          Prospectus supplement dated December 28, 2006 (to prospectus dated December 27, 2006)
                                              $1,353,897,000
                                              (Approximate)
                                     Bear Stearns ALT-A Trust 2006-8
                                              Issuing Entity
                                  Wells Fargo Bank, National Association
                               Master Servicer and Securities Administrator
                              Structured Asset Mortgage Investments II Inc.
                                                Depositor
                                         EMC Mortgage Corporation
                                            Sponsor and Seller
               Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2006-8

________________________________________________________________________________________________________________________

You should consider carefully the risk factors beginning on page S-22 in this prospectus supplement.
________________________________________________________________________________________________________________________
The Trust

The trust will consist  primarily of a pool of adjustable  rate Alt-A type mortgage loans secured by first liens on one- to four-family residential properties.
The trust will issue these classes of certificates that are offered under this prospectus supplement:

         o    2 classes of group I senior  certificates  designated  Class  I-A-1  Certificates  and Class
              I-A-2 Certificates,
         o    3 classes of group II senior  certificates  designated Class II-A-1,  Class II-A-2 and Class
              II-X-1 Certificates,
         o    3 classes of group III senior  certificates  designated  Class  III-A-1,  Class  III-A-2 and
              Class III-X-1 Certificates,
         o    4 classes of group I subordinate  certificates  designated Class I-M-1,  Class I-M-2,  Class
              I-B-1 and Class I-B-2 Certificates,
         o    5 classes of group II  subordinate  certificates  designated  Class II-B-1,  Class  II-BX-1,
              Class II-B-2, Class II-BX-2 and Class II-B-3 Certificates, and
         o    3 classes of group III subordinate  certificates designated Class III-B-1, Class III-B-2 and
              Class III-B-3 Certificates,  all as more fully described in the tables beginning on page S-4 of this prospectus supplement.

The certificates  are obligations  only of the trust, as the issuing entity.  Neither the certificates nor the mortgage loans are insured or guaranteed by any person,  except as described herein.  Distributions on the  certificates  will be payable  solely  from the assets  transferred  to the trust for the  benefit of certificateholders.

Credit Enhancement

Credit  enhancement  for the offered  certificates  related to loan group I will consist of excess spread, overcollateralization  and  additional  classes of  subordinated  certificates.  The offered  certificates related to loan group I and the Class I-B-3 Certificates may receive  additional  distributions in respect of interest from payments under the related cap contracts, as described herein.

Credit enhancement for the offered  certificates  related to loan group II and loan group III will consist of additional classes of subordinated certificates.

Distributions  on the  certificates  will be on the 25th of each month,  or, if the 25th is not a business day, on the next business day, beginning in January 2007.

Neither the  Securities  and Exchange  Commission  nor any state  securities  commission  has approved the certificates  or determined if this prospectus  supplement or the prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

The Attorney  General of the state of New York has not passed on or endorsed the merits of this  offering.
Any representation to the contrary is unlawful.

The  price to  investors  will  vary from  time to time and will be  determined  at the time of sale.  The proceeds to the  depositor  from the offering are expected to be  approximately  101.08% of the  aggregate principal amount of the offered certificates,  plus accrued interest thereon,  less expenses.  See "Method of Distribution" in this prospectus supplement.

The  Underwriter  will deliver to  purchasers  the offered  certificates  in  book-entry  form through The
Depository Trust Company,  Clearstream  Banking,  société anonyme and the Euroclear  System, in each case, on or about December 28, 2006.

                                         Bear, Stearns & Co. Inc.
                                               Underwriter

Important  notice  about  information  presented  in  this  prospectus  supplement  and  the  accompanying prospectus

You should rely only on the  information  contained in this  document.  We have not  authorized  anyone to provide you with different information.

We  provide   information  to  you  about  the  offered   certificates  in  two  separate  documents  that
progressively provide more detail:

o    the  accompanying  prospectus,  which provides  general  information,  some of which may not apply to this series of certificates; and

o    this prospectus supplement, which describes the specific terms of your certificates.

Annex  I,  Annex  II,  Schedule  A and  Schedule  B are  incorporated  into  and  comprise  a part of this prospectus supplement as if fully set forth herein.

The  description of your  certificates  in this  prospectus  supplement is intended to enhance the related description  in the prospectus and you should rely on the  information  in this  prospectus  supplement as providing additional detail not available in the prospectus.

The  Depositor's  principal  offices are located at 383 Madison  Avenue,  New York, New York 10179 and its
telephone number is (212) 272-2000.

NOTWITHSTANDING  ANY OTHER  EXPRESS  OR  IMPLIED  AGREEMENT  TO THE  CONTRARY,  THE  SPONSOR,  THE  MASTER
SERVICER,  THE  SECURITIES  ADMINISTRATOR,  THE CAP  CONTRACT  PROVIDER,  EMC  MORTGAGE  CORPORATION,  THE
TRUSTEE,  EACH RECIPIENT OF THE RELATED PROSPECTUS  SUPPLEMENT AND, BY ITS ACCEPTANCE THEREOF, EACH HOLDER
OF A CERTIFICATE,  AGREES AND  ACKNOWLEDGES  THAT EACH PARTY HERETO HAS AGREED THAT EACH OF THEM AND THEIR
EMPLOYEES,  REPRESENTATIVES  AND OTHER AGENTS MAY DISCLOSE,  IMMEDIATELY UPON COMMENCEMENT OF DISCUSSIONS,
TO ANY AND ALL PERSONS  THE TAX  TREATMENT  AND TAX  STRUCTURE  OF THE  CERTIFICATES  AND THE REMICS,  THE
TRANSACTIONS  DESCRIBED  HEREIN AND ALL MATERIALS OF ANY KIND  (INCLUDING  OPINIONS OR OTHER TAX ANALYSES)
THAT ARE PROVIDED TO ANY OF THEM RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE.

                                          European Economic Area

         In  relation  to each  Member  State of the  European  Economic  Area which has  implemented  the
Prospectus  Directive  (referred to herein as a Relevant  Member State),  the  Underwriter has represented and agreed that with effect from and including the date on which the  Prospectus  Directive is implemented in that Relevant Member State (referred to herein as a Relevant  Implementation  Date) it has not made and will not make an offer of notes to the public in that Relevant  Member State prior to the  publication  of a  prospectus  in  relation  to the notes  which has been  approved  by the  competent  authority  in that
Relevant  Member State or, where  appropriate,  approved in another  Relevant Member State and notified to the competent  authority in that Relevant Member State,  all in accordance with the Prospectus  Directive, except that it may,  with effect from and  including the Relevant  Implementation  Date,  make an offer of notes to the public in that Relevant Member State at any time:

(a)      to legal entities  which are  authorized or regulated to operate in the financial  markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(b)      to any legal  entity  which has two or more of (1) an  average of at least 250  employees  during the last  financial  year; (2) a total balance sheet of more than  €43,000,000  and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(c)      in any other  circumstances  which do not require the  publication  by the Issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

         For the  purposes  of this  provision,  the  expression  an  "offer  of notes to the  public"  in relation to any notes in any Relevant  Member State means the  communication  in any form and by any means of  sufficient  information  on the  terms of the offer  and the  notes to be  offered  so as to enable an investor to decide to purchase or subscribe  the notes,  as the same may be varied in that Member State by any measure  implementing  the Prospectus  Directive in that Member State and the  expression  referred to herein as Prospectus Directive means Directive  2003/71/EC and includes any relevant  implementing measure in each Relevant Member State.

                                              United Kingdom

         The Underwriter has represented and agreed that:

(a)      it has only  communicated or caused to be communicated  and will only  communicate or cause to be communicated  an invitation or  inducement to engage in investment  activity  (within the meaning of Section 21 of the FSMA)  received by it in  connection  with the issue or sale of the notes in circumstances in which Section 21(1) of the FSMA does not apply to the Issuing Entity; and

(b)      it has  complied  and will  comply with all  applicable  provisions  of the FSMA with  respect to anything done by it in relation to the notes in, from or otherwise involving the United Kingdom.

                              TABLE OF CONTENTS

Principal Distributions on the Group II Subordinate Certificates

Characterization of the Group I Offered Certificates and the
   Group III Offered Certificates

ANNEX I
ANNEX II
SCHEDULE A
SCHEDULE B

                                     SUMMARY OF PROSPECTUS SUPPLEMENT

           The following  summary provides a brief  description of material aspects of this offering and does not  contain  all of the  information  that you  should  consider  in making  your  investment  decision.  To understand all of the terms of the offered  certificates,  read carefully this entire  prospectus  supplement and the entire  accompanying  prospectus.  A glossary is included at the end of this  prospectus  supplement.
Capitalized  terms used but not defined in the glossary at the end of this  prospectus  supplement  or in the following summary have the meanings assigned to them in the glossary at the end of the prospectus.

Issuing Entity.....................  Bear Stearns ALT-A Trust 2006-8.

Title of Series....................  Bear Stearns ALT-A Trust, Mortgage Pass-Through Certificates, Series 2006-8.

Cut-off Date.......................  December 1, 2006.

Closing Date.......................  On or about December 28, 2006.

Depositor..........................  Structured Asset Mortgage Investments II Inc.

Sponsor............................  EMC Mortgage Corporation, an affiliate of the depositor.

Master Servicer....................  Wells Fargo Bank, National Association.

Servicers..........................  EMC Mortgage  Corporation,  HSBC  Mortgage  Corporation  (USA),  Wells Fargo
                                     Bank,  N.A., Mid America Bank, fsb,  EverHome  Mortgage  Company and various other  servicers,  none of which will  service more than 10% of the mortgage loans in any of loan group I, loan group II or loan group III.

Originators........................  EMC Mortgage  Corporation,  Wells Fargo Bank,  N.A., Mid America Bank,  fsb,
                                     and various other  originators,  none of which will  originate more than 10%
                                     of the  mortgage  loans in any of loan  group I, loan group II or loan group
                                     III.

Cap Contract Provider..............  Bear Stearns Financial Products Inc.

Trustee ...........................  Citibank, N.A.

Securities Administrator...........  Wells Fargo Bank, National Association.

Distribution Dates.................  Distributions  on the offered  certificates  will be made on the 25th day of each month,  or, if such day is not a business  day, on the next  succeeding business day, beginning in January 2007.

Certificates.......................  The classes of offered  certificates,  their  pass-through rates and initial certificate  principal  balances  are set  forth  in the  table  below.  The
                                     Issuing  Entity will also issue other  certificates  designated as the Class
                                     I-B-3,  Class II-B-4,  Class  II-B-5,  Class II-B-6,  Class  III-B-4,  Class
                                     III-B-5,  Class  III-B-6,  Class I-XP,  Class II-XP Class B-IO,  Class R and
                                     Class R-X  Certificates,  which  classes  are not  offered  pursuant to this prospectus supplement.

                                          Group I Offered Certificates

                       Pass-Through          Initial Certificate        Initial Rating
     Class                 Rate               Principal Balance         (S&P/Moody's)                  Designation
_____________________________________________________________________________________________________________________________
     I-A-1            Variable Rate             $529,193,000               AAA/Aaa                 Group I Super Senior
     I-A-2            Variable Rate              $65,738,000               AAA/Aaa                Group I Senior Support
     I-M-1            Variable Rate              $22,680,000                AA/Aa2                  Group I Subordinate
     I-M-2            Variable Rate              $13,805,000                 A/A2                   Group I Subordinate
     I-B-1            Variable Rate              $9,532,000                BBB/Baa2                 Group I Subordinate
     I-B-2            Variable Rate              $3,287,000               BBB-/Baa3                 Group I Subordinate

Total Group I Offered Certificates*:            $644,235,000
*Approximate

                                           Group I Non-Offered Certificates

                      Pass-Through           Initial Certificate        Initial Rating
    Class                 Rate                Principal Balance         (S&P/Moody's)                  Designation
___________________________________________________________________________________________________________________________
    I-B-3             Variable Rate              $3,616,000                 BB/Ba2                 Group I Subordinate
     I-XP                  N/A                       $0                      N/A                   Group I Subordinate
     B-IO                  N/A                       $0                      N/A                   Group I Subordinate

Total Group I Non-Offered Certificates*:         $3,616,000

*Approximate

                                         Group II Offered Certificates

                         Pass-Through      Initial Certificate       Initial Rating
       Class                 Rate           Principal Balance         (S&P/Moody's)                 Designation
___________________________________________________________________________________________________________________________
       II-A-1           Variable Rate         $433,070,000               AAA/Aaa               Group II Super Senior
       II-A-2           Variable Rate          $38,212,000               AAA/Aa1              Group II Senior Support
       II-X-1             Fixed Rate            Notional                 AAA/Aaa           Group II Senior Interest Only
       II-B-1           Variable Rate          $13,755,000               AA/Aa2                 Group II Subordinate
       II-BX-1            Fixed Rate            Notional                 AA/Aa2          Group II Subordinate Interest Only
       II-B-2           Variable Rate          $8,153,000                 A/A2                  Group II Subordinate
       II-BX-2            Fixed Rate            Notional                  A/A2           Group II Subordinate Interest Only
       II-B-3           Variable Rate          $4,840,000               BBB/Baa2                Group II Subordinate

Total Group II
Offered
Certificates*:                                $498,030,000

*Approximate

                                         Group II Non-Offered Certificates

                         Pass-Through      Initial Certificate       Initial Rating
        Class                Rate           Principal Balance         (S&P/Moody's)                 Designation
________________________________________________________________________________________________________________________
       II-B-4           Variable Rate          $4,840,000                 BB/NA                 Group II Subordinate
       II-B-5           Variable Rate          $4,075,000                 B/NA                  Group II Subordinate
       II-B-6           Variable Rate          $2,549,315                  NA                   Group II Subordinate
        II-XP                 NA                   $0                      NA                   Group II Subordinate

Total Group II
Non-Offered
Certificates*:                                 $11,464,315
*Approximate

                                         Group III Offered Certificates

                         Pass-Through      Initial Certificate       Initial Rating
        Class                Rate           Principal Balance         (S&P/Moody's)                 Designation
___________________________________________________________________________________________________________________________
       III-A-1          Variable Rate         $142,880,000               AAA/Aaa               Group III Super Senior
       III-A-2          Variable Rate          $61,234,000               AAA/Aaa              Group III Senior Support
       III-X-1          Variable Rate           Notional                 AAA/Aaa           Group III Senior Interest Only
       III-B-1          Variable Rate          $3,651,000                AA/Aa2                 Group III Subordinate
       III-B-2          Variable Rate          $2,364,000                 A/A2                  Group III Subordinate
       III-B-3          Variable Rate          $1,503,000               BBB/Baa2                Group III Subordinate

Total Group III
Offered
Certificates*:                                $211,632,000

*Approximate

                                         Group III Non-Offered Certificates

                         Pass-Through      Initial Certificate       Initial Rating
        Class                Rate           Principal Balance         (S&P/Moody's)                 Designation
_________________________________________________________________________________________________________________________
       III-B-4          Variable Rate          $2,578,000                 BB/NA                 Group III Subordinate
       III-B-5          Variable Rate           $323,000                  B/NA                  Group III Subordinate
       III-B-6          Variable Rate           $324,589                   NA                   Group III Subordinate

Total Group III
Non-Offered
Certificates*:                                 $3,225,589

Total Certificates*:                         $1,372,202,904
*Approximate

Other Information:

The trust will also  issue  Class R  Certificates  and Class R-X  Certificates  (together,  the  "residual certificates")  which  will not have a  pass-through  rate and  which  are not  offered  pursuant  to this prospectus supplement.

The  pass-through  rates on the  certificates  are  described in detail on pages S-11 through S-13 in this prospectus supplement.

Class II-X-1 Certificates:

The Class  II-X-1  Certificates  do not have a principal  amount.  The Class  II-X-1  Certificates  have a notional  amount equal to the aggregate  certificate  principal  balance of the Class II-A-1  Certificates and the Class  II-A-2  Certificates.  The Class II-X-1  Certificates  have an initial  notional  amount of
$471,282,000.

Class II-BX-1 Certificates:

The Class II-BX-1  Certificates  do not have a principal  amount.  The Class II-BX-1  Certificates  have a notional amount equal to the certificate  principal  balance of the Class II-B-1  Certificates.  The Class
II-BX-1 Certificates have an initial notional amount of $13,755,000.

Class II-BX-2 Certificates:

The Class II-BX-2  Certificates  do not have a principal  amount.  The Class II-BX-2  Certificates  have a notional amount equal to the certificate  principal  balance of the Class II-B-2  Certificates.  The Class
II-BX-2 Certificates have an initial notional amount of $8,153,000.

Class III-X-1 Certificates:

The Class III-X-1  Certificates  do not have a principal  amount.  The Class III-X-1  Certificates  have a notional  amount  equal to the  aggregate  certificate  principal  balance  of the  Class  III-A-1,  Class
III-A-2,  Class  III-B-1,  Class III-B-2 and Class III-B-3  Certificates.  The Class III-X-1  Certificates
have an initial notional amount of $211,632,000.

The Issuing Entity

The depositor will establish a trust with respect to the Bear Stearns ALT-A Trust,  Mortgage  Pass-Through
Certificates,  Series 2006-8,  pursuant to a pooling and servicing agreement dated as of December 1, 2006, among the depositor, the master servicer, the securities administrator, the trustee and the sponsor.

See "Description of the Certificates" in this prospectus supplement.

The  certificates  represent  in the  aggregate  the entire  beneficial  ownership  interest in the trust.
Distributions  of interest and/or  principal on the offered  certificates  will be made only from payments received in connection with the mortgage loans described below.

Sponsor and Mortgage Loan Sellers

EMC Mortgage  Corporation,  in its capacity as a mortgage  loan seller,  or the Sponsor or EMC, a Delaware corporation  and an affiliate of the  depositor and the  underwriter,  will sell a portion of the mortgage loans to the  depositor.  The  remainder of the mortgage  loans will be sold  directly to the depositor by
Master Funding LLC, a special purpose entity that was established by EMC Mortgage  Corporation,  which, in turn, acquired those mortgage loans from EMC Mortgage Corporation.

The Originators

Approximately  80.77%,  76.88% and  35.75% of the loan group I, loan group II and loan group III  mortgage loans,  respectively,  were  originated  by EMC.  Approximately  2.97% and  13.71% of the loan group I and loan group II mortgage  loans,  respectively,  were  originated by Mid America Bank,  fsb, or Mid America.
Approximately  10.97% of the loan group III mortgage  loans were  originated by Wells Fargo Bank,  N.A. or
Wells Fargo Bank.  The  remainder  of the  mortgage  loans in each loan group were  originated  by various originators,  none of which have  originated  more than 10% of the mortgage  loans in the aggregate of any loan group.

The Servicers

Approximately  91.78%,  61.87% and 5.80% of the loan  group I, loan  group II and loan group III  mortgage loans,  respectively,  will be serviced by EMC.  Approximately  5.24%,  24.42% and 1.55% of the loan group
I, loan group II and loan group III  mortgage  loans,  respectively,  will be  serviced  by HSBC  Mortgage
Corporation  (USA),  or HSBC.  Approximately  58.70% of the loan group III mortgage loans will be serviced by Wells  Fargo  Bank.  Approximately  2.97% and  13.71% of the loan  group I and loan  group II  mortgage loans,  respectively,  will be  serviced  by Mid  America.  Approximately  24.01%  of the loan  group  III mortgage loans will be serviced by EverHome Mortgage Company,  or EverHome.  The remainder of the mortgage loans will be serviced by various  servicers,  none of which will  service  more than 10% of the  mortgage loans in the aggregate of any loan group.

The Mortgage Loans

The trust will initially  contain  approximately  4,419 first lien  adjustable rate mortgage loans secured by one- to four-family residential real properties and individual condominium units.

The mortgage loans have an aggregate  principal balance of approximately  $1,381,734,501 as of the Cut-off
Date.

Substantially all of the mortgage loans have an initial  fixed-rate  period of two, three,  five, seven or ten  years.  After  the fixed  rate  period,  if any,  the  interest  rate on each  mortgage  loan will be adjusted monthly based on One-Month  LIBOR,  One-Month  Prime,  semi-annually  based on Six-Month LIBOR or annually  based  on  One-Year  LIBOR or  One-Year  Treasury,  to  equal  the  related  index  plus a fixed percentage  set forth in or  computed in  accordance  with the related  note,  subject to rounding  and to certain other  limitations,  including an initial cap, a subsequent  periodic cap on each  adjustment date and a maximum  lifetime  mortgage  rate,  all as more fully  described  under "The Mortgage  Pool" in this prospectus  supplement.  The  related  index is as  described  under  "The  Mortgage  Pool—Indices  on the
Mortgage  Loans" in this  prospectus  supplement.  As to each mortgage loan, the related  servicer will be responsible for calculating and implementing interest rate adjustments.

The mortgage loans have been divided into three primary loan groups,  designated as group I,  group II and group III, as more fully described below and in Schedule A to this prospectus supplement.

Approximately  83.53%,  85.50% and  43.66% of the loan group I, loan group II and loan group III  mortgage loans,  respectively,  will  require  payment of  interest  only for the  initial  period set forth in the related mortgage note.

Approximately  74.71%,  72.66% and 9.55% of the loan  group I, loan  group II and loan group III  mortgage loans, respectively, are assumable in accordance with the terms of the related mortgage note.

All of the group III  mortgage  loans were  acquired  through  the  exercise of the  optional  termination provisions  of three  securitizations.  These  mortgage  loans were sold to the  Sponsor  pursuant  to the
optional  termination  provisions  contained  in  the  related  pooling  and  servicing  agreements.   The
respective  servicers of these  mortgage  loans will continue to service such mortgage loans in accordance with the servicing agreements for the related securitization.

The Group I Mortgage Loans

The following  table  describes  certain  characteristics  of all of the group I mortgage  loans as of the cut-off date:

Number of mortgage loans:...................2,133

Aggregate stated principal
   balance:..........................$657,382,598

Range of stated principal
   balances:................$28,348 to $2,000,000

Average stated principal
    balance:............................ $308,196

Range of mortgage rates (per annum):............
   ............................4.875% to 10.650%

Weighted average mortgage rate (per annum):..7.909%

Range of remaining terms to stated maturity (months):...175 to 473

Weighted average remaining term to stated maturity (months):...358

Weighted average loan-to-value ratio at origination:........77.24%

Weighted average gross margin (per annum):..................2.314%

Non-Zero Weighted average cap at first interest adjustment date (per annum):..4.831%

Non-Zero Weighted average periodic cap (per annum):....1.222%

Weighted average maximum lifetime mortgage rate (per annum):...13.097%

Weighted average months to first interest adjustment date (months):...61

Loan Index Type:
One Year LIBOR...........................  15.73%
Six Month LIBOR..........................  83.99%
One Month LIBOR.............................0.07%
One Year Treasury.........................  0.21%

The Group II Mortgage Loans

The following  table  describes  certain  characteristics  of all of the group II mortgage loans as of the cut-off date:

Number of mortgage loans:...................1,469

Aggregate stated principal
   balance:..........................$509,494,315

Range of stated principal
   balances:...............$49,876 to $4,500,000

Average stated principal
    balance:............................ $346,831

Range of mortgage rates (per annum):............
   ..............................5.000% to 9.125%

Weighted average mortgage rate (per annum):6.980%

Range of remaining terms to stated maturity (months):....343 to 475

Weighted average remaining term to stated maturity (months):...358

Weighted average loan-to-value ratio at origination:...76.28%

Weighted average gross margin (per annum):.2.297%

Non-Zero Weighted average cap at first interest adjustment date (per annum):...5.086%

Non-Zero Weighted average periodic cap (per annum):...1.529%

Weighted average maximum lifetime mortgage rate (per annum):...12.084%

Weighted average months to first interest adjustment date (months):...60

Loan Index Type:
One Year LIBOR...........................  43.00%
Six Month LIBOR..........................  56.74%
One Year Treasury.........................  0.27%

The Group III Mortgage Loans

The following table  describes  certain  characteristics  of all of the group III mortgage loans as of the cut-off date:

Number of mortgage loans:.....................817

Aggregate stated principal
   balance:..........................$214,857,589

Range of stated principal
   balances:.................$7,600 to $1,946,000

Average stated principal
    balance:............................ $262,984

Range of mortgage rates (per annum):............
   .............................3.625% to 13.500%

Weighted average mortgage rate (per annum):6.591%

Range of remaining terms to stated maturity (months):...130 to 325

Weighted average remaining term to stated maturity (months):...314

Weighted average loan-to-value ratio at origination:...74.49%

Weighted average gross margin (per annum):..2.515%

Non-Zero Weighted average cap at first interest adjustment date (per annum):...4.498%

Non-Zero Weighted average periodic cap (per annum):...1.273%

Weighted average maximum lifetime mortgage rate (per annum):...11.264%

Weighted average months to first interest adjustment date (months):...53

Loan Index Type:
One Year LIBOR............................  3.07%
Six Month LIBOR..........................  75.87%
One Month LIBOR.............................3.56%
One Year Treasury........................  17.36%
One Month Prime.............................0.14%

Removal and Substitution of a Mortgage Loan

The trustee will  acknowledge the sale,  transfer and assignment to it (or the custodian on its behalf) by the depositor and receipt of the mortgage  loans,  subject to further review and the exceptions  which may be noted pursuant to the procedures described in the pooling and servicing  agreement.  If the trustee (or the custodian on its behalf) finds that any mortgage loan appears  defective on its face,  appears to have not been  executed or  received,  or appears to be  unrelated  to the  mortgage  loans  identified  in the mortgage loan schedule  (determined on the basis of the mortgagor  name,  original  principal  balance and loan  number),  the trustee (or the  custodian  on its behalf)  shall  promptly  notify the  sponsor.  The sponsor  must then  correct  or cure any such  defect  within  90 days  from the date of  notice  from the trustee (or the  custodian  on its behalf) of the defect and if the sponsor  fails to correct or cure such defect  within  such  period and such  defect  materially  and  adversely  affects  the  interests  of the certificateholders  in the related  mortgage loan,  the sponsor will, in accordance  with the terms of the pooling and servicing  agreement and the mortgage loan purchase  agreement,  within 90 days of the date of notice,  provide the trustee with a substitute  mortgage loan (if within two years of the closing date) or repurchase  the mortgage  loan;  provided  that,  if such defect would cause the mortgage loan to be other than a "qualified  mortgage" as defined in Section  860G(a)(3)(a)  of the Internal  Revenue Code, any such cure or substitution must occur within 90 days from the date such breach was discovered.

Description of the Certificates

General

The Class I-A-1  Certificates  and the Class I-A-2  Certificates  will represent  interests in the group I mortgage loans and are sometimes  referred to herein as the group I senior  certificates  or the Class I-A
Certificates.

The Class I-M-1,  Class I-M-2,  Class I-B-1,  Class I-B-2 and Class I-B-3 Certificates will each represent subordinated  interests in the group I mortgage loans and are sometimes  referred to herein as the group I subordinate certificates.

The Class I-A-1,  Class I-A-2,  Class I-M-1,  Class I-M-2,  Class I-B-1 and Class I-B-2  Certificates  are
sometimes referred to herein as the group I offered certificates.

The Class I-B-3,  Class I-XP and Class B-IO  Certificates  are not offered by this prospectus  supplement, and  are  sometimes  referred  to  herein  as the  non-offered  group  I  certificates.  The  Class  I-B-3
Certificates  and Class  B-IO  Certificates  will each  represent  subordinated  interests  in the group I mortgage loans.

The group I offered  certificates  and the  non-offered  group I  certificates  are sometimes  referred to herein as the group I certificates.

Payments of interest  and  principal on each class of group I  certificates  will be made from the group I mortgage loans.

The Class I-XP  Certificates,  which are not offered by this  prospectus,  will represent the right of the holder to prepayment  charges on the group I mortgage loans to the extent such prepayment  charges are not retained by the related servicer in accordance with the terms of the related servicing agreement.

The Class II-A-1,  Class II-A-2 and Class II-X-1  Certificates  will  represent  interests  principally in loan group II. The Class II-A-1  Certificates  and the Class II-A-2  Certificates  are sometimes  referred to herein as the Class II-A  Certificates.  The Class II-A Certificates and the Class II-X-1  Certificates
are sometimes referred to herein as the group II senior certificates.

The Class II-X-1,  Class II-BX-1 and Class II-BX-2  Certificates  are sometimes  referred to herein as the group II interest only certificates.

The Class II-B-1,  Class  II-B-2,  Class II-B-3,  Class II-BX-1 and Class II-BX-2  Certificates  will each represent  subordinated  interests in the loan group II and are sometimes  referred to herein as the group
II offered subordinate certificates.

The  group II  senior  certificates  and the  group II  offered  subordinate  certificates  are  sometimes referred to herein as the group II offered certificates.

The trust will also issue Class II-B-4,  Class II-B-5,  Class II-B-6 and Class II-XP  Certificates,  which are not offered by this  prospectus  supplement,  and are sometimes  referred to herein as the non-offered group II certificates.  The Class II-B-4,  Class II-B-5 and Class II-B-6  Certificates will each represent subordinated  interests in the group II mortgage  loans.  The non-offered  group II  certificates  have an initial principal balance of approximately $11,464,315.

The Class II-B-1,  Class II-B-2,  Class II-B-3,  Class II-B-4,  Class II-B-5 and Class II-B-6 Certificates
are sometimes referred to herein as the Class II-B Certificates.

The group II offered  subordinate  certificates,  together with the non-offered  group II certificates are sometimes referred to herein as the group II subordinate certificates.

The group II offered  certificates  and the non-offered  group II certificates  are sometimes  referred to herein as the group II certificates.

The Class II-XP  Certificates,  which are not offered by this prospectus,  will represent the right of the holder to  prepayment  charges on the group II mortgage  loans to the extent such  prepayment  charges are not retained by the related  servicer in  accordance  with the terms of the related  servicing  agreement.
The Class I-XP  Certificates  and the Class II-XP  Certificates  are  sometimes  referred to herein as the
Class XP Certificates.

The Class III-A-1,  Class III-A-2 and Class III-X-1  Certificates will represent interests  principally in loan  group  III.  The  Class  III-A-1  Certificates  and the Class  III-A-2  Certificates  are  sometimes referred to herein as the Class III-A  Certificates.  The Class III-A  Certificates  and the Class III-X-1
Certificates  are  sometimes  referred to herein as the group III senior  certificates.  The Class III-X-1
Certificates are sometimes referred to as the group III interest only certificates.

The Class  III-B-1,  Class  III-B-2  and Class  III-B-3  Certificates  will  each  represent  subordinated interests  in the  loan  group  III  and are  sometimes  referred  to  herein  as the  group  III  offered subordinate certificates.

The group III  senior  certificates  and the group III  offered  subordinate  certificates  are  sometimes referred to herein as the group III offered certificates.

The trust will also issue Class  III-B-4,  Class  III-B-5 and Class  III-B-6  Certificates,  which are not offered by this prospectus  supplement,  and are sometimes referred to herein as the non-offered group III certificates.  The non-offered  group III certificates will each represent  subordinated  interests in the group III mortgage loans. The non-offered  group III  certificates  have an initial  principal  balance of approximately $3,225,589.

The Class  III-B-1,  Class  III-B-2,  Class  III-B-3,  Class  III-B-4,  Class  III-B-5  and Class  III-B-6
Certificates are sometimes referred to herein as the Class III-B Certificates.

The group III offered subordinate  certificates,  together with the non-offered group III certificates are sometimes referred to herein as the group III subordinate certificates.

The group III offered  certificates and the non-offered  group III certificates are sometimes  referred to herein as the group III certificates.

The  group I  offered  certificates,  the  group  II  offered  certificates  and  the  group  III  offered certificates are sometimes referred to herein as the offered certificates.

The group I senior  certificates,  group II senior  certificates and the group III senior certificates are sometimes referred to herein as the senior certificates.

The group II interest  only  certificates  and the group III  interest  only  certificates  are  sometimes referred to herein as the interest only certificates.

The  group  I  subordinate  certificates,  the  group  II  subordinate  certificates  and  the  group  III subordinate certificates are sometimes referred to herein as the subordinate certificates.

The  non-offered  group I  certificates,  non-offered  group II  certificates  and  non-offered  group III
certificates  together  with  the  offered   certificates,   are  sometimes  referred  to  herein  as  the
certificates.

The  Class R  Certificates  and the Class  R-X  Certificates  (also  referred  to  herein as the  residual certificates),  which are not offered pursuant to this prospectus,  will represent the residual  interests in the real estate mortgage investment conduits established by the trust.

The  assumed  final  distribution  date for the  group I offered  certificates  is the  distribution  date occurring in June 2046; the assumed final  distribution date for the group II offered  certificates is the distribution  date  occurring  in August  2046;  the  assumed  final  distribution  date for the group III offered certificates is the distribution date occurring in February 2034.

Record Date

For each class of group I offered  certificates and for any distribution  date, the business day preceding the applicable  distribution date so long as the group I offered  certificates  remain in book-entry form;
and  otherwise  the record date shall be the last  business day of the month  preceding the month in which such  distribution  date  occurs.  For each class of group II offered  certificates  and group III offered certificates  and for any  distribution  date, the close of business on the last business day of the month preceding the month in which such distribution date occurs.

Denominations

For each class of offered certificates, $25,000, and multiples of $1.00 in excess thereof.

Registration of Offered Certificates

The  trust  will  issue the  offered  certificates,  initially,  in  book-entry  form.  Persons  acquiring interests in these  offered  certificates  will hold their  beneficial  interests  through The  Depository
Trust Company, in the United States, or Clearstream  Banking,  société anonyme or the Euroclear System, in
Europe. The trust will issue the residual certificates in certificated fully-registered form.

We refer you to  "Description of the  Certificates—Registration  of the Book-Entry  Certificates"  in this prospectus supplement.

Pass Through Rates

The  pass-through  rate for each class of offered  certificates  (other  than the group II  interest  only certificates)  may  change  from  distribution  date to  distribution  date.  The  pass-through  rate will therefore be adjusted on a monthly basis.  Investors will be notified of a  pass-through  rate  adjustment through the monthly distribution reports.

Group I Certificates

The pass-through rates on each class of group I certificates are as follows:
The Class  I-A-1,  Class  I-A-2,  Class  I-M-1,  Class  I-M-2,  Class  I-B-1,  Class I-B-2 and Class I-B-3
Certificates  will bear  interest  at a variable  pass-through  rate  equal to the least of (i)  one-month
LIBOR plus the related margin,  (ii) 11.50% per annum and (iii) the  weighted  average of the net rates of the group I mortgage  loans as  adjusted to an  effective  rate  reflecting  the accrual of interest on an actual/360 basis.

One-month  LIBOR for the first interest  accrual period and for all  subsequent  accrual  periods shall be determined  as described  in  "Description  of the  Certificates—Calculation  of One-Month  LIBOR" in this prospectus supplement.

The related margin for the Class I-A-1,  Class I-A-2,  Class I-M-1,  Class I-M-2, Class I-B-1, Class I-B-2
and Class  I-B-3  Certificates  will be 0.160%,  0.210%,  0.310%,  0.450%,  1.150%,  2.150% and 2.150% per
annum,  respectively,  provided that, after the first possible optional termination date for loan group I, the related margin for the Class I-A-1,  Class I-A-2,  Class I-M-1,  Class I-M-2, Class I-B-1, Class I-B-2
and Class  I-B-3  Certificates  will be 0.320%,  0.420%,  0.465%,  0.675%,  1.725%,  3.225% and 3.225% per
annum, respectively.

If on any  distribution  date, the  pass-through  rate for a class of the group I offered  certificates or the Class I-B-3  Certificates  is based on the Net Rate Cap as  described in this  prospectus  supplement, the holders of the related  certificates  will  receive a smaller  amount of  interest  than such  holders would have received on such  distribution  date had the  pass-through  rate been  calculated  based on the lesser of (a) one-month  LIBOR plus the related margin and (b) 11.50% per annum.  However,  the shortfalls described in this paragraph may be covered by excess  cashflow or the cap  contracts,  as described in the prospectus supplement.

Group II Certificates

The pass-through rates on each class of group II certificates are as follows:
On or prior to the distribution  date in October 2011, the Class II-A  Certificates  will bear interest at a variable  pass-through  rate  equal to the  weighted  average of the net rates of the group II  mortgage loans minus  approximately  1.046% per annum.  After the distribution date in October 2011, the Class II-A
Certificates  will bear interest at a variable  pass-through rate equal to the weighted average of the net rates of the group II mortgage loans.

On or prior to the  distribution  date in October 2011, the Class II-X-1  Certificates  will bear interest at a fixed  pass-through rate equal to approximately  1.046% per annum based on a notional amount equal to the  aggregate  certificate  principal  balance  of the Class  II-A-1  Certificates  and the Class  II-A-2
Certificates.  After the distribution  date in October 2011, the Class II-X-1  Certificates  will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

On or prior to the  distribution  date in October 2011, the Class II-B-1  Certificates  will bear interest at a variable  pass-through  rate equal to the weighted  average of the net rates of the group II mortgage loans minus  approximately  0.672%,  per annum.  After the distribution  date in October 2011, each of the
Class  II-B-1  Certificates  will bear  interest  at a variable  pass-through  rate equal to the  weighted average of the net rates of the group II mortgage loans.

On or prior to the distribution  date in October 2011, the Class II-BX-1  Certificates  will bear interest at a fixed  pass-through rate equal to approximately  0.672% per annum based on a notional amount equal to the  certificate  principal  balance of the Class  II-B-1  Certificates.  After the  distribution  date in
October 2011, the Class II-BX-1  Certificates  will not bear any interest and the  pass-through  rate will be equal to 0.00% per annum thereon.

On or prior to the  distribution  date in October 2011, the Class II-B-2  Certificates  will bear interest at a variable  pass-through  rate equal to the weighted  average of the net rates of the group II mortgage loans minus  approximately  0.312%,  per annum.  After the distribution  date in October 2011, each of the
Class  II-B-2  Certificates  will bear  interest  at a variable  pass-through  rate equal to the  weighted average of the net rates of the group II mortgage loans.

On or prior to the distribution  date in October 2011, the Class II-BX-2  Certificates  will bear interest at a fixed  pass-through rate equal to approximately  0.312% per annum based on a notional amount equal to the  certificate  principal  balance of the Class  II-B-2  Certificates.  After the  distribution  date in
October 2011, the Class II-BX-2  Certificates  will not bear any interest and the  pass-through  rate will be equal to 0.00% per annum thereon.

The Class II-B-3,  Class II-B-4,  Class II-B-5 and Class II-B-6  Certificates will each bear interest at a variable pass-through rate equal to the weighted average net rate of the mortgage loans in loan group II.

Group III Certificates

The pass-through rates on each class of group III certificates are as follows:

The Class III-A-1,  Class III-A-2,  Class III-B-1,  Class III-B-2 and Class III-B-3 Certificates will bear interest  at a variable  pass-through  rate  equal to the least of (i)  one-month  LIBOR plus the  related margin,  (ii) 10.50% per annum and (iii) the  weighted  average of the net rates of the group III mortgage loans as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

The related margin for the Class III-A-1,  Class III-A-2,  Class III-B-1,  Class III-B-2 and Class III-B-3
Certificates will be 0.160%,  0.200%,  0.300%, 0.450% and 1.250% per annum,  respectively,  provided that, after the first possible  optional  termination  date for loan group III, the related margin for the Class
III-A-1,  Class  III-A-2,  Class  III-B-1,  Class III-B-2 and Class III-B-3  Certificates  will be 0.320%,
0.400%, 0.450%, 0.675% and 1.875% per annum, respectively.

The Class III-X-1  Certificates  will bear interest at variable  pass-through rate equal to the greater of
(i) zero and (ii) the  excess of (a) the  weighted  average  of the net  rates of the  group III  mortgage loans  over (b) the  weighted  average  pass-through  rates of the Class  III-A-1,  Class  III-A-2,  Class
III-B-1,  Class  III-B-2  and  Class  III-B-3  Certificates  as of each  distribution  date,  weighted  in proportion to the  applicable  certificate  principal  balance of each such class as of such  distribution date.

The Class  III-B-4,  Class  III-B-5  and Class  III-B-6  Certificates  will bear  interest  at a  variable pass-through  rate  equal to the  weighted  average  of the net rates of the group III  mortgage  loans as adjusted to an effective rate reflecting the accrual of interest on a 30/360 basis.

If on any  distribution  date,  the  pass-through  rate for a class of the Class  III-A-1,  Class III-A-2,
Class  III-B-1,  Class  III-B-2 or Class  III-B-3  Certificates  is based on the  related  Net Rate Cap as described in this prospectus  supplement,  the holders of the related  certificates will receive a smaller amount of interest than such holders would have received on such  distribution  date had the  pass-through rate been  calculated  based on the lesser of (a) one-month  LIBOR plus the related  margin and (b) 10.50%
per annum.

The residual  certificates  and the Class XP  Certificates  do not have a  pass-through  rate and will not bear interest.

Distributions on the Certificates

General
The issuing  entity will make  distributions  with respect to each class of  certificates  primarily  from certain collections and other recoveries on the mortgage loans.

Interest Payments

On each distribution  date holders of the offered  certificates and the Class I-B-3,  Class II-B-4,  Class
II-B-5,  Class II-B-6,  Class III-B-4,  Class III-B-5 and Class III-B-6  Certificates  will be entitled to receive:
     o   the interest  that has accrued on the  certificate  principal  balance or notional  amount of the related  certificates at the applicable  pass-through  rate during the related  interest  accrual period, and

     o   any interest due on a prior distribution date that was not paid, less

     o   interest shortfalls allocated to the related certificates.

The interest  accrual period for the group I offered  certificates,  the Class I-B-3  Certificates and the group III offered  certificates  (other than the Class III-X-1  certificates)  will be the period from and including  the  preceding  distribution  date (or from and  including the closing date, in the case of the first distribution date) to and including the day prior to the current distribution date.

Interest  on the group I offered  certificates,  the Class  I-B-3  Certificates  and the group III offered certificates  (other than the Class  III-X-1  certificates)  will be  calculated on the basis of a 360-day year and the actual number of days elapsed during the related interest accrual period.

Each  class of group I offered  certificates  and the Class  I-B-3  Certificates  may  receive  additional interest  distributions  from payments under the related cap contracts,  as described below under "The Cap
Contracts".

The  interest  accrual  period  for the  group II  certificates  and the  Class  III-X-1,  Class  III-B-4,
Class  III-B-5 and Class  III-B-6  certificates  will be the  calendar  month  immediately  preceding  the calendar month in which a distribution date occurs.

Calculations  of  interest  on the group II  certificates  and the Class  III-X-1,  Class  III-B-4,  Class
III-B-5 and Class  III-B-6  certificates  will be based on a 360-day year that  consists of twelve  30-day months.

The Class  II-X-1  Certificates  have a  notional  amount  equal to the  aggregate  certificate  principal
balance  of  the  Class  II-A-1  Certificates  and  the  Class  II-A-2  Certificates.   The  Class  II-X-1
Certificates have an initial notional amount of $471,282,000.

The Class II-BX-1  Certificates  have a notional amount equal to the certificate  principal balance of the
Class  II-B-1  Certificates.  The Class  II-BX-1  Certificates  each have an  initial  notional  amount of
$13,755,000.

The Class II-BX-2  Certificates  have a notional amount equal to the certificate  principal balance of the
Class  II-B-2  Certificates.  The Class  II-BX-2  Certificates  each have an  initial  notional  amount of
$8,153,000.

The Class  III-X-1  Certificates  have a notional  amount  equal to the  aggregate  certificate  principal
balance  of  the  Class  III-A-1,   Class  III-A-2,   Class  III-B-1,  Class  III-B-2  and  Class  III-B-3
Certificates. The Class III-X-1 Certificates have an initial notional amount of $211,632,000.

In addition,  the Class  III-A,  Class  III-B-1,  Class  III-B-2 and Class  III-B-3  Certificates  will be entitled to receive  certain  distributions  with respect to basis risk  shortfall  carry-forward  amounts that the Class III-X-1  Certificates  would have otherwise been entitled to receive.  See  "Description of the Certificates—Interest Distributions on the Group III Certificates" in this prospectus supplement.

Payments on Group I Certificates

On each distribution  date,  holders of the group I offered  certificates and the Class I-B-3 Certificates will receive a  distribution  of interest and principal on their  certificates  if there is cash available on that date subject to the priorities for payment set forth in this prospectus supplement.

Distributions  to the holders of the group I offered  certificates and the Class I-B-3  Certificates  will be made as follows:

First,  distributions of interest to the group I offered  certificates  and the Class I-B-3  Certificates, and  payment  of  interest  shortfalls  from  previous  distribution  dates in the case of the  Class  I-A
Certificates,  will be made from  interest  collections  derived  from the group I  mortgage  loans in the following order of priority:

     o   First,  from  interest  collections  derived from the loan group I mortgage  loans,  to the Class
         I-A-1 Certificates and the Class I-A-2 Certificates, on a pro rata basis;

     o   Second, to the Class I-M-1 Certificates;

     o   Third, to the Class I-M-2 Certificates;

     o   Fourth, to the Class I-B-1 Certificates;

     o   Fifth, to the Class I-B-2 Certificates; and

     o   Sixth, to the Class I-B-3 Certificates.

Second,  distributions of principal to the group I offered  certificates and the Class I-B-3  Certificates will be made primarily from principal  collections,  advances and excess interest derived from the group I mortgage loans until the required level of  overcollateralization  is reached,  in the following  order of priority:

     o   First,  from collections on the loan group I mortgage loans, to the Class I-A-1  Certificates and the Class I-A-2 Certificates, on a pro rata basis;

     o   Second, to the Class I-M-1 Certificates;

     o   Third, to the Class I-M-2 Certificates;

     o   Fourth, to the Class I-B-1 Certificates;

     o   Fifth, to the Class I-B-2 Certificates; and

     o   Sixth, to the Class I-B-3 Certificates.

Third,  distributions  of any remaining  excess interest will be made to the group I offered  certificates and the Class I-B-3  Certificates for payment of unpaid interest  shortfalls and unpaid realized losses in the following order of priority:

     o   First, to the Class I-A Certificates on a pro rata basis;

     o   Second, to the Class I-M-1 Certificates;

     o   Third, to the Class I-M-2 Certificates;

     o   Fourth, to the Class I-B-1 Certificates;

     o   Fifth, to the Class I-B-2 Certificates; and

     o   Sixth, to the Class I-B-3 Certificates.

Distributions to the group I offered  certificates and the Class I-B-3  Certificates will be made from any remaining  excess  interest to cover basis risk  shortfalls,  to the extent not covered by the related cap contracts, in the following order of priority:

     o   First, to the Class I-A Certificates on a pro rata basis;

     o   Second, to the Class I-M-1 Certificates;

     o   Third, to the Class I-M-2 Certificates;

     o   Fourth, to the Class I-B-1 Certificates;

     o   Fifth, to the Class I-B-2 Certificates; and

     o   Sixth, to the Class I-B-3 Certificates.

Distributions of any remaining excess cashflow will be made to certain non-offered group I certificates.

You should review the priority of payments for the offered  certificates  described under  "Description of the Certificates—Distributions on the Group I Certificates" in this prospectus supplement.

Payments on Group II Certificates

On each  distribution  date,  holders of the group II certificates will receive a distribution of interest and principal on their  certificates  (other than the group II interest only  certificates  in the case of principal  distributions)  to the extent of available  funds and subject to the priorities for payment set forth in this prospectus supplement.
Distributions to the holders of the group II certificates will be made as follows:

First,  distributions of interest to the group II senior  certificates and payment of interest  shortfalls from previous  distribution  dates will be made from interest  collections  derived from group II mortgage loans.

Second,  any remaining  available  funds will then be distributed to the group II senior  certificates  in payment of principal  (other than the group II interest only  certificates)  up to the amount of principal distributions to which such certificates are entitled on that distribution date.

After payment in full of principal to the group II senior  certificates  (other than the group II interest only  certificates),  payments of  principal,  as  applicable,  and interest  will be made from  remaining available funds to the group II subordinate  certificates,  sequentially,  in the order of their numerical class designations to the extent described herein.

You should review the priority of payments for the offered  certificates  described under  "Description of the  Certificates—Distributions  on the Group II  Certificates"  in this prospectus  supplement.  See also
"Description  of the  Certificates—Principal  Distributions  on the  Group  II  Senior  Certificates"  and
"—Principal   Distributions   on  the  Group  II  Subordinate   Certificates  and  Group  III  Subordinate
Certificates" in this prospectus supplement.

Payments on Group III Certificates

On each distribution  date,  holders of the group III certificates will receive a distribution of interest and principal on their  certificates  (other than the group III interest only  certificates in the case of principal  distributions)  to the extent of available  funds and subject to the priorities for payment set forth in this prospectus supplement.

Distributions to the holders of the group III certificates will be made as follows:

First,  distributions of interest to the group III senior  certificates and payment of interest shortfalls from previous  distribution dates will be made from interest  collections  derived from group III mortgage loans.

Second,  any remaining  available  funds will then be distributed to the group III senior  certificates in payment of principal  (other than the group III interest only  certificates) up to the amount of principal distributions to which the such certificates are entitled on that distribution date.

After  payment  in full of  principal  to the  group III  senior  certificates  (other  than the group III interest  only  certificates),  payments of  principal,  as  applicable,  and  interest  will be made from remaining  available  funds for the  group III  subordinate  certificates,  sequentially,  in the order of their numerical class designations to the extent described herein.

You should review the priority of payments for the offered  certificates  described under  "Description of the  Certificates—Distributions  on the Group III  Certificates" in this prospectus  supplement.  See also
"Description  of the  Certificates—Principal  Distributions  on the Group  III  Senior  Certificates"  and
"—Principal  Distributions on the Group II Subordinate Certificates and Group III Subordinate Certificate"
in this prospectus supplement.

Credit Enhancement

Credit  enhancement  provides limited protection to holders of specified  certificates  against shortfalls in payments received on the mortgage loans.

Group I Offered Certificates

Excess  Spread and  Overcollateralization.  The group I  mortgage  loans are  expected  to  generate  more interest  than is  needed  to pay  interest  on the  group I  offered  certificates  and the  Class  I-B-3
Certificates  because we expect the weighted  average net interest  rate of the group I mortgage  loans to be higher than the weighted average  pass-through  rate on the group I offered  certificates and the Class
I-B-3  Certificates.  Interest  payments  received  in respect of the group I mortgage  loans in excess of the  amount  that is  needed to pay  interest  on the group I  offered  certificates  and the Class  I-B-3
Certificates  and related trust expenses will be used to reduce the total  principal  balance of the group
I offered  certificates and the Class I-B-3 Certificates  until a required level of  overcollateralization has been achieved.

See  "Description  of  the  Certificates—Excess  Spread  and  Overcollateralization  Provisions"  in  this prospectus supplement.

Subordination;  Allocation  of Losses.  By issuing  group I senior  certificates  and group I  subordinate certificates,  the trust has  increased the  likelihood  that the group I senior  certificateholders  will receive regular payments of interest and principal.

The group I senior  certificates  will have payment  priority over the group I  subordinate  certificates.
Among the classes of group I  subordinate  certificates,  the Class I-M-1  Certificates  will have payment priority  over the Class I-M-2,  the Class I-B-1,  the Class I-B-2 and the Class I-B-3  Certificates,  the
Class I-M-2  Certificates  will have payment  priority over the Class I-B-1, the Class I-B-2 and the Class
I-B-3  Certificates,  the  Class  I-B-1  Certificates  will have  payment  priority  over the Class  I-B-2
Certificates  and the  Class  I-B-3  Certificates  and the Class  I-B-2  Certificates  will  have  payment priority over the Class I-B-3 Certificates.

In general,  this loss  protection  is  accomplished  by  allocating  any  realized  losses on the group I mortgage loans in excess of available  excess spread and any current  overcollateralization  for the group
I  certificates  to the  group  I  subordinate  certificates,  beginning  with  the  group  I  subordinate certificates  with the lowest payment priority,  until the certificate  principal balance of that class of group I subordinate  certificates  has been reduced to zero and then  allocating any loss to the next most junior class of group I subordinate  certificates,  until the certificate  principal balance of each class of group I  subordinate  certificates  has been reduced to zero.  If no group I  subordinate  certificates remain  outstanding,  the  principal  portion of  realized  losses on the group I  mortgage  loans will be allocated first to the Class I-A-2 Certificates  until the certificate  principal balance thereof has been reduced to zero and then to the Class I-A-1 Certificates  until the certificate  principal balance thereof has been reduced to zero.

See  "Description of the  Certificates—Allocation  of Realized Losses;  Subordination"  in this prospectus supplement.

Each class of group I offered  certificates and the Class I-B-3  Certificates  will be entitled to certain payments under the related cap contract.  See "The Cap Contracts" in this prospectus supplement.

Group II Offered Certificates

Subordination;  Allocation of Losses.  The credit  enhancement  provided for the benefit of the holders of the group II offered certificates  consists of subordination.  By issuing group II senior certificates and group II subordinate  certificates,  the trust has increased the likelihood  that the holders of the group
II senior  certificates  and the group II subordinate  certificates  having a higher payment priority will receive regular payments of interest and principal, as applicable.

The  group  II  senior   certificates  will  have  a  payment  priority  over  the  group  II  subordinate certificates.  Among  the  classes  of group  II  subordinate  certificates,  each  class  of  Class  II-B
Certificates  with a lower  numerical  class  designation  will have payment  priority  over each class of
Class II-B Certificates with a higher numerical class designation.

As with the group I  certificates,  loss  protection  for the group II  certificates  is  accomplished  by allocating any realized  losses on the group II mortgage  loans to the group II subordinate  certificates, beginning  with the  group II  subordinate  certificates  with the  lowest  payment  priority,  until  the certificate  principal  balance of that class of group II  subordinate  certificates  has been  reduced to zero and then  allocating  any loss to the next most junior  class of group II  subordinate  certificates, until the  certificate  principal  balance of each  class of group II  subordinate  certificates  has been reduced to zero. If no group II subordinate  certificates  remain  outstanding,  the principal  portion of realized  losses on the group II mortgage loans will be allocated  first to the Class II-A-2  Certificates until the  certificate  principal  balance  thereof has been reduced to zero, and then to the Class II-A-1
Certificates until the certificate principal balance thereof has been reduced to zero.

Subordination  provides  the  holders  of the group II senior  certificates  and the group II  subordinate certificates  having a higher payment priority in such loan group with protection  against losses realized when the remaining  unpaid principal  balance on a mortgage loan exceeds the amount of proceeds  recovered upon the liquidation of that mortgage loan.

As of the closing date, the aggregate  certificate  principal  balance of the Class II-B-1,  Class II-B-2,
Class II-B-3,  Class II-B-4,  Class II-B-5 and Class II-B-6 Certificates will equal approximately 7.50% of the aggregate  certificate  principal balance of all classes of the group II certificates  (other than the group II interest  only  certificates).  As of the  closing  date,  the  aggregate  certificate  principal balance of the Class II-B-4,  Class II-B-5 and Class II-B-6  Certificates will equal  approximately  2.25%
of the aggregate  certificate  principal  balance of all classes of the group II certificates  (other than the group II interest only certificates).

In addition,  to extend the period during which the group II subordinate  certificates remain available as credit enhancement to the group II senior  certificates,  the entire amount of any prepayments and certain other  unscheduled  recoveries of principal  with respect to the group II mortgage loans will be allocated to the group II senior  certificates  (other than the group II interest only  certificates)  to the extent described in this prospectus  supplement on each  distribution date during the first seven years after the closing  date (with such  allocation  to be subject to  further  reduction  over an  additional  four year period thereafter as described in this prospectus  supplement),  unless certain  subordination  levels are achieved  and certain loss and  delinquency  tests are  satisfied.  This  structure  will  accelerate  the amortization of the group II senior certificates (other than the group II interest only certificates).

See "Description of the Certificates—Allocation of Losses; Subordination" in this prospectus supplement.

Group III Offered Certificates

Subordination;  Allocation of Losses.  The credit  enhancement  provided for the benefit of the holders of the group III offered  certificates  consists of subordination.  By issuing group III senior  certificates and group III  subordinate  certificates,  the trust has increased the likelihood  that the holders of the group  III  senior  certificates  and the  group  III  subordinate  certificates  having a higher  payment priority will receive regular payments of interest and principal, as applicable.

The  group  III  senior  certificates  will  have a  payment  priority  over  the  group  III  subordinate certificates.  Among  the  classes  of group  III  subordinate  certificates,  each  class of Class  III-B
Certificates  with a lower  numerical  class  designation  will have payment  priority  over each class of
Class III-B Certificates with a higher numerical class designation.
As with the  group I  certificates  and the  group II  certificates,  loss  protection  for the  group III certificates  is  accomplished  by allocating  any realized  losses on the group III mortgage loans to the group  III  subordinate  certificates,  beginning  with the group III  subordinate  certificates  with the lowest payment  priority,  until the certificate  principal balance of that class of group III subordinate certificates  has been  reduced  to zero and then  allocating  any loss to the next most  junior  class of group III subordinate  certificates,  until the certificate  principal  balance of each class of group III subordinate  certificates  has been  reduced  to zero.  If no group III  subordinate  certificates  remain outstanding,  the principal  portion of realized  losses on the group III mortgage loans will be allocated first to the Class III-A-2  Certificates until the certificate  principal balance thereof has been reduced to zero, and then to the Class III-A-1  Certificates  until the certificate  principal balance thereof has been reduced to zero.

Subordination  provides  the holders of the group III senior  certificates  and the group III  subordinate certificates  having a higher payment priority in such loan group with protection  against losses realized when the remaining  unpaid principal  balance on a mortgage loan exceeds the amount of proceeds  recovered upon the liquidation of that mortgage loan.
As of the closing date, the aggregate certificate  principal balance of the Class III-B-1,  Class III-B-2,
Class  III-B-3,  Class  III-B-4,  Class III-B-5 and Class III-B-6  Certificates  will equal  approximately
5.00% of the aggregate  certificate  principal balance of all classes of the group III certificates (other than the group III  interest  only  certificates).  As of the  closing  date,  the  aggregate  certificate principal  balance  of the  Class  III-B-4,  Class  III-B-5  and Class  III-B-6  Certificates  will  equal approximately  1.50% of the  aggregate  certificate  principal  balance  of all  classes  of the group III certificates (other than the group III interest only certificates).
In addition,  to extend the period during which the group III subordinate  certificates  remain  available as credit  enhancement  to the group III senior  certificates,  the entire amount of any  prepayments  and certain other  unscheduled  recoveries of principal  with respect to the group III mortgage  loans will be allocated to the group III senior  certificates  (other than the group III interest only  certificates) to the extent  described  in this  prospectus  supplement  on each  distribution  date during the first seven years after the closing date (with such  allocation to be subject to further  reduction over an additional four year period  thereafter as described in this  prospectus  supplement),  unless certain  subordination levels are achieved and certain loss and delinquency  tests are satisfied.  This structure will accelerate the  amortization  of the  group  III  senior  certificates  (other  than  the  group  III  interest  only certificates).

See "Description of the Certificates—Allocation of Losses; Subordination" in this prospectus supplement.

Advances
Each  servicer  will make cash  advances  with respect to  delinquent  payments of scheduled  interest and principal  due (if any) on the  mortgage  loans for which it acts as servicer,  in general,  to the extent that such servicer  reasonably  believes that such cash advances can be repaid from future payments on the related mortgage loans. If the related servicer fails to make any required  advances,  the master servicer may be  obligated  to do so, as  described in this  prospectus  supplement.  These cash  advances are only intended to maintain a regular flow of scheduled  interest and principal  payments on the certificates and are not intended to guarantee or insure against losses.
The Cap Contracts
Each class of group I offered  certificates  and the Class  I-B-3  Certificates  will be  entitled  to the benefits  provided by the related cap  contract.  There can be no  assurance as to the extent of benefits, if any, that may be realized by the group I certificateholders as a result of the cap contracts.
See "The Cap Contracts" in this prospectus supplement.
Servicing and Master Servicing Fee
The master  servicer will be entitled to receive,  as  compensation  for its activities  under the pooling and servicing  agreement,  the investment  income  received on amounts in the  distribution  account for a certain  period of days as further  described in this  prospectus  supplement.  Each of the servicers will be entitled to receive a servicing fee, as  compensation  for its activities  under the related  Servicing
Agreement,  equal to 1/12th of the servicing fee rate multiplied by the stated  principal  balance of each mortgage  loan  serviced  by it as of the due  date  in the  month  preceding  the  month  in  which  such distribution date occurs.  The servicing fee rates will be 0.250% through 0.575% per annum.

Optional Termination
At its option,  the sponsor or its designee  may  purchase  from the trust all of (i) the group I mortgage loans,  together  with any  properties  in respect  thereof  acquired on behalf of the trust,  and thereby effect  termination and early retirement of the group I certificates  after the stated  principal  balance of the group I mortgage loans (and  properties  acquired in respect  thereof),  remaining in the trust has been  reduced to less than 20% of the  stated  principal  balance of the group I mortgage  loans as of the cut-off date, (ii) the group II mortgage loans,  together with any properties in respect thereof  acquired on behalf of the trust,  and thereby effect  termination and early retirement of the group II certificates after the stated  principal  balance of the group II mortgage  loans (and  properties  acquired in respect thereof),  remaining  in the trust has been  reduced to less than 10% of the stated  principal  balance of the group II mortgage loans as of the cut-off date and (iii) the group III mortgage  loans,  together with any properties in respect  thereof  acquired on behalf of the trust,  and thereby effect  termination  and early  retirement  of the group III  certificates  after the  stated  principal  balance  of the group III mortgage loans (and properties  acquired in respect  thereof),  remaining in the trust has been reduced to less than 10% of the stated principal balance of the group III mortgage loans as of the cut-off date.

See "Pooling and Servicing Agreement—Termination" in this prospectus supplement.

Federal Income Tax Consequences

One or more elections  will be made to treat the mortgage loans and certain  related assets as one or more real estate mortgage investment conduits for federal income tax purposes.

See "Federal Income Tax Consequences" in this prospectus supplement.

Ratings

It is a  condition  to the  issuance  of the  certificates  that  the  offered  certificates  receive  the following  ratings from  Standard & Poor's  Ratings  Services,  a division of The  McGraw-Hill  Companies,
Inc.,  which is  referred to herein as S&P,  and Moody's  Investors  Service,  Inc.,  which is referred to herein as Moody's:

Offered Certificates             S&P       Moody's
_____________________________________________________
        Class I-A-1              AAA         Aaa
        Class I-A-2              AAA         Aaa
        Class II-A-1             AAA         Aaa
        Class II-A-2             AAA         Aa1
        Class II-X-1             AAA         Aaa
       Class III-A-1             AAA         Aaa
       Class III-A-2             AAA         Aaa
       Class III-X-1             AAA         Aaa
        Class I-M-1              AA          Aa2
        Class I-M-2               A          A2
        Class I-B-1              BBB        Baa2
        Class I-B-2             BBB-        Baa3
        Class II-B-1             AA          Aa2
       Class II-BX-1             AA          Aa2
        Class II-B-2              A          A2
       Class II-BX-2              A          A2
        Class II-B-3             BBB        Baa2
       Class III-B-1             AA          Aa2
       Class III-B-2              A          A2
       Class III-B-3             BBB        Baa2

A rating is not a  recommendation  to buy, sell or hold  securities and either rating agency can revise or withdraw  such  ratings at any time.  In  general,  ratings  address  credit  risk and do not  address the likelihood of prepayments.

See "Yield on the  Certificates"  and "Ratings" in this prospectus  supplement and "Yield  Considerations"
in the prospectus.

Legal Investment

The offered  certificates  (other than the Class I-M-2,  Class I-B-1,  Class I-B-2,  Class  II-B-2,  Class
II-BX-2,  Class II-B-3,  Class III-B-2 and Class III-B-3  Certificates) will constitute  "mortgage related securities" for purposes of SMMEA,  so long as they are rated in one of the two highest rating  categories by a nationally  recognized  statistical rating  organization.  The Class I-M-2, Class I-B-1, Class I-B-2,
Class  II-B-2,  Class  II-BX-2,  Class  II-B-3,  Class  III-B-2 and Class  III-B-3  Certificates  will not constitute "mortgage related securities" for purposes of SMMEA.

See "Legal Investment" in this prospectus supplement and "Legal Investment Matters" in the prospectus.

ERISA Considerations

The offered  certificates  may be  purchased  by persons  investing  assets of employee  benefit  plans or individual  retirement  accounts,  subject to important  considerations.  Plans should  consult with their legal advisors before investing in the offered certificates.

See "ERISA Considerations" in this prospectus supplement.

                                               RISK FACTORS

         You are  encouraged  to carefully  consider the  following  risk factors in  connection  with the purchase of the offered certificates:

The Offered  Certificates  Will Have Limited  Liquidity,  So You May Be Unable to Sell Your  Securities or
May Be Forced to Sell Them at a Discount from Their Fair Market Value.

         The  underwriter  intends to make a  secondary  market in the offered  certificates,  however the underwriter  will not be obligated to do so.  There can be no  assurance  that a secondary  market for the offered  certificates  will develop or, if it does  develop,  that it will provide  holders of the offered certificates  with  liquidity  of  investment  or that  it  will  continue  for  the  life of the  offered certificates.  As a result,  any resale  prices that may be available for any offered  certificate  in any market that may develop may be at a discount  from the  initial  offering  price or the fair market  value thereof. The offered certificates will not be listed on any securities exchange.

Credit  Enhancement  Is  Limited;  the  Failure of Credit  Enhancement  to Cover  Losses on the Trust Fund
Assets May Result in Losses Allocated to the Offered Certificates.

         The  subordination  of (i) each class of group I subordinate  certificates  to the group I senior certificates  and the classes of group I subordinate  certificates  with a higher payment  priority,  (ii)
each class of group II subordinate  certificates  to the group II senior  certificates  and the classes of group II  subordinate  certificates  with a higher  payment  priority  and (iii)  each  class of group III subordinate  certificates  to the group III senior  certificates  and the classes of group III subordinate certificates  with a higher payment  priority,  in each case, as described in this prospectus  supplement, is intended to enhance the likelihood that holders of the applicable  senior  certificates,  and to a more limited extent,  that holders of the applicable  subordinate  certificates with a higher payment priority, will receive  regular  payments of interest and principal,  as  applicable,  and to provide the holders of the applicable  senior  certificates,  and to a more limited  extent,  the holders of related  subordinate certificates  with a higher payment priority,  with protection  against losses realized when the remaining unpaid  principal  balance on a mortgage  loan in the  related  loan group  exceeds the amount of proceeds recovered upon the  liquidation of that mortgage loan. In general,  this loss  protection is  accomplished by allocating  the principal  portion of any realized  losses,  to the extent not covered by excess spread or overcollateralization in the case of the group I certificates,  among the certificates,  beginning with the related  subordinate  certificates with the lowest payment priority,  until the certificate  principal balance of that  subordinate  class has been reduced to zero.  The  principal  portion of realized  losses are then  allocated  to the next  most  junior  class  of  related  subordinate  certificates,  until  the certificate  principal  balance of each class of related  subordinate  certificates is reduced to zero. If no group I subordinate  certificates remain  outstanding,  the principal portion of realized losses on the group I mortgage  loans will be allocated,  first to the Class I-A-2  Certificates  until the  certificate principal  balance  thereof has been  reduced to zero and then to the Class I-A-1  Certificates  until the certificate  principal  balance thereof has been reduced to zero. If no group II subordinate  certificates remain  outstanding,  the  principal  portion of realized  losses on the group II  mortgage  loans will be allocated,  first to the Class II-A-2  Certificates  until the certificate  principal  balance thereof has been reduced to zero, and then to the Class II-A-1  Certificates  until the certificate  principal balance thereof  has been  reduced to zero.  If no group III  subordinate  certificates  remain  outstanding,  the principal  portion of realized  losses on the group III  mortgage  loans will be  allocated,  first to the
Class III-A-2  Certificates until the certificate  principal balance thereof has been reduced to zero, and then to the Class III-A-1  Certificates  until the certificate  principal balance thereof has been reduced to  zero.  Accordingly,  if the  aggregate  certificate  principal  balance  of  the  related  classes  of subordinate  certificates  with a lower  payment  priority were to be reduced to zero,  delinquencies  and defaults on the mortgage  loans in the related loan group would reduce the amount of funds  available  for monthly  distributions  to the  holders of the  classes of the  related  subordinate  certificates  with a higher  payment  priority.  If the  aggregate  certificate  principal  balance of the  related  classes of subordinate  certificates were to be reduced to zero,  delinquencies and defaults on the mortgage loans in the related  loan group  would  reduce the amount of funds  available  for  monthly  distributions  to the holders of the  related  senior  certificates.  In the case of realized  losses on group I mortgage  loans only,  realized losses will be covered first by excess interest and then by  overcollateralization  on the group I certificates  provided by the group I mortgage  loans before any allocation of realized  losses to the group I subordinate certificates.

         The ratings of the offered  certificates  by the rating  agencies  may be lowered  following  the initial  issuance  thereof as a result of losses on the mortgage loans in the related loan group in excess of the levels  contemplated by the rating agencies at the time of their initial rating  analysis.  Neither the depositor,  the master servicer,  any servicer, the securities  administrator,  the trustee nor any of their respective  affiliates will have any obligation to replace or supplement any credit enhancement,  or to take any other  action to  maintain  the  ratings of the  offered  certificates.  See  "Description  of
Credit Enhancement—Reduction or Substitution of Credit Enhancement" in the prospectus.

The  Rate  and  Timing  of  Principal  Distributions  on the  Offered  Certificates  Will Be  Affected  by
Prepayment Speeds.

         The rate and timing of  distributions  allocable to principal  on the offered  certificates  will depend, in general,  on the rate and timing of principal payments  (including  prepayments and collections upon  defaults,  liquidations  and  repurchases)  on the mortgage  loans in the related loan group and the allocation  thereof to pay principal on these certificates as provided in this prospectus  supplement.  As is the case with mortgage  pass-through  certificates  generally,  the offered certificates are subject to substantial  inherent  cash-flow  uncertainties  because  the  mortgage  loans may be prepaid at any time.
However,  approximately  42.24%,  27.44%  and  26.44% of loan  group I, loan  group II and loan group III, respectively,  currently  provide for payment by the mortgagor of a prepayment  charge in connection  with some  prepayments,  which may act as a deterrent to prepayment of the mortgage loan during the  applicable period.  For a detailed  description  of the  characteristics  of the  prepayment  charges on the mortgage loans,  and the standards  under which the prepayment  charges may be waived by the  applicable  servicer, see "The Mortgage Pool - Prepayment  Charges on the Mortgage Loans" in this prospectus  supplement.  There can be no assurance  that the  prepayment  charges will have any effect on the  prepayment  performance of the mortgage loans.

         Generally,  when  prevailing  interest rates are increasing,  prepayment  rates on mortgage loans tend to decrease.  A decrease in the prepayment  rates on the mortgage loans will result in a reduced rate of return of  principal to investors in the offered  certificates  at a time when  reinvestment  at higher prevailing rates would be desirable.

         Conversely,  when  prevailing  interest rates are declining,  prepayment  rates on mortgage loans tend to  increase.  An increase in the  prepayment  rates on the  mortgage  loans will result in a greater rate of return of  principal  to  investors  in the offered  certificates,  at time when  reinvestment  at comparable yields may not be possible.

         Unless the certificate  principal  balances of the group I senior  certificates have been reduced to zero, the group I subordinate  certificates will not be entitled to any principal  distributions  until at least the  distribution  date occurring in January 2010 or during any period in which  delinquencies or losses on the mortgage loans exceed certain levels.  This will accelerate the  amortization of the group I senior  certificates  as a whole while,  in the absence of losses in respect of the mortgage  loans in the related loan group,  increasing  the  percentage  interest in the principal  balance of the mortgage loans the group I subordinate certificates evidence.

         On each  distribution  date  during the first seven  years  after the  closing  date,  the entire amount of any  prepayments and certain other  unscheduled  recoveries of principal with respect to (i) the group II mortgage  loans will be  allocated to the group II senior  certificates  (other than the group II interest  only  certificates)  and (ii) the group III  mortgage  loans will be  allocated to the group III senior  certificates  (other than the group III interest only  certificates),  with such  allocation to be subject to further  reduction  over an  additional  four year  period  thereafter,  as  described  in this prospectus  supplement,  unless the amount of subordination  provided to the group II senior  certificates by the  group  II  subordinate  certificates  or the  group  III  senior  certificates  by the  group  III subordinate certificates,  respectively,  is twice the amount as of the cut-off date, and certain loss and delinquency  tests  are  satisfied.  This  will  accelerate  the  amortization  of  the  group  II  senior certificates  and the group III senior  certificates,  as applicable,  as a whole while, in the absence of losses  in  respect  of the group II  mortgage  loans and the group  III  mortgage  loans,  in each  case, increasing  the  percentage  interest  in  the  principal  balance  of  the  mortgage  loans  the  related subordinate certificates evidence.

         For further  information  regarding the effect of principal  prepayments on the weighted  average lives of the  offered  certificates,  see  "Yield  on the  Certificates"  in this  prospectus  supplement, including  the tables  entitled  "Percent of Initial  Principal  Amount  Outstanding  at the Following CPR
Percentage" in this prospectus supplement.

The Yield to Maturity on the Offered Certificates Will Depend on a Variety of Factors.

         The yield to maturity on the offered certificates will depend, in general, on:

                  o   the applicable purchase price; and

                  o   the rate and timing of principal payments (including prepayments and collections upon defaults, liquidations and repurchases) on the related mortgage loans and the allocation thereof to reduce the certificate principal balance of the offered certificates, as well as other factors.

         The yield to investors on the offered  certificates will be adversely  affected by any allocation thereto of interest shortfalls on the related mortgage loans.

         In general,  if the offered  certificates are purchased at a premium and principal  distributions on the  related  mortgage  loans  occur at a rate faster than  anticipated  at the time of  purchase,  the investor's  actual yield to maturity will be lower than that assumed at the time of purchase.  Conversely, if the offered  certificates  are  purchased  at a discount  and  principal  distributions  on the related mortgage  loans occur at a rate slower  than that  anticipated  at the time of  purchase,  the  investor's actual yield to maturity will be lower than that originally assumed.

         The proceeds to the  depositor  from the sale of the group I offered  certificates,  the group II offered  certificates  and the  group  III  offered  certificates  were  determined  based on a number  of assumptions,  including a 30%, 25% and 35%, respectively,  constant rate of prepayment each month, or CPR, relative to the then outstanding  principal  balance of the related mortgage loans. No  representation  is made that the mortgage  loans will prepay at this rate or at any other rate,  or that the  mortgage  loans will prepay at the same rate. The yield  assumptions for the offered  certificates will vary as determined at the time of sale. See "Yield on the Certificates" in this prospectus supplement.

         The sponsor may, from time to time, implement programs designed to encourage  refinancing.  These
programs  may  include,  without  limitation,   modifications  of  existing  loans,  general  or  targeted solicitations,  the offering of pre-approved  applications,  reduced origination fees or closing costs, or other financial  incentives.  Targeted  solicitations may be based on a variety of factors,  including the credit of the borrower or the location of the mortgaged property.  In addition,  the sponsor may encourage assumptions of mortgage loans,  including  defaulted mortgage loans,  under which  creditworthy  borrowers assume the outstanding  indebtedness of the mortgage loans which may be removed from the related  mortgage pool. As a result of these  programs,  with respect to the mortgage pool  underlying  any trust,  the rate of principal  prepayments  of the mortgage  loans in the mortgage pool may be higher than would  otherwise be the case, and in some cases,  the average credit or collateral  quality of the mortgage loans remaining in the mortgage pool may decline.

A Transfer of Servicing May Result in an Increased Risk of Delinquency and Loss on the Mortgage Loans.

         The primary  servicing  for a majority of the mortgage  loans was  transferred  to EMC within the last three months.  Any  servicing  transfer  involves  notifying  mortgagors  to remit  payments to a new servicer,  transferring  physical  possession  of loan files and records to the new  servicer and entering loan and mortgagor  data on the  management  information  systems of the new servicer.  Accordingly,  such transfers  could  result in  misdirected  notices,  misapplied  payments,  data input  problems  and other problems.  In addition,  investors  should note that when the servicing of mortgage loans is  transferred, there is  generally  an  increase  in  delinquencies  associated  with such  transfer.  Such  increase  in delinquencies  may result in losses,  which,  to the extent they are not  absorbed by credit  enhancement, will cause losses or  shortfalls to be incurred by the holders of the offered  certificates.  In addition, any higher  default rate  resulting  from such transfer may result in an  acceleration  of  prepayments on those mortgage loans.

A  Transfer  of  Master  Servicing  in an Event of a Master  Servicer  Default  May  Increase  the Risk of
Delinquency and Loss on the Mortgage Loans.

         If the master  servicer  defaults in its obligations  under the pooling and servicing  agreement, the master  servicing  of the  mortgage  loans may be  transferred  to the  trustee,  in its  capacity  as successor  master servicer,  or an alternate  master  servicer.  In the event of such a transfer of master servicing  there  may be an  increased  risk of  errors  in  transmitting  information  and  funds  to the successor master servicer.

The  Underwriting  Standards of Some of the Mortgage  Loans Do Not Conform to the  Standards of Fannie Mae
or Freddie Mac, And May Present a Greater Risk of Loss with Respect to those Mortgage Loans.

         Some of the mortgage loans were  underwritten  in accordance  with  underwriting  standards which are primarily  intended to provide for single family  "non-conforming"  mortgage loans. A "non-conforming"
mortgage loan means a mortgage  loan that is  ineligible  for purchase by Fannie Mae or Freddie Mac due to either credit  characteristics of the related mortgagor or documentation  standards in connection with the underwriting  of the related  mortgage  loan that do not meet the Fannie Mae or Freddie  Mac  underwriting
guidelines  for  "A"  credit   mortgagors.   These  credit   characteristics   include   mortgagors  whose
creditworthiness  and  repayment  ability do not  satisfy  such  Fannie Mae or  Freddie  Mac  underwriting guidelines  and  mortgagors  who may have a record  of credit  write-offs,  outstanding  judgments,  prior bankruptcies  and other  credit  items that do not satisfy  such  Fannie Mae or Freddie  Mac  underwriting guidelines.  These documentation  standards may include mortgagors who provide limited or no documentation
in  connection  with  the  underwriting  of  the  related  mortgage  loan.  Accordingly,   mortgage  loans
underwritten under the related  originator's  non-conforming  credit underwriting  standards are likely to experience rates of delinquency,  foreclosure and loss that are higher,  and may be substantially  higher, than mortgage loans originated in accordance with the Fannie Mae or Freddie Mac  underwriting  guidelines.
Any resulting  losses, to the extent not covered by credit  enhancement,  may affect the yield to maturity of the related offered certificates.

Book-Entry Securities May Delay Receipt of Payment and Reports.

         If the trust fund issues  certificates  in book-entry  form,  certificateholders  may  experience delays in receipt of payments  and/or  reports  since  payments and reports will  initially be made to the book-entry  depository or its nominee.  In addition,  the issuance of  certificates in book-entry form may reduce the liquidity of  certificates  so issued in the secondary  trading market since some investors may be unwilling to purchase certificates for which they cannot receive physical certificates.

The Subordinate Certificates Have a Greater Risk of Loss than the Senior Certificates.

         When  certain  classes  of  certificates   provide  credit   enhancement  for  other  classes  of
certificates it is sometimes referred to as "subordination."  For purposes of this prospectus  supplement, subordination with respect to the offered certificates or "subordinated classes" means:

                  o   with  respect to the Class I-A-1  Certificates:  the Class  I-A-2,  the Class I-M-1,
                      the Class I-M-2, the Class I-B-1, the Class I-B-2 and the Class I-B-3 Certificates;

                  o   with  respect to the Class I-A-2  Certificates:  the Class  I-M-1,  the Class I-M-2,
                      the Class I-B-1, the Class I-B-2 and the Class I-B-3 Certificates;

                  o   with  respect to the Class I-M-1  Certificates:  the Class  I-M-2,  the Class I-B-1,
                      the Class I-B-2 and the Class I-B-3 Certificates;

                  o   with respect to the Class I-M-2  Certificates:  the Class I-B-1, the Class I-B-2 and
                      the Class I-B-3 Certificates;

                  o   with respect to the Class I-B-1  Certificates:  the Class I-B-2 Certificates and the
                      Class I-B-3 Certificates;

                  o   with respect to the Class I-B-2 Certificates: the Class I-B-3 Certificates;

                  o   with respect to the Class II-A-1  Certificates:  the Class II-A-2, the Class II-B-1,
                      the Class  II-B-2,  the Class  II-B-3,  the Class  II-B-4,  the Class II-B-5 and the
                      Class II-B-6 Certificates;

                  o   with respect to the Class II-A-2  Certificates:  the Class II-B-1, the Class II-B-2,
                      the  Class  II-B-3,  the  Class  II-B-4,  the  Class  II-B-5  and the  Class  II-B-6
                      Certificates;

                  o   with respect to the Class II-B-1  Certificates:  the Class II-B-2, the Class II-B-3,
                      the Class II-B-4, the Class II-B-5 and the Class II-B-6 Certificates;

                  o   with respect to the Class II-B-2  Certificates:  the Class II-B-3, the Class II-B-4,
                      the Class II-B-5 and the Class II-B-6 Certificates;

                  o   with respect to the Class II-B-3  Certificates:  the Class II-B-4,  the Class II-B-5
                      and the Class II-B-6 Certificates;

                  o   with respect to the Class II-B-4  Certificates:  the Class II-B-5  Certificates  and
                      the Class II-B-6 Certificates;

                  o   with respect to the Class II-B-5 Certificates: the Class II-B-6 Certificates;

                  o   with  respect  to the  Class  III-A-1  Certificates:  the Class  III-A-2,  the Class
                      III-B-1,  the  Class  III-B-2,  the Class  III-B-3,  the  Class  III-B-4,  the Class
                      III-B-5 and the Class III-B-6 Certificates;

                  o   with  respect to each of the Class  III-A-2  Certificates:  the Class  III-B-1,  the
                      Class  III-B-2,  the Class  III-B-3,  the Class  III-B-4,  the Class III-B-5 and the
                      Class III-B-6 Certificates;

                  o   with  respect  to the  Class  III-B-1  Certificates:  the Class  III-B-2,  the Class
                      III-B-3, the Class III-B-4, the Class III-B-5 and the Class III-B-6 Certificates;

                  o   with  respect  to the  Class  III-B-2  Certificates:  the Class  III-B-3,  the Class
                      III-B-4, the Class III-B-5 and the Class III-B-6 Certificates;

                  o   with  respect  to the  Class  III-B-3  Certificates:  the Class  III-B-4,  the Class
                      III-B-5 and the Class III-B-6 Certificates;

                  o   with  respect to the Class  III-B-4  Certificates:  the Class  III-B-5 and the Class
                      III-B-6 Certificates; and

                  o   with respect to the Class III-B-5 Certificates: the Class III-B-6 Certificates.

         Credit  enhancement  for the senior  certificates  will be provided,  first,  by the right of the holders of the senior  certificates  to receive  certain  payments of interest and principal  prior to the related  subordinated  classes and, then by the allocation of realized  losses to the related  outstanding subordinated  class with the lowest payment priority and, in the case of the group I offered  certificates or the Class I-B-3 Certificates,  any available excess spread and overcollateralization.  Accordingly,  if the  aggregate  certificate  principal  balance  of a  subordinated  class  were to be  reduced  to  zero, delinquencies  and  defaults on the  mortgage  loans in the related  loan group would reduce the amount of funds available for monthly  distributions to holders of the remaining  related  outstanding  subordinated class with the lowest  payment  priority and, if the aggregate  certificate  principal  balance of all the group I  subordinate  certificates,  all the  group  II  subordinate  certificates  or all the  group  III subordinate  certificates were to be reduced to zero and, in the case of the group I senior  certificates, excess interest and  overcollateralization  was  insufficient,  delinquencies and defaults on the mortgage loans from the related loan group would  reduce the amount of funds  available  for monthly  distributions to holders of the related  senior  certificates.  You should  fully  consider  the risks of investing in a subordinate  certificate,  including the risk that you may not fully recover your initial  investment as a result of realized losses.  See "Description of the Certificates" in this prospectus supplement.

         The weighted  average  lives of, and the yields to maturity on the (i) Class I-M-1,  Class I-M-2,
Class I-B-1,  Class I-B-2 and Class I-B-3  Certificates  will be  progressively  more  sensitive,  in that order,  to the rate and timing of mortgagor  defaults  and the  severity of ensuing  losses on the group I mortgage  loans,  (ii) Class II-B-1,  Class II-B-2,  Class  II-B-3,  Class II-B-4,  Class II-B-5 and Class
II-B-6  Certificates  will be  progressively  more  sensitive,  in that  order,  to the rate and timing of mortgagor  defaults  and the  severity of ensuing  losses on the group II  mortgage  loans and (iii) Class
III-B-1,  Class III-B-2,  Class III-B-3,  Class III-B-4, Class III-B-5 and Class III-B-6 Certificates will be  progressively  more  sensitive,  in that order,  to the rate and timing of mortgagor  defaults and the severity of ensuing  losses on the group III  mortgage  loans.  If the actual rate and  severity of losses on the related  mortgage  loans is higher than those  assumed by an  investor  in such  certificates,  the actual  yield to  maturity of such  certificates  may be lower than the yield  anticipated  by such holder based on such  assumption.  The  timing  of losses  on the  related  mortgage  loans  will also  affect an investor's actual yield to maturity,  even if the rate of defaults and severity of losses over the life of such  mortgage  loans are  consistent  with an  investor's  expectations.  In general,  the earlier a loss occurs,  the greater the effect on an investor's  yield to maturity.  Realized losses allocated to a class of  certificates  will result in less interest  accruing on such class of  subordinate  certificates  than would otherwise be the case. Once a realized loss is allocated to a subordinate  certificate,  no interest will be  distributable  with  respect to such written  down  amount.  However,  the amount of any realized losses  allocated to the group I subordinate  certificates may be reimbursed to the holders of the group I subordinate  certificates  from  excess  cash  flow or money  remaining  from the  related  cap  contracts according to the priorities set forth under  "Description of the  Certificates—Distributions  on the Group
I Certificates" and "The Cap Contracts" in this prospectus supplement.

         It is not expected that the group I subordinated  certificates  will be entitled to any principal distributions  until at least  January 2010 or during any period in which  delinquencies  or losses on the mortgage  loans exceed  certain  levels.  As a result,  the weighted  average of the group I  subordinated certificates  will be  longer  than  would  otherwise  be the  case if  distributions  of  principal  were allocated  among all of the  related  certificates  at the same time.  As a result of the longer  weighted average lives of the related  subordinated  certificates,  the holders of such certificates have a greater risk of suffering a loss on their  investments.  Further,  because such certificates might not receive any principal if certain  delinquency or loss levels occur,  it is possible for such  certificates  to receive no principal distributions even if no losses have occurred on the mortgage pool.

         In addition,  the multiple class structure of the subordinated  certificates  causes the yield of such classes to be  particularly  sensitive to changes in the rates of prepayment of the related  mortgage loans.  Because  distributions of principal will be made to the holders of such certificates  according to
the  priorities  set  forth  under  "Description  of  the   Certificates—Distributions   on  the  Group  I
Certificates,"   "—Distributions  on  the  Group  II  Certificates"   "—Distributions  on  the  Group  III
Certificates" and "The Cap Contracts" in this prospectus supplement,  in this prospectus  supplement,  the yield to maturity on such classes of  certificates  will be sensitive  to the rates of  prepayment  on the related mortgage loans  experienced  both before and after the commencement of principal  distributions on such classes.  The yield to maturity on such classes of certificates  will also be extremely  sensitive to losses due to defaults on the related  mortgage  loans and the timing  thereof,  to the extent such losses are not covered by  overcollateralization  with respect to such loan group,  excess spread with respect to such  loan  group,  or a  class  of  related  subordinated  certificates  with a lower  payment  priority.
Furthermore,  the timing of receipt of  principal  and interest by the related  subordinated  certificates may be  adversely  affected by losses even if such classes of  certificates  do not  ultimately  bear such loss.

Excess  Spread  May be  Inadequate  to  Cover  Losses  on the  Group I  Mortgage  Loans  and/or  to  Build
Overcollateralization.

         The  group I  mortgage  loans  are  expected  to  generate  more  interest  than is needed to pay interest  on the group I offered  certificates  and the Class  I-B-3  Certificates  because  we expect the weighted  average net interest rate on the group I mortgage  loans to be higher than the weighted  average pass-through  rate on the group I offered  certificates and the Class I-B-3  Certificates.  If the group I mortgage loans  generate more interest than is needed to pay interest on the group I offered  certificates and the Class I-B-3  Certificates  and related trust fund expenses,  such "excess  spread" will be used to make additional  principal payments on the group I offered  certificates and the Class I-B-3 Certificates, which will reduce the total  certificate  principal  balance of the group I offered  certificates  and the
Class I-B-3  Certificates  below the aggregate  principal  balance of the group I mortgage loans,  thereby creating  "overcollateralization."  Overcollateralization is intended to provide limited protection to the holders of the group I offered  certificates  and the Class I-B-3  Certificates  by absorbing  losses from liquidated  group I mortgage  loans.  However,  we cannot  assure you that  enough  excess  spread will be
generated  on  the  group  I  mortgage   loans  to   establish   or  maintain   the   required   level  of
overcollateralization.  On the closing  date,  the required  level of  overcollateralization  will be met.
If the  protection  afforded  by  overcollateralization  is  insufficient,  then an  investor  in  group I certificates could experience a loss on its investment.

         The excess  spread  available on any  distribution  date will be affected by the actual amount of interest  received,  advanced or recovered in respect of the group I mortgage  loans during the  preceding month.  Such  amount may be  influenced  by changes  in the  weighted  average of the rates on the group I mortgage loans resulting from prepayments, defaults and liquidations of the those mortgage loans.

         The  overcollateralization  provisions,  whenever  overcollateralization  is at a level below the required level,  are intended to result in an accelerated  rate of principal  distributions  to holders of the  classes  of  group  I  offered  certificates  or  the  Class  I-B-3  Certificates  then  entitled  to distributions  of  principal.  An  earlier  return  of  principal  to the  holders  of the group I offered certificates  or the Class I-B-3  Certificates  as a result of the  overcollateralization  provisions will influence  the yield on the group I offered  certificates  and the Class  I-B-3  Certificates  in a manner similar to the manner in which  principal  prepayments  on the group I mortgage  loans will  influence the yield on the group I offered certificates and the Class I-B-3 Certificates.

The Group I Offered  Certificates  May Not  Always  Receive  Interest  Based on  One-Month  LIBOR Plus the
Related Margin.

         The group I offered  certificates  may not always  receive  interest at a rate equal to One-Month
LIBOR  plus the  related  margin.  The  pass-through  rates on the group I offered  certificates  are each subject  to a net  rate  cap  equal to the  weighted  average  of the net  mortgage  rates on the  group I mortgage  loans,  as  further  described  herein.  If the  related  net rate cap on a class of the group I offered  certificates  is less than the lesser of (a) One-Month  LIBOR plus the related margin and (b) the
11.50%  cap,  the  interest  rate on such  class of group I offered  certificates  will be  reduced to the related  net rate cap.  Thus,  the yield to  investors  in such  certificates  will be  sensitive  both to fluctuations  in the level of  One-Month  LIBOR  and to the  adverse  effects  of the  application  of the related net rate cap. The prepayment or default of mortgage loans in loan group I with  relatively  higher net mortgage rates,  particularly  during a period of increased  One-Month LIBOR rates,  may result in the related  net rate cap being  lower  than  otherwise  would be the case.  If on any  distribution  date the application  of the related net rate cap results in an interest  payment lower than  One-Month  LIBOR plus the related margin on the applicable  class of certificates  during the related  interest  accrual period, the value of such class of certificates may be temporarily or permanently reduced.

         To the extent  interest on the group I offered  certificates  is limited to the net rate cap, the difference  between (i) the lesser of (a) One-Month  LIBOR plus the related  margin and (b) the 11.50% cap and (ii) the related net rate cap will create a shortfall.  This  shortfall  will be covered to the extent of excess cash flow  available for that purpose and to the extent of available  payments under the related cap  contracts.  However,  payments  under  the cap  contracts  are  based  on the  lesser  of the  actual certificate  principal balance of the related class of certificates and an assumed  certificate  principal balance  of such  certificates  based on certain  prepayment  assumptions  regarding  the group I mortgage loans. If the group I mortgage loans do not prepay  according to those  assumptions,  it may result in the cap  contracts  providing  insufficient  funds to cover such  shortfalls.  In addition,  each cap contract provides  for payment of the excess of  One-Month  LIBOR over a specified  per annum rate,  which also may not provide  sufficient  funds to cover such  shortfalls.  Such  shortfalls may remain unpaid on the final distribution date, including the optional termination date.

         In  addition,  although  the group I offered  certificates  are  entitled to  payments  under the related cap contracts  during periods of increased  One-Month  LIBOR rates,  the  counterparty  thereunder will only be obligated to make such payments under certain circumstances.

         To the extent  that  payments on the group I offered  certificates  depend in part on payments to be  received  under the cap  contracts,  the  ability of the trust to make  payments  on those  classes of certificates will be subject to the credit risk of Bear Stearns Financial Products Inc.

         The cap  contracts  terminate  in  accordance  with  their  terms on the  dates  set forth in the related contract.  This date was selected based on certain  prepayment  assumptions  regarding the group I mortgage  loans and that the optional  termination  right becomes  exercisable  and is exercisable at that time.  These  prepayment  assumptions  were used to  determine  the  projected  principal  balance  of the applicable class of certificates  under the contracts.  If prepayments on the group I mortgage loans occur at rates that are slower than those  assumptions,  or even if such group I mortgage loans prepay according to those  assumptions,  if the optional  termination right is not exercised,  the contracts will terminate prior to the repayment in full of the related  classes of  certificates.  See "The Cap  Contracts" in this prospectus supplement.

The Class III-A-1,  Class III-A-2,  Class III-B-1,  Class III-B-2 and Class III-B-3  Certificates  May Not
Always Receive Interest Based on One-Month LIBOR Plus the Related Margin.

         The Class III-A-1,  Class III-A-2,  Class III-B-1,  Class III-B-2 and Class III-B-3  certificates may not  always  receive  interest  at a rate  equal to  One-Month  LIBOR  plus the  related  margin.  The pass-through  rates on the Class III-A-1,  Class III-A-2,  Class III-B-1,  Class III-B-2 and Class III-B-3
certificates  are each subject to a net rate cap equal to the weighted  average of the net mortgage  rates on the group III mortgage loans, as further  described  herein.  If the related net rate cap on a class of the group III offered  certificates  (other than the Class III-X-1  certificates)  is less than the lesser of (a)  One-Month  LIBOR plus the related  margin and (b) the 10.50% cap, the interest  rate on such class of group III  offered  certificates  will be  reduced  to the  related  net rate cap.  Thus,  the yield to investors in such  certificates  will be sensitive both to  fluctuations  in the level of One-Month  LIBOR and to the adverse  effects of the  application  of the related net rate cap. The prepayment or default of mortgage loans in loan group III with relatively higher net mortgage rates,  particularly  during a period of  increased  One-Month  LIBOR rates,  may result in the related net rate cap being lower than  otherwise would be the case. If on any  distribution  date the application of the related net rate cap results in an interest  payment  lower  than  One-Month  LIBOR  plus  the  related  margin  on the  applicable  class of certificates  during the related interest  accrual period,  the value of such class of certificates may be temporarily or permanently reduced.

         If on any  distribution  date the  pass-through  rate for any class of the Class  III-A-1,  Class
III-A-2,  Class III-B-1,  Class III-B-2 and Class III-B-3  certificates is limited to the weighted average of the net  mortgage  rates  on the  group  III  mortgage  loans,  a basis  risk  shortfall,  equal to the difference  between  (i)  interest  that would have  accrued  at the  lesser of  One-Month  LIBOR plus the related  margin and  10.50% per annum and (ii)  interest  accrued  on that  class of  certificates  at the weighted  average  of the net  mortgage  rates on the group III  mortgage  loans,  will be payable to such certificates,  to the extent of available funds on that  distribution date or future  distribution  dates.
However,  any such basis risk  shortfall  carry-forward  amount will be paid from interest  accrued on and otherwise  distributable  on  the  Class  III-X-1  certificates.  On any  distribution  date  the  amounts available  to pay  interest or any basis risk  shortfall  carry-forward  amount  accrued on and  otherwise distributable  on the Class III-X-1  certificates  will be paid to the Class III-A-1  certificates and the
Class III-A-2 certificates,  pro rata based on any unpaid basis risk shortfall  carry-forward amounts, and then to the Class III-B-1, Class III-B-2 and Class III-B-3 certificates,  sequentially,  in that order, in each case,  up to the related  unpaid  basis risk  shortfall  carry-forward  amounts.  Accordingly,  these interest  and basis risk  shortfall  carry-forward  amounts may remain  unpaid on the date of any optional termination of the trust or the final distribution date.

Specific Considerations for the Class III-X-1 Certificates.

         Interest  accruing on the Class III-X-1  certificates  will be based on the notional amount equal to the aggregate  certificate principal balance of the Class III-A-1,  Class III-A-2 Class III-B-1,  Class
III-B-2  and Class  III-B-3  certificates  and a rate equal to the  excess,  if any,  of (i) the  weighted average of the net rates of the group III mortgage loans as adjusted to an effective  rate  reflecting the accrual of interest on an actual/360 basis over (b) the weighted average  pass-through  rates of the Class
III-A-1,  Class  III-A-2,  Class  III-B-1,  Class  III-B-2  and  Class  III-B-3  certificates  as of  each distribution  date,  weighted in proportion to the applicable  certificate  principal balance of each such class as of such  distribution  date.  Prepayments on mortgage loans with relatively  higher  pass-through rates may cause the  weighted  average net rates of the related  mortgage  loans to be lower,  which could reduce the amount of interest accrued on the subordinated  interest only  certificates.  In addition,  any increase  in  one-month  LIBOR is likely to reduce the  amount of  interest  accrued on the Class  III-X-1 certificates  because the increase in one-month LIBOR will increase the  pass-through  rates for the Class
III-A-1,  Class  III-A-2,  Class  III-B-1,  Class  III-B-2 and Class  III-B-3  certificates.  Finally,  as described in this prospectus  supplement,  amounts to be distributed to the Class III-X-1  certificates in respect of interest  accrued on any  distribution  date may instead be distributed as basis risk shortfall carry-forward  amounts on the Class  III-A-1,  Class  III-A-2,  Class  III-B-1,  Class  III-B-2  and Class
III-B-3  certificates,  therefore  reducing the amount of interest  payable on the group III interest only
certificates.   See  "Description  of  the   Certificates—Interest   Distributions"   in  this  prospectus
supplement.

The Securities Are Not Suitable Investments for All Investors.

         The  certificates  are  complex  investments  that are not  appropriate  for all  investors.  The interaction  of the  factors  described  above is  difficult  to analyze  and may change from time to time while the  certificates  are  outstanding.  It is  impossible  to predict with any certainty the amount or timing  of  distributions  on  the  certificates  or the  likely  return  on an  investment  in  any  such securities.  As a result,  only sophisticated  investors with the resources to analyze the potential risks and rewards of an investment in the certificates should consider such an investment.

Some of the  Mortgage  Loans  Have an  Initial  Interest  Only  Period,  Which  May  Result  in  Increased
Delinquencies and Losses.

         As of the cut-off date,  approximately  83.53%, 85.50% and 43.66% of the loan group I, loan group
II and loan group III mortgage  loans,  respectively,  have an initial  interest only period.  During this period,  the payment  made by the related  mortgagor  will be less than it would be if the  mortgage  loan amortized. In addition, the mortgage loan balance will not be reduced by the principal portion of scheduled  payments  during  this  period.  As a  result,  no  principal  payments  will  be  made  to the certificates  from  these  mortgage  loans  during  their  interest  only  period  except in the case of a prepayment.

         After the initial  interest only period,  the scheduled  monthly  payment on these mortgage loans will increase,  which may result in increased  delinquencies  by the related  mortgagors,  particularly if interest  rates have  increased  and the  mortgagor is unable to  refinance.  In  addition,  losses may be greater on these  mortgage  loans as a result of the mortgage loan not  amortizing  during the early years of these mortgage loans.  Although the amount of principal  included in each scheduled monthly payment for a  traditional  mortgage loan is relatively  small during the first few years after the  origination  of a mortgage loan, in the aggregate the amount can be  significant.  Any resulting  delinquencies  and losses, to the extent not covered by credit enhancement, will be allocated to the certificates.

         Mortgage  loans  with  an  initial  interest  only  period  are  relatively  new in the  mortgage marketplace.  The performance of these mortgage loans may be  significantly  different than mortgage loans that fully amortize.  In particular,  there may be a higher expectation by these mortgagors of refinancing their mortgage  loans with a new mortgage  loan, in particular  one with an initial  interest only period, which may result in higher or lower prepayment  speeds than would otherwise be the case. In addition,  the failure  to build  equity in the  property  by the  related  mortgagor  may  affect  the  delinquency  and prepayment of these mortgage loans.

The Mortgage Loans Are Concentrated in the State of California, Which May Result in Losses with Respect to These Mortgage Loans.

         As of the cut-off date,  approximately  20.19%, 34.10% and 29.07% of the loan group I, loan group
II and loan group III mortgage  loans,  respectively,  are secured by property in the State of California.
Investors  should  note  that  some  geographic  regions  of the  United  States  from  time to time  will experience weaker regional economic  conditions and housing markets,  and,  consequently,  will experience higher rates of loss and delinquency  than will be experienced on mortgage loans  generally.  For example, a region's economic  condition and housing market may be directly,  or indirectly,  adversely  affected by natural disasters or civil disturbances such as earthquakes,  hurricanes,  floods, eruptions or riots. The economic  impact of any of these types of events may also be felt in areas  beyond the region  immediately affected by the disaster or  disturbance.  The mortgage  loans  securing the offered  certificates  may be concentrated  in these  regions,  and any  concentration  may present risk  considerations  in addition to those generally  present for similar  mortgage-backed  securities  without this  concentration.  Any risks associated with mortgage loan  concentration may affect the yield to maturity of the offered  certificates to the  extent  losses  caused  by these  risks  are not  covered  by the  subordination  provided  by the non-offered subordinate certificates.

Statutory  and  Judicial  Limitations  on  Foreclosure  Procedures  May Delay  Recovery  in Respect of the
Mortgaged  Property  and, in Some  Instances,  Limit the Amount that May Be Recovered  by the  Foreclosing
Lender, Resulting in Losses on the Mortgage Loans That Might be Allocated to the Offered Certificates.

         Foreclosure  procedures  may vary from  state to state.  Two  primary  methods of  foreclosing  a mortgage instrument are judicial foreclosure,  involving court proceedings,  and non-judicial  foreclosure pursuant to a power of sale granted in the mortgage  instrument.  A foreclosure  action is subject to most of the delays and  expenses of other  lawsuits  if  defenses  are raised or  counterclaims  are  asserted.
Delays may also result from difficulties in locating necessary defendants.  Non-judicial  foreclosures may be subject to delays  resulting  from state laws  mandating  the recording of notice of default and notice of sale and,  in some  states,  notice to any party  having an  interest  of record in the real  property, including junior lienholders.  Some states have adopted "anti-deficiency"  statutes that limit the ability of a lender to collect the full amount owed on a loan if the property sells at  foreclosure  for less than the full amount owed. In addition,  United  States courts have  traditionally  imposed  general  equitable principles  to limit the remedies  available to lenders in  foreclosure  actions that are perceived by the court as harsh or unfair.  The effect of these  statutes  and judicial  principles  may be to delay and/or
reduce   distributions  in  respect  of  the  offered   certificates.   See  "Legal  Aspects  of  Mortgage
Loans—Foreclosure on Mortgages and Some Contracts" in the prospectus.

The Value of the Mortgage  Loans May Be Affected By, Among Other Things,  a Decline in Real Estate Values,
Which May Result in Losses on the Offered Certificates.

         No assurance  can be given that values of the mortgaged  properties  have remained or will remain at their  levels on the dates of  origination  of the related  mortgage  loans.  If the  residential  real estate market should  experience an overall decline in property  values so that the  outstanding  balances of the mortgage  loans,  and any  secondary  financing on the mortgaged  properties,  in the mortgage pool
become  equal  to  or  greater  than  the  value  of  the  mortgaged  properties,   the  actual  rates  of
delinquencies,  foreclosures  and losses  could be higher  than  those now  generally  experienced  in the mortgage  lending  industry.  In some areas of the  United  States,  real  estate  values  have risen at a greater  rate in  recent  years  than in the past.  In  particular,  mortgage  loans  with high  principal balances or high loan-to-value  ratios will be affected by any decline in real estate values.  Real estate values in any area of the  country  may be  affected  by several  factors,  including  population  trends, mortgage  interest  rates,  and the  economic  well-being  of that area.  Any decrease in the value of the mortgage loans may result in the  allocation of losses which are not covered by credit  enhancement to the offered certificates.

The  Ratings  on the  Offered  Certificates  are Not a  Recommendation  to Buy,  Sell or Hold the  Offered
Certificates  and are Subject to  Withdrawal  at any Time,  Which May Affect the  Liquidity  or the Market
Value of the Offered Certificates.

         It is a  condition  to the  issuance  of the  offered  certificates  that each  class of  offered certificates be rated in the categories  shown on pages S-2 through S-4 of this prospectus  supplement.  A security  rating is not a  recommendation  to buy, sell or hold  securities and may be subject to revision or  withdrawal  at any time.  No person is obligated  to maintain  the rating on any offered  certificate, and,  accordingly,  there can be no assurance that the ratings assigned to any offered  certificate on the date on which the offered  certificates  are initially issued will not be lowered or withdrawn by a rating agency at any time  thereafter.  In the event any rating is revised or  withdrawn,  the  liquidity  or the market  value of the related  offered  certificates  may be  adversely  affected.  See  "Ratings"  in this prospectus supplement and "Rating" in the prospectus.

The Mortgage Loans May Have Limited Recourse to the Related Borrower, Which May Result in Losses with
Respect to These Mortgage Loans.

         Some or all of the mortgage loans  included in the trust fund will be nonrecourse  loans or loans for which recourse may be restricted or unenforceable.  As to those mortgage loans,  recourse in the event of mortgagor  default will be limited to the specific real  property and other  assets,  if any, that were pledged to secure the mortgage loan.  However,  even with respect to those mortgage loans that provide for recourse  against the mortgagor and its assets  generally,  there can be no assurance that  enforcement of the  recourse  provisions  will  be  practicable,  or that  the  other  assets  of the  mortgagor  will be sufficient  to permit a recovery  in respect of a  defaulted  mortgage  loan in excess of the  liquidation value of the related  mortgaged  property.  Any risks  associated  with mortgage  loans with no or limited recourse  may affect the yield to maturity  of the offered  certificates  to the extent  losses  caused by these risks which are not covered by credit enhancement are allocated to the offered certificates.

The Mortgage Loans May Have Environmental Risks, Which May Result in Increased Losses with Respect to
These Mortgage Loans.

         To the extent that a servicer or the master  servicer  (in its  capacity as  successor  servicer)
for a mortgage  loan  acquires  title to any related  mortgaged  property  which is  contaminated  with or affected by hazardous wastes or hazardous  substances,  these mortgage loans may incur additional  losses.
See  "Servicing  of  Mortgage  Loans—Realization  Upon or Sale of  Defaulted  Mortgage  Loans"  and "Legal
Aspects  of  Mortgage   Loans—Environmental   Legislation"  in  the   prospectus.   To  the  extent  these
environmental  risks  result  in losses on the  mortgage  loans,  the  yield to  maturity  of the  offered certificates, to the extent not covered by credit enhancement, may be affected.

Violation of Various Federal, State and Local Laws May Result in Losses on the Mortgage Loans.

         Applicable  state and local laws generally  regulate  interest  rates and other charges,  require specific  disclosure,  and require licensing of the originator.  In addition,  other state and local laws, public  policy and general  principles  of equity  relating to the  protection  of  consumers,  unfair and deceptive practices and debt collection  practices may apply to the origination,  servicing and collection of the mortgage loans.  The mortgage loans are also subject to various federal laws.

         Depending  on the  provisions  of the  applicable  law and the specific  facts and  circumstances involved,  violations of these  federal or state laws,  policies and  principles  may limit the ability of the trust to collect all or part of the  principal of or interest on the mortgage  loans,  may entitle the borrower to a refund of amounts  previously paid and, in addition,  could subject the trust to damages and administrative enforcement.  See "Legal Aspects of Mortgage Loans" in the prospectus.

         Under the  anti-predatory  lending  laws of some  states,  the borrower is required to meet a net tangible  benefits test in connection with the origination of the related  mortgage loan. This test may be highly  subjective  and open to  interpretation.  As a result,  a court may determine that a mortgage loan does not meet the test even if the  originator  reasonably  believed  that the test was  satisfied  at the time of  origination.  Any  determination  by a court  that a  mortgage  loan  does not meet the test will result in a  violation  of the  state  anti-predatory  lending  law,  in which  case the  sponsor  will be required to purchase that mortgage loan from the trust.

         On the closing date,  the sponsor will  represent that each mortgage loan at the time it was made complied  in  all  material  respects  with  all  applicable  laws  and  regulations,  including,  without limitation,  usury,  equal credit  opportunity,  disclosure and recording  laws and all predatory  lending laws;  and each  mortgage  loan  has  been  serviced  in all  material  respects  in  accordance  with all applicable  laws  and  regulations,  including,  without  limitation,  usury,  equal  credit  opportunity, disclosure and recording laws and all predatory  lending laws and the terms of the related  mortgage note, the  mortgage  and other loan  documents.  In the event of a breach of this  representation,  the  sponsor will be obligated to cure the breach or  repurchase  or replace the affected  mortgage  loan in the manner described in the prospectus.

The Return on the Offered Certificates Could be Reduced by Shortfalls Due to The Application of the
Servicemembers Civil Relief Act and Similar State Laws.

         The  Servicemembers'  Civil Relief Act or the Relief Act, and similar state or local laws provide relief to  mortgagors  who enter  active  military  service and to  mortgagors  in reserve  status who are called  to  active  military  service  after  the  origination  of  their  mortgage  loans.  The  military operations by the United States in Iraq and  Afghanistan  has caused an increase in the number of citizens in active military duty,  including those citizens previously in reserve status.  Under the Relief Act the interest rate  applicable to a mortgage loan for which the related  mortgagor is called to active military service will be reduced from the percentage  stated in the related  mortgage note to 6.00%.  This interest rate  reduction  and any reduction  provided  under similar state or local laws will result in an interest shortfall  because  neither  the master  servicer  nor the  related  servicer  will be able to collect the amount of interest which  otherwise  would be payable with respect to such mortgage loan if the Relief Act or similar  state law was not  applicable  thereto.  This  shortfall  will not be paid by the mortgagor on future due dates or advanced by the master servicer or the related  servicer and,  therefore,  will reduce the amount available to pay interest to the  certificateholders  on subsequent  distribution  dates. We do not know how many mortgage  loans in the mortgage pool have been or may be affected by the  application of the Relief Act or similar  state law. In addition,  the Relief Act imposes  limitations  that would impair the ability of the master  servicer or servicer to foreclose on an affected  single family loan during the mortgagor's  period of active duty status,  and,  under some  circumstances,  during an  additional  three month period  thereafter.  Thus, in the event that the Relief Act or similar  legislation  or  regulations applies to any  mortgage  loan which goes into  default,  there may be delays in payment and losses on the certificates  in  connection  therewith.  Any other  interest  shortfalls,  deferrals  or  forgiveness  of payments on the mortgage loans  resulting from similar  legislation or regulations may result in delays in payments or losses to holders of the offered certificates.

                                            THE MORTGAGE POOL

General

         References to percentages of the mortgage loans unless  otherwise  noted are calculated  based on the aggregate unpaid principal balance of the mortgage loans as of the Cut-off Date.

         All of the  mortgage  loans will be  acquired  by the  Depositor  on the date of  issuance of the
Offered  Certificates  from the Sponsor,  an affiliate of the Depositor and the  underwriter,  pursuant to the Mortgage  Loan  Purchase  Agreement.  The Sponsor  acquired the mortgage  loans  directly in privately negotiated transactions. See "Mortgage Loan Origination—General" in this prospectus supplement.

         We have provided below and in Schedule A to this prospectus  supplement  information with respect to the  conventional  mortgage  loans that we expect to include in the pool of mortgage loans in the trust fund as of the Closing  Date.  Prior to the closing  date of December  28,  2006,  we may remove  mortgage loans  from the  mortgage  pool and we may  substitute  other  mortgage  loans for the  mortgage  loans we remove.  The Depositor  believes that the  information  set forth in this  prospectus  supplement  will be representative  of the  characteristics  of the mortgage  pool as it will be  constituted  at the time the
Certificates  are issued,  although the range of mortgage rates and  maturities and other  characteristics of the mortgage  loans may vary.  The actual  mortgage  loans included in the trust fund as of the Closing
Date may vary from the mortgage  loans as described in this  prospectus  supplement by up to plus or minus
5% as to any material  characteristics  described  herein.  If, as of the Closing Date,  any material pool characteristic  differs  by 5% or more  from  the  description  in  this  prospectus  supplement,  revised disclosure will be provided either in a supplement or in a Current Report on Form 8-K.

         The mortgage  pool will  initially  consist of 4,419 first lien  adjustable-rate  mortgage  loans secured by one- to four-family  residences and individual  condominium  units,  having an aggregate unpaid principal  balance as of the Cut-off Date of  approximately  $1,381,734,501.  As of the Closing Date,  the mortgage loans have original terms to maturity of not greater than 40 years.
         The mortgage  loans will be selected for  inclusion in the mortgage  pool based on rating  agency criteria,  compliance  with  representations  and warranties,  and conformity to criteria  relating to the characterization of securities for tax, ERISA, SMMEA, Form S-3 eligibility and other legal purposes.

         The mortgage  pool has been divided into three  primary loan groups,  designated as Loan Group I,
Loan  Group II and Loan Group III.  The  mortgage  loans in Loan Group I, Loan Group II and Loan Group III are  referred  to herein as the group I  mortgage  loans,  the group II  mortgage  loans and the group III
mortgage  loans,  respectively.   The  mortgage  pool  and  the  characteristics  of  the  mortgage  loans consisting  of each Loan  Group  are more  fully  described  below and in  Schedule  A to this  prospectus supplement.

         All of the  group  III  mortgage  loans  were  acquired  through  the  exercise  of the  optional termination  provisions of three  securitizations,  referred to herein as the called loans. These mortgage loans were included in the Bear Stearns ALT-A Trust 2003-2,  Mortgage  Pass-Through  Certificates,  Series
2003-2,  Bear Stearns ALT-A Trust 2003-4,  Mortgage  Pass-Through  Certificates,  Series 2003-4,  and Bear
Stearns  ALT-A Trust  2003-7,  Mortgage  Pass-Through  Certificates,  Series  2003-7  transactions.  These mortgage loans were sold to the Sponsor by the  respective  trustees for these  transactions,  pursuant to the optional  termination  provisions  contained in the related  pooling and  servicing  agreements.  Such provisions  allowed the related  seller  thereunder or its designee to repurchase  the remaining  mortgage loans and REO property  contained in the related  mortgage trusts once the outstanding  principal  balance of such  mortgage  loans and REO  property  was less than a certain  percentage  of the  related  original principal  balance of such  mortgage  loans on the related  cut-off date.  The related  servicers of these mortgage  loans will continue to service such mortgage loans in accordance  with the servicing  agreements for the related securitization.

         Loan Group I will consist of 2,133 first lien  adjustable-rate  mortgage loans secured by one- to four-family  residences and individual  condominium units, having an aggregate unpaid principal balance as of the Cut-off Date of  approximately  $657,382,598,  after  application  of scheduled  payments due on or before the Cut-off Date whether or not received.

         Loan Group II will consist of 1,469 first lien  adjustable-rate  mortgage  loans  secured by one-
to four-family  residences and individual  condominium units, having an aggregate unpaid principal balance as of the Cut-off Date of approximately  $509,494,315,  after application of scheduled  payments due on or before the Cut-off Date whether or not received.

         Loan Group III will consist of 817 first lien  adjustable-rate  mortgage loans secured by one- to four-family  residences and individual  condominium units, having an aggregate unpaid principal balance as of the Cut-off Date of  approximately  $214,857,589,  after  application  of scheduled  payments due on or before the Cut-off Date whether or not received.
         The  mortgage  loans are being  serviced as  describ
ed  below under "The Master  Servicer and the
Servicers." The mortgage loans were  originated in accordance  with the guidelines  described in "Mortgage
Loan  Origination"  below.  The  following  paragraphs  and the tables  set forth in  Schedule A set forth additional information with respect to the mortgage pool.(1)

_________________________
(1)      The  description  herein and in Schedule A hereof of the mortgage  loans is based upon  estimates of the composition  thereof as of the Cut-off Date, as adjusted to reflect the Stated  Principal  Balances as of the Cut-off  Date.  Prior to the issuance of the  Certificates,  mortgage  loans may be removed as a result of (i)  principal  prepayments  thereof in full prior to December 28, 2006,  (ii)  requirements  of
Moody's or S&P or (iii)  delinquencies  or  otherwise.  In any such  event,  other  mortgage  loans may be included in the trust.  The  Depositor  believes  that the  estimated  information  set forth  herein with respect to the mortgage loans as presently  constituted is representative of the  characteristics  thereof at the time the  Certificates  are issued,  although  certain  characteristics  of the mortgage  loans may vary.

         All of the  mortgage  loans are  adjustable  rate  mortgage  loans.  Generally,  after an initial fixed-rate  period,  the  interest  rate borne by the  mortgage  loans will be  adjusted  based on various indices.  The  mortgage  loans  will be  adjusted  monthly  based on  One-Month  LIBOR,  One-Month  Prime, semi-annually  based on Six-Month  LIBOR or annually  based on One-Year LIBOR or One-Year  Treasury,  each referred  to herein as an Index,  computed  in  accordance  with the  related  note,  plus (or  minus) the related  gross  margin,  generally  subject  to  rounding  and to  certain  other  limitations,  including generally a maximum lifetime  mortgage rate and in certain cases a minimum  lifetime  mortgage rate and in certain cases a maximum upward or downward adjustment on each interest adjustment date.

         For any mortgage loan, the Loan-to-Value  Ratio is the principal  balance at origination  divided by the  lesser of (i) the sales  price and (ii) the  original  appraised  value of the  related  mortgaged property,  except in the case of a refinanced  mortgage  loan, in which case the appraised  value is used.
The  mortgage  loans  with  Loan-to-Value  Ratios at  origination  exceeding  80% are  covered  by Primary
Insurance  Policies  (as defined in the  prospectus).  See  "Description  of Primary  Mortgage  Insurance,
Hazard Insurance; Claims Thereunder—Primary Mortgage Insurance Policies" in the prospectus.

         All of the mortgage loans that are not assumable have scheduled  monthly  payments due on the Due
Date. Each such mortgage loan will contain a customary "due-on-sale" clause.

         The following table describes the delinquency history of the called loans:

Call Loans             No. of      Current  Stated  Principal    Percent of Group III
                   Mortgage Loans           Balance ($)           Mortgage Loans (%)
_______________________________________________________________________________________
0 x 30(1)               695               $181,136,605                  84.31%
1 x 30(2)                38               $11,085,976                    5.16%
2 x 30(3)                18                $4,476,895                    2.08%
3 x 30(4)                20                $5,427,516                    2.53%
1 x 60(5)                17                $5,502,928                    2.56%
2 x 60(6)                 6                 $1,732,301                    0.81%
3 x 60(7)                23                $5,495,367                    2.56%
TOTAL                   817               $214,857,589                  100.00%

     (1)Loans not reported delinquent more than 30 days in the last 12 months
     (2)Loans reported delinquent more than 30 days once over the last 12 months
     (3)Loans reported delinquent more than 30 days twice over the last 12 months
     (4)Loans reported delinquent more than 30 days three or more times over the last 12 months
     (5)Loans reported delinquent more than 60 days once over the last 12 months
     (6)Loans reported delinquent more than 60 days twice over the last 12 months
     (7)Loans reported delinquent more than 60 days three or more times over the last 12 months

         As of the  Cut-Off  Date,  approximately  2.09% of the  group  III  mortgage  loans  are  30-days delinquent and approximately 0.46% of the group III mortgage loans are 60-day delinquent.

Billing and Payment Procedures

         The majority of the mortgage loans require  monthly  payments to be made no later than either the
1st or 15th day of each  month,  with a grace  period.  The  applicable  servicer  sends  monthly  billing statements to borrowers that are  automatically  generated  after payments are received.  If no payment is received by the day that the late charge is  assessed,  a billing  statement is  automatically  generated.
Borrowers may elect for monthly payments to be deducted  automatically  from deposit accounts and may make payments by various means,  including online  transfers and phone payment,  although an additional fee may be charged for these payment methods.

Prepayment Charges on the Mortgage Loans

         Approximately  42.24%,  27.44%  and  26.44% of Loan  Group I, Loan  Group II and Loan  Group III,
respectively,  currently  provide for payment by the mortgagor of a prepayment  charge in connection  with some  prepayments.  The amount of the prepayment  charge is as provided in the related  mortgage note, and the prepayment  charge will generally apply if, in any  twelve-month  period during the first year,  first three years or other period as provided in the related  mortgage note from the date of  origination of the mortgage loan, the mortgagor  prepays an aggregate amount exceeding 20% of the original  principal balance of the mortgage loan or another amount  permitted by applicable  law. The amount of the prepayment  charge will, for the majority of the mortgage  loans, be equal to 6 months'  advance  interest  calculated on the basis of the  mortgage  rate in effect at the time of the  prepayment  on the amount  prepaid in excess of
20% of the original  principal  balance of the mortgage  loan, but it may be a lesser or greater amount as provided in the related  mortgage  note. A  prepayment  charge may not apply with respect to a sale of the related mortgaged property, and in some circumstances, such as illegality, may be unenforceable.

         The  holders  of the  Class  XP  Certificates  will be  entitled  to all the  prepayment  charges received  on the related  mortgage  loans to the extent such  prepayment  charges are not  retained by the related servicer in accordance with the terms of the related servicing  agreement.  No prepayment  charges will be available for  distribution  on any other classes of  Certificates.  The Master Servicer shall not waive (or permit a servicer to waive) any prepayment charge unless: (i) the  enforceability  thereof shall have been limited by bankruptcy, insolvency,  moratorium,  receivership and other similar laws relating to creditors'  rights  generally,  (ii) the enforcement  thereof is illegal,  or any local,  state or federal agency has  threatened  legal action if the  prepayment  penalty is enforced,  (iii) the mortgage debt has been  accelerated  in connection  with a foreclosure or other  involuntary  payment or (iv) such waiver is standard  and  customary  in  servicing  similar  mortgage  loans and relates to a default or a reasonably foreseeable  default and would, in the reasonable  judgment of the Master Servicer,  maximize  recovery of total  proceeds  taking into account the value of such  prepayment  charge and the related  mortgage loan.
Accordingly,  there  can be no  assurance  that  the  prepayment  charges  will  have  any  effect  on the prepayment performance of the mortgage loans.

         Certain  prepayment  charges  are  classified  as "hard"  prepayment  charges,  meaning  that the mortgagor has to cover the prepayment  charge  regardless of the reason for  prepayment,  while others are classified as "soft," meaning that the mortgagor has to cover the prepayment charge unless the mortgagor  has  conveyed  the related  mortgaged  property  to a  third-party.  The sponsor  does not have information  with respect to the  percentage  of each type of  prepayment  charge  included in the pool of mortgage loans.

Special Characteristics of the Mortgage Loans

         Interest  Only  Loans.  Approximately  83.53%,  85.50%  and 43.66% of Loan Group I, Loan Group II
and Loan Group III,  respectively,  will  require  payments  of interest  only for the initial  period set forth in the related mortgage note.

         Assumable  Mortgage  Loans.  Approximately  74.71%,  72.66% and 9.55% of Loan Group I, Loan Group
II and Loan Group III,  respectively,  are assumable in accordance with the terms of the related  mortgage note.  See  "Yield on the  Certificates"  in this  prospectus  supplement  and  "Maturity  and  Prepayment
Considerations" in the prospectus.

         Lender-Paid  PMI  Loans.  Approximately  2.75%,  3.74% and 5.16% of Loan  Group I, Loan  Group II
and Loan Group III, respectively, are covered by a lender-paid primary mortgage insurance policy.

Indices on the Mortgage Loans

         Six-Month  LIBOR.  Approximately  83.99%,  56.74%  and  75.87% of Loan Group I, Loan Group II and
Loan Group III,  respectively,  will adjust semiannually based on Six-Month LIBOR. Six-Month LIBOR will be a per annum rate equal to the average of interbank  offered  rates for six-month  U.S.  dollar-denominated deposits in the London market based on  quotations of major banks as published in The Wall Street  Journal and are most recently available as of the time specified in the related mortgage note.

         The  following  does not purport to be  representative  of future levels of Six-Month  LIBOR.  No assurance  can be given as to the level of Six-Month  LIBOR on any  adjustment  date or during the life of any mortgage loan with an Index of Six-Month LIBOR.

                                                                   Six-Month LIBOR
________________________________________________________________________________________________________________
Date                                      2001          2002         2003        2004        2005         2006
January 1.....................            6.20%         2.03%        1.38%       1.22%       2.78%        4.71%
February 1....................            5.26          2.08         1.35        1.21        2.97         4.82
March 1.......................            4.91          2.04         1.34        1.17        3.19         5.26
April 1.......................            4.71          2.36         1.23        1.16        3.39         5.14
May 1.........................            4.30          2.12         1.29        1.38        3.41         5.22
June 1........................            3.98          2.08         1.21        1.60        3.54         5.39
July 1........................            3.91          1.95         1.12        1.89        3.73         5.59
August 1......................            3.69          1.87         1.21        1.99        3.95         5.51
September 1...................            3.45          1.80         1.20        1.98        4.00         5.43
October 1.....................            2.52          1.71         1.14        2.20        4.27         5.37
November 1....................            2.15          1.60         1.23        2.32        4.47         5.39
December 1....................            2.03          1.47         1.27        2.63        4.63         5.35

         One-Year LIBOR.  Approximately  15.73%,  43.00% and 3.07% of Loan Group I, Loan Group II and Loan
Group III, respectively,  will adjust annually based on One-Year LIBOR. One-Year LIBOR will be a per annum rate equal to the average of interbank  offered  rates for one-year  U.S.  dollar-denominated  deposits in the London  market based on  quotations  of major banks as  published  in The Wall Street  Journal and are most recently available as of the time specified in the related mortgage note.

         The  following  does not purport to be  representative  of future  levels of One-Year  LIBOR.  No assurance  can be given as to the level of  One-Year  LIBOR on any  adjustment  date or during the life of any mortgage loan with an Index of One-Year LIBOR.

                                                                    One-Year LIBOR
__________________________________________________________________________________________________________________
Date                                   2001          2002          2003         2004         2005          2006
January 1.....................         5.17%         2.49%         1.45%       1.48%         3.10%        4.85%
February 1....................         4.88          2.43          1.38         1.37         2.98          5.15
March 1.......................         4.67          3.00          1.28         1.34         2.55          5.38
April 1.......................         4.44          2.63          1.36         1.81         3.81          5.29
May 1.........................         4.24          2.59          1.21         2.08         3.78          5.38
June 1........................         4.18          2.28          1.19         2.11         3.76          5.50
July 1........................         3.82          2.09          1.16         2.38         3.90          5.69
August 1......................         3.56          1.90          1.44         2.30         4.22          5.54
September 1...................         2.64          1.73          1.45         2.46         4.13          5.41
October 1.....................         2.27          1.64          1.24         2.49         4.68          5.30
November 1....................         2.39          1.73          1.48         2.54         4.74          5.34
December 1....................         2.44          1.45          1.60         2.96         4.82          5.27

         One-Year  U.S.  Treasury.  Approximately  0.21%,  0.27% and 17.36% of Loan Group I, Loan Group II
and Loan Group III,  respectively,  will be based on the weekly average yield on U.S. Treasury  securities adjusted  to a constant  maturity  of one year,  or  One-Year  U.S.  Treasury,  as reported by the Federal
Reserve Board in statistical  Release No. H.15(519),  or the Release, as most recently available as of the date forty-five  days,  thirty-five  days or thirty days prior to the adjustment date or on the adjustment date as published  in the place  specified in the related  mortgage  note and as made  available as of the date specified in the related  mortgage note. In the event that the Index  specified in a mortgage note is no longer  available,  an index that is based on  comparable  information  will be  selected by the Master
Servicer, to the extent that it is permissible under the terms of the related mortgage note and mortgage.

         One-Month  LIBOR.   Approximately   0.07%  and  3.56%  of  Loan  Group  I  and  Loan  Group  III,
respectively,  will adjust  monthly  based on One-Month  LIBOR.  One-Month  LIBOR will be a per annum rate equal to the average of interbank  offered rates for  one-month  U.S.  dollar-denominated  deposits in the
London  market based on  quotations  of major banks as  published in The Wall Street  Journal and are most recently available as of the time specified in the related mortgage note.

         One-Month  Prime.  Approximately  0.14% of Loan Group III will adjust  monthly based on One-Month prime,  which is calculated  using the prime rate for corporate loans at United States  commercial  banks, as published in The Wall Street  Journal on the first  business day of the month in which the relevant due period begins.  If, on any day, more than one prime rate or a range of prime rates for corporate  loans at
United  States  commercial  banks is published in The Wall Street  Journal,  the index on such day will be the highest of the prime rates.

                                         STATIC POOL INFORMATION

         The depositor will provide static pool  information,  material to this offering,  with respect to
the    experience   of   the   sponsor   in    securitizing    asset   pools   of   the   same   type   at
http://www.bearstearns.com/transactions/sami_ii/balta2006-8/index.html.

         Information  provided  through the internet address above will not be deemed to be a part of this prospectus  supplement or the  registration  statement for the securities  offered hereby if it relates to any prior  securities  pool  formed  before  January 1, 2006 or  vintage  data  related to periods  before
January 1, 2006, or with respect to the mortgage  pool (if  applicable)  for any period before  January 1,
2006.

                                            THE ISSUING ENTITY

         Bear  Stearns  ALT-A Trust 2006-8 is a common law trust formed under the laws of the State of New
York pursuant to the Agreement.  The Agreement  constitutes the "governing  instrument"  under the laws of the State of New York.  After its  formation,  Bear  Stearns  ALT-A  Trust  2006-8  will not engage in any activity  other than (i)  acquiring  and holding the mortgage  loans and the other assets of the trust and proceeds  therefrom,  (ii) issuing the  certificates,  (iii) making payments on the  certificates and (iv)
engaging in other  activities  that are  necessary,  suitable or convenient to accomplish the foregoing or are  incidental  thereto  or  connected  therewith.  The  foregoing  restrictions  are  contained  in  the
Agreement.  For a  description  of other  provisions  relating  to  amending  the  Pooling  and  Servicing
Agreement, please see "The Agreements— Amendment" in the prospectus.

         The assets of Bear Stearns  ALT-A Trust  2006-8 will  consist of the  mortgage  loans and certain related assets.

         Bear Stearns ALT-A Trust 2006-8's fiscal year end is December 31.

                                              THE DEPOSITOR

         Structured Asset Mortgage  Investments II Inc.,  referred to herein as the Depositor,  was formed in the  state  of  Delaware  on June 10,  2003,  and is a  wholly-owned  subsidiary  of The  Bear  Stearns
Companies  Inc. The  Depositor  was  organized  for the sole  purpose of servicing as a private  secondary mortgage  market  conduit.  The  Depositor  does not have,  nor is it expected in the future to have,  any significant assets.

         The Depositor has been servicing as a private  secondary  mortgage market conduit for residential mortgage  loans since 2003.  As of August 31, 2006,  the  Depositor  has been  involved in the issuance of securities  backed by residential  mortgage loans of approximately  $122,151,359,269.  In conjunction with the Sponsor's  acquisition  of the mortgage  loans,  the  Depositor  will execute a mortgage loan purchase agreement  through which the loans will be transferred to itself.  These loans are subsequently  deposited in a common law or statutory trust, described herein, which will then issue the Certificates.

         After issuance and  registration of the securities  contemplated  in this  prospectus  supplement and any  supplement  hereto,  the  Depositor  will have no  significant  duties or  responsibilities  with respect to the pool assets or the securities.

         The Depositor's  principal  executive  offices are located at 383 Madison  Avenue,  New York, New
York 10179.  Its telephone number is (212) 272-2000.

                                               THE SPONSOR

         The  sponsor,  EMC  Mortgage  Corporation,  referred  to  herein  as  EMC  or  the  Sponsor,  was incorporated in the State of Delaware on September 26, 1990, as a wholly owned  subsidiary  corporation of
The Bear Stearns  Companies  Inc., and is an affiliate of the Depositor and the  Underwriter.  The Sponsor
was  established  as a mortgage  banking  company to  facilitate  the purchase and servicing of whole loan portfolios  containing  various  levels of  quality  from  "investment  quality"  to  varying  degrees  of
"non-investment  quality" up to and  including  real estate owned assets  ("REO").  The Sponsor  commenced operation in Texas on October 9, 1990.

         The Sponsor  maintains its principal  office at 2780 Lake Vista Drive,  Lewisville,  Texas 75067.
Its telephone number is (214) 626-3800.

         Since its inception in 1990,  the sponsor has purchased  over $100 billion in  residential  whole loans and servicing  rights,  which include the purchase of newly originated  alternative A, jumbo (prime)
and  sub-prime  loans.  Loans are  purchased  on a bulk and flow  basis.  The Sponsor is one of the United
States'  largest  purchasers  of scratch and dent and  sub-performing  residential  mortgages and REO from various  institutions,  including banks,  mortgage companies,  thrifts and the U.S. government.  Loans are generally  purchased  with  the  ultimate  strategy  of  securitization  into an  array  of Bear  Stearns'
securitizations  based upon product type and credit parameters,  including those where the loan has become re-performing or cash-flowing.

         Performing  loans  include  first  lien  fixed  rate and ARMs,  as well as closed  end fixed rate second  liens and lines of credit  ("HELOCs").  Performing  loans  acquired  by the Sponsor are subject to varying  levels  of due  diligence  prior  to  purchase.  Portfolios  may be  reviewed  for  credit,  data integrity,  appraisal  valuation,  documentation,  as well as  compliance  with certain  laws.  Performing loans  purchased  will have been  originated  pursuant to the  Sponsor's  underwriting  guidelines  or the originator's underwriting guidelines that are acceptable to the Sponsor.

         Subsequent to purchase by the Sponsor,  performing  loans are pooled together by product type and credit parameters and structured into RMBS, with the assistance of Bear Stearns'  Financial  Analytics and
Structured Transactions Group, for distribution into the primary market.

         The Sponsor has been  securitizing  residential  mortgage loans since 1999.  The following  table describes  size,  composition  and growth of the Sponsor's total portfolio of assets it has securitized as of the dates indicated.

                                     December 31, 2004                      December 31, 2005                      September 30, 2006
_______________________________________________________________________________________________________________________________________________
                                          Total Portfolio of                                                             Total Portfolio of
        Loan Type             Number             Loans              Number      Total Portfolio of Loans    Number              Loans
_______________________________________________________________________________________________________________________________________________
Alt-A ARM                       44,821     $   11,002,497,283.49        73,638     $   19,087,119,981.75       54,448     $   16,005,022,680.66
Alt-A Fixed                     15,344     $    4,005,790,504.28        17,294     $    3,781,150,218.13       10,480     $    2,487,265,691.18
HELOC                                -     $                -            9,309     $      509,391,438.93        9,642     $      671,297,933.89
Prime ARM                       30,311     $   11,852,710,960.78        27,384     $   13,280,407,388.92        7,050     $    3,481,137,519.89
Prime Fixed                      1,035     $      509,991,605.86         3,526     $    1,307,685,538.44        1,803     $      484,927,212.35
Negative Amortization                -                        -              -                         -       36,469     $   13,375,355,933.41
Reperforming                     2,802     $      311,862,677.46         2,877     $      271,051,465.95        1,084     $      115,127,847.83
Seconds                         14,842     $      659,832,093.32       114,899     $    5,609,656,263.12       96,106     $    5,363,659,738.17
Prime Short Duration ARM        23,326     $    7,033,626,375.35        38,819     $   14,096,175,420.37       12,256     $    5,085,828,335.31
SubPrime                        98,426     $   13,051,338,552.19       101,156     $   16,546,152,274.44       43,470     $    7,619,506,951.48
Totals                         230,907     $   48,427,650,052.74       388,902     $   74,488,789,990.05      272,808     $   54,689,129,844.17

         With respect to some of the  securitizations  organized by the sponsor, a "step-down" trigger has occurred  with respect to the loss and  delinquency  experience  of the mortgage  loans  included in those securitizations,  resulting in a sequential  payment of  principal  to the related  offered  certificates, from the  certificates  with the highest  credit  rating to the one with the lowest  rating.  In addition, with respect to one  securitization  organized by the sponsor, a servicing trigger required by the related financial guaranty insurer has occurred;  however,  the insurer has granted extensions enabling the normal servicing activities to continue.

         The Sponsor has received a civil  investigative  demand (CID),  from the Federal Trade Commission
(FTC),  seeking  documents and data relating to the Sponsor's  business and servicing  practices.  The CID was issued pursuant to a December 8, 2005 resolution of the FTC authorizing  non-public  investigations of various unnamed  subprime  lenders,  loan servicers and loan brokers to determine  whether there have been violations of certain consumer protections laws.  The Sponsor is cooperating with the FTC's inquiry.

                                  THE MASTER SERVICER AND THE SERVICERS

General

         Wells Fargo  Bank,  National  Association,  referred to in this  prospectus  supplement  as Wells
Fargo or the Master  Servicer,  will act as the Master  Servicer of the mortgage  loans and as  Securities
Administrator  pursuant to the  Pooling  and  Servicing  Agreement,  referred to herein as the  Agreement, dated as of the Cut-off Date,  among the  Depositor,  the Sponsor,  the Master  Servicer,  the  Securities
Administrator  and the  Trustee.  Wells  Fargo  will also act as the  Custodian  pursuant  to the  related
Custodial Agreement.

         Approximately  91.78%,  61.87%  and  5.80% of Loan  Group I,  Loan  Group II and Loan  Group  III
respectively,  will be serviced by the  Sponsor.  Approximately  5.24%,  24.42% and 1.55% of Loan Group I,
Loan Group II and Loan Group III,  respectively,  will be serviced by HSBC.  Approximately  58.70% of Loan
Group III will be serviced by Wells  Fargo Bank.  Approximately  2.97% and 13.71% of Loan Group I and Loan
Group II,  respectively,  will be serviced by Mid America.  Approximately 24.01% of Loan Group III will be serviced by EverHome.  The remainder of the mortgage loans will be serviced by various servicers,  none of which will service more than 10% of the mortgage  loans in the aggregate of any Loan Group.  Each Servicer will service the  mortgage  loans in  accordance  with their  respective  servicing  agreements  which are collectively  referred  to herein as the  Servicing  Agreements.  Each of the  Servicing  Agreements  will require,  among other things,  that each Servicer accurately and fully report its borrower credit files to credit  repositories  in a timely manner.  Each of the Servicing  Agreements will be assigned to the trust pursuant  to an  assignment,  assumption  and  recognition  agreements  among the  related  mortgage  loan originator,  the  related  Servicer,  the  Sponsor  and the  Trustee on behalf of the  certificateholders;
provided,  however,  that the Sponsor will retain the right to enforce the  representations and warranties made  to it by  each  Servicer  with  respect  to the  related  mortgage  loans.  The  Servicers  will  be responsible for the servicing of the mortgage loans pursuant to the related Servicing  Agreement,  and the
Master  Servicer  will be required to monitor their  performance.  In the event of a default by a Servicer under the related  Servicing  Agreement,  the Master  Servicer  will be  required to enforce any  remedies against the related  Servicer  and shall  either  find a  successor  servicer or shall  assume the primary servicing obligations for the related mortgage loans itself.

         The  information  set forth in the following  paragraph  with respect to the Master  Servicer has been provided by the Master Servicer.

The Master Servicer

         Wells Fargo is a national  banking  association  and a  wholly-owned  subsidiary of Wells Fargo &
Company.  A diversified  financial  services company with approximately $482 billion in assets, 23 million customers  and 153,000  employees as of December 31,  2005,  Wells Fargo & Company is a U.S.  bank holding company  providing  banking,  insurance,  trust,  mortgage and consumer  finance  services  throughout the
United  States and  internationally.  Wells Fargo  provides  retail and  commercial  banking  services and
corporate  trust,  custody,   securities  lending,   securities  transfer,  cash  management,   investment
management  and other  financial  and fiduciary  services.  The  Depositor,  the Sponsor and the servicers may  maintain  banking  and other  commercial  relationships  with Wells Fargo and its  affiliates.  Wells
Fargo maintains principal corporate trust offices located at 9062 Old Annapolis Road,  Columbia,  Maryland
21045-1951  (among other locations) and its office for certificate  transfer  services is located at Sixth
Street and Marquette Avenue, Minneapolis, Minnesota 55479.

         Wells  Fargo  acts  as  Master  Servicer  pursuant  to the  Agreement.  The  Master  Servicer  is responsible for the aggregation of monthly  servicer  reports and remittances and for the oversight of the performance of the servicers  under the terms of their  respective  servicing  agreements.  In particular, the Master Servicer  independently  calculates monthly loan balances based on servicer data,  compares its results to servicer  loan-level  reports and reconciles any discrepancies  with the servicers.  The Master
Servicer also reviews the servicing of defaulted  loans for  compliance  with the terms of the  Agreement.
In addition,  upon the occurrence of certain  Servicer  events of default under the terms of any servicing agreement,  the Master Servicer may be required to enforce certain  remedies on behalf of the Trust and at the  direction  of the Trustee  against  such  defaulting  servicer.  Wells Fargo has been  engaged in the business of master  servicing  since June 30, 1995. As of June 30, 2006,  Wells Fargo was acting as master servicer  for  approximately  1253 series of  residential  mortgage-backed  securities  with an  aggregate outstanding principal balance of approximately $651,189,990,090.

         Wells Fargo  serves or has served  within the past two years as  warehouse  master  servicer  for various  mortgage  loans owned by the Sponsor or an affiliate of the Sponsor and  anticipates  that one or more of those mortgage  loans may be included in the Trust.  The terms of the warehouse  master  servicing agreement  under which those  services are provided by Wells Fargo are customary  for the  mortgage-backed securitization industry.

         Wells  Fargo  serves or may have  served  within  the past two years as loan file  custodian  for various  mortgage  loans owned by the Sponsor or an affiliate of the Sponsor and  anticipates  that one or more of those  mortgage  loans may be included in the Trust.  The terms of any custodial  agreement  under which those  services are provided by Wells Fargo are  customary  for the  mortgage-backed  securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

The Servicers

         EMC, HSBC,  Wells Fargo Bank, Mid America,  EverHome and various other  servicers,  none of which will service more than 10% of the  mortgage  loans in the  aggregate of any of Loan Group I, Loan Group II or Loan Group III, will service the related mortgage loans in accordance with their  respective  Servicing
Agreements, which will be assigned to the trust on the Closing Date.

EMC  Mortgage Corporation

         For a further  description of EMC,  please see "The Sponsor" in this prospectus  supplement.  EMC will  service  the  mortgage  loans  in  accordance  with  the  description  of the  applicable  servicing procedures  contained in this section of the prospectus  supplement.  EMC has been  servicing  residential mortgage loans since 1990.

         The  principal  business  of EMC  since  inception  has  been  specializing  in the  acquisition,
securitization,   servicing  and  disposition  of  mortgage  loans.  EMC's  servicing  portfolio  consists primarily of two categories:

              o   "performing  loans," or  performing  investment  quality  loans  serviced  for EMC's own account or the  account of Fannie  Mae,  Freddie  Mac,  private  mortgage  conduits  and various institutional investors; and

              o   "non-performing  loans," or non-investment grade,  sub-performing loans,  non-performing loans  and REO  properties  serviced  for  EMC's  own  account  and for the  account  of investors in securitized performing and non-performing collateral transactions.

         As of  September  30,  2006,  EMC  was  acting  as  servicer  for  approximately  259  series  of residential  mortgage-backed  securities and other mortgage loans with an outstanding principal balance of approximately  $66.8 billion.  From year end 2004 to September 30, 2006 the loan count of EMC's  servicing portfolio grew by approximately  91.4% and the unpaid principal balance of EMC's servicing  portfolio grew by approximately 140%.

         The following table describes size,  composition and growth of EMC's total  residential  mortgage loan servicing portfolio as of the dates indicated.

                                           As of December 31, 2004                                              As of December 31, 2005                                            As of September 30, 2006
-------------------  ------------  ------------------------  ------------  --------------  ------------  ------------------------  ------------  ------------  ------------  ------------------------  ------------  ------------
    Loan Type          No. of           Dollar Amount        Percent by     Percent by       No. of           Dollar Amount        Percent by    Percent by      No. of           Dollar Amount        Percent by    Percent by
                                                               No. of                                                                No. of        Dollar                                                No. of        Dollar
                        Loans                                   Loans      Dollar Amount      Loans                                   Loans        Amount         Loans                                   Loans        Amount
                     ------------  ------------------------  ------------  --------------  ------------  ------------------------  ------------  ------------  ------------  ------------------------  ------------  ------------
Alta-A Arm........        19,498         $4,427,820,707.76         7.96%          15.94%        57,510        $13,625,934,321.62        12.69%        23.00%        49,349        $12,808,629,725.93        10.53%        19.18%

Alta-A Fixed......        25,539         $4,578,725,473.28        10.43%          16.48%        17,680         $3,569,563,859.33         3.90%         6.03%        29,790         $5,963,962,331.86         6.36%         8.93%

Prime Arm.........         8,311         $1,045,610,015.30         3.39%           3.76%         7,428         $1,010,068,678.92         1.64%         1.71%         6,580           $892,567,395.07         1.40%         1.34%

Prime Fixed.......        14,560         $1,573,271,574.42         5.95%           5.66%        15,975         $2,140,487,565.90         3.52%         3.61%        15,228         $2,175,294,849.14         3.25%         3.26%

Seconds ..........        39,486         $1,381,961,155.08        16.13%           4.98%     155,510           $7,164,515,426.20        34.31%        12.10%       163,821         $7,935,367,229.73        34.96%        11.88%

Subprime..........       114,436        $13,706,363,249.78        46.74%          49.34%       142,890        $20,373,550,690.52        31.53%        34.40%       130,821        $18,898,856,704.61        27.91%        28.30%

Other.............        23,010         $1,063,682,459.11         9.40%           3.83%        56,216        $11,347,144,055.57        12.40%        19.16%        73,059        $18,107,974,659.14        15.59%        27.11%
                     ------------  ------------------------  ------------  --------------  ------------  ------------------------  ------------  ------------  ------------  ------------------------  ------------  ------------
Total.............       244,840        $27,777,434,634.73       100.00%         100.00%       453,209        $59,231,264,598.06       100.00%       100.00%       468,648        $66,782,652,895.48       100.00%       100.00%

HSBC Mortgage Corporation (USA)

         HSBC Mortgage  Corporation  (USA) ("HSBC"),  a Delaware  corporation,  is a direct,  wholly-owned subsidiary  of HSBC Bank USA N.A and an indirect,  wholly-owned  subsidiary of HSBC Holdings plc. HSBC was incorporated  in 1985 as a separate  mortgage  company and has been  servicing  mortgage  loans since that time. HSBC is an experienced  residential  mortgage loan servicer  headquartered in Depew,  N.Y. (a suburb of Buffalo).  HSBC continues to build its servicing  portfolio  through  organic growth and  acquisitions.
HSBC is an approved  mortgage  loan  servicer  for Fannie Mae,  Freddie  Mac,  Ginnie Mae, HUD and VA. The
mortgage  loans  serviced by HSBC are  primarily  first-lien,  fixed or  adjustable  rate loans secured by single-family residences.

         Historical Servicing Information

Total Portfolio - Principal Balances
                                  12/31/2001     12/31/2002     12/31/2003     12/31/2004     12/31/2005
Principal Balance ($MM)             38,670         44,607         55,199         65,919         66,256

Current %                           97.07%         97.92%         98.46%         98.87%         97.99%
30 - 59 days delinquent %            2.02%          1.42%          1.02%          0.73%          1.35%
60 - 89 days delinquent %            0.35%          0.23%          0.17%          0.14%          0.27%
90+ days delinquent %                0.28%          0.18%          0.16%          0.12%          0.24%
Total delinquent %                   2.65%          1.83%          1.35%          0.99%          1.86%

Foreclosure %                        0.23%          0.20%          0.16%          0.11%          0.10%
REO %                                0.06%          0.05%          0.03%          0.03%          0.04%
Bankruptcy %                         0.33%          0.28%          0.24%          0.19%          0.26%

Note:  Principal Balance includes first and second mortgages, active Home Equity Lines of Credit and
REOs.  Overall delinquencies increased in December 2005 with the addition of $1.2B in subprime second mortgages.

Total Portfolio - Units
                                  12/31/2001     12/31/2002     12/31/2003     12/31/2004     12/31/2005
Number of Accounts                  319,520        336,820        376,107        394,806        422,518

Current %                           95.97%         97.00%         97.65%         98.04%         96.05%
30 - 59 days delinquent %            2.64%          1.93%          1.46%          1.18%          2.47%
60 - 89 days delinquent %            0.53%          0.38%          0.28%          0.25%          0.59%
90+ days delinquent %                0.40%          0.29%          0.27%          0.24%          0.61%
Total delinquent %                   3.57%          2.60%          2.01%          1.67%          3.67%

Foreclosure %                        0.30%          0.28%          0.25%          0.19%          0.17%
REO %                                0.16%          0.13%          0.09%          0.10%          0.11%
Bankruptcy %                         0.53%          0.47%          0.44%          0.41%          0.54%

Note:  Number of Accounts includes first and second mortgages, active Home Equity Lines of Credit (with and without balances) and REOs.  Overall delinquencies increased in December 2005 with the addition of
30M subprime second mortgages.

         Servicing

         HSBC has standard  policies and  procedures in place along with  effective  internal  controls to manage its mortgage servicing  responsibilities  in accordance with the terms of the applicable  Servicing
Agreements.  Mortgage servicing includes, but is not limited to, the following functions:

         1.       Payment collection and  administration,  including adjusting interest rates and payments as required on adjustable rate mortgages;

         2.       Investor remittances and reporting;

         3.       Delinquent  loan  management,   including,  as  applicable,   collection  efforts,  loss
mitigation, bankruptcy, foreclosure, property preservation, property disposition and recovery;

         4.       Escrow  administration,  including  collection and  disbursement of funds for payment of real estate taxes and  insurance,  monitoring  payment status of taxes and  insurance,  and  force-placing insurance coverage as required;

         5.       Tax-related reporting as required, and

         6.       Customer relationship  management,  including providing various service options, such as telephone, voice response unit system, website or HSBC branches.

         While growing its servicing  portfolio,  HSBC has effectively  managed its employee capacities at
modest  levels  through  its  emphasis  on  implementing  and  upgrading   technology  and   reengineering
workflows.  HSBC has a seasoned  management  team with  acceptable  turnover rates  contributing to a very stable  loan-servicing  environment.  No material  changes to policies or procedures  have occurred during the past three years.

         HSBC performs  mortgage  servicing  audits to mitigate  risk of loss to investors.  HSBC has also achieved  FHLMC Tier 1 ratings  for six years and "2005 Hall of Fame" award for  continued  Tier 1 ratings for at least  two  quarters  each  year for six  years in a row  without  incurring  foreclosure  timeline penalties.

         Delinquent Loan Servicing

         HSBC's customer  contact process is designed to prevent  delinquencies,  identify  problems early on,  effectively  manage delinquent loans,  retain  home-ownership  and prevent losses.  Welcome calls are made to all new  customers,  verifying  their  contact  information,  confirming  their  payment terms and providing  answers to any questions they may have.  Monthly  mortgage  statements are sent to borrowers in advance  of the due date.  Additional  statements  and  correspondence  are sent if the  payments  are not received by the end of the grace period.

         Both  customer  service  representatives  and  early-stage  collectors  are trained to  recognize payment  problems and resolve them without  advancing the  delinquency.  HSBC's  automated  loan servicing system  automatically  identifies  delinquent loans and assigns them to an appropriate  collection  queue.
Early-stage  collectors  will  attempt  to contact  the  borrowers  via  telephone  to remind  them of the outstanding  payment.  Depending  on the type of loan and risk profile of the  borrower,  these calls will start from 1 to 20 days past the due date.  The collector  will verify the borrower  information,  confirm the payment  due and provide  payment  options  such as pay by phone,  overnight  mail,  Western  Union or in-person  at an HSBC branch.  The  collectors  have access via the  servicing  system to the  information necessary to effectively manage the account,  including:  borrower contact  information,  payment history, notes from other  collectors  or  customer  service  representatives,  and  information  about  other HSBC account relationships.  Other tools available include:  predictive dialer, risk profiler,  early indicator
(prime and subprime models) and global mail tracking.

         If the delinquency  advances to 60 days, the late-stage  collectors  acquire  responsibility  for the account.  These collectors continue the initial collection  efforts,  with more emphasis on evaluating loss  mitigation  opportunities.  A demand  notice  is sent  when the loan is 45-75  days  past  due.  The mailings  also  advise the  borrowers  of the  availability  of options to help  retain  their  homes.  If applicable,  any master  servicer  or  primary  mortgage  insurer is  notified  of the  delinquency.  HSBC obtains  an  initial  property  inspection  at 45 days and then every 30 days  thereafter  throughout  the course of  default.  Inspection  results  are  continually  reviewed  to  evaluate  the  condition  of the mortgaged  property and identify any occupancy  changes.  A broker's price opinion  ("BPO") is obtained at
120 days and is used as a default  analysis  tool to  establish  specific  default  servicing  strategies.
Throughout  the  collection  process,  HSBC makes  reasonable  efforts to provide  workout  options to its customers,  allowing  them to  bring  their  debts  current.  Loss  mitigation  efforts  continue  through foreclosure proceedings until the foreclosure sale is completed.

         Delinquent  loans are  reviewed by HSBC's  foreclosure  committee  to  determine  if  foreclosure action or a charge-off  is required.  The  decision to  foreclose  is  generally  based on the  borrower's ability and  willingness  to pay, the condition of the  property,  the occupancy  status,  the  borrower's equity in the property and the amount/number of other liens.

         HSBC assigns all  bankruptcies  and  foreclosures to outside counsel  licensed to practice in the mortgaged  property  state.  Local  knowledge is required  because of the varied laws and  practices  from state to state.  The attorneys are held  accountable  for managing the defaulted  loans in accordance with standard  industry  practices and  timeframes.  Online tracking and  communication  tools are available to monitor both the foreclosure and bankruptcy  statuses,  as well as allowing for specialized  communication between representing attorney and HSBC.  Quarterly report cards are produced to monitor this performance.

         A BPO and  appraisal  are obtained at the time a  foreclosure  sale date is scheduled and in turn are used to determine the amount to bid at foreclosure,  as well as future  marketing  strategy should the property  revert  back at  foreclosure  sale.  HSBC  prepares a detailed  market  value  analysis  of each property.  The  analysis  includes:  current  property  value  based on a new  appraisal  and  BPO;  total amount owed  including  unpaid taxes and insurance  and  outstanding  fees;  occupancy;  estimated  repair costs; estimated cost to carry the property as real estate owned, and status of junior liens, if any.

         Once HSBC  acquires  title to the  property at  foreclosure  sale or  deed-in-lieu,  a local real estate  broker  is  hired to sell the  property.  If the  property  is  occupied,  HSBC  will  attempt  to negotiate  "cash for  keys/relocation  assistance"  with the  occupant(s)  to mitigate  eviction costs and time. If  unsuccessful,  eviction  proceedings are initiated.  HSBC will perform  necessary  repairs if it determines the repairs will increase the net proceeds.

         Delinquency and Foreclosure Experience

         Historically,  HSBC's  delinquency  and  foreclosure  rates have been low for a number of reasons including  good economic  conditions.  There can be no assurance  that factors beyond HSBC's control (such as national or local economic  conditions) will not result in increased  delinquency and foreclosure rates in the future.

         Additional Information

         HSBC is not aware of any default or  servicing-related  performance  trigger that has occurred as to any other  securitization  for which it acts as servicer or master  servicer.  HSBC is not aware of any material  noncompliance with any applicable  servicing criteria as to any other  securitizations.  HSBC is not aware of any material legal proceedings  pending against it or against any of its property,  including any proceedings  known to be contemplated by governmental  authorities  that is material to holders of the certificates.

Wells Fargo Bank N.A.
         Wells Fargo Bank,  N.A.  ("Wells  Fargo Bank") is an indirect,  wholly-owned  subsidiary of Wells
Fargo & Company.  Wells  Fargo Bank is a national  banking  association  and is engaged in a wide range of activities  typical of a national bank. Wells Fargo Bank,  including its  predecessors,  has many years of experience in servicing  residential  mortgage loans,  commercial  mortgage loans, auto loans, home equity loans,  credit card  receivables  and student loans.  Wells Fargo Bank,  including its  predecessors,  has been  servicing  residential  mortgage  loans  since  1974.  These  servicing  activities,  which  include collections,  loss mitigation,  default reporting,  bankruptcy,  foreclosure and REO Property  management, are  handled at various  Wells  Fargo Bank  locations  including  Frederick,  Maryland,  Fort Mill,  South
Carolina and other  mortgage  loan  servicing  centers.  As of the date  hereof,  Wells Fargo Bank has not failed  to make any  required  advance  with  respect  to any  issuance  of  residential  mortgage  backed securities.
         Wells Fargo Bank's servicing  portfolio of residential  mortgage loans (which includes First Lien
Non-Conforming,  Non-Subprime  Loans as well as other  types of  residential  mortgage  loans  serviced by
Wells  Fargo  Bank) has grown  from  approximately  $450  billion  as of the end of 2000 to  approximately
$1.005  trillion as of the end of 2005.  The table below sets forth for each of the periods  indicated the number and aggregate  original  principal  balance of mortgage  loans  serviced by Wells Fargo Bank (other than any mortgage loans serviced for Fannie Mae,  Freddie Mac and Federal Home Loan Banks;  mortgage loans insured or guaranteed by the Government National Mortgage Association,  Federal Housing  Administration or
Department  of Veterans  Affairs;  or mortgage  loans with  respect to which Wells Fargo Bank has acquired the servicing rights,  acts as subservicer,  or acts as special  servicer) for First Lien  Non-Conforming,
Non-Subprime Loans:

                                 As of                      As of                         As of
                           December 31, 2003          December 31, 2004             December 31, 2005
____________________________________________________________________________________________________________
                                    Aggregate                   Aggregate                      Aggregate
                                     Unpaid                      Unpaid                         Unpaid
                                    Principal                   Principal                      Principal
                                   Balance of                  Balance of                     Balance of
                       No. of         Loans       No. of          Loans       No. of             Loans
                        Loans                         Loans                        Loans

First Lien
Non-Conforming,
Non-Subprime Loans      472,694  $141,120,796,584   553,262  $171,086,652,776      635,091  $218,067,611,101

         Servicing Procedures
         Shortly  after the funding of a loan,  various  types of loan  information  are loaded into Wells
Fargo Bank's automated loan servicing  system.  Wells Fargo Bank then makes reasonable  efforts to collect all  payments  called for under the mortgage  loan  documents  and will,  consistent  with the  applicable servicing agreement and any pool insurance policy,  primary mortgage insurance policy,  bankruptcy bond or alternative  arrangements,  follow such collection  procedures as are customary with respect to loans that are comparable to the mortgage loans.  Wells Fargo Bank may, in its  discretion,  (i) waive any assumption fee,  late  payment  or other  charge  in  connection  with a  mortgage  loan and (ii) to the  extent  not inconsistent  with the  coverage  of such  mortgage  loan by a pool  insurance  policy,  primary  mortgage insurance policy,  bankruptcy bond or alternative arrangements,  if applicable,  waive, vary or modify any term of any mortgage loan or consent to the  postponement  of strict  compliance  with any such term or in any matter grant  indulgence  to any  borrower,  subject to the  limitations  set forth in the  applicable servicing agreement.
         Wells Fargo  Bank's  collections  policy is designed to identify  payment  problems  sufficiently early to permit Wells Fargo Bank to address such  delinquency  problems  and,  when  necessary,  to act to preserve  equity in a  pre-foreclosure  mortgaged  property.  Borrowers  are billed on a monthly  basis in advance of the due date. If a borrower  attempts to use Wells Fargo Bank's Voice  Response Unit ("VRU") to
obtain  loan  information  on or  after  a date on  which a late  charge  is  due,  the VRU  automatically transfers the call to the collection area.  Collection  procedures  commence upon identification of a past due account by Wells Fargo Bank's automated  servicing  system.  If timely payment is not received,  Wells
Fargo Bank's  automated  loan  servicing  system  automatically  places the mortgage  loan in the assigned collection  queue and collection  procedures are generally  initiated on the 16th day of delinquency.  The account  remains in the queue  unless and until a payment is  received,  at which point Wells Fargo Bank's automated loan servicing system automatically removes the mortgage loan from that collection queue.

         When a mortgage  loan appears in a collection  queue,  a collector  will  telephone to remind the borrower that a payment is due.  Follow-up  telephone  contacts with the borrower are attempted  until the account is current or other payment  arrangements  have been made.  When contact is made with a delinquent borrower,  collectors  present such borrower with  alternative  payment  methods,  such as Western  Union,
Phone Pay and Quick  Collect,  in order to expedite  payments.  Standard  form letters are  utilized  when attempts to reach the borrower by telephone  fail and/or in some  circumstances,  to supplement  the phone contacts.  Company  collectors  have  computer  access  to  telephone  numbers,  payment  histories,  loan information  and all past collection  notes.  Wells Fargo Bank  supplements  the collectors'  efforts with advanced  technology such as predictive dialers and statistical  behavioral software used to determine the optimal  times to call a particular  customer.  Additionally,  collectors  may attempt to mitigate  losses through the use of behavioral or other models that are designed to assist in identifying  workout  options in the early  stages of  delinquency.  For those loans in which  collection  efforts  have been  exhausted without  success,  Wells Fargo Bank  determines  whether  foreclosure  proceedings  are  appropriate.  The course of action  elected with respect to a delinquent  mortgage loan generally will be guided by a number of factors,  including  the related  borrower's  payment  history,  ability and  willingness  to pay,  the condition  and  occupancy  of the  mortgaged  property,  the amount of  borrower  equity in the  mortgaged property and whether there are any junior liens.

         Regulations and practices  regarding the liquidation of properties  (e.g.,  foreclosure)  and the rights of a borrower in default vary greatly from state to state. As such, all  foreclosures  are assigned to outside counsel,  licensed to practice in the same state as the mortgaged property.  Bankruptcies filed by borrowers are similarly  assigned to appropriate  local counsel.  Communication  with  foreclosure  and bankruptcy  attorneys is  maintained  through the use of a software  program,  thus  reducing the need for phone  calls and  faxes  and  simultaneously  creating  a  permanent  record  of  communication.  Attorney
timeline   performance  is  managed  using  quarterly   report  cards.  The  status  of  foreclosures  and
bankruptcies  is  monitored  by Wells  Fargo Bank  through  its use of such  software  system.  Bankruptcy filing and release information is received electronically from a third-party notification vendor.

         Prior to a foreclosure  sale,  Wells Fargo Bank performs a market value  analysis.  This analysis includes:  (i) a current  valuation of the mortgaged  property  obtained  through a drive-by  appraisal or broker's  price  opinion  conducted  by an  independent  appraiser  and/or a broker from a network of real estate brokers,  complete with a description of the condition of the mortgaged property,  as well as other information  such as recent price lists of comparable  properties,  recent closed  comparables,  estimated marketing time and required or suggested  repairs,  and an estimate of the sales price; (ii) an evaluation of the amount owed, if any, for real estate taxes;  and (iii)  estimated  carrying  costs,  brokers' fees, repair  costs and other  related  costs  associated  with real estate owned  properties.  Wells Fargo Bank bases the amount it will bid at foreclosure sales on this analysis.

         If Wells Fargo Bank acquires title to a property at a foreclosure  sale or otherwise,  it obtains an estimate  of the sale price of the  property  and then hires one or more real  estate  brokers to begin marketing the property.  If the mortgaged  property is not vacant when acquired,  local eviction attorneys are hired to commence eviction  proceedings  and/or  negotiations are held with occupants in an attempt to get them to vacate without  incurring the additional  time and cost of eviction.  Repairs are performed if it is determined  that they will increase the net  liquidation  proceeds,  taking into  consideration  the cost of repairs,  the carrying costs during the repair period and the  marketability  of the property both before and after the repairs.

         Wells  Fargo  Bank's  loan  servicing  software  also tracks and  maintains  tax and  homeowners'
insurance  information  and tax  and  insurance  escrow  information.  Expiration  reports  are  generated periodically  listing all policies  scheduled to expire.  When policies  lapse, a letter is  automatically generated  and issued  advising the  borrower of such lapse and  notifying  the borrower  that Wells Fargo
Bank will obtain lender-placed insurance at the borrower's expense.

EverHome Mortgage Company

         EverHome  Mortgage  Company  ("EverHome"),  a Florida  corporation,  is an indirect  wholly-owned subsidiary of EverBank,  a federal savings  association.  On February 2, 2004,  Alliance  Mortgage Company
changed its name to  EverHome.  The  principal  executive  offices of EverHome are located at 8100 Nations
Way,  Jacksonville,  Florida  32256.  EverHome was founded in  Jacksonville,  Florida in 1962 and has been servicing  mortgage  loans  since  its  inception.  EverHome  has a  well-seasoned  management  team  with extensive mortgage servicing experience.

         EverHome  (a) engages in mortgage and home equity loan  servicing  and  subservicing  activities;
and (b)  originates  conforming  and  non-conforming  loans  through its  wholesale  and retail  channels.
EverHome's  servicing  portfolio  includes  FHA,  VA and  conventional  loans with fixed,  adjustable  and balloon  programs.  EverHome  services  loans  for  Freddie  Mac,  Fannie  Mae,  Ginnie  Mae  and  private investors.  EverHome is a Freddie  Mac  tier-one  servicer  and a member of the Freddie Mae Tier 1 Hall of
Fame,  HUD tier-one  servicer and Fannie Mae  "excellent"  PEAK rating  servicer.  Standard and Poor's has rated EverHome an approved "select" servicer.

         EverHome  is not  aware  of  any  material  litigation  against  EverHome  or  adverse  financial conditions  to  EverHome  that would have a material  impact on pool  performance  or  performance  of the asset-back securities.

         Historical Servicing Information

         Monthly Delinquency Ratio
                                           As of December 2004

                                                                                                                   RATIO
                  LOAN                                                                                           (INC BK)
                  COUNT        30 DAY          60 DAY          90 DAY       120'S PLUS     MULTIS(1)    DELQ(2)    ((3))
---------------- --------- ------ -------- ------ -------- ------ ------- ------ ------- ------ ------- -------- -----------
TOTAL            272,549   9,195   3.37%   2,101   0.77%   1,066  0.39%   2,258  0.83%   5,425  1.99%   14,620     5.36%
PORTFOLIO:
---------------- --------- ------ -------- ------ -------- ------ ------- ------ ------- ------ ------- -------- -----------
VA                26,398   1,177   4.46%    280    1.06%    150   0.57%    301   1.14%    731   2.77%    1,908     7.23%
---------------- --------- ------ -------- ------ -------- ------ ------- ------ ------- ------ ------- -------- -----------
FHA               39,156   2,760   7.05%    719    1.84%    437   1.12%   1,236  3.16%   2,392  6.11%    5,152     13.16%
---------------- --------- ------ -------- ------ -------- ------ ------- ------ ------- ------ ------- -------- -----------
CONV (INS)        24,863   1,079   4.34%    273    1.10%    113   0.45%    215   0.86%    601   2.42%    1,680     6.76%
---------------- --------- ------ -------- ------ -------- ------ ------- ------ ------- ------ ------- -------- -----------
CONV (UNINS)     181,695   4,134   2.28%    815    0.45%    357   0.20%    495   0.27%   1,667  0.92%    5,801     3.19%
---------------- --------- ------ -------- ------ -------- ------ ------- ------ ------- ------ ------- -------- -----------
FMHA               437      45    10.30%    14     3.20%     9    2.06%    11    2.52%    34    7.78%     79       18.08%
---------------- --------- ------ -------- ------ -------- ------ ------- ------ ------- ------ ------- -------- -----------

                                           As of December 2005

                  LOAN          30 DAY          60 DAY          90 DAY       120'S PLUS     MULTIS(1)              RATIO (INC
                  COUNT                                                                                  DELQ(2)   BK) ((3))
---------------- --------- ------- -------- ------ -------- ------ ------- ------ ------- ------ ------- -------- -------------
TOTAL            300,506  10,809    3.60%  2,675    0.89%  1,464   0.49%   2,759  0.92%  6,898   2.30%   17,707      5.89%
PORTFOLIO:
---------------- --------- ------- -------- ------ -------- ------ ------- ------ ------- ------ ------- -------- -------------
VA                21,341     956    4.48%    251    1.18%    142   0.67%    307   1.44%    700   3.28%    1,656      7.76%
---------------- --------- ------- -------- ------ -------- ------ ------- ------ ------- ------ ------- -------- -------------

FHA               35,029   2,646    7.55%    732    2.09%    492   1.40%   1,226  3.50%   2,450  6.99%    5,096      14.55%
---------------- --------- ------- -------- ------ -------- ------ ------- ------ ------- ------ ------- -------- -------------

CONV (INS)        33,306   1,846    5.54%    494    1.48%    240   0.72%    367   1.10%   1,101  3.31%    2,947      8.85%
---------------- --------- ------- -------- ------ -------- ------ ------- ------ ------- ------ ------- -------- -------------

CONV (UNINS)     210,355   5,304    2.52%   1,181   0.56%    588   0.28%    849   0.40%   2,618  1.24%    7,922      3.77%
---------------- --------- ------- -------- ------ -------- ------ ------- ------ ------- ------ ------- -------- -------------
FMHA                475      57    12.00%     17    3.58%     2    0.42%     10   2.11%    29    6.11%     86        18.11%
---------------- --------- ------- -------- ------ -------- ------ ------- ------ ------- ------ ------- -------- -------------

                                           As of November 2006

                  LOAN          30 DAY           60 DAY          90 DAY       120'S PLUS    MULTIS(1)                RATIO
                                                                                                                    (INC BK)
                  COUNT                                                                                   DELQ(2)     ((3))
---------------- --------- ------- -------- ------ --------- ------ ------- ------ ------- ------ ------- --------- -----------
TOTAL            303,945   11,452  3.77%    2,933  0.96%     1,570  0.52%   2,732  0.90%   7,235  2.38%   18,687    6.15%
PORTFOLIO:
---------------- --------- ------- -------- ------ --------- ------ ------- ------ ------- ------ ------- --------- -----------
VA               18,505    817     4.42%    222    1.20%     88     0.48%   251    1.36%   561    3.03%   1,378     7.45%
---------------- --------- ------- -------- ------ --------- ------ ------- ------ ------- ------ ------- --------- -----------
FHA              33,931    2,533   7.47%    742    2.19%     455    1.34%   1,139  3.36%   2,336  6.88%   4,869     14.35%
---------------- --------- ------- -------- ------ --------- ------ ------- ------ ------- ------ ------- --------- -----------
CONV (INS)       39,996    2,705   6.76%    714    1.79%     404    1.01%   505    1.26%   1,623  4.06%   4,328     10.82%
---------------- --------- ------- -------- ------ --------- ------ ------- ------ ------- ------ ------- --------- -----------
CONV (UNINS)     210,758   5,333   2.53%    1,237  0.59%     619    0.29%   815    0.39%   2,671  1.27%   8,004     3.80%
---------------- --------- ------- -------- ------ --------- ------ ------- ------ ------- ------ ------- --------- -----------
FMHA             755       64      8.48%    18     2.38%     4      0.53%   22     2.91%   44     5.83%   108       14.30%
---------------- --------- ------- -------- ------ --------- ------ ------- ------ ------- ------ ------- --------- -----------

(1)   Reflects the total number 60, 90 and 120 day delinquent accounts.
(2)   Reflects the total number of mortgage loans excluding the Multis.
(3)   Reflects the total percentage of delinquent loans exluding the Multis.

         Servicing Agreements and Servicing Practices

         EverHome  manages its mortgage  servicing and  subservicing  responsibilities  in accordance with the  terms  of  applicable  servicing  agreements  through  clearly  defined  internal  controls  and risk management  procedures.  EverHome servicing and subservicing  functions,  include, but not limited to: (a)
collection  and  administration  of  mortgage  loan  payments,   including  adjusting  interest  rates  on
adjustable rate mortgages;  (b) default administration,  including collection of delinquent accounts, loss mitigation  and  foreclosure;  (c)  escrow  administration,  including  maintenance  of  primary  mortgage insurance and hazard insurance  policies,  and tax procurement and payment;  and (d) investor  remittance, reporting  and account  reconciliation.  There have been no material  changes to EverHome'  servicing  and subservicing policies or procedures during the past three years.

         Handling Delinquencies, Losses, Bankruptcies and Recoveries

         EverHome has developed a proactive  methodology to mortgage  collections that facilitates  stable delinquency  rates consistent with industry levels for portfolios  containing a comparable mix of mortgage
loans  serviced.   EverHome  scores  its  entire  servicing  and  sub-servicing  portfolio  to  prioritize collections  and maximize  efficiency  by targeting  staff and  resources to areas of the  portfolio  with highest risk.  EverHome's  system of quality  indicators  identifies close to 100  quantifiable  standards that measure  performance and prompt any corrective action to be taken by EverHome  employees.  EverHome's collections  department staff includes both full-time day and evening  representatives to ensure portfolio
coverage   regardless  of  geographical   location.   EverHome  makes  outbound   collection  attempts  at
alternative times during the day, 6 days per week from 8:00 a.m. to 11:00 p.m. EST to optimize contacts.

         EverHome's  collections  process  begins  between the seventh and twentieth  day of  delinquency, depending on factors such as risk score,  payment pattern,  and investor  requirements.  EverHome contacts the  borrower  as early as  possible  in the default  process to resolve  any  delinquency.  Through  such contact,  EverHome determines the reasons for delinquency and assesses the borrower's ability to make loan payments.  EverHome also: (a) has automatic  routing of delinquent  borrowers from the voice response unit to a collections  representative;  and (b) manages delinquent incoming telephone calls (less than 30 days)
by a customer service  representative to avoid unnecessary outbound calls to the borrower.  EverHome makes reasonable efforts to provide borrowers with workout options to make borrower debts current.

         EverHome's  default reporting area manages default reporting to  investors/insurers  and oversees
the  foreclosure  approval  process.   EverHome  generates  breach  letters  on  the  forty-fifth  day  of delinquency.  EverHome begins the  foreclosure  review and approval  process on conventional  loans in the fourth  month of  delinquency  and  refers all  delinquent  loans to  outside  counsel by the one  hundred twentieth day of  delinquency.  The foreclosure  review process on government  insured loans begins in the fifth month of  delinquency  with  referral by the one hundred  fiftieth  day of  delinquency.  EverHome's decision to  foreclose  is based on a variety of factors,  including,  but not limited to, the  borrower's ability and willingness to pay, property  condition,  occupancy status, and borrower's equity ownership in the mortgaged property.  Each outside counsel performing  foreclosure  services is licensed to practice in the same state as the mortgaged  property in question is located.  Unless investor  guidelines require the use of specific outside  foreclosure  counsel,  EverHome's  selection process for outside counsel is based on attorney  performance.  EverHome  continues  collection and loss mitigation efforts even after the loan file has been referred to a foreclosure  attorney.  EverHome also makes periodic loss mitigation  attempts after commencement of the foreclosure process.

         EverHome's  default  outsourcing area manages the loan file after EverHome refers outside counsel to initiate  foreclosure.  EverHome's default  outsourcing area partners with a default outsourcing vendor to  prosecute  the  foreclosure  as  expeditiously  as possible  within  investor/insurer  guidelines  and applicable  requirements.  The  default  outsourcing  area also  works with  vendors to manage  bankruptcy cases  handled  by  outside  counsel,  including  timely  Proof of Claim  filings  and  Motion  for Relief referrals.  The default outsourcing area monitors vendor and bankruptcy attorney performance.

         EverHome  utilizes a default  tracking tool to: (a) monitor  foreclosure/bankruptcy  proceedings;
and (b) manage attorney  performance.  The tracking  templates  within the tool are specific to loan type,
investor  and  applicable  requirements.   The  tool  also  provides  extensive  reporting  capability  to effectively manage timelines.

         EverHome  bases the amount it will bid at a foreclosure  sale on mortgage  insurance and investor guidelines.  Loans  liquidated  through  foreclosure  sale  are  conveyed  to the  government  insurer  by
EverHome's claims area or sold through EverHome's real estate owned area, depending on loan type.

         In instances  where  EverHome  acquires  title to a property at a foreclosure  sale or otherwise,
EverHome hires one or more real estate brokers to market such property.  If the mortgaged  property is not vacant when acquired,  EverHome hires local eviction  attorneys to commence  eviction  proceedings  and/or negotiate with occupants in to expedite the vacating  process  without  incurring the additional  time and cost of eviction.  EverHome  will cause repairs to be performed if EverHome  determines  that such repairs will increase net liquidation proceeds.

Mid America Bank, fsb

         Mid America Bank,  fsb, is the federally  chartered stock savings bank subsidiary of MAF Bancorp,
Inc. Mid America  provides  financial  services to retail and business  banking  customers  and  currently operates  a network of 82 retail  banking  offices  throughout  the  Chicago  and  Milwaukee  metropolitan areas.  MAF Bancorp, Inc.'s common stock trades on the Nasdaq Stock Market under the symbol MAFB.

                                        MORTGAGE LOAN ORIGINATION

General

         Approximately  80.77%,  76.88%  and  35.75% of Loan  Group I, Loan  Group II and Loan  Group III,
respectively,  were originated by EMC.  Approximately  2.97% and 13.71% of Loan Group I and Loan Group II,
respectively,  were  originated  by Mid America.  Approximately  10.97% of Loan Group III were  originated by Wells Fargo Bank.  The remainder of the group I mortgage  loans,  group II mortgage loans and group III mortgage loans were  originated by various  originators,  none of which have  originated  more than 10% of the mortgage loans in the aggregate of any of Loan Group I, Loan Group II or Loan Group III.

EMC

         Approximately  72.33% of the mortgage  loans in the  aggregate  have been acquired by the Sponsor from  various  sellers  and were  originated  generally  in  accordance  with the  following  underwriting guidelines established by the Sponsor.

         Bear Stearns Residential  Mortgage  Corporation,  an affiliate of the Sponsor,  the Depositor and the  Underwriter,  originated  approximately  8.71%  and  6.73%  of  Loan  Group  I  and  Loan  Group  II,
respectively,  and  approximately  6.62% of the mortgage  loans in the  aggregate  by aggregate  principal balance as of the Cut-Off Date.  Subsequently, these mortgage loans were transferred to the Sponsor.

EMC Underwriting Guidelines

         The following is a description  of the  underwriting  policies  customarily  employed by EMC with respect to the  residential  mortgage  loans that EMC  originated  during the period of origination of the mortgage loans.  EMC has  represented to the depositor that the mortgage loans were  originated  generally in accordance with such policies.

         The mortgage loans  originated by EMC, or EMC mortgage loans,  are  "conventional  non-conforming mortgage loans" (i.e., loans that are not insured by the Federal Housing  Authority,  or FHA, or partially guaranteed by the Veterans  Administration  or which do not qualify for sale to Fannie Mae or Freddie Mac)
and are  secured by first  liens on one-to  four-family  residential  properties.  These  loans  typically differ from those  underwritten  to the  guidelines  established  by Fannie Mae and Freddie Mac  primarily with  respect  to the  original  principal  balances,  loan-to-value  ratios,  borrower  income,  required documentation,  interest  rates,  borrower  occupancy of the  mortgaged  property,  property  types and/or mortgage loans with  loan-to-value  ratios over 80% that do not have primary mortgage  insurance.  The EMC mortgage loans have either been  originated or purchased by an originator and were generally  underwritten in  accordance  with the  standards  described  herein.  Exceptions  to the  underwriting  guidelines  are permitted  when the seller's  performance  supports  such action and the  variance  request is approved by credit management.

         Such  underwriting  standards are applied to evaluate the prospective  borrower's credit standing and  repayment  ability  and the value  and  adequacy  of the  mortgaged  property  as  collateral.  These standards  are  applied  in  accordance  with the  applicable  federal  and  state  laws and  regulations.
Exceptions to the  underwriting  standards are permitted  where  compensating  factors are present and are managed through a formal exception process.

         Generally,  each  mortgagor  will have been  required  to  complete  an  application  designed to provide to the lender  pertinent  credit  information  concerning the  mortgagor.  The mortgagor will have given  information with respect to its assets,  liabilities,  income (except as described  below),  credit
history,  employment  history  and  personal  information,   and  will  have  furnished  the  lender  with
authorization  to obtain a credit report which summarizes the mortgagor's  credit history.  In the case of investment  properties and two- to four-unit  dwellings,  income  derived from the mortgaged  property may have been  considered  for  underwriting  purposes,  in addition to the income of the mortgagor from other sources.  With respect to second homes or vacation  properties,  no income  derived from the property will have been considered for underwriting purposes.

         With respect to purchase money or rate/term  refinance loans secured by single family  residences the following  loan-to-value  ratios and original principal balances are allowed:  loan-to-value ratios at origination  of up to 97% for EMC mortgage  loans with  original  principal  balances of up to $375,000 if the loan is secured by the  borrower's  primary  residence,  up to 95% for EMC mortgage  loans  secured by one-to-four  family,  primary  residences and single family second homes with original  principal balances of up to $650,000,  up to 90% for EMC mortgage loans secured by one-to-four  family,  primary  residences, single  family  second  homes with  original  principal  balances  of up to  $1,000,000  and up to 70% for mortgage  loans secured by  one-to-four,  primary  residences and single family second homes with original principal  balances of up to  $2,000,000,  or super  jumbos.  For cash out  refinance  loans,  the maximum loan-to-value  ratio generally is 95% and the maximum "cash out" amount  permitted is based in part on the original amount of the related EMC mortgage loan.

         With  respect  to  mortgage  loans  secured by  investment  properties,  loan-to-value  ratios at origination  of up to 90%  for  mortgage  loans  with  original  principal  balances  up to  $500,000  are permitted.  Mortgage loans secured by investment  properties may have higher original  principal  balances if they have  lower  loan-to-value  ratios at  origination.  For cash out  refinance  loans,  the  maximum loan-to-value  ratio generally is 90% and the maximum "cash out" amount  permitted is based in part on the original amount of the related mortgage loan.

         All other EMC  mortgage  loans  included  in the  mortgage  pool  with a  loan-to-value  ratio at origination  exceeding 80%, have primary mortgage  insurance policies insuring a portion of the balance of the EMC Loan at least equal to the product of the original  principal  balance of the mortgage  loan and a fraction,  the  numerator of which is the excess of the original  principal  balance of such mortgage loan over 75% of the lesser of the  appraised  value and the selling  price of the related  mortgaged  property and the  denominator  of which is the  original  principal  balance of the  related  mortgage  loan,  plus accrued  interest  thereon and  related  foreclosure  expenses  is  generally  required.  No such  primary mortgage  insurance  policy will be required with respect to any such EMC Loan after the date on which the related  loan-to-value ratio decreases to 80% or less or, based upon new appraisal,  the principal balance of such mortgage loan  represents  80% or less of the new appraised  value.  All of the insurers that have issued  primary  mortgage  insurance  policies with respect to the EMC mortgage loans meet Fannie Mae's or
Freddie Mac's standard or are acceptable to the Rating Agencies.

         In  determining  whether a prospective  borrower has sufficient  monthly income  available (i) to meet the  borrower's  monthly  obligation  on their  proposed  mortgage  loan and (ii) to meet the monthly housing  expenses and other financial  obligations on the proposed  mortgage loan,  each lender  generally considers,  when  required  by the  applicable  documentation  program,  the ratio of such  amounts to the proposed  borrower's  acceptable  stable  monthly gross income.  Such ratios vary depending on a number of underwriting criteria, including loan-to-value ratios, and are determined on a loan-by-loan basis.

         Each lender also examines a prospective borrower's credit report.  Generally,  each credit report provides  a  credit  score  for the  borrower.  Credit  scores  generally  range  from  350 to 840 and are available  from three major credit  bureaus:  Experian  (formerly TRW  Information  Systems and Services),
Equifax and Trans Union. If three credit scores are obtained,  the originator  applies the middle score of the primary  wage earner.  If a primary  wage earner  cannot be  determined  because of the  documentation type,  the lowest  middle  score of all  borrowers is used.  Credit  scores are  empirically  derived from historical credit bureau data and represent a numerical  weighing of a borrower's  credit  characteristics over a two-year  period.  A credit  score is  generated  through the  statistical  analysis of a number of credit-related  characteristics or variables.  Common  characteristics  include the number of credit lines
(trade  lines),  payment  history,  past  delinquencies,  severity  of  delinquencies,  current  levels of indebtedness,  types of credit and length of credit  history.  Attributes are the specific  values of each characteristic.  A scorecard (the model) is created with weights or points assigned to each attribute.  An individual loan  applicant's  credit score is derived by summing  together the attribute  weights for that applicant.

         The mortgage  loans have been  underwritten  under one of the following  documentation  programs:
full/alternative  documentation,  stated income  documentation,  no ratio documentation,  and no income/no asset documentation.

         Under full/alternative  documentation,  the prospective borrower's employment,  income and assets are verified through written and telephonic communications.

         Under a stated  income/verified  asset  documentation  program,  more  emphasis  is placed on the value and  adequacy  of the  mortgaged  property as  collateral,  credit  history and other  assets of the borrower than on a verified income of the borrower.  Although the income is not verified,  the originators obtain a telephonic  verification of the borrower's  employment  without  reference to income.  Borrower's assets are verified.

         Under the no ratio  documentation  program the borrower's  income is not stated and no ratios are calculated.  Although the income is not stated nor verified,  lenders obtain a telephonic  verification of the borrower's employment without reference to income. Borrower's assets are verified.

         Under the stated  income/stated  asset  documentation  program,  the borrower's income and assets are  stated but not  verified.  The  underwriting  of such  mortgage  loans may be based  entirely  on the adequacy of the mortgaged property as collateral and on the credit history of the borrower.

         Under the no  income/no  asset  documentation  program,  the  borrower's  income  and  assets are neither  stated nor  verified.  The  underwriting  of such  mortgage  loans may be based  entirely  on the adequacy of the mortgaged property as collateral and on the credit history of the borrower.

         Each  mortgaged  property  relating to an EMC  mortgage  loan has been  appraised  by a qualified independent  appraiser  who is approved by each  lender.  All  appraisals  are  required to conform to the
Uniform  Standards of  Professional  Appraisal  Practice  adopted by the Appraisal  Standard  Board of the
Appraisal  Foundation.  Each appraisal must meet the  requirements  of Fannie Mae and Freddie Mac.  Fannie
Mae and  Freddie  Mac  require,  among  other  things,  that the  appraiser,  or its agent on its  behalf, personally  inspect the property  inside and out,  verify  whether the property was in good  condition and verify that construction,  if new, had been  substantially  completed.  The appraisal  generally will have been based on prices  obtained on recent sales of comparable  properties,  determined  in accordance  with
Fannie Mae and Freddie Mac  guidelines.  In certain cases an analysis  based on income  generated from the property or a  replacement  cost  analysis  based on the current  cost of  constructing  or  purchasing  a similar property may be used.

Wells Fargo Bank, N.A.

         Wells Fargo Bank,  N.A.  ("Wells  Fargo Bank") is an indirect,  wholly-owned  subsidiary of Wells
Fargo & Company.  Wells  Fargo Bank is a national  banking  association  and is engaged in a wide range of activities typical of a national bank.

Mid America Bank, fsb

         For a general  description  regarding Mid America,  see "The Master Servicer and the Servicer—The
Servicers—Mid America Bank, fsb" in this prospectus supplement.

                                     DESCRIPTION OF THE CERTIFICATES

         The trust will issue the  Certificates  pursuant to the Agreement.  The  Certificates  consist of the classes of  Certificates  reflected on pages S-2 through S-4 of this prospectus  supplement,  which we refer to collectively as the Offered Certificates,  and one or more classes of Class B-IO,  Class R, Class
R-X,  Class I-XP and Class  II-XP  Certificates  and such  other  non-offered  certificates  which are not offered  publicly.  The  various  classes of Class I-A  Certificates  are also  referred to as the Group I
Senior  Certificates;  and the various classes of Class I-M  Certificates  and Class I-B  Certificates are
collectively  referred to herein as the Group I  Subordinate  Certificates.  The various  classes of Class
II-A  Certificates and the Class II-X-1  Certificates are collectively  referred to as the Group II Senior
Certificates;  and the  various  classes  of the Class  II-B  Certificates,  the Class  II-BX-1  and Class
II-BX -2  Certificates  are  referred  to herein as the Group II  Subordinate  Certificates.  The  various classes of Class III-A  Certificates and the Class III-X-1  Certificates  are collectively  referred to as the Group III Senior  Certificates;  and the various classes of the Class III-B  Certificates are referred to herein as the Group III Subordinate  Certificates.  The  Certificates  offered hereby are  collectively referred to herein as the Offered Certificates.

         Holders of the  Residual  Certificates  will be entitled to receive any  residual  cash flow from the mortgage pool,  which is not expected to be significant.  A holder of a Residual  Certificate will not have a right to alter the structure of the  transaction.  The initial  owner of the Residual  Certificates is expected to be Bear, Stearns Securities Corp.

General

         The Bear Stearns ALT-A Trust Mortgage  Pass-Through  Certificates,  Series 2006-8 will consist of the Offered Certificates and Non-offered  Certificates.  Only the Offered Certificates are offered by this prospectus supplement.

         The Certificates  represent in the aggregate the entire beneficial  ownership interest in a trust fund consisting of the following:

              o   all of the  Depositor's  right,  title and  interest in and to the mortgage  loans,  the related mortgage notes,  mortgages and other related  documents,  including all interest and  principal  due with  respect to the  mortgage  loans  after the Cut-off  Date,  but excluding any payments of principal or interest due on or prior to the Cut-off Date;

              o   any mortgaged properties acquired on behalf of  certificateholders  by foreclosure or by deed in lieu of foreclosure, and any revenues received thereon;
              o   the  rights of the  Trustee  under all  insurance  policies  required  to be  maintained pursuant to the Agreement;

              o   the rights of the  Depositor  under the Mortgage  Loan  Purchase  Agreement  between the
                  Depositor and the Sponsor;

              o   such  assets  relating  to the  mortgage  loans as from  time to time may be held in the
                  Protected Accounts and the Distribution Account;

              o   the rights of the  Depositor  with respect to the  Servicing  Agreements,  to the extent assigned to the Trustee;

              o   the rights of the Depositor with respect to the Cap Contracts, and

              o   any proceeds of the foregoing.

         Each class of the Certificates will have the approximate  initial  Certificate  Principal Balance or  Notional  Amount as set forth on pages S-2  through  S-4  hereof and will have the  Pass-Through  Rate determined  as provided  under  "Summary of  Prospectus  Supplement—Description  of the  Certificates—Pass
Through  Rates"  and   "Description  of  the   Certificates—Interest   Distribution"  in  this  prospectus
supplement.  The Residual  Certificates  also represent the right to receive  additional  distributions in respect of the trust fund on any distribution  date after all required  payments of principal and interest have  been  made on such  date in  respect  of the  other  classes  of  Certificates,  although  it is not anticipated  that funds will be available for any additional  distribution.  The Class I-B-3,  Class B-IO,
Class I-XP, Class II-B-4,  Class II-B-5, Class II-B-6,  Class II-XP, Class III-B-4,  Class III-B-5,  Class
III-B-6 and Residual Certificates are not being offered by this prospectus supplement.

         The Offered  Certificates (other than the Residual  Certificates) will be issued,  maintained and transferred on the  book-entry  records of DTC,  Clearstream  Banking,  société  anonyme and the Euroclear
System and each of their  participants in minimum  denominations  of $25,000 and integral  multiples of $1 in excess  thereof.  One  certificate  of each of these  classes  may be issued in a  different  principal amount to accommodate  the remainder of the initial  principal  amount of the  certificates of such class.
The Residual  Certificates will be offered in registered,  certificated  form, in a single  certificate of
$100.  The Residual  Certificates  (together  with any  Book-entry  Certificates  re-issued as  definitive certificates)  will be transferable and exchangeable at the offices of the Securities  Administrator.  The
Offered  Certificates  will be issued as global  securities.  See Annex II to this  prospectus  supplement and "Description of the Securities—Form of Securities" and "—Global Securities" in the prospectus.

         The  Book-entry  Certificates  will  initially be  represented  by one or more Global  Securities registered  in the name of a nominee of DTC. The  Depositor  has been  informed by DTC that DTC's  nominee will be Cede & Co. No person  acquiring an interest in any class of the  Book-entry  Certificates  will be entitled to receive a certificate  representing  such person's  interest,  except as set forth below under
"—Definitive  Certificates".  Unless  and until  definitive  certificates  are  issued  under the  limited circumstances  described in this prospectus  supplement,  all references to actions by  certificateholders with respect to the Book-entry  Certificates  shall refer to actions taken by DTC upon  instructions  from its participants and all references in this prospectus supplement to distributions,  notices,  reports and
statements  to   certificateholders   with  respect  to  the  Book-entry   Certificates   shall  refer  to
distributions, notices, reports and statements to DTC or Cede & Co., as the registered holder

of  the  Book-entry  Certificates,   for  distribution  to  Certificate  Owners  in  accordance  with  DTC procedures.  See  "—Registration of the Book-Entry  Certificates"  and "—Definitive  Certificates" in this prospectus supplement.

         All distributions to holders of the Offered  Certificates,  other than the final  distribution on any  class  of  Offered  Certificates,  will  be made on each  distribution  date by or on  behalf  of the
Securities  Administrator  to the persons in whose names the Offered  Certificates  are  registered at the close of business on the related  Record  Date.  Distributions  will be made either (a) by check mailed to the  address of each  certificateholder  as it appears in the  certificate  register  or (b) upon  written request to the Securities  Administrator  at least five business days prior to the relevant Record Date by any holder of Offered Certificate,  by wire transfer in immediately  available funds to the account of the certificateholders  specified in the request.  The final distribution on any class of Offered Certificates will be made in a like manner,  but only upon presentment and surrender of the related  Certificate at the corporate  trust office of the Securities  Administrator,  for these purposes  located at Sixth Street and
Marquette Avenue,  Minneapolis,  Minnesota 55479, Attention:  Corporate Trust Group, BSALTA 2006-8, or any
other location specified in the notice to certificateholders of the final distribution.

         The  Certificates  will not be  listed on any  securities  exchange  or  quoted in the  automated quotation  system of any registered  securities  association.  As a result,  investors in the Certificates
may  experience  limited  liquidity.   See  "Risk  Factors—The  Offered  Certificates  Will  Have  Limited
Liquidity,  So You May Be Unable to Sell Your  Securities or May Be Forced to Sell Them at a Discount from
Their Fair Market Value." in this prospectus supplement.

Registration of the Book-Entry Certificates

         DTC is a  limited-purpose  trust  company  organized  under the laws of the State of New York,  a member of the  Federal  Reserve  System,  a  "clearing  corporation"  within  the  meaning of the New York
Uniform Commercial Code, and a "clearing agency"  registered  pursuant to the provisions of Section 17A of the  Exchange  Act.  DTC was  created  to hold  securities  for its  participants  and to  facilitate  the clearance  and  settlement  of  securities  transactions  between  participants  through  electronic  book entries, thereby eliminating the need for physical movement of certificates.

         Certificate  Owners that are not  participants or indirect  participants  but desire to purchase, sell or otherwise  transfer  ownership of, or other  interests in, the Book-entry  Certificates  may do so only through  participants and indirect  participants.  In addition,  Certificate  Owners will receive all
distributions  of  principal  of  and  interest  on  the  Book-entry   Certificates  from  the  Securities
Administrator  through DTC and DTC  participants.  The Securities  Administrator  will forward payments to
DTC in same day funds and DTC will forward  payments to  participants  in next day funds  settled  through the New York Clearing House.  Each  participant  will be responsible  for disbursing the payments.  Unless and until definitive  certificates are issued, it is anticipated that the only  certificateholders  of the
Book-entry  Certificates  will  be  Cede  & Co.,  as  nominee  of  DTC.  Certificate  Owners  will  not be recognized by the Securities  Administrator as  certificateholders,  as such term is used in the Agreement and  Certificate  Owners will be permitted to exercise the rights of  certificateholders  only  indirectly through DTC and its participants.

         Under the Rules, DTC is required to make book-entry  transfers of Book-entry  Certificates  among participants  and to receive and transmit  distributions  of principal of, and interest on, the Book-entry
Certificates.  Participants and indirect  participants  with which  Certificate  Owners have accounts with respect to the Book-entry  Certificates  similarly are required to make  book-entry  transfers and receive and transmit these payments on behalf of their respective Certificate Owners. Accordingly,

although  Certificate  Owners will not possess definitive  certificates,  the Rules provide a mechanism by which Certificate  Owners through their  participants and indirect  participants will receive payments and will be able to transfer their interest.

         Because  DTC can only act on  behalf  of  participants,  who in turn act on  behalf  of  indirect participants  and on behalf of certain  banks,  the ability of a  Certificate  Owner to pledge  Book-entry
Certificates  to persons or entities that do not  participate in the DTC system,  or to otherwise act with respect to Book-entry  Certificates,  may be limited due to the absence of physical  certificates  for the
Book-entry  Certificates.  In  addition,  under a book-entry  format,  Certificate  Owners may  experience delays in their receipt of payments since  distribution  will be made by the Securities  Administrator  to
Cede & Co., as nominee for DTC.

         Under the Rules,  DTC will take action  permitted to be taken by a  certificateholders  under the
Agreement  only at the  direction  of one or  more  participants  to  whose  DTC  account  the  Book-entry
Certificates  are  credited.  Additionally,  under  the  Rules,  DTC will take  actions  with  respect  to specified  voting  rights  only at the  direction  of and on  behalf of  participants  whose  holdings  of
Book-entry  Certificates  evidence these specified voting rights.  DTC may take  conflicting  actions with respect to voting  rights,  to the extent that  participants  whose  holdings of  Book-entry  Certificates evidence voting rights, authorize divergent action.

         The Depositor, the Master Servicer, the Securities  Administrator,  the Servicers and the Trustee
will have no  liability  for any  aspect  of the  records  relating  to or  payments  made on  account  of beneficial  ownership interests in the Book-entry  Certificates held by Cede & Co., as nominee for DTC, or for  maintaining,  supervising  or reviewing  any records  relating to beneficial  ownership  interests or transfers thereof.

Definitive Certificates

         Definitive  certificates  will be issued to Certificate  Owners or their nominees,  respectively, rather than to DTC or its nominee,  only if (1) the  Depositor  advises the  Securities  Administrator  in writing  that DTC is no longer  willing or able to properly  discharge  its  responsibilities  as clearing agency with  respect to the  Book-entry  Certificates  and the  Depositor  is unable to locate a qualified successor  within 30 days or (2) the  Depositor  notifies  DTC of its intent to terminate  the  book-entry system and, upon receipt of a notice of intent from DTC, the  participants  holding  beneficial  interests in the Book-entry Certificates agree to initiate a termination.  Additionally,  after the occurrence of an event of default under the Agreement,  any Certificate  Owner  materially and adversely  affected  thereby may,  at its  option,  request  and,  subject  to the  procedures  set forth in the  Agreement,  receive a definitive  certificate  evidencing such Certificate Owner's fractional  undivided interest in the related class of Certificates.

         Upon  its  receipt  of  notice  of the  occurrence  of any  event  described  in the  immediately preceding paragraph,  the Securities  Administrator is required to request that DTC notify all Certificate
Owners through its participants of the availability of definitive  certificates.  Upon surrender by DTC of the definitive  certificates  representing  the Book-entry  Certificates  and receipt of instructions  for re-registration,  the  Securities  Administrator  will reissue the Book-entry  Certificates  as definitive certificates  issued in the  respective  principal  amounts owned by individual  Certificate  Owners,  and thereafter  the  Securities  Administrator  will  recognize  the  holders of  definitive  certificates  as certificateholders  under the Agreement.  No service charge may be made for any  registration  or transfer or  exchange  of  definitive  certificates,  but  payment  of a sum  sufficient  to cover any tax or other governmental charge may be required by the Securities Administrator.

Calculation of One-Month LIBOR

         On the second LIBOR  business day preceding the  commencement  of each Interest  Accrual  Period, which date we refer to as an interest  determination  date,  the Securities  Administrator  will determine
One-Month  LIBOR for such  Interest  Accrual  Period on the basis of such rate as it appears  on  Telerate
Screen Page 3750,  as of 11:00 a.m.  London time on such  interest  determination  date. If such rate does not appear on such page, or such other page as may replace that page on that  service,  or if such service is no longer  offered,  such other service for displaying  LIBOR or comparable  rates as may be reasonably selected by the  securities  administrator,  One-Month  LIBOR for the applicable  Interest  Accrual Period will be the  Reference  Bank Rate.  If no such  quotations  can be obtained and no Reference  Bank Rate is available,  One-Month LIBOR will be the One-Month LIBOR applicable to the immediately  preceding  Interest
Accrual Period.

         The Reference Bank Rate with respect to any Interest  Accrual Period,  means the arithmetic mean, rounded  upwards,  if  necessary,  to the nearest  whole  multiple of 0.03125%,  of the offered  rates for
United States dollar deposits for one month that are quoted by the Reference  Banks,  as described  below, as of 11:00 a.m.,  New York City time, on the related  interest  determination  date to prime banks in the
London  interbank  market  for a period  of one  month in  amounts  approximately  equal to the  aggregate
Certificate  Principal  Balance of the applicable  Classes of Group I Offered  Certificates  and Group III
Certificates  for such Interest  Accrual  Period,  provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear,  the Reference Bank Rate will be the  arithmetic  mean, rounded upwards,  if necessary,  to the nearest whole multiple of 0.03125%,  of the rates quoted by one or more major banks in New York City,  selected by the Securities  Administrator,  as of 11:00 a.m., New York
City time, on such date for loans in U.S.  dollars to leading  European banks for a period of one month in amounts  approximately equal to the aggregate  Certificate  Principal Balance of the applicable Classes of
Group I Offered  Certificates  and Group III  Certificates.  As used in this section,  LIBOR  business day means a day on which banks are open for dealing in foreign  currency  and  exchange in London and New York
City;  and Reference  Banks means leading banks selected by the  Securities  Administrator  and engaged in transactions in Eurodollar deposits in the international Eurocurrency market:

                  1.  with an established place of business in London;

                  2.  which have been designated as such by the Securities Administrator; and

                  3.  which are not controlling, controlled by, or under common control with, the
                      Depositor, the Sponsor or the Master Servicer.

         The  establishment  of One-Month  LIBOR on each  interest  determination  date by the  Securities
Administrator  and the Securities  Administrator's  calculation of the rate of interest  applicable to the
Classes of Certificates  for the related  Interest Accrual Period shall, in the absence of manifest error, be final and binding.

Distributions on the Group I Certificates

         On each distribution  date, the Securities  Administrator  will withdraw the available funds with respect to Loan Group I from the Distribution  Account for such  distribution  date and apply such amounts as follows:

         First, to pay any accrued and unpaid interest on the Group I Offered  Certificates  and the Class
I-B-3 Certificates in the following order of priority:

                  1.  From  Interest  Funds in respect of the group I mortgage  loans,  to the Class I-A-1
                      Certificates  and the Class I-A-2  Certificates,  the Current  Interest and then any
                      Interest  Carry-forward  Amount for each such  class,  on a pro rata basis  based on the Current Interest and Interest Carry-forward Amount owed to each such class;

                  2.  From  remaining  Interest  Funds in respect of the group I  mortgage  loans,  to the
                      Class I-M-1,  Class I-M-2,  Class I-B-1,  Class I-B-2 and Class I-B-3  Certificates,
                      sequentially, in that order, the Current Interest for each such class;

                  3.  Any Excess Spread to the extent  necessary to meet a level of  overcollateralization equal  to the  Overcollateralization  Target  Amount  will  be the  Extra  Principal
                      Distribution  Amount  and will be  included  as part of the  Principal  Distribution
                      Amount and distributed in accordance  with Second (A) or (B) below (as  applicable);
                      and

                  4.  Any Remaining  Excess Spread will be applied as Excess Cashflow  pursuant to clauses
                      Third through Twelfth below.

         On any  distribution  date, any shortfalls  resulting from the  application of the Relief Act and any Prepayment  Interest  Shortfalls to the extent not covered by Compensating  Interest  Payments will be allocated,  first, in reduction of amounts  otherwise  distributable  to the Class B-IO  Certificates  and
Residual  Certificates  and  thereafter,   to  the  Current  Interest  payable  to  the  Group  I  Offered
Certificates and the Class I-B-3  Certificates,  on a pro rata basis, on such distribution  date, based on the respective  amounts of interest accrued on such Certificates for such  distribution  date. The holders of  the  Group  I  Offered  Certificates  and  the  Class  I-B-3  Certificates  will  not be  entitled  to reimbursement for any such interest shortfalls.

         Second,  to  pay  as  principal  on  the  Group  I  Offered  Certificates  and  the  Class  I-B-3
Certificates entitled to payments of principal, in the following order of priority:

         (A)      For each  distribution  date (i) prior to the  Stepdown  Date or (ii) on which a Trigger
                  Event is in effect, from the Principal Distribution Amount for such distribution date:

                  1.  To the Class  I-A-1  Certificates  and the Class I-A-2  Certificates,  on a pro rata basis in  accordance  with  their  respective  Certificate  Principal  Balances,  an amount equal to the Principal  Distribution  Amount until the Certificate  Principal
                      Balances of each such class thereof are reduced to zero;

                  2.  To the Class I-M-1 Certificates,  any remaining Principal  Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                  3.  To the Class I-M-2 Certificates,  any remaining Principal  Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                  4.  To the Class I-B-1 Certificates,  any remaining Principal  Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

                  5.  To the Class I-B-2 Certificates,  any remaining Principal  Distribution Amount until the Certificate Principal Balance thereof is reduced to zero; and

                  6.  To the Class I-B-3 Certificates,  any remaining Principal  Distribution Amount until the Certificate Principal Balance thereof is reduced to zero.

         (B)      For each  distribution  date on or after the Stepdown  Date,  so long as a Trigger Event is not in effect, from the Principal Distribution Amount for such distribution date:

                  1.  To the Class  I-A-1  Certificates  and the Class I-A-2  Certificates,  on a pro rata basis in  accordance  with  their  respective  Certificate  Principal  Balances,  an amount equal to the Class I-A Principal  Distribution  Amount until the  Certificate
                      Principal Balances of each such class thereof are reduced to zero;

                  2.  To the Class I-M-1 Certificates,  from any remaining Principal  Distribution Amount, the Class I-M-1  Principal  Distribution  Amount,  until the  Certificate  Principal
                      Balance thereof is reduced to zero;

                  3.  To the Class I-M-2 Certificates,  from any remaining Principal  Distribution Amount, the Class I-M-2  Principal  Distribution  Amount,  until the  Certificate  Principal
                      Balance thereof is reduced to zero;

                  4.  To the Class I-B-1 Certificates,  from any remaining Principal  Distribution Amount, the Class I-B-1  Principal  Distribution  Amount,  until the  Certificate  Principal
                      Balance thereof is reduced to zero;

                  5.  To the Class I-B-2 Certificates,  from any remaining Principal  Distribution Amount, the Class I-B-2  Principal  Distribution  Amount,  until the  Certificate  Principal
                      Balance thereof is reduced to zero; and

                  6.  To the Class I-B-3 Certificates,  from any remaining Principal  Distribution Amount, the Class I-B-3  Principal  Distribution  Amount,  until the  Certificate  Principal
                      Balance thereof is reduced to zero.

         Third, from any Excess Cashflow,  to the Class I-A Certificates,  pro rata in accordance with the respective amounts owed to each such Class, (i) any Interest  Carry-forward  Amount for each such Class to the extent not fully paid  pursuant to subclauses  First 1 above and (ii) any Unpaid  Realized Loss Amount for each such Class for such distribution date;

         Fourth, from any remaining Excess Cashflow,  to the Class I-M-1 Certificates,  an amount equal to
(a) any Interest  Carry-forward  Amount,  and then (b) any Unpaid  Realized Loss Amount for such Class for such distribution date;

         Fifth, from any remaining Excess Cashflow,  to the Class I-M-2  Certificates,  an amount equal to
(a) any Interest  Carry-forward  Amount,  and then (b) any Unpaid  Realized Loss Amount for such Class for such distribution date;

         Sixth, from any remaining Excess Cashflow,  to the Class I-B-1  Certificates,  an amount equal to
(a) any Interest  Carry-forward  Amount,  and then (b) any Unpaid  Realized Loss Amount for such Class for such distribution date;

         Seventh,  from any remaining Excess Cashflow,  to the Class I-B-2  Certificates,  an amount equal to (a) any Interest  Carry-forward  Amount,  and then (b) any Unpaid  Realized  Loss Amount for such Class for such distribution date;

         Eighth, from any remaining Excess Cashflow,  to the Class I-B-3 Certificates,  an amount equal to
(a) any Interest  Carry-forward  Amount,  and then (b) any Unpaid  Realized Loss Amount for such Class for such distribution date;

         Ninth,  from any  remaining  Excess  Cashflow,  to the Class  I-A  Certificates,  any Basis  Risk
Shortfall  Carry-forward  Amount for each such Class for such  distribution  date, pro rata,  based on the
Basis Risk Shortfall Carry-forward Amount owed to each such Class;

         Tenth, from any remaining Excess Cashflow,  to the Class I-M-1,  Class I-M-2,  Class I-B-1, Class
I-B-2 and Class I-B-3  Certificates,  in that order,  any Basis Risk Shortfall  Carry-forward  Amount,  in each case for such Class for such distribution date;

         Eleventh,  from  any  remaining  Excess  Cashflow,  to the  Class  B-IO  certificates  an  amount specified in the Agreement; and

         Twelfth, any remaining amounts to the Residual Certificates.

         On each distribution  date, all amounts  representing  prepayment charges in respect of the group
I mortgage  loans  received by the Trust during the related  Prepayment  Period will be withdrawn from the
Distribution  Account and shall not be available  for  distribution  to the holders of the Group I Offered
Certificates and the Class I-B-3  Certificates.  Prepayment  charges received by the Trust with respect to the group I  mortgage  loans  will be  distributed  to the  Class  I-XP  Certificates  as set forth in the
Agreement.

         When a borrower  prepays  all or a portion of a mortgage  loan  between Due Dates,  the  borrower pays interest on the amount prepaid only to the date of  prepayment.  Accordingly,  an interest  shortfall will result equal to the  difference  between the amount of interest  collected and the amount of interest that would have been due absent such  prepayment.  We refer to this  interest  shortfall  as a  Prepayment
Interest  Shortfall.  Any Prepayment  Interest  Shortfalls  resulting from a prepayment in full or in part are  required  to be paid by the  applicable  Servicer,  but only to the extent  that such amount does not exceed the  aggregate  of the  Servicing  Fees on the  mortgage  loans  serviced  by it on the  applicable distribution  date.  Any  Prepayment  Interest  Shortfalls  required  to be funded  but not  funded by the applicable  Servicer  are  required  to be paid by the Master  Servicer,  but only to the extent that such amount does not exceed the aggregate  Master  Servicing  Compensation  for the related  mortgage loans for the applicable  distribution  date.  The amount of the Master  Servicing  Compensation  and Servicing Fees
used to offset  such  Prepayment  Interest  Shortfalls  is  referred  to herein as  Compensating  Interest
Payments.

         Accrued  Certificate  Interest may be further reduced on each distribution date by application of the  Relief  Act or  similar  state  laws.  The  Relief  Act and  similar  state  laws  limit,  in certain circumstances,  the interest  rate  required to be paid by a mortgagor  in the military  service to 6% per annum.  Neither the related  Servicer nor the Master  Servicer are obligated to fund  interest  shortfalls resulting from the Relief Act or similar state laws.

Excess Spread and Overcollateralization Provisions

         Excess  Spread  will be  required to be applied as an Extra  Principal  Distribution  Amount with
respect  to  the  Group  I  Offered   Certificates   and  the  Class  I-B-3   Certificates   whenever  the
Overcollateralization   Amount  is  less  than  the   Overcollateralization   Target  Amount.  If  on  any
distribution  date,  after  giving  effect to  allocations  of the  Principal  Distribution  Amounts,  the aggregate  Certificate  Principal  Balance  of the  Group  I  Offered  Certificates  and the  Class  I-B-3
Certificates  exceeds  the  aggregate  Stated  Principal  Balance of the group I  mortgage  loans for such distribution  date, the Certificate  Principal  Balances of the Group I Subordinate  Certificates  will be reduced, in inverse order of seniority (beginning with the Class I-B-3  Certificates),  by an amount equal to such excess.  If no Group I Subordinate  Certificates  remain  outstanding,  the Certificate  Principal
Balances of the Group I Senior  Certificates will be reduced  beginning with the Class I-A-2  Certificates and then the Class  I-A-1  Certificates,  by an amount  equal to such  excess.  Any such  reduction  is an
Applied Realized Loss Amount.

Pass-Through Rates for the Group I Offered Certificates

         The  pass-through  rate per  annum  for the Group I  Offered  Certificates  and the  Class  I-B-3
Certificates will be equal to the least of:

                  (i)      the London interbank  offered rate for one month United States dollar deposits, which we refer to as One-Month  LIBOR,  calculated  as  described  below under  "—Calculation  of
         One-Month LIBOR" plus the related Margin;

                  (ii)     11.50% per annum; and

                  (iii)    the related Net Rate Cap.

Distributions on the Group II Certificates

         On  each  distribution  date,  the  Available  Funds  with  respect  to  Loan  Group  II  will be distributed as follows:

         (A)      On each  distribution  date,  the Available  Funds for Loan Group II will be distributed to the Class II-A-1, Class II-A-2 and Class II-X-1 Certificates as follows:

                  first,  to the Class  II-A-1,  Class II-A-2 and Class II-X-1  Certificates,  the Accrued
         Certificate  Interest  on each such  class for such  distribution  date,  pro rata,  based on the
         Accrued  Certificate  Interest  owed to each  such  class;  provided,  that  Accrued  Certificate
         Interest  on the Class  II-A-1,  Class  II-A-2  and  Class  II-X-1  Certificates  is  subject  to reduction in the event of certain Net Interest  Shortfalls  allocable thereto, as described under
         "—Interest Distributions on the Group II Certificates" below in this prospectus supplement;

                  second,  to the Class II-A-1,  Class II-A-2 and Class II-X-1  Certificates,  any Accrued
         Certificate  Interest  thereon  remaining  undistributed  from previous  distribution  dates, pro rata, based on the undistributed  Accrued Certificate  Interest owed to each class, to the extent of remaining Available Funds for Loan Group II; and

                  third,  to  the  Class  II-A-1  Certificates  and  the  Class  II-A-2  Certificates,  in
         reduction  of  their  Certificate  Principal  Balances,   pro  rata,  based  on  each  respective
         Certificate  Principal  Balance,  the Senior Optimal  Principal Amount with respect to the Senior
         Certificates in Loan Group II for such  distribution  date, to the extent of remaining  Available
         Funds for Loan Group II, until each such Certificate Principal Balance has been reduced to zero.

          (B)     On each  distribution  date on or prior to the Group II Cross-Over Date, an amount equal to the sum of the  remaining  Available  Funds  for Loan  Group II after  the  distributions  set forth in paragraph (A) above,  will be distributed  sequentially in the following order:  first to the Class II-B-1
Certificates and Class II-BX-1  Certificates,  pro rata, second to the Class II-B-2 Certificates and Class
II-BX-2  Certificates,  pro rata, and then  sequentially to the Class II-B-3,  Class II-B-4,  Class II-B-5
and Class II-B-6  Certificates,  in that order, in each case up to an amount equal to and in the following order:  (a) the  Accrued  Certificate  Interest  thereon  for  such  distribution  date,  (b) any  Accrued
Certificate  Interest  thereon  remaining  undistributed  from  previous  distribution  dates and (c) such class's  Allocable Share, as applicable,  for such  distribution  date, in each case, to the extent of the remaining Available Funds for Loan Group II.

         On each  distribution  date,  any  Available  Funds for Loan Group II remaining  after payment of interest and  principal to the classes of  Certificates  entitled  thereto,  as described  above,  will be distributed  to the  Residual  Certificates;  provided,  that if on any  distribution  date  there are any
Available  Funds for Loan Group II  remaining  after  payment of interest  and  principal  to the Group II
Certificates  entitled  thereto,  such amounts will be distributed to the other classes of Group II Senior
Certificates,  pro rata, based upon their respective  Certificate  Principal  Balances or Notional Amount,
until all amounts due to all  classes of Group II Senior  Certificates  have been paid in full and then to any  Group  II  Subordinate  Certificates  (unless  otherwise  described  herein),  before  any  remaining
Available  Funds are  distributed in accordance  with this paragraph to the Residual  Certificates.  It is not anticipated that there will be any significant amounts remaining for such distribution.

         On each distribution  date, all amounts  representing  prepayment charges in respect of the group
II mortgage  loans received by the Trust during the related  Prepayment  Period will be withdrawn from the
Distribution  Account  and  shall  not be  available  for  distribution  to the  holders  of the  Group II
Certificates  (other than the Class II-XP  Certificates).  Prepayment  charges  received by the Trust with respect to the group II mortgage loans will be distributed  to the Class II-XP  Certificates  as set forth in the Agreement.

Distributions on the Group III Certificates

         On each  distribution  date,  the  Available  Funds  with  respect  to  Loan  Group  III  will be distributed as follows:

         (A)      On each  distribution  date, the Available  Funds for Loan Group III will be distributed to the Class III-A-1, Class III-A-2 and Class III-X-1 Certificates as follows:

                  first, to the Class III-A-1,  Class III-A-2 and Class III-X-1 Certificates,  the Accrued
         Certificate  Interest  on each such  class for such  distribution  date,  pro rata,  based on the
         Accrued  Certificate  Interest  owed to each  such  class;  provided,  that  Accrued  Certificate
         Interest  on the Class  III-A-1,  Class  III-A-2  and Class  III-X-1  Certificates  is subject to reduction in the event of certain Net Interest  Shortfalls  allocable thereto, as described under
         "—Interest Distributions on the Group III Certificates" below in this prospectus supplement;

                  second,  to the Class III-A-1  Certificates  and Class III-A-2  Certificates,  any Basis
         Risk Shortfall  Carry-forward  Amounts due to such Class III-A-1  Certificates  and Class III-A-2
         Certificates  (in  accordance  with  paragraph  (C)  below),  pro rata,  based on the Basis  Risk
         Shortfall  Carry-forward  Amounts  owed to each such  class,  to the  extent  such  amounts  were
         deducted  from  the  Accrued   Certificate   Interest  on  the  III-X-1   Certificates  for  such
         distribution date;

                  third, to the Class III-A-1,  Class III-A-2 and Class III-X-1 Certificates,  any Accrued
         Certificate  Interest  thereon  remaining  undistributed  from previous  distribution  dates, pro rata, based on the undistributed  Accrued Certificate  Interest owed to each class, to the extent of remaining Available Funds for Loan Group III; and

                  forth,  to the  Class  III-A-1  Certificates  and the  Class  III-A-2  Certificates,  in
         reduction  of  their  Certificate  Principal  Balances,   pro  rata,  based  on  each  respective
         Certificate  Principal  Balance,  the Senior Optimal  Principal Amount with respect to the Senior
         Certificates in Loan Group III for such distribution  date, to the extent of remaining  Available
         Funds for Loan Group III,  until each such  Certificate  Principal  Balance  has been  reduced to zero.

          (B)     On each  distribution  date on or prior to the  Group  III  Cross-Over  Date,  an amount equal to the sum of the remaining  Available  Funds for Loan Group III after the  distributions  set forth in paragraph (A) above,  will be  distributed  sequentially  to the Class III-B-1,  Class  III-B-2,  Class
III-B-3,  Class III-B-4,  Class III-B-5 and Class III-B-6 Certificates,  in that order, in each case up to an amount equal to and in the  following  order:  (a) the Accrued  Certificate  Interest  thereon for such distribution  date,  (b) any Basis Risk  Shortfall  Carry-forward  Amounts  due to such class of Group III
Offered  Subordinate  Certificates  (in accordance  with paragraph (C) below),  to the extent such amounts were  deducted  from  the  Accrued  Certificate  Interest  on the  Class  III-X-1  Certificates  for  such distribution  date, (c) any Accrued  Certificate  Interest thereon remaining  undistributed  from previous distribution  dates and (d) such class's Allocable Share, as applicable,  for such  distribution  date, in each case, to the extent of the remaining Available Funds for Loan Group III.

         (C)      On each distribution date, Basis Risk Shortfall  Carry-forward  Amounts, with respect to the Class III-A-1,  Class III-A-2,  Class III-B-1,  Class III-B-2 and Class III-B-3 Certificates,  will be paid from amounts that would  otherwise  be  allocable  to pay Accrued  Certificate  Interest on the Class
III-X-1 Certificates.

         In addition,  on each  distribution  date, any Available Funds for Loan Group III remaining after payment of interest and principal to the classes of Certificates  entitled  thereto,  as described  above, will be distributed to the Residual  Certificates;  provided,  that if on any distribution  date there are any  Available  Funds for Loan Group III  remaining  after  payment of interest and principal to the Group
III  Certificates  entitled  thereto,  such amounts will be  distributed to the other classes of Group III
Senior  Certificates,  pro rata, based upon their respective  Certificate  Principal  Balances or Notional
Amount,  until all amounts due to all classes of Group III Senior  Certificates have been paid in full and then to any Group III Subordinate  Certificates (unless otherwise described herein),  before any remaining
Available  Funds are  distributed in accordance  with this paragraph to the Residual  Certificates.  It is not anticipated that there will be any significant amounts remaining for such distribution.

         All amounts  representing  prepayment  charges in respect of the group III mortgage loans will be retained by the related  servicer and will not be received by the Trust nor  available  for  distributions to the holders of the Group III Certificates.

Interest Distributions on the Group II Certificates

         Holders of each  class of Group II Senior  Certificates  will be  entitled  to  receive  interest distributions in an amount equal to the Accrued  Certificate  Interest on that class on each  distribution date, to the extent of the Available Funds for that distribution date.

         Holders  of  the  Group  II  Subordinate  Certificates  will  be  entitled  to  receive  interest distributions in an amount equal to the Accrued  Certificate  Interest on that class on each  distribution date,  to the extent of the Available  Funds  remaining in Loan Group II on that  distribution  date after distributions  of  interest  and  principal  to the  Group II Senior  Certificates  and  distributions  of interest  and  principal  to any  class of  Group  II  Subordinate  Certificates  having a higher  payment priority.

         As described in the definition of "Accrued  Certificate  Interest," Accrued Certificate  Interest
on each class of  certificates  is subject to  reduction  in the event of  specified  interest  shortfalls allocable thereto.

         When a  Principal  Prepayment  in full is made on a group II  mortgage  loan,  the  mortgagor  is charged  interest  only for the period from the Due Date of the preceding  monthly  payment up to the date of the Principal  Prepayment,  instead of for a full month. When a partial Principal Prepayment is made on a group II mortgage  loan,  the mortgagor is not charged  interest on the amount of the prepayment for the month in which the prepayment is made.  Interest shortfalls  resulting from Principal  Prepayments in full or in part are referred to herein as "Prepayment Interest Shortfalls".

         Any Prepayment  Interest  Shortfalls  resulting  from  prepayments in full or prepayments in part made  during  the  preceding  calendar  month  that  are  being  distributed  to the  holders  of Group II
Certificates  on that  distribution  date will be offset by the related  Servicer,  but only to the extent that those Prepayment  Interest  Shortfalls do not exceed the aggregate of the Servicing Fees on the group
II mortgage  loans  serviced  by such  Servicer  for the  applicable  distribution  date.  Any  Prepayment
Interest  Shortfalls  required to be funded but not funded by the related Servicer are required to be paid by the Master  Servicer,  but only to the extent  that such amount  does not exceed the  aggregate  Master
Servicer  compensation  for the  applicable  distribution  date. No assurance can be given that the Master
Servicing  compensation  available to cover Prepayment  Interest  Shortfalls will be sufficient  therefor.
Any Prepayment  Interest  Shortfalls  which are not covered by the related Servicer or the Master Servicer on any  distribution  date will not be  reimbursed  on any future  distribution  date.  See  "Pooling  and
Servicing  Agreement—Servicing  and  Other  Compensation  and  Payment  of  Expenses"  in this  prospectus supplement.

         Accrued  Certificate  Interest may be further reduced on each distribution date by application of the  Relief  Act or  similar  state  laws.  The  Relief  Act and  similar  state  laws  limit,  in certain circumstances,  the interest  rate  required to be paid by a mortgagor  in the military  service to 6% per annum.  Neither the related  Servicer nor the Master  Servicer are obligated to fund  interest  shortfalls resulting from the Relief Act or similar state laws.

         Prepayment Interest  Shortfalls,  to the extent not covered by the related Servicer or the Master
Servicer from servicing  compensation,  together with interest  shortfalls  due to the  application of the
Relief Act or similar state laws, are collectively referred to herein as "Net Interest Shortfalls".

         Realized  Losses on the group II  mortgage  loans will  further  reduce the  Accrued  Certificate
Interest payable to the Group II Certificates on a distribution  date;  provided,  however,  that prior to the date on which the aggregate  Certificate  Principal Balances of the Group II Subordinate  Certificates
have been reduced to zero, the interest  portion of Realized Losses will be allocated  sequentially to the
Group II Subordinate  Certificates,  beginning with the class of Group II  Subordinate  Certificates  with the lowest payment priority,  and will not reduce the Accrued Certificate  Interest on the Group II Senior
Certificates.  Once the aggregate Certificate Principal Balances of the Group II Subordinate  Certificates
have been  reduced to zero the  interest  portion of  Realized  Losses will be  allocated  to the Group II
Senior Certificates related to the mortgage loans on which such Realized Losses occurred.

         If on any  distribution  date the Available  Funds is less than Accrued  Certificate  Interest on the  Group II  Senior  Certificates  for that  distribution  date,  prior to  reduction  for Net  Interest
Shortfalls and the interest  portion of Realized Losses on the related  mortgage loans, the shortfall will be  allocated  among the  holders  of each  class of Group II Senior  Certificates  in  proportion  to the respective  amounts  of  Accrued  Certificate  Interest  for that  distribution  date that would have been allocated  thereto  in the  absence  of such Net  Interest  Shortfalls  and/or  Realized  Losses  for such distribution  date. In addition,  the amount of any such interest  shortfalls with respect to the group II mortgage loans will constitute  unpaid Accrued  Certificate  Interest and will be distributable to holders of the Group II Senior  Certificates  on  subsequent  distribution  dates,  to the extent of the Available
Funds for Loan Group II remaining  after current  interest  distributions  as described in this prospectus supplement. Any such amounts so carried forward will not bear interest. Any interest shortfalls will not be offset by a reduction in the servicing  compensation  of the Servicers or otherwise,  except to the limited  extent  described  in  the  fourth  preceding  paragraph  with  respect  to  Prepayment  Interest
Shortfalls.

         The  Pass-Through  Rates  applicable to the calculation of the Accrued  Certificate  Interest for the Group II Certificates are as follows:

                  o   On or prior to the  distribution  date in October 2011, the Class II-A  Certificates will bear  interest at a variable  pass-through  rate equal to the weighted  average of the net rates of the group II  mortgage  loans  minus  approximately  1.046%  per annum.  After the  distribution  date in October 2011,  the Class II-A  Certificates will bear  interest at a variable  pass-through  rate equal to the weighted  average of the net rates of the group II mortgage loans.

                  o   On  or  prior  to  the   distribution   date  in  October  2011,  the  Class  II-X-1
                      Certificates   will  bear   interest   at  a  fixed   pass-through   rate  equal  to
                      approximately  1.046% per annum based on a notional  amount  equal to the  aggregate certificate  principal  balance  of the  Class  II-A-1  Certificates  and the  Class
                      II-A-2  Certificates.  After  the  distribution  date in  October  2011,  the  Class
                      II-X-1  Certificates  will not bear any interest and the  pass-through  rate will be equal to 0.00% per annum thereon.

                  o   On or prior to the  distribution  date in  October  2011,  each of the Class  II-B-1
                      Certificates  and the Class  II-B-2  Certificates  will bear  interest at a variable pass-through  rate  equal to the  weighted  average of the net rates of the group II mortgage  loans  minus  approximately  0.672% and  0.312%  per annum,  respectively.
                      After the distribution  date in October 2011, each of the Class II-B-1  Certificates and the Class  II-B-2  Certificates  will bear  interest at a variable  pass-through rate equal to the weighted average of the net rates of the group II mortgage loans.

                  o   On  or  prior  to  the  distribution   date  in  October  2011,  the  Class  II-BX-1
                      Certificates  and the  Class  II-BX-2  Certificate  will  bear  interest  at a fixed
                      pass-through   rate   equal  to   approximately   0.672%   and   0.312%  per  annum,
                      respectively,  per  annum  based  on a  notional  amount  equal  to the  certificate
                      principal   balance  of  the  Class  II-B-1   Certificates   and  the  Class  II-B-2
                      Certificates,  respectively.  After  the  distribution  date in  October  2011,  the
                      Class  II-BX-1  Certificates  and the Class II-BX-2  Certificates  will not bear any interest and the pass-through rate will be equal to 0.00% per annum thereon.

                  o   The Class II-B-3,  Class  II-B-4,  Class II-B-5 and Class II-B-6  Certificates  will each bear  interest at a variable  pass-through  rate equal to the weighted  average net rate of the mortgage loans in loan group II.

         As described in this prospectus  supplement,  the Accrued Certificate  Interest allocable to each class of Certificates is based on the  Certificate  Principal  Balance or Notional Amount of that class of
Certificates.  All  distributions of interest on the Group II Certificates will be based on a 360-day year consisting of twelve 30-day months.

Interest Distributions on the Group III Certificates

         Holders of each class of Group III  Senior  Certificates  will be  entitled  to receive  interest distributions in an amount equal to the Accrued  Certificate  Interest on that class on each  distribution date, to the extent of the Available Funds for that distribution date.

         Holders  of the  Group  III  Subordinate  Certificates  will  be  entitled  to  receive  interest distributions in an amount equal to the Accrued  Certificate  Interest on that class on each  distribution date, to the extent of the Available  Funds  remaining in Loan Group III on that  distribution  date after distributions  of  interest  and  principal  to the Group III Senior  Certificates  and  distributions  of interest  and  principal  to any  class of Group  III  Subordinate  Certificates  having a higher  payment priority.

         As described in the definition of "Accrued  Certificate  Interest," Accrued Certificate  Interest
on each class of  certificates  is subject to  reduction  in the event of  specified  interest  shortfalls allocable thereto.

         When a Principal  Prepayment  in full is made on a group III  mortgage  loan,  the  mortgagor  is charged  interest  only for the period from the Due Date of the preceding  monthly  payment up to the date of the Principal  Prepayment,  instead of for a full month. When a partial Principal Prepayment is made on a group III mortgage loan,  the mortgagor is not charged  interest on the amount of the prepayment for the month in which the prepayment is made.  Interest shortfalls  resulting from Principal  Prepayments in full or in part are referred to herein as "Prepayment Interest Shortfalls".

         Any Prepayment  Interest  Shortfalls  resulting  from  prepayments in full or prepayments in part made  during  the  preceding  calendar  month  that are  being  distributed  to the  holders  of Group III
Certificates  on that  distribution  date will be offset by the related  Servicer,  but only to the extent that those Prepayment  Interest  Shortfalls do not exceed the aggregate of the Servicing Fees on the group
III mortgage  loans  serviced by such  Servicer  for the  applicable  distribution  date.  Any  Prepayment
Interest  Shortfalls  required to be funded but not funded by the related Servicer are required to be paid by the Master  Servicer,  but only to the extent  that such amount  does not exceed the  aggregate  Master
Servicer  compensation  for the  applicable  distribution  date. No assurance can be given that the Master
Servicing  compensation  available to cover Prepayment  Interest  Shortfalls will be sufficient  therefor.
Any Prepayment  Interest  Shortfalls  which are not covered by the related Servicer or the Master Servicer on any  distribution  date will not be  reimbursed  on any future  distribution  date.  See  "Pooling  and
Servicing  Agreement—Servicing  and  Other  Compensation  and  Payment  of  Expenses"  in this  prospectus supplement.

         Accrued  Certificate  Interest may be further reduced on each distribution date by application of the  Relief  Act or  similar  state  laws.  The  Relief  Act and  similar  state  laws  limit,  in certain circumstances,  the interest  rate  required to be paid by a mortgagor  in the military  service to 6% per annum.  Neither the related  Servicer nor the Master  Servicer are obligated to fund  interest  shortfalls resulting from the Relief Act or similar state laws.

         Prepayment Interest  Shortfalls,  to the extent not covered by the related Servicer or the Master
Servicer from servicing  compensation,  together with interest  shortfalls  due to the  application of the
Relief Act or similar state laws, are collectively referred to herein as "Net Interest Shortfalls".

         Realized  Losses on the group III  mortgage  loans will  further  reduce the Accrued  Certificate
Interest payable to the Group III Certificates on a distribution date;  provided,  however,  that prior to the date on which the aggregate Certificate  Principal Balances of the Group III Subordinate  Certificates
have been reduced to zero, the interest  portion of Realized Losses will be allocated  sequentially to the
Group III Subordinate  Certificates,  beginning with the class of Group III Subordinate  Certificates with the lowest  payment  priority,  and will not  reduce the  Accrued  Certificate  Interest  on the Group III
Senior  Certificates.  Once the  aggregate  Certificate  Principal  Balances of the Group III  Subordinate
Certificates  have been reduced to zero the interest  portion of Realized  Losses will be allocated to the
Group III Senior Certificates related to the mortgage loans on which such Realized Losses occurred.

         If on any  distribution  date the Available  Funds is less than Accrued  Certificate  Interest on the Group III  Senior  Certificates  for that  distribution  date,  prior to  reduction  for Net  Interest
Shortfalls and the interest  portion of Realized Losses on the related  mortgage loans, the shortfall will be  allocated  among the  holders of each  class of Group III Senior  Certificates  in  proportion  to the respective  amounts  of  Accrued  Certificate  Interest  for that  distribution  date that would have been allocated  thereto  in the  absence  of such Net  Interest  Shortfalls  and/or  Realized  Losses  for such distribution date. In addition,  the amount of any such interest  shortfalls with respect to the group III mortgage loans will constitute  unpaid Accrued  Certificate  Interest and will be distributable to holders of the Group III Senior  Certificates  on subsequent  distribution  dates,  to the extent of the Available
Funds for Loan Group III remaining after current  interest  distributions  as described in this prospectus supplement.  Any such amounts so carried forward will not bear interest.  Any interest shortfalls will not be offset by a reduction  in the  servicing  compensation  of the  Servicers or  otherwise,  except to the limited  extent  described  in  the  fourth  preceding  paragraph  with  respect  to  Prepayment  Interest
Shortfalls.

         In addition,  Accrued  Certificate  Interest on the Class III-X-1  Certificates may be reduced on any  distribution  date by the amount of any Basis Risk Shortfall  Carry-forward  Amounts due to the Class
III-A-1, Class III-A-2, Class III-B-1, Class III-B-2 and Class III-B-3 Certificates

         The  Pass-Through  Rates  applicable to the calculation of the Accrued  Certificate  Interest for the Group III Certificates are as follows:

                  o   The Class  III-A-1,  Class III-A-2,  Class III-B-1,  Class III-B-2 and Class III-B-3
                      Certificates  will bear interest at a variable  pass-through rate equal to the least of (i)  one-month  LIBOR plus the  related  Margin,  (ii) 10.50% per annum and (iii)
                      the related Net Rate Cap.

                  o   The Class III-X-1  Certificates  will bear interest at a variable  pass-through rate equal to the  greater  of (i) zero and (ii) the excess of (a) the  related  Net Rate
                      Cap over (b) the weighted  average  pass-through  rates of the Class III-A-1,  Class
                      III-A-2,  Class  III-B-1,  Class III-B-2 and Class III-B-3  Certificates  as of each distribution date,  weighted in proportion to the applicable  certificate  principal balance of each such class as of such distribution date.

                  o   The Class III-B-4,  Class III-B-5 and Class III-B-6  Certificates will bear interest at a  variable  pass-through  rate  equal to the  weighted  average  net rate of the group III mortgage loans.

         As described in this prospectus  supplement,  the Accrued Certificate  Interest allocable to each class of Certificates is based on the  Certificate  Principal  Balance or Notional Amount of that class of
Certificates.  Distributions  of  interest  on the Group III  Offered  Certificates  (other than the Class
III-X-1 Certificates) will be calculated on the basis of a 360-day year and the actual number of days elapsed  during the related  Interest  Accrual  Period.  Distributions  of  interest on the Class  III-X-1
Certificates  and the Group  III  Non-Offered  Subordinate  Certificates  will be based on a 360-day  year consisting of twelve 30-day months.

Principal Distributions on the Group II Senior Certificates

         Distributions in reduction of the Certificate  Principal  Balance of the Class II-A  Certificates
will  be  made  on  each  distribution  date  pursuant  to  priority  third  above  of  clause  (A)  under
"—Distributions  on the Group II  Certificates."  In accordance  with such priority  third,  the Available
Funds for Loan Group II remaining after the  distribution of interest on the Class II-A  Certificates  and
Class II-X-1  Certificates  will be allocated to such  Certificates  in an aggregate  amount not to exceed the related Senior Optimal Principal Amount for such distribution date.

         The  definition  of Group II Senior  Optimal  Principal  Amount  allocates  the entire  amount of prepayments  and certain other  unscheduled  recoveries of principal with respect to the group II mortgage loans based on the Group II Senior  Prepayment  Percentage,  rather  than the Group II Senior  Percentage, which is the  allocation  concept  used for  scheduled  payments of  principal.  While the Group II Senior
Percentage  allocates  scheduled  payments  of  principal  to the  Group II  Senior  Certificates  and the percentage  interest of such Loan Group  evidenced by the Group II Subordinate  Certificates on a pro rata basis, the Group II Senior Prepayment  Percentage allocates 100% of the unscheduled  principal collections to the  Group II  Senior  Certificates  on each  distribution  date for the first  seven  years  after the
Closing Date with a reduced but still  disproportionate  percentage of unscheduled  principal  collections being  allocated  to the Group II Senior  Certificates  over an  additional  four year period  (subject to certain  subordination  levels being attained and certain loss and delinquency test being met);  provided, however,  that if on any  distribution  date the current  Group II  Subordinate  Percentage is equal to or greater  than two times the initial  Group II  Subordinate  Percentage  and certain  loss and  delinquency tests  described  in the  definition  of Group II  Senior  Prepayment  Percentage  are met,  the  Group II
Subordinate  Certificates  will receive,  on or prior to the distribution date occurring in December 2009,
50% (and after the distribution  date occurring in December 2009,  100%) of the Subordinate  Percentage of
prepayments on the group II mortgage loans during the related Prepayment Period;  provided,  further, that if on any distribution  date the Senior  Percentage  exceeds the Senior Percentage as of the Cut-off Date, then all  prepayments  received on the group II mortgage loans during the related  Prepayment  Period will be  allocated  to the  Group II  Senior  Certificates.  The  disproportionate  allocation  of  unscheduled principal  collections  will  have the  effect of  accelerating  the  amortization  of the Group II Senior
Certificates  while, in the absence of Realized Losses,  increasing the respective  percentage interest in the principal  balance of the group II mortgage loans evidenced by the Group II Subordinate  Certificates.
Increasing the respective  percentage interest in the Group II Subordinate  Certificates  relative to that of the Group II Senior  Certificates  is  intended  to  preserve  the  availability  of the  subordination provided by the Group II Subordinate Certificates.

         The  initial  Senior  Percentage  for the  Group II  Senior  Certificates  will be  approximately
92.50%.  For purposes of all principal  distributions  described  above and for  calculating  the Group II
Senior Optimal  Principal Amount,  Group II Senior  Percentage and Group II Senior Prepayment  Percentage,
the applicable  Certificate  Principal  Balance for any distribution  date shall be determined  before the allocation  of losses on the group II mortgage  loans to be made on such  distribution  date as  described under "—Allocation of Losses; Subordination" below.

Principal Distributions on the Group III Senior Certificates

         Distributions in reduction of the Certificate  Principal Balance of the Class III-A  Certificates
will  be  made  on  each  distribution  date  pursuant  to  priority  third  above  of  clause  (A)  under
"—Distributions  on the Group III  Certificates."  In accordance with such priority  third,  the Available
Funds for Loan Group III  remaining  after the  distribution  of interest on the Class III-A  Certificates and Class  III-X-1  Certificates  will be allocated  to such  Certificates  in an aggregate  amount not to exceed the related Senior Optimal Principal Amount for such distribution date.

         The  definition  of Group III Senior  Optimal  Principal  Amount  allocates  the entire amount of prepayments and certain other  unscheduled  recoveries of principal with respect to the group III mortgage loans based on the Group III Senior Prepayment  Percentage,  rather than the Group III Senior  Percentage, which is the  allocation  concept used for  scheduled  payments of  principal.  While the Group III Senior
Percentage  allocates  scheduled  payments  of  principal  to the Group III  Senior  Certificates  and the percentage  interest of such Loan Group evidenced by the Group III Subordinate  Certificates on a pro rata
basis,  the  Group  III  Senior  Prepayment   Percentage  allocates  100%  of  the  unscheduled  principal collections  to the Group III Senior  Certificates  on each  distribution  date for the first  seven years after the Closing  Date with a reduced but still  disproportionate  percentage  of  unscheduled  principal collections  being  allocated to the Group III Senior  Certificates  over an  additional  four year period
(subject to certain  subordination  levels  being  attained and certain  loss and  delinquency  test being met);  provided,  however,  that if on any distribution date the current Group III Subordinate  Percentage is equal to or greater than two times the initial Group III  Subordinate  Percentage  and certain loss and delinquency  tests  described in the  definition of Group III Senior  Prepayment  Percentage  are met, the
Group III  Subordinate  Certificates  will  receive,  on or prior to the  distribution  date  occurring in
December 2009, 50% (and after the  distribution  date occurring in December 2009, 100%) of the Subordinate
Percentage  of  prepayments  on the group  III  mortgage  loans  during  the  related  Prepayment  Period;
provided,  further,  that if on any distribution date the Senior Percentage  exceeds the Senior Percentage as of the Cut-off Date, then all  prepayments  received on the group III mortgage loans during the related
Prepayment  Period  will  be  allocated  to  the  Group  III  Senior  Certificates.  The  disproportionate allocation of unscheduled  principal  collections will have the effect of accelerating the amortization of the Group III Senior  Certificates  while,  in the absence of Realized  Losses,  increasing the respective percentage  interest in the principal  balance of the group III mortgage loans  evidenced by the Group III
Subordinate  Certificates.  Increasing the  respective  percentage  interest in the Group III  Subordinate
Certificates  relative  to that  of the  Group  III  Senior  Certificates  is  intended  to  preserve  the availability of the subordination provided by the Group III Subordinate Certificates.

         The  initial  Senior  Percentage  for the Group III  Senior  Certificates  will be  approximately
95.00%.  For purposes of all principal  distributions  described  above and for  calculating the Group III
Senior Optimal Principal Amount,  Group III Senior Percentage and Group III Senior Prepayment  Percentage,
the applicable  Certificate  Principal  Balance for any distribution  date shall be determined  before the allocation  of losses on the group III mortgage  loans to be made on such  distribution  date as described under "—Allocation of Losses; Subordination" below.

Principal Distributions on the Group II Subordinate Certificates and Group III Subordinate Certificates

         All unscheduled  principal  collections on the mortgage loans not otherwise  distributable to the
Group  II  Senior  Certificates  will be  allocated  on a pro  rata  basis  among  the  class  of Group II
Subordinate  Certificates (other than the Class II-BX-1  Certificates and the Class II-BX-2  Certificates)
with the  highest  payment  priority  then  outstanding  and  each  other  class  of Group II  Subordinate
Certificates  for which  certain loss levels  established  for such class in the  Agreement  have not been exceeded.  The related loss level on any  distribution  date would be  satisfied  as to any Class  II-B-1,
Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates,  respectively,  only if the sum of the current  percentage  interests  in the group II mortgage  loans  evidenced by such class and each class,  if any,  subordinate  thereto  were at least  equal to the sum of the initial  percentage interests  in the group II mortgage  loans  evidenced  by such class and each class,  if any,  subordinate thereto.

         As described above under "—Principal  Distributions on the Group II Senior  Certificates," unless the amount of  subordination  provided  to the Group II Senior  Certificates  by the Group II  Subordinate
Certificates  is twice the amount as of the Cut-off  Date,  and  certain  loss and  delinquency  tests are satisfied,  on each  distribution  date during the first seven  years after the Closing  Date,  the entire amount of any  prepayments  and certain  other  unscheduled  recoveries  of principal  with respect to the group II mortgage  loans will be allocated to the Group II Senior  Certificates,  with such  allocation to be subject to further  reduction  over an  additional  four year period  thereafter,  as described in this prospectus supplement.

         All unscheduled  principal  collections on the mortgage loans not otherwise  distributable to the
Group  III  Senior  Certificates  will be  allocated  on a pro rata  basis  among  the  class of Group III
Subordinate  Certificates  with the highest  payment  priority  then  outstanding  and each other class of
Group III  Subordinate  Certificates  for which  certain  loss  levels  established  for such class in the
Agreement have not been exceeded.  The related loss level on any  distribution  date would be satisfied as to any Class  III-B-1,  Class  III-B-2,  Class  III-B-3,  Class  III-B-4,  Class III-B-5 and Class III-B-6
Certificates,  respectively,  only  if the  sum of the  current  percentage  interests  in the  group  III mortgage loans  evidenced by such class and each class,  if any,  subordinate  thereto were at least equal to the sum of the initial  percentage  interests in the group III mortgage  loans  evidenced by such class and each class, if any, subordinate thereto.

         As  described  above  under  "—Principal  Distributions  on the Group III  Senior  Certificates,"
unless  the  amount  of  subordination  provided  to the Group III  Senior  Certificates  by the Group III
Subordinate  Certificates  is twice the amount as of the Cut-off  Date,  and certain loss and  delinquency tests are satisfied,  on each  distribution  date during the first seven years after the Closing Date, the entire amount of any  prepayments  and certain other  unscheduled  recoveries of principal with respect to the  group  III  mortgage  loans  will be  allocated  to the  Group  III  Senior  Certificates,  with such allocation  to be subject  to  further  reduction  over an  additional  four year  period  thereafter,  as described in this prospectus supplement.

         The initial  Subordinate  Percentage for Loan Group II will be  approximately  7.50%. The initial
Subordinate Percentage for Loan Group III will be approximately 5.00%.

         For purposes of all principal  distributions  described  above and for calculating the applicable
Subordinate Optimal Principal Amount,  Subordinate  Percentage and Subordinate  Prepayment  Percentage for
each Loan  Group,  the  applicable  Certificate  Principal  Balance  for any  distribution  date  shall be determined  before the allocation of losses on the related  mortgage loans in the mortgage pool to be made on such  distribution  date as described under  "—Allocation of Losses;  Subordination" in this prospectus supplement.

Monthly Advances

         If the  scheduled  payment on a mortgage  loan which was due on a related Due Date is  delinquent other than as a result of  application  of the Relief Act or similar state law, the related  Servicer will be required to remit to the Securities  Administrator  on the date  specified in the applicable  Servicing
Agreement an amount equal to such  delinquency,  net of the Servicing Fee except to the extent the related
Servicer  determines any such advance to be nonrecoverable from Liquidation  Proceeds,  Insurance Proceeds or from future  payments on the mortgage loan for which such advance was made.  Subject to the  foregoing, such advances will be made by the Servicers or subservicers,  if applicable,  through final disposition or liquidation  of the  related  mortgaged  property,  or until  such  time as  specified  in the  applicable
Servicing  Agreement.  Failure by the related Servicer to remit any required  advance,  which failure goes unremedied for the number of days  specified in the applicable  Servicing  Agreement,  will  constitute an event of default  under such  Servicing  Agreement.  Such event of default  shall then obligate the Master
Servicer as successor servicer (or the Trustee,  in the case that Wells Fargo is the defaulting  Servicer)
to advance such amounts to the Distribution  Account to the extent provided in the Agreement.  Any failure of the Master  Servicer to make such  advances  would  constitute  an Event of Default as discussed  under
"The  Agreements—Events  of Default and Rights Upon Event of Default" in the prospectus.  The Trustee,  as successor  servicer or master  servicer,  as  applicable,  will be required to make an advance which Wells
Fargo,  as Servicer,  or the Master  Servicer was required to make but failed to do so, as provided in the
Agreement.

         All Monthly  Advances  will be  reimbursable  to the party making such Monthly  Advance from late collections,  Insurance  Proceeds  and  Liquidation  Proceeds  from  the  mortgage  loan as to  which  the unreimbursed  Monthly Advance was made. In addition,  any Monthly  Advances  previously made in respect of any  mortgage  loan  that are  deemed by the  related  Servicer,  subservicer  or  Master  Servicer  to be nonrecoverable  from  related  late  collections,  Insurance  Proceeds  or  Liquidation  Proceeds  may  be
reimbursed to such party out of any funds in the  Distribution  Account prior to the  distributions on the
Certificates.

Allocation of Realized Losses; Subordination

General

         Subordination  provides  the  holders  of  Certificates  having a higher  payment  priority  with protection  against  Realized Losses on the related  mortgage  loans. In general,  this loss protection is accomplished  by allocating  any Realized  Losses among the related  Subordinate  Certificates,  beginning with the  Subordinate  Certificates  with the lowest  payment  priority  until the  Certificate  Principal
Balance of that class of  Subordinate  Certificates  has been reduced to zero.  In the case of the Group I
Certificates  only,  only those  Realized  Losses in excess of  available  Excess  Spread and the  current
Overcollateralization Amount will be allocated to the Group I Subordinate Certificates.

         With  respect to any  defaulted  mortgage  loan that is finally  liquidated  through  foreclosure sale,  disposition of the related mortgaged  property if acquired on behalf of the  certificateholders  by deed-in-lieu of foreclosure or otherwise,  the amount of loss realized,  if any, will equal the portion of the unpaid principal  balance  remaining,  if any, plus interest thereon through the last day of the month in which such mortgage loan was finally  liquidated,  after  application of all amounts  recovered (net of amounts  reimbursable  to the related  Servicer or Master Servicer for Monthly  Advances,  Servicing Fees,
servicing  advances and certain other amounts  specified in the applicable  Servicing  Agreement)  towards interest and principal  owing on the mortgage  loan.  The amount of such loss realized on a mortgage loan, together with the amount of any  Bankruptcy  Loss (if any) in respect of a mortgage loan is referred to in this prospectus supplement as a Realized Loss.

         There are two types of  Bankruptcy  Losses that can occur with  respect to a mortgage  loan.  The first type of  Bankruptcy  Loss,  referred to in this  prospectus  supplement  as a  Deficient  Valuation, results if a court,  in connection with a personal  bankruptcy of a mortgagor,  establishes the value of a mortgaged  property at an amount less than the unpaid  principal  balance of the mortgage  loan secured by such  mortgaged  property.  In such a case,  the holder of such  mortgage  loan would  become an unsecured creditor to the extent of the difference  between the unpaid  principal  balance of such mortgage loan and such  reduced  unsecured  debt.  The  second  type of  Bankruptcy  Loss,  referred  to in this  prospectus supplement as a Debt Service  Reduction,  results from a court reducing the amount of the monthly  payment on the related mortgage loan, in connection with the personal bankruptcy of a mortgagor.

         The  principal  portion of Debt  Service  Reductions  will not be  allocated  in reduction of the
Certificate  Principal  Balance  of any class of  Certificates.  As a result of the  subordination  of the
Subordinate  Certificates in right of distribution of available funds to the related Senior  Certificates, any Debt Service  Reductions  relating to mortgage loans in the related Loan Group will generally be borne by the Subordinate  Certificates  in such Loan Group (to the extent then  outstanding) in inverse order of priority.  However,  in the case of the Group II  Certificates,  after the Group II Cross-Over  Date,  the amounts  distributable  under clause (1) of the  definition of Senior  Optimal  Principal  Amount for Loan
Group II will be  reduced  by the  amount  of any  Debt  Service  Reductions  applicable  to the  group II mortgage loans,  and in the case of the Group III  Certificates,  after the Group III Cross-Over Date, the amounts  distributable  under clause (1) of the  definition of Senior  Optimal  Principal  Amount for Loan
Group  III will be  reduced  by the  amount  of any Debt  Service  Reductions  available  to the group III mortgage  loans.  Regardless  of when they  occur,  Debt  Service  Reductions  may  reduce  the  amount of available  funds for a Loan Group that would  otherwise be available for  distribution  on a  distribution date.

         In the event that the related  Servicer,  the Master  Servicer or any  sub-servicer  recovers any amount in respect of a Liquidated  Mortgage  Loan with respect to which a Realized  Loss has been incurred after  liquidation  and  disposition  of such mortgage  loan,  any such amount when received by the Trust, which is referred to in this prospectus  supplement as a Subsequent Recovery,  will be distributed as part
of  available   funds  in  accordance   with  the  priorities   described   under   "Description   of  the
Certificates-Distributions  on the Group I Certificates,"  "Distributions on the Certificates on the Group
II  Certificates"  and  "Distributions  on the  Certificates  on  the  Group  III  Certificates"  in  this prospectus  supplement.  Additionally,  the  Certificate  Principal  Balance of each class of  Subordinate
Certificates  that has been  reduced by the  allocation  of a Realized  Loss to such  Certificate  will be increased,  in order of seniority,  by the amount of such  Subsequent  Recovery,  but not in excess of the amount of any Realized  Losses  previously  allocated  to such class of  Certificates  and not  previously offset by  Subsequent  Recoveries.  Holders of such  Certificates  will not be  entitled to any payment in respect of  interest  on the  amount of such  increases  for an  Interest  Accrual  Period  preceding  the distribution date on which such increase occurs.

         Any  allocation  of a  principal  portion of a  Realized  Loss to a  Certificate  will be made by reducing the  Certificate  Principal  Balance  thereof by the amount so  allocated as of the  distribution date in the month following the calendar month in which such Realized Loss was incurred.

         An allocation  of a Realized  Loss on a pro rata basis among two or more classes of  Certificates means an allocation to each such class of  Certificates on the basis of its then  outstanding  Certificate
Principal Balance prior to giving effect to distributions to be made on such distribution date.

Allocation of Realized Losses on the Group I Certificates

         The Applied  Realized  Loss Amount for the group I mortgage  loans,  to the extent not covered by
Excess Spread and the  Overcollateralization  Amount,  shall be allocated first to the Class I-B-3,  Class
I-B-2, Class I-B-1, Class I-M-2 and Class I-M-1  Certificates,  in that order (so long as their respective
Certificate  Principal  Balances  have not been  reduced to zero) and  thereafter  Realized  Losses on the group I mortgage  loans will be allocated,  first to the Class I-A-2  Certificates  until the  Certificate
Principal  Balance  thereof has been reduced to zero, and then to the Class I-A-1  Certificates  until the
Certificate  Principal  Balance  thereof has been reduced to zero.  Such  subordination  will increase the likelihood  of timely  receipt by the holders of the Group I  Certificates  with higher  relative  payment priority of the maximum amount to which they are entitled on any  distribution  date and will provide such holders  protection  against  losses  resulting  from  defaults  on group I  mortgage  loans to the extent described  in  this  prospectus  supplement.  The  Depositor  will  allocate  a loss to a  certificate  by reducing its principal amount by the amount of the loss.

Allocation of Realized Losses on the Group II Certificates

         The  principal  portion of Realized  Losses on the group II mortgage  loans will be  allocated on any distribution  date as follows:  first, to the Class II-B-6  Certificates;  second, to the Class II-B-5
Certificates;  third, to the Class II-B-4 Certificates;  fourth, to the Class II-B-3 Certificates;  fifth, to the Class II-B-2  Certificates;  and sixth,  to the Class II-B-1  Certificates;  in each case until the
Certificate  Principal Balance of such class has been reduced to zero.  Thereafter,  the principal portion of Realized  Losses on the group II  mortgage  loans will be  allocated  on any  distribution  date to the
Group II Senior  Certificates  (other than the related group II interest only certificates)  first, to the
Class II-A-2  Certificates  until the Certificate  Principal Balance thereof has been reduced to zero, and then to the Class II-A-1  Certificates  until the Certificate  Principal  Balance thereof has been reduced to zero.

         No reduction of the  Certificate  Principal  Balance on a  distribution  date of any class of (i)
Group II Subordinate  Certificates  will be made on any distribution date on account of Realized Losses on the group II mortgage  loans to the extent  that such  allocation  would  result in the  reduction  of the aggregate  Certificate  Principal  Balances of all Group II  Certificates  as of such  distribution  date, after  giving  effect  to all  distributions  and prior  allocations  of  Realized  Losses on the group II mortgage loans on such date, to an amount less than the aggregate Stated  Principal  Balance of all of the group II  mortgage  loans as of the  first day of the month of such  distribution  date and (ii)  Group II
Senior  Certificates  shall be made on any  distribution  date on account of Realized Losses to the extent that such  reduction  would have the  effect of  reducing  the  Certificate  Principal  Balance as of such distribution  date to an amount less than the Stated Principal  Balances of the group II mortgage loans as of the related Due Date.  The  limitation  described  in clauses (i) and (ii) is referred to herein as the
Loss Allocation Limitation with respect to Loan Group II.

Allocation of Realized Losses on the Group III Certificates

         The  principal  portion of Realized  Losses on the group III mortgage  loans will be allocated on any distribution date as follows:  first, to the Class III-B-6 Certificates;  second, to the Class III-B-5
Certificates;  third,  to the Class  III-B-4  Certificates;  fourth,  to the Class  III-B-3  Certificates;
fifth,  to the Class III-B-2  Certificates;  and sixth,  to the Class III-B-1  Certificates;  in each case until  the  Certificate  Principal  Balance  of such  class  has been  reduced  to zero.  Thereafter,  the principal  portion  of  Realized  Losses  on the  group  III  mortgage  loans  will  be  allocated  on any distribution  date to the  Group  III  Senior  Certificates  (other  than  the  group  III  interest  only certificates)  first, to the Class III-A-2  Certificates  until the Certificate  Principal Balance thereof has been reduced to zero,  and then to the Class  III-A-1  Certificates  until the  Certificate  Principal
Balance thereof has been reduced to zero.

         No reduction of the  Certificate  Principal  Balance on a  distribution  date of any class of (i)
Group III Subordinate  Certificates  will be made on any  distribution  date on account of Realized Losses on the group III mortgage  loans to the extent that such  allocation  would result in the reduction of the aggregate  Certificate  Principal  Balances of all Group III  Certificates as of such  distribution  date, after  giving  effect to all  distributions  and prior  allocations  of  Realized  Losses on the group III mortgage loans on such date, to an amount less than the aggregate Stated  Principal  Balance of all of the group III  mortgage  loans as of the first day of the month of such  distribution  date and (ii) Group III
Senior  Certificates  shall be made on any  distribution  date on account of Realized Losses to the extent that such  reduction  would have the  effect of  reducing  the  Certificate  Principal  Balance as of such distribution  date to an amount less than the Stated  Principal  Balances of the group III mortgage  loans as of the  related Due Date.  The  limitation  described  in clauses (i) and (ii) is referred to herein as the Loss Allocation Limitation with respect to Loan Group III.

Cross-Collateralization

         Notwithstanding  the  foregoing,  on any  distribution  date on which the  Certificate  Principal
Balance of the Group I Subordinate  Certificates,  the Group II Subordinate  Certificates or the Group III
Subordinate  Certificates  have been reduced to zero and a Realized Loss that is a Special  Hazard Loss is to be  allocated  to the  related  Senior  Certificates,  such loss will be  allocated  among such  Senior
Certificates and the most subordinate outstanding class of non-related  Subordinate  Certificates on a pro rata basis, based on the Certificate  Principal Balances thereof.  In such event, the Senior  Certificates in a Loan Group may be allocated a portion of Special  Hazard Losses on the mortgage  loans from the other non-related loan group.

                                            THE CAP CONTRACTS

         The Trustee,  on behalf of the Trust,  will enter into one or more cap contracts that provide for payments to the  Securities  Administrator  with  respect to the Class I-A-1,  Class  I-A-2,  Class I-M-1,
Class I-M-2, Class I-B-1, Class I-B-2 and Class I-B-3  Certificates,  or Cap Contracts,  with Bear Stearns
Financial  Products  Inc.,  or the Cap  Counterparty,  for the benefit of the holders of the Class  I-A-1,
Class I-A-2,  Class I-M-1, Class I-M-2,  Class I-B-1,  Class I-B-2 and Class I-B-3  Certificates.  Each of
the Class  I-A-1,  Class  I-A-2,  Class  I-M-1,  Class  I-M-2,  Class  I-B-1,  Class I-B-2 and Class I-B-3
Certificates  will receive the benefit of payments  from the related Cap  Contract,  except that the Class
I-M-1,  the Class  I-M-2,  the Class  I-B-1,  the Class  I-B-2 and the Class I-B-3  Certificates  also may receive  payments  from the Cap  Contracts  related to the Class I-A  Certificates.  The Cap Contracts are
intended to provide partial  protection to the Class I-A-1,  Class I-A-2,  Class I-M-1, Class I-M-2, Class
I-B-1,  Class I-B-2 and Class I-B-3  Certificates  in the event that the  pass-through  rate applicable to such classes of Certificates is limited by the Net Rate Cap and to cover certain interest shortfalls.

         Bear Stearns Financial  Products Inc.  ("BSFP"),  will be the Cap Counterparty.  BSFP, a Delaware corporation,  is a bankruptcy  remote  derivatives  product  company based in New York,  New York that has been  established  as a wholly owned  subsidiary  of The Bear Stearns  Companies,  Inc.  BSFP engages in a
wide  array  of  over-the-counter  interest  rate,  currency,  and  equity  derivatives,   typically  with
counterparties  who require a highly rated derivative  provider.  As of the date of this prospectus,  BSFP has a ratings  classification  of "AAA" from Standard & Poor's and "Aaa" from Moody's  Investors  Service.
BSFP will provide upon  request,  without  charge,  to each person to whom this  prospectus  supplement is delivered,  a copy of (i) the  ratings  analysis  from each of  Standard  & Poor's and  Moody's  Investors
Service  evidencing those respective  ratings or (ii) the most recent audited annual financial  statements of BSFP.  Requests  for  information  should be  directed  to the DPC  Manager of Bear  Stearns  Financial
Products  Inc. at (212)  272-4009  or in writing at 383 Madison  Avenue,  36th Floor,  New York,  New York
10179. BSFP is an affiliate of Bear, Stearns & Co. Inc.

         On or prior to each  distribution  date through and including the distribution  date set forth in the  related  Cap  Contract,  payments  under the  related  Cap  Contract  will be made to the  Securities
Administrator,  under an account  established  and  maintained by the  Securities  Administrator,  for the benefit of the holders of the related  Certificates.  The Class I-M-1,  the Class I-M-2,  the Class I-B-1,
the Class I-B-2 and the Class I-B-3  Certificates  also may receive  payments  under the Cap Contracts for the Class I-A  Certificates.  The payment to be made by the Cap Counterparty  under each Cap Contract will be equal to the interest  accrued during the Interest  Accrual Period on the related notional balance at a rate  equal to the excess of (i)  One-Month  LIBOR,  over (ii) the  strike  rate set forth in Annex I. The notional  balance will be equal to the lesser of (i) the  Certificate  Principal  Balance of such class of
Certificates  for the related  distribution  date and (ii) the  related  certificate  notional  amount set forth in Annex I.

         On each distribution  date,  amounts received under each Cap Contract with respect to the Group I
Certificates  and with  respect to such  distribution  date will be allocated  in the  following  order of priority:

                  first,  to the holders of the related  class of  Certificates,  the payment of any Basis
         Risk  Shortfall  Carry-forward  Amount for such  distribution  date, to the extent not covered by
         Excess Cashflow for such distribution date;

                  second,   from  any  remaining  amounts,   to  the  holders  of  the  related  class  of
         Certificates,  the payment of any Current  Interest  and Interest  Carry-forward  Amount for such class to the extent not covered by Interest Funds or Excess Cashflow on such distribution date;

                  third,  from any excess amounts  available from the Cap Contract relating to the Group I
         Offered  Certificates and the Class I-B-3  Certificates,  to the Class I-A-1 Certificates and the
         Class I-A-2  Certificates,  pro rata,  and then to the Class I-M-1,  the Class  I-M-2,  the Class
         I-B-1,  the Class I-B-2 and the Class I-B-3  Certificates,  in that order, to the extent not paid pursuant to clauses first or second above; and

                  fourth,  from any remaining  amounts,  for deposit into the Reserve  Fund,  allocated as further described herein.

         On each  distribution  date,  amounts  on  deposit  in the  Reserve  Fund for the  benefit of the related Group I Certificates  will be allocated first to the Class I-A  Certificates,  pro rata,  based on the  current  Realized  Losses  and any  Unpaid  Realized  Loss  Amount  for  each  such  class  for  such distribution  date,  and then to the Class I-M-1,  Class I-M-2,  Class I-B-1,  Class I-B-2 and Class I-B-3
Certificates,  in that order, to pay any current  Realized Losses and any Unpaid Realized Loss Amount,  in
each  case,  for such  class and for such  distribution  date.  Any  remaining  amounts  on deposit in the
Reserve Fund on such Distribution Date will be distributed as described in the Agreement.

         The Cap Contracts with respect to the Class I-A-1,  Class I-A-2,  Class I-M-1, Class I-M-2, Class
I-B-1,  Class I-B-2 and Class I-B-3  Certificates  terminate  after the  distribution  date  occurring  in
December 2011.

         The  Depositor  has  determined  that the  significance  percentage  of  payments  under  the Cap
Contracts,  as calculated in accordance  with Regulation AB under the Securities Act of 1933, is less than
10%.

                                        YIELD ON THE CERTIFICATES

General

         The yield to maturity and the weighted  average life on each class of Offered  Certificates  will be primarily  affected by the rate and timing of principal  payments on the mortgage  loans in the related
Loan Group,  including  prepayments,  the allocation of principal payments on the mortgage loans among the related classes of Offered  Certificates,  Realized  Losses and interest  shortfalls on the mortgage loans in the related Loan Group, the Pass-Through  Rates on such  Certificates,  and the purchase price paid for such Certificates.  In addition,  the effective yield to holders of the Offered Certificates of each class will be less than the yields  otherwise  produced  by their  respective  Pass-Through  Rates and  purchase prices because interest will not be distributed to the  certificateholders  until the 25th day, or if such day is not a  business  day,  the  following  business  day,  of the  month  following  the month in which interest  accrues on the related  mortgage  loans,  without  any  additional  distribution  of interest or earnings thereon in respect of such delay.

Prepayment Considerations

         The rate of  principal  payments on each class of Offered  Certificates  (other than the Interest
Only  Certificates),  the aggregate amount of distributions on each class of Offered  Certificates and the yield to  maturity  of each  class of  Offered  Certificates  will be  related  to the rate and  timing of payments of principal on the mortgage loans in the related Loan Group.  The rate of principal  payments on the mortgage  loans will in turn be affected by the  amortization  schedules of the mortgage  loans and by the rate and timing of Principal  Prepayments on the mortgage loans  (including for this purpose  payments
resulting  from   refinancings,   liquidations  of  the  mortgage  loans  due  to  defaults,   casualties,
condemnations  and  repurchases,  whether  optional or  required).  The mortgage  loans  generally  may be prepaid by the  mortgagors  at any time;  however,  as  described  under "The  Mortgage  Pool - Prepayment
Charges on the  Mortgage  Loans" in this  prospectus  supplement,  with respect to  approximately  42.24%,
27.44%  and 26.44% of Loan Group I, Loan Group II and Loan  Group  III,  respectively,  a  prepayment  may subject  the related  mortgagor  to a  prepayment  charge,  which may  discourage  prepayments  during the applicable  period.  Prepayment  charges may be restricted under some state laws as described under "Legal
Aspects  of  Mortgage  Loans  -  Enforceability  of  Certain  Provisions"  in the  prospectus.  Prepayment charges,  to the  extent  received  by the Trust,  will be paid to the  holders  of the  related  Class XP
Certificates  and will not be part of the  Available  Funds for such  distribution  date.  There can be no assurance that the prepayment  charges will have any effect on the prepayment  performance of the mortgage loans.

         Principal  Prepayments,  liquidations  and repurchases of the mortgage loans in a Loan Group will result in  distributions  in respect  of  principal  to the  holders  of the  related  class or classes of
Offered  Certificates  then entitled to receive these  principal  distributions  that  otherwise  would be
distributed   over  the  remaining   terms  of  the  mortgage   loans.   See   "Maturity  and   Prepayment
Considerations"  in the  prospectus.  Since the rate and timing of payments of  principal  on the mortgage loans will depend on future  events and a variety of factors (as described  more fully in this  prospectus
supplement   and  in  the   prospectus   under  "Yield   Considerations"   and  "Maturity  and  Prepayment
Considerations"),  no assurance can be given as to the rate of Principal Prepayments.  The extent to which the yield to  maturity  of any class of  Offered  Certificates  may vary from the  anticipated  yield will depend  upon the degree to which they are  purchased  at a discount or premium and the degree to which the timing of payments on the Offered  Certificates  is sensitive to  prepayments on the mortgage loans in the related  Loan  Group.  Further,  an  investor  should  consider,  in the case of any  Offered  Certificate purchased at a discount,  the risk that a slower than  anticipated  rate of Principal  Prepayments  on the related  mortgage loans could result in an actual yield to an investor that is lower than the  anticipated yield and,  in the case of any Offered  Certificate  purchased  at a premium,  the risk that a faster than anticipated  rate of Principal  Prepayments on the related  mortgage loans could result in an actual yield to the  investor  that is lower than the  anticipated  yield.  In  general,  the earlier a  prepayment  of principal  on the  mortgage  loans in the  related  Loan  Group,  the  greater  will be the  effect on the investor's  yield to  maturity.  As a result,  the effect on an  investor's  yield of  principal  payments occurring  at a rate  higher  (or  lower)  than the rate  anticipated  by the  investor  during the period immediately  following the issuance of the Offered  Certificates would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

         Because  the  mortgage  loans in a Loan Group may be prepaid at any time,  it is not  possible to predict the rate at which  distributions on the related  Certificates  will be received.  Since prevailing interest rates are subject to  fluctuation,  there can be no assurance that investors in the  Certificates will be able to reinvest  the  distributions  thereon at yields  equaling or  exceeding  the yields on the
Certificates.  Yields on any such  reinvestments  may be lower, and may even be significantly  lower, than yields on the  Certificates.  Generally,  when  prevailing  interest rates increase,  prepayment  rates on mortgage  loans tend to  decrease,  resulting  in a reduced  rate of return of principal to investors at a time when  reinvestment at such higher  prevailing rates would be desirable.  Conversely,  when prevailing interest rates decline,  prepayment rates on mortgage loans tend to increase,  resulting in a greater rate of  return of  principal  to  investors  at a time  when  reinvestment  at  comparable  yields  may not be possible.  It is highly  unlikely that the mortgage  loans will prepay at any constant rate until maturity or that all of the mortgage  loans will prepay at the same rate.  Moreover,  the timing of  prepayments on the mortgage  loans in a Loan Group may  significantly  affect the actual yield to maturity on the related
Offered  Certificates,  even if the average rate of principal payments experienced over time is consistent with an investor's expectation.

         Because  principal  distributions are paid to some classes of Offered  Certificates  before other classes,  holders of classes of Offered  Certificates  having a later  priority of payment  bear a greater risk of losses than holders of classes having earlier priorities for distribution of principal.

         The rate of payments  (including  prepayments)  on pools of  mortgage  loans is  influenced  by a
variety  of  economic,   geographic,   social  and  other  factors.  If  prevailing  mortgage  rates  fall significantly  below the mortgage rates on the mortgage loans,  the rate of prepayment  (and  refinancing)
would be expected to increase.  Conversely,  if prevailing  mortgage  rates rise  significantly  above the mortgage  rates on the mortgage  loans,  the rate of prepayment on the mortgage loans would be expected to decrease.  Other factors  affecting  prepayment of mortgage loans include  changes in mortgagors'  housing needs,  job  transfers,  unemployment,  mortgagors'  net equity in the mortgaged  properties and servicing decisions.  In addition,  the existence of the  applicable  periodic rate cap,  maximum  mortgage rate and minimum mortgage rate may effect the likelihood of prepayments  resulting from refinancings.  There can be no certainty  as to the rate of  prepayments  on the mortgage  loans during any period or over the life of the  Certificates.  See  "Yield  Considerations"  and  "Maturity  and  Prepayment  Considerations"  in the
prospectus.

         Approximately  74.71%,  72.66%  and 9.55% of Loan  Group I,  Loan  Group II and Loan  Group  III,
respectively,  are assumable under some  circumstances  if, in the sole judgment of the Master Servicer or
Servicer,  the  prospective  purchaser of a mortgaged  property is  creditworthy  and the security for the mortgage  loan is not impaired by the  assumption.  The  remainder  of the  mortgage  loans are subject to customary  due-on-sale  provisions.  The Servicers shall enforce any due-on-sale  clause  contained in any mortgage note or mortgage,  to the extent permitted under the related Servicing Agreement,  applicable law and  governmental  regulations.  However,  if the Servicer  determines that enforcement of the due-on-sale clause would impair or threaten to impair recovery under the related primary  mortgage  insurance  policy, if any, the Servicer  shall not be required to enforce the  due-on-sale  clause.  The extent to which some of the mortgage  loans are assumed by purchasers of the  mortgaged  properties  rather than prepaid by the related  mortgagors in  connection  with the sales of the  mortgaged  properties  will affect the weighted average  lives of the Offered  Certificates  and may result in a  prepayment  experience  on the  mortgage loans that differs from that on other mortgage loans.

         In general,  defaults on mortgage  loans are  expected to occur with  greater  frequency in their early years.  In addition,  default  rates  generally  are higher for mortgage  loans used to refinance an existing  mortgage  loan.  In the event of a  mortgagor's  default  on a  mortgage  loan,  there can be no assurance that recourse beyond the specific  mortgaged  property pledged as security for repayment will be available.

         The Sponsor may, from time to time, implement programs designed to encourage  refinancing.  These
programs  may  include,  without  limitation,   modifications  of  existing  loans,  general  or  targeted solicitations,  the offering of pre-approved  applications,  reduced origination fees or closing costs, or other financial  incentives.  Targeted  solicitations may be based on a variety of factors,  including the credit of the borrower or the location of the mortgaged property.  In addition,  the Sponsor may encourage assumptions of mortgage loans,  including  defaulted mortgage loans,  under which  creditworthy  borrowers assume the outstanding  indebtedness of the mortgage loans which may be removed from the related  mortgage pool. As a result of these  programs,  with respect to the mortgage pool  underlying  any trust,  the rate of Principal  Prepayments  of the mortgage  loans in the mortgage pool may be higher than would  otherwise be the case, and in some cases,  the average credit or collateral  quality of the mortgage loans remaining in the mortgage pool may decline.

Allocation of Principal Payments

Group I Certificates

         Subject to the circumstances  described under "Description of the  Certificates—Distributions  on the Group I Senior  Certificates"  in this prospectus  supplement,  on each  distribution  date during the first three years after the Closing Date and  thereafter,  on any  distribution  date that a Trigger Event is in effect,  all  principal  payments on the group I mortgage  loans will  generally be allocated to the
Group I Senior Certificates.

Group II Certificates and Group III Certificates

         Subject  to  the  circumstances  described  under  "Description  of  the   Certificates—Principal
Distributions on the Group II Senior  Certificates" in this prospectus  supplement,  on each  distribution date during the first  seven years after the Closing  Date,  all  principal  prepayments  on the  mortgage loans in Loan Group II will  generally be allocated  to the Group II Senior  Certificates  (other than any
interest  only  certificates).   Subject  to  the  circumstances   described  under  "Description  of  the
Certificates—Principal   Distributions   on  the  Group  III  Senior   Certificates"  in  this  prospectus
supplement,  on each  distribution date during the first seven years after the Closing Date, all principal prepayments  on the mortgage  loans in Loan Group III will  generally be allocated to the Group III Senior
Certificates  (other than any  interest  only  certificates).  Thereafter,  as further  described  in this prospectus  supplement,  during some periods,  subject to loss and delinquency  criteria described in this prospectus  supplement,  the related Senior  Prepayment  Percentage may continue to be  disproportionately large (relative to the related Senior Percentage) and the percentage of Principal  Prepayments  payable to the related  Subordinate  Certificates  may continue to be  disproportionately  small.  In addition to the foregoing,  if on any distribution date, the subordination  level established for the Class II-B-1,  Class
II-B-2,  Class II-B-3,  Class II-B-4,  Class II-B-5,  Class II-B-6,  Class III-B-1,  Class III-B-2,  Class
III-B-3,  Class III-B-4,  Class III-B-5 and Class III-B-6  Certificates,  as  applicable,  is exceeded and that class of Subordinate  Certificates is then  outstanding,  that class of Certificates will not receive distributions  relating to principal  prepayments on that distribution date unless that class is the class of Subordinate Certificates in such Loan Group with the highest payment priority.

Interest Shortfalls and Realized Losses

         When a  principal  prepayment  in full is made on a  mortgage  loan,  the  mortgagor  is  charged interest  only for the period  from the Due Date of the  preceding  monthly  payment up to the date of the
Principal  Prepayment,  instead of for a full  month.  When a partial  Principal  Prepayment  is made on a mortgage  loan,  the mortgagor is not charged  interest on the amount of the  prepayment  for the month in which the prepayment is made. In addition,  the  application of the Relief Act or similar state law to any mortgage loan will  adversely  affect,  for an  indeterminate  period of time,  the ability of the related
Servicer  to collect  full  amounts of  interest  on the  mortgage  loan.  See "Legal  Aspects of Mortgage
Loans—The  Servicemembers  Civil Relief Act" in the prospectus.  Any interest shortfalls  resulting from a
Principal  Prepayment  in full or a partial  Principal  Prepayment  are required to be paid by the related
Servicer,  but only to the extent that such amount does not exceed the aggregate of the Servicing  Fees on the  mortgage  loans  serviced  by that  Servicer  for the related Due  Period.  Any  interest  shortfalls required  to be funded  but not  funded by the  related  Servicer  are  required  to be paid by the Master
Servicer,  but only to the  extent  that such  amount  does not  exceed  the  aggregate  Master  Servicing
Compensation  for the  applicable  distribution  date.  None of the Servicers nor the Master  Servicer are obligated to fund interest  shortfalls  resulting from the  application of the Relief Act or similar state law. See "Pooling and Servicing  Agreement—Servicing  and Other  Compensation  and Payment of Expenses" in
this prospectus  supplement and "Legal Aspects of Mortgage Loans—The  Servicemembers  Civil Relief Act" in
the  prospectus.  Accordingly,  the effect of (1) any Principal  Prepayments on the mortgage loans, to the extent that any resulting  interest shortfall due to such Principal  Prepayments  exceeds any Compensating
Interest  Payments  or (2) any  shortfalls  resulting  from the  application  of the Relief Act or similar state  law,  will  be to  reduce  the  aggregate  amount  of  interest  collected  that is  available  for distribution  to holders of the related  Certificates.  Any resulting  shortfalls  will be allocated among the Certificates as provided in this prospectus supplement.

         The yields to maturity and the  aggregate  amount of  distributions  on the Offered  Certificates will be  affected  by the  timing of  mortgagor  defaults  resulting  in  Realized  Losses.  The timing of
Realized  Losses on the  mortgage  loans in a Loan  Group and the  allocation  of  Realized  Losses to the
Offered  Certificates  could  significantly  affect  the  yield  to an  investor  in the  related  Offered
Certificates.  In  addition,  Realized  Losses on the  mortgage  loans may affect the market  value of the
Offered Certificates, even if these losses are not allocated to the Offered Certificates.

         If the Certificate  Principal Balance of a class of Subordinate  Certificates has been reduced to zero, the yield to maturity on the class of related  Subordinate  Certificates  then  outstanding with the lowest  payment  priority will be extremely  sensitive to losses on the mortgage loans in the related Loan
Group  and the  timing  of  those  losses  because  the  entire  amount  of  losses  that are  covered  by subordination will be allocated to that class of Subordinate  Certificates.  If the Certificate  Principal
Balances of all classes of  Subordinate  Certificates  related to a Loan Group have been  reduced to zero, the yield to maturity on the related classes of Senior  Certificates  then  outstanding  will be extremely sensitive  to losses on the  mortgage  loans in the  related  Loan  Group and the  timing of those  losses because the entire amount of losses that are covered by  subordination  will be allocated to those classes of Senior Certificates.

         As  described   under   "Description   of  the   Certificates—Allocation   of  Realized   Losses;
Subordination"  in  this  prospectus  supplement,  amounts  otherwise  distributable  to  holders  of  the
Subordinate  Certificates may be made available to protect the holders of the related Senior  Certificates against  interruptions  in  distributions  due to  mortgagor  delinquencies,  to the extent not covered by
Monthly Advances,  and amounts otherwise  distributable to holders of the Subordinate  Certificates with a lower priority may be made  available to protect the holders of related  Subordinate  Certificates  with a higher priority  against  interruptions  in  distributions.  Delinquencies on the mortgage loans in a Loan
Group  may  affect  the  yield  to  investors  on the  related  Subordinate  Certificates,  and,  even  if subsequently  cured,  will  affect the  timing of the  receipt of  distributions  by the  holders of those
Subordinate  Certificates.  If a Trigger Event exists due to larger than  expected  rate of  delinquencies or losses on the group I mortgage  loans,  no principal  payments  will be made to the Group I Subordinate
Certificates  as long as such Trigger Event exists as long as any of the Group I Senior  Certificates  are still  outstanding.  Similarly,  a larger than  expected rate of  delinquencies  or losses on the mortgage loans in Loan  Group II or Loan  Group III will  affect the rate of  principal  payments  on each class of
Group II Subordinate Certificates or Group III Subordinate  Certificates,  respectively,  if it delays the scheduled  reduction  of the related  Senior  Prepayment  Percentage,  triggers an increase of the related
Senior  Prepayment  Percentage  to 100%  or  triggers  a  lockout  of one or  more  classes  of  Group  II
Subordinate  Certificates or Group III  Subordinate  Certificates,  respectively,  from  distributions  of
portions   of   the   related   Subordinate   Optimal   Principal   Amount.   See   "Description   of  the
Certificates—Principal  Distributions on the Group II Senior Certificates,"  "—Principal  Distributions on
the  Group  III  Senior   Certificates"  and  "—Principal   Distributions  on  the  Group  II  Subordinate
Certificates and the Group III Senior Certificates" in this prospectus supplement.

         In some cases,  Special  Hazard  Losses  allocable  to a class of Senior  Certificates  in a Loan
Group will instead be allocated to the Subordinate  Certificates in another Loan Group.  See  "Description
of   the    Certificates—Cross-Collateralization"    in   this   prospectus   supplement.   This   limited
cross-collateralization is intended as credit enhancement for each Loan Group.

Excess Spread Available to the Group I Certificates

         The  weighted  average  life and yield to maturity of each class of Group I Offered  Certificates and the Class I-B-3  Certificates  will also be influenced by the amount of Excess Spread generated by the group I mortgage  loans and applied in  reduction  of the  Certificate  Principal  Balances of the Group I
Offered  Certificates  and the Class  I-B-3  Certificates.  The level of Excess  Spread  available  on any distribution  date to be  applied  in  reduction  of the  Certificate  Principal  Balances  of the Group I
Offered Certificates and the Class I-B-3 Certificates and will be influenced by, among other factors:

                  o   the  overcollateralization  level of the group I mortgage loans at such time,  i.e., the extent to which  interest on the group I mortgage  loans is accruing on a higher stated principal  balance than the aggregate  Certificate  Principal  Balance of the
                      Group I Offered Certificates and the Class I-B-3 Certificates;

                  o   the delinquency and default experience of the group I mortgage loans;

                  o   the level of One-Month LIBOR; and

                  o   the   provisions  of  the  Agreement  that  permit   principal   collections  to  be
                      distributed to the Class B-IO  Certificates  and the Residual  Certificates  in each case as provided in the Agreement  when required  overcollateralization  levels have been met.

         To the  extent  that  greater  amounts of Excess  Spread  are  distributed  in  reduction  of the
Certificate  Principal  Balance  of  a  class  of  Group  I  Offered  Certificates  and  the  Class  I-B-3
Certificates,  the weighted average life thereof can be expected to shorten. No assurance, however, can be given as to the amount of Excess Spread to be distributed at any time or in the aggregate.

         The yields to  maturity  of the Group I Offered  Certificates  and the Class  I-B-3  Certificates
and,  in  particular  the Group I  Subordinate  Certificates,  in the order of payment  priority,  will be progressively  more sensitive to the rate,  timing and severity of Realized Losses on the group I mortgage loans.  If an Applied  Realized  Loss Amount is allocated to a class of Group I Offered  Certificates  and the Class  I-B-3  Certificates,  that class  will  thereafter  accrue  interest  on a reduced  Certificate
Principal  Balance.  Although the Applied  Realized  Loss Amount so  allocated  may be recovered on future distribution  dates to the  extent  Excess  Cashflow  is  available  for  that  purpose,  there  can be no assurance that those amounts will be available or sufficient.

         To the  extent  that the  pass-through  rates on the Group I Offered  Certificates  and the Class
I-B-3  Certificates  are limited by the  related Net Rate Cap,  the  difference  between (x) the  interest amount  payable to such class at the applicable  pass-through  rate without regard to the related Net Rate
Cap, and (y) the Current Interest payable to such class on an applicable  distribution  date will create a shortfall.  Such  shortfall  will be payable to the extent of Excess  Cashflow,  with respect to the Class
I-A-1, Class I-A-2, Class I-M-1,  Class I-M-2, Class I-B-1, Class I-B-2 and Class I-B-3  Certificates,  to
the extent of payments made under the Cap Contracts on the applicable  distribution  date.  Payments under the Cap Contracts  are based on the lesser of the  Certificate  Principal  Balance of the related class of
Certificates  and the  principal  balance of such class based on certain  prepayment  assumptions.  If the group I mortgage loans do not prepay  according to those  assumptions,  it may result in the Cap Contracts providing  insufficient  funds to cover such  shortfalls.  In  addition,  each Cap  Contract  provides for payment of the excess of  One-Month  LIBOR over a  specified  per annum  rate,  which also may not provide sufficient  funds  to cover  such  shortfalls.  The Cap  Contracts  related  to the  Group I  Certificates terminate after the distribution date occurring in December 2011.

Pass-Through Rates of the Group II Certificates

         The  yields  to  maturity  on the  Group  II  Offered  Certificates  will be  affected  by  their
Pass-Through  Rates. The Pass-Through Rates on the Group II Offered  Certificates will be sensitive to the adjustable  mortgage rates on the group II mortgage loans. As a result,  these  Pass-Through Rates will be sensitive to the indices on the group II mortgage  loans,  any periodic  caps,  maximum and minimum rates, and the related gross margins.

Pass-Through Rates of the Group III Certificates

         The  yields  to  maturity  on the  Group  III  Offered  Certificates  will be  affected  by their
Pass-Through  Rates. The  Pass-Through  Rates on the Group III Offered  Certificates  will be sensitive to the adjustable  mortgage  rates on the group III mortgage  loans as well as the level of One-Month  LIBOR.
As a result,  these  Pass-Through  Rates will be sensitive to the indices on the group III mortgage loans, any  periodic  caps,  maximum and minimum  rates,  the related  gross  margins and the level of  One-Month
LIBOR.

         To the extent that the  pass-through  rates on the Group III Offered  Certificates are limited by the related Net Rate Cap,  the  difference  between (x) the interest  amount  payable to such class at the applicable  pass-through  rate without  regard to the related Net Rate Cap,  and (y) the Current  Interest payable to such class on an applicable  distribution  date will create a shortfall.  Such shortfall may be payable from amounts otherwise distributable to the Class III-X-1 Certificates as described herein

Assumed Final Distribution Date

         The  assumed  final  distribution  date for  distributions  on the  Group I  Certificates  is the distribution  date occurring in June 2046; the assumed final  distribution  date for  distributions on the
Group  II  Certificates  is the  distribution  date  occurring  in  August  2046  and  the  assumed  final distribution  date of the Group III  Certificates  is the  distribution  date  occurring in February 2034.
The assumed final  distribution  date for a Loan Group is the distribution date in the month following the month of the latest  scheduled  maturity date of any of the related mortgage loans as of the Closing Date.
Since the rate of payment  (including  prepayments) of principal on the mortgage loans in the related Loan
Group can be expected to exceed the scheduled  rate of payments,  and could exceed the scheduled rate by a substantial  amount,  the  disposition  of the last remaining  mortgage loan may be earlier,  and could be substantially  earlier,  than the  assumed  final  distribution  date.  Furthermore,  the  application  of principal  collections and, in the case of the Group I Offered  Certificates,  excess spread,  could cause the actual final  distribution  date for the Offered  Certificates in a Loan Group to occur  significantly earlier than the assumed final  distribution  date.  In addition,  the Sponsor or its designee may, at its option,  repurchase  from the trust all the (i) group I mortgage loans on or after any  distribution  date on which the aggregate  stated  principal  balances of the group I mortgage loans are less than 20% of the
Cut-off Date Stated  Principal  Balance of the group I mortgage loans,  (ii) group II mortgage loans on or after any  distribution  date on which the  aggregate  Stated  Principal  Balance of the group II mortgage loans is less than 10% of the Cut-off  Date Stated  Principal  Balance of the group II mortgage  loans and
(iii) group III mortgage loans on or after any  distribution  date on which the aggregate Stated Principal
Balance of the group III mortgage loans is less than 10% of the Cut-off Date Stated  Principal  Balance of the group III  mortgage  loans.  See "The  Pooling and  Servicing  Agreement—Termination"  herein and "The
Agreements—Termination; Retirement of Securities" in the prospectus.

Weighted Average Life

         The  weighted  average life of a security  refers to the average  amount of time that will elapse from the date of its issuance  until each dollar of principal of such security will be  distributed to the investor.  The weighted  average life of a Certificate is determined by (a)  multiplying the amount of the reduction,  if any, of the Certificate  Principal  Balance of such Certificate from one distribution  date to the next  distribution  date by the  number  of years  from the date of  issuance  to the  second  such distribution  date,  (b)  adding the  results  and (c)  dividing  the sum by the  aggregate  amount of the reductions  in the  Certificate  Principal  Balance of such  Certificate  referred to in clause  (a).  The weighted  average life of the Offered  Certificates  of each class will be influenced by the rate at which principal on the mortgage  loans is paid,  which may be in the form of scheduled  payments or  prepayments
(including  prepayments  of  principal  by the  mortgagor  as  well  as  amounts  received  by  virtue  of condemnation,  insurance or foreclosure with respect to the mortgage loans),  and the timing thereof.  The actual  weighted  average  life and term to maturity of each class of  Certificates,  in general,  will be shortened if the level of such prepayments of principal on the related mortgage loans increases.

         Prepayments  on  mortgage  loans are  commonly  measured  relative  to a  prepayment  standard or model.  The  prepayment  model used in this  prospectus  supplement  with respect to the  mortgage  loans, assumes a constant rate of  prepayment  each month,  or CPR,  relative to the then  outstanding  principal balance of a pool of mortgage  loans  similar to the  mortgage  loans in each Loan Group.  To assume a 25%
CPR or any other CPR is to assume that the stated  percentage of the outstanding  principal balance of the related  mortgage pool is prepaid over the course of a year. No  representation  is made that the mortgage loans will prepay at these or any other rates.

         The Group I  Certificates,  Group II  Certificates  and Group III  Certificates  were  structured assuming,  among  other  things,  a 30% CPR for the  group I  mortgage  loans,  a 25% CPR for the group II mortgage loans and a 25% CPR for the group III mortgage  loans,  respectively.  The prepayment  assumption to be used for pricing  purposes for the  respective  classes may vary as  determined at the time of sale.
The actual rate of prepayment may vary considerably from the rate used for any prepayment assumption.

         The tables  following  the next  paragraph  indicate  the  percentages  of the initial  principal amount of the  indicated  classes of Offered  Certificates  that  would be  outstanding  after each of the dates  shown  at  various  percentages  of the CPR  and the  corresponding  weighted  average  life of the indicated class of Offered Certificates. The table is based on the following modeling assumptions:

                  (1)      the mortgage pool  consists of 2,246  mortgage  loans with the  characteristics set forth in Schedule B;

                  (2)      the mortgage loans prepay at the specified percentages of the CPR;

                  (3)      no defaults or  delinquencies  occur in the payment by  mortgagors of principal and interest on the mortgage loans;

                  (4)      scheduled  payments on the mortgage  loans are received,  in cash, on the first day of each  month,  commencing  in January  2007,  and are  computed  prior to giving effect to prepayments received on the last day of the prior month;

                  (5)      prepayments   are  allocated  as  described   herein   assuming  the  loss  and
                           delinquency tests are satisfied;

                  (6)      there are no interest  shortfalls  caused by (a) the  application of the Relief
                           Act or similar state law or (b)  prepayments  on the mortgage  loans,  which in
                           the  case  of  (b)  have  not  been  covered  by  Compensating   Interest,  and
                           prepayments  represent prepayments in full of individual mortgage loans and are received on the last day of each month, commencing in December 2006;

                  (7)      scheduled  Monthly Payments of principal and interest on the mortgage loans are calculated on their  respective  principal  balances (prior to giving effect to prepayments  received thereon during the preceding  calendar  month),  mortgage rate and  remaining  terms to  stated  maturity  such that the  mortgage  loans
                           (other than any mortgage  loan with a balloon  payment at its stated  maturity)
                           will fully amortize by their stated  maturities  (after taking into account any interest only period),

                  (8)      with  respect  to the Group I  Certificates,  the  levels of  One-Month  LIBOR,
                           Six-Month  LIBOR,  One-Year  LIBOR and  One-Year  Treasury  remain  constant at
                           5.35%, 5.30%, 5.12% and 4.90%, respectively;

                  (9)      with  respect  to the Group II  Certificates,  the levels of  Six-Month  LIBOR,
                           One-Year  LIBOR and  One-Year  Treasury  remain  constant  at 5.39%,  5.35% and
                           4.93%, respectively;

                  (10)     with  respect to the Group III  Certificates,  the levels of  Six-Month  LIBOR,
                           One-Year  LIBOR and  One-Year  Treasury  remain  constant  at 5.35%,  5.21% and
                           4.93%, respectively;

                  (11)     the  mortgage  rate on each  mortgage  loan will be adjusted  on each  interest adjustment  date (as  necessary)  to a rate equal to the  applicable  Index (as described  in (8)  through  (10)  above),  plus the  applicable  gross  margin, subject to maximum lifetime  mortgage rates,  minimum  lifetime  mortgage rates and periodic caps (as applicable);

                  (12)     scheduled  Monthly  Payments of principal  and interest on each  mortgage  loan will be adjusted in the month  immediately  following each interest  adjustment date (as  necessary)  for such  mortgage  loan to equal  the  fully  amortizing payment described in (7) above;

                  (13)     the  certificate  principal  balances of the  Certificates  are as set forth on pages S-2 through S-4 hereof and under  "Summary  of  Terms—Description  of the
                           Certificates;"

                  (14)     distributions  in respect of the Offered  Certificates  are received in cash on the 25th day of each month, commencing in January 2007;

                  (15)     the Offered Certificates are purchased on December 28, 2006; and

                  (16)     neither the Sponsor nor its designee  exercises  the option to  repurchase  the mortgage loans in any Loan Group  described  under the caption "The Pooling and
                           Servicing Agreement—Termination" in this prospectus supplement.

         For  additional  information  regarding  the  mortgage  loan  assumptions  see Schedule B to this prospectus supplement.

                                        MORTGAGE LOAN ASSUMPTIONS

There  will  be  discrepancies  between  the  characteristics  of  the  actual  mortgage  loans  and  the characteristics  assumed in  preparing  the tables  below.  Any  discrepancy  may have an effect upon the percentages  of the  initial  principal  amounts  outstanding  (and the  weighted  average  lives) of the classes of Offered  Certificates  set forth in the  tables.  In  addition,  to the extent that the actual mortgage  loans  included in the mortgage  pool have  characteristics  that differ from those  assumed in preparing the tables below,  the classes of Offered  Certificates  set forth below may mature  earlier or later  than  indicated  by the  tables  below.  Based on the  foregoing  assumptions,  the  tables  below indicate the weighted  average life of each class of Offered  Certificates  (other than the Interest Only
Certificates)  and sets forth the  percentage  of the initial  principal  amounts of each such class that would be outstanding  after each of the  distribution  dates shown, at specified  percentages of the CPR.
Neither  the  prepayment  model used in this  prospectus  supplement  nor any other  prepayment  model or assumption  purports to be a historical  description  of  prepayment  experience  or a prediction  of the anticipated  rate of prepayment of any pool of mortgage  loans,  including the mortgage loans included in the trust fund.  Variations  in the  prepayment  experience  and the balance of the  mortgage  loans that prepay may  increase or decrease the  percentages  of the initial  Certificate  Principal  Balances  (and weighted  average  lives)  shown in the  following  tables.  Variations  may  occur  even if the  average prepayment  experience of all of the mortgage  loans equals any of the specified  percentages of the CPR.
The timing of changes in the rate of  prepayment  may  significantly  affect the actual yield to maturity to investors,  even if the average rate of Principal  Prepayments is consistent with the  expectations of investors.

                   Percent of Initial Certificate Principal Balance Outstanding at the
                                         Following CPR Percentage

                               Class I-A Certificates                       Class I-M-1 Certificates

                        0%      10%     30%      40%     50%              10%     20%      30%     40%      50%
__________________________________________________________________________________________________________________
 Distribution Date

 Initial Percentage.    100     100     100      100     100              100     100      100     100      100
 December 2007......    100     89       67      56       45              100     100      100     100      100
 December 2008......    100     79       43      29       17              100     100      100     100      100
 December 2009......    100     70       27      13       3               100     100      100     100      100
 December 2010......    99      62       21      11       3               100     100      48       26      64
 December 2011......    99      54       15       7       2               100     100      33       15       6
 December 2012......    99      47       10       4       1               100     100      23       9        3
 December 2013......    98      42       7        2       *               100      94      16       6        2
 December 2014......    98      38       5        1       0               100      84      11       3        0
 December 2015......    97      34       3        *       0               100      75       8       2        0
 December 2016......    96      30       2        0       0               100      67       5       1        0
 December 2017......    94      27       1        0       0               100      59       4       0        0
 December 2018......    91      23       1        0       0               100      52       3       0        0
 December 2019......    88      20       *        0       0               100      46       2       0        0
 December 2020......    85      18       0        0       0               100      40       1       0        0
 December 2021......    82      15       0        0       0               100      35       0       0        0
 December 2022......    79      13       0        0       0               100      30       0       0        0
 December 2023......    75      11       0        0       0               100      26       0       0        0
 December 2024......    71      10       0        0       0               100      22       0       0        0
 December 2025......    67       8       0        0       0               100      19       0       0        0
 December 2026......    62       7       0        0       0               100      16       0       0        0
 December 2027......    57       6       0        0       0               100      13       0       0        0
 December 2028......    51       5       0        0       0               100      11       0       0        0
 December 2029......    46       4       0        0       0               100      9        0       0        0
 December 2030......    40       3       0        0       0               90       7        0       0        0
 December 2031......    35       2       0        0       0               78       6        0       0        0
 December 2032......    29       1       0        0       0               64       4        0       0        0
 December 2033......    22       1       0        0       0               50       3        0       0        0
 December 2034......    15       *       0        0       0               34       2        0       0        0
 December 2035......     8       0       0        0       0               18       0        0       0        0
 December 2036......     0       0       0        0       0                0       0        0       0        0
 Weighted Average      21.36   7.70     2.54    1.73     1.20            26.87   13.74    4.98     4.19    4.28
   Life to Maturity
   (years)**
 Weighted Average      21.15   6.75     2.09    1.43     1.06            26.39   11.50    3.90     3.16    2.33
   Life to Call (years)**
_________________________

(*)      Indicates a number that is greater than zero but less than 0.5%.
(**)     The weighted  average life of a certificate is determined by (i)  multiplying  the net reduction, if any, of the Certificate  Principal Balance by the number of years from the date of issuance of the certificate to the related  distribution  date,  (ii) adding the results,  and (iii) dividing the sum by the aggregate of the net reductions of the Certificate  Principal Balance described in
         (i) above.

                   Percent of Initial Certificate Principal Balance Outstanding at the
                                         Following CPR Percentage

                             Class I-M-2 Certificates                            Class I-B-1 Certificates
                        0%      10%     30%      40%     50%               0%      10%     30%     40%      50%
__________________________________________________________________________________________________________________
 Distribution Date
 Initial Percentage.    100     100     100      100     100              100      100     100     100      100
 December 2007......    100     100     100      100     100              100      100     100     100      100
 December 2008......    100     100     100      100     100              100      100     100     100      100
 December 2009......    100     100     100      100     100              100      100     100     100      100
 December 2010......    100     100      48      26       12              100      100     48       26      12
 December 2011......    100     100      33      15       6               100      100     33       15       6
 December 2012......    100     100      23       9       3               100      100     23       9        3
 December 2013......    100     94       16       6       2               100      94      16       6        2
 December 2014......    100     84       11       3       0               100      84      11       3        0
 December 2015......    100     75       8        2       0               100      75       8       2        0
 December 2016......    100     67       5        1       0               100      67       5       1        0
 December 2017......    100     59       4        0       0               100      59       4       0        0
 December 2018......    100     52       3        0       0               100      52       3       0        0
 December 2019......    100     46       2        0       0               100      46       2       0        0
 December 2020......    100     40       1        0       0               100      40       1       0        0
 December 2021......    100     35       0        0       0               100      35       0       0        0
 December 2022......    100     30       0        0       0               100      30       0       0        0
 December 2023......    100     26       0        0       0               100      26       0       0        0
 December 2024......    100     22       0        0       0               100      22       0       0        0
 December 2025......    100     19       0        0       0               100      19       0       0        0
 December 2026......    100     16       0        0       0               100      16       0       0        0
 December 2027......    100     13       0        0       0               100      13       0       0        0
 December 2028......    100     11       0        0       0               100      11       0       0        0
 December 2029......    100      9       0        0       0               100       9       0       0        0
 December 2030......    90       7       0        0       0                90       7       0       0        0
 December 2031......    78       6       0        0       0                78       6       0       0        0
 December 2032......    64       4       0        0       0                64       4       0       0        0
 December 2033......    50       3       0        0       0                50       3       0       0        0
 December 2034......    34       2       0        0       0                34       2       0       0        0
 December 2035......    18       0       0        0       0                18       0       0       0        0
 December 2036......     0       0       0        0       0                0        0       0       0        0
 Weighted Average      26.87   13.74    4.94    4.04     3.81            26.87    13.74   4.93     3.96    3.61
   Life to Maturity
   (years)**
 Weighted Average      26.39   11.50    3.86    3.16     2.33            26.39    11.50   3.84     3.16    2.33
   Life to Call
  (years)**
________________________

 (**)    The weighted  average life of a certificate is determined by (i)  multiplying  the net reduction, if any, of the Certificate  Principal Balance by the number of years from the date of issuance of the certificate to the related  distribution  date,  (ii) adding the results,  and (iii) dividing the sum by the aggregate of the net reductions of the Certificate  Principal Balance described in
         (i) above.

                   Percent of Initial Certificate Principal Balance Outstanding at the
                                         Following CPR Percentage

                             Class I-B-2 Certificates
                        0%      10%     30%     40%      50%
_______________________________________________________________
 Distribution Date
 Initial Percentage.    100     100     100     100      100
 December 2007......    100     100     100     100      100
 December 2008......    100     100     100     100      100
 December 2009......    100     100     100     100      100
 December 2010......    100     100     48       26      12
 December 2011......    100     100     33       15       6
 December 2012......    100     100     23       9        3
 December 2013......    100     94      16       6        2
 December 2014......    100     84      11       3        0
 December 2015......    100     75       8       2        0
 December 2016......    100     67       5       1        0
 December 2017......    100     59       4       0        0
 December 2018......    100     52       3       0        0
 December 2019......    100     46       2       0        0
 December 2020......    100     40       1       0        0
 December 2021......    100     35       0       0        0
 December 2022......    100     30       0       0        0
 December 2023......    100     26       0       0        0
 December 2024......    100     22       0       0        0
 December 2025......    100     19       0       0        0
 December 2026......    100     16       0       0        0
 December 2027......    100     13       0       0        0
 December 2028......    100     11       0       0        0
 December 2029......    100      9       0       0        0
 December 2030......    90       7       0       0        0
 December 2031......    78       6       0       0        0
 December 2032......    64       4       0       0        0
 December 2033......    50       3       0       0        0
 December 2034......    34       2       0       0        0
 December 2035......    18       0       0       0        0
 December 2036......     0       0       0       0        0
 Weighted Average      26.87   13.74   4.91     3.92    3.54
   Life to Maturity
   (years)**
 Weighted Average      26.39   11.50   3.82     3.16    2.33
 Life to Call  (years)**
___________________________

(**)     The weighted  average life of a certificate is determined by (i)  multiplying  the net reduction, if any, of the Certificate  Principal Balance by the number of years from the date of issuance of the certificate to the related  distribution  date,  (ii) adding the results,  and (iii) dividing the sum by the aggregate of the net reductions of the Certificate  Principal Balance described in
         (i) above.

                   Percent of Initial Certificate Principal Balance Outstanding at the
                                         Following CPR Percentage

                              Class II-A Certificates                    Class II-B-1, Class II-B-2 and Class
                                                                                 II-B-3 Certificates

                        5%      15%     25%     40%      50%              5%      15%     25%     40%      50%
_________________________________________________________________________________________________________________
 Distribution Date
 Initial Percentage.    100     100     100     100      100             100      100     100     100      100
 December 2007......    94      84      73       57      46              100      100     100     100      100
 December 2008......    89      70      53       32      21              100      100     100      86      71
 December 2009......    84      58      38       18       9              100      100     92       67      50
 December 2010......    79      48      28       11       5               99      99      69       40      25
 December 2011......    75      40      21       6        2               99      89      51       24      13
 December 2012......    70      34      16       4        1               98      75      38       14       6
 December 2013......    66      29      12       2        1               98      63      28       8        3
 December 2014......    62      24       9       1        *               95      53      21       5        2
 December 2015......    58      20       7       1        *               93      45      16       3        1
 December 2016......    54      17       5       *        *               89      38      12       2        *
 December 2017......    50      14       4       *        *               83      31       9       1        *
 December 2018......    47      12       3       *        *               77      26       6       1        *
 December 2019......    43      10       2       *        *               71      21       5       *        *
 December 2020......    40       8       1       *        *               66      18       3       *        *
 December 2021......    36       7       1       *        *               60      15       2       *        *
 December 2022......    33       5       1       *        *               55      12       2       *        *
 December 2023......    30       4       1       *        *               50      10       1       *        *
 December 2024......    27       4       *       *        *               45       8       1       *        *
 December 2025......    25       3       *       *        *               41       6       1       *        *
 December 2026......    22       2       *       *        *               36       5       *       *        *
 December 2027......    19       2       *       *        *               32       4       *       *        *
 December 2028......    17       1       *       *        *               28       3       *       *        *
 December 2029......    14       1       *       *        *               24       2       *       *        *
 December 2030......    12       1       *       *        *               20       2       *       *        *
 December 2031......    10       1       *       *        *               16       1       *       *        *
 December 2032......     8       *       *       *        *               13       1       *       *        *
 December 2033......     6       *       *       *        *               9        1       *       *        *
 December 2034......     4       *       *       *        *               6        *       *       *        *
 December 2035......     2       *       *       *        0               3        *       *       *        0
 December 2036......     *       *       *       0        0               *        *       *       0        0
 December 2037......     *       *       *       0        0               *        *       *       0        0
 December 2038......     *       *       *       0        0               *        *       *       0        0
 December 2039......     *       *       *       0        0               *        *       *       0        0
 December 2040......     *       *       *       0        0               *        *       *       0        0
 December 2041......     *       *       *       0        0               *        *       *       0        0
 December 2042......     *       *       *       0        0               *        *       *       0        0
 December 2043......     *       *       *       0        0               *        *       *       0        0
 December 2044......     *       *       *       0        0               *        *       *       0        0
 December 2045......     *       *       *       0        0               *        *       0       0        0
 December 2046......     0       0       0       0        0               0        0       0       0        0
 Weighted Average
   Life to Maturity
   (years)**           12.29   5.51    3.24     1.82    1.33            17.59    9.82    6.10     4.04    3.20
__________________________________

(*)      Indicates a number that is greater than zero but less than 0.5%.
(**)     The weighted average life of a certificate is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in
         (i) above.

                   Percent of Initial Certificate Principal Balance Outstanding at the
                                         Following CPR Percentage

                             Class III-A Certificates                   Class III-B-1, Class III-B-2 and Class
                                                                                 III-B-3 Certificates

                        0%      15%     35%     40%      50%              0%      15%     35%     40%      50%
________________________________________________________________________________________________________________
 Distribution Date
 Initial Percentage.    100     100     100     100      100             100      100     100     100      100
 December 2007......    99      84      63       57      47               99      99      99       99      99
 December 2008......    98      70      39       33      22               98      98      91       85      72
 December 2009......    97      58      24       19      10               97      97      73       65      51
 December 2010......    96      48      16       11       5               96      96      47       39      25
 December 2011......    95      40      10       7        2               95      85      30       23      12
 December 2012......    94      33       6       4        1               94      72      19       14       6
 December 2013......    92      28       4       2        1               92      60      12       8        3
 December 2014......    90      23       3       1        *               90      50       8       5        1
 December 2015......    88      19       2       1        *               88      41       5       3        1
 December 2016......    85      16       1       *        *               85      34       3       2        *
 December 2017......    82      13       1       *        *               82      28       2       1        *
 December 2018......    79      11       *       *        *               79      23       1       1        *
 December 2019......    76       9       *       *        *               76      19       1       *        *
 December 2020......    73       7       *       *        *               73      15       *       *        *
 December 2021......    69       6       *       *        *               69      12       *       *        *
 December 2022......    65       5       *       *        *               65      10       *       *        *
 December 2023......    60       4       *       *        *               60       8       *       *        *
 December 2024......    56       3       *       *        *               56       6       *       *        *
 December 2025......    51       2       *       *        *               51       5       *       *        *
 December 2026......    45       2       *       *        *               45       4       *       *        *
 December 2027......    39       1       *       *        *               39       3       *       *        *
 December 2028......    33       1       *       *        *               33       2       *       *        *
 December 2029......    26       1       *       *        *               26       1       *       *        *
 December 2030......    18       *       *       *        *               18       1       *       *        *
 December 2031......    11       *       *       *        *               11       *       *       *        *
 December 2032......     4       *       *       *        *               4        *       *       *        *
 December 2033......     *       *       *       0        0               *        *       0       0        0
 December 2034......     0       0       0       0        0               0        0       0       0        0
 Weighted Average
   Life to Maturity
   (years)**           17.75   5.33    2.18     1.85    1.36            17.75    9.21    4.47     3.96    3.21
___________________________

 (*)     Indicates a number that is greater than zero but less than 0.5%.
(**)     The weighted average life of a certificate is determined by (i) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related distribution date, (ii) adding the results, and (iii) dividing the sum by the aggregate of the net reductions of the Certificate Principal Balance described in
         (i) above.

Yield Sensitivity of the Interest Only Certificates

         The yield to  maturity on the Class  II-X-1,  Class  II-BX-1,  Class  II-BX-2  and Class  III-X-1
Certificates  will be  extremely  sensitive to both the timing of receipt of  prepayments  and the overall rate of principal  prepayments  and  defaults on the  mortgage  loans in Loan Group II and Loan Group III, respectively,  which rate may fluctuate  significantly over time, because the Notional Amount of the Class
II-X-1  Certificates  is  equal  to the  aggregate  Certificate  Principal  Balance  of the  Class  II-A-1
Certificates and the Class II-A-2  Certificates,  the Notional Amount of the Class II-BX-1 Certificates is
equal to the Certificate  Principal Balance of the Class II-B-1  Certificates,  the Notional Amount of the
Class  II-BX-2  Certificates  is  equal  to  the  Certificate   Principal  Balance  of  the  Class  II-B-2
Certificates,  and the  Notional  Amount  of the  Class  III-X-1  Certificates  is equal to the  aggregate
Certificate  Principal  Balance of the Class  III-A-1,  Class III-A-2,  Class  III-B-1,  Class III-B-2 and
Class III-B-3 Certificates.

         Investors in these  Interest Only  Certificates  should fully consider the risk that a rapid rate of prepayments  on the mortgage loans in Loan Group II and Loan Group III, as applicable,  could result in the failure of such  investors to fully recover  their  investments,  in particular  because all principal prepayments  on the  mortgage  loans in Loan Group II on each  distribution  date  during the first  seven years  after the  Closing  Date  will be  allocated  to the  Class  II-A  Certificates  and all  principal prepayments  on the  mortgage  loans in Loan Group III on each  distribution  date  during the first seven years after the Closing Date will be allocated  to the Class III-A  Certificates  (in each case subject to limited exceptions).

         The following  tables  indicate the  sensitivity of the pre-tax yield to maturity on the Interest
Only  Certificates  to various  constant  rates of  prepayment  on the mortgage  loans by  projecting  the monthly  aggregate  payments on the Interest Only  Certificates  and computing the  corresponding  pre-tax yields to maturity on a corporate bond equivalent basis, based on the structuring  assumptions,  including the assumptions  regarding the  characteristics  and performance of such mortgage loans, which differ from the actual  characteristics  and performance  thereof,  and assuming the aggregate  purchase price for the
Interest Only  Certificates  set forth below.  Any  differences  between such  assumptions  and the actual characteristics and performance of the mortgage loans and of such Interest

Only  Certificates  may result in yields  being  different  from those shown in such table.  Discrepancies between assumed and actual  characteristics  and  performance  underscore the  hypothetical  nature of the tables,  which  are  provided  only to give a  general  sense of the  sensitivity  of  yields  in  varying prepayment scenarios.

       Pre-Tax Yield to Maturity of the Class II-X-1 Certificates at the Following CPR Percentages

     Assumed Purchase Price*            5%           15%          25%           40%          50%
           $11,209,086                32.61%       19.24%        5.28%        (17.76)%     (34.89)%

----------------------------------------------------------------------------------------------------------
       Pre-Tax Yield to Maturity of the Class II-BX-1 Certificates at the Following CPR Percentages

     Assumed Purchase Price*            5%           15%          25%           40%          50%
            $350,804                  10.37%       10.24%        5.65%        (3.47)%      (12.13)%

----------------------------------------------------------------------------------------------------------
       Pre-Tax Yield to Maturity of the Class II-BX-2 Certificates at the Following CPR Percentages

     Assumed Purchase Price*            5%           15%          25%           40%          50%
             $99,743                  8.88%         8.75%        4.13%        (5.00)%      (13.64)%

----------------------------------------------------------------------------------------------------------
       Pre-Tax Yield to Maturity of the Class III-X-1 Certificates at the Following CPR Percentages

     Assumed Purchase Price*            0%           15%          35%           40%          50%
           $5,456,032                 50.30%       30.50%        1.22%        (6.88)%      (24.27)%

----------------------------------------------------------------------------------------------------------
(*)  Approximate

         Each pre-tax yield to maturity set forth in the preceding  tables was  calculated by  determining the monthly  discount  rate  which,  when  applied to the  assumed  stream of cash flows to be paid on the
Interest  Only  Certificates,  would cause the  discounted  present  value of such assumed  stream of cash flows to equal the  assumed  purchase  price  listed in the table.  Accrued  interest  is  included in the assumed  purchase  price in  computing  the  yields  shown.  These  yields  do not take into  account  the different  interest  rates  at  which  investors  may be  able  to  reinvest  funds  received  by  them as distributions on the Interest Only  Certificates,  and thus do not reflect the return on any investment in the Interest Only  Certificates  when any  reinvestment  rates other than the discount  rates set forth in the preceding table are considered.

         Notwithstanding  the assumed  prepayment  rates reflected in the preceding  tables,  it is highly unlikely that the mortgage  loans will be prepaid  according to one particular  pattern.  For this reason, and because the timing of cash flows is critical to determining  yields,  the pre-tax yield to maturity on the  Interest  Only  Certificates  are likely to differ from those shown in the table  above,  even if the prepayment  assumption  equals the  percentages  of CPR  indicated  in the table above over any given time period or over the entire life of the Interest Only Certificates.

         There can be no assurance  that the  mortgage  loans will prepay at any  particular  rate or that the yield on the Interest Only  Certificates will conform to the yields described  herein.  Moreover,  the various  remaining  terms to maturity and mortgage  rates of the mortgage  loans in Loan Group II and Loan
Group III could produce slower or faster  principal  distributions  than indicated in the preceding tables at the various  percentages of the CPR specified,  even if the weighted average remaining term to maturity and weighted  average  mortgage rate of those mortgage  loans are as assumed.  Investors are urged to make their investment  decisions based on their  determinations  as to anticipated  rates of prepayment under a variety of scenarios.  Investors in the Interest Only  Certificates  should fully consider the risk that a rapid rate of  prepayments  on the group II or group III  mortgage  loans  could  result in the failure of such investors to fully recover their investments.

         For  additional  considerations  relating  to the yield on the Offered  Certificates,  see "Yield
Considerations" in the prospectus.

                                          POOLING AND SERVICING AGREEMENT

General

         The  Certificates  will be  issued  pursuant  to the  Agreement,  a form of  which is filed as an exhibit  to the  registration  statement.  A  current  report  on Form 8-K  relating  to the  Certificates containing a copy of the  Agreement as executed  will be filed by the Depositor  with the  Securities  and
Exchange  Commission  within  fifteen  days of the initial  issuance of the  Certificates.  The trust fund created under the Agreement will consist of (1) all of the  Depositor's  right,  title and interest in and to the mortgage loans, the related mortgage notes,  mortgages and other related  documents,  including all interest and  principal due with respect to the mortgage  loans after the Cut-off Date,  but excluding any payments of  principal  or interest  due on or prior to the Cut-off  Date,  (2) any  mortgaged  properties acquired  on  behalf of  certificateholders  by  foreclosure  or by deed in lieu of  foreclosure,  and any revenues  received  thereon,  (3) the rights of the Trustee  under all insurance  policies  required to be maintained  pursuant to the  Agreement,  (4) the rights of the Depositor  under the Mortgage Loan Purchase
Agreement  between the Depositor and the Sponsor,  (5) such assets  relating to the mortgage loans as from time to time may be held in the  Protected  Accounts  and the  Distribution  Account,  (6) the rights with respect to the Servicing  Agreements,  to the extent assigned to the Trustee,  (7) the rights with respect to the Cap  Contracts  and (8) any  proceeds of the  foregoing.  Reference is made to the  prospectus  for important  information  in addition to that set forth in this  prospectus  supplement  regarding the trust fund, the terms and  conditions of the Agreement and the Offered  Certificates.  The Offered  Certificates
will be transferable  and  exchangeable  at the corporate  trust offices of the Securities  Administrator, which will serve as  Certificate  Registrar  and Paying  Agent;  for these  purposes  and for  purposes of presentment and surrender  located at Sixth Street and Marquette  Avenue,  Minneapolis,  Minnesota  55479,
Attention:  Corporate  Trust  Group,  BSALTA  2006-8,  and for all  other  purposes  located  at 9062  Old
Annapolis Road, Columbia,  Maryland 21045, Attention:  Corporate Trust Group, BSALTA 2006-8. The Depositor
will provide to  prospective or actual  certificateholders  without  charge,  on written  request,  a copy
(without  exhibits)  of  the  Agreement.  Requests  should  be  addressed  to  Structured  Asset  Mortgage
Investments II Inc., 383 Madison Avenue, New York, New York 10179.

Assignment of the Mortgage Loans

         At the time of  issuance  of the  Certificates,  the  Depositor  will cause the  mortgage  loans, together with all  principal and interest due on or with respect to such mortgage  loans after the Cut-off
Date,  to be sold to the trust.  The  mortgage  loans in each of the Loan Groups will be  identified  in a schedule  appearing  as an  exhibit to the  Agreement  with each Loan Group  separately  identified.  Such schedule  will include  information  as to the  principal  balance of each mortgage loan as of the Cut-off
Date, as well as information  including,  among other things, the mortgage rate, the Net Rate, the Monthly
Payment, the maturity date of each mortgage note and the Loan-to-Value Ratio.

Representations and Warranties

         In the Mortgage  Loan  Purchase  Agreement,  pursuant to which the  Depositor  purchased (or will purchase)  the  mortgage  loans from the Sponsor and Master  Funding  LLC, the Sponsor made (or will make)
certain  representations  and  warranties to the Depositor  concerning  the mortgage loans with respect to itself  and with  respect to Master  Funding  LLC.  The  Trustee  will be  assigned  all right,  title and interest in the  Mortgage  Loan  Purchase  Agreement  insofar as they relate to such  representations  and warranties made by the Sponsor.

         The  representations  and  warranties  of the Sponsor with respect to the mortgage  loans include the following, among others:

                  (1)      The information  set forth in the mortgage loan schedule is true,  complete and correct in all material respects as of the date such representation was made;

                  (2)      Immediately  prior to the sale of the related  mortgage  loans  pursuant to the
                           Mortgage Loan Purchase Agreement,  the Sponsor was the sole owner of beneficial title and holder of each  mortgage  and mortgage  note  relating to the related mortgage  loans as of the  Closing  Date or as of another  specified  date,  is conveying the same to the Depositor free and clear of any encumbrance,  equity, participation  interest,  lien, pledge,  charge, claim or security interest and the Sponsor has full right and  authority to sell and assign each mortgage loan pursuant to the Mortgage Loan Purchase Agreement; and

                  (3)      As of the  Closing  Date  there  is no  monetary  default  existing  under  any mortgage or the related  mortgage  note and there is no material  event  which, with the  passage  of time or with  notice and the  expiration  of any grace or cure period, would constitute a default,  breach or event of acceleration;  and neither the Sponsor nor any of its  respective  affiliates has taken any action to waive any  default,  breach  or event of  acceleration;  and no  foreclosure action is threatened or has been commenced with respect to the mortgage loan.

         In the case of a  breach  of any  representation  or  warranty  set  forth  above,  or  otherwise included in the Mortgage Loan Purchase  Agreement,  which  materially  and adversely  affects the value of the interests of  certificateholders  or the Trustee in any of the mortgage loans, within 90 days from the date of discovery or notice from the Trustee, the Depositor,  the Securities  Administrator or the Sponsor
of such breach,  the Sponsor will either (i) cure such breach in all material  respects,  (ii) provide the
Trustee with a substitute  mortgage loan (if within two years of the Closing  Date) or (iii)  purchase the related  mortgage  loan at the  applicable  Repurchase  Price.  This  obligation  of the  Sponsor to cure, purchase or substitute  shall  constitute the Trustee's sole and exclusive  remedy  respecting a breach of such representations and warranties.

The Custodian

         Wells  Fargo is  acting as  custodian  of the  mortgage  loan  files  pursuant  to the  Custodial
Agreement.  In that  capacity,  Wells Fargo is  responsible  to hold and safeguard the mortgage  notes and other  contents of the  mortgage  files on behalf of the Trustee and the  certificateholders.  Wells Fargo maintains  each  mortgage  loan file in a separate  file  folder  marked  with a unique bar code to assure loan-level  file integrity and to assist in inventory  management.  Files are segregated by transaction or investor.  Wells  Fargo has been  engaged  in the  mortgage  document  custody  business  for more than 25 years. Wells Fargo maintains document custody  facilities in its Minneapolis,  Minnesota  headquarters and in three  regional  offices  located in  Richfield,  Minnesota,  Irvine,  California,  and Salt Lake City,
Utah.  As of June 30, 2006,  Wells Fargo  maintains  mortgage  custody  vaults in each of those  locations with an aggregate capacity of over eleven million files.

         For a general  description of Wells Fargo, see the description  herein under "The Master Servicer and the Servicer—The Master Servicer."

The Trustee

         The Trustee is Citibank,  N.A., a national  banking  association  and wholly owned  subsidiary of
Citigroup Inc., a Delaware  corporation.  Citibank,  N.A. performs as trustee through the Agency and Trust line of business,  which is part of the Global Transaction Services division.  Citibank,  N.A. has primary corporate  trust  offices  located in both New York and London.  Citibank,  N.A. is a leading  provider of corporate trust services offering a full range of agency, fiduciary,  tender and exchange,  depositary and escrow services.  As of the end of the third quarter of 2006,  Citibank's  Agency & Trust group manages in excess  of 3.6  trillion  in fixed  income  and  equity  investments  on  behalf  of  approximately  2,500
corporations  worldwide.   Since  1987,  Citibank  Agency  &  Trust  has  provided  trustee  services  for asset-backed  securities  containing  pool assets  consisting of airplane  leases,  auto loans and leases, boat loans,  commercial  loans,  commodities,  credit cards,  durable  goods,  equipment  leases,  foreign securities,  funding agreement backed note programs, truck loans, utilities,  student loans and commercial and  residential  mortgages.  As of the end of the third quarter of 2006,  Citibank,  N.A. acts as trustee and/or paying agent for approximately 300 various residential mortgage-backed transactions.

         If an event of default has not occurred (or has occurred but is no longer  continuing)  under the
Agreement,  then the Trustee will perform only such duties as are  specifically set forth in the Agreement as  being  the  duties  to be  performed  by  the  Trustee  prior  to the  occurrence  (or  following  the discontinuance)  of an event of  default  thereunder.  If an event of  default  occurs  and is  continuing under the  Agreement,  the Trustee is required to exercise  such of the rights and powers  vested in it by the  Agreement,  such as (upon the  occurrence  and during the  continuance  of certain events of default)
either acting as the successor  master  servicer or appointing a successor  master  servicer,  and use the same degree of care and skill in their  exercise  as a prudent  investor  would  exercise or use under the circumstances  in  the  conduct  of  such  investor's  own  affairs.  Subject  to  certain  qualifications specified in the  Agreement,  the Trustee will be liable for its own negligent  action,  its own negligent failure to act and its own willful misconduct.

         The  Trustee's  duties  and  responsibilities  under  the  Agreement  include,  upon  receipt  of resolutions,  certificates and reports which are  specifically  required to be furnished to it pursuant to the  Agreement,  examining  them to  determine  whether  they are in the form  required by the  Agreement, providing to the  Securities  Administrator  notices of the  occurrence of certain events of default under the  Agreement,  appointing a successor  master  servicer,  and effecting any optional  termination of the trust.

         The fee of the Trustee will be payable by the Master  Servicer.  The Agreement  will provide that the Trustee and any director,  officer,  employee or agent of the Trustee will be entitled to recover from the  Distribution  Account prior to any  distributions  to the  certificateholders  all reasonable  out-of pocket expenses,  disbursements and advances of the Trustee, in connection with any event of default,  any breach of the Agreement or any claim or legal action  (including any pending or threatened  claim or legal action)  incurred  or made by the  Trustee in the  administration  of the trust  created  pursuant  to the
Agreement  (including the reasonable  compensation and disbursements of its counsel),  other than any such expense,  disbursement  or advance as may arise from its negligence or intentional  misconduct or which is the responsibility of the certificateholders.

         The Trustee may resign at any time, in which event the  Depositor  will be obligated to appoint a successor  trustee.  The  Depositor  may also remove the  Trustee if the Trustee  ceases to be eligible to continue  as Trustee  under the  Agreement  and fails to resign  after  written  request  therefor  by the
Depositor  or if  the  Trustee  becomes  insolvent.  Upon  becoming  aware  of  those  circumstances,  the
Depositor  will be obligated to appoint a successor  trustee.  The Trustee may also be removed at any time by the  holders  of  certificates  evidencing  not less  than 51% of the  aggregate  voting  rights in the related  trust.  Any  resignation or removal of the Trustee and  appointment  of a successor  trustee will not become  effective  until  acceptance of the  appointment by the successor  trustee as set forth in the
Agreement.

         On and after the time the  Master  Servicer  receives  a notice of  termination  pursuant  to the
Agreement,  the Trustee shall  automatically  become the successor to the Master  Servicer with respect to the transactions  set forth or provided for in the Agreement and after a transition  period (not to exceed
90  days),  shall  be  subject  to all  the  responsibilities,  duties,  liabilities  and  limitations  on liabilities  relating  thereto placed on the Master Servicer by the terms and provisions of the Agreement;
provided,  however,  that EMC shall  have the right to either  (a)  immediately  assume  the duties of the
Master Servicer or (b) select a successor Master Servicer;  provided  further,  however,  that the Trustee shall  have  no  obligation  whatsoever  with  respect  to  any  liability  (other  than  advances  deemed recoverable  and not  previously  made)  incurred  by the  Master  Servicer  at or  prior  to the  time of termination.  Effective on the date of such notice of termination,  as compensation  therefor, the Trustee shall be entitled to all  compensation,  reimbursement  of expenses  and  indemnification  that the Master
Servicer  would have been  entitled to if it had  continued  to act pursuant to the  Agreement  except for those  amounts due the Master  Servicer as  reimbursement  permitted  under this  Agreement  for  advances previously made or expenses previously  incurred.  Notwithstanding  the foregoing,  the Trustee may, if it shall be unwilling to so act, or shall,  if it is prohibited by applicable law from making  advances or if it is otherwise unable to so act, appoint, or petition a court of competent  jurisdiction to appoint,  any established  mortgage loan servicing  institution the  appointment of which does not adversely  affect the then current  rating of the  certificates  by each rating agency as the  successor to the Master  Servicer pursuant  to the  Agreement  in the  assumption  of all or any  part of the  responsibilities,  duties  or liabilities of the Master Servicer  pursuant to the Agreement.  Any successor  Master Servicer shall be an established  housing  and  home  finance  institution  which  is a  Fannie  Mae- or  Freddie  Mac-approved servicer,  and with respect to a successor  to the Master  Servicer  only,  having a net worth of not less than  $10,000,000;  provided,  that the Trustee  shall  obtain a letter  from each Rating  Agency that the ratings,  if any,  on each of the  Certificates  will not be lowered as a result of the  selection  of the successor to the Master  Servicer.  If the Trustee assumes the duties and  responsibilities  of the Master
Servicer,  the Trustee  shall not resign as successor  master  servicer  until  another  successor  master servicer has been appointed and has accepted such appointment.  Pending  appointment of a successor to the
Master  Servicer  under the  Agreement,  the  Trustee,  unless the  Trustee is  prohibited  by law from so acting,  shall act in such  capacity as provided in the  Agreement.  In connection  with such  appointment and  assumption,  the Trustee may make such  arrangements  for the  compensation  of such successor out of payments  on  mortgage  loans or  otherwise  as it and such  successor  shall  agree;  provided  that such compensation  shall not be in excess of that which the Master  Servicer would have been entitled to if the
Master  Servicer had continued to act under the  Agreement,  and that such successor  shall  undertake and assume the obligations of the Master  Servicer to pay  compensation to any third Person acting as an agent or independent  contractor in the performance of master  servicing  responsibilities  under the Agreement.
The  Trustee  and such  successor  shall take such  action,  consistent  with the  Agreement,  as shall be necessary to effectuate any such succession.

         The  costs  and  expenses  of the  Trustee  in  connection  with the  termination  of the  Master
Servicer,  appointment  of a successor  master  servicer  and, if  applicable,  any transfer of servicing, including,  without  limitation,  all costs and  expenses  associated  with the  complete  transfer of all servicing data and the  completion,  correction or  manipulation of such servicing data as may be required by the Trustee to correct any errors or  insufficiencies  in the  servicing  data or otherwise  enable the
Trustee or successor  master  servicer to service the mortgage  loans  properly  and  effectively,  to the extent not paid by the terminated  master servicer,  will be payable to the Trustee by the Master Servicer pursuant  to the  Agreement.  Any  successor  to the  Master  Servicer  as  successor  servicer  under any subservicing  agreement  shall give notice to the  applicable  mortgagors  of such change of servicer  and will,  during the term of its  service as  successor  servicer,  maintain  in force the policy or policies that the Master Servicer is required to maintain pursuant to the Agreement.

         If the Trustee will succeed to any duties of the Master  Servicer  respecting  the mortgage loans as  provided  herein,  it will do so in a  separate  capacity  and not in its  capacity  as  Trustee  and, accordingly,  the provisions of the Agreement  concerning the Trustee's duties will be inapplicable to the
Trustee in its duties as the  successor to the Master  Servicer in the  servicing  of the  mortgage  loans
(although  such  provisions  will  continue  to apply to the  Trustee in its  capacity  as  Trustee);  the provisions of the Agreement  relating to the Master  Servicer,  however,  will apply to the Trustee in its capacity as successor master servicer.

         Upon any  termination  or  appointment  of a successor to the Master  Servicer,  the Trustee will give prompt written notice thereof to the Securities Administrator and to the Rating Agencies.

         In addition to having express duties under the Agreement,  the Trustee, as a fiduciary,  also has certain  duties unique to fiduciaries  under  applicable  law. In general,  the Trustee will be subject to certain  federal  laws and,  because the  Agreement  is  governed by New York law,  certain New York state laws. As a national bank acting in a fiduciary  capacity,  the trustee will, in the  administration of its duties  under  the  Agreement,  be  subject  to  certain  regulations  promulgated  by the  Office  of the
Comptroller  of the  Currency,  specifically  those set forth in Chapter 12, Part 9 of the Code of Federal
Regulations.  New York  common law has  required  fiduciaries  of common law trusts  formed in New York to perform their duties in accordance with the "prudent person" standard,  which, in this transaction,  would require the Trustee to exercise  such  diligence and care in the  administration  of the trust as a person of ordinary  prudence would employ in managing his own property.  However,  under New York common law, the application  of this standard of care can be restricted  contractually  to apply only after the occurrence of a default.  The  Agreement  provides  that the Trustee is subject to the prudent  person  standard only for so long as an event of default has occurred and remains uncured.

The Securities Administrator

         Under  the  terms  of  the   Agreement,   Wells  Fargo  is  also   responsible   for   securities
administration,  which includes pool performance  calculations,  distributions to the  certificateholders,
distribution   calculations,   and  the  preparation  of  monthly  distribution   reports.  As  Securities
Administrator,  Wells  Fargo is  responsible  for the  preparation  and filing of all REMIC tax returns on behalf of the Trust and the preparation of monthly  reports on Form 10-D,  current reports on Form 8-K and annual reports on Form 10-K that are required to be filed with the  Securities and Exchange  Commission on behalf of the issuing  Trust.  Wells Fargo has been engaged in the business of  securities  administration since June 30,  1995.  As of  June 30,  2006,  Wells  Fargo was acting as  securities  administrator  with respect to more than $894,773,136,436 of outstanding residential mortgage-backed securities.

         For a general  description of Wells Fargo, see the description  herein under "The Master Servicer and the Servicer—The Master Servicer."

         The  Securities  Administrator  shall  serve as  Certificate  Registrar  and  Paying  Agent.  The
Securities  Administrator's  office for notices under the Agreement is located at 9062 Old Annapolis Road,
Columbia,  Maryland 21045, and for certificate  transfer services is located at Sixth Street and Marquette
Avenue, Minneapolis, MN 55479.

         The  Agreement  will  provide  that  the  Securities  Administrator  and any  director,  officer, employee  or agent of the  Securities  Administrator  will be entitled  to recover  from the  Distribution
Account  all  reasonable   out-of  pocket   expenses,   disbursements   and  advances  of  the  Securities
Administrator,  in  connection  with any event of  default,  any breach of the  Agreement  or any claim or legal  action  (including  any  pending  or  threatened  claim or legal  action)  incurred  or made by the
Securities  Administrator in the administration of the trust created pursuant to the Agreement  (including the reasonable compensation and disbursements of its counsel),  other than any such expense,  disbursement or advance as may arise from its negligence or intentional  misconduct or which is the  responsibility  of the certificateholders.

The Master Servicer and Servicers

Master Servicer

         The Master  Servicer  will be  responsible  for  master  servicing  the  mortgage  loans.  Master servicing responsibilities include:

                  o   receiving certain funds from servicers;

                  o   reconciling servicing activity with respect to the mortgage loans;

                  o   oversight of all servicing activity by the servicer; and

                  o   providing certain notices and other responsibilities as detailed in the Agreement.

         The  master  servicer  may,  from  time  to  time,  outsource  certain  of its  master  servicing
functions,   although  any  such  outsourcing  will  not  relieve  the  master  servicer  of  any  of  its responsibilities or liabilities under the Agreement.

         For a general  description of the master  servicer and its  activities,  see "The Master Servicer and the  Servicers—The  Master  Servicer" in this  prospectus  supplement.  For a general  description  of material terms  relating to the Master  Servicer's  removal or  replacement,  see "The  Agreements—Certain
Matters Regarding the Master Servicer and the Depositor" in the prospectus.

Servicer Responsibilities

         Servicers are generally responsible for the following duties:

                  o   communicating with borrowers;

                  o   sending monthly remittance statements to borrowers;

                  o   collecting payments from borrowers;

                  o   recommending a loss mitigation strategy for borrowers who have defaulted on their loans (i.e. repayment plan, modification, foreclosure, etc.);

                  o   accurate and timely  accounting,  reporting  and  remittance  of the  principal  and interest portions of monthly installment  payments to the master servicer,  together with any other sums paid by borrowers that are required to be remitted;

                  o   accurate and timely  accounting and  administration  of escrow and impound accounts, if applicable;

                  o   accurate and timely reporting of negative amortization amounts, if any;

                  o   paying escrows for borrowers, if applicable;

                  o   calculating and reporting payoffs and liquidations;

                  o   maintaining an individual file for each loan; and

                  o   maintaining  primary  mortgage  insurance  commitments or  certificates if required, and filing any primary mortgage insurance claims.

Servicing and Other Compensation and Payment of Expenses

         The Master  Servicer  will be entitled to  compensation  for its  activities  under the Agreement which  shall be equal to the  investment  income  on funds  in the  Distribution  Account  for the  period specified in the  Agreement.  The  Depositor  will also be entitled to  investment  income on the funds in the  Distribution  Account  for the  period  specified  in the  Agreement.  The  Master  Servicer  and the
Depositor  will be liable for losses on such funds as set forth in the  Agreement.  The amounts due to the
Master  Servicer  as  specified  in this  paragraph  are  hereafter  referred  to as the  Master  Servicer
Compensation.  Each of the Servicers will be entitled to receive a Servicing Fee as  compensation  for its activities  under the related  Servicing  Agreement  equal to 1/12 of the Servicing Fee Rate multiplied by the Stated  Principal  Balance of each  mortgage  loan serviced by such Servicer as of the Due Date in the month  preceding  the  month  in  which  such  distribution  date  occurs.  However,  Prepayment  Interest
Shortfalls  on the mortgage  loans  resulting  from  prepayments  in full or in part will be offset by the related  Servicer  up to an amount  equal to its  aggregate  Servicing  Fee due in such  month or,  upon a
Servicer's  default  in the  payment  thereof,  by the Master  Servicer  on the  distribution  date in the following calendar month to the extent of Compensating Interest Payments as described herein.

         In  addition  to the  primary  compensation  described  above,  the  applicable  Servicer  may be entitled to retain  assumption  fees,  tax service  fees,  late payment  charges and,  with respect to the group II mortgage  loans only, any prepayment  charges and  penalties,  in each case the extent  collected from the related mortgagor and as provided in the related Servicing Agreement.

         The applicable  Servicer will pay all related expenses  incurred in connection with its servicing responsibilities (subject to limited reimbursement as described in the related Servicing Agreement).

Table of Fees

         The  following  table  indicates  the fees  expected  to be paid  from the  cash  flows  from the mortgage loans and other assets of the trust fund, while the offered certificates are outstanding.

         All fees are  expressed  as a  percentage,  at an  annualized  rate,  applied to the  outstanding aggregate principal balance of the mortgage loans.

                        Item                                 Fee                            Paid From
               Servicing/Subservicing Fee(1)        0.250% through 0.575%              Mortgage Loan Interest
                                                    per annum                          Collections

         (1)  The servicing/subservicing fee is paid on a first priority basis from collections allocable to interest on the mortgage loans, prior to distributions to certificateholders.

Collection and Other Servicing Procedures

         The applicable  Servicers will use their reasonable  efforts to ensure that all payments required under the  terms  and  provisions  of the  mortgage  loans are  collected,  and  shall  follow  collection procedures  comparable to the collection  procedures  that the Servicer  employs when  servicing  mortgage loans for its own  account,  to the  extent  such  procedures  shall be  consistent  with the terms of the
Servicing  Agreements.  The Master Servicer shall not consent to any modification  that will result in the imposition  of taxes on any REMIC or  otherwise  adversely  affect  the REMIC  status  of the  trust.  Any modified loan may remain in the Trust,  and the reduction in  collections  resulting  from a  modification may result in reduced  distributions  of interest or  principal  on, or may extend the final  maturity of, one or more classes of the related securities.

         If a mortgaged  property has been or is about to be conveyed by the  mortgagor  and the Servicers have knowledge  thereof,  the Servicers  will  accelerate the maturity of the mortgage loan, to the extent permitted by the terms of the related  mortgage note, the terms of any primary  mortgage  insurance policy and  applicable  law. If a Servicer  reasonably  believes that the  due-on-sale  clause cannot be enforced under  applicable  law, such Servicer may enter into (i) an assumption  agreement  with the person to whom such  property has been or is about to be  conveyed,  pursuant to which such person  becomes  liable under the mortgage note and the mortgagor,  to the extent  permitted by applicable  law,  remains liable thereon or (ii) a substitution of liability  agreement  pursuant to which the original  mortgagor is released from liability and the purchaser of the mortgaged  property is  substituted as the mortgagor and becomes liable under the mortgage note, in accordance  with the terms of the Servicing  Agreement.  The related  Servicer will  retain  any fee  collected  for  entering  into an  assumption  agreement  as  additional  servicing compensation to the extent provided in the related  Servicing  Agreement.  In regard to  circumstances  in which the  Servicers  may be unable to  enforce  due-on-sale  clauses,  see  "Legal  Aspects  of  Mortgage
Loans—Enforceability  of Certain  Provisions" in the prospectus.  In connection with any such  assumption, the mortgage rate borne by the related mortgage note may not be changed.

         Each Servicer will establish and maintain,  in addition to the Protected  Account described under
"—The  Protected  Accounts" in this  prospectus  supplement,  one or more  accounts  which comply with the requirements  of the Servicing  Agreements.  The Servicers will deposit and retain therein all collections from the mortgagors for the payment of taxes,  assessments,  insurance  premiums,  or comparable  items as agent  of the  mortgagors  as  provided  in the  Servicing  Agreements.  Each of  these  accounts  and the investment of deposits  therein shall comply with the  requirements of the Servicing  Agreements and shall meet the  requirements of the Rating Agencies.  Withdrawals of amounts from the Protected  Accounts may be made to effect  timely  payment  of taxes,  assessments,  insurance  premiums,  or  comparable  items,  to reimburse the Servicer for any advances made with respect to such items,  for  application  to restoration or repair of the  mortgaged  property,  to refund to any  mortgagors  any sums as may be  determined to be overages,  to pay to the related  Servicer,  or to the mortgagor to the extent  required by law,  interest paid on the funds on deposit in such  accounts  to clear and  terminate,  such  accounts at or at any time after the termination of the Servicing  Agreements,  and to make such other withdrawals as provided in the
Servicing Agreements.

         The  Servicers  will  maintain  errors and  omissions  insurance  and  fidelity  bonds in certain specified amounts.

Modifications

         In instances in which a mortgage  loan is in default or if default is reasonably  foreseeable,  a
Servicer  may  permit   servicing   modifications  of  the  mortgage  loan  rather  than  proceeding  with foreclosure.  However,  the Servicer's ability to perform servicing  modifications will be subject to some limitations  as described in the related  Servicing  Agreement,  including  but not limited to, a Servicer may not (i) permit any  modification  that would change the related  Mortgage  Interest Rate, (ii) forgive the payment of principal or interest,  (iii) reduce or increase the outstanding  principal balance (except for actual payments of principal) or change the final maturity date of such Mortgage Loan.

Evidence as to Compliance

         The Agreement  will provide that on or before a specified  date in March of each year,  beginning with the first year after the year in which the Cut-off Date occurs,  the  Securities  Administrator,  the
Master  Servicer,  the Servicers and each party  participating  in the servicing  function will provide to the  Master  Servicer,  the  Depositor  and the  Securities  Administrator  a report on an  assessment  of compliance  with the minimum  servicing  criteria  established  in Item 1122(a) of  Regulation AB (the "AB
Servicing  Criteria").  The AB Servicing  Criteria  include  specific  criteria  relating to the following areas:  general servicing  considerations,  cash collection and administration,  investor  remittances and reporting,  and pool-asset  administration.  Such report will indicate that the AB Servicing Criteria were used  to  test  compliance  on a  platform  level  basis  and  will  set out  any  material  instances  of noncompliance.

         The Agreement  will also provide that the  Securities  Administrator,  the Master  Servicer,  the
Servicers  and each party  participating  in the servicing  function will deliver to the Master  Servicer, the Depositor and the  Securities  Administrator  along with its report on  assessment of  compliance,  an attestation  report from a firm of independent  public  accountants  on the assessment of compliance  with the AB Servicing Criteria.

         The  Agreement  will  also  provide  for  delivery  to the  Master  Servicer,  Depositor  and the
Securities  Administrator,  on or before a  specified  date in March of each year,  of a  separate  annual statement  of  compliance  from each  servicer to the effect  that,  to the best  knowledge of the signing officer,  such person has  fulfilled  in all  material  respects its  obligations  under the  Agreement or related  servicing  agreement  throughout the preceding  year or, if there has been a material  failure in the  fulfillment  of any such  obligation,  the  statement  will  specify  such failure and the nature and status  thereof.  This  statement  may be provided as a single form making the required  statements  as to more than one Agreement or related servicing agreement.

         Copies of the annual reports of assessment of  compliance,  attestation  reports,  and statements of compliance may be obtained by  certificateholders  without  charge,  if not available on the Securities
Administrator's  website,  upon  written  request  to the  Master  Servicer  at the  address of the Master
Servicer set forth above under "The Master Servicer and the  Servicers—The  Master  Servicer." These items will be filed  with the  Issuing  Entity's  annual  report on Form  10-K,  to the  extent  required  under
Regulation AB.

Realization Upon Defaulted Mortgage Loans

         Each  Servicer  will take such  action as it deems to be in the best  interest  of the trust with respect to defaulted  mortgage loans and foreclose upon or otherwise  comparably  convert the ownership of properties  securing defaulted mortgage loans as to which no satisfactory  collection  arrangements can be made.  To the  extent set forth in the  related  Servicing  Agreement,  each  Servicer  will  service  the property  acquired by the trust through  foreclosure or  deed-in-lieu  of  foreclosure in accordance  with procedures  that such Servicer  employs and exercises in servicing and  administering  mortgage  loans for its own  account  and which are in  accordance  with  accepted  mortgage  servicing  practices  of prudent lending institutions.

         Since  Insurance  Proceeds cannot exceed  deficiency  claims and certain  expenses  incurred by a
Servicer,  no  insurance  payments  will  result in a recovery  to  certificateholders  which  exceeds the principal balance of the defaulted mortgage loan together with accrued interest thereon at its Net Rate.

Transfer of Master Servicing

         The Master  Servicer may sell and assign its rights and delegate  its duties and  obligations  in its entirety as master  servicer  under the  Agreement;  provided,  however,  that:  (i) the  purchaser or transferee  accepting  such  assignment  and  delegation (a) shall be a person which shall be qualified to service  mortgage loans for Fannie Mae or Freddie Mac,  notwithstanding  that the Master Servicer need not be so qualified;  (b) shall have a net worth of not less than $10,000,000  (unless  otherwise  approved by each rating agency  pursuant to clause (ii) below);  (c) shall be reasonably  satisfactory  to the Trustee
(as  evidenced  in writing  signed by the  Trustee);  and (d) shall  execute and deliver to the Trustee an agreement,  in form and substance reasonably  satisfactory to the Trustee, which contains an assumption by such person of the due and punctual  performance  and  observance  of each  covenant  and  condition to be performed  or observed by it as master  servicer  under the  Agreement;  (ii) each Rating  Agency shall be given prior  written  notice of the  identity of the proposed  successor  to the Master  Servicer and each
Rating  Agency's rating of the  Certificates  in effect  immediately  prior to such  assignment,  sale and delegation  will not be  downgraded,  qualified  or  withdrawn  as a result of such  assignment,  sale and delegation,  as  evidenced by a letter to such effect  delivered  to the Master  Servicer and the Trustee;
(iii) the Master  Servicer  assigning  and selling the master  servicing  shall  deliver to the Trustee an officer's  certificate  and an  opinion  of  counsel  addressed  to the  Trustee,  each  stating  that all conditions  precedent to such action under the Agreement  have been completed and such action is permitted by and complies with the terms of the  Agreement  and (iv) in the event the Master  Servicer is terminated without cause by EMC, EMC shall pay the  terminated  Master  Servicer a termination  fee equal to 0.25% of the  aggregate  Stated  Principal  Balance of the Mortgage  Loans at the time the master  servicing of the
Mortgage Loans is transferred to the successor  master  servicer.  No such assignment or delegation  shall affect any liability of the Master Servicer arising prior to the effective date thereof.

Optional Purchase of Defaulted Loans

         With respect to any  Mortgage  Loan which as of the first day of a Fiscal  Quarter is  delinquent in payment by 90 days or more or is an REO  Property,  the Sponsor  shall have the right to purchase  such
Mortgage Loan from the Trust at a price equal to the Repurchase  Price;  provided,  however  (i) that such
Mortgage  Loan is still 90 days or more  delinquent  or is an REO Property as of the date of such purchase and (ii) this  purchase  option,  if not theretofore  exercised,  shall terminate on the date prior to the last day of the related Fiscal Quarter.  This purchase option,  if not exercised,  shall not be thereafter reinstated  unless the  delinquency  is cured and the Mortgage  Loan  thereafter  again becomes 90 days or more  delinquent or becomes an REO Property,  in which case the option shall again become  exercisable  as of the first day of the related Fiscal Quarter.

The Protected Accounts

         Each  Servicer  will  establish  and  maintain  one or more  accounts,  referred to herein as the
Protected  Accounts,  into  which it will  deposit  on a daily  basis all  collections  of  principal  and interest on any mortgage loans,  including but not limited to Principal  Prepayments,  Insurance Proceeds,
Liquidation  Proceeds  (less  amounts  reimbursable  to  the  Servicer  out  of  Liquidation  Proceeds  in
accordance  with the  applicable  Servicing  Agreement),  the  Repurchase  Price  for any  mortgage  loans repurchased,  and advances made from such  Servicer's  own funds (less the Servicing  Fee).  All Protected
Accounts and amounts at any time credited  thereto shall comply with the  requirements  of the  applicable
Servicing Agreement and shall meet the requirements of the Rating Agencies with respect thereto.

         On the date specified in the applicable Servicing  Agreement,  the related Servicer will withdraw or cause to be withdrawn  from the  applicable  Protected  Accounts and any other  permitted  accounts and will remit to the Securities  Administrator  for deposit in the  Distribution  Account the available funds of each Loan Group for such distribution date.

The Distribution Account

         The Securities  Administrator  shall  establish and maintain in the name of the Trustee,  for the benefit of the  certificateholders,  an account,  referred  to herein as the  Distribution  Account,  into which the Servicers will remit amounts  collected on the mortgage loans and any required  advances and the
Master Servicer will remit advances (to the extent  required to make advances) from the Master  Servicer's own funds (less the Master Servicer's  expenses,  as provided in the Agreement).  The Distribution Account and amounts at any time  credited  thereto shall comply with the  requirements  of the Agreement and shall meet  the  requirements  of  the  Rating  Agencies.  The  Securities  Administrator  will  deposit  in the
Distribution Account, as received, the following amounts:

                  (i)      Any amounts withdrawn from a Protected Account or other permitted account;

                  (ii)     Any Monthly Advance and Compensating Interest Payments;

                  (iii)    Any  Insurance  Proceeds  or Net  Liquidation  Proceeds  received by the Master
                           Servicer  which were not  deposited in a Protected  Account or other  permitted account;

                  (iv)     The  Repurchase  Price with respect to any mortgage loans  repurchased  and all proceeds of any  mortgage  loans or property  acquired in  connection  with the optional termination of the Trust;

                  (v)      Any  amounts  required  to be  deposited  with  respect to losses on  permitted investments; and

                  (vi)     Any other amounts  received by the Master Servicer and required to be deposited in the Distribution Account pursuant to the Agreement.

         The  amount at any time  credited  to the  Distribution  Account  shall be in  general  (i) fully insured  by the  FDIC to the  maximum  coverage  provided  thereby  or (ii)  invested  in the  name of the
Trustee,  in such  permitted  investments  selected by the Depositor or deposited in demand  deposits with such  depository  institutions  as  selected  by the  Depositor,  provided  that  time  deposits  of  such depository institutions would be a permitted investment (as specified in the Agreement).

         On each  distribution  date, the Securities  Administrator  shall pay the  certificateholders  in accordance  with the  provisions set forth under  "Description  of the  Certificates—Distributions  on the
Group I Certificates,"  "—Distributions  on the Group II Certificates"  and  "—Distributions  on the Group
III Certificates"  in this prospectus supplement.

The Reserve Fund

          The Securities  Administrator  shall establish and maintain in the name of the Trustee,  for the benefit of the  holders of  the Group  I Offered,  Class  I-B-3 and Class B-IO  Certificates,  an account, referred to as the Reserve Fund, into which on each  distribution  date,  amounts  received under each Cap
Contract will be deposited in  accordance  with the  provisions as set forth under "The Cap  Contracts" in this  prospectus  supplement.  The amount at any time on deposit in the Reserve Fund held in trust for the benefit of the Group I Offered,  Class I-B-3 and Class B-IO  Certificates  shall, at the written direction of the Class B-IO  Certificateholder,  be held either (i) uninvested in a trust or deposit  account of the
Securities  Administrator  with no liability for interest or other  compensation  thereon or (ii) invested in  permitted  investments  that  mature  no later  than the  Business  Day  prior to the next  succeeding
Distribution  Date. Any losses on such permitted  investments  shall not in any case be a liability of the
Securities  Administrator  but  an  amount  equal  to  such  losses  shall  be  given  by the  Class  B-IO
Certificateholders to the Securities  Administrator out of such  certificateholders' own funds immediately as realized, for deposit by the Securities Administrator into the Reserve Fund.

          On each  distribution  date,  amounts  held in the  Reserve  Fund for the benefit of the related
Group I Certificates  will be allocated  first, to the Class I-A Certificates and then to the Class I-M-1,
Class I-M-2,  Class I-B-1,  Class I-B-2 and Class I-B-3  Certificates,  in that order, in each case to the extent of amounts  available for  distribution  in the Reserve Fund and in accordance  with the provisions set forth with respect thereto under "The Cap Contracts" in this prospectus supplement.

Voting Rights

         Voting  rights of the trust in  general  will be  allocated  among the  classes  of  Certificates
(other  than the  Residual  Certificates)  based upon their  respective  Certificate  Principal  Balances;
provided  that  voting  rights  equal to 1.00% of the  total  amount  will be  allocated  to the  Residual
Certificates.

Reports to Certificateholders

         On each  distribution  date,  the Securities  Administrator  will make available a report setting forth certain  information  with respect to the  composition  of the payment being made,  the  Certificate
Principal  Balance of an  individual  Certificate  following  such payment and certain  other  information relating to the Certificates  and the mortgage loans (and, at its option,  any additional files containing the same  information in an alternative  format),  to be provided to each holder of  Certificates  and the
Rating Agencies via the Securities  Administrator's  internet website located at www.ctslink.com.  Parties that are unable to use the above  distribution  option are  entitled  to have a paper copy  mailed to them via first class mail by calling the  Securities  Administrator's  customer  service desk at (301) 815-6600 and indicating such. The Securities  Administrator  will have the right to change the way such reports are distributed  in order to make such  distribution  more  convenient  and/or  more  accessible  to the above parties,  and the  Securities  Administrator  will provide timely and adequate  notification  to all above parties regarding any such changes.

Termination

         The obligations of the Trustee, the Master Servicer and the Securities  Administrator  created by the Agreement will  terminate upon (i) the later of the making of the final payment or other  liquidation, or any advance with respect  thereto,  of the last mortgage loan subject thereto or the disposition of all property  acquired upon  foreclosure  or acceptance of a deed in lieu of  foreclosure of any such mortgage loans, (ii) the payment to  certificateholders  of all amounts required to be paid to them pursuant to the
Agreement  or (iii) the  repurchase  by or at the  direction  of the Sponsor or its designee of all of the mortgage loans and all related REO Property in the trust, as further discussed below.

         On any  distribution  date on which the  aggregate  Stated  Principal  Balance of (i) the group I mortgage loans is less than 20% of the aggregate  Stated  Principal  Balance of the group I mortgage loans as of the  Cut-Off  Date or (ii) the  group II  mortgage  loans is less than 10% of the  aggregate  Stated
Principal  Balance of the group II mortgage  loans as of the Cut-Off  Date or (iii) the group III mortgage loans is less than 10% of the aggregate  Stated  Principal  Balance of the group III mortgage  loans as of the Cut-Off Date,  the Sponsor or its designee may repurchase  from the trust all group I mortgage  loans, group II mortgage loans or group III mortgage  loans,  as the case may be,  remaining  outstanding and any
REO Property  related to group I mortgage  loans,  group II mortgage loans or group III mortgage loans, as the case may be,  remaining in the trust at a purchase price equal to the sum of (a) the unpaid  principal balance of the related  mortgage  loans (other than mortgage  loans related to REO  Property),  net of the principal  portion of any  unreimbursed  Monthly  Advances  relating to the related mortgage loans made by the  purchaser,  plus accrued but unpaid  interest  thereon at the  applicable  mortgage  rate to, but not including,  the  first  day of the  month  of  repurchase,  (b) the  appraised  value of any  related  REO
Property,  less the good faith estimate of the Master  Servicer of liquidation  expenses to be incurred in connection  with its  disposal  thereof  (but not more than the unpaid  principal  balance of the  related mortgage  loan,  together  with  accrued but unpaid  interest on that balance at the  applicable  mortgage rate, but not including the first day of the month of repurchase),  (c) unreimbursed  out-of-pocket  costs of the Master  Servicer,  including  unreimbursed  servicing  advances  and the  principal  portion of any unreimbursed  Monthly  Advances,  made  on the  related  mortgage  loans  prior  to the  exercise  of such repurchase and (d) any  unreimbursed  costs and expenses of the Trustee,  the Custodian and the Securities
Administrator  payable in accordance  with the terms of the Agreement.  The Sponsor or such  designee,  if not the Master  Servicer or an affiliate,  shall be deemed to represent  that one of the following will be true  and  correct:  (i) the  exercise  of  such  option  shall  not  result  in a  non-exempt  prohibited transaction  under  ERISA or Section  4975 of the Code or (ii) the  Sponsor or such  designee is (A) not a party in interest  with respect to any Plan (as defined  below) and (B) is not a "benefit  plan  investor"
(other than a plan  sponsored or  maintained by the Sponsor or such  designee,  provided that no assets of such plan are  invested  or deemed to be invested  in the  Certificates).  If the holder of this option is unable to  exercise  such  option by  reason of the  preceding  sentence,  then the  Master  Servicer  may exercise such option.  Any such  repurchase  will result in the  retirement of, in the case of the group I mortgage loans,  all of the Group I Certificates,  in the case of the group II mortgage loans,  all of the
Group  II  Certificates  and in  the  case  of the  group  III  mortgage  loans,  all  of  the  Group  III
Certificates.  The trust may also be terminated  and the  Certificates  retired on any  distribution  date upon the Depositor's  determination,  based upon an opinion of counsel,  that the status of the trust fund as a REMIC has been lost or that a  substantial  risk  exists  that such  status will be lost for the then current  taxable year. In no event will the trust created by the Agreement  continue beyond the expiration of 21  years  from  the  death  of  the  survivor  of  the  persons  named  in  the  Agreement.  See  "The
Agreements—Termination; Retirement of Securities" in the prospectus.

                                     FEDERAL INCOME TAX CONSEQUENCES

General

         Upon the issuance of the Offered  Certificates,  Orrick,  Herrington & Sutcliffe LLP,  counsel to the  Depositor,  will  deliver its opinion  generally  to the effect that,  assuming  compliance  with all provisions of the Agreement,  for federal income tax purposes,  each REMIC election made by the Trust will qualify as a REMIC under the  Internal  Revenue Code of 1986  referred to herein as the Code.  The Offered
Certificates  will represent  ownership of regular  interests in a REMIC and are herein referred to as the
REMIC  Regular  Certificates.  The  Group I  Offered  Certificates  will also  represent  ownership  of an interest in the related cap contracts.  The Group I Offered  Certificates,  Class III-A-1,  Class III-A-2,
Class III-B-1,  Class III-B-2 and Class III-B-3  Certificates  will also  represent  certain rights to the payment  of Basis Risk  Shortfall  Carry-forward  Amounts.  See  "Characterization  of the Group I Offered
Certificates  and the Group III Offered  Certificates  (other than the Class III-X-1  Certificates)."  The
Class  III-X-1  Certificates  will also  represent  the  obligation to make payments of certain Basis Risk
Shortfall  Carry-forward  Amounts to the Class III-A-1,  Class III-A-2,  Class III-B-1,  Class III-B-2 and
Class III-B-3  Certificates.  See "Taxation of the Obligation Portion of the Class III-X-1  Certificates."
The interests  evidenced by the Residual  Certificates will be designated as the residual interests in the
REMICs.  All holders of REMIC Regular  Certificates  are advised to see "Federal Income Tax  Consequences"
in the prospectus for a discussion of the  anticipated  federal income tax  consequences  of the purchase, ownership and disposition of the REMIC Regular Certificates.

         The portions of the REMIC Regular  Certificates that represent  ownership of regular interests in a REMIC  generally  will be taxable as debt  obligations  under the Code,  and interest paid or accrued on those  portions of the REMIC Regular  Certificates,  including any original issue discount with respect to
any  REMIC   Regular   Certificates   issued   with   original   issue   discount,   will  be  taxable  to
certificateholders  in accordance with the accrual method of accounting,  regardless of their usual method of  accounting.  It is  anticipated  that,  for federal  income tax  purposes,  some of the REMIC  Regular
Certificates    may   be   issued   with   original   issue    discount.    See   "Federal    Income   Tax
Consequences—REMICS—Taxation  of Owners of REMIC  Regular  Certificates—Original  Issue  Discount"  in the
prospectus.  The Internal Revenue Service referred to herein as the IRS, has issued OID regulations  under
Sections  1271 to 1275 of the Code  generally  addressing  the treatment of debt  instruments  issued with original  issue  discount  referred to herein as the OID  Regulations.  All  purchasers  of REMIC  Regular
Certificates  are urged to consult  their tax advisors  for advice  regarding  the effect,  in any, of the original issue  discount  provisions  and  regulations on the purchase of the REMIC Regular  Certificates.
The  prepayment  assumption  that  will be used in  determining  the rate of  accrual  of  original  issue discount with respect to the Group I  Certificates  is 30% CPR, with respect to the Group II  Certificates is 25% CPR and  with  respect  to the  Group  III  Certificates  is 25%  CPR.  The  prepayment  assumption represents  a rate of payment of  unscheduled  principal  on a pool of  mortgage  loans,  expressed  as an annualized  percentage of the  outstanding  principal  balance of such mortgage  loans at the beginning of each period.  See "Yield on the  Certificates—Weighted  Average  Lives"  herein for a  description  of the prepayment  assumption  model used  herein.  However,  no  representation  is made as to the rate at which prepayments actually will occur.

         In  certain  circumstances  the  OID  Regulations  permit  the  holder  of a debt  instrument  to recognize  original issue discount under a method that differs from that used by the issuer.  Accordingly, it is  possible  that the  holder  of a REMIC  Regular  Certificate  may be able to  select  a method  for recognizing  original  issue  discount  that differs  from that used by the  Securities  Administrator  in preparing reports to the certificateholders and the IRS.

         Certain  classes  of the REMIC  Regular  Certificates  may be  treated  for  federal  income  tax purposes as having been issued at a premium.  Whether any holder of such a class of  Certificates  will be treated as holding a certificate  with  amortizable  bond premium will depend on such  certificateholder's purchase  price  and  the  distributions  remaining  to be made on  such  Certificate  at the  time of its acquisition by such  certificateholder.  Holders of such classes of Certificates  should consult their tax advisors  regarding the  possibility of making an election to amortize such premium.  See "Federal  Income
Tax  Consequences—REMICS—Taxation  of Owners of REMIC Regular  Certificates—Original  Issue  Discount" and
"—Premium" in the prospectus.

         We make no  representation  on  whether  the  Offered  Certificates  (or  what,  if any,  portion thereof) will  constitute  "real estate  assets" or whether the interest (or any portion)  thereon will be considered  "interest on obligations secured by mortgages on real property",  in each case for real estate investment  trusts. In addition,  we make no representation on whether the Offered  Certificates (or what, if any,  portion  thereof) will  constitute a "regular  interest in a REMIC" under section  7701(a)(19)(C)
for purposes of domestic building and loan associations.

         For further  information  regarding  the federal  income tax  consequences  of  investing  in the
Offered Certificates, see "Federal Income Tax Consequences—REMICS" in the prospectus.

Backup Withholding

         Pursuant  to the  Agreement,  the  Securities  Administrator  will  (i)  deliver  or  cause to be delivered a United States Internal  Revenue Service Form W-9 for the Trust or successor  applicable  form, or other  appropriate  United States tax forms as may be reasonably  required,  to the Cap Counterparty on or before the first  payment  date under the Cap  Contracts  and  thereafter  prior to the  expiration  or obsolescence of such form, (ii) request each Class B-IO  Certificateholder,  as required by the Agreement, to provide  certification  reasonably  acceptable to the Securities  Administrator  to enable the Trust to make  payments  on the Class B-IO  Certificates  without  U.S.  federal  backup  withholding  and (iii) as authorized by the Class B-IO  Certificateholders,  deliver such certification to the Cap Counterparty upon request.  If the above  obligations are satisfied,  under current law, no U.S. federal backup  withholding taxes will be required to be deducted or withheld from payments by the Cap  Counterparty  to the Trust. If any Class B-IO  Certificateholder  fails to provide  the forms  required  by clause  (ii)  above,  amounts otherwise  payable  by the Cap  Counterparty  under the Cap  Contracts  may be reduced on account of taxes withheld by the Cap Counterparty and/or the Securities Administrator.

Characterization  of the Group I Offered  Certificates and the Group III Offered  Certificates (other than the Class III-X-1 Certificates)

         All holders of the Group I Offered  Certificates  and the Group III Offered  Certificates  (other than the Class III-X-1  Certificates)  will be entitled (subject to specific  priorities and to the extent of related Basis Risk Shortfall  Carry-forward  Amounts,  Unpaid Realized Loss Amounts,  Current Interest,
Interest  Carry-forward  Amounts and Accrued  Certificate  Interest)  to receive as payments of Basis Risk
Shortfall  Carry-forward  Amounts  certain of the amounts  deposited into the Reserve Fund from the excess cash flow, certain amounts otherwise payable to the Class III-X-1  Certificates and the Cap Contracts,  as
applicable.  Accordingly,  holders  of the  Group  I  Offered  Certificates  and  the  Group  III  Offered
Certificates  (other than the Class III-X-1  Certificates) will be treated for federal income tax purposes as owning a regular  interest  in a REMIC and a  beneficial  ownership  interest  in the right to  receive payments in respect of Basis Risk  Shortfall  Carry-forward  Amounts,  which is not included in any REMIC.
The  treatment  of amounts  received by the  certificateholder  with  respect to such  certificateholder's right to receive Basis Risk  Shortfall  Carry-forward  Amounts as a result of the  application  of the Net
Rate  Cap  or  excess   amounts   from  the  Cap   Contracts   will   depend  upon  the  portion  of  such
certificateholder's purchase price allocable thereto. Under the REMIC regulations,  each holder of a Group
I Offered  Certificate or Group III Offered  Certificate (other than the Class III-X-1  Certificates) must allocate  its purchase  price for its  Certificate  between its  undivided  interest in the related  REMIC regular  interest  and its  interest  in the right to  receive  payments  in  respect  of any  Basis  Risk
Shortfall  Carry-forward  Amounts or excess amounts from the Cap Contracts in accordance with the relative fair market values of each property right.  Holders of the Group I Offered  Certificates  may also have to allocate  basis to the  Reserve  Fund on account of the right to receive  Unpaid  Realized  Loss  Amounts,
Current Interest and Interest  Carry-forward  Amounts,  although the Securities  Administrator  intends to treat such  payments as advances  (in which event it is likely that no basis  should be  allocated to such rights).  Such  allocations  will be used for,  among other  things,  purposes of  computing  any original issue discount,  market discount or premium,  as well as for determining  gain or loss on disposition.  No representation  is or will be made as to the relative  fair market  values  thereof.  Generally,  payments made to  Certificates  with respect to any Basis Risk  Shortfall  Carry-forward  Amounts or excess amounts from the Cap Contracts will be included in income based on, and the purchase price  allocated  thereto may be amortized in accordance with, the regulations  relating to notional  principal  contracts.  In the case of  non-corporate  holders  of the Group I Offered  Certificates  or the  Group III  Offered  Certificates
(other than the Class  III-X-1  Certificates)  the  amortization  of the purchase  price may be subject to limitations  as an itemized  deduction,  and may not be useable at all, if the  taxpayer is subject to the alternative  minimum tax.  However,  regulations  have been  proposed that modify the taxation of notional principal contracts that contain contingent  nonperiodic  payments. As the application of such regulations
(i.e.,  whether they apply, and if so, how they apply) are, at this time, unclear,  holders of the Group I
Offered  Certificates  should consult with their own tax advisors with respect to the proper  treatment of their interest in payments in respect of Basis Risk Shortfall Carry-forward Amounts.

         In  the  event  that  the  right  to  receive   payments  in  respect  of  Basis  Risk  Shortfall
Carry-forward  Amounts  is  characterized  as a  "notional  principal  contract"  for  federal  income tax purposes,  upon the sale of a related Group I Offered  Certificate or Group III Offered  Certificate,  the
amount of the sale  allocated to the selling  certificateholder's  right to receive such payments would be considered a "termination  payment" under the notional  principal  contract  regulations  allocable to the related certificate.  A selling  certificateholder  would have gain or loss from such a termination of the right to receive  distributions  in  respect  of such  payments  equal to (i) any  termination  payment it received or is deemed to have received  minus (ii) the  unamortized  portion of any amount paid, or deemed paid, by the  certificateholder  upon entering into or acquiring its interest in the right to receive such payments.

         Gain or loss realized upon the  termination of the right to receive  payments in respect of Basis
Risk  Shortfall  Carry-forward  Amounts will  generally be treated as capital gain or loss.  Moreover,  in the case of a bank or thrift  institution,  Internal Revenue Code Section 582(c) would likely not apply to treat such gain or loss as ordinary.

Taxation of the Obligation Portion of the Class III-X-1 Certificates

         Any  portion  of a  purchaser's  investment  in a  Class  III-X-1  Certificate  representing  the obligation  to pay  certain  Basis Risk  Shortfall  Carry-forward  Amounts to the other  Group III Offered
Certificateholders  treated by such purchaser as  representing an obligation to make payments under one or more cap agreements would be treated as an interest in a notional principal  contract.  To the extent that such  obligation had a negative value at the time of purchase,  the holder would be treated as having paid an amount equal its  purchase  price for the Class  III-X-1  Certificate  increased  by a positive  amount equal to the negative  value of such  obligation for the REMIC regular  interest  represented by the Class
III-X-1  Certificate  and to have  received  a payment  equal to such  positive  amount  as a premium  for assuming  such  obligation.  The  holders of the Class  III-X-1  Certificates  will be  required to accrue interest  payable  from the  REMICs  included  in the  Trust in  amounts  equal to the  excess  of (a) the weighted  average  of the net rates of the group III  mortgage  loans as  adjusted  to an  effective  rate reflecting  the accrual of interest on an  actual/360  basis over (b) the  weighted  average  pass-through rates of the Class III-A-1,  Class III-A-2,  Class III-B-1,  Class III-B-2 and Class III-B-3  Certificates
as of each distribution date,  weighted in proportion to the applicable  certificate  principal balance of each such class as of such distribution  date. The holders of the Class III-X-1  Certificates will then be treated as having a payment  obligation  under a cap  agreement  for that period in an amount equal to any
Basis Risk  Shortfall  Carry-forward  Amounts for the related Class III Offered  Certificates  (other than the Class III-X-1  Certificates).  The Swap  Regulations  specify rules for accounting for income from and deduction  of payments  made under  obligations  such as the cap  agreement.  Under the Swap  Regulations, deductions  in  respect of the  obligation  to make  payments  under a cap  agreement  would be taken into account for the taxable  period to which they relate,  which  generally  would  approximate  accrual basis accounting  regardless of an investor's usual method of tax accounting.  Such deductions would be ordinary deductions.  The Swap  Regulations  further  provide  that an investor  would take into income any premium received for the  obligation to make  payments  under a cap  agreement  over the term of that  obligation, generally  by  allocating  it to each  period in  accordance  with the prices of a series of  cash-settled option  agreements that reflect the specified index and notional amount (i.e.,  any excess of the weighted average of the net rates of the group III mortgage  loans over the  weighted  average  pass-through  rates of the Class  III-A-1,  Class  III-A-2,  Class  III-B-1,  Class  III-B-2 and Class  III-B-3  Certificates,
weighted in  proportion  to the  applicable  certificate  principal  balance of each such class as of such distribution  date)  expiring in each period.  Under the Swap  Regulations,  straight-line  or accelerated amortization  generally would be impermissible.  The Swap Regulations also permit a simplified alternative allocation  methodology  called the "level  payment  method,  under  which the  premium  allocable  to the obligation  to make payments  under a cap agreement  would be allocated to each period on the basis of the principal  portion of each of a series of equal payments  having a discounted  present value equal to such premium.  There is no explicit  authority with respect to the character of such  amortization  inclusions, although they are generally regarded as ordinary items.  Payments made by the Trust to  certificateholders in respect of the cap  agreement and  allocable to investors in the Class  III-X-1  Certificates  that are individuals may be treated as investment  expenses subject to the limitations on deductibility  imposed by
Section 67 of the Internal Revenue Code.

         Holders of the Class  III-X-1  Certificates  should be aware that the effect of allocating to the
REMIC regular  interest  portion of their  certificate a purchase  price in excess of their purchase price for the entire  certificate would be to decrease the amount of OID associated with their  certificate.  It is  expected  that an  investor's  amortization  of any  portion  of the  premium  they are deemed to have received for the  obligation to make payments  under a cap agreement  would offset such  reduction in OID, but the degree of offset in any given  period would depend upon the  applicable  amortization  methodology and upon the treatment of such  amortization as an inclusion in ordinary income,  each as discussed above.
Although  dependent  upon the  applicable  discount rate, the annual amount of offset should be relatively complete in the case of an investor  amortizing  the premium  allocable to the obligation to make payments under a cap agreement under the "level payment method described above.

         On disposing of a Class III-X-1  Certificate,  a holder will  recognize gain or loss with respect to the  related  REMIC  regular  interest,  and  separately  will be deemed  to have made a payment  to be relieved of the obligation to make payments  under a cap  agreement.  The gain or loss with respect to the
REMIC  regular  interest  will be the excess of the amount  deemed  realized in respect  thereof  over its adjusted  basis;  the amount realized will be the sale price for the Class III-X-1  Certificate  increased by a positive  amount equal to the negative  value of the  obligation  under the cap agreement at the time of  disposition.  Such gain or loss  generally  will be  capital  gain or loss,  the term of which will be based on the period  such  holder  held the  certificate.  The deemed  payment to be  relieved  of the cap agreement  obligation  will  equal a  positive  amount  corresponding  to the  negative  value  of the cap agreement  obligation.  There  is  limited  authority  on the  treatment  of any such  payment,  or on the treatment  of any  unamortized  premium  received by the holder in  connection  with  undertaking  the cap agreement  obligation  upon acquiring the Class III-X-1  Certificate,  although such items likely would be current  items of income and deduction at the time of the  disposition.  Although it is expected that such payment  would give rise to an ordinary  deduction,  the Internal  Revenue  Service  could contend that it represents  a capital  loss.  Likewise,  although it is expected  that the  unamortized  premium  would be treated  as  ordinary  income,  it is  possible  that it  could  constitute  capital  gain.  As a  result, prospective  investors are cautioned to consult  their own advisors on the  appropriate  character of such income and  deduction.  Further,  to the extent that the deemed  payment  constitutes  an item of ordinary deduction,  it may be subject to the  limitations on  deductibility  imposed by Section 67 of the Internal
Revenue Code as discussed above.

Penalty Protection

         If penalties were asserted against  purchasers of the Certificates  offered  hereunder in respect of their treatment of the  Certificates  for tax purposes,  the summary of tax  considerations  contained, and the  opinions  stated,  herein  and in the  prospectus  may not  meet  the  conditions  necessary  for purchasers' reliance on that summary and those opinions to exculpate them from the asserted penalties.

                                          METHOD OF DISTRIBUTION

         Subject  to the terms  and  conditions  set  forth in the  underwriting  agreement,  the  Offered
Certificates,  are being  purchased from the Depositor by the Underwriter  upon issuance.  The Underwriter is an  affiliate  of the  Depositor  and the  Sponsor.  The  Offered  Certificates  will be offered by the
Underwriter  (only as and if issued and  delivered to and accepted by the  Underwriter)  from time to time in negotiated  transactions or otherwise at varying prices to be determined at the time of sale.  Proceeds to the  Depositor  are expected to be  approximately  101.08% of the  aggregate  principal  balance of the
Offered  Certificates,  as of the Cut-off  Date,  plus  accrued  interest  thereon,  but before  deducting expenses  payable by the Depositor in connection with the Offered  Certificates  which are estimated to be approximately $1,490,000.

         The Depositor  will  indemnify the  Underwriter  against  certain  civil  liabilities,  including liabilities  under the Securities Act of 1933, as amended,  or will contribute to payments the Underwriter may be required to make in respect thereof.

         The Underwriter  may effect these  transactions  by selling the  underwritten  certificates to or through  dealers,  and those  dealers  may receive  compensation  in the form of  underwriting  discounts, concessions or commissions  from the  underwriter  for whom they act as agent. In connection with the sale of the underwritten  certificates,  the Underwriter may be deemed to have received  compensation  from the
Depositor in the form of  underwriting  compensation.  The  Underwriter  and any dealers that  participate with the  underwriters in the  distribution of the related  underwritten  certificates may be deemed to be underwriters  and any  profit on the resale of the  underwritten  certificates  positioned  by them may be deemed to be underwriting discounts and commissions under the Securities Act.

                                             SECONDARY MARKET

         There is currently no  secondary  market for the  Certificates  and no  assurances  are made that such a market will develop.  The  Underwriter  intends to establish a market in the Offered  Certificates, but is not obligated to do so. Any such market, even if established, may or may not continue.

         The primary source of  information  available to investors  concerning  the Offered  Certificates will be the monthly statements  discussed in the prospectus under  "Description of the  Securities—Reports to  Securityholders" in this prospectus  supplement,  which will include information as to the Certificate
Principal  Balance  of  the  Offered  Certificates  and  the  status  of the  applicable  form  of  credit
enhancement.   There  can  be  no  assurance  that  any  additional   information  regarding  the  Offered
Certificates will be available  through any other source.  In addition,  the Depositor is not aware of any source through which price  information about the Offered  Certificates will be generally  available on an ongoing basis. The limited nature of information  regarding the Offered  Certificates may adversely affect the  liquidity  of the  Offered  Certificates,  even if a secondary  market for the  Offered  Certificates becomes available.

                                              LEGAL OPINIONS

         Legal  matters  relating to the Offered  Certificates  will be passed upon for the  Depositor and the Underwriter by Orrick, Herrington & Sutcliffe LLP, New York, New York.

                                            LEGAL PROCEEDINGS

         There are no  material  legal  proceedings  pending  against  the  Depositor,  the  Trustee,  the
Securities  Administrator,  the Issuing Entity, any 20% concentration originator or the Custodian, or with respect to which the property of any of the foregoing  transaction  parties is subject,  that are material to the  certificateholders.  No legal  proceedings  against any of the  foregoing  transaction  parties is known to be contemplated  by governmental  authorities,  that are material to the  certificateholders.  We refer you to "The Sponsor" and  "Servicing of the Mortgage  Loans—The  Servicer" for a description  of the legal proceedings against the Sponsor and the Servicer.

                           AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS

         The Sponsor,  the Issuing Entity, the underwriter,  the Cap Counterparty,  Master Funding LLC and the  Depositor  are  affiliated  parties.  The  Master  Servicer,  the  Securities  Administrator  and the
Custodian  are the  same  entity  and are  affiliated  with  Wells  Fargo  Bank,  N.A.,  as  Servicer  and
Originator.  There are no  affiliations  between the  Sponsor,  the  Depositor,  the  underwriter,  Master
Funding  LLC or the  Issuing  Entity and any of the  Trustee,  the  Securities  Administrator,  the Master
Servicer,  any 10% concentration  originator (other than EMC), any 10% concentration  servicer (other than
EMC) or the  Custodian.  There are no  affiliations  among  the  Master  Servicer,  the  Trustee,  any 10%
concentration  originator  or any 10%  concentration  servicer  (other than Wells Fargo  Bank).  There are currently no business  relationships,  agreements,  arrangements,  transactions or understandings  between
(a) the Sponsor, the Depositor, the underwriter,  the Cap Counterparty,  Master Funding LLC or the Issuing
Entity and (b) any of the  parties  referred  to in the  preceding  sentence,  or any of their  respective affiliates,  that were  entered into  outside the normal  course of business or that  contain  terms other than  would be  obtained  in an arm's  length  transaction  with an  unrelated  third  party  and that are material to the investor's  understanding  of the  Certificates,  or that,  except as otherwise  disclosed herein,  relate to the Certificates or the pooled assets.  Except as otherwise  disclosed  herein, no such business relationship,  agreement,  arrangement,  transaction or understanding has existed during the past two years.

                                                 RATINGS

         It is a  condition  to the  issuance  of each class of Offered  Certificates  that it receives at least the ratings set forth below from S&P and Moody's.

Offered Certificates             S&P       Moody's
_____________________________________________________
        Class I-A-1              AAA         Aaa
        Class I-A-2              AAA         Aaa
        Class I-M-1              AA          Aa2
        Class I-M-2               A          A2
        Class I-B-1              BBB        Baa2
        Class I-B-2             BBB-        Baa3
        Class II-A-1             AAA         Aaa
        Class II-A-2             AAA         Aa1
        Class II-X-1             AAA         Aaa
        Class II-B-1             AA          Aa2
       Class II-BX-1             AA          Aa2
        Class II-B-2              A          A2
       Class II-BX-2              A          A2
        Class II-B-3             BBB        Baa2
       Class III-A-1             AAA         Aaa
       Class III-A-2             AAA         Aaa
       Class III-X-1             AAA         Aaa
       Class III-B-1             AA          Aa2
       Class III-B-2              A          A2
       Class III-B-3             BBB        Baa2

         The  ratings  assigned  by S&P and  Moody's to  mortgage  pass-through  certificates  address the likelihood of the receipt of all  distributions  on the mortgage  loans by the related  certificateholders under the  agreements  pursuant to which such  certificates  were issued.  S&P's and Moody's  ratings take into  consideration  the  credit  quality of the  related  mortgage  pool,  structural  and legal  aspects associated  with such  certificates,  and the extent to which the payment  stream in the mortgage  pool is adequate  to  make  payments  required  under  such  certificates.  S&P's  and  Moody's  ratings  on  such certificates do not, however, constitute a statement regarding frequency of prepayments on the mortgages.

         The  ratings  of the  Rating  Agencies  do not  address  the  possibility  that,  as a result  of principal prepayments or recoveries certificateholders might suffer a lower than anticipated yield.

         The ratings assigned to the Offered  Certificates should be evaluated  independently from similar ratings on other types of securities.  A rating is not a  recommendation  to buy, sell or hold  securities and may be subject to revision or withdrawal at any time by the Rating Agencies.

         The Depositor has not requested a rating of the Offered  Certificates  by any rating agency other than the Rating  Agencies.  However,  there can be no assurance as to whether any other rating agency will rate  the  Offered  Certificates  or,  in such  event,  what  rating  would  be  assigned  to the  Offered
Certificates  by such other  rating  agency.  The  ratings  assigned  by such other  rating  agency to the
Offered Certificates may be lower than the ratings assigned by the Rating Agencies.

         The fees paid by the  Depositor  to the  Rating  Agencies  at closing  include a fee for  ongoing surveillance  by the  Rating  Agencies  for so long as any  Certificates  are  outstanding.  However,  the
Rating  Agencies are under no  obligation  to the  Depositor to continue to monitor or provide a rating on the Certificates.

                                             LEGAL INVESTMENT

         The Offered  Certificates  (other than the Class I-M-2,  Class I-B-1,  Class I-B-2, Class II-B-2,
Class II-BX-2,  Class II-B-3,  Class III-B-2 and Class III-B-3  Certificates)  will  constitute  "mortgage related  securities"  for purposes of the Secondary  Mortgage  Market  Enhancement Act of 1984 referred to herein as SMMEA so long as they are rated in one of the two  highest  rating  categories  by a  nationally recognized  statistical  rating  organization and, as such, will be legal investments for certain entities to the extent  provided in SMMEA,  subject to state laws  overriding  SMMEA.  Certain  states have enacted legislation  overriding the legal  investment  provisions of SMMEA. It is not  anticipated  that the Class
I-M-2,  Class I-B-1,  Class I-B-2,  Class II-B-2,  Class  II-BX-2,  Class II-B-3,  Class III-B-2 and Class
III-B-3  Certificates  will be rated in one of the two highest  rating  categories  and therefore will not constitute  "mortgage  related  securities"  for purposes of SMMEA.  The Class I-M-2,  Class I-B-1,  Class
I-B-2,  Class II-B-2,  Class  II-BX-2,  Class II-B-3,  Class  III-B-2 and Class  III-B-3  Certificate  are
referred to herein as the  Non-SMMEA  Certificates.  The  appropriate  characterization  of the  Non-SMMEA
Certificates  under various legal investment  restrictions,  and thus the ability of investors  subject to these  restrictions  to purchase  Non-SMMEA  Certificates,  may be subject to  significant  interpretative uncertainties.

         The Office of Thrift  Supervision  referred to herein as the OTS has issued Thrift Bulletins 73a, entitled  "Investing  in  Complex  Securities"  referred  to herein as TB 73a,  which is  effective  as of
December  18,  2001  and  applies  to  savings  associations  regulated  by the  OTS,  and  13a,  entitled
"Management of Interest Rate Risk, Investment Securities,  and Derivatives  Activities" referred to herein as TB 13a,  which is effective  as of December 1, 1998,  and applies to thrift  institutions  regulated by the OTS.

         One of the primary  purposes of TB 73a is to require  savings  associations,  prior to taking any investment  position,  to determine that the investment  position meets  applicable  regulatory and policy requirements  (including those set forth TB 13a (see below)) and internal guidelines,  is suitable for the institution,  and is  safe  and  sound.  The  OTS  recommends,  with  respect  to  purchases  of  specific securities,  additional analysis,  including,  among others, analysis of repayment terms, legal structure, expected  performance of the Issuing  Entity and any underlying  assets as well as analysis of the effects of payment  priority,  with respect to a security  which is divided into  separate  tranches  with unequal payments, and collateral investment  parameters,  with respect to a security that is prefunded or involves a  revolving  period.  TB 73a  reiterates  the OTS's  due  diligence  requirements  for  investing  in all securities and warns that if a savings  association  makes an investment that does not meet the applicable regulatory  requirements,  the savings  association's  investment  practices will be subject to criticism, and the OTS may require  divestiture  of such  securities.  The OTS also  recommends,  with  respect to an investment in any "complex  securities,"  that savings  associations  should take into account quality and suitability,  interest rate risk, and  classification  factors.  For the purposes of each of TB 73a and TB
13a,  "complex  security"  includes  among other things any  collateralized  mortgage  obligation  or real estate  mortgage  investment  conduit  security,  other than any  "plain  vanilla"  mortgage  pass-through security (that is,  securities  that are part of a single class of securities in the related pool that are
non-callable  and  do  not  have  any  special  features).   Accordingly,   all  classes  of  the  Offered
Certificates  would  likely be viewed as "complex  securities."  With  respect to quality and  suitability factors,  TB 73a warns (i) that a savings  association's  sole  reliance on outside  ratings for  material purchases  of  complex  securities  is an unsafe and  unsound  practice,  (ii) that a savings  association should only use ratings and analyses from nationally  recognized  rating agencies in conjunction with, and in  validation  of,  its own  underwriting  processes,  and (iii)  that it  should  not use  ratings  as a substitute  for its own thorough  underwriting  analyses.  With respect the interest rate risk factor,  TB
73a recommends that savings associations should follow the guidance set forth in TB 13a.

         One of the primary  purposes  of TB 13a is to require  thrift  institutions,  prior to taking any investment  position,  to (i) conduct a pre-purchase  portfolio  sensitivity analysis for any "significant transaction"  involving  securities  or  financial  derivatives,  and (ii)  conduct a  pre-purchase  price sensitivity  analysis of any "complex security" or financial  derivative.  The OTS recommends that while a thrift institution should conduct its own in-house  pre-acquisition  analysis,  it may rely on an analysis conducted  by an  independent  third-party  as long as  management  understands  the  analysis and its key assumptions.  Further,  TB 13a recommends that the use of "complex securities with high price sensitivity"
be limited to  transactions  and  strategies  that lower a thrift  institution's  portfolio  interest rate risk.  TB 13a  warns  that  investment  in  complex  securities  by thrift  institutions  that do not have adequate  risk  measurement,  monitoring  and control  systems may be viewed by OTS examiners as an unsafe and unsound practice.

         All investors whose  investment  activities are subject to legal  investment laws and regulations or to review by certain  regulatory  authorities  may be  subject to  restrictions  on  investment  in the
Certificates.  Any such  institution  is  encouraged  to consult  its own legal  advisors  in  determining whether and to what extent there may be  restrictions  on its ability to invest in the  Certificates.  See
"Legal Investment Matters" in the prospectus.

                                           ERISA CONSIDERATIONS

         Fiduciaries  of employee  benefit  plans  subject to Title I of the  Employee  Retirement  Income
Security Act of 1974,  as amended  (referred  to herein as ERISA),  should  consider  the ERISA  fiduciary investment  standards before authorizing an investment by any such plan in the Certificates.  In addition, fiduciaries  of employee  benefit  plans  subject to Title I of ERISA,  as well as certain  plans or other retirement  arrangements  that are not subject to Title I of ERISA but are subject to Section  4975 of the
Code  (such as  individual  retirement  accounts  and  Keogh  plans  covering  only a sole  proprietor  or partners),  or any entity  whose  underlying  assets  include  plan  assets by reason of a plan or account investing  in such entity,  including  an insurance  company  general  account  (collectively  referred to herein as  Plan(s)),  are  encouraged  to  consult  with  their  legal  counsel  to  determine  whether an investment  in the  Certificates  will cause the assets of the Trust  (referred to herein as Trust Assets)
to be considered  plan assets  pursuant to the plan asset  regulations set forth at 29 C.F.R. § 2510.3-101
(referred  to  herein  as the Plan  Asset  Regulations),  thereby  subjecting  the Plan to the  prohibited transaction  rules with respect to the Trust Assets and the Trustee,  the Master Servicer or the Servicers
to the fiduciary  investments  standards of ERISA,  or cause the excise tax  provisions of Section 4975 of the Code to apply to the Trust  Assets,  unless an exemption  granted by the United  States  Department of
Labor  (referred  to  herein as the DOL)  applies  to the  purchase,  sale,  transfer  or  holding  of the
Certificates.

         The  DOL has  issued  Prohibited  Transaction  Exemption  90-30  (as  most  recently  amended  by
Prohibited  Transaction  Exemption  2002-41)  (referred to herein as the  Underwriter's  Exemption) to the
Underwriter which may apply to the Offered  Certificates.  However,  the Underwriter's  Exemption contains a number of conditions which must be met for the exemption to apply,  including the requirements  that (i)
the investing  Plan must be an  "accredited  investor" as defined in Rule 501(a)(1) of Regulation D of the
Securities and Exchange  Commission  under the Securities Act and (ii) the Offered  Certificates  be rated at least "BBB-" (or its  equivalent)  by Fitch Inc., or Fitch,  S&P or Moody's,  at the time of the Plan's purchase,  provided  that no Mortgage  Loan has an LTV in excess of 100% on the Closing  Date.  See "ERISA
Considerations" in the prospectus.  The DOL amended the Underwriter's  Exemption in Prohibited Transaction
Exemption  2002-41 (67 Fed. Reg.  54487,  September  22, 2002) to allow the trustee to be affiliated  with the underwriter in spite of the restriction in PTE 2000-58 to the contrary.

         The Underwriter's  Exemption is expected to apply to the Offered Subordinate  Certificates if the conditions  described  above are satisfied.  Therefore,  each  beneficial  owner of a Offered  Subordinate
Certificate or any interest therein shall be deemed to have  represented,  by virtue of its acquisition or holding of that  Certificate  or interest  therein,  that either (i) that  Certificate  was rated at least
"BBB-" at the time of purchase,  (ii) such beneficial  owner is not a benefit plan investor,  or (iii) (1)
it is an insurance  company,  (2) the source of funds used to acquire or hold the  certificate or interest therein is an "insurance  company general account," as such term is defined in DOL Prohibited  Transaction
Class  Exemption  ("PTCE")  95-60,  and (3) the  conditions  in Sections I and III of PTCE 95-60 have been satisfied.

         If any  Subordinate  Certificate or any interest  therein is acquired or held in violation of the conditions  described in the preceding  paragraph,  the next preceding permitted  beneficial owner will be treated as the beneficial  owner of that Subordinate  Certificate,  retroactive to the date of transfer to the purported  beneficial  owner.  Any purported  beneficial  owner whose  acquisition  or holding of that
Certificate  or interest  therein was effected in violation of the  conditions  described in the preceding paragraph  shall  indemnify and hold harmless the Depositor,  the Trustee,  the Securities  Administrator,
the  Master  Servicer,  a  Servicer,  any  subservicer,  and  the  trust  from  and  against  any  and all liabilities,  claims,  costs or expenses  incurred  by those  parties as a result of that  acquisition  or holding.

         Before  purchasing an Offered  Certificate,  a fiduciary of a Plan should itself confirm that the
Certificate  constitutes  "securities" for purposes of the  Underwriter's  Exemption and that the specific and  general  conditions  of the  Underwriter's  Exemption  and the  other  requirements  set forth in the
Underwriter's  Exemption would be satisfied.  The Residual Certificates do not satisfy the requirements of the  Underwriter's  Exemption  and may not be  purchased  by or on behalf of, or with plan  assets of, any
Plan.  Any Plan  fiduciary  that  proposes  to cause a Plan to purchase a  Certificate  is  encouraged  to consult with its counsel with respect to the potential  applicability  to such investment of the fiduciary responsibility  and  prohibited  transaction  provisions  of  ERISA  and  Section  4975 of the Code to the proposed  investment.  For further  information  regarding  the ERISA  considerations  of investing in the
Certificates, see "ERISA Considerations" in the prospectus.

         A  governmental  plan, as defined in Section  3(32) of ERISA,  is not subject to Title I of ERISA or Section 4975 of the Code.  However,  such governmental plan may be subject to Federal,  state and local law,  which is, to a material  extent,  similar to the  fiduciary  provisions  of ERISA or Section 4975. A fiduciary  of a  governmental  plan  should  make  its  own  determination  as to the  propriety  of  such investment under applicable fiduciary or other investment standards.

         The sale of any  Certificates  to a Plan is in no  respect a  representation  by the  Underwriter that such an  investment  meets all  relevant  legal  requirements  with respect to  investments  by Plans generally or any  particular  Plan or that such an investment is  appropriate  for Plans  generally or any particular Plan.

                                          AVAILABLE INFORMATION

         The  Depositor  is  subject  to  the  informational  requirements  of  the  Exchange  Act  and in accordance  therewith  files  reports  and  other  information  with the  Commission.  Reports  and  other information  filed by the Depositor can be inspected and copied at the Public  Reference  Room  maintained by the Commission at 100 F Street NE,  Washington,  DC 20549, and its Regional Offices located as follows:
Chicago  Regional  Office,  500 West  Madison,  14th Floor,  Chicago,  Illinois  60661;  New York Regional
Office,  233  Broadway,  New York,  New York 10279.  Copies of the material can also be obtained  from the
Public Reference  Section of the Commission,  100 F Street NE,  Washington,  DC 20549, at prescribed rates and electronically  through the Commission's  Electronic Data Gathering,  Analysis and Retrieval system at the Commission's  Website  (http://www.sec.gov).  Information  about the operation of the Public Reference
Room may be obtained by calling the Securities  and Exchange  Commission at (800)  SEC-0330.  Exchange Act
reports as to any series filed with the  Commission  will be filed under the Issuing  Entity's  name.  The
Depositor does not intend to send any financial reports to certificate holders.

         The Issuing  Entity's annual reports on Form 10-K (including  reports of assessment of compliance with  the AB  Servicing  Criteria,  attestation  reports,  and  statements  of  compliance,  discussed  in
"Description  of the  Certificates,"  "Reports  to  Certificateholders"  and  "Servicing  of the  Mortgage
Loans—Evidence  as to  Compliance",  required  to be filed under  Regulation  AB),  periodic  distribution reports on Form 10-D,  certain current reports on Form 8-K and amendments to those reports,  together with such other  reports  to  certificate  holders  or  information  about the  certificate  as shall have been prepared and filed with the  Commission by the Securities  Administrator  will be posted on the Securities
Administrator's  internet  web site as soon as  reasonably  practicable  after it has been  electronically filed with, or furnished to, the Commission.  The address of the website is: www.ctslink.com.

                                      REPORTS TO CERTIFICATEHOLDERS

         So long as the Issuing  Entity is required to file reports under the Exchange Act,  those reports will be made available as described above under "Available Information".
         If the Issuing  Entity is no longer  required to file reports  under the Exchange  Act,  periodic distribution  reports will be posted on the  Securities  Administrator's  website  referenced  above under
"Available  Information"  as soon as  practicable.  Annual reports of assessment of compliance with the AB
Servicing  Criteria,  attestation  reports,  and  statements of compliance  will be provided to registered holders of the  related  securities  upon  request  free of charge,  if not  available  on the  Securities
Administrator's   website.   See  "Servicing  of  the  Mortgage   Loans—Evidence  as  to  Compliance"  and
"Description of the Certificates—Reports to Certificateholders."

                                INCORPORATION OF INFORMATION BY REFERENCE

         There are  incorporated  into this  prospectus  supplement by reference all documents,  including but not limited to the financial  statements  and reports filed or caused to be filed or  incorporated  by reference by the depositor  with respect to a trust fund pursuant to the  requirements  of Sections  13(a)
or 15(d) of the Exchange Act,  prior to the  termination  of the offering of the Offered  Certificates  of the related  series.  All  documents  subsequently  filed by the Depositor  pursuant to Sections  13(a) or
15(d) of the  Exchange  Act in respect of any  offering  prior to the  termination  of the offering of the
Certificates shall also be deemed incorporated by reference into this prospectus supplement.

         The  Depositor  will provide or cause to be provided  without  charge to each person to whom this prospectus  supplement  is  delivered  in  connection  with the offering of one or more classes of Offered
Certificates,  upon written or oral request of the person,  a copy of any or all the reports  incorporated in this  prospectus  supplement,  in each case to the  extent  the  reports  relate to one or more of such classes of the Offered  Certificates,  other than the exhibits to the  documents,  unless the exhibits are specifically  incorporated  by  reference  in the  documents.  Requests  should be  directed in writing to
Structured Asset Mortgage  Investments II Inc., 383 Madison Avenue,  New York, New York 10179,  Attention:
Secretary,  or by telephone at (212) 272-2000.  The Depositor has determined that its financial statements will not be material to the offering of any Offered Certificates.

                                                 GLOSSARY

         Below are  abbreviated  definitions  of  significant  capitalized  terms used in this  prospectus supplement.  Capitalized  terms used in this  prospectus  supplement  but not  defined in this  prospectus supplement  shall have the meanings  assigned to them in the  accompanying  prospectus.  The Agreement and
Mortgage Loan Purchase  Agreement  may each contain more  complete  definitions  of the terms used in this prospectus  supplement and reference should be made to those agreements for a more complete  understanding of these terms.

Accrued  Certificate  Interest — With respect to the Group II Certificates  and the Group III Certificates
of any class on any  distribution  date,  is equal to the amount of  interest  accrued  during the related
Interest  Accrual Period at the  applicable  Pass-Through  Rate on the  Certificate  Principal  Balance or
Notional Amount, as applicable,  of such Certificate  immediately  prior to such  distribution  date, less
(1) in the case of a Group II Senior  Certificate  or Group III  Senior  Certificate,  such  Certificate's share of (a)  Prepayment  Interest  Shortfalls  on the mortgage  loans in the related  Loan Group,  to the extent not covered by  Compensating  Interest  paid by a Servicer  or the Master  Servicer,  (b)  interest shortfalls on the mortgage loans in the related Loan Group  resulting  from the  application of the Relief
Act or  similar  state law and (c) after the  applicable  Cross-Over  Date,  the  interest  portion of any
Realized  Losses  on the  mortgage  loans  in the  related  Loan  Group,  (2) in the  case of a  Group  II
Subordinate Certificate or Group III Subordinate  Certificate,  such Certificate's share of (a) Prepayment
Interest  Shortfalls  on the  mortgage  loans in the  related  Loan  Group,  to the extent not  covered by
Compensating  Interest paid by a Servicer or the Master Servicer,  (b) interest shortfalls on the mortgage loans in the related Loan Group  resulting  from the  application  of the Relief Act or similar  state law and (c) the interest  portion of any Realized Losses on the mortgage loans in the related Loan Group,  and
(3) in the case of the Class III-X-1  Certificates,  the amount of any Basis Risk Shortfall  Carry-forward
Amounts  due to the Class  III-A-1,  Class  III-A-2,  Class  III-B-1,  Class  III-B-2  and  Class  III-B-3
Certificates.   The  applicable  Senior  Percentage  of  Prepayment   Interest   Shortfalls  and  interest
shortfalls  resulting from the  application of the Relief Act will be allocated  among the Group II Senior
Certificates and the Group III Senior  Certificates in the related  Certificate Group in proportion to the amount of Accrued  Certificate  Interest  that would have been  allocated  thereto in the  absence of such shortfalls.  The  applicable  Subordinate  Percentage  of  Prepayment  Interest  Shortfalls  and  interest shortfalls  resulting  from the  application  of the  Relief  Act will be  allocated  among  the  Group II
Subordinate  Certificates  and the Group III  Subordinate  Certificates  in  proportion  to the  amount of
Accrued  Certificate  Interest that would have been allocated  thereto in the absence of such  shortfalls.
Accrued  Certificate  Interest on the Group II  Certificates,  the Class  III-X-1,  Class  III-B-4,  Class
III-B-5  and Class  III-B-6  Certificates  is  calculated  on the basis of a 360-day  year  consisting  of twelve 30-day  months.  Accrued  Certificate  Interest with respect to the Group III Offered  Certificates
(other than the Class  III-X-1  Certificates)  is calculated on the basis of a 360-day year and the actual number of days elapsed during the related interest accrual period.  No Accrued  Certificate  Interest will be  payable  with  respect  to any  class of Group II  Certificates  or Group III  Certificates  after the distribution  date on which the outstanding  Certificate  Principal  Balance of such  Certificate has been reduced to zero.

Aggregate  Subordinate  Optimal  Principal Amount — The Group II Aggregate  Subordinate  Optimal Principal
Amount or the Group III Aggregate Subordinate Optimal Principal Amount, as applicable.

Agreement — The Pooling and Servicing  Agreement,  dated as of December 1, 2006, among the Depositor,  the
Sponsor,  Wells Fargo Bank, National  Association,  as master servicer and securities  administrator,  and the Trustee.

Allocable Share — With respect to (i) any class of Group II Subordinate  Certificates on any  distribution date will  generally  equal such class's pro rata share  (based on the  Certificate  Principal  Balance of each class entitled thereto) of the Group II Aggregate  Subordinate  Optimal  Principal Amount;  provided, however,  that no  class  of  Group  II  Subordinate  Certificates  (other  than  the  class  of  Group II
Subordinate  Certificates  with the lowest  numerical  designation)  shall be entitled on any distribution date to  receive  distributions  pursuant  to  clauses  (2),  (3) and (5) of the  definition  of  Group II
Subordinate  Optimal  Principal  Amount unless the Class Prepayment  Distribution  Trigger for the related class is satisfied for such  distribution  date and (ii) any class of Group III  Subordinate  Certificates on any  distribution  date will  generally  equal such  class's pro rata share  (based on the  Certificate
Principal  Balance  of each  class  entitled  thereto)  of the Group  III  Aggregate  Subordinate  Optimal
Principal Amount;  provided,  however, that no class of Group III Subordinate Certificates (other than the class of Group III Subordinate  Certificates with the lowest numerical  designation)  shall be entitled on any distribution date to receive  distributions  pursuant to clauses (2), (3) and (5) of the definition of
Group III Subordinate  Optimal Principal Amount unless the Class Prepayment  Distribution  Trigger for the related  class  is  satisfied  for  such  distribution  date.  Notwithstanding  the  foregoing,  if on any distribution date the Certificate  Principal Balance of any class of Group II Subordinate  Certificates or
Group III  Subordinate  Certificates  for which the  related  Class  Prepayment  Distribution  Trigger was satisfied on such distribution  date is reduced to zero, any amounts  distributable to such class pursuant to clauses (2), (3) and (5) of the definition of Group II Subordinate  Optimal  Principal  Amount or Group
III Subordinate  Optimal Principal Amount to the extent of such class's remaining  Allocable Share,  shall be distributed  to the remaining  classes of Group II Subordinate  Certificates  or Group III  Subordinate
Certificates,   as  applicable,   in  reduction  of  their  respective   Certificate  Principal  Balances,
sequentially, in the order of their numerical Class designations.

Applied  Realized Loss Amount — With respect to any class of Group I Offered  Certificates and Class I-B-3
Certificates and as to any  distribution  date, the sum of the Realized Losses with respect to the group I mortgage loans,  which have been applied in reduction of the Certificate  Principal Balance of such class, in an amount equal to the amount,  if any, by which, (i) the aggregate  Certificate  Principal  Balance of all of the Group I Certificates  (after all distributions of principal on such distribution  date) exceeds
(ii) the aggregate Stated Principal Balance of the group I mortgage loans for such distribution date.

Available Funds — (A) With respect to the group II mortgage loans,  for any  distribution  date, an amount which generally includes,  (1) all previously  undistributed  payments on account of principal  (including the  principal  portion  of  Monthly  Payments,  Principal  Prepayments  and the  principal  amount of Net
Liquidation  Proceeds) and all  previously  undistributed  payments on account of interest  received after the  Cut-Off  Date and on or prior to the  related  Determination  Date,  in each case,  from the group II mortgage loans, (2) any Monthly Advances and  Compensating  Interest  Payments made by the Master Servicer or a Servicer for such  distribution  date in respect of the group II  mortgage loans, and (3) any amounts reimbursed  by the Master  Servicer in  connection  with losses on certain  eligible  investments  for the group II mortgage loans,  net of (x) fees payable to, and amounts  reimbursable  to, the Master  Servicer, the Servicers, the Securities  Administrator,  the Trustee and the Custodian allocable to Loan Group II as provided in the Agreement and (y) investment earnings on amounts on deposit in the Distribution Account.

         (B) With respect to the group III mortgage  loans,  for any  distribution  date,  an amount which generally  includes,  (1) all  previously  undistributed  payments on account of principal  (including the principal portion of Monthly Payments,  Principal  Prepayments and the principal amount of Net Liquidation
Proceeds) and all  previously  undistributed  payments on account of interest  received  after the Cut-Off
Date and on or prior to the related  Determination  Date, in each case, from the group III mortgage loans,
(2) any Monthly  Advances and  Compensating  Interest  Payments made by the Master  Servicer or a Servicer for such distribution date in respect of the group III  mortgage loans, and (3) any amounts  reimbursed by the Master Servicer in connection with losses on certain  eligible  investments for the group III mortgage loans, net of (x) fees payable to, and amounts  reimbursable to, the Master Servicer,  the Servicers,  the
Securities  Administrator,  the Trustee and the  Custodian  allocable to Loan Group III as provided in the
Agreement and (y) investment earnings on amounts on deposit in the Distribution Account.

Bankruptcy Loss — Any loss resulting from a bankruptcy  court,  in connection  with a personal  bankruptcy of a  mortgagor,  (1)  establishing  the  value  of a  mortgaged  property  at an  amount  less  than  the
Outstanding  Principal  Balance of the mortgage  loan secured by such  mortgaged  property or (2) reducing the amount of the Monthly Payment on the related mortgage loan.

Basis Risk  Shortfall — If on the  distribution  date (a) the  Pass-Through  Rate for the Class I-A, Class
I-M  and  Class  I-B  Certificates  is  based  upon  the  related  Net  Rate  Cap,  with  respect  to such
Certificates, an amount equal to the excess, if any, of:

         1.       The amount of Current  Interest  that such class would have been  entitled to receive on such  distribution  date had the applicable  pass-though  rate been  calculated at a per annum rate equal to the lesser of (i) One-Month  LIBOR plus the related  Margin and (ii)
                  11.50%, over

         2.       The amount of Current  Interest on such class  calculated using a pass-though rate equal to the related Net Rate Cap for such distribution date;

and, (b) the  Pass-Through  Rate for a class of the Class  III-A-1,  Class III-A-2,  Class III-B-1,  Class
III-B-2  or Class  III-B-3  Certificate  is based  upon the  related  Net Rate Cap,  with  respect to such
Certificates, an amount equal to the excess, if any, of:

         1.       The amount of Accrued  Certificate  Interest that such class would have been entitled to receive on such  distribution  date had the applicable  pass-though rate been calculated at a per annum rate equal to the lesser of (i) One-Month  LIBOR plus the related  Margin and (ii) 10.50% per annum, over

         2.       The  amount  of  Accrued   Certificate   Interest  on  such  class  calculated  using  a
                  pass-though rate equal to the related Net Rate Cap for such distribution date.

Basis Risk Shortfall  Carry-forward  Amount — As of any distribution date (a) for the Class I-A, Class I-M and Class I-B  Certificates,  the sum of the Basis Risk Shortfall for such distribution date and the Basis
Risk Shortfall for all previous  distribution  dates not previously  paid,  together with interest thereon at a rate equal to the lesser of (i)  One-Month  LIBOR plus the related  Margin and (ii) 11.50% per annum, for such distribution date and (b) for the Class III-A-1,  Class III-A-2,  Class III-B-1, Class III-B-2 or
Class III-B-3  Certificates,  the sum of the Basis Risk Shortfall for such distribution date and the Basis
Risk Shortfall for all previous  distribution  dates not previously  paid,  together with interest thereon at a rate equal to the lesser of (i)  One-Month  LIBOR plus the related  Margin and (ii) 10.50% per annum, for such distribution date.

Book-entry  Certificates  — The Senior  Certificates  and the  Offered  Subordinate  Certificates  issued, maintained and transferred at the DTC.

Business  Day —  Generally  any day other than a  Saturday,  a Sunday or a day on which the New York Stock
Exchange  or  Federal  Reserve  is  closed  or on which  banking  institutions  in New York City or in any jurisdiction in which the Trustee,  the Securities  Administrator,  the Master Servicer,  the Custodian or
any Servicer is located are obligated by law or executive order to be closed.

Cap  Contracts — The interest rate cap contracts  that the Trustee,  on behalf of the Trust,  entered into with  respect to the Class I-A,  Class  I-M-1,  Class  I-M-2,  Class  I-B-1,  Class  I-B-2 and Class I-B-3
Certificates  with the Cap  Counterparty  for the  benefit of the holders of the Class I-A,  Class  I-M-1,
Class I-M-2, Class I-B-1, Class I-B-2 and Class I-B-3 Certificates.

Cap Counterparty — Bear Stearns Financial Products Inc.

Certificate  Group — With  respect  to Loan  Group I, the Class  I-A-1  Certificates  and the Class  I-A-2
Certificates,  with  respect  to  Loan  Group  II,  the  Class  II-A-1,  Class  II-A-2  and  Class  II-X-1
Certificates,  and with  respect to Loan Group III, the Class  III-A-1,  Class  III-A-2 and Class  III-X-1
Certificates.

Certificate Owner — Any person who is the beneficial owner of a Book-entry Certificate.

Certificate  Principal  Balance  —  With  respect  to  any  Certificate,  other  than  any  Interest  Only
Certificates,  as of any distribution date will equal such  Certificate's  initial principal amount on the
Closing Date plus,  in the case of a  Subordinate  Certificate,  any  Subsequent  Recoveries  added to the
Certificate   Principal   Balance  of  such   Certificate,   as  described   under   "Description  of  the
Certificates—Allocation  of Realized Losses;  Subordination" in this prospectus supplement, and as reduced by (1) all amounts allocable to principal  previously  distributed with respect to such  Certificate,  (2)
solely in the case of a Group II  Certificate  or Group III  Certificate,  the  principal  portion  of all
Realized Losses (other than Realized Losses resulting from Debt Service Reductions)  previously  allocated to such  Certificate  (taking into account the applicable Loss Allocation  Limitation),  (3) solely in the case of a Group I  Certificate,  any Applied  Realized  Loss  Amounts  allocated to such class on previous distribution  dates  and (4)  solely  in the  case of a Group II  Subordinate  Certificate  or  Group  III
Subordinate  Certificate,  such  Certificate's  pro  rata  share,  if  any,  of  the  related  Subordinate
Certificate Writedown Amount for previous distribution dates.

Certificates — The Group I Certificates, the Group II Certificates and the Group III Certificates.

Class I-A Principal  Distribution  Amount - With respect to any  applicable  distribution  date, an amount equal to the excess, if any, of:

         1        the aggregate  Certificate  Principal Balance of the Class I-A Certificates  immediately prior to such distribution date, over

         2.       the excess of:

                  (a)      the aggregate Stated  Principal  Balance of the group I mortgage loans for such distribution date, over

                  (b)      the aggregate Stated  Principal  Balance of the group I mortgage loans for such distribution  date  multiplied by the sum of (x)  approximately  16.10% and (y)
                           the Current  Specified  Overcollateralization  Percentage for such distribution date.

Class I-B-1 Principal  Distribution  Amount — With respect to any applicable  distribution date, an amount equal to the excess, if any of:

         1.       the Certificate  Principal Balance of the Class I-B-1 Certificates  immediately prior to such distribution date, over

         2.       the excess of:

                  (a)      the aggregate Stated  Principal  Balance of the group I mortgage loans for such distribution date, over

                  (b)      the sum of:

                           (1)      the  Certificate  Principal  Balance  of the  Class  I-A  Certificates
                                    (after  taking into  account  the  payment of the Class I-A  Principal
                                    Distribution Amount on such distribution date),

                           (2)      the  Certificate  Principal  Balance of the Class  I-M-1  certificates
                                    (after  taking into  account the payment of the Class I-M-1  Principal
                                    Distribution Amount on such distribution date),

                           (3)      the  Certificate  Principal  Balance of the Class  I-M-2  certificates
                                    (after  taking into  account the payment of the Class I-M-2  Principal
                                    Distribution Amount on such distribution date),

                           (4)      and the  aggregate  Stated  Principal  Balance of the group I mortgage loans  for  such  distribution  date  multiplied  by  the  sum  of (x)
                                    approximately     2.10%    and    (y)    the     Current     Specified
                                    Overcollateralization Percentage for such distribution date.

Class I-B-2 Principal  Distribution  Amount — With respect to any applicable  distribution date, an amount equal to the excess, if any of:

         1.       the Certificate  Principal Balance of the Class I-B-2 certificates  immediately prior to such distribution date, over

         2.       the excess of:

                  (a)      the aggregate Stated  Principal  Balance of the group I mortgage loans for such distribution date, over

                  (b)      the sum of:

                           (1)      the  Certificate  Principal  Balance  of the  Class  I-A  Certificates
                                    (after  taking into  account  the  payment of the Class I-A  Principal
                                    Distribution Amount on such distribution date),

                           (2)      the  Certificate  Principal  Balance of the Class  I-M-1  certificates
                                    (after  taking into  account the payment of the Class I-M-1  Principal
                                    Distribution Amount on such distribution date),

                           (3)      the  Certificate  Principal  Balance of the Class  I-M-2  certificates
                                    (after  taking into  account the payment of the Class I-M-2  Principal
                                    Distribution Amount on such distribution date),

                           (4)      the  Certificate  Principal  Balance of the Class  I-B-1  certificates
                                    (after  taking into  account the payment of the Class I-B-1  Principal
                                    Distribution Amount on such distribution date),

                           (5)      and the  aggregate  Stated  Principal  Balance of the group I mortgage loans  for  such  distribution  date  multiplied  by  the  sum  of (x)
                                    approximately     1.10%    and    (y)    the     Current     Specified
                                    Overcollateralization Percentage for such distribution date.

Class I-B-3 Principal  Distribution  Amount — With respect to any applicable  distribution date, an amount equal to the excess, if any of:

         1.       the Certificate  Principal Balance of the Class I-B-3 certificates  immediately prior to such distribution date, over

         2.       the excess of:

                  (a)      the aggregate Stated  Principal  Balance of the group I mortgage loans for such distribution date, over

                  (b)      the sum of:

                           (1)      the  Certificate  Principal  Balance  of the  Class  I-A  Certificates
                                    (after  taking into  account  the  payment of the Class I-A  Principal
                                    Distribution Amount on such distribution date),

                           (2)      the  Certificate  Principal  Balance of the Class  I-M-1  certificates
                                    (after  taking into  account the payment of the Class I-M-1  Principal
                                    Distribution Amount on such distribution date),

                           (3)      the  Certificate  Principal  Balance of the Class  I-M-2  certificates
                                    (after  taking into  account the payment of the Class I-M-2  Principal
                                    Distribution Amount on such distribution date),

                           (4)      the  Certificate  Principal  Balance of the Class  I-B-1  certificates
                                    (after  taking into  account the payment of the Class I-B-1  Principal
                                    Distribution Amount on such distribution date),

                           (5)      the  Certificate  Principal  Balance of the Class  I-B-2  certificates
                                    (after  taking into  account the payment of the Class I-B-2  Principal
                                    Distribution Amount on such distribution date), and

                           (6)      the aggregate Stated  Principal  Balance of the group I mortgage loans for  such  distribution  date  multiplied  by  the  Current  Specified
                                    Overcollateralization Percentage for such distribution date.

Class I-M-1 Principal  Distribution  Amount — With respect to any applicable  distribution date, an amount equal to the excess, if any of:

         1.       the Certificate  Principal Balance of the Class I-M-1 certificates  immediately prior to such distribution date, over

         2        the excess of:

                  (a)      the aggregate Stated  Principal  Balance of the group I mortgage loans for such distribution date, over

                  (b)      the sum of:

                           (1)      the  Certificate  Principal  Balance  of the  Class  I-A  Certificates
                                    (after  taking into  account  the  payment of the Class I-A  Principal
                                    Distribution Amount on such distribution date), and

                           (2)      the aggregate Stated  Principal  Balance of the group I mortgage loans for such  distribution date multiplied by the sum of (x) approximately
                                    9.20% and (y) the Current Specified  Overcollateralization  Percentage
                                    for such distribution date.

Class I-M-2 Principal  Distribution  Amount — With respect to any applicable  distribution date, an amount equal to the excess, if any of:

         1.       the Certificate  Principal Balance of the Class I-M-2 certificates  immediately prior to such distribution date, over

         2.       the excess of:

                  (a)      the aggregate Stated  Principal  Balance of the group I mortgage loans for such distribution date, over

                  (b)      the sum of:

                           (1)      the  Certificate  Principal  Balance  of the  Class  I-A  Certificates
                                    (after  taking into  account  the  payment of the Class I-A  Principal
                                    Distribution Amount on such distribution date),

                           (2)      the  Certificate  Principal  Balance of the Class  I-M-1  certificates
                                    (after  taking into  account the payment of the Class I-M-1  Principal
                                    Distribution Amount on such distribution date), and

                           (3)      the aggregate Stated  Principal  Balance of the group I mortgage loans for such  distribution date multiplied by the sum of (x) approximately
                                    5.00% and (y) the Current Specified  Overcollateralization  Percentage
                                    for such distribution date.

Class  Prepayment  Distribution  Trigger — A test,  which shall be  satisfied  for (i) a class of Group II
Subordinate  Certificates  for a  distribution  date if the  fraction  (expressed  as a  percentage),  the numerator of which is the aggregate  Certificate  Principal  Balance of such class and each class of Group
II  Subordinate  Certificates  subordinate  thereto,  if any, and the  denominator  of which is the Stated
Principal  Balances  of all of the group II mortgage  loans as of the related Due Date,  equals or exceeds such percentage  calculated as of the Closing Date and (ii) a class of Group III Subordinate  Certificates for a  distribution  date if the  fraction  (expressed  as a  percentage),  the  numerator of which is the aggregate  Certificate  Principal  Balance  of  such  class  and  each  class  of  Group  III  Subordinate
Certificates  subordinate  thereto,  if any, and the denominator of which is the Stated Principal Balances of all of the group III  mortgage  loans as of the related  Due Date,  equals or exceeds  such  percentage calculated as of the Closing Date.

Class XP Certificates — The Class I-XP Certificates and Class II-XP Certificates.

Closing Date — December 28, 2006.

Compensating  Interest — Any  payments  made by the Master  Servicer  or a Servicer  from its own funds to cover Prepayment Interest Shortfalls.

CPR — A constant rate of prepayment on the mortgage loans.

Cross-Over Date — The Group II Cross-Over Date or the Group III Cross-Over Date, as applicable.

Current  Interest  — With  respect  to each  class of Group I Offered  Certificates  and the  Class  I-B-3
Certificates  and each  distribution  date, the interest accrued at the applicable  pass-through  rate for the  applicable  Interest  Accrual  Period on the  Certificate  Principal  Balance  of such class plus any amount  previously  distributed  with  respect to interest  for such class that is recovered as a voidable preference by a trustee in  bankruptcy,  reduced by any  Prepayment  Interest  Shortfall to the extent not covered by  Compensating  Interest  Payments,  and any shortfalls  resulting  from the  application of the
Relief Act, in each case to the extent  allocated to such class of  Certificates as described under clause
First in "Description of the  Certificates—Distributions  on the Group I Certificates"  in this prospectus supplement.

Current Specified  Enhancement  Percentage — For any distribution date, a percentage  obtained by dividing
(x) the sum of (i) the aggregate  Certificate  Principal  Balance of the Group I Subordinate  Certificates
and (ii) the  Overcollateralization  Amount,  in each  case  prior to the  distribution  of the  Principal
Distribution  Amount on such  distribution  date, by (y) the  aggregate  Stated  Principal  Balance of the group I mortgage  loans as of the end of the related Due Period (after  reduction  for Principal  Payments and Realized Losses on the group I mortgage loans incurred during the related Prepayment Period).

Current Specified  Overcollateralization  Percentage — For any distribution date, a percentage  equivalent of a fraction,  the numerator of which is the  Overcollateralization  Target Amount for such  distribution date and the  denominator  of which is the  aggregate  Stated  Principal  Balance  of the group I mortgage loans for such distribution date.

Custodial  Agreement  — The  custodial  agreement,  dated  as of the  Closing  Date,  among  the  Trustee,
Structured Asset Mortgage  Investments II Inc., as company,  Wells Fargo Bank,  National  Association,  as
Master Servicer and Securities Administrator, and Wells Fargo Bank, National Association, as Custodian.

Custodian —Wells Fargo Bank, National Association.

Cut-Off Date — December 1, 2006.

Debt Service  Reduction — A Bankruptcy  Loss that results from a court  reducing the amount of the monthly payment on the related mortgage loan, in connection with the personal bankruptcy of a mortgagor.

Deficient  Valuation  — A  Bankruptcy  Loss  that  results  if a  court,  in  connection  with a  personal bankruptcy  of a  mortgagor,  establishes  the value of a  mortgaged  property  at an amount less than the unpaid principal balance of the mortgage loan secured by such mortgaged property.

Determination  Date — With respect to any  distribution  date and the mortgage loans is the date specified in the applicable Servicing Agreement.

Due Date — With  respect to each  mortgage  loan,  the date in each month on which its Monthly  Payment is due if such due date is the  first  day of a month  and  otherwise  is  deemed  to be the first day of the following month or such other date specified in the applicable Servicing Agreement.

Due Period — With respect to any distribution  date, the period  commencing on the second day of the month preceding the calendar  month in which such  distribution  date occurs and ending at the close of business on the first day of the month in which such distribution date occurs.

EMC — EMC Mortgage Corporation.

EverHome — EverHome Mortgage Company.

Excess Cashflow — With respect to any  distribution  date, the sum of (i) the Remaining  Excess Spread for such distribution date and (ii) the Overcollateralization Release Amount for such distribution date.

Excess  Spread — With respect to any  distribution  date,  the excess,  if any, of the Interest  Funds for such  distribution  date over the sum of the  Current  Interest  on the Group I Offered  Certificates  and
Class I-B-3 and Interest  Carry-forward  Amounts on the Group I Senior  Certificates on such  distribution date.

Extra  Principal  Distribution  Amount — With  respect  to any  distribution  date,  the lesser of (a) the excess,  if  any,  of the  Overcollateralization  Target  Amount  for  such  distribution  date  over  the
Overcollateralization  Amount for such  distribution  date and (b) the Excess Spread for such distribution date.

Group I  Certificates  — The Group I Offered  Certificates,  the Class  I-B-3  Certificates,  the Class XP
Certificates, the Class B-IO Certificates, the Class R Certificates and the Class R-X Certificates.

Group I Offered  Certificates — The Class I-A-1,  Class I-A-2,  Class I-M-1,  Class I-M-2, Class I-B-1 and
Class I-B-2 Certificates.

Group I Senior Certificates — The Class I-A-1 Certificates and Class I-A-2 Certificates.

Group I  Subordinate  Certificates  — The Class  I-M-1,  Class I-M-2,  Class I-B-1,  Class I-B-2 and Class
I-B-3 Certificates.

Group II  Aggregate  Subordinate  Optimal  Principal  Amount — With respect to Loan Group II, the Group II
Subordinate Optimal Principal Amounts.

Group II Certificates — The Group II Senior Certificates and the Group II Subordinate Certificates.

Group II  Cross-Over  Date — The  distribution  date on which the  Certificate  Principal  Balances of the
Group II Subordinate Certificates are reduced to zero.

Group II Offered  Certificates  — The Group II Senior  Certificates  and the Group II Offered  Subordinate
Certificates.

Group II Offered Subordinate  Certificates — The Class II-B-1, Class II-BX-1,  Class II-B-2, Class II-BX-2
and Class II-B-3 Certificates.

Group II Senior Certificates — The Class II-A-1, Class II-A-2 and Class II-X-1 Certificates.

Group II Senior Optimal  Principal Amount —With respect to each  distribution date and the Group II Senior
Certificates  (other  than  the  Class  II-X-1  Certificates)  will be an  amount  equal to the sum of the following  (but in no event  greater  than the  aggregate  Certificate  Principal  Balance of the Group II
Certificates immediately prior to such distribution date):

         (1)      the Group II Senior  Percentage of the principal  portion of all Monthly Payments due on the group II mortgage  loans on the related Due Date,  as specified in the  amortization schedule  at the time  applicable  thereto  (after  adjustment  for  previous  principal prepayments  but before any  adjustment to such  amortization  schedule by reason of any bankruptcy  or similar  proceeding or any  moratorium or similar  waiver or grace period if the distribution date occurs prior to the related Cross-Over Date);

         (2)      the Group II Senior  Prepayment  Percentage  of the  Stated  Principal  Balance  of each group II mortgage  loan which was the subject of a  prepayment  in full  received by the
                  Servicers during the applicable Prepayment Period;

         (3)      the Group II Senior  Prepayment  Percentage  of the  amount of all  partial  prepayments allocated to principal  received during the applicable  Prepayment  Period in respect of group II mortgage loans;

         (4)      the lesser of (a) the Group II Senior  Prepayment  Percentage  of the sum of (i) all Net
                  Liquidation  Proceeds  allocable  to  principal  received  in respect  of each  group II mortgage  loan that became a  Liquidated  Mortgage  Loan  during the related  Prepayment
                  Period  (other than  group II  mortgage  loans  described in the  immediately  following clause  (ii)) and all  Subsequent  Recoveries  received  in respect  of each  Liquidated
                  Mortgage  Loan in Loan  Group II during the  related  Due  Period  and  (ii) the  Stated
                  Principal  Balance of each such group II  mortgage loan purchased by an insurer from the
                  Trustee during the related  Prepayment  Period pursuant to the related primary  mortgage insurance  policy,  if any, or  otherwise;  and (b) the Senior  Percentage of the sum of
                  (i) the  Stated  Principal  Balance  of each  group II  mortgage  loan  which  became  a
                  Liquidated  Mortgage Loan during the related  Prepayment Period (other than the group II mortgage loans  described in the immediately  following  clause (ii)) and all Subsequent
                  Recoveries  received in respect of each  Liquidated  Mortgage  Loan in the Loan Group II during  the  related  Due  Period  and (ii) the  Stated  Principal  Balance of each such group II  mortgage  loan that was  purchased by an insurer  from the Trustee  during the related  Prepayment  Period pursuant to the related primary mortgage  insurance  policy, if any or otherwise; and

         (5)      the  Group  II  Senior  Prepayment  Percentage  of the sum of (a) the  Stated  Principal
                  Balance  of each  group II  mortgage  loan  which  was  repurchased  by the  Sponsor  in connection  with  such  distribution  date and (b) the  excess,  if any,  of the  Stated
                  Principal  Balance of a group II  mortgage  loan that has been  replaced  by the Sponsor with a substitute  mortgage loan  pursuant to the Mortgage  Loan  Purchase  Agreement in connection  with  such  distribution  date over the  Stated  Principal  Balance  of such substitute mortgage loan.

Group II Senior  Percentage  —With respect to Loan Group II and any  distribution  date, the lesser of (a)
100% and (b) the  percentage  obtained  by  dividing  the  Certificate  Principal  Balance of the Group II
Senior  Certificates  (other  than  the  Interest  Only  Certificates,  if  any) by the  aggregate  Stated
Principal Balance of the group II mortgage loans as of the beginning of the related Due Period.

Group II  Senior  Prepayment  Percentage  — The  Senior  Prepayment  Percentage  for the  Group II  Senior
Certificates, on any distribution date occurring during the periods set forth below will be as follows:

Period (dates inclusive)                               Group II Senior Prepayment Percentage

January 2007 - December 2013                           100%

January 2014 - December 2014                           Group  II  Senior  Percentage  for  the  Group  II  Senior
                                                       Certificates plus 70% of the Subordinate Percentage

January 2015 - December 2015                           Group  II  Senior  Percentage  for  the  Group  II  Senior
                                                       Certificates plus 60% of the Subordinate Percentage

January 2016 - December 2016                           Group  II  Senior  Percentage  for  the  Group  II  Senior
                                                       Certificates plus 40% of the Subordinate Percentage

January 2017 - December 2017                           Group  II  Senior  Percentage  for  the  Group  II  Senior
                                                       Certificates plus 20% of the Subordinate Percentage

January 2018 and thereafter                            Group  II  Senior  Percentage  for  the  Group  II  Senior
                                                       Certificates.

         No scheduled  reduction to the Senior Prepayment  Percentage for the Group II Certificates  shall be made as of any distribution  date unless,  as of the last day of the month preceding such  distribution date (1) the  aggregate  Stated  Principal  Balance of the group II mortgage  loans  delinquent 60 days or more  (including  for this purpose any such mortgage  loans in  foreclosure  and such mortgage  loans with respect to which the related  mortgaged  property has been  acquired by the trust)  averaged over the last six months,  as a percentage of the aggregate  Certificate  Principal  Balance of the Group II Subordinate
Certificates  does not exceed 50% and (2)  cumulative  Realized  Losses on the group II mortgage  loans do not exceed (a) 30% of the aggregate  Certificate  Principal  Balance of the Original  Group II Subordinate
Principal  Balance if such  distribution date occurs between and including January 2014 and December 2014,
(b) 35% of the Original Group II Subordinate  Principal  Balance if such  distribution date occurs between and including  January 2015 and December  2015,  (c) 40% of the Original  Group II  Subordinate  Principal
Balance if such  distribution  date occurs  between and including  January 2016 and December 2016, (d) 45%
of the Original  Group II  Subordinate  Principal  Balance if such  distribution  date occurs  between and including  January 2017 and December  2017,  and (e) 50% of the Original  Group II  Subordinate  Principal
Balance if such distribution date occurs during or after January 2018.

         In  addition,  if on any  distribution  date the  weighted  average  of the Group II  Subordinate
Percentages for such  distribution  date is equal to or greater than two times the weighted average of the initial Group II Subordinate  Percentages,  and (a) the aggregate Stated Principal Balance of the group II mortgage  loans  delinquent  60 days or more  (including  for  this  purpose  any such  mortgage  loans in foreclosure  and such  mortgage  loans  with  respect to which the  related  mortgaged  property  has been acquired by the trust),  averaged over the last six months,  as a percentage of the aggregate  Certificate
Principal  Balance of the Group II Subordinate  Certificates does not exceed 50% and (b)(i) on or prior to the  distribution  date occurring in December 2009,  cumulative  Realized  Losses on the group II mortgage loans  as of the  end of the  related  Prepayment  Period  do not  exceed  20% of the  Original  Group  II
Subordinate  Principal  Balance  and  (ii)  after  the  distribution  date  occurring  in  December  2009, cumulative  Realized Losses on the group II mortgage loans as of the end of the related  Prepayment Period do not exceed 30% of the Original Group II Subordinate  Principal  Balance,  then, in each case, the Group
II Senior  Prepayment  Percentage for the Group II Senior  Certificates  for such  distribution  date will equal  the  Group II Senior  Percentage;  provided,  however,  if on such  distribution  date the Group II
Subordinate  Percentage is equal to or greater than two times the initial Group II Subordinate  Percentage on or prior to the distribution  date occurring in December 2009 and the above  delinquency and loss tests are met, then the Group II Senior  Prepayment  Percentage  for the Group II Senior  Certificates  for such distribution  date,  will  equal  the  Group II Senior  Percentage  plus 50% of the  Group II  Subordinate
Percentage on such distribution date.

         Notwithstanding  the foregoing,  if on any  distribution  date, the percentage,  the numerator of which is the  aggregate  Certificate  Principal  Balance of the Group II Senior  Certificates  immediately preceding such  distribution  date, and the  denominator of which is the Stated  Principal  Balance of the group II mortgage loans as of the beginning of the related Due Period,  exceeds such  percentage as of the
Cut-off Date, then the Senior Prepayment Percentage for such distribution date will equal 100%.

Group II Subordinate  Certificates — The Class II-B-1, Class II-BX-1,  Class II-B-2, Class II-BX-2,  Class
II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates.

Group II Subordinate  Optimal  Principal Amount — With respect to Loan Group II and each distribution date will be an  amount  equal  to the sum of the  following  (but  in no  event  greater  than  the  aggregate
Certificate  Principal  Balance  of the  Group  II  Subordinate  Certificates  immediately  prior  to such distribution date):

         (1)      the Group II  Subordinate  Percentage of the principal  portion of all Monthly  Payments due on each  group II  mortgage  loan on the  related  Due  Date,  as  specified  in the amortization  schedule at the time  applicable  thereto  (after  adjustment for previous principal  prepayments  but before  any  adjustment  to such  amortization  schedule  by reason of any  bankruptcy or similar  proceeding or any  moratorium or similar waiver or grace period);

         (2)      the Group II Subordinate  Prepayment  Percentage of the Stated Principal Balance of each group II  mortgage  loan which was the subject of a prepayment  in full  received by the
                  Servicers during the applicable Prepayment Period;

         (3)      the Group II  Subordinate  Prepayment  Percentage of the amount all partial  prepayments
                  of  principal   received  in  respect  of  the  mortgage  loans  during  the  applicable
                  Prepayment Period;

         (4)      the  excess,  if  any,  of (a) the  Net  Liquidation  Proceeds  allocable  to  principal received in respect of each  group II  mortgage  loan that became a Liquidated  Mortgage
                  Loan during the related  Prepayment  Period and all  Subsequent  Recoveries  received in respect of each  Liquidated  Mortgage  Loan  during the  related Due Period over (b) the sum of the amounts  distributable  to the holders of the  Group II  Senior  Certificates pursuant to clause (4) of the  definition of Group II Senior  Optimal  Principal  Amount on such distribution date;

         (5)      the Group II Subordinate  Prepayment  Percentage of the sum of (a) the Stated  Principal
                  Balance  of each  group II  mortgage  loan  which  was  repurchased  by the  Sponsor  in connection  with such  distribution  date and (b) the  difference,  if any,  between the
                  Stated  Principal  Balance of a group II  mortgage  loan that has been  replaced  by the
                  Sponsor  with a  substitute  mortgage  loan  pursuant  to  the  mortgage  loan  purchase agreement in connection with such  distribution  date and the Stated  Principal  Balance of such substitute mortgage loan; and

         (6)      on the distribution  date on which the aggregate  Certificate  Principal  Balance of the
                  Group II Senior  Certificates  have all been reduced to zero, 100% of the Senior Optimal
                  Principal Amount for such Group II Senior Certificates.

Group II  Subordinate  Percentage — With respect to Loan Group II and as of any  distribution  date,  100%
minus the Group II Senior Percentage.

Group II  Subordinate  Prepayment  Percentage — With  respect to Loan Group II and as of any  distribution date, 100% minus the Group II Senior Prepayment Percentage.

Group III Aggregate  Subordinate  Optimal Principal Amount — With respect to Loan Group III, the Group III
Subordinate Optimal Principal Amounts.

Group III Certificates — The Group III Senior Certificates and the Group III Subordinate Certificates.

Group III Cross-Over  Date — The  distribution  date on which the  Certificate  Principal  Balances of the
Group III Subordinate Certificates are reduced to zero.

Group III Offered  Certificates — The Group III Senior  Certificates and the Group III Offered Subordinate
Certificates.

Group III  Offered  Subordinate  Certificates  — The  Class  III-B-1,  Class  III-B-2  and  Class  III-B-3
Certificates.

Group III  Non-Offered  Subordinate  Certificates  — The Class  III-B-4,  Class  III-B-5 and Class III-B-6
Certificates.

Group III Senior Certificates — The Class III-A-1, Class III-A-2 and Class III-X-1 Certificates.

Group III Senior  Optimal  Principal  Amount  —With  respect to each  distribution  date and the Group III
Senior  Certificates  (other than the Class  III-X-1  Certificates)  will be an amount equal to the sum of the following (but in no event greater than the aggregate  Certificate  Principal Balance of the Group III
Certificates immediately prior to such distribution date):

         (1)      the Group III Senior  Percentage  of the principal  portion of all Monthly  Payments due on  the  group  III  mortgage  loans  on the  related  Due  Date,  as  specified  in the amortization  schedule at the time  applicable  thereto  (after  adjustment for previous principal  prepayments  but before  any  adjustment  to such  amortization  schedule  by reason of any  bankruptcy or similar  proceeding or any  moratorium or similar waiver or grace period if the distribution date occurs prior to the related Cross-Over Date);

         (2)      the Group III  Senior  Prepayment  Percentage  of the Stated  Principal  Balance of each group III mortgage  loan which was the subject of a prepayment  in full  received by the
                  Servicers during the applicable Prepayment Period;

         (3)      the Group III Senior  Prepayment  Percentage  of the amount of all  partial  prepayments allocated to principal  received during the applicable  Prepayment  Period in respect of group III mortgage loans;

         (4)      the lesser of (a) the Group III Senior  Prepayment  Percentage of the sum of (i) all Net
                  Liquidation  Proceeds  allocable  to  principal  received  in respect of each  group III mortgage  loan that became a  Liquidated  Mortgage  Loan  during the related  Prepayment
                  Period (other than  group III  mortgage  loans  described in the  immediately  following clause  (ii)) and all  Subsequent  Recoveries  received  in respect  of each  Liquidated
                  Mortgage  Loan in Loan Group III  during the  related  Due  Period and  (ii) the  Stated
                  Principal  Balance of each such  group III  mortgage  loan  purchased by an insurer from the  Trustee  during the related  Prepayment  Period  pursuant  to the  related  primary mortgage  insurance policy,  if any, or otherwise;  and (b) the Senior Percentage of the sum of (i) the Stated Principal  Balance of each group III  mortgage loan which became a
                  Liquidated   Mortgage  Loan  during  the  related  Prepayment  Period  (other  than  the group III  mortgage loans  described in the immediately  following  clause (ii)) and all
                  Subsequent  Recoveries  received in respect of each Liquidated Mortgage Loan in the Loan
                  Group III during the  related Due Period and (ii) the Stated  Principal  Balance of each such  group III  mortgage loan that was purchased by an insurer from the Trustee  during the  related  Prepayment  Period  pursuant  to the related  primary  mortgage  insurance policy, if any or otherwise; and

         (5)      the  Group III  Senior  Prepayment  Percentage  of the sum of (a) the  Stated  Principal
                  Balance  of each  group III  mortgage  loan  which was  repurchased  by the  Sponsor  in connection  with  such  distribution  date and (b) the  excess,  if any,  of the  Stated
                  Principal  Balance of a group III  mortgage  loan that has been  replaced by the Sponsor with a substitute  mortgage loan  pursuant to the Mortgage  Loan  Purchase  Agreement in connection  with  such  distribution  date over the  Stated  Principal  Balance  of such substitute mortgage loan.

Group III Senior  Percentage —With respect to Loan Group III and any distribution  date, the lesser of (a)
100% and (b) the  percentage  obtained  by dividing  the  Certificate  Principal  Balance of the Group III
Senior  Certificates  (other  than  the  Interest  Only  Certificates,  if  any) by the  aggregate  Stated
Principal Balance of the group III mortgage loans as of the beginning of the related Due Period.

Group III  Senior  Prepayment  Percentage  — The  Senior  Prepayment  Percentage  for the Group III Senior
Certificates, on any distribution date occurring during the periods set forth below will be as follows:

Period (dates inclusive)                               Group III Senior Prepayment Percentage

January 2007 - December 2013                           100%

January 2014 - December 2014                           Group III  Senior  Percentage  for the  Group  III  Senior
                                                       Certificates plus 70% of the Subordinate Percentage

January 2015 - December 2015                           Group III  Senior  Percentage  for the  Group  III  Senior
                                                       Certificates plus 60% of the Subordinate Percentage

January 2016 - December 2016                           Group III  Senior  Percentage  for the  Group  III  Senior
                                                       Certificates plus 40% of the Subordinate Percentage

January 2017 - December 2017                           Group III  Senior  Percentage  for the  Group  III  Senior
                                                       Certificates plus 20% of the Subordinate Percentage

January 2018 and thereafter                            Group III  Senior  Percentage  for the  Group  III  Senior
                                                       Certificates.

         No scheduled  reduction to the Senior Prepayment  Percentage for the Group III Certificates shall be made as of any distribution  date unless,  as of the last day of the month preceding such  distribution date (1) the aggregate  Stated  Principal  Balance of the group III mortgage  loans  delinquent 60 days or more  (including  for this purpose any such mortgage  loans in  foreclosure  and such mortgage  loans with respect to which the related  mortgaged  property has been  acquired by the trust)  averaged over the last six months,  as a percentage of the aggregate  Certificate  Principal Balance of the Group III Subordinate
Certificates  does not exceed 50% and (2)  cumulative  Realized  Losses on the group III mortgage loans do not exceed (a) 30% of the aggregate  Certificate  Principal  Balance of the Original Group III Subordinate
Principal  Balance if such  distribution date occurs between and including January 2014 and December 2014,
(b) 35% of the Original Group III Subordinate  Principal  Balance if such distribution date occurs between and including  January 2015 and December  2015, (c) 40% of the Original  Group III  Subordinate  Principal
Balance if such  distribution  date occurs  between and including  January 2016 and December 2016, (d) 45%
of the Original  Group III  Subordinate  Principal  Balance if such  distribution  date occurs between and including  January 2017 and December  2017, and (e) 50% of the Original  Group III  Subordinate  Principal
Balance if such distribution date occurs during or after January 2018.

         In  addition,  if on any  distribution  date the  weighted  average of the Group III  Subordinate
Percentages for such  distribution  date is equal to or greater than two times the weighted average of the initial Group III Subordinate  Percentages,  and (a) the aggregate Stated  Principal  Balance of the group
III mortgage  loans  delinquent 60 days or more  (including  for this purpose any such  mortgage  loans in foreclosure  and such  mortgage  loans  with  respect to which the  related  mortgaged  property  has been acquired by the trust),  averaged over the last six months,  as a percentage of the aggregate  Certificate
Principal  Balance of the Group III  Subordinate  Certificates  does not exceed 50% and (b)(i) on or prior to the  distribution  date  occurring  in  December  2009,  cumulative  Realized  Losses  on the group III mortgage  loans as of the end of the related  Prepayment  Period do not exceed 20% of the  Original  Group
III  Subordinate  Principal  Balance and (ii) after the  distribution  date  occurring  in December  2009, cumulative  Realized  Losses on the  group  III  mortgage  loans as of the end of the  related  Prepayment
Period do not exceed 30% of the Original  Group III  Subordinate  Principal  Balance,  then, in each case, the Group III Senior  Prepayment  Percentage for the Group III Senior  Certificates for such  distribution date will equal the Group III Senior  Percentage;  provided,  however,  if on such  distribution  date the
Group III  Subordinate  Percentage is equal to or greater than two times the initial Group III Subordinate
Percentage on or prior to the distribution  date occurring in December 2009 and the above  delinquency and loss  tests  are  met,  then  the  Group  III  Senior  Prepayment  Percentage  for the  Group  III  Senior
Certificates  for such  distribution  date,  will  equal the Group III Senior  Percentage  plus 50% of the
Group III Subordinate Percentage on such distribution date.

         Notwithstanding  the foregoing,  if on any  distribution  date, the percentage,  the numerator of which is the aggregate  Certificate  Principal  Balance of the Group III Senior  Certificates  immediately preceding such  distribution  date, and the  denominator of which is the Stated  Principal  Balance of the group III mortgage  loans as of the  beginning of the related Due Period,  exceeds such  percentage  as of the Cut-off Date, then the Senior Prepayment Percentage for such distribution date will equal 100%.

Group III  Subordinate  Certificates — The Class III-B-1,  Class  III-B-2,  Class III-B-3,  Class III-B-4,
Class III-B-5 and Class III-B-6 Certificates.

Group III  Subordinate  Optimal  Principal  Amount — With respect to Loan Group III and each  distribution date will be an amount  equal to the sum of the  following  (but in no event  greater  than the  aggregate
Certificate  Principal  Balance  of the  Group  III  Subordinate  Certificates  immediately  prior to such distribution date):

         (1)      the Group III Subordinate  Percentage of the principal  portion of all Monthly  Payments due on each  group III  mortgage  loan on the  related  Due Date,  as  specified  in the amortization  schedule at the time  applicable  thereto  (after  adjustment for previous principal  prepayments  but before  any  adjustment  to such  amortization  schedule  by reason of any  bankruptcy or similar  proceeding or any  moratorium or similar waiver or grace period);

         (2)      the Group III  Subordinate  Prepayment  Percentage  of the Stated  Principal  Balance of
                  each  group III  mortgage loan which was the subject of a prepayment in full received by the Servicers during the applicable Prepayment Period;

         (3)      the Group III Subordinate  Prepayment  Percentage of the amount all partial  prepayments
                  of  principal   received  in  respect  of  the  mortgage  loans  during  the  applicable
                  Prepayment Period;

         (4)      the  excess,  if  any,  of (a) the  Net  Liquidation  Proceeds  allocable  to  principal received in respect of each  group III  mortgage loan that became a Liquidated  Mortgage
                  Loan during the related  Prepayment  Period and all  Subsequent  Recoveries  received in respect of each  Liquidated  Mortgage  Loan  during the  related Due Period over (b) the sum of the amounts  distributable  to the holders of the Group III  Senior  Certificates pursuant to clause (4) of the  definition of Group III Senior Optimal  Principal  Amount on such distribution date;

         (5)      the Group III Subordinate  Prepayment  Percentage of the sum of (a) the Stated Principal
                  Balance  of each  group III  mortgage  loan  which was  repurchased  by the  Sponsor  in connection  with such  distribution  date and (b) the  difference,  if any,  between the
                  Stated  Principal  Balance of a group III  mortgage  loan that has been  replaced by the
                  Sponsor  with a  substitute  mortgage  loan  pursuant  to  the  mortgage  loan  purchase agreement in connection with such  distribution  date and the Stated  Principal  Balance of such substitute mortgage loan; and

         (6)      on the distribution  date on which the aggregate  Certificate  Principal  Balance of the
                  Group  III  Senior  Certificates  have all been  reduced  to  zero,  100% of the  Senior
                  Optimal Principal Amount for such Group III Senior Certificates.

Group III Subordinate  Percentage — With respect to Loan Group III and as of any  distribution  date, 100%
minus the Group III Senior Percentage.

Group III Subordinate  Prepayment  Percentage — With respect to Loan Group III and as of any  distribution date, 100% minus the Group III Senior Prepayment Percentage.

HSBC —  HSBC Mortgage Corporation (USA).

Insurance  Proceeds — Amounts paid by an insurer under any primary  mortgage  insurance  policy,  standard hazard  insurance  policy,  flood insurance policy or title insurance policy covering any mortgage loan or mortgaged  property  other than amounts  required to be paid over to the mortgagor  pursuant to law or the related  mortgage  note and other than  amounts  used to repair or restore  the  mortgaged  property or to reimburse  certain  expenses,  including the related  servicer's costs and expenses incurred in connection with presenting claims under the related insurance policies.

Interest  Accrual Period — For each class of Group II Certificates  and the Class III-X-1,  Class III-B-4,
Class III-B-5 and Class III-B-6  Certificates and for any distribution  date, the calendar month preceding the month in which such  distribution  date occurs.  The Interest  Accrual  Period for the Group I Offered
Certificates,  the Class I-B-3 Certificates and the Group III Offered  Certificates  (other than the Class
III-X-1  Certificates) will be the period from and including the preceding  distribution date (or from and including  the Closing Date,  in the case of the first  distribution  date) to and including the day prior to the current distribution date.

Interest  Carry-forward  Amount — With respect to each class of Group I Offered Certificates and the Class
I-B-3 Certificates and the first  distribution date, zero, and for each distribution date thereafter,  the sum of:

         1.       the excess of:

                  (a)      Current Interest for such class with respect to prior distribution dates, over

                  (b)      the amount  actually  distributed  to such class with respect to interest on or after such prior distribution dates, and

         2.       interest on such excess (to the extent  permitted by applicable  law) at the  applicable pass-  through  rate for the related  Interest  Accrual  Period  including  the Interest
                  Accrual Period relating to such distribution date.

Interest Funds — With respect to Loan Group I and any  distribution  date, the sum,  without  duplication, of:

         1.       all  scheduled  interest  collected in respect of the group I mortgage  loans during the related Due Period, less the related Servicing Fee; if any,

         2.       all  advances  relating to  interest  on the group I mortgage  loans made by the related
                  Servicers or the Master Servicer;

         3.       all Compensating Interest Payments with respect to the group I mortgage loans;

         4.       Liquidation  Proceeds  received during the related  Prepayment Period (or in the case of
                  Subsequent   Recoveries,   during  the  prior  calendar  month),   to  the  extent  such
                  Liquidation Proceeds relate to interest,  less all non-recoverable  advances relating to interest and certain expenses, in each case with respect to the group I mortgage loans;

         5.       the interest  portion of proceeds from the group I mortgage loans that were  repurchased during the related Due Period; and

         6.       the  interest  portion of the  purchase  price of the assets of the Trust  allocated  to
                  Loan Group I upon  exercise by the Sponsor or its designee of its  optional  termination right;  minus

         7.       any amounts payable to or required to be reimbursed to the Sponsor,  the Depositor,  any
                  Servicer,   the  Master  Servicer,   the  Custodian,   the  Trustee  or  the  Securities
                  Administrator and allocated to Loan Group I, as provided in the Agreement.

Interest  Only  Certificates  —  The  Class  II-X-1,  Class  II-BX-1,  Class  II-BX-2  and  Class  III-X-1
Certificates.

Lender  Paid PMI Rate — With  respect to any  mortgage  loan  covered by a  lender-paid  primary  mortgage insurance  policy,  the premium to be paid by the applicable  Servicer out of interest  collections on the related mortgage loan

Liquidated  Mortgage Loan — Any defaulted  mortgage loan as to which the related  Servicer has  determined that all  amounts  which it  expects  to  recover  from or on  account  of such  mortgage  loan  have been recovered.

Liquidation  Proceeds — Amounts  received by a Servicer in connection  with the liquidation of a defaulted mortgage loan whether  through  trustee's sale,  foreclosure  sale, any Insurance  Proceeds,  condemnation proceeds or otherwise,  including  any amounts  received by the Servicer or Master  Servicer  specifically related to a Liquidated  Mortgage Loan or disposition  of an REO property prior to the related  Prepayment
Period that resulted in a Realized  Loss,  after  liquidation of such Mortgage Loan or disposition of such
REO property.

Loan Group — Any of Loan Group I, Loan Group II or Loan Group III, as applicable.

Loan Group I — The pool of mortgage loans consisting of the group I mortgage loans.

Loan Group II — The pool of mortgage loans consisting of the group II mortgage loans.

Loan Group III — The pool of mortgage loans consisting of the group III mortgage loans.

Loan-to-Value  Ratio — The fraction,  expressed as a  percentage,  the numerator of which is the principal balance  at  origination  and the  denominator  of which is the  lesser of the sales  price at the time of origination of the mortgage loan and the appraised value of the mortgaged property at origination.

Loss Allocation  Limitation — As defined under  "Description of the  Certificates — Allocation of Realized
Losses; Subordination-Allocation of Realized Losses on the Group II Certificates".

Margin — With respect to any distribution date:

         (A) on or prior to the first  possible  optional  termination  date for the Group I  Certificates and (i) the Class  I-A-1  Certificates,  0.160% per  annum,  (ii) the Class  I-A-2  Certificates,
         0.210% per annum,  (iii) the Class  I-M-1  Certificates,  0.310% per annum,  (iv) the Class I-M-2
         Certificates,  0.450% per annum,  (v) the Class I-B-1  Certificates,  1.150% per annum,  (vi) the
         Class I-B-2 Certificates,  2.150% per annum, and (vii) the Class I-B-3  Certificates,  2.150% per annum; and with respect to any distribution  date after the first possible  optional  termination date for the Group I Certificates and (i) the Class I-A-1  Certificates,  0.320% per annum,  (ii)
         the Class I-A-2 Certificates,  0.420% per annum, (iii) the Class I-M-1  Certificates,  0.465% per annum,  (iv) the Class I-M-2  Certificates,  0.675% per annum, (v) the Class I-B-1  Certificates,
         1.725% per  annum,  (vi) the Class  I-B-2  Certificates,  3.225%  per annum,  and (vii) the Class
         I-B-3 Certificates, 3.225% per annum; and

         (B) on or prior to the first possible  optional  termination  date for the Group III Certificates and (i) the Class III-A-1  Certificates,  0.160% per annum, (ii) the Class III-A-2  Certificates,
         0.200%  per  annum,  (iii) the Class  III-B-1  Certificates,  0.300%  per  annum,  (iv) the Class
         III-B-2  Certificates,  0.450%  per annum,  and (v) the Class  III-B-3  Certificates,  1.250% per
         annum; and with respect to any distribution  date after the first possible  optional  termination date for the Group III  Certificates  and (i) the Class III-A-1  Certificates,  0.320% per annum,
         (ii) the Class III-A-2  Certificates,  0.400% per annum,  (iii) the Class  III-B-1  Certificates,
         0.450% per  annum,  (iv) the Class  III-B-2  Certificates,  0.675%  per annum,  and (v) the Class
         III-B-3 Certificates, 1.875% per annum.

Master Servicer — Wells Fargo Bank, National Association.

Master  Servicer  Compensation  — As defined under  "Pooling and Servicing  Agreement—Servicing  and Other
Compensation and Payment of Expenses" in this prospectus supplement.

Mid America —  Mid America Bank, fsb.

Monthly  Advance — The  aggregate of all payments of principal and  interest,  net of the  Servicing  Fee, that were due  during  the  related  Due  Period on the  mortgage  loans and that were  delinquent  on the related Due Date (other than  shortfalls in interest due to the  application  of the Relief Act or similar state law).

Monthly  Payments — For any mortgage loan and any month,  the  scheduled  payment or payments of principal and  interest due during such month on such  mortgage  loan which either is payable by a mortgagor in such month  under  the  related  mortgage  note,  or in the case of any  mortgaged  property  acquired  through foreclosure or deed in lieu of foreclosure,  would otherwise have been payable under the related  mortgage note.

Moody's — Moody's Investors Service, Inc., and any successor in interest.

Mortgage Loan Purchase  Agreement — The Mortgage Loan Purchase  Agreement,  dated as of December 28, 2006, among  the Depositor, the Sponsor and Master Funding LLC.

Mortgage  Loan  Schedule  — The  schedule  attached  as an exhibit to the  Agreement  with  respect to the
Mortgage Loans, as amended from time to time to reflect the repurchase or substitution of Mortgage Loans.

Net  Interest  Shortfalls  — Has the  meaning set forth under  "Description  of the  Certificates—Interest
Distributions on the Group II Certificates"  and "—Interest  Distributions on the Group III  Certificates"
in this prospectus supplement.

Net  Liquidation  Proceeds  —Liquidation  Proceeds net of unreimbursed  advances by the related  Servicer,
Monthly  Advances,  expenses  incurred by the related  Servicer in connection with the liquidation of such mortgage loan and the related  mortgaged  property,  and any other amounts payable to the related Servicer under the related Servicing Agreement.

Net Rate — For any  mortgage  loan,  the then  applicable  mortgage  rate  thereon less the sum of (1) the
Servicing  Fee  Rate  and (2) the  Lender  Paid PMI  Rate,  if any,  attributable  thereto,  in each  case expressed as a per annum rate.

Net Rate Cap — With  respect to any  distribution  date and (i) the Group I Offered  Certificates  and the
Class I-B-3  Certificates,  the weighted average of the Net Rates on the group I mortgage loans,  weighted on the basis of the Stated  Principal  Balances  thereof as of the preceding  distribution  date, and (ii)
the Class  III-A-1,  Class  III-A-2,  Class  III-B-1,  Class III-B-2 and Class III-B-3  Certificates,  the
weighted  average of the Net Rates of the group III mortgage  loans as of the beginning of the related Due
Period,  weighted on the basis of the Stated Principal  Balances thereof as of the preceding  distribution date, in each case as adjusted to an effective  rate  reflecting  the accrual of interest on an actual/360 basis.

Notional Amount — With respect to any distribution date and the Class II-X-1  Certificates,  the aggregate
Certificate  Principal Balance of the Class II-A-1  Certificates and the Class II-A-2  Certificates,  with respect to any distribution  date and the Class II-BX-1  Certificates,  the Certificate  Principal Balance
of  the  Class  II-B-1  Certificates,  with  respect  to any  distribution  date  and  the  Class  II-BX-2
Certificates,  the Certificate  Principal  Balance of the Class II-B-2  Certificates,  and with respect to any distribution date and the Class III-X-1  Certificates,  the aggregate Certificate Principal Balance of the Class III-A-1, Class III-A-2,  Class III-B-1,  Class III-B-2 and Class III-B-3 Certificates,  (in each case before taking into account the payment of principal on such Certificates on such distribution date).

Offered Certificates — The Group I Offered  Certificates,  the Group II Offered Certificates and the Group
III Offered Certificates.

Offered  Subordinate  Certificates  — The Group I  Subordinate  Certificates,  other than the Class  I-B-3
Certificates,  the  Group II  Offered  Subordinate  Certificates  and the Group  III  Offered  Subordinate
Certificates.

Original Group II  Subordinate  Principal  Balance — The aggregate  Certificate  Principal  Balance of the
Group II Subordinate Certificates as of the Closing Date.

Original Group III Subordinate  Principal  Balance — The aggregate  Certificate  Principal  Balance of the
Group III Subordinate Certificates as of the Closing Date.

Outstanding  Principal  Balance — With respect to a mortgage loan, the principal  balance of such mortgage loan  remaining to be paid by the mortgagor or, in the case of an REO Property,  the principal  balance of the related  mortgage  loan  remaining to be paid by the  mortgagor at the time such property was acquired by the trust.

Overcollateralization  Amount — With  respect to any  distribution  date,  the excess,  if any, of (a) the aggregate Stated Principal  Balance of the group I mortgage loans for such  distribution date over (b) the aggregate  Certificate  Principal  Balance of the Class I-A, Class I-M and Class I-B  Certificates  (after taking into account the payment of principal  other than any Extra Principal  Distribution  Amount on such
Certificates).

Overcollateralization  Release  Amount — With  respect to any  distribution  date is the lesser of (x) the sum of the amounts  described in clauses (1) through (5) and (7) in the definition of Principal  Funds for such  distribution  date and (y) the  excess,  if any,  of (i) the  Overcollateralization  Amount for such distribution  date (assuming that 100% of such Principal  Funds is applied as a principal  payment on such distribution  date) over (ii) the  Overcollateralization  Target Amount for such  distribution  date (with the amount  pursuant  to clause (y)  deemed to be $0 if the  Overcollateralization  Amount is less than or equal to the Overcollateralization Target Amount on that distribution date).

Overcollateralization  Target  Amount — With  respect to any  distribution  date (a) prior to the Stepdown
Date,  approximately  1.45% of the aggregate Stated Principal  Balance of the group I mortgage loans as of the cut-off date,  (b) on or after the Stepdown Date and if a Trigger Event is not in effect,  the greater of (i) the lesser of (1)  approximately  1.45% of the aggregate  Stated  Principal  Balance of the group I mortgage loans as of the cut-off date and (2)  approximately  2.90% of the then current  aggregate  Stated
Principal  Balance  of the group I  mortgage  loans as of that  distribution  date and  (ii) approximately
$3,286,913  and  (c)  on  or  after  the  Stepdown  Date  and  if  a  Trigger  Event  is  in  effect,  the
Overcollateralization Target Amount for the immediately preceding distribution date.

Pass-Through  Rate — For each class of Offered  Certificates has the meaning set forth under  "Description of the  Certificates—Pass-Through  Rates  for  the  Group I  Offered  Certificates,"  "Description  of the
Certificates—Interest  Distributions  on the Group II  Certificates"  and "—Interest  Distributions on the
Group III Certificates," as applicable, in this prospectus supplement.

Prepayment   Interest   Shortfalls   —  Has   the   meaning   set   forth   under   "Description   of  the
Certificates—Interest  Distributions  on the Group II  Certificates"  and "—Interest  Distributions on the
Group III Certificates" in this prospectus supplement.

Prepayment  Period — With respect to the mortgage  loans for which EMC is the Servicer and with respect to a  distribution  date and (i)  principal  prepayments  in full,  the period from the  sixteenth day of the calendar month  preceding the calendar month in which such  distribution  date occurs through the close of business on the  fifteenth  day of the calendar  month in which such  distribution  date occurs,  and (ii)
Liquidation Proceeds,  Realized Losses and partial prepayments,  the prior calendar month; and in the case of the  mortgage  loans for which EMC is not the  Servicer,  such  period as is  provided  in the  related
Servicing Agreement with respect to the related mortgage loans.

Principal  Distribution  Amount — With respect to each distribution date and the Group I Certificates,  an amount equal to:

         1.       the sum of the Principal Funds for Loan Group I for such distribution date; plus

         2.       any Extra Principal Distribution Amount for such distribution date; minus

         3.       any Overcollateralization Release Amount for such distribution date.

Principal Funds — With respect to Loan Group I and any distribution  date, the sum,  without  duplication, of:

         1.       the scheduled  principal  collected on the group I mortgage loans during the related Due
                  Period or advanced on or before the related servicer advance date;

         2.       prepayments  in respect  of the group I  mortgage  loans,  exclusive  of any  prepayment charges, collected in the related Prepayment Period;

         3.       the Stated  Principal  Balance of each group I mortgage loan that was repurchased by the
                  Depositor or the related Servicer during the related Due Period;

         4.       the amount,  if any, by which the aggregate unpaid principal  balance of any replacement mortgage  loans is less than the  aggregate  unpaid  principal  balance  of any  deleted mortgage loans  delivered by the related  Servicer in connection  with a substitution of a group I mortgage loan during the related Due Period;

         5.       all  Liquidation  Proceeds  collected  during the related  Prepayment  Period (or in the case of  Subsequent  Recoveries,  during the related Due Period) on the group I mortgage loans, to the extent such  Liquidation  Proceeds  relate to principal,  less all related non-recoverable  advances  relating  to  principal  reimbursed  during the  related  Due
                  Period; and

         6.       the  principal  portion of the  purchase  price of the assets of the Trust  allocated to
                  Loan  Group  I  upon  the  exercise  by the  Sponsor  or its  designee  of its  optional termination right with respect to the group I mortgage loans; minus

         7.       any  amounts  payable  to or  required  to be  reimbursed  to EMC,  the  Depositor,  any
                  Servicer,   the  Master  Servicer,   the  Custodian,   the  Trustee  or  the  Securities
                  Administrator and allocated to Loan Group I, as provided in the Agreement.

Principal  Prepayment — Any payment or other  recovery of  principal on a mortgage  loan which is received in  advance  of its  scheduled  Due Date to the  extent  that it is not  accompanied  by an  amount  as to interest  representing  scheduled  interest due on any date or dates in any month or months  subsequent to the month of  prepayment,  including  Insurance  Proceeds  and  Repurchase  Proceeds,  but  excluding  the principal  portion of Net Liquidation  Proceeds  received at the time a mortgage loan becomes a Liquidated
Mortgage Loan.

Rating  Agencies — Standard  and  Poor's,  a division  of The  McGraw-Hill  Companies,  Inc.  and  Moody's
Investors Service, Inc.

Realized  Loss — With  respect to a mortgage  loan is (1) a  Bankruptcy  Loss or (2) as to any  Liquidated
Mortgage  Loan,  the unpaid  principal  balance  thereof plus accrued and unpaid  interest  thereon at the mortgage  rate through the last day of the month of  liquidation  less the Net  Liquidation  Proceeds with respect to such  mortgage  loan and the  related  mortgaged  property  that are  allocated  to  principal;
provided,  however,  that in the event the Master Servicer receives Subsequent  Recoveries with respect to any mortgage  loan,  the amount of the Realized Loss with respect to that mortgage loan will be reduced to the extent such  Subsequent  Recoveries  are applied to reduce the  Certificate  Principal  Balance of any class of Certificates on any distribution date.

Record  Date — For each  class of Group I Offered  Certificates,  the Class  I-B-3  Certificates  and each distribution  date,  the Business Day preceding the  applicable  distribution  date so long as the Group I
Offered  Certificates  remain in book-entry form; and otherwise the record date shall be the last Business
Day of the month preceding the month in which such  distribution  date occurs.  For each class of Group II
Offered  Certificates  and  Group  III  Offered  Certificates  and each  distribution  date,  the close of business  on the last  business  day of the month  preceding  the month in which  such  distribution  date occurs.

Remaining  Excess  Spread — With  respect  to any  distribution  date,  the Excess  Spread  less any Extra
Principal Distribution Amount for such distribution date.

REMIC Regular Certificates — All classes of Certificates other than the Residual Certificates.

REO  Property  — A  mortgage  property  acquired  by the trust  through  foreclosure  or  deed-in-lieu  of foreclosure.

Repurchase  Price — With respect to any mortgage loan required to be  repurchased,  an amount equal to the excess  of (i) the sum of (a)  100% of the  Outstanding  Principal  Balance  of such  mortgage  loan  plus accrued but unpaid  interest on the  Outstanding  Principal  Balance at the related  mortgage rate through and  including  the last day of the month of  repurchase  and (b) any costs and  damages  incurred  by the
Trust in connection  with any violation of such mortgage loan of any predatory  lending laws over (ii) any portion of the Servicing  Fee,  Monthly  Advances or servicing  advances  payable to the purchaser of such mortgage loan.

Repurchase  Proceeds — The  Repurchase  Price in connection  with any repurchase of a mortgage loan by the
Sponsor and any cash deposit in connection with the  substitution of a mortgage loan. See  "Description of
the   Securities—Assignment   of  Trust  Fund  Assets"  in  the  prospectus  and  "Pooling  and  Servicing
Agreement—Representations and Warranties" in this prospectus supplement.

Residual Certificates — The Class R Certificates and the Class R-X Certificates.

Rules — The rules, regulations and procedures creating and affecting DTC and its operations.

S&P — Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

Securities Administrator — Wells Fargo Bank, National Association.

Senior  Certificates — The Group I Senior  Certificates,  the Group II Senior  Certificates  and the Group
III Senior Certificates.

Senior Optimal  Principal  Amount — The Group II Senior Optimal  Principal  Amount or the Group III Senior
Optimal Principal Amount, as applicable.

Senior Percentage — The Group II Senior Percentage or the Group III Senior Percentage, as applicable.

Senior  Prepayment  Percentage  — The  Group II Senior  Prepayment  Percentage  or the  Group  III  Senior
Prepayment Percentage, as applicable.

Servicers — The Sponsor, HSBC, Mid America, Everhome and other servicers that service the mortgage loans.

Servicing  Agreements — The servicing  agreements  specified in the Agreement  between the Sponsor and the related Servicer.

Servicing Fee — With respect to each  mortgage  loan, a fee that accrues at the Servicing Fee Rate, as set forth under the heading "Pooling and Servicing  Agreement—Servicing  and Other Compensation and Payment of
Expenses" in this prospectus  supplement,  on the same principal balance on which interest on the mortgage loan accrues for the calendar month.

Servicing  Fee Rate — For each  mortgage  loan will be (i) 0.250% and 0.375% per annum with respect to EMC and (ii) a per annum rate  ranging  from 0.250% to 0.575%,  as set forth on the  Mortgage  Loan  Schedule, with respect to other Servicers.

Special  Hazard Loss — A Realized  Loss  attributable  to damage or a direct  physical  loss suffered by a mortgaged  property  (including  any Realized Loss due to the presence or suspected  presence of hazardous wastes or  substances  on a mortgaged  property)  other than any such  damage or loss  covered by a hazard policy or a flood insurance  policy required to be maintained in respect of such mortgaged  property under the Agreement or any loss due to normal wear and tear or certain other causes.

Sponsor — EMC Mortgage Corporation.

Stated  Principal  Balance — With respect to any mortgage loan and any  distribution  date:  the principal balance  thereof as of the  Cut-off  Date  minus the sum of (1) the  principal  portion  of the  scheduled monthly  payments  due from  mortgagors  with  respect to such  mortgage  loan due during  each Due Period ending prior to such  distribution  date (and  irrespective of any delinquency in their payment),  (2) all
Principal  Prepayments  with  respect  to such  mortgage  loan  received  prior to or during  the  related
Prepayment  Period,  (3) all  liquidation  proceeds  to the extent  applied  by the  related  Servicer  as recoveries of principal in  accordance  with the Agreement or the related  Servicing  Agreement  that were received  by the  related  Servicer  as of the close of  business  on the last day of the  calendar  month related to such  distribution  date and (4) any  Realized  Loss  thereon  incurred  prior to or during the related calendar month.  The Stated Principal Balance of any Liquidated Mortgage Loan is zero.

Stepdown Date — the earlier to occur of:

         1.       the  distribution  date on which the  aggregate  Certificate  Principal  Balance  of the
                  Group I Senior Certificates has been reduced to zero; and

         2.       the later to occur of:

                  (a)      the distribution date occurring in January 2010; and

                  (b)      the first distribution date for which the Current Specified Enhancement
                           Percentage for such distribution date is greater than or equal to approximately 19.00%.

Subordinate  Certificate  Writedown  Amount — With respect to the Group II Subordinate  Certificates,  the amount by which (x) the sum of the  Certificate  Principal  Balances of the Group II  Certificates  (after giving effect to the  distribution  of principal and the allocation of Realized Losses in reduction of the
Certificate  Principal  Balances of the Group II Certificates on such  distribution  date) exceeds (y) the
Stated  Principal  Balances of the group II mortgage  loans on the Due Date  related to such  distribution date.  With  respect  to the Group III  Subordinate  Certificates,  the amount by which (x) the sum of the
Certificate  Principal Balances of the Group III Certificates  (after giving effect to the distribution of principal and the  allocation of Realized  Losses in reduction of the  Certificate  Principal  Balances of the Group III Certificates on such  distribution  date) exceeds (y) the Stated  Principal  Balances of the group III mortgage loans on the Due Date related to such distribution date.

Subordinate  Certificates — The Group I Subordinate  Certificates,  the Group II Subordinate  Certificates
and the Group III Subordinate Certificates.

Subordinate  Optimal  Principal  Amount — The Group II Subordinate  Optimal  Principal Amount or the Group
III Subordinate Optimal Principal Amount, as applicable.

Subordinate  Percentage — The Group II  Subordinate  Prepayment  Percentage  or the Group III  Subordinate
Prepayment Percentage, as applicable.

Subsequent  Recoveries — As of any  distribution  date,  amounts  received  during the related  Prepayment
Period by the Master Servicer or surplus  amounts held by the Master Servicer to cover estimated  expenses
(including,  but not limited to, recoveries in respect of the  representations  and warranties made by the
Sponsor)  specifically  related to a Liquidated  Mortgage Loan or  disposition of an REO property prior to the related  Prepayment  Period that resulted in a Realized Loss, after liquidation or disposition of such mortgage loan.

Trigger  Event — With  respect  to any  distribution  date,  an event  that  exists if (i) the  percentage obtained by dividing (x) the aggregate  Stated  Principal  Balance of the group I mortgage  loans that are
60 or more  days  delinquent  (including  for this  purpose  any such  mortgage  loans  in  bankruptcy  or foreclosure and the group I mortgage loans with respect to which the related  Mortgaged  Property has been acquired by the Trust) by (y) the  aggregate  Stated  Principal  Balance of the group I mortgage  loans in the mortgage  pool, in each case,  as of the close of business on the last day of the  preceding  calendar month,  exceeds 36.75% of the Current  Specified  Enhancement  Percentage or (ii) the aggregate  amount of
Realized  Losses on the group I mortgage  loans since the Cut-Off  Date as a percentage  of the  aggregate
Stated  Principal  Balance of the group I mortgage  loans as of the Cut-Off  Date  exceeds the  applicable percentage set forth below:

                                             Months      Percentage
                                            37 - 48          0.70%
                                            49 - 60          1.20%
                                            61 - 72          1.70%
                                             73-84           2.00%
                                              84+            2.05%

Trust — Bear Stearns ALT-A Trust 2006-8.

Trustee — Citibank, N.A., a national banking association organized under the laws of the United States.

Unpaid  Realized  Loss Amount — With  respect to any class of Group I Offered  Certificates  and the Class
I-B-3 Certificates and as to any distribution date, the excess of:

         1.       Applied Realized Loss Amounts with respect to such class, over

         2.       the sum of all  distributions  in reduction of the Applied  Realized Loss Amounts on all previous distribution dates.

         Any  amounts  distributed  to a class  of  Group I  Offered  Certificates  and  the  Class  I-B-3
Certificates  in respect of any Unpaid  Realized Loss Amount will not be applied to reduce the Certificate
Principal Balance of such Class.

Weighted  Average Net Rate — With respect to any Loan Group and  distribution  date, the weighted  average of the Net Rates of the  mortgage  loans in such Loan Group,  weighted  in  proportion  to the  respective outstanding principal balances of such mortgage loans.

Wells Fargo — Wells Fargo Bank, National Association.

Wells Fargo Bank — Wells Fargo Bank, N.A.

                                                                                                   ANNEX I

  Distribution Date        Class I-A        Class I-A        Class I-M-1     Class I-M-1       Class I-M-2      Class I-M-2
                           Notional           Strike           Notional     Strike Rate(%)      Notional      Strike Rate(%)
                           Balance($)        Rate(%)          Balance($)                        Balance($)
     January 2007         594,931,000          7.35          22,680,000          7.21          13,805,000          7.07
    February 2007         579,998,360          7.35          22,680,000          7.21          13,805,000          7.07
      March 2007          565,404,909          7.35          22,680,000          7.21          13,805,000          7.07
      April 2007          551,142,517          7.35          22,680,000          7.21          13,805,000          7.07
       May 2007           537,203,683          7.36          22,680,000          7.22          13,805,000          7.08
      June 2007           523,581,073          7.36          22,680,000          7.22          13,805,000          7.08
      July 2007           510,267,520          7.31          22,680,000          7.17          13,805,000          7.03
     August 2007          497,256,063          7.31          22,680,000          7.17          13,805,000          7.03
    September 2007        484,539,809          7.31          22,680,000          7.17          13,805,000          7.03
     October 2007         472,112,170          7.31          22,680,000          7.17          13,805,000          7.03
    November 2007         459,966,499          7.31          22,680,000          7.17          13,805,000          7.03
    December 2007         448,096,406          7.31          22,680,000          7.17          13,805,000          7.03
     January 2008         436,495,643          7.31          22,680,000          7.17          13,805,000          7.03
    February 2008         425,158,106          7.31          22,680,000          7.17          13,805,000          7.03
      March 2008          414,077,828          7.31          22,680,000          7.17          13,805,000          7.03
      April 2008          403,248,977          7.31          22,680,000          7.17          13,805,000          7.03
       May 2008           392,665,865          7.31          22,680,000          7.17          13,805,000          7.03
      June 2008           382,322,909          7.32          22,680,000          7.18          13,805,000          7.04
      July 2008           372,214,667          7.27          22,680,000          7.13          13,805,000          6.99
     August 2008          362,335,919          7.28          22,680,000          7.14          13,805,000          7.00
    September 2008        352,681,506          7.28          22,680,000          7.14          13,805,000          7.00
     October 2008         343,246,160          7.29          22,680,000          7.15          13,805,000          7.01
    November 2008         334,024,930          7.29          22,680,000          7.15          13,805,000          7.01
    December 2008         325,012,988          7.29          22,680,000          7.15          13,805,000          7.01
     January 2009         316,205,588          7.29          22,680,000          7.15          13,805,000          7.01
    February 2009         307,598,100          7.29          22,680,000          7.15          13,805,000          7.01
      March 2009          299,185,976          7.30          22,680,000          7.16          13,805,000          7.02
      April 2009          290,964,786          7.30          22,680,000          7.16          13,805,000          7.02
       May 2009           282,930,201          7.30          22,680,000          7.16          13,805,000          7.02
      June 2009           275,078,034          7.31          22,680,000          7.17          13,805,000          7.03
      July 2009           267,404,107          7.32          22,680,000          7.18          13,805,000          7.04
     August 2009          259,904,483          7.37          22,680,000          7.23          13,805,000          7.09
    September 2009        252,575,121          7.38          22,680,000          7.24          13,805,000          7.10
     October 2009         245,411,998          7.44          22,680,000          7.30          13,805,000          7.16
    November 2009         238,409,585          7.47          22,680,000          7.33          13,805,000          7.19
    December, 2009        231,565,400          7.50          22,680,000          7.36          13,805,000          7.22
     January 2010         224,875,511          7.50          22,680,000          7.36          13,805,000          7.22
    February 2010         224,875,511          7.50          21,938,213          7.36          11,793,134          7.22
      March 2010          222,263,537          7.50          18,933,861          7.36          11,524,778          7.22
      April 2010          217,205,642          7.51          18,502,997          7.37          11,262,516          7.23
       May 2010           212,262,630          7.52          18,081,918          7.38          11,006,212          7.24
      June 2010           207,431,896          7.53          17,670,405          7.39          10,755,729          7.25
      July 2010           202,710,893          7.54          17,268,239          7.40          10,510,937          7.26
     August 2010          198,097,133          7.57          16,875,209          7.43          10,271,705          7.29
    September 2010        193,588,183          7.58          16,491,107          7.44          10,037,907          7.30
     October 2010         189,181,664          7.61          16,115,731          7.47           9,809,421          7.33
    November 2010         184,875,253          7.64          15,748,883          7.50           9,586,125          7.36
    December 2010         180,666,592          7.66          15,390,361          7.52           9,367,899          7.38
     January 2011         176,553,551          7.66          15,039,986          7.52           9,154,630          7.38
    February 2011         172,533,961          7.66          14,697,571          7.52           8,946,207          7.38
      March 2011          168,605,701          7.67          14,362,936          7.53           8,742,519          7.39
      April 2011          164,766,657          7.68          14,035,901          7.54           8,543,457          7.40
       May 2011           161,014,841          7.69          13,716,297          7.55           8,348,919          7.41
      June 2011           157,348,281          7.71          13,403,955          7.57           8,158,801          7.43
      July 2011           153,764,913          7.74          13,098,701          7.60           7,972,997          7.46
     August 2011          150,262,701          7.93          12,800,359          7.79           7,791,400          7.65
    September 2011        146,839,360          8.07          12,508,737          7.93           7,613,894          7.79
     October 2011         143,493,291          8.67          12,223,697          8.53           7,440,394          8.39
    November 2011         140,220,046         10.29          11,944,860          10.15          7,270,670          10.01
    December 2011         137,015,930         11.60          11,671,913          11.46          7,104,531          11.32

                          Class I-B-1                        Class I-B-2                       Class I-B-3
                           Notional        Class I-B-1        Notional        Class I-B-2       Notional        Class I-B-3
  Distribution Date       Balance($)     Strike Rate (%)     Balance ($)    Strike Rate (%)    Balance ($)    Strike Rate (%)
     January 2007          9,532,000           6.37           3,287,000          5.37           3,616,000          5.37
    February 2007          9,532,000           6.37           3,287,000          5.37           3,616,000          5.37
      March 2007           9,532,000           6.37           3,287,000          5.37           3,616,000          5.37
      April 2007           9,532,000           6.37           3,287,000          5.37           3,616,000          5.37
       May 2007            9,532,000           6.38           3,287,000          5.38           3,616,000          5.38
      June 2007            9,532,000           6.38           3,287,000          5.38           3,616,000          5.38
      July 2007            9,532,000           6.33           3,287,000          5.33           3,616,000          5.33
     August 2007           9,532,000           6.33           3,287,000          5.33           3,616,000          5.33
    September 2007         9,532,000           6.33           3,287,000          5.33           3,616,000          5.33
     October 2007          9,532,000           6.33           3,287,000          5.33           3,616,000          5.33
    November 2007          9,532,000           6.33           3,287,000          5.33           3,616,000          5.33
    December 2007          9,532,000           6.33           3,287,000          5.33           3,616,000          5.33
     January 2008          9,532,000           6.33           3,287,000          5.33           3,616,000          5.33
    February 2008          9,532,000           6.33           3,287,000          5.33           3,616,000          5.33
      March 2008           9,532,000           6.33           3,287,000          5.33           3,616,000          5.33
      April 2008           9,532,000           6.33           3,287,000          5.33           3,616,000          5.33
       May 2008            9,532,000           6.33           3,287,000          5.33           3,616,000          5.33
      June 2008            9,532,000           6.34           3,287,000          5.34           3,616,000          5.34
      July 2008            9,532,000           6.29           3,287,000          5.29           3,616,000          5.29
     August 2008           9,532,000           6.30           3,287,000          5.30           3,616,000          5.30
    September 2008         9,532,000           6.30           3,287,000          5.30           3,616,000          5.30
     October 2008          9,532,000           6.31           3,287,000          5.31           3,616,000          5.31
    November 2008          9,532,000           6.31           3,287,000          5.31           3,616,000          5.31
    December 2008          9,532,000           6.31           3,287,000          5.31           3,616,000          5.31
     January 2009          9,532,000           6.31           3,287,000          5.31           3,616,000          5.31
    February 2009          9,532,000           6.31           3,287,000          5.31           3,616,000          5.31
      March 2009           9,532,000           6.32           3,287,000          5.32           3,616,000          5.32
      April 2009           9,532,000           6.32           3,287,000          5.32           3,616,000          5.32
       May 2009            9,532,000           6.32           3,287,000          5.32           3,616,000          5.32
      June 2009            9,532,000           6.33           3,287,000          5.33           3,616,000          5.33
      July 2009            9,532,000           6.34           3,287,000          5.34           3,616,000          5.34
     August 2009           9,532,000           6.39           3,287,000          5.39           3,616,000          5.39
    September 2009         9,532,000           6.40           3,287,000          5.40           3,616,000          5.40
     October 2009          9,532,000           6.46           3,287,000          5.46           3,616,000          5.46
    November 2009          9,532,000           6.49           3,287,000          5.49           3,616,000          5.49
    December, 2009         9,532,000           6.52           3,287,000          5.52           3,616,000          5.52
     January 2010          9,532,000           6.52           3,287,000          5.52           3,616,000          5.52
    February 2010          8,142,858           6.52           2,807,970          5.52           3,089,024          5.52
      March 2010           7,957,565           6.52           2,744,074          5.52           3,018,732          5.52
      April 2010           7,776,480           6.53           2,681,629          5.53           2,950,037          5.53
       May 2010            7,599,508           6.54           2,620,603          5.54           2,882,902          5.54
      June 2010            7,426,556           6.55           2,560,962          5.55           2,817,292          5.55
      July 2010            7,257,533           6.56           2,502,676          5.56           2,753,173          5.56
     August 2010           7,092,350           6.59           2,445,715          5.59           2,690,509          5.59
    September 2010         6,930,919           6.60           2,390,047          5.60           2,629,270          5.60
     October 2010          6,773,155           6.63           2,335,644          5.63           2,569,422          5.63
    November 2010          6,618,975           6.66           2,282,477          5.66           2,510,933          5.66
    December 2010          6,468,295           6.68           2,230,517          5.68           2,453,772          5.68
     January 2011          6,321,038           6.68           2,179,737          5.68           2,397,910          5.68
    February 2011          6,177,127           6.68           2,130,111          5.68           2,343,316          5.68
      March 2011           6,036,486           6.69           2,081,612          5.69           2,289,964          5.69
      April 2011           5,899,039           6.70           2,034,215          5.70           2,237,823          5.70
       May 2011            5,764,715           6.71           1,987,895          5.71           2,186,866          5.71
      June 2011            5,633,444           6.73           1,942,628          5.73           2,137,068          5.73
      July 2011            5,505,151           6.76           1,898,388          5.76           2,088,400          5.76
     August 2011           5,379,763           6.95           1,855,149          5.95           2,040,833          5.95
    September 2011         5,257,199           7.09           1,812,884          6.09           1,994,338          6.09
     October 2011          5,137,402           7.69           1,771,574          6.69           1,948,893          6.69
    November 2011          5,020,212           9.31           1,731,162          8.31           1,904,436          8.31
    December 2011          4,905,497          10.62           1,691,604          9.62           1,860,919          9.62

                                                                                                  ANNEX II

                      GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

         Except in certain limited  circumstances,  the certificates,  which are referred to as the global securities,  will be  available  only in  book-entry  form.  Investors in the global  securities  may hold interests in these global  securities  through any of DTC,  Clearstream or Euroclear.  Initial  settlement and all secondary trades will settle in same-day funds.

         Secondary  market  trading  between  investors  holding  interests in global  securities  through
Clearstream  and  Euroclear  will be  conducted  in  accordance  with  their  normal  rules and  operating procedures and in accordance  with  conventional  eurobond  practice.  Secondary  market  trading  between investors  holding  interests in global  securities  through DTC will be conducted  according to the rules and procedures applicable to U.S. corporate debt obligations.

         Secondary  cross-market  trading between investors holding interests in global securities through
Clearstream or Euroclear and investors  holding  interests in global  securities  through DTC participants will be effected on a  delivery-against-payment  basis through the respective  depositories of Clearstream and Euroclear, in such capacity and other DTC participants.

         Although DTC,  Euroclear and  Clearstream  are expected to follow the procedures  described below in order to  facilitate  transfers  of  interests  in the global  securities  among  participants  of DTC,
Euroclear  and  Clearstream,  they are under no  obligation  to  perform  or  continue  to  perform  those procedures  and those  procedures may be  discontinued  at any time.  None of the Depositor,  the Servicer nor the Trustee will have any  responsibility  for the  performance by DTC,  Euroclear and  Clearstream or their respective  participants or indirect  participants of their respective  obligations  under the rules and procedures governing their obligations.

         Non-U.S.  holders of global  securities  will be subject to U.S.  withholding  taxes unless those holders meet certain  requirements and deliver  appropriate U.S. tax documents to the securities  clearing organizations or their participants.

Initial Settlement

         The  global  securities  will  be  registered  in the  name  of  Cede & Co.  as  nominee  of DTC.
Investors'  interests in the global securities will be represented  through financial  institutions acting on their  behalf  as  direct  and  indirect  participants  in DTC.  Clearstream  and  Euroclear  will hold positions on behalf of their participants through their respective  depositories,  which in turn will hold such positions in accounts as DTC participants.

         Investors electing to hold interests in global securities  through DTC participants,  rather than through  Clearstream  or Euroclear  accounts,  will be subject to the settlement  practices  applicable to similar issues of  mortgage-backed  certificate.  Investors'  securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors  electing to hold  interests  in global  securities  through  Clearstream  or Euroclear accounts will follow the settlement  procedures  applicable to conventional  eurobonds,  except that there will be no  temporary  global  security  and no  "lock-up"  or  restricted  period.  Interests  in  global securities will be credited to the securities  custody  accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

         Since the purchaser  determines  the place of delivery,  it is important to establish at the time of the trade where both the  purchaser's  and seller's  accounts are located to ensure that settlement can be made on the desired value date.

         Transfers  between DTC  Participants.  Secondary market trading between DTC participants  will be settled using the DTC procedures applicable to similar issues of certificate in same-day funds.

         Transfers between  Clearstream  and/or Euroclear  Participants.  Secondary market trading between
Clearstream   participants  or  Euroclear  participants  and/or  investors  holding  interests  in  global securities  through them will be settled  using the  procedures  applicable to  conventional  eurobonds in same-day funds.

         Transfers  between DTC Seller and  Clearstream or Euroclear  Purchaser.  When interests in global securities  are to be  transferred  on behalf of a seller  from the  account of a DTC  participant  to the account of a Clearstream  participant or a Euroclear participant for a purchaser,  the purchaser will send instructions  to Clearstream or Euroclear  through a Clearstream  participant or Euroclear  participant at least one business day prior to  settlement.  Clearstream  or the  Euroclear  operator  will  instruct its respective  depository  to receive an interest in the global  securities  against  payment.  Payment  will include  interest  accrued  on the global  securities  from and  including  the last  payment  date to but excluding  the  settlement  date.  Payment  will  then  be made by the  respective  depository  to the DTC participant's  account  against  delivery of an interest in the global  securities.  After this settlement has been  completed,  the interest will be credited to the respective  clearing system and by the clearing system,  in  accordance  with  its  usual  procedures,  to  the  Clearstream  participant's  or  Euroclear participant's  account.  The credit of this  interest  will appear on the next  business  day and the cash debit will be back-valued to and the interest on the global  securities  will accrue from, the value date, which would be the  preceding  day when  settlement  occurred in New York.  If settlement is not completed through DTC on the intended  value date,  i.e., the trade fails,  the  Clearstream or Euroclear cash debit will be valued instead as of the actual settlement date.

         Clearstream  participants  and  Euroclear  participants  will  need  to  make  available  to  the respective  clearing  system the funds  necessary to process  same-day funds  settlement.  The most direct means  of doing  so is to  pre-position  funds  for  settlement  from  cash on  hand,  in  which  case the
Clearstream  participants  or Euroclear  participants  will take on credit  exposure to Clearstream or the
Euroclear operator until interests in the global securities are credited to their accounts one day later.

         As an  alternative,  if  Clearstream  or the Euroclear  operator has extended a line of credit to them,  Clearstream  participants or Euroclear  participants can elect not to pre-position  funds and allow that  credit  line  to be  drawn  upon.  Under  this  procedure,  Clearstream  participants  or  Euroclear participants  receiving  interests in global  securities for purchasers would incur overdraft  charges for one day, to the extent they cleared the overdraft  when interests in the global  securities  were credited to their  accounts.  However,  interest  on the  global  securities  would  accrue  from the  value  date.
Therefore,  the  investment  income on the interest in the global  securities  earned  during that one-day period would tend to offset the amount of these  overdraft  charges,  although  this result will depend on each Clearstream participant's or Euroclear participant's particular cost of funds.

         Since  the  settlement  through  DTC  will  take  place  during  New  York  business  hours,  DTC participants  are  subject to DTC  procedures  for  transferring  interests  in global  securities  to the respective  depository  of  Clearstream  or  Euroclear  for the  benefit of  Clearstream  participants  or
Euroclear  participants.  The sale  proceeds will be available to the DTC seller on the  settlement  date.
Thus, to the Sponsor settling the sale through a DTC participant,  a cross-market  transaction will settle no differently than a sale to a purchaser settling through a DTC participant.

         Finally,  intra-day  traders  that use  Clearstream  participants  or Euroclear  participants  to purchase  interests  in global  securities  from DTC  participants  or sellers  settling  through them for delivery  to  Clearstream  participants  or  Euroclear  participants  should  note that these  trades will automatically  fail on the sale  side  unless  affirmative  action  is taken.  At least  three  techniques should be available to eliminate this potential condition:

                  o   borrowing  interests in global securities  through  Clearstream or Euroclear for one day,  until the purchase  side of the  intra-day  trade is reflected in the relevant
                      Clearstream  or  Euroclear  accounts,  in  accordance  with  the  clearing  system's customary procedures;

                  o   borrowing   interests  in  global  securities  in  the  United  States  from  a  DTC participant no later than one day prior to settlement,  which would give  sufficient time for such  interests to be reflected  in the relevant  Clearstream  or Euroclear accounts in order to settle the sale side of the trade; or

                  o   staggering  the  value  dates  for the buy and sell  sides of the  trade so that the value date for the purchase  from the DTC  participant  is at least one day prior to
                      the  value  date  for  the  sale  to  the   Clearstream   participant  or  Euroclear
                      participant.

         Transfers  between  Clearstream  or  Euroclear  Seller  and  DTC  Purchaser.  Due  to  time  zone differences  in their  favor,  Clearstream  participants  and  Euroclear  participants  may  employ  their customary  procedures for  transactions in which  interests in global  securities are to be transferred by the respective  clearing system,  through the respective  depository,  to a DTC  participant.  The Sponsor will send  instructions  to Clearstream  or the Euroclear  operator  through a Clearstream  participant or
Euroclear  participant  at least one  business day prior to  settlement.  Clearstream  or  Euroclear  will instruct  its  respective  depository,  to  credit  an  interest  in the  global  securities  to  the  DTC participant's  account against payment.  Payment will include  interest  accrued on the global  securities from and including the last payment date to but excluding the  settlement  date.  The payment will then be reflected in the account of the Clearstream  participant or Euroclear  participant the following  business day and receipt of the cash proceeds in the Clearstream  participant's or Euroclear  participant's account would be  back-valued  to the value date,  which would be the  preceding  day,  when  settlement  occurred through DTC in New York.  If  settlement  is not  completed on the intended  value date,  i.e.,  the trade fails, receipt of the cash proceeds in the Clearstream  participant's or Euroclear  participant's  account would instead be valued as of the actual settlement date.

Certain U.S. Federal Income Tax Documentation Requirements

         A beneficial  owner who is an individual or  corporation  holding the global  security on its own behalf  through  Clearstream  or Euroclear  or through DTC if the holder has an address  outside the U.S., will be  subject  to the 30%  U.S.  withholding  tax that  typically  applies  to  payments  of  interest, including original issue discount, on registered debt issued by U.S. persons, unless:

                  o   each clearing system,  bank or other  institution  that holds customers'  securities in the  ordinary  course of its  trade or  business  in the chain of  intermediaries between  the  beneficial  owner or a foreign  corporation  or foreign  trust and the
                      U.S.  entity  required  to  withhold  tax  complies  with  applicable  certification requirements; and

                  o   the  beneficial  owner takes one of the  following  steps to obtain an  exemption or reduced tax rate:

                  o   Exemption  for  Non-U.S.   Persons—Form   W-8BEN.   Beneficial   holders  of  global
                      securities  that are  Non-U.S.  persons  generally  can obtain a complete  exemption from the  withholding  tax by filing a signed Form W-8BEN or  Certificate of Foreign
                      Status of  Beneficial  Owner for United  States Tax  Withholding.  Non-U.S.  persons residing  in a country  that has a tax treaty  with the United  States can obtain an exemption  or reduced  tax rate,  depending  on the  treaty  terms,  by filing  Form
                      W-8BEN.  If the  information  shown on Form W-8BEN  changes,  a new Form W-8BEN must be filed within 30 days of the change.

                  o   Exemption for Non-U.S.  persons with  effectively  connected  income—Form  W-8ECI. A
                      Non-U.S.  person,  including a non-U.S.  corporation or bank with a U.S. branch, for which the interest  income is  effectively  connected with its conduct of a trade or business in the United States,  can obtain an exemption from the  withholding tax by filing Form W-8ECI or  Certificate  of Foreign  Person's  Claim for  Exemption  from
                      Withholding  on  Income  Effectively  Connected  with  the  Conduct  of a  Trade  or
                      Business in the United States.

                  o   Exemption for U.S.  Persons—Form  W-9. U.S. persons can obtain a complete  exemption from  the  withholding  tax by  filing  Form W-9 or  Payer's  Request  for  Taxpayer
                      Identification Number and Certification.

         U.S.  Federal  Income Tax Reporting  Procedure.  The holder of a global  security or, in the case of a Form W-8BEN or Form W-8ECI filer,  his agent,  files by submitting the appropriate form to the person through whom it holds the  security—the  clearing  agency,  in the case of persons holding directly on the books of the  clearing  agency.  Form  W-8BEN and Form  W-8ECI  generally  are  effective  until the third succeeding  calendar  year  from the date the form is  signed.  However,  the  W-8BEN  and  W-8ECI  with a taxpayer  identification  number  will  remain  effective  until  a  change  in  circumstances  makes  any information on the form incorrect,  provided that the  withholding  agent reports at least annually to the beneficial owner on Form 1042-S.  The term "U.S. person" means:

                  o   a citizen or resident of the United States;

                  o   a  corporation,   partnership  or  other  entity  treated  as  a  corporation  or  a partnership  for United  States  federal  income tax purposes  organized in or under the laws of the United States or any state  thereof,  including for this purpose the
                      District  of  Columbia,  unless,  in the  case  of a  partnership,  future  Treasury regulations provide otherwise;

                  o   an estate that is subject to U.S.  federal  income tax  regardless  of the source of its income; or

                  o   a  trust  if  a  court  within  the  United  States  is  able  to  exercise  primary supervision  of the  administration  of the  trust  and  one or more  United  States persons have the authority to control all substantial decisions of the trust.

If the  information  shown on Form W-8BEN or Form W-8ECI  changes,  a new Form W-8BEN or Form  W-8ECI,  as applicable,  must be filed  within  30 days of the  change.  Certain  trusts  not  described  in the final bullet of the  preceding  sentence  in  existence  on August 20, 1996 that elect to be treated as a United
States Person will also be a U.S.  person.  The term "Non-U.S.  person" means any person who is not a U.S.
person.  This summary does not deal with all aspects of U.S.  federal income tax  withholding  that may be relevant to foreign  holders of the global  securities.  Investors  are  advised to consult  their own tax advisors for specific tax advice concerning their holding and disposing of the global securities.

                                                                                                             SCHEDULE A

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

The  description  herein of the Mortgage Loans is based upon the estimates of the  composition  thereof as of the Cut-off Date, as adjusted to reflect the Stated  Principal  Balances as of the Cut-off Date.  Prior
to the  issuance  of the  Certificates,  Mortgage  Loans  may be  removed  as a  result  of (i)  Principal
Prepayments  thereof in full  prior to  December  1,  2006,  (ii)  requirements  of Moody's or S&P,  (iii)
delinquencies  or otherwise.  In any such event,  other mortgage loans may be included in the Trust.  SAMI believes that the estimated  information  set forth herein with respect to the Mortgage Loans as presently constituted is  representative  of the  characteristics  thereof at the time the  Certificates are issued, although certain characteristics of the Mortgage Loans may vary.

Notwithstanding  the  foregoing,  on or prior to the Closing  Date,  scheduled  or  unscheduled  principal payments  made with  respect  to the  Mortgage  Loans may  decrease  the Stated  Principal  Balance of the
Mortgage  Loans  as of the  Cut-off  Date  as set  fort in this  Prospectus  Supplement  by as much as ten percent  (10%).  Accordingly,  the initial  principal  balance of any of the Offered  Certificates  by the
Closing  Date is subject to a decrease by as much as ten  percent  (10%) from  amounts  shown on the front cover hereof.

                  Principal Balances of the Mortgage Loans at Origination in Total Group I

                        Original Principal Balance ($)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                                   0  -   100,000                                                  244                        $ 18,609,915                    2.83%
                             100,001  -   200,000                                                  751                         111,627,861                   16.98
                             200,001  -   300,000                                                  430                         105,444,447                   16.04
                             300,001  -   350,000                                                  121                          39,164,556                    5.96
                             350,001  -   400,000                                                   76                          28,405,765                    4.32
                             400,001  -   450,000                                                   76                          32,232,784                    4.90
                             450,001  -   500,000                                                   95                          45,001,013                    6.85
                             500,001  -   550,000                                                   64                          33,423,000                    5.08
                             550,001  -   600,000                                                   55                          31,521,331                    4.79
                             600,001  -   650,000                                                   34                          21,468,854                    3.27
                             650,001  -   700,000                                                   22                          15,056,968                    2.29
                             700,001  -   800,000                                                   37                          27,490,600                    4.18
                             800,001  -   900,000                                                   17                          14,497,771                    2.21
                             900,001  -   1,000,000                                                 40                          38,889,826                    5.92
                           1,000,001  -   1,100,000                                                 16                          16,990,000                    2.58
                           1,100,001  -   1,200,000                                                 15                          17,292,588                    2.63
                           1,200,001  -   1,300,000                                                 12                          14,862,720                    2.26
                           1,300,001  -   1,400,000                                                  5                           6,823,850                    1.04
                           1,400,001  -   1,500,000                                                  8                          11,847,499                    1.80
                           1,500,001  or  greater                                                   15                          26,731,250                    4.07
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      2,133                       $ 657,382,598                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Minimum Original Principal Balance:                                                         $28,500
             Maximum Original Principal Balance:                                                         $2,000,000
             Average Original Principal Balance:                                                         $308,299

                           Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Total Group I

                      Scheduled Principal Balance ($)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                                   0  -   100,000                                                  246                        $ 18,809,479                    2.86%
                             100,001  -   200,000                                                  749                         111,428,296                   16.95
                             200,001  -   300,000                                                  430                         105,444,447                   16.04
                             300,001  -   350,000                                                  121                          39,164,556                    5.96
                             350,001  -   400,000                                                   76                          28,405,765                    4.32
                             400,001  -   450,000                                                   76                          32,232,784                    4.90
                             450,001  -   500,000                                                   95                          45,001,013                    6.85
                             500,001  -   550,000                                                   64                          33,423,000                    5.08
                             550,001  -   600,000                                                   55                          31,521,331                    4.79
                             600,001  -   650,000                                                   34                          21,468,854                    3.27
                             650,001  -   700,000                                                   22                          15,056,968                    2.29
                             700,001  -   800,000                                                   37                          27,490,600                    4.18
                             800,001  -   900,000                                                   17                          14,497,771                    2.21
                             900,001  -   1,000,000                                                 40                          38,889,826                    5.92
                           1,000,001  -   1,100,000                                                 16                          16,990,000                    2.58
                           1,100,001  -   1,200,000                                                 15                          17,292,588                    2.63
                           1,200,001  -   1,300,000                                                 12                          14,862,720                    2.26
                           1,300,001  -   1,400,000                                                  5                           6,823,850                    1.04
                           1,400,001  -   1,500,000                                                  8                          11,847,499                    1.80
                           1,500,001  or  greater                                                   15                          26,731,250                    4.07
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      2,133                       $ 657,382,598                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Minimum Scheduled Principal Balance:                                                        $28,348
             Maximum Scheduled Principal Balance:                                                        $2,000,000
             Average Scheduled Principal Balance:                                                        $308,196

                Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Total Group I

                          Mortgage Interest Rates (%)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                               4.750  -   4.999                                                      1                           $ 680,753                    0.10%
                               5.000  -   5.249                                                      1                              72,307                    0.01
                               5.500  -   5.749                                                      4                             996,442                    0.15
                               5.750  -   5.999                                                      9                           2,097,322                    0.32
                               6.000  -   6.249                                                     20                           5,742,697                    0.87
                               6.250  -   6.499                                                     39                          14,835,755                    2.26
                               6.500  -   6.749                                                     46                          14,373,818                    2.19
                               6.750  -   6.999                                                     86                          26,121,477                    3.97
                               7.000  -   7.249                                                     46                          12,559,766                    1.91
                               7.250  -   7.499                                                     54                          14,847,478                    2.26
                               7.500  -   7.749                                                    262                          86,809,410                   13.21
                               7.750  -   7.999                                                    470                         158,256,109                   24.07
                               8.000  -   8.249                                                    298                          94,909,603                   14.44
                               8.250  -   8.499                                                    489                         142,913,085                   21.74
                               8.500  -   8.749                                                    148                          41,109,891                    6.25
                               8.750  -   8.999                                                     78                          19,914,528                    3.03
                               9.000  -   9.249                                                     18                           4,223,520                    0.64
                               9.250  -   9.499                                                     20                           5,492,374                    0.84
                               9.500  -   9.749                                                     18                           3,889,674                    0.59
                               9.750  -   9.999                                                     16                           3,958,375                    0.60
                              10.000  -   10.249                                                     7                           3,227,274                    0.49
                              10.250  -   10.499                                                     2                             274,996                    0.04
                              10.500  -   10.749                                                     1                              75,941                    0.01
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      2,133                       $ 657,382,598                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Minimum Mortgage Rate:                                                                      4.875%
             Maximum Mortgage Rate:                                                                      10.650%
             Weighted Average Mortgage Rate:                                                             7.909%

            Original Loan-to-Value Ratios* in Total Group I

                            Loan-to-Value Ratios (%)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                                0.00  -   30.00                                                      4                           $ 631,904                    0.10%
                               30.01  -   40.00                                                      6                           2,132,213                    0.32
                               40.01  -   50.00                                                      9                           2,986,922                    0.45
                               50.01  -   55.00                                                      7                           3,614,117                    0.55
                               55.01  -   60.00                                                     15                           6,513,481                    0.99
                               60.01  -   65.00                                                     59                          30,480,402                    4.64
                               65.01  -   70.00                                                    149                          56,100,716                    8.53
                               70.01  -   75.00                                                    350                         131,044,840                   19.93
                               75.01  -   80.00                                                  1,391                         392,581,835                   59.72
                               80.01  -   85.00                                                      8                           2,587,722                    0.39
                               85.01  -   90.00                                                     42                           9,309,554                    1.42
                               90.01  -   95.00                                                     32                           6,459,651                    0.98
                               95.01  -   100.00                                                    61                          12,939,241                    1.97
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      2,133                       $ 657,382,598                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Weighted Average Original Loan-to-Value:                                                    77.24%

             *Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

          Geographic Distribution* of the Mortgage Properties in Total Group I

             Geographic Distribution
                                                                                     Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             Alabama                                                                                10                         $ 2,586,838                    0.39%
             Alaska                                                                                  1                             178,067                    0.03
             Arizona                                                                               185                          54,118,184                    8.23
             California                                                                            258                         132,757,912                   20.19
             Colorado                                                                               60                          19,254,198                    2.93
             Connecticut                                                                            10                           4,897,627                    0.75
             Delaware                                                                                6                           1,773,767                    0.27
             District of Columbia                                                                    5                           1,300,816                    0.20
             Florida                                                                               383                         112,970,916                   17.18
             Georgia                                                                               119                          22,089,713                    3.36
             Hawaii                                                                                  2                           2,049,450                    0.31
             Idaho                                                                                   6                           1,565,914                    0.24
             Illinois                                                                              108                          29,256,665                    4.45
             Indiana                                                                                16                           2,250,909                    0.34
             Kansas                                                                                  2                             279,503                    0.04
             Kentucky                                                                                5                           1,336,107                    0.20
             Louisiana                                                                               3                             447,352                    0.07
             Maine                                                                                   6                             883,600                    0.13
             Maryland                                                                              110                          45,067,898                    6.86
             Massachusetts                                                                          21                           6,068,235                    0.92
             Michigan                                                                               31                           3,708,548                    0.56
             Minnesota                                                                              32                           9,178,224                    1.40
             Mississippi                                                                             1                              83,150                    0.01
             Missouri                                                                               26                           5,744,710                    0.87
             Nevada                                                                                 76                          25,431,526                    3.87
             New Hampshire                                                                           3                             558,500                    0.08
             New Jersey                                                                             66                          21,697,229                    3.30
             New Mexico                                                                              8                           1,435,206                    0.22
             New York                                                                               40                          20,683,840                    3.15
             North Carolina                                                                         40                           7,368,261                    1.12
             Ohio                                                                                   40                           4,161,997                    0.63
             Oklahoma                                                                                2                             179,648                    0.03
             Oregon                                                                                 29                           6,084,972                    0.93
             Pennsylvania                                                                           27                           7,166,920                    1.09
             Rhode Island                                                                            3                             819,609                    0.12
             South Carolina                                                                         32                           9,509,387                    1.45
             South Dakota                                                                            1                              91,654                    0.01
             Tennessee                                                                              11                           1,113,773                    0.17
             Texas                                                                                 148                          25,221,211                    3.84
             Utah                                                                                   29                          10,623,140                    1.62
             Vermont                                                                                 2                           1,114,937                    0.17
             Virginia                                                                              107                          39,672,115                    6.03
             Washington                                                                             41                          11,106,422                    1.69
             Wisconsin                                                                              22                           3,493,948                    0.53
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      2,133                       $ 657,382,598                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             *No more than approximately 0.84% of the Mortgage Loans by Scheduled Principal
              Balance will be secured by properties located in any one zip code area.

             Credit Scores as of the Date of Origination of the Mortgage Loans in Total Group I

                              Range of Credit Scores
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                                   0  -   0                                                         71                        $ 17,458,761                    2.66%
                                 620  -   639                                                      229                          81,769,506                   12.44
                                 640  -   659                                                      219                          68,160,454                   10.37
                                 660  -   679                                                      241                          74,708,312                   11.36
                                 680  -   699                                                      450                         134,021,128                   20.39
                                 700  -   719                                                      276                          81,952,548                   12.47
                                 720  -   739                                                      248                          75,385,610                   11.47
                                 740  -   759                                                      185                          59,223,614                    9.01
                                 760  -   779                                                      124                          37,121,657                    5.65
                                 780  -   799                                                       75                          23,119,066                    3.52
                                 800  -   819                                                       15                           4,461,943                    0.68
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      2,133                       $ 657,382,598                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Non-Zero Weighted Average Credit Score:                                                     697

               Property Types of the Mortgage Properties in Total Group I

             Property Type
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             2-4 Family                                                                            161                        $ 44,356,103                    6.75%
             CO-OP                                                                                   1                             357,600                    0.05
             Condominium                                                                           277                          71,802,481                   10.92
             PUD                                                                                   519                         178,249,579                   27.12
             Single Family                                                                       1,138                         355,383,840                   54.06
             Townhouse                                                                              37                           7,232,995                    1.10
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      2,133                       $ 657,382,598                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

                Occupancy Status of Mortgage Properties in Total Group I

             Occupancy Status
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             Investor                                                                              939                       $ 198,898,781                   30.26%
             Owner Occupied                                                                      1,067                         410,806,721                   62.49
             Second Home                                                                           127                          47,677,096                    7.25
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      2,133                       $ 657,382,598                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

          Loan Purpose of the Mortgage Loans in Total Group I

             Loan Purpose
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             Cash Out Refinance                                                                    346                       $ 134,799,295                   20.51%
             Purchase                                                                            1,698                         485,930,642                   73.92
             Rate/Term Refinance                                                                    89                          36,652,660                    5.58
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      2,133                       $ 657,382,598                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

               Documentation Type of the Mortgage Loans in Total Group I

             Documentation Type
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             Full/Alternative                                                                      190                        $ 51,464,682                    7.83%
             No Documentation                                                                      437                         123,158,178                   18.73
             Reduced                                                                               504                         169,994,020                   25.86
             Stated                                                                              1,002                         312,765,717                   47.58
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      2,133                       $ 657,382,598                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

                  Original Terms to Stated Maturity of the Mortgage Loans in Total Group I

                     Original Term (Months)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                                 180                                                                 1                           $ 246,136                    0.04%
                                 360                                                             2,131                         657,051,718                   99.95
                                 480                                                                 1                              84,744                    0.01
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      2,133                       $ 657,382,598                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Minimum Original Term to Stated Maturity (Mths):                                            180
             Maximum Original Term to Stated Maturity (Mths):                                            480
             Weighted Average Orig. Term to Stated Mat. (Mths):                                          360

                 Remaining Terms to Stated Maturity of the Mortgage Loans in Total Group I

                           Stated Remaining Term (Months)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                                 120  -   179                                                        1                           $ 246,136                    0.04%
                                 300  -   359                                                    2,054                         635,592,996                   96.69
                                 360  -   360                                                       77                          21,458,721                    3.26
                                 361 or   greater                                                    1                              84,744                    0.01
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      2,133                       $ 657,382,598                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Minimum Remaining Term to Stated Maturity (Mths):                                           175
             Maximum Remaining Term to Stated Maturity (Mths):                                           473
             Weighted Average Rem. Term to Stated Mat. (Mths):                                           358

              Index of the Mortgage Loans in Total Group I

             Index
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             1 Mo Libor                                                                              1                           $ 476,000                    0.07%
             1 YR Treasury                                                                           1                           1,400,000                    0.21
             1 YR Libor                                                                            375                         103,396,247                   15.73
             6 Mo Libor                                                                          1,756                         552,110,351                   83.99
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      2,133                       $ 657,382,598                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

            Rate Adjustment Frequency of the Mortgage Loans in Total Group I

             Rate Adjustment Frequency
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             1 Month                                                                                 1                           $ 476,000                    0.07%
             6 Months                                                                            1,756                         552,110,351                   83.99
             12 Months                                                                             376                         104,796,247                   15.94
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      2,133                       $ 657,382,598                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

                   Months to Next Rate Adjustment* of the Mortgage Loans in Total Group I

                         Months to Next Rate Adjustment
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                                   0  -   3                                                          1                           $ 476,000                    0.07%
                                   4  -   6                                                          6                           3,636,137                    0.55
                                   7  -   9                                                          1                             359,351                    0.05
                                  13  -   15                                                         1                              74,003                    0.01
                                  16  -   18                                                         3                             730,721                    0.11
                                  19  -   21                                                        14                           3,413,982                    0.52
                                  22  -   24                                                         6                             923,572                    0.14
                                  28  -   30                                                        17                           4,080,066                    0.62
                                  31  -   33                                                        92                          27,458,650                    4.18
                                  34  -   36                                                        74                          20,491,333                    3.12
                                  46  -   48                                                         1                             291,949                    0.04
                                  49  -   51                                                         7                           2,351,123                    0.36
                                  52  -   54                                                        26                           4,636,858                    0.71
                                  55  -   57                                                       439                         112,645,585                   17.14
                                  58  -   60                                                     1,180                         396,290,715                   60.28
                                  61  -   63                                                         1                             680,753                    0.10
                                  73  -   75                                                         1                           1,400,000                    0.21
                                  76  -   78                                                         8                           1,665,936                    0.25
                                  79  -   81                                                       101                          27,248,314                    4.14
                                  82  -   84                                                       122                          37,650,164                    5.73
                                 112  -   114                                                        3                             558,530                    0.08
                                 115  -   117                                                        8                           2,153,608                    0.33
                                 118  -   120                                                       21                           8,165,247                    1.24
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      2,133                       $ 657,382,598                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Weighted Average Months to Next Rate Adjustment :                                           59

             *Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

                   Maximum Lifetime Mortgage Rate of the Mortgage Loans in Total Group I

                          Maximum Mortgage Rates (%)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                               9.751  -   10.000                                                     1                           $ 680,753                    0.10%
                              10.501  -   10.750                                                     1                             148,450                    0.02
                              10.751  -   11.000                                                     5                           1,065,627                    0.16
                              11.001  -   11.250                                                     6                           2,325,829                    0.35
                              11.251  -   11.500                                                    12                           5,841,862                    0.89
                              11.501  -   11.750                                                    25                           8,423,173                    1.28
                              11.751  -   12.000                                                    32                           9,564,316                    1.45
                              12.001  -   12.250                                                    51                          15,843,546                    2.41
                              12.251  -   12.500                                                    90                          25,926,237                    3.94
                              12.501  -   12.750                                                   380                         129,467,101                   19.69
                              12.751  -   13.000                                                   413                         138,078,494                   21.00
                              13.001  -   13.250                                                   328                         102,472,249                   15.59
                              13.251  -   13.500                                                   446                         130,731,503                   19.89
                              13.501  -   13.750                                                   124                          32,683,712                    4.97
                              13.751  -   14.000                                                    76                          20,363,609                    3.10
                              14.001  -   14.250                                                    50                          11,562,260                    1.76
                              14.251  -   14.500                                                    42                           8,469,878                    1.29
                              14.501  -   14.750                                                    20                           5,042,918                    0.77
                              14.751  -   15.000                                                    18                           3,893,759                    0.59
                              15.001  -   15.250                                                     5                           1,017,190                    0.15
                              15.251  -   15.500                                                     3                             654,020                    0.10
                              15.501  -   15.750                                                     2                             945,849                    0.14
                              16.001  or  greater                                                    3                           2,180,262                    0.33
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      2,133                       $ 657,382,598                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Weighted Average Maximum Mortgage Rate:                                                     13.097%

                Periodic Rate Cap of the Mortgage Loans in Total Group I

             Periodic Rate Cap (%)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             NonCapped                                                                               1                           $ 476,000                    0.07%
             1.000                                                                               1,623                         511,393,431                   77.79
             2.000                                                                                 509                         145,513,167                   22.14
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      2,133                       $ 657,382,598                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Non-Zero Weighted Average Periodic Rate Cap:                                                1.222%

        Initial Rate Cap of the Mortgage Loans in Total Group I

             Initial Rate Cap (%)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             NonCapped                                                                               1                           $ 476,000                    0.07%
             1.000                                                                                   2                             395,021                    0.06
             2.000                                                                                 181                          51,335,391                    7.81
             3.000                                                                                  26                           6,741,544                    1.03
             4.000                                                                                   1                           1,950,000                    0.30
             5.000                                                                               1,704                         536,369,403                   81.59
             5.500                                                                                   1                             119,786                    0.02
             6.000                                                                                 217                          59,995,454                    9.13
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      2,133                       $ 657,382,598                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Non-Zero Weighted Average Initial Rate Cap:                                                 4.831%

          Gross Margin of the Mortgage Loans in Total Group I

                              Gross Margins (%)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                               1.501  -   2.000                                                      1                           $ 680,753                    0.10%
                               2.001  -   2.500                                                  1,896                         596,277,912                   90.70
                               2.501  -   3.000                                                    211                          53,679,239                    8.17
                               3.001  -   3.500                                                      4                             412,013                    0.06
                               3.501  -   4.000                                                     10                           2,290,279                    0.35
                               4.501  -   5.000                                                      8                           3,529,447                    0.54
                               5.001  -   5.500                                                      1                              51,750                    0.01
                               6.001  -   6.500                                                      1                             385,264                    0.06
                               7.501  -   8.000                                                      1                              75,941                    0.01
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      2,133                       $ 657,382,598                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Weighted Average Gross Margin:                                                              2.314%

           Interest Only Feature of the Mortgage Loans in Total Group I

             Interest Only Feature
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             None                                                                                  492                       $ 108,247,545                   16.47%
             3 Years                                                                                36                          11,350,989                    1.73
             5 Years                                                                               279                          75,187,368                   11.44
             7 Years                                                                                21                           7,320,459                    1.11
             10 Years                                                                            1,305                         455,276,237                   69.26
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      2,133                       $ 657,382,598                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

     Original Prepayment Penalty Term of the Mortgage Loans in Total Group I

             Original Prepayment Penalty Term (Months)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             None                                                                                1,209                       $ 379,728,821                   57.76%
             3 Months                                                                                1                           1,239,095                    0.19
             4 Months                                                                               12                           5,074,020                    0.77
             5 Months                                                                                7                             859,736                    0.13
             6 Months                                                                              127                          44,981,572                    6.84
             7 Months                                                                                2                           1,318,000                    0.20
             8 Months                                                                                1                              79,500                    0.01
             12 Months                                                                              84                          26,846,874                    4.08
             24 Months                                                                              19                           4,207,976                    0.64
             30 Months                                                                               1                             293,500                    0.04
             36 Months                                                                             669                         192,273,553                   29.25
             60 Months                                                                               1                             479,950                    0.07
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      2,133                       $ 657,382,598                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

                 Principal Balances of the Mortgage Loans at Origination in Total Group II

                        Original Principal Balance ($)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                                   0  -   100,000                                                   78                         $ 6,354,620                    1.25%
                             100,001  -   200,000                                                  413                          61,903,206                   12.15
                             200,001  -   300,000                                                  337                          82,931,036                   16.28
                             300,001  -   350,000                                                  114                          36,577,955                    7.18
                             350,001  -   400,000                                                   88                          33,290,665                    6.53
                             400,001  -   450,000                                                   87                          36,965,100                    7.26
                             450,001  -   500,000                                                   88                          42,051,809                    8.25
                             500,001  -   550,000                                                   45                          23,737,529                    4.66
                             550,001  -   600,000                                                   48                          27,855,911                    5.47
                             600,001  -   650,000                                                   40                          25,295,771                    4.96
                             650,001  -   700,000                                                   20                          13,484,427                    2.65
                             700,001  -   800,000                                                   20                          15,227,291                    2.99
                             800,001  -   900,000                                                   19                          16,270,914                    3.19
                             900,001  -   1,000,000                                                 37                          36,014,825                    7.07
                           1,000,001  -   1,100,000                                                  4                           4,163,832                    0.82
                           1,100,001  -   1,200,000                                                  5                           5,713,390                    1.12
                           1,200,001  -   1,300,000                                                  7                           8,714,322                    1.71
                           1,300,001  -   1,400,000                                                  5                           6,792,696                    1.33
                           1,400,001  -   1,500,000                                                  5                           7,364,244                    1.45
                           1,500,001  or  greater                                                    9                          18,784,771                    3.69
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      1,469                       $ 509,494,315                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Minimum Original Principal Balance:                                                         $50,000
             Maximum Original Principal Balance:                                                         $4,500,000
             Average Original Principal Balance:                                                         $347,079

                          Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Total Group II

                        Scheduled Principal Balance ($)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                                   0  -   100,000                                                   78                         $ 6,354,620                    1.25%
                             100,001  -   200,000                                                  413                          61,903,206                   12.15
                             200,001  -   300,000                                                  338                          83,178,036                   16.33
                             300,001  -   350,000                                                  114                          36,577,955                    7.18
                             350,001  -   400,000                                                   87                          33,043,665                    6.49
                             400,001  -   450,000                                                   87                          36,965,100                    7.26
                             450,001  -   500,000                                                   88                          42,051,809                    8.25
                             500,001  -   550,000                                                   44                          23,177,529                    4.55
                             550,001  -   600,000                                                   49                          28,415,911                    5.58
                             600,001  -   650,000                                                   40                          25,295,771                    4.96
                             650,001  -   700,000                                                   21                          14,174,764                    2.78
                             700,001  -   800,000                                                   19                          14,536,954                    2.85
                             800,001  -   900,000                                                   19                          16,270,914                    3.19
                             900,001  -   1,000,000                                                 37                          36,014,825                    7.07
                           1,000,001  -   1,100,000                                                  4                           4,163,832                    0.82
                           1,100,001  -   1,200,000                                                  5                           5,713,390                    1.12
                           1,200,001  -   1,300,000                                                  7                           8,714,322                    1.71
                           1,300,001  -   1,400,000                                                  5                           6,792,696                    1.33
                           1,400,001  -   1,500,000                                                  5                           7,364,244                    1.45
                           1,500,001  or  greater                                                    9                          18,784,771                    3.69
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      1,469                       $ 509,494,315                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Minimum Scheduled Principal Balance:                                                        $49,876
             Maximum Scheduled Principal Balance:                                                        $4,500,000
             Average Scheduled Principal Balance:                                                        $346,831

               Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Total Group II

                          Mortgage Interest Rates (%)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                               5.000  -   5.249                                                      1                           $ 367,313                    0.07%
                               5.250  -   5.499                                                      1                             308,912                    0.06
                               5.500  -   5.749                                                      5                           1,824,538                    0.36
                               5.750  -   5.999                                                     26                           8,385,447                    1.65
                               6.000  -   6.249                                                     28                           8,653,357                    1.70
                               6.250  -   6.499                                                     81                          31,637,378                    6.21
                               6.500  -   6.749                                                    177                          61,285,327                   12.03
                               6.750  -   6.999                                                    362                         127,943,133                   25.11
                               7.000  -   7.249                                                    266                          96,992,181                   19.04
                               7.250  -   7.499                                                    311                         106,481,354                   20.90
                               7.500  -   7.749                                                    161                          53,103,694                   10.42
                               7.750  -   7.999                                                     13                           3,020,541                    0.59
                               8.000  -   8.249                                                     12                           3,483,858                    0.68
                               8.250  -   8.499                                                     13                           2,857,721                    0.56
                               8.500  -   8.749                                                      5                           1,611,796                    0.32
                               8.750  -   8.999                                                      6                           1,397,765                    0.27
                               9.000  -   9.249                                                      1                             140,000                    0.03
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      1,469                       $ 509,494,315                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Minimum Mortgage Rate:                                                                      5.000%
             Maximum Mortgage Rate:                                                                      9.125%
             Weighted Average Mortgage Rate:                                                             6.980%

            Original Loan-to-Value Ratios* in Total Group II

             Loan-to-Value Ratios (%)
                                                                                     Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                                0.00  -   30.00                                                      2                           $ 153,422                    0.03%
                               30.01  -   40.00                                                      7                           1,226,100                    0.24
                               40.01  -   50.00                                                     12                           5,183,383                    1.02
                               50.01  -   55.00                                                     11                           4,765,816                    0.94
                               55.01  -   60.00                                                     28                          16,769,423                    3.29
                               60.01  -   65.00                                                     79                          43,604,681                    8.56
                               65.01  -   70.00                                                     95                          36,822,649                    7.23
                               70.01  -   75.00                                                    155                          66,552,331                   13.06
                               75.01  -   80.00                                                    990                         310,053,393                   60.86
                               80.01  -   85.00                                                      9                           2,605,659                    0.51
                               85.01  -   90.00                                                     10                           2,895,312                    0.57
                               90.01  -   95.00                                                     15                           4,372,749                    0.86
                               95.01  -   100.00                                                    56                          14,489,397                    2.84
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      1,469                       $ 509,494,315                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Weighted Average Original Loan-to-Value:                                                    76.28%

             *Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

         Geographic Distribution* of the Mortgage Properties in Total Group II

             Geographic Distribution
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             Alabama                                                                                 5                         $ 1,600,357                    0.31%
             Arizona                                                                               111                          33,424,474                    6.56
             Arkansas                                                                                2                             278,708                    0.05
             California                                                                            346                         173,715,288                   34.10
             Colorado                                                                               32                          10,629,530                    2.09
             Connecticut                                                                             8                           2,253,690                    0.44
             Delaware                                                                                1                             209,000                    0.04
             District of Columbia                                                                    5                           1,301,172                    0.26
             Florida                                                                               130                          37,284,879                    7.32
             Georgia                                                                                36                           7,339,132                    1.44
             Hawaii                                                                                  2                             461,996                    0.09
             Idaho                                                                                   3                             427,925                    0.08
             Illinois                                                                              287                          72,575,664                   14.24
             Indiana                                                                                 4                             399,280                    0.08
             Iowa                                                                                    4                             422,821                    0.08
             Louisiana                                                                               1                              83,831                    0.02
             Maryland                                                                               54                          18,374,131                    3.61
             Massachusetts                                                                          13                           7,390,863                    1.45
             Michigan                                                                               13                           5,811,655                    1.14
             Minnesota                                                                              15                           3,717,140                    0.73
             Missouri                                                                                8                           1,890,325                    0.37
             Montana                                                                                 1                             335,169                    0.07
             Nevada                                                                                 62                          23,066,049                    4.53
             New Hampshire                                                                           1                              59,911                    0.01
             New Jersey                                                                             23                          10,074,371                    1.98
             New Mexico                                                                              3                             406,902                    0.08
             New York                                                                               25                          14,925,642                    2.93
             North Carolina                                                                         16                           3,934,248                    0.77
             Ohio                                                                                    8                           2,860,805                    0.56
             Oregon                                                                                 10                           2,281,640                    0.45
             Pennsylvania                                                                            7                           2,062,808                    0.40
             Rhode Island                                                                            1                           1,384,946                    0.27
             South Carolina                                                                         15                           3,328,746                    0.65
             Tennessee                                                                              11                           3,599,905                    0.71
             Texas                                                                                  43                           6,882,634                    1.35
             Utah                                                                                   18                           3,653,603                    0.72
             Vermont                                                                                 2                             290,066                    0.06
             Virginia                                                                               68                          30,146,616                    5.92
             Washington                                                                             58                          17,938,597                    3.52
             Wisconsin                                                                              17                           2,669,797                    0.52
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      1,469                       $ 509,494,315                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             *No more than approximately 0.91% of the Mortgage Loans by Scheduled Principal
              Balance will be secured by properties located in any one zip code area.

            Credit Scores as of the Date of Origination of the Mortgage Loans in Total Group II

             Range of Credit Scores
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                                   0  -   0                                                         35                         $ 9,070,407                    1.78%
                                 600  -   619                                                        2                             212,010                    0.04
                                 620  -   639                                                       91                          27,185,766                    5.34
                                 640  -   659                                                      112                          34,095,878                    6.69
                                 660  -   679                                                      219                          76,152,865                   14.95
                                 680  -   699                                                      276                         101,287,606                   19.88
                                 700  -   719                                                      255                          86,268,636                   16.93
                                 720  -   739                                                      182                          64,406,908                   12.64
                                 740  -   759                                                      138                          50,933,767                   10.00
                                 760  -   779                                                       80                          31,295,520                    6.14
                                 780  -   799                                                       62                          23,164,838                    4.55
                                 800  -   819                                                       17                           5,420,113                    1.06
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      1,469                       $ 509,494,315                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Non-Zero Weighted Average Credit Score:                                                     706

              Property Types of the Mortgage Properties in Total Group II

             Property Type
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             2-4 Family                                                                             79                        $ 29,254,935                    5.74%
             CO-OP                                                                                   1                             111,723                    0.02
             Condominium                                                                           210                          48,470,899                    9.51
             PUD                                                                                   326                         131,236,295                   25.76
             Single Family                                                                         811                         292,815,597                   57.47
             Townhouse                                                                              42                           7,604,865                    1.49
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      1,469                       $ 509,494,315                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

               Occupancy Status of Mortgage Properties in Total Group II

             Occupancy Status
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             Investor                                                                              226                        $ 47,426,424                    9.31%
             Owner Occupied                                                                      1,166                         441,537,989                   86.66
             Second Home                                                                            77                          20,529,902                    4.03
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      1,469                       $ 509,494,315                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

          Loan Purpose of the Mortgage Loans in Total Group II

             Loan Purpose
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             Cash Out Refinance                                                                    305                       $ 125,261,395                   24.59%
             Purchase                                                                            1,016                         328,465,943                   64.47
             Rate/Term Refinance                                                                   148                          55,766,976                   10.95
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      1,469                       $ 509,494,315                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Documentation Type of the Mortgage Loans in Total Group II

             Documentation Type
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             Full/Alternative                                                                      243                        $ 66,023,922                   12.96%
             No Documentation                                                                      152                          54,744,087                   10.74
             Reduced                                                                               228                          87,206,804                   17.12
             Stated                                                                                846                         301,519,502                   59.18
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      1,469                       $ 509,494,315                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

               Original Terms to Stated Maturity of the Mortgage Loans in Total Group II

               Original Term (Months)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                                 360                                                             1,468                       $ 509,170,877                   99.94%
                                 480                                                                 1                             323,438                    0.06
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      1,469                       $ 509,494,315                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Minimum Original Term to Stated Maturity (Mths):                                            360
             Maximum Original Term to Stated Maturity (Mths):                                            480
             Weighted Average Orig. Term to Stated Mat. (Mths):                                          360

             Remaining Terms to Stated Maturity of the Mortgage Loans in Total Group II

             Stated Remaining Term (Months)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                                 300  -   359                                                    1,352                       $ 470,141,589                   92.28%
                                 360  -   360                                                      116                          39,029,288                    7.66
                                 360  or  greater                                                    1                             323,438                    0.06
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      1,469                       $ 509,494,315                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Minimum Remaining Term to Stated Maturity (Mths):                                           343
             Maximum Remaining Term to Stated Maturity (Mths):                                           475
             Weighted Average Rem. Term to Stated Mat. (Mths):                                           358

             Index of the Mortgage Loans in Total Group II

             Index
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             1 YR Treasury                                                                           6                         $ 1,365,387                    0.27%
             1 YR Libor                                                                            698                         219,062,856                   43.00
             6 Mo Libor                                                                            765                         289,066,072                   56.74
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      1,469                       $ 509,494,315                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

           Rate Adjustment Frequency of the Mortgage Loans in Total Group II

           Rate Adjustment Frequency
                                                                                     Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             6  Months                                                                             765                       $ 289,066,072                   56.74%
             12 Months                                                                             704                         220,428,243                   43.26
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      1,469                       $ 509,494,315                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

                  Months to Next Rate Adjustment* of the Mortgage Loans in Total Group II

                       Months to Next Rate Adjustment
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                                  43  -   45                                                         4                         $ 2,099,095                    0.41%
                                  49  -   51                                                        14                           5,440,772                    1.07
                                  52  -   54                                                        40                          10,295,924                    2.02
                                  55  -   57                                                       328                         104,730,331                   20.56
                                  58  -   60                                                     1,083                         386,928,192                   75.94
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      1,469                       $ 509,494,315                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Weighted Average Months to Next Rate Adjustment :                                           58

             *Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

                   Maximum Lifetime Mortgage Rate of the Mortgage Loans in Total Group II

                           Maximum Mortgage Rates (%)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                               9.751  -   10.000                                                     1                           $ 367,313                    0.07%
                              10.001  -   10.250                                                     1                             308,912                    0.06
                              10.251  -   10.500                                                     1                             580,456                    0.11
                              10.501  -   10.750                                                    10                           3,226,815                    0.63
                              10.751  -   11.000                                                    28                           9,217,854                    1.81
                              11.001  -   11.250                                                    46                          15,355,784                    3.01
                              11.251  -   11.500                                                   121                          43,852,407                    8.61
                              11.501  -   11.750                                                   192                          73,839,389                   14.49
                              11.751  -   12.000                                                   332                         118,485,396                   23.26
                              12.001  -   12.250                                                   256                          89,685,771                   17.60
                              12.251  -   12.500                                                   282                          96,406,496                   18.92
                              12.501  -   12.750                                                    40                           9,452,141                    1.86
                              12.751  -   13.000                                                    59                          18,574,112                    3.65
                              13.001  -   13.250                                                    42                          11,795,896                    2.32
                              13.251  -   13.500                                                    46                          15,259,775                    3.00
                              13.501  -   13.750                                                     5                             914,804                    0.18
                              13.751  -   14.000                                                     2                             577,927                    0.11
                              14.001  -   14.250                                                     3                             983,066                    0.19
                              14.251  -   14.500                                                     2                             610,000                    0.12
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      1,469                       $ 509,494,315                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Weighted Average Maximum Mortgage Rate:                                                     12.084%

               Periodic Rate Cap of the Mortgage Loans in Total Group II

             Periodic Rate Cap (%)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             1.000                                                                                 624                       $ 239,895,456                   47.09%
             2.000                                                                                 844                         269,406,939                   52.88
             2.250                                                                                   1                             191,920                    0.04
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      1,469                       $ 509,494,315                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Non Zero Weighted Average Periodic Rate Cap:                                                1.529%

                Initial Rate Cap of the Mortgage Loans in Total Group II

             Initial Rate Cap (%)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             2.000                                                                                  10                         $ 2,824,072                    0.55%
             3.000                                                                                   3                             594,920                    0.12
             4.000                                                                                   1                             230,000                    0.05
             5.000                                                                               1,284                         452,323,634                   88.78
             6.000                                                                                 171                          53,521,689                   10.50
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      1,469                       $ 509,494,315                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Non Zero Weighted Average Initial Rate Cap:                                                 5.086%

          Gross Margin of the Mortgage Loans in Total Group II

                             Gross Margins (%)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                               2.001  -   2.500                                                  1,332                       $ 473,510,144                   92.94%
                               2.501  -   3.000                                                    108                          29,525,014                    5.79
                               3.001  -   3.500                                                     18                           2,784,969                    0.55
                               3.501  -   4.000                                                      8                           3,084,376                    0.61
                               4.501  -   5.000                                                      2                             517,012                    0.10
                               5.001  -   5.500                                                      1                              72,800                    0.01
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      1,469                       $ 509,494,315                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Weighted Average Gross Margin:                                                              2.297%

          Interest Only Feature of the Mortgage Loans in Total Group II

             Interest Only Feature
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             None                                                                                  309                        $ 73,881,135                   14.50%
             5 Years                                                                               534                         187,124,003                   36.73
             10 Years                                                                              626                         248,489,176                   48.77
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      1,469                       $ 509,494,315                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

               Original Prepayment Penalty Term of the Mortgage Loans in Total Group II

             Original Prepayment Penalty Term (Months)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             None                                                                                1,059                       $ 369,709,494                   72.56%
             4 Months                                                                               10                           3,539,248                    0.69
             5 Months                                                                                3                           1,766,000                    0.35
             6 Months                                                                               42                          15,558,511                    3.05
             12 Months                                                                              34                          20,541,242                    4.03
             24 Months                                                                              11                           3,605,529                    0.71
             36 Months                                                                             309                          94,724,415                   18.59
             60 Months                                                                               1                              49,876                    0.01
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                      1,469                       $ 509,494,315                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

                 Principal Balances of the Mortgage Loans at Origination in Total Group III

                      Original Principal Balance ($)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                                   0  -   100,000                                                   96                         $ 6,870,384                    3.20%
                             100,001  -   200,000                                                  295                          40,630,611                   18.91
                             200,001  -   300,000                                                  136                          33,143,813                   15.43
                             300,001  -   350,000                                                   67                          20,979,060                    9.76
                             350,001  -   400,000                                                   64                          22,685,391                   10.56
                             400,001  -   450,000                                                   41                          17,007,034                    7.92
                             450,001  -   500,000                                                   29                          12,707,727                    5.91
                             500,001  -   550,000                                                   20                           9,992,148                    4.65
                             550,001  -   600,000                                                   22                          12,349,325                    5.75
                             600,001  -   650,000                                                   16                           9,767,972                    4.55
                             650,001  -   700,000                                                    2                           1,268,694                    0.59
                             700,001  -   800,000                                                    8                           5,958,327                    2.77
                             800,001  -   900,000                                                    5                           3,933,266                    1.83
                             900,001  -   1,000,000                                                 11                          10,447,806                    4.86
                           1,400,001  -   1,500,000                                                  3                           3,483,065                    1.62
                           1,500,001  or  greater                                                    2                           3,632,965                    1.69
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                        817                       $ 214,857,589                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Minimum Original Principal Balance:                                                         $31,527
             Maximum Original Principal Balance:                                                         $1,946,000
             Average Original Principal Balance:                                                         $275,555

                          Scheduled Principal Balances of the Mortgage Loans as of the Cut-Off Date in Total Group III

                        Scheduled Principal Balance ($)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                                   0  -   100,000                                                  116                         $ 8,644,288                    4.02%
                             100,001  -   200,000                                                  287                          40,920,784                   19.05
                             200,001  -   300,000                                                  142                          35,582,160                   16.56
                             300,001  -   350,000                                                   71                          23,072,803                   10.74
                             350,001  -   400,000                                                   56                          21,008,767                    9.78
                             400,001  -   450,000                                                   39                          16,599,420                    7.73
                             450,001  -   500,000                                                   25                          11,888,246                    5.53
                             500,001  -   550,000                                                   21                          11,115,144                    5.17
                             550,001  -   600,000                                                   19                          10,957,796                    5.10
                             600,001  -   650,000                                                   13                           8,158,417                    3.80
                             650,001  -   700,000                                                    1                             692,670                    0.32
                             700,001  -   800,000                                                   10                           7,497,975                    3.49
                             800,001  -   900,000                                                    3                           2,596,692                    1.21
                             900,001  -   1,000,000                                                 10                           9,552,063                    4.45
                           1,400,001  -   1,500,000                                                  2                           2,937,400                    1.37
                           1,500,001  or  greater                                                    2                           3,632,965                    1.69
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                        817                       $ 214,857,589                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Minimum Scheduled Principal Balance:                                                        $7,600
             Maximum Scheduled Principal Balance:                                                        $1,946,000
             Average Scheduled Principal Balance:                                                        $262,984

               Mortgage Rates of the Mortgage Loans as of the Cut-Off Date in Total Group III

                         Mortgage Interest Rates (%)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                               3.500  -   3.749                                                      1                           $ 226,594                    0.11%
                               4.000  -   4.249                                                      3                             479,790                    0.22
                               4.250  -   4.499                                                      8                           1,801,650                    0.84
                               4.500  -   4.749                                                     20                           4,719,669                    2.20
                               4.750  -   4.999                                                     30                           8,089,477                    3.77
                               5.000  -   5.249                                                     47                          13,011,648                    6.06
                               5.250  -   5.499                                                     68                          15,572,897                    7.25
                               5.500  -   5.749                                                     70                          19,278,990                    8.97
                               5.750  -   5.999                                                     57                          14,578,539                    6.79
                               6.000  -   6.249                                                     56                          16,136,853                    7.51
                               6.250  -   6.499                                                     44                          13,617,532                    6.34
                               6.500  -   6.749                                                     43                          13,757,919                    6.40
                               6.750  -   6.999                                                     35                          11,260,637                    5.24
                               7.000  -   7.249                                                     21                           6,343,012                    2.95
                               7.250  -   7.499                                                     24                           6,231,331                    2.90
                               7.500  -   7.749                                                     62                          13,127,862                    6.11
                               7.750  -   7.999                                                    102                          32,590,826                   15.17
                               8.000  -   8.249                                                     52                          10,524,072                    4.90
                               8.250  -   8.499                                                     14                           3,369,153                    1.57
                               8.500  -   8.749                                                     11                           2,239,905                    1.04
                               8.750  -   8.999                                                     13                           2,659,322                    1.24
                               9.250  -   9.499                                                      3                             457,368                    0.21
                               9.500  -   9.749                                                      6                             532,975                    0.25
                               9.750  -   9.999                                                      4                             466,338                    0.22
                              10.000  -   10.249                                                     3                             425,347                    0.20
                              10.250  -   10.499                                                     8                             977,516                    0.45
                              10.500  -   10.749                                                     7                           1,903,068                    0.89
                              11.500  -   11.749                                                     1                             123,857                    0.06
                              12.000  -   12.249                                                     1                              35,879                    0.02
                              12.250  -   12.499                                                     1                              72,947                    0.03
                              12.500  -   12.749                                                     1                             140,400                    0.07
                              13.500  -   13.749                                                     1                             104,215                    0.05
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                        817                       $ 214,857,589                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Minimum Mortgage Rate:                                                                      3.625%
             Maximum Mortgage Rate:                                                                      13.500%
             Weighted Average Mortgage Rate:                                                             6.591%

           Original Loan-to-Value Ratios* in Total Group III

             Loan-to-Value Ratios (%)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                                0.00  -   30.00                                                      7                         $ 1,759,579                    0.82%
                               30.01  -   40.00                                                     12                           3,181,451                    1.48
                               40.01  -   50.00                                                     15                           6,360,673                    2.96
                               50.01  -   55.00                                                     19                           6,703,878                    3.12
                               55.01  -   60.00                                                     29                          11,306,409                    5.26
                               60.01  -   65.00                                                     35                          13,818,582                    6.43
                               65.01  -   70.00                                                     70                          20,436,778                    9.51
                               70.01  -   75.00                                                     74                          22,066,997                   10.27
                               75.01  -   80.00                                                    373                          97,046,940                   45.17
                               80.01  -   85.00                                                     14                           2,617,946                    1.22
                               85.01  -   90.00                                                     94                          16,560,533                    7.71
                               90.01  -   95.00                                                     65                          10,730,019                    4.99
                               95.01  -   100.00                                                    10                           2,267,802                    1.06
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                        817                       $ 214,857,589                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Weighted Average Original Loan-to-Value:                                                    74.49%

             *Loan to value ratios are calculated by taking the Original Principal Balance and dividing the lesser of the original appraised value and sell price of the property.

         Geographic Distribution* of the Mortgage Properties in Total Group III

             Geographic Distribution
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             Alabama                                                                                 3                           $ 782,862                    0.36%
             Arizona                                                                                78                          14,602,242                    6.80
             Arkansas                                                                                1                             399,551                    0.19
             California                                                                            158                          62,450,786                   29.07
             Colorado                                                                               50                          12,558,318                    5.84
             Connecticut                                                                             9                           3,777,659                    1.76
             District of Columbia                                                                    3                           1,360,858                    0.63
             Florida                                                                                91                          18,739,212                    8.72
             Georgia                                                                               125                          25,435,352                   11.84
             Hawaii                                                                                  2                             620,786                    0.29
             Illinois                                                                               22                           4,883,223                    2.27
             Indiana                                                                                14                           1,752,491                    0.82
             Iowa                                                                                    1                              70,999                    0.03
             Kansas                                                                                  3                             329,417                    0.15
             Kentucky                                                                                4                             947,303                    0.44
             Maine                                                                                   3                             564,253                    0.26
             Maryland                                                                               14                           3,934,952                    1.83
             Massachusetts                                                                          16                           5,599,055                    2.61
             Michigan                                                                               12                           2,580,256                    1.20
             Minnesota                                                                               8                           1,422,132                    0.66
             Mississippi                                                                             1                              92,389                    0.04
             Montana                                                                                 2                             328,666                    0.15
             Nevada                                                                                 15                           3,485,957                    1.62
             New Hampshire                                                                           2                             557,859                    0.26
             New Jersey                                                                             21                           7,509,431                    3.50
             New Mexico                                                                              3                           1,361,352                    0.63
             New York                                                                               15                           5,958,807                    2.77
             North Carolina                                                                         12                           3,082,593                    1.43
             Ohio                                                                                   14                           1,987,368                    0.92
             Oklahoma                                                                                7                           1,299,338                    0.60
             Oregon                                                                                  4                             975,765                    0.45
             Pennsylvania                                                                           12                           1,896,078                    0.88
             South Carolina                                                                          3                             672,360                    0.31
             Tennessee                                                                               5                           2,096,197                    0.98
             Texas                                                                                  28                           5,269,944                    2.45
             Utah                                                                                   11                           3,805,694                    1.77
             Vermont                                                                                 1                             248,234                    0.12
             Virginia                                                                               25                           7,082,182                    3.30
             Washington                                                                             14                           2,961,615                    1.38
             Wisconsin                                                                               5                           1,374,054                    0.64
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                        817                       $ 214,857,589                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             *No more than approximately 0.91% of the Mortgage Loans by Scheduled Principal
              Balance will be secured by properties located in any one zip code area.

            Credit Scores as of the Date of Origination of the Mortgage Loans in Total Group III

             Range of Credit Scores
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                                   0  -   0                                                          9                         $ 1,522,126                    0.71%
                                   1  -   499                                                        2                             706,595                    0.33
                                 500  -   549                                                       13                           2,978,713                    1.39
                                 550  -   574                                                        9                           1,969,208                    0.92
                                 575  -   599                                                       15                           4,204,082                    1.96
                                 600  -   619                                                       10                           2,936,999                    1.37
                                 620  -   639                                                       17                           5,467,796                    2.54
                                 640  -   659                                                      101                          26,514,847                   12.34
                                 660  -   679                                                      107                          25,641,232                   11.93
                                 680  -   699                                                      129                          34,449,112                   16.03
                                 700  -   719                                                      116                          32,836,793                   15.28
                                 720  -   739                                                       77                          19,255,621                    8.96
                                 740  -   759                                                       76                          20,361,611                    9.48
                                 760  -   779                                                       77                          19,835,812                    9.23
                                 780  -   799                                                       51                          13,843,842                    6.44
                                 800  -   819                                                        8                           2,333,199                    1.09
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                        817                       $ 214,857,589                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Non-Zero Weighted Average Credit Score:                                                     701

             Property Types of the Mortgage Properties in Total Group III

             Property Type
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             2-4 Family                                                                             53                        $ 15,158,597                    7.06%
             Condominium                                                                           100                          21,533,847                   10.02
             Manufactured Home                                                                       1                              70,999                    0.03
             PUD                                                                                   133                          32,708,234                   15.22
             Single Family                                                                         528                         144,801,739                   67.39
             Townhouse                                                                               2                             584,172                    0.27
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                        817                       $ 214,857,589                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Occupancy Status of Mortgage Properties in Total Group III

             Occupancy Status
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             Investor                                                                              189                        $ 35,502,349                   16.52%
             Owner Occupied                                                                        583                         169,128,884                   78.72
             Second Home                                                                            45                          10,226,356                    4.76
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                        817                       $ 214,857,589                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Loan Purpose of the Mortgage Loans in Total Group III

             Loan Purpose
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             Cash Out Refinance                                                                    192                        $ 61,638,520                   28.69%
             Purchase                                                                              453                         105,358,571                   49.04
             Rate/Term Refinance                                                                   172                          47,860,497                   22.28
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                        817                       $ 214,857,589                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Documentation Type of the Mortgage Loans in Total Group III

             Documentation Type
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             Full/Alternative                                                                      306                        $ 83,400,483                   38.82%
             No Documentation                                                                      136                          29,864,853                   13.90
             Reduced                                                                                74                          26,667,099                   12.41
             Stated                                                                                301                          74,925,153                   34.87
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                        817                       $ 214,857,589                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Original Terms to Stated Maturity of the Mortgage Loans in Total Group III

             Original Term (Months)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                                 180                                                                 2                            $ 90,861                    0.04%
                                 300                                                                 1                             309,883                    0.14
                                 360                                                               814                         214,456,844                   99.81
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                        817                       $ 214,857,589                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Minimum Original Term to Stated Maturity (Mths):                                            180
             Maximum Original Term to Stated Maturity (Mths):                                            360
             Weighted Average Orig. Term to Stated Mat. (Mths):                                          360

             Remaining Terms to Stated Maturity of the Mortgage Loans in Total Group III

             Stated Remaining Term (Months)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                                 120  -   179                                                        2                            $ 90,861                    0.04%
                                 180  -   239                                                        1                             309,883                    0.14
                                 240  -   299                                                      114                          42,783,523                   19.91
                                 300  -   359                                                      700                         171,673,321                   79.90
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                        817                       $ 214,857,589                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Minimum Remaining Term to Stated Maturity (Mths):                                           130
             Maximum Remaining Term to Stated Maturity (Mths):                                           325
             Weighted Average Rem. Term to Stated Mat. (Mths):                                           314

             Index of the Mortgage Loans in Total Group III

             Index
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             1 Mo Libor                                                                             39                         $ 7,641,851                    3.56%
             1 Mo Prime                                                                              1                             309,883                    0.14
             1 YR Treasury                                                                         103                          37,294,915                   17.36
             1 YR Libor                                                                             18                           6,604,538                    3.07
             6 Mo Libor                                                                            656                         163,006,402                   75.87
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                        817                       $ 214,857,589                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

           Rate Adjustment Frequency of the Mortgage Loans in Total Group III

           Rate Adjustment Frequency
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             1 Month                                                                                40                         $ 7,951,733                    3.70%
             6  Months                                                                             656                         163,006,402                   75.87
             12 Months                                                                             121                          43,899,453                   20.43
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                        817                       $ 214,857,589                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Months to Next Rate Adjustment* of the Mortgage Loans in Total Group III

             Months to Next Rate Adjustment
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                                   0  -   3                                                        141                        $ 29,946,974                   13.94%
                                   4  -   6                                                        109                          22,164,139                   10.32
                                   7  -   9                                                         30                          10,501,184                    4.89
                                  10  -   12                                                        55                          21,042,690                    9.79
                                  13  -   15                                                        28                           9,215,113                    4.29
                                  16  -   18                                                       125                          39,622,686                   18.44
                                  19  -   21                                                       191                          49,047,335                   22.83
                                  22  -   24                                                       119                          27,152,835                   12.64
                                  25  -   27                                                         2                             402,216                    0.19
                                  37  -   39                                                         1                             225,000                    0.10
                                  40  -   42                                                         1                             594,686                    0.28
                                  43  -   45                                                         9                           2,814,656                    1.31
                                  46  -   48                                                         1                             443,707                    0.21
                                  52  -   54                                                         4                           1,342,378                    0.62
                                  79  -   81                                                         1                             341,990                    0.16
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                        817                       $ 214,857,589                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Weighted Average Months to Next Rate Adjustment :                                           15

             *Months to next rate adjustment is calculated by using the first rate adjustment date for the loans still in a hybrid period and by using next rate adjustment for loans that are fully indexed.

                  Maximum Lifetime Mortgage Rate of the Mortgage Loans in Total Group III

                  Maximum Mortgage Rates (%)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                               0.000  -   9.750                                                     49                        $ 11,865,326                    5.52%
                               9.751  -   10.000                                                    48                          14,092,878                    6.56
                              10.001  -   10.250                                                    48                           9,835,628                    4.58
                              10.251  -   10.500                                                    67                          18,025,623                    8.39
                              10.501  -   10.750                                                    65                          17,607,543                    8.19
                              10.751  -   11.000                                                    81                          20,288,917                    9.44
                              11.001  -   11.250                                                    62                          17,670,057                    8.22
                              11.251  -   11.500                                                    85                          25,625,803                   11.93
                              11.501  -   11.750                                                    78                          22,757,718                   10.59
                              11.751  -   12.000                                                    69                          19,385,613                    9.02
                              12.001  -   12.250                                                    32                           7,550,059                    3.51
                              12.251  -   12.500                                                    28                           8,585,368                    4.00
                              12.501  -   12.750                                                    29                           5,447,910                    2.54
                              12.751  -   13.000                                                    48                          10,515,224                    4.89
                              13.001  -   13.250                                                    11                           3,198,209                    1.49
                              13.251  -   13.500                                                     7                           1,137,860                    0.53
                              13.501  -   13.750                                                     1                              90,704                    0.04
                              13.751  -   14.000                                                     3                             621,032                    0.29
                              14.001  -   14.250                                                     1                              35,879                    0.02
                              14.251  -   14.500                                                     1                              72,947                    0.03
                              14.501  -   14.750                                                     1                             123,857                    0.06
                              15.251  -   15.500                                                     1                             140,400                    0.07
                              15.501  -   15.750                                                     1                             104,215                    0.05
                              15.751  -   16.000                                                     1                              78,817                    0.04
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                        817                       $ 214,857,589                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Weighted Average Maximum Mortgage Rate:                                                     11.264%

             Periodic Rate Cap of the Mortgage Loans in Total Group III

             Periodic Rate Cap (%)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             Uncapped                                                                               16                         $ 3,891,896                    1.81%
             1.000                                                                                 630                         155,146,552                   72.21
             2.000                                                                                 168                          55,220,758                   25.70
             5.000                                                                                   3                             598,382                    0.28
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                        817                       $ 214,857,589                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Non Zero Weighted Average Periodic Rate Cap:                                                1.273%

               Initial Rate Cap of the Mortgage Loans in Total Group III

                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             Uncapped                                                                               16                         $ 3,891,896                    1.81%
             1.000                                                                                  94                          18,243,124                    8.49
             2.000                                                                                  33                           9,534,162                    4.44
             3.000                                                                                  96                          17,258,381                    8.03
             5.000                                                                                 471                         136,096,665                   63.34
             6.000                                                                                  98                          27,557,519                   12.83
             6.125                                                                                   7                           1,748,250                    0.81
             6.250                                                                                   2                             527,593                    0.25
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                        817                       $ 214,857,589                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Non Zero Weighted Average Initial Rate Cap:                                                 4.498%

         Gross Margin of the Mortgage Loans in Total Group III

             Gross Margins (%)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
                               0.000  -   1.500                                                      1                            $ 92,389                    0.04%
                               1.501  -   2.000                                                     32                           9,544,173                    4.44
                               2.001  -   2.500                                                    486                         121,235,735                   56.43
                               2.501  -   3.000                                                    223                          71,396,151                   33.23
                               3.001  -   3.500                                                     27                           5,857,003                    2.73
                               3.501  -   4.000                                                      7                           1,158,624                    0.54
                               4.001  -   4.500                                                     14                           1,994,363                    0.93
                               4.501  -   5.000                                                     25                           3,419,415                    1.59
                               6.001  -   6.500                                                      1                             123,857                    0.06
                               6.501  -   7.000                                                      1                              35,879                    0.02
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                        817                       $ 214,857,589                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Weighted Average Gross Margin:                                                              2.515%

          Interest Only Feature of the Mortgage Loans in Total Group III

             Interest Only Feature
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             None                                                                                  464                       $ 116,260,072                   54.11%
             2 Years                                                                                 4                             841,214                    0.39
             5 Years                                                                                80                          26,278,245                   12.23
             7 Years                                                                                 3                           1,030,999                    0.48
             10 Years                                                                              266                          70,447,058                   32.79
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                        817                       $ 214,857,589                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

             Remaining Prepayment Penalty Term of the Mortgage Loans in Total Group III

             Remaining Prepayment Penalty Term (Months)
                                                                                    Number of Mortgage       Aggregate Stated Principal               % of
                                                                                         Loans               Balance Outstanding as of            Mortgage Loans
                                                                                                                  Cut-Off Date
                                                                                   --------------------  ----------------------------------    --------------------
             None - No Original Prepayment Penalty                                                 453                       $ 121,137,727                   56.38%
             None - Prepayment Penalty Expired                                                     131                          36,921,859                   17.18
             1 Month                                                                                 1                             101,278                    0.05
             11 Months                                                                               1                             410,350                    0.19
             12 Months                                                                               1                             102,997                    0.05
             13 Months                                                                               2                           1,368,765                    0.64
             14 Months                                                                               2                           1,042,960                    0.49
             15 Months                                                                               7                           2,233,620                    1.04
             16 Months                                                                               3                             337,552                    0.16
             17 Months                                                                              15                           5,544,567                    2.58
             18 Months                                                                              23                           4,944,926                    2.30
             19 Months                                                                              32                           8,100,700                    3.77
             20 Months                                                                              51                          11,223,363                    5.22
             21 Months                                                                              39                           8,335,625                    3.88
             22 Months                                                                              38                           9,001,418                    4.19
             23 Months                                                                              14                           3,282,481                    1.53
             24 Months                                                                               1                             112,459                    0.05
             25 Months                                                                               1                             248,344                    0.12
             29 Months                                                                               1                             184,000                    0.09
             32 Months                                                                               1                             222,597                    0.10
                                                                                   --------------------------------------------------------------------------------
                                                                                   --------------------------------------------------------------------------------
                      Total                                                                        817                       $ 214,857,589                  100.00%
                                                                                   ================================================================================
                                                                                   ================================================================================

                                                                                                                SCHEUDLE B

 Loan No.    Loan Group  Servicing Fee Step-up Period (months)  Current Principal Balance  Current Mortgage Rate (%)
     1           I                       N/A                          2771059.91                7.5000000000
     2           I                       N/A                          152762.82                 8.8750000000
     3           I                       N/A                          8845795.89                8.0000000000
     4           I                       N/A                          304967.61                 6.6250000000
     5           I                       N/A                          859531.18                 8.3750000000
     6           I                       N/A                          5396048.43                8.5000000000
     7           I                       N/A                          3165519.71                8.1250000000
     8           I                       N/A                          406834.44                 6.8750000000
     9           I                       N/A                         13209818.35                7.8750000000
    10           I                       N/A                          370800.00                 8.5000000000
    11           I                       N/A                          537942.00                 7.6250000000
    12           I                       N/A                          681100.00                 8.3750000000
    13           I                       N/A                         12615690.00                8.3750000000
    14           I                       N/A                          217425.00                 8.0000000000
    15           I                       N/A                          629950.62                 8.0000000000
    16           I                       N/A                          112272.02                 8.0000000000
    17           I                       N/A                          1050000.00                7.8750000000
    18           I                       N/A                           47386.61                 8.6250000000
    19           I                       N/A                          1788674.93                7.6250000000
    20           I                       N/A                          108610.84                 8.7500000000
    21           I                       N/A                          1135427.00                7.6250000000
    22           I                       N/A                          372000.00                 7.2500000000
    23           I                       N/A                          6136280.00                8.3750000000
    24           I                       N/A                          1610000.00                6.3750000000
    25           I                       N/A                          1955200.00                7.7500000000
    26           I                       N/A                          329977.17                 8.2500000000
    27           I                       N/A                          1211470.00                7.8750000000
    28           I                       N/A                          290758.10                 6.8750000000
    29           I                       N/A                           95860.60                 7.6250000000
    30           I                       N/A                          1647075.00                8.3750000000
    31           I                       N/A                          1846930.79                7.7500000000
    32           I                       N/A                          926014.48                 7.8750000000
    33           I                       N/A                          1769900.00                7.7500000000
    34           I                       N/A                          2237670.00                7.7500000000
    35           I                       N/A                          323000.00                 8.7500000000
    36           I                       N/A                          455646.18                 8.3750000000
    37           I                       N/A                          1344199.67                8.0000000000
    38           I                       N/A                           51750.00                 8.7500000000
    39           I                       N/A                          1061319.99                8.3750000000
    40           I                       N/A                          366500.00                 7.6250000000
    41           I                       N/A                          6885714.07                7.8750000000
    42           I                       N/A                          1000000.00                7.5000000000
    43           I                       N/A                          135000.00                 8.3750000000
    44           I                       N/A                          417000.00                 7.6250000000
    45           I                       N/A                          1959000.00                7.7500000000
    46           I                       N/A                          2676699.59                8.3750000000
    47           I                       N/A                          5873086.99                8.1250000000
    48           I                       N/A                          175767.95                 8.1250000000
    49           I                       N/A                           91879.23                 8.1250000000
    50           I                       N/A                          2935813.70                7.7500000000
    51           I                       N/A                          810345.00                 7.6250000000
    52           I                       N/A                          1563583.59                7.7500000000
    53           I                       N/A                          140400.00                 8.3750000000
    54           I                       N/A                          759848.00                 8.3750000000
    55           I                       N/A                           75055.16                 8.2500000000
    56           I                       N/A                          3403668.48                8.3750000000
    57           I                       N/A                          201742.23                 6.6250000000
    58           I                       N/A                          1182823.98                8.3750000000
    59           I                       N/A                          990012.00                 7.2500000000
    60           I                       N/A                          131758.38                 8.5000000000
    61           I                       N/A                          1255664.00                7.8750000000
    62           I                       N/A                          853776.40                 7.8750000000
    63           I                       N/A                          561500.00                 7.8750000000
    64           I                       N/A                          1944409.32                8.2500000000
    65           I                       N/A                          2792885.32                8.0000000000
    66           I                       N/A                          245592.00                 5.6250000000
    67           I                       N/A                           80332.71                 7.8750000000
    68           I                       N/A                          6609422.31                8.3750000000
    69           I                       N/A                          417000.00                 8.2500000000
    70           I                       N/A                          1741824.45                8.3750000000
    71           I                       N/A                          110250.00                 8.3750000000
    72           I                       N/A                          164000.00                 7.8750000000
    73           I                       N/A                          3500230.00                8.3750000000
    74           I                       N/A                          5403147.00                8.3750000000
    75           I                       N/A                          1040000.00                8.5000000000
    76           I                       N/A                          347607.61                 7.7500000000
    77           I                       N/A                          442961.92                 8.2500000000
    78           I                       N/A                          7563673.00                7.7500000000
    79           I                       N/A                          268000.00                 8.5000000000
    80           I                       N/A                          724853.79                 8.3750000000
    81           I                       N/A                          674320.00                 8.3750000000
    82           I                       N/A                          2864346.33                7.8750000000
    83           I                       N/A                           94741.77                 8.3750000000
    84           I                       N/A                          269910.00                 6.9990000000
    85           I                       N/A                          1243000.00                7.8750000000
    86           I                       N/A                          422800.00                 7.7500000000
    87           I                       N/A                          216000.00                 7.7500000000
    88           I                       N/A                          368784.00                 8.0000000000
    89           I                       N/A                          479500.00                 8.0000000000
    90           I                       N/A                           59500.00                 7.7500000000
    91           I                       N/A                          2154425.00                8.2500000000
    92           I                       N/A                          280956.00                 6.2500000000
    93           I                       N/A                          191760.49                 8.3750000000
    94           I                       N/A                          957800.00                 7.7500000000
    95           I                       N/A                          220013.00                 8.1250000000
    96           I                       N/A                          263656.00                 7.1250000000
    97           I                       N/A                          1866690.00                7.8750000000
    98           I                       N/A                          361967.50                 7.7500000000
    99           I                       N/A                          1611094.90                8.0000000000
    100          I                       N/A                          192000.00                 7.8750000000
    101          I                       N/A                          124000.00                 8.5000000000
    102          I                       N/A                          278400.00                 8.5000000000
    103          I                       N/A                          1027834.00                8.1250000000
    104          I                       N/A                          309667.81                 7.2500000000
    105          I                       N/A                          1396540.00                7.6250000000
    106          I                       N/A                          291712.00                 6.0000000000
    107          I                       N/A                          1035899.99                6.5000000000
    108          I                       N/A                          779377.83                 6.5000000000
    109          I                       N/A                          442100.00                 6.3750000000
    110          I                       N/A                          488000.00                 6.7500000000
    111          I                       N/A                          376000.00                 7.0000000000
    112          I                       N/A                          244500.00                 6.8750000000
    113          I                       N/A                          271765.81                 6.7500000000
    114          I                       N/A                          811999.99                 6.8750000000
    115          I                       N/A                          663155.27                 7.2500000000
    116          I                       N/A                          923845.42                 8.3750000000
    117          I                       N/A                          360000.00                 7.7500000000
    118          I                       N/A                          1619918.99                7.7500000000
    119          I                       N/A                          1007627.00                7.5000000000
    120          I                       N/A                          7959180.00                8.2500000000
    121          I                       N/A                          389200.00                 7.2500000000
    122          I                       N/A                          296000.00                 6.8750000000
    123          I                       N/A                          192000.00                 7.2500000000
    124          I                       N/A                          576000.00                 8.2500000000
    125          I                       N/A                          498840.12                 7.7828662117
    126          I                       N/A                          247796.66                 6.3750000000
    127          I                       N/A                          499539.43                 7.5000000000
    128          I                       N/A                          239732.32                 6.2500000000
    129          I                       N/A                          213955.71                 6.2500000000
    130          I                       N/A                           58320.30                 8.5000000000
    131          I                       N/A                          106808.45                 8.0000000000
    132          I                       N/A                          1710400.00                7.6250000000
    133          I                       N/A                          938000.00                 6.8750000000
    134          I                       N/A                          134611.42                 6.7500000000
    135          I                       N/A                          172000.00                 7.3750000000
    136          I                       N/A                          268000.00                 6.2500000000
    137          I                       N/A                          141457.41                 8.5000000000
    138          I                       N/A                          7238422.00                7.6250000000
    139          I                       N/A                          813675.00                 7.8750000000
    140          I                       N/A                          1827500.00                8.5000000000
    141          I                       N/A                          2240000.00                8.4179687500
    142          I                       N/A                          2952000.00                7.6250000000
    143          I                       N/A                          260000.00                 8.5000000000
    144          I                       N/A                          3788644.00                8.3750000000
    145          I                       N/A                          734499.77                 7.7500000000
    146          I                       N/A                          1306850.00                7.7500000000
    147          I                       N/A                          794005.31                 7.5000000000
    148          I                       N/A                          514670.21                 8.2500000000
    149          I                       N/A                          600000.00                 6.7500000000
    150          I                       N/A                          1161172.74                7.2323738445
    151          I                       N/A                          296000.00                 6.1250000000
    152          I                       N/A                          507000.00                 6.1250000000
    153          I                       N/A                          160538.51                 7.6250000000
    154          I                       N/A                          579400.00                 6.1250000000
    155          I                       N/A                          280000.00                 6.0000000000
    156          I                       N/A                          416000.00                 6.2500000000
    157          I                       N/A                           81600.00                 7.2500000000
    158          I                       N/A                          376000.00                 7.2500000000
    159          I                       N/A                          100000.00                 6.6250000000
    160          I                       N/A                          264992.60                 6.1250000000
    161          I                       N/A                          997284.96                 6.2500000000
    162          I                       N/A                          222045.61                 7.7500000000
    163          I                       N/A                          615000.00                 8.5000000000
    164          I                       N/A                           47932.02                 7.7500000000
    165          I                       N/A                          860089.95                 8.5000000000
    166          I                       N/A                          4331808.93                7.8750000000
    167          I                       N/A                          455646.18                 8.3750000000
    168          I                       N/A                          1994494.48                8.1250000000
    169          I                       N/A                          5463918.00                8.5000000000
    170          I                       N/A                          174469.90                 9.1250000000
    171          I                       N/A                          2501300.00                8.2500000000
    172          I                       N/A                          353600.00                 6.8750000000
    173          I                       N/A                          395438.62                 8.5000000000
    174          I                       N/A                          231719.35                 8.0000000000
    175          I                       N/A                          176752.07                 7.7500000000
    176          I                       N/A                          204050.00                 8.5000000000
    177          I                       N/A                          112000.00                 8.0000000000
    178          I                       N/A                          534185.01                 7.8750000000
    179          I                       N/A                          1020000.00                7.8750000000
    180          I                       N/A                          2973269.66                8.2500000000
    181          I                       N/A                          1599900.00                8.5000000000
    182          I                       N/A                          204000.00                 6.5000000000
    183          I                       N/A                          999600.00                 6.9794917967
    184          I                       N/A                          798021.24                 7.0000000000
    185          I                       113                           84744.07                 6.6250000000
    186          I                       N/A                          115740.11                 7.5000000000
    187          I                       N/A                          271829.17                 6.2500000000
    188          I                       N/A                          488671.66                 8.0000000000
    189          I                       N/A                          320504.36                 8.2500000000
    190          I                       N/A                          620000.00                 6.6250000000
    191          I                       N/A                          640649.50                 7.7719937677
    192          I                       N/A                          400000.00                 6.8750000000
    193          I                       N/A                          540000.00                 6.6250000000
    194          I                       N/A                          384000.00                 7.3750000000
    195          I                       N/A                          117779.64                 6.7500000000
    196          I                       N/A                           87623.74                 6.8750000000
    197          I                       N/A                           61586.99                 6.2500000000
    198          I                       N/A                          197600.00                 7.5000000000
    199          I                       N/A                          145880.00                 6.6250000000
    200          I                       N/A                          130585.00                 6.2500000000
    201          I                       N/A                          246136.05                 7.3750000000
    202          I                       N/A                          182598.41                 7.8750000000
    203          I                       N/A                          170205.74                 6.7500000000
    204          I                       N/A                          1299334.76                7.0000000000
    205          I                       N/A                          156144.43                 6.8750000000
    206          I                       N/A                          175900.84                 6.7500000000
    207          I                       N/A                          125784.14                 8.2500000000
    208          I                       N/A                          148293.01                 8.5000000000
    209          I                       N/A                          1731196.05                7.5000000000
    210          I                       N/A                          168998.22                 7.7500000000
    211          I                       N/A                          680309.65                 7.2500000000
    212          I                       N/A                          353389.07                 7.5000000000
    213          I                       N/A                          119500.00                 7.0000000000
    214          I                       N/A                          769220.77                 6.5000000000
    215          I                       N/A                          345705.71                 7.7500000000
    216          I                       N/A                          641975.51                 6.8750000000
    217          I                       N/A                          1308700.00                6.7500000000
    218          I                       N/A                          433306.83                 8.2500000000
    219          I                       N/A                          550682.00                 7.0000000000
    220          I                       N/A                          743219.15                 7.5000000000
    221          I                       N/A                          120000.00                 7.6250000000
    222          I                       N/A                          160501.51                 8.3750000000
    223          I                       N/A                          152850.00                 6.3750000000
    224          I                       N/A                          515008.67                 7.3750000000
    225          I                       N/A                          348322.10                 6.2500000000
    226          I                       N/A                          180459.42                 7.3750000000
    227          I                       N/A                          204738.86                 6.2500000000
    228          I                       N/A                          203200.00                 6.0000000000
    229          I                       N/A                          763756.90                 7.2500000000
    230          I                       N/A                          942269.01                 8.5000000000
    231          I                       N/A                          171600.00                 7.3750000000
    232          I                       N/A                          315000.00                 8.1250000000
    233          I                       N/A                          2583377.34                6.8750000000
    234          I                       N/A                          183750.00                 7.7500000000
    235          I                       N/A                          196952.45                 9.0000000000
    236          I                       N/A                          234000.00                 7.2500000000
    237          I                       N/A                          236425.00                 7.7500000000
    238          I                       N/A                          114331.35                 7.5000000000
    239          I                       N/A                          451315.91                 7.8750000000
    240          I                       N/A                          212000.00                 7.8750000000
    241          I                       N/A                          2636000.00                7.6250000000
    242          I                       N/A                          2253100.00                7.8750000000
    243          I                       N/A                          115900.00                 9.2500000000
    244          I                       N/A                          520000.00                 8.8750000000
    245          I                       N/A                          875000.00                 8.3750000000
    246          I                       N/A                         10466400.00                7.8750000000
    247          I                       N/A                          620000.00                 8.8750000000
    248          I                       N/A                          4629296.00                8.3750000000
    249          I                       N/A                         13379497.00                7.6250000000
    250          I                       N/A                          1294500.00                8.2500000000
    251          I                       N/A                          321600.00                 8.7500000000
    252          I                       N/A                          122400.00                 8.6250000000
    253          I                       N/A                          172425.00                 7.7500000000
    254          I                       N/A                          3698105.00                8.1250000000
    255          I                       N/A                          5039196.59                8.2500000000
    256          I                       N/A                          112465.36                 7.7500000000
    257          I                       N/A                          1379200.00                7.8750000000
    258          I                       N/A                          4478953.00                8.1250000000
    259          I                       N/A                          155946.54                 7.3750000000
    260          I                       N/A                          463200.00                 7.6250000000
    261          I                       N/A                          121204.16                 7.8750000000
    262          I                       N/A                          140960.00                 7.5000000000
    263          I                       N/A                          1016105.00                7.9990000000
    264          I                       N/A                          114512.44                 8.2500000000
    265          I                       N/A                          680753.11                 4.8750000000
    266          I                       N/A                          457556.00                 6.7500000000
    267          I                       N/A                          107003.78                 8.5000000000
    268          I                       N/A                          129500.00                 7.6250000000
    269          I                       N/A                          513049.85                 7.8750000000
    270          I                       N/A                          280000.00                 7.6250000000
    271          I                       N/A                          136490.00                 5.7500000000
    272          I                       N/A                          1568000.00                8.7500000000
    273          I                       N/A                          300000.00                 7.0000000000
    274          I                       N/A                          445845.97                 6.4129744293
    275          I                       N/A                          350000.00                 7.5000000000
    276          I                       N/A                          335200.00                 6.1250000000
    277          I                       N/A                          392000.00                 6.6250000000
    278          I                       N/A                          525447.79                 6.6250000000
    279          I                       N/A                          312000.00                 7.3750000000
    280          I                       N/A                          725300.00                 7.7500000000
    281          I                       N/A                          386133.57                 7.1250000000
    282          I                       N/A                          207150.00                 6.2500000000
    283          I                       N/A                          587463.49                 7.6250000000
    284          I                       N/A                          606301.62                 6.3750000000
    285          I                       N/A                          420000.00                 7.7500000000
    286          I                       N/A                          171000.00                 6.2500000000
    287          I                       N/A                          2313200.00                7.5000000000
    288          I                       N/A                          1334224.00                7.6250000000
    289          I                       N/A                          240000.00                 7.6250000000
    290          I                       N/A                          344003.57                 6.7500000000
    291          I                       N/A                          355468.00                 7.6250000000
    292          I                       N/A                          1630640.00                7.6300532306
    293          I                       N/A                          439141.00                 8.0000000000
    294          I                       N/A                          276956.58                 8.0000000000
    295          I                       N/A                          1240400.00                7.5000000000
    296          I                       N/A                          300000.00                 8.2500000000
    297          I                       N/A                          105806.01                 8.5000000000
    298          I                       N/A                           97600.00                 8.1250000000
    299          I                       N/A                          199776.10                 7.8750000000
    300          I                       N/A                          555122.39                 7.6250000000
    301          I                       N/A                          368155.92                 7.5000000000
    302          I                       N/A                          1236353.84                6.3750000000
    303          I                       N/A                          354646.60                 6.0000000000
    304          I                       N/A                          255751.19                 6.1250000000
    305          I                       N/A                          100727.05                 7.6250000000
    306          I                       N/A                          1308981.02                7.5000000000
    307          I                       N/A                          135901.58                 7.6250000000
    308          I                       N/A                          183732.81                 7.6250000000
    309          I                       N/A                          117941.95                 9.5000000000
    310          I                       N/A                          150000.00                 8.7500000000
    311          I                       N/A                          264000.00                 8.1250000000
    312          I                       N/A                          6320999.00                7.8750000000
    313          I                       N/A                          180750.00                 8.0000000000
    314          I                       N/A                          219913.20                 6.8750000000
    315          I                       N/A                          151900.00                 7.7500000000
    316          I                       N/A                          2227856.00                8.3750000000
    317          I                       N/A                          425000.00                 6.2500000000
    318          I                       N/A                          399653.32                 8.9900000000
    319          I                       N/A                          1152324.98                8.1250000000
    320          I                       N/A                          347000.00                 6.8750000000
    321          I                       N/A                          145634.46                 9.2500000000
    322          I                       N/A                          3817172.68                8.0108915691
    323          I                       N/A                          206903.43                 9.7500000000
    324          I                       N/A                          916943.00                 7.6250000000
    325          I                       N/A                          102500.00                 9.5000000000
    326          I                       N/A                          4162500.00                7.7500000000
    327          I                       N/A                          634120.00                 7.7500000000
    328          I                       N/A                          1098876.00                7.8750000000
    329          I                       N/A                          148920.71                 9.1250000000
    330          I                       N/A                          205785.00                 8.2500000000
    331          I                       N/A                          330000.00                 9.5000000000
    332          I                       N/A                          246500.00                 8.5000000000
    333          I                       N/A                          166852.66                 6.6250000000
    334          I                       N/A                          1540000.00                8.3750000000
    335          I                       N/A                          269000.00                 7.2500000000
    336          I                       N/A                          1558400.00                8.3750000000
    337          I                       N/A                          304150.00                 8.0000000000
    338          I                       N/A                          587900.00                 8.3750000000
    339          I                       N/A                          564440.00                 7.7500000000
    340          I                       N/A                          322828.11                 9.1250000000
    341          I                       N/A                          162200.00                 9.5000000000
    342          I                       N/A                           46371.89                 8.5000000000
    343          I                       N/A                          279776.09                 7.1250000000
    344          I                       N/A                          807200.00                 8.0000000000
    345          I                       N/A                          187500.00                 8.2500000000
    346          I                       N/A                          308730.00                 7.5000000000
    347          I                       N/A                          856750.00                 6.8750000000
    348          I                       N/A                          407653.35                 8.2500000000
    349          I                       N/A                           99933.84                 7.8750000000
    350          I                       N/A                          230933.83                 7.1250000000
    351          I                       N/A                          509828.73                 7.1250000000
    352          I                       N/A                          280000.00                 7.3750000000
    353          I                       N/A                           83400.77                 7.7500000000
    354          I                       N/A                          132152.79                 7.3750000000
    355          I                       N/A                          237105.70                 7.5000000000
    356          I                       N/A                          359351.02                 5.7500000000
    357          I                       N/A                          302992.93                 6.7500000000
    358          I                       N/A                          272664.25                 6.8750000000
    359          I                       N/A                          1704500.00                6.6250000000
    360          I                       N/A                          103904.15                 7.1250000000
    361          I                       N/A                          313900.00                 7.2500000000
    362          I                       N/A                          114851.69                 7.7500000000
    363          I                       N/A                          182000.00                 6.6250000000
    364          I                       N/A                          1062650.00                6.5000000000
    365          I                       N/A                          415000.91                 6.2500000000
    366          I                       N/A                           66970.59                 8.0000000000
    367          I                       N/A                          290700.00                 7.8750000000
    368          I                       N/A                          321900.00                 7.7500000000
    369          I                       N/A                          891750.00                 7.5000000000
    370          I                       N/A                          136319.97                 7.8750000000
    371          I                       N/A                          157446.79                 7.5000000000
    372          I                       N/A                          462388.46                 6.7500000000
    373          I                       N/A                          152395.97                 7.2500000000
    374          I                       N/A                          156629.39                 7.5000000000
    375          I                       N/A                          173839.25                 8.1250000000
    376          I                       N/A                          453750.00                 7.6250000000
    377          I                       N/A                          367900.00                 7.8750000000
    378          I                       N/A                          528449.67                 7.8750000000
    379          I                       N/A                          181892.92                 7.8750000000
    380          I                       N/A                          525000.00                 7.1250000000
    381          I                       N/A                          118307.39                 7.0000000000
    382          I                       N/A                          578206.17                 7.8750000000
    383          I                       N/A                           63489.00                 8.0000000000
    384          I                       N/A                          222000.00                 6.8750000000
    385          I                       N/A                          177787.15                 7.7500000000
    386          I                       N/A                          310195.62                 7.1250000000
    387          I                       N/A                          333750.00                 6.8750000000
    388          I                       N/A                          173295.00                 7.5000000000
    389          I                       N/A                          141744.99                 7.5000000000
    390          I                       N/A                          500000.00                 7.3750000000
    391          I                       N/A                           55787.42                 8.3750000000
    392          I                       N/A                          224898.62                 8.1250000000
    393          I                       N/A                           98306.94                 7.0000000000
    394          I                       N/A                          111375.00                 7.8750000000
    395          I                       N/A                          415048.23                 6.3750000000
    396          I                       N/A                          262249.80                 8.0000000000
    397          I                       N/A                           72307.30                 5.0000000000
    398          I                       N/A                          311250.00                 7.6250000000
    399          I                       N/A                          110435.00                 6.6250000000
    400          I                       N/A                          480000.00                 8.2500000000
    401          I                       N/A                          388000.00                 7.8750000000
    402          I                       N/A                          364800.00                 8.3750000000
    403          I                       N/A                          215010.00                 9.2500000000
    404          I                       N/A                          748000.00                 7.6250000000
    405          I                       N/A                          224000.00                 7.5000000000
    406          I                       N/A                          492000.00                 7.7500000000
    407          I                       N/A                          180500.00                 9.1250000000
    408          I                       N/A                          260000.00                 9.2500000000
    409          I                       N/A                          452000.00                 8.2500000000
    410          I                       N/A                          124000.00                 8.6250000000
    411          I                       N/A                          179933.79                 7.1250000000
    412          I                       N/A                          135000.00                 7.6250000000
    413          I                       N/A                          324900.00                 9.8750000000
    414          I                       N/A                          222950.00                 8.8750000000
    415          I                       N/A                          1409930.50                7.7500000000
    416          I                       N/A                          164900.00                 7.6250000000
    417          I                       N/A                          420000.00                 7.1250000000
    418          I                       N/A                          199960.34                 9.2500000000
    419          I                       N/A                          397000.00                 8.0000000000
    420          I                       N/A                          477000.00                 9.0000000000
    421          I                       N/A                          210000.00                 7.5000000000
    422          I                       N/A                          678750.00                 9.3750000000
    423          I                       N/A                          300000.00                 6.5000000000
    424          I                       N/A                          251100.00                 7.3750000000
    425          I                       N/A                          559839.58                 8.0000000000
    426          I                       N/A                          541628.78                 8.5000000000
    427          I                       N/A                          729296.63                 8.6250000000
    428          I                       N/A                          220000.00                 6.3750000000
    429          I                       N/A                           87600.00                 8.5000000000
    430          I                       N/A                          151920.00                 8.0000000000
    431          I                       N/A                          2976437.00                8.1250000000
    432          I                       N/A                          320000.00                 8.7500000000
    433          I                       N/A                          103113.89                 8.1250000000
    434          I                       N/A                          546600.00                 8.6250000000
    435          I                       N/A                           80704.26                 8.6250000000
    436          I                       N/A                          594700.00                 7.7500000000
    437          I                       N/A                          603760.00                 8.3750000000
    438          I                       N/A                          364396.00                 7.6250000000
    439          I                       N/A                          107072.00                 8.5000000000
    440          I                       N/A                          101331.44                 8.1250000000
    441          I                       N/A                          123580.69                 8.2500000000
    442          I                       N/A                          132625.16                 8.3750000000
    443          I                       N/A                          451100.00                 8.0000000000
    444          I                       N/A                           73500.00                 8.1250000000
    445          I                       N/A                          218350.00                 7.8750000000
    446          I                       N/A                          882030.00                 8.2500000000
    447          I                       N/A                          174996.29                 8.8750000000
    448          I                       N/A                          164907.50                 8.8750000000
    449          I                       N/A                          456000.00                 8.0000000000
    450          I                       N/A                          470900.00                 8.2500000000
    451          I                       N/A                          182352.28                 8.5000000000
    452          I                       N/A                          133600.00                 6.7500000000
    453          I                       N/A                          164000.00                 7.6250000000
    454          I                       N/A                          1213875.00                8.5000000000
    455          I                       N/A                          278400.00                 8.0000000000
    456          I                       N/A                           83942.19                 7.8750000000
    457          I                       N/A                          1041805.50                7.7500000000
    458          I                       N/A                          2069565.60                7.8750000000
    459          I                       N/A                          137192.00                 7.6250000000
    460          I                       N/A                          157500.00                 7.6250000000
    461          I                       N/A                          268800.00                 8.1250000000
    462          I                       N/A                          180720.00                 7.9990000000
    463          I                       N/A                          987751.66                 8.1250000000
    464          I                       N/A                          225000.00                 8.5000000000
    465          I                       N/A                          202590.42                 8.2500000000
    466          I                       N/A                           47250.00                 8.7500000000
    467          I                       N/A                          2221911.00                7.6250000000
    468          I                       N/A                           74200.00                 8.1250000000
    469          I                       N/A                          239500.00                 8.0000000000
    470          I                       N/A                          217782.98                 6.0000000000
    471          I                       N/A                          1807841.00                7.6250000000
    472          I                       N/A                          301280.00                 6.3750000000
    473          I                       N/A                           71852.63                 9.7500000000
    474          I                       N/A                          100000.00                 8.7500000000
    475          I                       N/A                          1373700.00                8.0000000000
    476          I                       N/A                           91999.98                 8.7500000000
    477          I                       N/A                          121200.00                 8.2500000000
    478          I                       N/A                          434450.94                 8.1250000000
    479          I                       N/A                          828000.00                 8.1250000000
    480          I                       N/A                          314500.00                 7.5000000000
    481          I                       N/A                          228000.00                 8.1250000000
    482          I                       N/A                          2384766.00                8.2500000000
    483          I                       N/A                          162800.00                 6.9990000000
    484          I                       N/A                          130000.00                10.0000000000
    485          I                       N/A                          590570.00                 8.2500000000
    486          I                       N/A                          346950.00                 8.0000000000
    487          I                       N/A                          602400.00                 5.6250000000
    488          I                       N/A                          109950.00                10.0000000000
    489          I                       N/A                          1154769.99                8.8750000000
    490          I                       N/A                           51717.83                 8.3750000000
    491          I                       N/A                          1909149.99                8.8750000000
    492          I                       N/A                          117500.00                 7.0000000000
    493          I                       N/A                          205000.00                 9.1250000000
    494          I                       N/A                           91882.26                 8.2500000000
    495          I                       N/A                          1049250.00                7.7500000000
    496          I                       N/A                          207733.08                 8.2500000000
    497          I                       N/A                          851419.00                 7.2500000000
    498          I                       N/A                          1193200.00                8.1250000000
    499          I                       N/A                          443250.00                 7.6250000000
    500          I                       N/A                          106400.00                 8.3750000000
    501          I                       N/A                          351200.00                 7.5000000000
    502          I                       N/A                          472000.00                 8.2500000000
    503          I                       N/A                          1249500.00                8.2500000000
    504          I                       N/A                          941174.47                 8.3750000000
    505          I                       N/A                          116861.36                 8.6250000000
    506          I                       N/A                          253699.00                 7.7500000000
    507          I                       N/A                          715943.74                 8.0000000000
    508          I                       N/A                          224500.00                 7.6250000000
    509          I                       N/A                          1000000.00                7.1250000000
    510          I                       N/A                          404200.00                 8.3750000000
    511          I                       N/A                          1569184.00                7.8750000000
    512          I                       N/A                          205600.00                 8.3750000000
    513          I                       N/A                          436000.00                 7.8750000000
    514          I                       N/A                          1099980.57                8.2500000000
    515          I                       N/A                          1218750.00                8.5000000000
    516          I                       N/A                          147041.63                 9.5000000000
    517          I                       N/A                          513520.00                 7.8750000000
    518          I                       N/A                          976050.00                 6.8750000000
    519          I                       N/A                          210600.00                 8.7500000000
    520          I                       N/A                          481150.00                 8.6250000000
    521          I                       N/A                          328650.00                 9.3750000000
    522          I                       N/A                          185400.00                 8.7500000000
    523          I                       N/A                          166000.00                 8.7500000000
    524          I                       N/A                          1244699.99                8.7500000000
    525          I                       N/A                          438150.00                 8.6250000000
    526          I                       N/A                          315400.00                 6.2500000000
    527          I                       N/A                          1166800.00                8.0000000000
    528          I                       N/A                          342238.66                 7.7500000000
    529          I                       N/A                          551992.00                 8.0000000000
    530          I                       N/A                          303050.00                 7.6250000000
    531          I                       N/A                          2045249.33                7.6250000000
    532          I                       N/A                          496000.00                 7.8750000000
    533          I                       N/A                          3759118.00                8.1250000000
    534          I                       N/A                           87000.00                 7.6250000000
    535          I                       N/A                          331750.00                 8.1250000000
    536          I                       N/A                          364000.00                 6.6250000000
    537          I                       N/A                          629085.14                 7.6250000000
    538          I                       N/A                          688739.75                 8.3750000000
    539          I                       N/A                          421950.00                 6.2500000000
    540          I                       N/A                          300000.00                 6.5000000000
    541          I                       N/A                          183400.00                 7.6250000000
    542          I                       N/A                          504400.00                 7.8750000000
    543          I                       N/A                          116900.00                 7.7500000000
    544          I                       N/A                          443920.00                 8.0000000000
    545          I                       N/A                          700000.00                 8.5000000000
    546          I                       N/A                          103500.00                 8.1250000000
    547          I                       N/A                          2104819.60                8.3750000000
    548          I                       N/A                          176000.00                 7.8250000000
    549          I                       N/A                          235668.00                 8.5000000000
    550          I                       N/A                          8332875.00                7.7500000000
    551          I                       N/A                          480000.00                 6.7500000000
    552          I                       N/A                          845500.00                 8.3750000000
    553          I                       N/A                          960774.00                 8.0000000000
    554          I                       N/A                          111860.29                 8.3750000000
    555          I                       N/A                          109918.75                 6.7500000000
    556          I                       N/A                          110345.84                 6.5000000000
    557          I                       N/A                          332540.11                 6.5000000000
    558          I                       N/A                          117778.41                 8.3750000000
    559          I                       N/A                          297188.00                 6.7500000000
    560          I                       N/A                          476000.00                 7.8750000000
    561          I                       N/A                          168000.00                 7.7500000000
    562          I                       N/A                          254316.47                 8.0000000000
    563          I                       N/A                           51928.19                 7.8750000000
    564          I                       N/A                          132000.00                 7.0000000000
    565          I                       N/A                          121379.00                 8.2500000000
    566          I                       N/A                          415900.00                 8.2500000000
    567          I                       N/A                          148195.08                 7.8750000000
    568          I                       N/A                          732500.00                 7.8750000000
    569          I                       N/A                          1437650.00                7.9990000000
    570          I                       N/A                          1017520.00                8.1250000000
    571          I                       N/A                          212000.00                 8.2500000000
    572          I                       N/A                           85150.00                 7.8750000000
    573          I                       N/A                          162469.58                 7.7500000000
    574          I                       N/A                          192000.00                 8.1250000000
    575          I                       N/A                           69501.44                 7.7500000000
    576          I                       N/A                          172450.00                 8.3750000000
    577          I                       N/A                          294268.00                 8.2500000000
    578          I                       N/A                          733949.96                 8.3750000000
    579          I                       N/A                          148000.00                 7.5000000000
    580          I                       N/A                          737662.91                 8.1250000000
    581          I                       N/A                          562009.66                 6.3750000000
    582          I                       N/A                          249275.61                 6.7500000000
    583          I                       N/A                          108000.00                 7.7500000000
    584          I                       N/A                           97820.62                 8.5000000000
    585          I                       N/A                          300000.00                 8.7500000000
    586          I                       N/A                          1007730.00                8.7500000000
    587          I                       N/A                          192000.00                 7.6250000000
    588          I                       N/A                          544600.00                 8.5000000000
    589          I                       N/A                          332405.00                 7.7500000000
    590          I                       N/A                          307425.00                 8.8750000000
    591          I                       N/A                          171990.05                 7.7500000000
    592          I                       N/A                          335572.38                 7.8750000000
    593          I                       N/A                           44875.18                 9.1250000000
    594          I                       N/A                          824250.00                 8.7500000000
    595          I                       N/A                          151050.00                 6.7500000000
    596          I                       N/A                          149655.45                 7.3750000000
    597          I                       N/A                          155737.58                 7.2500000000
    598          I                       N/A                           88010.00                 8.6250000000
    599          I                       N/A                          189450.00                 7.8750000000
    600          I                       N/A                          165360.00                 7.7500000000
    601          I                       N/A                          168257.42                 8.7500000000
    602          I                       N/A                          100954.48                 8.7500000000
    603          I                       N/A                          285000.00                 8.7500000000
    604          I                       N/A                          515525.13                 8.2500000000
    605          I                       N/A                          544345.72                 7.5000000000
    606          I                       N/A                          360720.00                 8.3750000000
    607          I                       N/A                          154400.00                 7.6250000000
    608          I                       N/A                           87472.81                 7.6250000000
    609          I                       N/A                          464619.48                 6.2500000000
    610          I                       N/A                          459224.88                 6.8750000000
    611          I                       N/A                          165004.74                 7.3750000000
    612          I                       N/A                          268600.00                 7.8750000000
    613          I                       N/A                          229674.31                 7.7500000000
    614          I                       N/A                          275637.70                 8.1250000000
    615          I                       N/A                          180800.00                 7.7500000000
    616          I                       N/A                          150000.00                 5.8750000000
    617          I                       N/A                          156000.00                 7.8750000000
    618          I                       N/A                           61500.00                 9.3750000000
    619          I                       N/A                          110448.05                 8.5000000000
    620          I                       N/A                          147725.00                 9.5000000000
    621          I                       N/A                          119300.00                 8.6250000000
    622          I                       N/A                          186400.00                 8.0000000000
    623          I                       N/A                          231610.38                 7.5000000000
    624          I                       N/A                          650000.00                 8.5000000000
    625          I                       N/A                          1807300.00                8.3750000000
    626          I                       N/A                          184000.00                 8.1250000000
    627          I                       N/A                          2412000.00                8.1250000000
    628          I                       N/A                          275000.00                 5.8750000000
    629          I                       N/A                          358700.00                 8.7500000000
    630          I                       N/A                          127900.00                 7.3750000000
    631          I                       N/A                          1088000.00                7.7500000000
    632          I                       N/A                           77000.00                 9.5000000000
    633          I                       N/A                           39115.67                 8.3750000000
    634          I                       N/A                          431823.50                 6.7500000000
    635          I                       N/A                          189600.00                 9.8750000000
    636          I                       N/A                          1591250.00                8.3750000000
    637          I                       N/A                          123763.02                 8.3750000000
    638          I                       N/A                          835300.00                 8.3750000000
    639          I                       N/A                          152920.68                 9.2500000000
    640          I                       N/A                          156800.00                 7.6250000000
    641          I                       N/A                          291949.16                 7.6250000000
    642          I                       N/A                          325388.46                 7.3750000000
    643          I                       N/A                          269718.82                 5.8750000000
    644          I                       N/A                           61541.32                 8.3750000000
    645          I                       N/A                          104000.00                 9.1250000000
    646          I                       N/A                          113648.00                 7.7500000000
    647          I                       N/A                          204000.00                 8.3750000000
    648          I                       N/A                          487200.00                 7.7500000000
    649          I                       N/A                          185000.00                 6.8750000000
    650          I                       N/A                          320000.00                 8.2500000000
    651          I                       N/A                          212000.00                 7.7500000000
    652          I                       N/A                          994470.00                 8.3750000000
    653          I                       N/A                          179885.22                 8.2500000000
    654          I                       N/A                          186400.00                 7.6250000000
    655          I                       N/A                          152000.00                 7.8750000000
    656          I                       N/A                          223076.26                 8.1250000000
    657          I                       N/A                          148500.00                 8.0000000000
    658          I                       N/A                          709600.00                 6.1250000000
    659          I                       N/A                          571635.25                 8.2500000000
    660          I                       N/A                          183952.74                 8.3750000000
    661          I                       N/A                          339774.42                 7.5000000000
    662          I                       N/A                          396000.00                 9.8750000000
    663          I                       N/A                           79800.00                 8.8750000000
    664          I                       N/A                          239862.04                 8.0000000000
    665          I                       N/A                          271064.08                 6.3750000000
    666          I                       N/A                          296000.00                 7.8750000000
    667          I                       N/A                          176310.86                 7.2500000000
    668          I                       N/A                          608330.37                 8.3750000000
    669          I                       N/A                          718400.00                 7.8750000000
    670          I                       N/A                          192000.00                 7.8750000000
    671          I                       N/A                          385263.93                 6.9900000000
    672          I                       N/A                          244300.00                 7.7500000000
    673          I                       N/A                          200000.00                 6.6250000000
    674          I                       N/A                          517912.48                 7.1250000000
    675          I                       N/A                          287900.00                 7.5000000000
    676          I                       N/A                          118782.00                 6.0000000000
    677          I                       N/A                          1152650.00                8.1250000000
    678          I                       N/A                          177600.00                 7.8750000000
    679          I                       N/A                          216000.00                 9.3750000000
    680          I                       N/A                          295896.23                 7.8750000000
    681          I                       N/A                           87136.88                 7.6250000000
    682          I                       N/A                          204000.00                 8.7500000000
    683          I                       N/A                          268000.00                 6.8750000000
    684          I                       N/A                          248000.00                 7.6250000000
    685          I                       N/A                          1317000.00                8.2500000000
    686          I                       N/A                          280000.00                 8.2500000000
    687          I                       N/A                          154403.97                 8.3750000000
    688          I                       N/A                          1917500.00                8.0000000000
    689          I                       N/A                          100642.01                 9.2500000000
    690          I                       N/A                          292500.00                 9.7500000000
    691          I                       N/A                          732720.00                 8.2500000000
    692          I                       N/A                           94760.00                 7.7500000000
    693          I                       N/A                          584092.46                 7.7500000000
    694          I                       N/A                          204000.00                 9.5000000000
    695          I                       N/A                          148000.00                 7.6250000000
    696          I                       N/A                          187940.00                 7.6250000000
    697          I                       N/A                          139500.00                 9.2500000000
    698          I                       N/A                          344000.00                 7.5000000000
    699          I                       N/A                          164000.00                 7.5000000000
    700          I                       N/A                          148000.00                 8.2500000000
    701          I                       N/A                          204000.00                 8.8750000000
    702          I                       N/A                          792000.00                 7.6250000000
    703          I                       N/A                          234000.00                 8.7500000000
    704          I                       N/A                          947070.00                 7.7500000000
    705          I                       N/A                          297950.00                 9.0000000000
    706          I                       N/A                          346750.00                 9.3750000000
    707          I                       N/A                          699016.00                 7.8750000000
    708          I                       N/A                          291650.00                 8.3750000000
    709          I                       N/A                           78978.18                 8.1250000000
    710          I                       N/A                          559200.00                 9.7500000000
    711          I                       N/A                           92557.31                 7.6250000000
    712          I                       N/A                          275000.00                 8.3750000000
    713          I                       N/A                          1096840.00                8.2500000000
    714          I                       N/A                          924633.00                 7.8750000000
    715          I                       N/A                          140000.00                 8.6250000000
    716          I                       N/A                           66800.00                 8.7500000000
    717          I                       N/A                          1416344.00                6.3750000000
    718          I                       N/A                          228000.00                 6.8750000000
    719          I                       N/A                          1124000.00                8.0000000000
    720          I                       N/A                          331220.00                 6.5000000000
    721          I                       N/A                          678515.00                 7.7500000000
    722          I                       N/A                          295920.00                 7.7500000000
    723          I                       N/A                          252800.00                 7.7500000000
    724          I                       N/A                          875962.00                 7.8750000000
    725          I                       N/A                          240000.00                 9.0000000000
    726          I                       N/A                          109944.46                 9.3750000000
    727          I                       N/A                          960000.00                 8.7500000000
    728          I                       N/A                          3241920.00                7.6250000000
    729          I                       N/A                          164000.00                 7.3750000000
    730          I                       N/A                          479950.00                 7.8750000000
    731          I                       N/A                          250000.00                 9.7500000000
    732          I                       N/A                          224800.00                 6.8750000000
    733          I                       N/A                          193500.00                 8.2500000000
    734          I                       N/A                          215000.00                 6.7500000000
    735          I                       N/A                          365004.00                 8.3750000000
    736          I                       N/A                          115963.90                 8.2500000000
    737          I                       N/A                          140391.00                 9.7500000000
    738          I                       N/A                          123000.00                 9.6250000000
    739          I                       N/A                           65839.39                 8.2500000000
    740          I                       N/A                          216000.00                 8.0000000000
    741          I                       N/A                          293520.00                 8.3750000000
    742          I                       N/A                          393600.00                 8.2500000000
    743          I                       N/A                          470792.00                 7.7500000000
    744          I                       N/A                          322500.00                 8.1250000000
    745          I                       N/A                           87920.00                 8.1250000000
    746          I                       N/A                          184950.72                 8.2500000000
    747          I                       N/A                          757300.00                 9.1738412782
    748          I                       N/A                           95131.18                 8.3750000000
    749          I                       N/A                          214935.87                 9.8500000000
    750          I                       N/A                          180000.00                 9.7500000000
    751          I                       N/A                          487375.50                 8.2500000000
    752          I                       N/A                          348000.00                 6.3750000000
    753          I                       N/A                          1400000.00                6.7500000000
    754          I                       N/A                          610336.00                 6.7500000000
    755          I                       N/A                          263100.70                 8.1250000000
    756          I                       N/A                          148450.00                 5.6250000000
    757          I                       N/A                          106748.12                 8.8750000000
    758          I                       N/A                          118400.00                 8.5000000000
    759          I                       N/A                           56800.00                 8.5000000000
    760          I                       N/A                          246900.00                 8.3750000000
    761          I                       N/A                           93990.00                 7.6250000000
    762          I                       N/A                          1700000.00                8.0000000000
    763          I                       N/A                          462412.10                 7.8750000000
    764          I                       N/A                          295724.87                 7.7500000000
    765          I                       N/A                          270269.97                 8.6250000000
    766          I                       N/A                          223988.85                 8.0000000000
    767          I                       N/A                           71157.24                 8.0000000000
    768          I                       N/A                          499945.83                 8.7500000000
    769          I                       N/A                          612749.08                 8.5000000000
    770          I                       N/A                          224000.00                 7.7500000000
    771          I                       N/A                          345280.00                 8.7500000000
    772          I                       N/A                          1164800.00                7.8750000000
    773          I                       N/A                           98000.00                 8.7500000000
    774          I                       N/A                          183405.22                 8.2500000000
    775          I                       N/A                          512000.00                 8.3750000000
    776          I                       N/A                          122500.00                 9.0000000000
    777          I                       N/A                          141350.24                 7.8750000000
    778          I                       N/A                          745352.00                 7.1250000000
    779          I                       N/A                          399425.00                 8.8750000000
    780          I                       N/A                          1608750.00                8.0000000000
    781          I                       N/A                          186880.00                 8.2500000000
    782          I                       N/A                          351137.90                 8.5000000000
    783          I                       N/A                          355050.00                 8.1250000000
    784          I                       N/A                          200250.00                 7.8750000000
    785          I                       N/A                          546815.00                 6.7500000000
    786          I                       N/A                          323500.00                 8.0000000000
    787          I                       N/A                          318750.00                 8.6250000000
    788          I                       N/A                          540000.00                 8.5000000000
    789          I                       N/A                          103563.47                 7.8750000000
    790          I                       N/A                          359608.17                 8.2500000000
    791          I                       N/A                          299250.00                 8.6250000000
    792          I                       N/A                           74003.29                 8.7500000000
    793          I                       N/A                          249600.00                 7.7500000000
    794          I                       N/A                          350614.40                 8.6250000000
    795          I                       N/A                          133146.06                 8.7500000000
    796          I                       N/A                          210846.35                 7.5000000000
    797          I                       N/A                          127899.69                 8.6250000000
    798          I                       N/A                           91300.98                 8.7500000000
    799          I                       N/A                          495570.91                 8.0000000000
    800          I                       N/A                          198615.20                 7.7500000000
    801          I                       N/A                          519173.05                 7.6250000000
    802          I                       N/A                          124000.00                 8.7500000000
    803          I                       N/A                          127954.67                 8.5000000000
    804          I                       N/A                          304000.00                 7.7500000000
    805          I                       N/A                          150885.80                 7.8750000000
    806          I                       N/A                          124000.00                 7.6250000000
    807          I                       N/A                          336536.70                 7.6250000000
    808          I                       N/A                          136000.00                 8.6250000000
    809          I                       N/A                          227197.55                 7.5000000000
    810          I                       N/A                          196860.27                 8.1250000000
    811          I                       N/A                          425500.00                 8.1250000000
    812          I                       N/A                          100000.00                 7.8750000000
    813          I                       N/A                          729200.00                 8.3750000000
    814          I                       N/A                          1181650.00                7.6250000000
    815          I                       N/A                          228000.00                 7.8750000000
    816          I                       N/A                          303451.97                 7.7500000000
    817          I                       N/A                          329600.00                 8.5000000000
    818          I                       N/A                          292000.00                 8.1250000000
    819          I                       N/A                          116000.00                 8.5000000000
    820          I                       N/A                          250500.00                 8.0000000000
    821          I                       N/A                          165749.16                 8.2500000000
    822          I                       N/A                          180432.10                 7.7500000000
    823          I                       N/A                          188640.68                 6.7500000000
    824          I                       N/A                          225564.00                 8.5000000000
    825          I                       N/A                          223360.00                 7.7500000000
    826          I                       N/A                          150000.00                 7.7500000000
    827          I                       N/A                          491400.00                 8.1250000000
    828          I                       N/A                          122089.93                 5.8750000000
    829          I                       N/A                          343691.47                 7.8750000000
    830          I                       N/A                          765479.99                 7.3750000000
    831          I                       N/A                          239700.62                 8.3750000000
    832          I                       N/A                          120000.00                 8.2500000000
    833          I                       N/A                           50000.00                 7.8750000000
    834          I                       N/A                          107625.00                 8.6250000000
    835          I                       N/A                          146000.28                 7.6250000000
    836          I                       N/A                          1234469.28                8.5000000000
    837          I                       N/A                          397245.52                 7.6250000000
    838          I                       N/A                          687853.32                 8.0000000000
    839          I                       N/A                          158417.00                 8.1250000000
    840          I                       N/A                           81600.36                 8.5000000000
    841          I                       N/A                          107625.00                 8.6250000000
    842          I                       N/A                          534500.00                 5.8750000000
    843          I                       N/A                          119698.51                 8.3750000000
    844          I                       N/A                           75860.91                 8.5000000000
    845          I                       N/A                          291616.69                 8.1250000000
    846          I                       N/A                          270500.00                 8.0000000000
    847          I                       N/A                          148000.00                 7.3750000000
    848          I                       N/A                          1068000.00                8.2500000000
    849          I                       N/A                           70305.21                 8.0000000000
    850          I                       N/A                          248000.00                 7.7500000000
    851          I                       N/A                          140000.00                 7.8750000000
    852          I                       N/A                          242664.59                 8.5000000000
    853          I                       N/A                          368000.00                 8.0000000000
    854          I                       N/A                          132650.00                 8.1250000000
    855          I                       N/A                          141797.18                 7.7500000000
    856          I                       N/A                          615250.00                 8.2500000000
    857          I                       N/A                          151879.70                 6.8750000000
    858          I                       N/A                          192672.08                 7.5000000000
    859          I                       N/A                           79500.00                 8.3750000000
    860          I                       N/A                          376000.00                 8.3750000000
    861          I                       N/A                          151040.00                 8.6250000000
    862          I                       N/A                          532000.00                 8.2500000000
    863          I                       N/A                          110400.00                 7.6250000000
    864          I                       N/A                          430792.00                 8.3750000000
    865          I                       N/A                          583100.00                 8.6250000000
    866          I                       N/A                          401262.00                 7.7500000000
    867          I                       N/A                          210800.00                 8.8750000000
    868          I                       N/A                          794500.00                 8.7500000000
    869          I                       N/A                          234608.89                 6.5000000000
    870          I                       N/A                          137000.00                 8.5000000000
    871          I                       N/A                          383353.00                 8.6250000000
    872          I                       N/A                          552000.00                 8.5000000000
    873          I                       N/A                          297000.00                 8.3750000000
    874          I                       N/A                          885910.00                 8.2500000000
    875          I                       N/A                          335093.61                 6.4500000000
    876          I                       N/A                          347520.31                 9.5000000000
    877          I                       N/A                          318724.03                10.1250000000
    878          I                       N/A                          503829.44                 6.1250000000
    879          I                       N/A                           73550.62                 8.0000000000
    880          I                       N/A                          1118600.00                7.8750000000
    881          I                       N/A                          508000.00                 6.5000000000
    882          I                       N/A                          162800.00                 6.1250000000
    883          I                       N/A                          184500.00                 9.0000000000
    884          I                       N/A                          222400.00                 8.0000000000
    885          I                       N/A                          284000.00                 7.8750000000
    886          I                       N/A                          402000.00                 7.0000000000
    887          I                       N/A                          135000.00                10.0000000000
    888          I                       N/A                          1500000.00                7.7500000000
    889          I                       N/A                          413990.00                 8.3750000000
    890          I                       N/A                          179880.57                 7.5000000000
    891          I                       N/A                          297264.00                 7.9990000000
    892          I                       N/A                          409424.70                 8.0000000000
    893          I                       N/A                           80100.00                 9.5000000000
    894          I                       N/A                          916672.00                 6.5000000000
    895          I                       N/A                          192952.00                 6.2500000000
    896          I                       N/A                          156588.00                 7.7500000000
    897          I                       N/A                          459291.62                 8.0000000000
    898          I                       N/A                          312600.00                10.0000000000
    899          I                       N/A                          279807.49                 7.3750000000
    900          I                       N/A                           76000.00                 8.7500000000
    901          I                       N/A                          436000.00                 8.0000000000
    902          I                       N/A                          145100.00                 7.6250000000
    903          I                       N/A                           95938.78                 8.2500000000
    904          I                       N/A                          265000.00                 8.6250000000
    905          I                       N/A                          236000.00                 6.1250000000
    906          I                       N/A                          288000.00                 6.6250000000
    907          I                       N/A                          123120.00                 8.0000000000
    908          I                       N/A                          704000.00                 8.2500000000
    909          I                       N/A                          322712.00                 7.1250000000
    910          I                       N/A                          176712.34                 9.2500000000
    911          I                       N/A                          540000.00                 8.5000000000
    912          I                       N/A                          1239095.00                8.0000000000
    913          I                       N/A                          260725.30                 8.0000000000
    914          I                       N/A                          503644.28                 7.7500000000
    915          I                       N/A                          184000.00                 7.6250000000
    916          I                       N/A                          776000.00                 8.3750000000
    917          I                       N/A                          250172.59                 5.8750000000
    918          I                       N/A                          457967.08                 7.2500000000
    919          I                       N/A                          707548.53                 8.2500000000
    920          I                       N/A                          205000.00                 9.5000000000
    921          I                       N/A                          123519.14                 8.1250000000
    922          I                       N/A                          343774.98                 8.1250000000
    923          I                       N/A                          187880.12                 8.2500000000
    924          I                       N/A                          444000.00                 8.1250000000
    925          I                       N/A                          260811.10                 7.6250000000
    926          I                       N/A                          710025.80                 9.0000000000
    927          I                       N/A                          177600.00                 6.7500000000
    928          I                       N/A                          704000.00                 7.7500000000
    929          I                       N/A                          151992.00                 6.8750000000
    930          I                       N/A                          1276000.00                8.1250000000
    931          I                       N/A                          175920.00                 7.7500000000
    932          I                       N/A                          547500.00                 7.6250000000
    933          I                       N/A                          220000.00                 6.8750000000
    934          I                       N/A                          212800.00                 8.2500000000
    935          I                       N/A                           61160.97                 8.2500000000
    936          I                       N/A                          119841.55                 8.1250000000
    937          I                       N/A                          271000.00                10.0000000000
    938          I                       N/A                          371853.22                 6.8750000000
    939          I                       N/A                          233535.47                 8.1250000000
    940          I                       N/A                          221100.00                 6.8750000000
    941          I                       N/A                          547200.00                 8.2500000000
    942          I                       N/A                          409349.38                 7.1250000000
    943          I                       N/A                          313467.34                 6.6250000000
    944          I                       N/A                          152000.00                 7.6250000000
    945          I                       N/A                          348000.00                 8.2500000000
    946          I                       N/A                          245000.00                 9.3750000000
    947          I                       N/A                          171948.92                 7.8750000000
    948          I                       N/A                          127046.67                 7.0000000000
    949          I                       N/A                          540000.00                 8.6250000000
    950          I                       N/A                           71940.98                 7.0000000000
    951          I                       N/A                          987302.69                 7.7500000000
    952          I                       N/A                           76470.88                 8.9000000000
    953          I                       N/A                          120000.00                 8.3750000000
    954          I                       N/A                          144800.00                 6.8750000000
    955          I                       N/A                          295000.00                 9.2500000000
    956          I                       N/A                          228000.00                 8.8750000000
    957          I                       N/A                          627567.81                 7.8750000000
    958          I                       N/A                          200000.00                 8.1250000000
    959          I                       N/A                          471800.34                 6.6250000000
    960          I                       N/A                          1041633.00                8.1250000000
    961          I                       N/A                          693000.00                 7.5000000000
    962          I                       N/A                          1950000.00               10.0000000000
    963          I                       N/A                          204000.00                 6.8750000000
    964          I                       N/A                          203665.36                 6.8750000000
    965          I                       N/A                          129351.27                 7.0000000000
    966          I                       N/A                          426000.00                 6.1250000000
    967          I                       N/A                          500000.00                 7.0000000000
    968          I                       N/A                          154100.00                 7.2500000000
    969          I                       N/A                          124000.00                 6.8750000000
    970          I                       N/A                          283199.98                 7.6250000000
    971          I                       N/A                           83751.27                 7.0000000000
    972          I                       N/A                          995750.97                 6.8750000000
    973          I                       N/A                          162400.00                 7.3750000000
    974          I                       N/A                          173800.00                 8.5000000000
    975          I                       N/A                          563000.36                 7.8750000000
    976          I                       N/A                          109497.79                 8.2500000000
    977          I                       N/A                          160000.00                 8.1250000000
    978          I                       N/A                          389844.19                 6.8750000000
    979          I                       N/A                          104000.00                 8.0000000000
    980          I                       N/A                          108000.00                 8.5000000000
    981          I                       N/A                          379544.00                 7.7500000000
    982          I                       N/A                          404000.00                 7.8750000000
    983          I                       N/A                          123718.83                 8.8750000000
    984          I                       N/A                           82400.00                 8.0000000000
    985          I                       N/A                           75941.26                10.6500000000
    986          I                       N/A                          107000.00                 9.5000000000
    987          I                       N/A                          206179.00                 8.1250000000
    988          I                       N/A                          151627.74                 8.5000000000
    989          I                       N/A                          292720.00                 7.3750000000
    990          I                       N/A                          476000.00                 7.8750000000
    991          I                       N/A                          462000.00                 6.6250000000
    992          I                       N/A                          315050.00                 6.2500000000
    993          I                       N/A                          191994.97                 7.7500000000
    994          I                       N/A                          307803.60                 8.2500000000
    995          I                       N/A                           74750.00                 9.7500000000
    996          I                       N/A                          179418.45                 9.8750000000
    997          I                       N/A                          315000.00                 9.7500000000
    998          I                       N/A                          494400.00                 8.2500000000
    999          I                       N/A                           58062.95                 8.2500000000
   1000          I                       N/A                          611700.00                 8.8750000000
   1001          I                       N/A                          486300.00                 8.0000000000
   1002          I                       N/A                          126000.00                 8.3750000000
   1003          I                       N/A                           82447.40                 8.2500000000
   1004          I                       N/A                          324000.00                 9.2500000000
   1005          I                       N/A                          453318.06                 8.3750000000
   1006          I                       N/A                          128000.00                 7.6250000000
   1007          I                       N/A                           90750.00                 8.1250000000
   1008          I                       N/A                           40373.57                 8.1250000000
   1009          I                       N/A                          492600.00                 8.0000000000
   1010          I                       N/A                          161600.00                 8.7500000000
   1011          I                       N/A                           84998.00                 9.0000000000
   1012          I                       N/A                          1000000.00                7.7500000000
   1013          I                       N/A                          115000.00                 9.8750000000
   1014          I                       N/A                          218000.00                 9.2500000000
   1015          I                       N/A                          129871.20                 8.8750000000
   1016          I                       N/A                          219000.00                 8.2500000000
   1017          I                       N/A                          997500.00                 7.7500000000
   1018          I                       N/A                          300792.85                 7.8750000000
   1019          I                       N/A                          293500.00                 9.6250000000
   1020          I                       N/A                          238110.13                 8.5000000000
   1021          I                       N/A                          176000.00                 6.5000000000
   1022          I                       N/A                          235000.00                 9.1250000000
   1023          I                       N/A                          540000.00                 7.6250000000
   1024          I                       N/A                          1162500.00                9.2500000000
   1025          I                       N/A                          248000.00                 8.6250000000
   1026          I                       N/A                           81000.00                 8.7500000000
   1027          I                       N/A                          331500.00                 6.7500000000
   1028          I                       N/A                          195040.00                 8.6250000000
   1029          I                       N/A                          229484.00                 8.6250000000
   1030          I                       N/A                          132000.00                 7.0000000000
   1031          I                       N/A                          118820.00                 8.6250000000
   1032          I                       N/A                          172000.00                 7.7500000000
   1033          I                       N/A                          131920.03                 8.5000000000
   1034          I                       N/A                          111930.00                 7.6250000000
   1035          I                       N/A                          967500.00                 7.7500000000
   1036          I                       N/A                          100013.00                 8.5000000000
   1037          I                       N/A                          650000.00                 8.0000000000
   1038          I                       N/A                          731483.36                 7.7500000000
   1039          I                       N/A                          240000.00                 8.8750000000
   1040          I                       N/A                          310000.00                 9.5000000000
   1041          I                       N/A                          115951.35                10.2500000000
   1042          I                       N/A                          159044.91                10.2500000000
   1043          I                       N/A                          1387500.00                7.6250000000
   1044          I                       N/A                          447923.57                 9.7500000000
   1045          I                       N/A                          386750.00                 7.2500000000
   1046          I                       N/A                          871845.52                 9.6250000000
   1047          II                      N/A                          609900.00                 6.8750000000
   1048          II                      N/A                          3386100.00                6.6250000000
   1049          II                      N/A                          2881498.38                6.8750000000
   1050          II                      N/A                          782300.00                 7.1250000000
   1051          II                      N/A                          3068900.00                6.3750000000
   1052          II                      N/A                          7631655.00                6.8750000000
   1053          II                      N/A                          8595312.51                7.0043628431
   1054          II                      N/A                          404624.88                 6.3750000000
   1055          II                      N/A                          2162612.00                7.3750000000
   1056          II                      N/A                          420634.81                 7.2500000000
   1057          II                      N/A                          1032990.00                7.1250000000
   1058          II                      N/A                          205600.00                 7.1250000000
   1059          II                      N/A                          3590034.24                6.8750000000
   1060          II                      N/A                          821750.00                 6.8750000000
   1061          II                      N/A                          1898377.03                7.2500000000
   1062          II                      N/A                          7407512.00                6.8750000000
   1063          II                      N/A                          468600.00                 6.1250000000
   1064          II                      N/A                          487200.00                 7.5000000000
   1065          II                      N/A                          1390250.00                7.5000000000
   1066          II                      N/A                          220000.00                 6.7500000000
   1067          II                      N/A                          765500.00                 6.8750000000
   1068          II                      N/A                          357631.34                 7.5000000000
   1069          II                      N/A                          463924.44                 6.8750000000
   1070          II                      N/A                          1167200.00                7.2500000000
   1071          II                      N/A                          5991261.25                7.5000000000
   1072          II                      N/A                          280000.00                 7.5000000000
   1073          II                      N/A                          714400.00                 7.2500000000
   1074          II                      N/A                          908428.59                 6.7500000000
   1075          II                      N/A                          457500.00                 6.7500000000
   1076          II                      N/A                          660000.00                 7.5000000000
   1077          II                      N/A                          648000.00                 6.6250000000
   1078          II                      N/A                          184000.00                 7.1250000000
   1079          II                      N/A                          461220.00                 6.3750000000
   1080          II                      N/A                          868646.00                 6.8750000000
   1081          II                      N/A                          216000.00                 7.3750000000
   1082          II                      N/A                          1478047.47                6.5000000000
   1083          II                      N/A                          306700.00                 7.2500000000
   1084          II                      N/A                          2714001.00                6.6250000000
   1085          II                      N/A                          4717144.71                6.6250000000
   1086          II                      N/A                          704190.00                 6.7500000000
   1087          II                      N/A                          5593341.00                7.5000000000
   1088          II                      N/A                          132000.00                 6.8750000000
   1089          II                      N/A                          240000.00                 7.2500000000
   1090          II                      N/A                          1349750.00                7.2500000000
   1091          II                      N/A                          466000.00                 6.8750000000
   1092          II                      N/A                          1868000.00                6.2500000000
   1093          II                      N/A                          334894.30                 7.0000000000
   1094          II                      N/A                          201300.00                 7.5000000000
   1095          II                      N/A                          6738872.57                7.5000000000
   1096          II                      N/A                          183498.27                 6.5000000000
   1097          II                      N/A                          349600.00                 7.3750000000
   1098          II                      N/A                          2937057.00                7.2500000000
   1099          II                      N/A                          7683171.50                7.0000000000
   1100          II                      N/A                          1862381.06                7.0000000000
   1101          II                      N/A                          663125.00                 7.3750000000
   1102          II                      N/A                           99758.67                 7.1250000000
   1103          II                      N/A                          215200.00                 6.7500000000
   1104          II                      N/A                          2202992.00                7.3750000000
   1105          II                      N/A                          475992.32                 6.5000000000
   1106          II                      N/A                          1560000.00                7.3750000000
   1107          II                      N/A                          2020648.88                6.8750000000
   1108          II                      N/A                          560000.00                 8.5000000000
   1109          II                      N/A                          2260450.00                6.2500000000
   1110          II                      N/A                          2604597.85                7.1250000000
   1111          II                      N/A                          1165792.31                6.8750000000
   1112          II                      N/A                          1267280.94                6.6250000000
   1113          II                      N/A                          2301100.00                7.2500000000
   1114          II                      N/A                          3470064.57                7.0000000000
   1115          II                      N/A                          1643303.80                6.7500000000
   1116          II                      N/A                          256000.00                 6.5000000000
   1117          II                      N/A                          2101766.69                7.3750000000
   1118          II                      N/A                          4245613.22                6.8750000000
   1119          II                      N/A                          404000.00                 7.5000000000
   1120          II                      N/A                          948800.00                 7.5000000000
   1121          II                      N/A                          4004900.00                7.1250000000
   1122          II                      N/A                          284750.00                 7.2500000000
   1123          II                      N/A                         11568086.66                6.8750000000
   1124          II                      N/A                          1335045.70                7.3750000000
   1125          II                      N/A                          7952151.91                6.7500000000
   1126          II                      N/A                          1037015.09                6.2500000000
   1127          II                      N/A                           96457.25                 6.5000000000
   1128          II                      N/A                          490000.00                 6.7500000000
   1129          II                      N/A                          421729.10                 6.0000000000
   1130          II                      N/A                          5382114.99                6.5000000000
   1131          II                      N/A                          3794610.20                6.6250000000
   1132          II                      N/A                          2609567.19                7.2500000000
   1133          II                      N/A                          4985979.99                6.5048114914
   1134          II                      N/A                          537989.04                 6.2500000000
   1135          II                      N/A                          1896900.00                7.3750000000
   1136          II                      N/A                          427242.67                 6.6250000000
   1137          II                      N/A                          2816000.00                7.1250000000
   1138          II                      N/A                          4292798.96                7.2500000000
   1139          II                      N/A                          663000.00                 7.0000000000
   1140          II                      N/A                          973189.66                 7.0000000000
   1141          II                      N/A                          1275407.93                7.2500000000
   1142          II                      N/A                          688349.00                 7.2500000000
   1143          II                      N/A                          290297.83                 6.7500000000
   1144          II                      N/A                          127500.00                 7.5000000000
   1145          II                      N/A                          190400.00                 6.8750000000
   1146          II                      N/A                          292000.00                 5.7500000000
   1147          II                      N/A                          2965860.00                7.3750000000
   1148          II                      N/A                          867336.29                 7.3905533458
   1149          II                      N/A                          1200886.72                6.3750000000
   1150          II                      N/A                          6306592.00                6.7500000000
   1151          II                      N/A                          1919345.63                6.3750000000
   1152          II                      N/A                          3481897.58                7.2500000000
   1153          II                      N/A                          3473628.92                6.7629547513
   1154          II                      N/A                          1325000.00                6.5000000000
   1155          II                      N/A                          417000.00                 6.0000000000
   1156          II                      N/A                          759118.25                 7.0000000000
   1157          II                      N/A                          2874892.14                6.6250000000
   1158          II                      N/A                          388000.00                 6.2500000000
   1159          II                      N/A                          1054312.17                7.1373015475
   1160          II                      N/A                          267651.76                 5.8750000000
   1161          II                      N/A                          3947660.80                7.0000000000
   1162          II                      N/A                          1218750.00                6.3750000000
   1163          II                      N/A                          836915.05                 7.5000000000
   1164          II                      N/A                          1969089.42                6.5000000000
   1165          II                      N/A                          241600.00                 7.2500000000
   1166          II                      N/A                           90586.21                 7.2500000000
   1167          II                      N/A                          330938.16                 7.3750000000
   1168          II                      N/A                          182793.41                 7.0000000000
   1169          II                      N/A                          183200.00                 7.1250000000
   1170          II                      N/A                          1122471.86                7.3750000000
   1171          II                      N/A                          431120.00                 5.8750000000
   1172          II                      N/A                          199340.66                 6.2500000000
   1173          II                      N/A                          846800.00                 6.2500000000
   1174          II                      N/A                          6546491.07                7.1250000000
   1175          II                      N/A                          322420.13                 5.8750000000
   1176          II                      N/A                          297043.00                 7.2500000000
   1177          II                      N/A                           78894.46                 6.8750000000
   1178          II                      N/A                          217514.00                 7.0000000000
   1179          II                      N/A                          530903.61                 6.8750000000
   1180          II                      N/A                          288730.00                 7.0000000000
   1181          II                      N/A                          1666401.82                6.8750000000
   1182          II                      N/A                          149925.00                 6.7500000000
   1183          II                      N/A                           77250.00                 6.8750000000
   1184          II                      N/A                          223740.93                 7.1250000000
   1185          II                      N/A                          631200.00                 7.5000000000
   1186          II                      N/A                          155000.00                 7.0000000000
   1187          II                      N/A                          294917.00                 8.7500000000
   1188          II                      N/A                           70800.00                 7.3750000000
   1189          II                      N/A                          706320.00                 6.8750000000
   1190          II                      N/A                          482893.00                 7.5000000000
   1191          II                      N/A                          692000.00                 7.2500000000
   1192          II                      N/A                          1639900.00                7.1250000000
   1193          II                      N/A                          221671.00                 8.3750000000
   1194          II                      N/A                          663200.00                 7.1250000000
   1195          II                      N/A                          669437.11                 6.8750000000
   1196          II                      N/A                          2702630.00                7.3750000000
   1197          II                      N/A                          4118980.00                7.3750000000
   1198          II                      N/A                          123920.00                 7.2500000000
   1199          II                      N/A                          1379354.00                7.3750000000
   1200          II                      N/A                          420000.00                 7.1250000000
   1201          II                      N/A                          136000.00                 6.7500000000
   1202          II                      N/A                          354030.09                 6.5730459062
   1203          II                      N/A                          1033597.80                6.6250000000
   1204          II                      N/A                          584600.00                 7.1250000000
   1205          II                      N/A                          174238.12                 6.7500000000
   1206          II                      N/A                          5235565.47                6.7500000000
   1207          II                      N/A                          6519200.00                7.5000000000
   1208          II                      N/A                          1499262.30                7.2500000000
   1209          II                      N/A                          416187.33                 6.1250000000
   1210          II                      N/A                          1497982.70                7.1250000000
   1211          II                      N/A                          1378979.07                7.0000000000
   1212          II                      N/A                          1282600.00                6.5000000000
   1213          II                      N/A                          256000.00                 6.7500000000
   1214          II                      N/A                          255000.00                 6.2500000000
   1215          II                      N/A                          1442999.99                7.1250000000
   1216          II                      N/A                          587920.00                 6.5000000000
   1217          II                      N/A                          365224.53                 6.8750000000
   1218          II                      N/A                          2168356.95                7.3750000000
   1219          II                      N/A                          349550.00                 6.2500000000
   1220          II                      N/A                          1278099.57                6.8750000000
   1221          II                      N/A                          1769999.00                6.3750000000
   1222          II                      N/A                          3384339.77                7.3750000000
   1223          II                      N/A                          272800.00                 7.3750000000
   1224          II                      N/A                          1477400.00                6.5000000000
   1225          II                      N/A                          2661200.00                7.0000000000
   1226          II                      N/A                          991600.00                 6.8750000000
   1227          II                      N/A                          2125200.00                6.6250000000
   1228          II                      N/A                          111000.00                 7.3750000000
   1229          II                      N/A                          979385.83                 7.2500000000
   1230          II                      N/A                          593657.06                 6.6250000000
   1231          II                      N/A                          1134000.00                6.8750000000
   1232          II                      N/A                          428000.00                 7.2500000000
   1233          II                      N/A                          858307.55                 6.6595321776
   1234          II                      N/A                          987932.70                 6.7500000000
   1235          II                      N/A                          631177.55                 6.8750000000
   1236          II                      N/A                          162370.05                 7.1250000000
   1237          II                      N/A                          1160943.67                7.2500000000
   1238          II                      N/A                          398635.64                 7.1250000000
   1239          II                      N/A                           49876.34                 7.0000000000
   1240          II                      N/A                          247306.93                 7.2500000000
   1241          II                      N/A                          611619.73                 7.1250000000
   1242          II                      N/A                          1150000.00                7.0000000000
   1243          II                      N/A                          906992.89                 6.8750000000
   1244          II                      N/A                          612400.00                 7.2500000000
   1245          II                      N/A                          936680.00                 6.7500000000
   1246          II                      N/A                          176000.00                 6.3750000000
   1247          II                      N/A                          185568.63                 6.5000000000
   1248          II                      N/A                          1400300.00                6.7500000000
   1249          II                      N/A                          862553.64                 6.7500000000
   1250          II                      N/A                          213829.40                 6.6250000000
   1251          II                      N/A                          593063.40                 6.5000000000
   1252          II                      N/A                          947403.17                 6.1250000000
   1253          II                      N/A                          277000.00                 7.2500000000
   1254          II                      N/A                          4819981.00                7.3750000000
   1255          II                      N/A                          229900.00                 8.0000000000
   1256          II                      N/A                          1302816.00                6.9990000000
   1257          II                      N/A                          388091.95                 6.0000000000
   1258          II                      N/A                          392550.00                 7.8750000000
   1259          II                      N/A                          207100.00                 7.4500000000
   1260          II                      N/A                          4644440.00                7.2500000000
   1261          II                      N/A                          417000.00                 6.1250000000
   1262          II                      N/A                          246981.90                 6.6250000000
   1263          II                      N/A                          351600.00                 6.6250000000
   1264          II                      N/A                          452000.00                 6.1250000000
   1265          II                      N/A                          1156250.00                6.8750000000
   1266          II                      N/A                          479634.76                 7.3750000000
   1267          II                      N/A                          376470.40                 7.5000000000
   1268          II                      N/A                           97686.06                 8.1250000000
   1269          II                      N/A                          1839999.00                6.3750000000
   1270          II                      N/A                          242580.00                 7.5000000000
   1271          II                      N/A                          1465103.86                7.5000000000
   1272          II                      N/A                          859000.00                 6.8750000000
   1273          II                      N/A                          468000.00                 6.6250000000
   1274          II                      N/A                          580960.00                 6.7500000000
   1275          II                      N/A                          1833670.00                6.5000000000
   1276          II                      N/A                          121497.97                 8.3750000000
   1277          II                      N/A                          136921.18                 8.7500000000
   1278          II                      N/A                          320000.00                 7.2500000000
   1279          II                      N/A                          379656.46                 6.5000000000
   1280          II                      N/A                          1320000.00                7.5000000000
   1281          II                      N/A                          305500.00                 7.1250000000
   1282          II                      N/A                          272528.93                 6.6250000000
   1283          II                      N/A                          151875.00                 7.0000000000
   1284          II                      N/A                          246369.09                 6.5000000000
   1285          II                      N/A                          216340.08                 6.7500000000
   1286          II                      N/A                          272558.18                 6.7500000000
   1287          II                      N/A                          287820.64                 6.0000000000
   1288          II                      N/A                          135000.00                 7.1250000000
   1289          II                      N/A                           53625.00                 7.3750000000
   1290          II                      N/A                          131179.49                 7.0000000000
   1291          II                      N/A                          320811.39                 7.3750000000
   1292          II                      N/A                          279664.70                 7.2500000000
   1293          II                      N/A                          229114.10                 7.3750000000
   1294          II                      N/A                          168285.00                 7.1250000000
   1295          II                      N/A                          441896.00                 6.7500000000
   1296          II                      N/A                           63747.33                 7.2500000000
   1297          II                      N/A                          368800.00                 7.5000000000
   1298          II                      N/A                          1082000.00                7.1250000000
   1299          II                      N/A                          114000.00                 7.5000000000
   1300          II                      N/A                          223000.00                 7.5000000000
   1301          II                      N/A                          171652.76                 7.7500000000
   1302          II                      N/A                          221050.00                 7.6250000000
   1303          II                      N/A                          237000.00                 7.6250000000
   1304          II                      N/A                          779500.00                 7.3750000000
   1305          II                      N/A                          342229.00                 7.8750000000
   1306          II                      N/A                          1628322.00                6.8750000000
   1307          II                      N/A                          165000.00                 7.6250000000
   1308          II                      N/A                          776000.00                 7.1250000000
   1309          II                      N/A                          261345.00                 7.5000000000
   1310          II                      N/A                          1618080.00                7.1250000000
   1311          II                      N/A                          790450.00                 7.3750000000
   1312          II                      N/A                          351084.66                 7.0000000000
   1313          II                      N/A                          351140.00                 6.7500000000
   1314          II                      N/A                          840000.00                 7.2500000000
   1315          II                      N/A                          113901.84                 6.7500000000
   1316          II                      N/A                          488800.00                 6.5000000000
   1317          II                      N/A                          1785149.22                7.5000000000
   1318          II                      N/A                          301996.00                 7.3750000000
   1319          II                      N/A                          217122.88                 6.0000000000
   1320          II                      N/A                          376000.00                 7.0000000000
   1321          II                      N/A                          295374.36                 6.8750000000
   1322          II                      N/A                          181176.82                 7.5000000000
   1323          II                      N/A                          229999.94                 6.8750000000
   1324          II                      N/A                          262500.00                 6.7500000000
   1325          II                      N/A                          152280.00                 6.8750000000
   1326          II                      N/A                          334430.24                 7.0000000000
   1327          II                      N/A                           83830.70                 7.5000000000
   1328          II                      N/A                          365396.45                 7.2500000000
   1329          II                      N/A                          361500.00                 7.2500000000
   1330          II                      N/A                          265494.13                 7.6250000000
   1331          II                      N/A                          486000.00                 6.2500000000
   1332          II                      N/A                          498358.82                 6.8750000000
   1333          II                      N/A                          2866431.56                6.3750000000
   1334          II                      N/A                          307140.00                 7.0000000000
   1335          II                      N/A                          154700.00                 7.0000000000
   1336          II                      N/A                          3140700.00                7.1250000000
   1337          II                      N/A                          388350.00                 6.8750000000
   1338          II                      N/A                          4620060.00                7.0000000000
   1339          II                      N/A                          202400.00                 6.8750000000
   1340          II                      N/A                          168000.00                 7.0000000000
   1341          II                      N/A                          394000.00                 6.5000000000
   1342          II                      N/A                          1724341.00                7.5000000000
   1343          II                      N/A                          153936.27                 7.8750000000
   1344          II                      N/A                          5404851.12                6.8750000000
   1345          II                      N/A                          249896.00                 7.1250000000
   1346          II                      N/A                          559065.27                 7.3750000000
   1347          II                      N/A                          134000.00                 7.2500000000
   1348          II                      N/A                          1534944.00                6.9990000000
   1349          II                      N/A                          800100.00                 6.0000000000
   1350          II                      N/A                          1267500.00                7.1250000000
   1351          II                      N/A                          361828.44                 5.7947710626
   1352          II                      N/A                          209995.63                 8.3750000000
   1353          II                      N/A                          164000.00                 7.0000000000
   1354          II                      N/A                          1238726.59                7.2500000000
   1355          II                      N/A                          262219.00                 6.5000000000
   1356          II                      N/A                          628442.39                 7.0000000000
   1357          II                      N/A                          333000.00                 7.7500000000
   1358          II                      N/A                          142400.00                 6.8750000000
   1359          II                      N/A                          782100.00                 7.0000000000
   1360          II                      N/A                          384500.00                 8.1362158648
   1361          II                      N/A                          264649.32                 6.5000000000
   1362          II                      N/A                           94678.00                 6.8750000000
   1363          II                      N/A                          249865.02                 6.8750000000
   1364          II                      N/A                          300000.00                 6.0000000000
   1365          II                      N/A                          495820.00                 7.5000000000
   1366          II                      N/A                          438346.37                 7.5000000000
   1367          II                      N/A                          1000000.00                6.7500000000
   1368          II                      N/A                          228400.00                 7.5000000000
   1369          II                      N/A                          333600.00                 6.7500000000
   1370          II                      N/A                          775150.00                 5.8750000000
   1371          II                      N/A                          173500.00                 6.8750000000
   1372          II                      N/A                          3606947.00                6.5000000000
   1373          II                      N/A                          181240.00                 7.3750000000
   1374          II                      N/A                          487996.94                 6.2500000000
   1375          II                      N/A                          231000.00                 7.5000000000
   1376          II                      N/A                          180318.80                 6.6250000000
   1377          II                      N/A                          393000.00                 7.3750000000
   1378          II                      N/A                          242000.00                 7.5000000000
   1379          II                      N/A                          490556.00                 7.1250000000
   1380          II                      N/A                          178400.00                 6.6250000000
   1381          II                      N/A                          432000.00                 6.3750000000
   1382          II                      N/A                          228000.00                 7.1250000000
   1383          II                      N/A                          548000.00                 7.5000000000
   1384          II                      N/A                          596950.00                 7.0000000000
   1385          II                      N/A                          126350.00                 6.8750000000
   1386          II                      N/A                          986851.23                 6.8750000000
   1387          II                      N/A                          100000.00                 7.2500000000
   1388          II                      N/A                          1019870.00                7.5000000000
   1389          II                      N/A                          814558.00                 6.5000000000
   1390          II                      N/A                          1076800.00                7.3750000000
   1391          II                      N/A                          2441740.00                7.2500000000
   1392          II                      N/A                          176800.00                 6.7500000000
   1393          II                      N/A                          594821.96                 7.2500000000
   1394          II                      N/A                          323437.99                 7.3750000000
   1395          II                      N/A                          290800.00                 6.5000000000
   1396          II                      N/A                          319950.00                 5.8750000000
   1397          II                      N/A                          240000.00                 6.8750000000
   1398          II                      N/A                          576000.00                 6.8750000000
   1399          II                      N/A                          350800.00                 6.6250000000
   1400          II                      N/A                          300000.00                 7.1250000000
   1401          II                      N/A                          104600.00                 6.6250000000
   1402          II                      N/A                          256800.00                 7.5000000000
   1403          II                      N/A                          616378.00                 5.8750000000
   1404          II                      N/A                          365739.01                 6.5881553488
   1405          II                      N/A                          543284.77                 5.7500000000
   1406          II                      N/A                          409238.52                 6.3750000000
   1407          II                      N/A                          368800.00                 7.1250000000
   1408          II                      N/A                          474386.61                 6.8750000000
   1409          II                      N/A                          540000.00                 7.0000000000
   1410          II                      N/A                          622206.25                 7.3750000000
   1411          II                      N/A                          1376151.00                6.8750000000
   1412          II                      N/A                          651547.06                 7.2500000000
   1413          II                      N/A                          1692200.00                7.3750000000
   1414          II                      N/A                          1493500.00                7.2500000000
   1415          II                      N/A                          413739.18                 8.1250000000
   1416          II                      N/A                          1494538.00                7.2500000000
   1417          II                      N/A                          550000.00                 7.3750000000
   1418          II                      N/A                          1311750.00                7.5000000000
   1419          II                      N/A                          290400.00                 7.3750000000
   1420          II                      N/A                          1468000.00                6.8750000000
   1421          II                      N/A                          176000.00                 6.2500000000
   1422          II                      N/A                           55231.04                 6.7500000000
   1423          II                      N/A                          380000.00                 7.2500000000
   1424          II                      N/A                          130707.02                 7.5000000000
   1425          II                      N/A                          400000.00                 6.7500000000
   1426          II                      N/A                          937800.00                 6.0000000000
   1427          II                      N/A                          449000.00                 5.6250000000
   1428          II                      N/A                          370400.00                 6.0000000000
   1429          II                      N/A                          267800.00                 7.5000000000
   1430          II                      N/A                          109035.00                 6.6250000000
   1431          II                      N/A                          784000.00                 7.3750000000
   1432          II                      N/A                          300758.87                 6.8750000000
   1433          II                      N/A                          123900.00                 6.7500000000
   1434          II                      N/A                          168750.00                 6.5000000000
   1435          II                      N/A                          247000.00                 7.1250000000
   1436          II                      N/A                          399500.00                 5.6250000000
   1437          II                      N/A                          640000.00                 6.6250000000
   1438          II                      N/A                          165000.00                 7.0000000000
   1439          II                      N/A                          207520.00                 7.1250000000
   1440          II                      N/A                          831000.00                 7.2500000000
   1441          II                      N/A                          400000.00                 5.7500000000
   1442          II                      N/A                          406149.99                 7.3750000000
   1443          II                      N/A                          170300.00                 7.3750000000
   1444          II                      N/A                          144800.00                 7.5000000000
   1445          II                      N/A                          381515.93                 7.5000000000
   1446          II                      N/A                          144900.00                 7.0000000000
   1447          II                      N/A                          284000.00                 7.3750000000
   1448          II                      N/A                          128800.00                 6.6250000000
   1449          II                      N/A                          377300.00                 6.2500000000
   1450          II                      N/A                          118817.03                 6.2500000000
   1451          II                      N/A                          367313.00                 5.0000000000
   1452          II                      N/A                          167200.00                 7.5000000000
   1453          II                      N/A                          880000.00                 6.8750000000
   1454          II                      N/A                          256000.00                 7.2500000000
   1455          II                      N/A                          216000.00                 6.8750000000
   1456          II                      N/A                          470000.00                 7.3750000000
   1457          II                      N/A                          687200.00                 6.7500000000
   1458          II                      N/A                          378923.16                 5.8750000000
   1459          II                      N/A                          470320.00                 7.5000000000
   1460          II                      N/A                          316000.00                 6.0000000000
   1461          II                      N/A                          104000.00                 7.3750000000
   1462          II                      N/A                          440000.00                 6.2500000000
   1463          II                      N/A                          312000.00                 6.0000000000
   1464          II                      N/A                          689500.00                 6.7500000000
   1465          II                      N/A                          560000.00                 7.1250000000
   1466          II                      N/A                          755750.00                 5.8750000000
   1467          II                      N/A                          420000.00                 6.8750000000
   1468          II                      N/A                          214298.00                 6.8750000000
   1469          II                      N/A                          258000.00                 5.8750000000
   1470          II                      N/A                          328000.00                 6.3750000000
   1471          II                      N/A                          4500000.00                6.7500000000
   1472          II                      N/A                          620000.00                 7.0000000000
   1473          II                      N/A                          143500.00                 7.6250000000
   1474          II                      N/A                          599900.00                 7.3750000000
   1475          II                      N/A                          163200.00                 7.7500000000
   1476          II                      N/A                          332000.00                 7.7500000000
   1477          II                      N/A                          448000.00                 8.8750000000
   1478          II                      N/A                          297000.00                 7.3750000000
   1479          II                      N/A                          282000.00                 8.5000000000
   1480          II                      N/A                          269200.00                 7.1250000000
   1481          II                      N/A                          279830.37                 8.5000000000
   1482          II                      N/A                          100560.00                 7.0000000000
   1483          II                      N/A                          188000.00                 6.7500000000
   1484          II                      N/A                          600000.00                 7.1250000000
   1485          II                      N/A                          343600.00                 7.1250000000
   1486          II                      N/A                          259348.00                 5.7500000000
   1487          II                      N/A                          905600.00                 6.7500000000
   1488          II                      N/A                          204750.00                 6.6250000000
   1489          II                      N/A                          743811.00                 7.0000000000
   1490          II                      N/A                          1015279.00                7.2500000000
   1491          II                      N/A                          548800.00                 6.8750000000
   1492          II                      N/A                           99900.00                 7.8750000000
   1493          II                      N/A                          215000.00                 8.3750000000
   1494          II                      N/A                          555920.00                 7.3750000000
   1495          II                      N/A                          1124250.00                7.5000000000
   1496          II                      N/A                          308912.00                 5.2500000000
   1497          II                      N/A                          209000.00                 8.3750000000
   1498          II                      N/A                          1230000.00                7.1250000000
   1499          II                      N/A                          500000.00                 6.7500000000
   1500          II                      N/A                          180000.00                 6.3750000000
   1501          II                      N/A                          198392.00                 5.7500000000
   1502          II                      N/A                          125638.00                 7.3750000000
   1503          II                      N/A                          381000.00                 8.1250000000
   1504          II                      N/A                          570960.00                 5.8750000000
   1505          II                      N/A                          399200.00                 7.2500000000
   1506          II                      N/A                          154800.00                 7.5000000000
   1507          II                      N/A                           87114.75                 7.2500000000
   1508          II                      N/A                          304157.47                 6.6250000000
   1509          II                      N/A                          560544.84                 7.2500000000
   1510          II                      N/A                          109900.00                 7.1250000000
   1511          II                      N/A                          187882.00                 7.1250000000
   1512          II                      N/A                          225600.00                 7.0000000000
   1513          II                      N/A                          331832.56                 7.5000000000
   1514          II                      N/A                          469000.00                 7.0000000000
   1515          II                      N/A                          499998.00                 7.3750000000
   1516          II                      N/A                          328000.00                 7.2500000000
   1517          II                      N/A                          266400.00                 7.3750000000
   1518          II                      N/A                          380000.00                 7.1250000000
   1519          II                      N/A                          775000.00                 7.2500000000
   1520          II                      N/A                          421600.00                 7.0000000000
   1521          II                      N/A                          465541.80                 7.5000000000
   1522          II                      N/A                          268000.00                 7.5000000000
   1523          II                      N/A                          434690.00                 7.5000000000
   1524          II                      N/A                          400440.00                 7.2500000000
   1525          II                      N/A                          1221500.00                6.3750000000
   1526          II                      N/A                          739152.00                 6.9990000000
   1527          II                      N/A                          120130.27                 7.5000000000
   1528          II                      N/A                          129248.42                 7.0000000000
   1529          II                      N/A                          948720.00                 6.2500000000
   1530          II                      N/A                          492280.00                 7.5000000000
   1531          II                      N/A                          154500.00                 7.2500000000
   1532          II                      N/A                          151920.00                 6.6250000000
   1533          II                      N/A                          480000.00                 7.5000000000
   1534          II                      N/A                          295621.20                 7.5000000000
   1535          II                      N/A                          115590.45                 7.5000000000
   1536          II                      N/A                          1050000.00                7.3750000000
   1537          II                      N/A                          311169.62                 6.6250000000
   1538          II                      N/A                          236000.00                 7.3750000000
   1539          II                      N/A                          1000000.00                7.1250000000
   1540          II                      N/A                          1235200.00                6.8750000000
   1541          II                      N/A                          877263.65                 6.8750000000
   1542          II                      N/A                          252703.00                 6.2500000000
   1543          II                      N/A                          417000.00                 6.7500000000
   1544          II                      N/A                          148176.66                 6.1250000000
   1545          II                      N/A                          276640.00                 6.7500000000
   1546          II                      N/A                          264800.00                 7.3750000000
   1547          II                      N/A                          209600.00                 7.5000000000
   1548          II                      N/A                          316000.00                 7.2500000000
   1549          II                      N/A                          468435.00                 5.9990000000
   1550          II                      N/A                          238230.00                 8.1250000000
   1551          II                      N/A                          413000.00                 6.5000000000
   1552          II                      N/A                          249227.00                 7.5000000000
   1553          II                      N/A                           97714.80                 6.7500000000
   1554          II                      N/A                           94965.86                 8.6250000000
   1555          II                      N/A                          1739771.39                7.1250000000
   1556          II                      N/A                          274320.44                 8.1250000000
   1557          II                      N/A                          670000.00                 8.1250000000
   1558          II                      N/A                           51267.64                 7.1250000000
   1559          II                      N/A                          519743.96                 6.2500000000
   1560          II                      N/A                          328000.00                 7.0000000000
   1561          II                      N/A                          140000.00                 9.1250000000
   1562          II                      N/A                          278262.80                 5.6250000000
   1563          II                      N/A                          375000.00                 8.2500000000
   1564          II                      N/A                          137699.75                 7.6250000000
   1565          II                      N/A                          232000.00                 6.8750000000
   1566          II                      N/A                          436389.00                 5.7500000000
   1567          II                      N/A                          150000.00                 8.7500000000
   1568          II                      N/A                          155743.10                 7.0000000000
   1569          II                      N/A                          330000.00                 7.8750000000
   1570          II                      N/A                          154600.00                 7.8750000000
   1571          II                      N/A                          142474.24                 7.1250000000
   1572          II                      N/A                          199999.99                 6.8750000000
   1573          II                      N/A                          228000.00                 8.0000000000
   1574          II                      N/A                          173065.99                 8.2500000000
   1575          II                      N/A                          395246.00                 8.1250000000
   1576          II                      N/A                          143187.00                 5.7500000000
   1577          II                      N/A                          123401.03                 6.1250000000
   1578          II                      N/A                          608750.00                 7.0000000000
   1579          II                      N/A                          131000.00                 8.0000000000
   1580          II                      N/A                          181172.00                 7.5000000000
   1581          II                      N/A                          140800.00                 7.1250000000
   1582          II                      N/A                          279920.00                 7.2500000000
   1583          II                      N/A                          254250.00                 6.3750000000
   1584          II                      N/A                          224000.00                 6.5000000000
   1585          II                      N/A                          760000.00                 7.0000000000
   1586          II                      N/A                          147756.00                 6.2500000000
   1587          II                      N/A                          441308.31                 7.2500000000
   1588          II                      N/A                           99000.00                 8.2500000000
   1589          II                      N/A                          117063.91                 7.1250000000
   1590          II                      N/A                          259561.89                 6.8750000000
   1591          II                      N/A                          2000000.00                6.6250000000
   1592          II                      N/A                          348000.00                 6.7500000000
   1593          II                      N/A                          559929.32                 7.0000000000
   1594          II                      N/A                          230000.00                 6.7500000000
   1595          II                      N/A                           56000.00                 7.5000000000
   1596          II                      N/A                          249736.53                 8.1250000000
   1597          II                      N/A                          339990.00                 8.2500000000
   1598          II                      N/A                          159750.00                 7.0000000000
   1599          II                      N/A                          273150.00                 7.8750000000
   1600          II                      N/A                          336000.00                 6.8750000000
   1601          II                      N/A                          1238000.00                7.2500000000
   1602          II                      N/A                          168750.00                 6.8750000000
   1603          II                      N/A                          110402.52                 7.7500000000
   1604          II                      N/A                          650000.00                 6.2500000000
   1605          II                      N/A                          115000.00                 6.5000000000
   1606          II                      N/A                          129927.12                 8.8750000000
   1607          II                      N/A                          587992.00                 6.0000000000
   1608          II                      N/A                          503920.00                 6.8750000000
   1609          II                      N/A                          205012.28                 6.3750000000
   1610          II                      N/A                          176130.00                 6.5000000000
   1611          II                      N/A                          239624.41                 7.2500000000
   1612          II                      N/A                          586279.77                 5.7500000000
   1613          II                      N/A                          135000.00                 6.8750000000
   1614          II                      N/A                          256800.00                 6.7500000000
   1615          II                      N/A                          147805.00                 7.5000000000
   1616          II                      N/A                          197199.60                 7.5000000000
   1617          II                      N/A                          272000.00                 7.1250000000
   1618          II                      N/A                           85600.00                 6.8750000000
   1619          II                      N/A                          405000.00                 6.7500000000
   1620          II                      N/A                          193890.54                 7.3750000000
   1621          II                      N/A                          194400.00                 6.8750000000
   1622          II                      N/A                          580455.67                 5.5000000000
   1623          II                      N/A                          324532.00                 6.1250000000
   1624          II                      N/A                          275454.63                 7.1250000000
   1625          II                      N/A                          163920.00                 7.7500000000
   1626          II                      N/A                          181108.60                 7.2500000000
   1627          II                      N/A                          178353.69                 7.0000000000
   1628          II                      N/A                          238000.00                 8.7500000000
   1629          II                      N/A                          379950.00                 7.3750000000
   1630          II                      N/A                          412000.00                 7.0000000000
   1631          II                      N/A                          395000.00                 8.5000000000
   1632          II                      N/A                          528077.37                 7.1250000000
   1633          II                      N/A                          194000.00                 7.1250000000
   1634          II                      N/A                          188465.92                 6.6250000000
   1635          II                      N/A                          188000.00                 6.3750000000
   1636          II                      N/A                          336000.00                 6.2500000000
   1637          II                      N/A                          102154.11                 6.8750000000
   1638          II                      N/A                          407000.00                 8.2500000000
   1639          II                      N/A                          275038.21                 6.3750000000
   1640          II                      N/A                          117320.00                 5.5000000000
   1641          II                      N/A                          207000.00                 7.5000000000
   1642          II                      N/A                          112000.00                 8.2500000000
   1643          II                      N/A                          140000.00                 7.1250000000
   1644          II                      N/A                          165000.00                 8.2500000000
   1645          II                      N/A                          240000.00                 7.0000000000
   1646          II                      N/A                          620000.00                 7.3750000000
   1647          II                      N/A                          444720.00                 7.1250000000
   1648          II                      N/A                          164800.00                 7.5000000000
   1649          II                      N/A                          535000.00                 6.2500000000
   1650          II                      N/A                          524598.79                 7.0000000000
   1651         III                      N/A                          112854.64                 8.0000000000
   1652         III                      N/A                          179956.22                 7.1250000000
   1653         III                      N/A                          483400.60                 7.0000000000
   1654         III                      N/A                           71413.40                 7.7500000000
   1655         III                      N/A                          273235.40                 7.5000000000
   1656         III                      N/A                          276743.86                 7.3750000000
   1657         III                      N/A                           73229.91                 7.7500000000
   1658         III                      N/A                          274793.42                 8.0000000000
   1659         III                      N/A                          137950.96                 7.6250000000
   1660         III                      N/A                           99454.30                 7.8750000000
   1661         III                      N/A                          276029.65                 7.7500000000
   1662         III                      N/A                          489160.90                 7.1250000000
   1663         III                      N/A                           40872.56                 7.8750000000
   1664         III                      N/A                          138942.85                 6.0000000000
   1665         III                      N/A                          263376.07                10.0000000000
   1666         III                      N/A                          352826.95                 7.2500000000
   1667         III                      N/A                          194750.00                 7.8750000000
   1668         III                      N/A                          497771.08                 7.5000000000
   1669         III                      N/A                          258317.81                 7.3750000000
   1670         III                      N/A                          286232.63                 7.7500000000
   1671         III                      N/A                          816791.00                 6.3750000000
   1672         III                      N/A                          2023090.14                7.7500000000
   1673         III                      N/A                          5084596.25                7.7500000000
   1674         III                      N/A                          5694863.45                7.8750000000
   1675         III                      N/A                          353887.39                 7.7500000000
   1676         III                      N/A                          891286.60                 7.7500000000
   1677         III                      N/A                          3151421.86                8.0000000000
   1678         III                      N/A                          1400201.07                7.8750000000
   1679         III                      N/A                          284842.81                 5.5000000000
   1680         III                      N/A                          287508.20                 6.5000000000
   1681         III                      N/A                          268800.00                 8.1250000000
   1682         III                      N/A                          1654261.86                8.7500000000
   1683         III                      N/A                          431852.53                 8.7500000000
   1684         III                      N/A                          233650.00                 7.0000000000
   1685         III                      N/A                          467880.00                 7.2500000000
   1686         III                      N/A                          445836.41                 4.7500000000
   1687         III                      N/A                          160549.99                 7.7500000000
   1688         III                      N/A                          132774.56                 8.0000000000
   1689         III                      N/A                          438631.99                 7.6250000000
   1690         III                      N/A                          347757.95                 7.7500000000
   1691         III                      N/A                          1349776.68                7.8750000000
   1692         III                      N/A                          106316.18                 7.7500000000
   1693         III                      N/A                           64427.98                 7.7500000000
   1694         III                      N/A                          533903.30                 7.6850000000
   1695         III                      N/A                          1836120.83                8.0000000000
   1696         III                      N/A                          371431.10                 7.2500000000
   1697         III                      N/A                          368600.00                 8.6250000000
   1698         III                      N/A                          152949.98                 8.7500000000
   1699         III                      N/A                          961709.20                 6.7500000000
   1700         III                      N/A                          119324.87                 8.1250000000
   1701         III                      N/A                          432000.00                 7.0000000000
   1702         III                      N/A                          470066.07                 8.1250000000
   1703         III                      N/A                          1244571.02                6.3750000000
   1704         III                      N/A                          920000.00                 6.5000000000
   1705         III                      N/A                          1403315.60                5.8750000000
   1706         III                      N/A                          378883.34                 6.1250000000
   1707         III                      N/A                          505793.62                10.3750000000
   1708         III                      N/A                          123857.06                11.6250000000
   1709         III                      N/A                          162122.96                 9.3750000000
   1710         III                      N/A                          138200.00                 5.6250000000
   1711         III                      N/A                          104214.74                13.5000000000
   1712         III                      N/A                           87205.27                10.6250000000
   1713         III                      N/A                          377772.77                 6.3750000000
   1714         III                      N/A                          340129.45                 5.8750000000
   1715         III                      N/A                          669097.32                 6.0000000000
   1716         III                      N/A                          2385485.15                5.6250000000
   1717         III                      N/A                           78816.97                10.3750000000
   1718         III                      N/A                           95613.00                 8.8750000000
   1719         III                      N/A                          1122892.13                7.7500000000
   1720         III                      N/A                          372202.27                 7.7500000000
   1721         III                      N/A                          233405.90                 7.0000000000
   1722         III                      N/A                          140800.00                 8.1250000000
   1723         III                      N/A                          154945.00                10.5000000000
   1724         III                      N/A                          179901.50                 8.0000000000
   1725         III                      N/A                           35879.03                12.0500000000
   1726         III                      N/A                          297831.97                 7.3750000000
   1727         III                      N/A                           36037.71                 9.6250000000
   1728         III                      N/A                          307310.58                 7.5600000000
   1729         III                      N/A                          751151.79                 6.0000000000
   1730         III                      N/A                          185900.30                 5.2500000000
   1731         III                      N/A                          265600.00                 5.1250000000
   1732         III                      N/A                          129000.00                 8.6250000000
   1733         III                      N/A                          155500.00                 4.7500000000
   1734         III                      N/A                          357384.93                 5.8750000000
   1735         III                      N/A                          309882.71                 8.6250000000
   1736         III                      N/A                          653488.00                 7.5000000000
   1737         III                      N/A                          173780.77                 9.8750000000
   1738         III                      N/A                          217552.84                10.3750000000
   1739         III                      N/A                           97918.17                 6.3750000000
   1740         III                      N/A                          158870.52                 9.3750000000
   1741         III                      N/A                          256276.08                 8.7500000000
   1742         III                      N/A                           45277.13                 9.6250000000
   1743         III                      N/A                          759871.68                 5.2500000000
   1744         III                      N/A                          505950.00                 5.5000000000
   1745         III                      N/A                          350000.00                 4.5000000000
   1746         III                      N/A                           86049.48                 7.3750000000
   1747         III                      N/A                          224150.00                 5.1250000000
   1748         III                      N/A                          145000.00                 7.3750000000
   1749         III                      N/A                          119971.23                 5.3750000000
   1750         III                      N/A                          589507.98                 5.5000000000
   1751         III                      N/A                          247660.50                 7.1250000000
   1752         III                      N/A                          1275007.70                7.7500000000
   1753         III                      N/A                          194937.77                 8.1250000000
   1754         III                      N/A                          379957.02                 7.0000000000
   1755         III                      N/A                          523581.68                 8.1250000000
   1756         III                      N/A                          302863.16                 5.8750000000
   1757         III                      N/A                          105596.15                 8.0000000000
   1758         III                      N/A                          591427.56                 7.2500000000
   1759         III                      N/A                          291010.27                 7.7500000000
   1760         III                      N/A                          428099.85                 5.7500000000
   1761         III                      N/A                          271472.44                 5.8750000000
   1762         III                      N/A                          136765.37                 6.0000000000
   1763         III                      N/A                          108000.00                 4.8750000000
   1764         III                      N/A                          279890.77                 7.8750000000
   1765         III                      N/A                          216000.00                 5.8750000000
   1766         III                      N/A                          744690.82                 6.5000000000
   1767         III                      N/A                           70350.65                 6.3750000000
   1768         III                      N/A                          430020.62                 6.5000000000
   1769         III                      N/A                          609000.00                 6.5000000000
   1770         III                      N/A                          745320.96                 5.8750000000
   1771         III                      N/A                          239493.85                 5.7500000000
   1772         III                      N/A                          341743.44                 5.5000000000
   1773         III                      N/A                          489680.62                 5.6250000000
   1774         III                      N/A                          153872.07                 5.6250000000
   1775         III                      N/A                          248343.99                 5.5000000000
   1776         III                      N/A                          191585.55                 4.1250000000
   1777         III                      N/A                          216126.03                 6.6250000000
   1778         III                      N/A                          505741.28                 5.7500000000
   1779         III                      N/A                          309833.80                 7.6250000000
   1780         III                      N/A                          404705.44                 6.0000000000
   1781         III                      N/A                          430095.68                 6.0000000000
   1782         III                      N/A                          171252.49                 5.2500000000
   1783         III                      N/A                          112459.22                 5.6250000000
   1784         III                      N/A                          144985.83                 4.8750000000
   1785         III                      N/A                          106022.48                 5.3750000000
   1786         III                      N/A                          309543.62                 5.8750000000
   1787         III                      N/A                          185347.63                 5.0000000000
   1788         III                      N/A                          101278.35                 4.6250000000
   1789         III                      N/A                           88970.94                 4.8750000000
   1790         III                      N/A                          127588.32                 7.3750000000
   1791         III                      N/A                          443706.50                 5.7500000000
   1792         III                      N/A                          133734.13                 6.5000000000
   1793         III                      N/A                          237951.40                 5.6250000000
   1794         III                      N/A                          292988.27                 5.5000000000
   1795         III                      N/A                          281159.40                 6.5000000000
   1796         III                      N/A                          131556.01                 4.8750000000
   1797         III                      N/A                          157079.75                 4.3750000000
   1798         III                      N/A                          121564.75                 6.6250000000
   1799         III                      N/A                          113871.34                 7.7500000000
   1800         III                      N/A                          139501.68                 4.8750000000
   1801         III                      N/A                          232464.72                 7.7500000000
   1802         III                      N/A                          587990.05                 6.5000000000
   1803         III                      N/A                          270320.66                 6.8750000000
   1804         III                      N/A                          117434.58                 4.7500000000
   1805         III                      N/A                          354397.38                 6.5000000000
   1806         III                      N/A                          121401.68                 5.8750000000
   1807         III                      N/A                          158781.06                 7.8750000000
   1808         III                      N/A                          408377.29                 4.3750000000
   1809         III                      N/A                          586058.01                 6.3750000000
   1810         III                      N/A                          251759.08                 4.2500000000
   1811         III                      N/A                          211532.16                 7.2500000000
   1812         III                      N/A                          244548.80                 7.8750000000
   1813         III                      N/A                          223276.54                 5.2500000000
   1814         III                      N/A                          127261.59                 6.6250000000
   1815         III                      N/A                          322699.99                 7.5000000000
   1816         III                      N/A                          152217.17                 7.5000000000
   1817         III                      N/A                          469623.34                 5.2500000000
   1818         III                      N/A                          316182.08                 5.3750000000
   1819         III                      N/A                          954233.63                 7.7500000000
   1820         III                      N/A                          186969.78                 6.0000000000
   1821         III                      N/A                          233536.98                 4.3750000000
   1822         III                      N/A                          949999.99                 4.8750000000
   1823         III                      N/A                          115060.51                 6.8750000000
   1824         III                      N/A                           37412.84                 8.1250000000
   1825         III                      N/A                          144670.95                 4.8750000000
   1826         III                      N/A                          275364.33                 5.7500000000
   1827         III                      N/A                           71811.95                 6.1250000000
   1828         III                      N/A                          423713.05                 6.6250000000
   1829         III                      N/A                          282556.03                 7.1250000000
   1830         III                      N/A                          1096355.82                7.3750000000
   1831         III                      N/A                          895743.34                 7.0000000000
   1832         III                      N/A                          390205.58                 7.7500000000
   1833         III                      N/A                          127935.79                 6.3750000000
   1834         III                      N/A                          123740.28                 6.6250000000
   1835         III                      N/A                          328822.30                 6.3750000000
   1836         III                      N/A                          567636.43                 6.6250000000
   1837         III                      N/A                          298591.44                 5.3750000000
   1838         III                      N/A                          139817.73                 4.6250000000
   1839         III                      N/A                          135859.35                 7.6250000000
   1840         III                      N/A                          533261.17                 6.7500000000
   1841         III                      N/A                          138072.38                 7.1250000000
   1842         III                      N/A                           99993.52                 6.6250000000
   1843         III                      N/A                          421805.68                 6.0000000000
   1844         III                      N/A                          463366.15                 5.2500000000
   1845         III                      N/A                          231041.78                 5.8750000000
   1846         III                      N/A                          399000.00                 7.8750000000
   1847         III                      N/A                          163423.74                 4.5000000000
   1848         III                      N/A                           64500.00                 7.2500000000
   1849         III                      N/A                           56666.87                 4.6250000000
   1850         III                      N/A                          140882.70                 7.8750000000
   1851         III                      N/A                          935704.28                 7.6950000000
   1852         III                      N/A                           90280.91                 7.6250000000
   1853         III                      N/A                          331302.67                 7.6950000000
   1854         III                      N/A                          177265.50                 7.6950000000
   1855         III                      N/A                          205008.82                 8.2500000000
   1856         III                      N/A                          302757.47                 7.6950000000
   1857         III                      N/A                          111000.00                 7.6950000000
   1858         III                      N/A                          132888.08                 7.6950000000
   1859         III                      N/A                          113200.00                 7.8750000000
   1860         III                      N/A                          606963.83                 7.6950000000
   1861         III                      N/A                          1198209.45                7.6950000000
   1862         III                      N/A                           70949.98                 7.7500000000
   1863         III                      N/A                          637500.00                10.6250000000
   1864         III                      N/A                          197850.00                 8.0000000000
   1865         III                      N/A                          244487.11                 7.7500000000
   1866         III                      N/A                          330060.00                 7.6950000000
   1867         III                      N/A                           99639.74                 7.6250000000
   1868         III                      N/A                          390000.00                 7.8750000000
   1869         III                      N/A                          447794.71                 7.7500000000
   1870         III                      N/A                           98934.99                 7.6950000000
   1871         III                      N/A                          650000.00                 7.6950000000
   1872         III                      N/A                          352300.00                 7.6950000000
   1873         III                      N/A                          108364.00                 7.8750000000
   1874         III                      N/A                          143298.80                 9.5000000000
   1875         III                      N/A                          114221.63                 6.8750000000
   1876         III                      N/A                          960597.98                10.5000000000
   1877         III                      N/A                          104481.16                 7.7500000000
   1878         III                      N/A                          399331.38                 7.6950000000
   1879         III                      N/A                          244217.03                 6.2500000000
   1880         III                      N/A                          408800.00                 6.5000000000
   1881         III                      N/A                          171200.00                 6.0000000000
   1882         III                      N/A                          984928.77                 4.7500000000
   1883         III                      N/A                          536554.70                 5.1250000000
   1884         III                      N/A                          328151.20                 5.5000000000
   1885         III                      N/A                          376000.00                 5.6250000000
   1886         III                      N/A                          539840.82                 6.8750000000
   1887         III                      N/A                          512000.00                 5.7500000000
   1888         III                      N/A                          447399.75                 5.3750000000
   1889         III                      N/A                          148509.71                 5.5000000000
   1890         III                      N/A                          300124.60                 6.8750000000
   1891         III                      N/A                           66740.29                 7.1250000000
   1892         III                      N/A                          369956.57                 7.7500000000
   1893         III                      N/A                          166382.10                 8.1250000000
   1894         III                      N/A                          782699.95                 8.1250000000
   1895         III                      N/A                          590000.00                 7.0000000000
   1896         III                      N/A                          418822.91                 7.5000000000
   1897         III                      N/A                          300839.39                 7.7500000000
   1898         III                      N/A                          823388.98                 7.8750000000
   1899         III                      N/A                          826749.91                 8.6250000000
   1900         III                      N/A                           62107.63                 8.1250000000
   1901         III                      N/A                          595984.86                 8.1250000000
   1902         III                      N/A                           72291.69                 5.3750000000
   1903         III                      N/A                          196850.75                 7.3750000000
   1904         III                      N/A                          1149675.00                7.7500000000
   1905         III                      N/A                          217602.29                 8.2500000000
   1906         III                      N/A                          248233.87                 6.8750000000
   1907         III                      N/A                          278998.97                 6.8750000000
   1908         III                      N/A                          107816.66                 5.2500000000
   1909         III                      N/A                          360000.00                 7.0000000000
   1910         III                      N/A                          184000.00                 7.7500000000
   1911         III                      N/A                          320000.00                 7.2500000000
   1912         III                      N/A                          117682.70                 6.1250000000
   1913         III                      N/A                          388024.05                 5.0000000000
   1914         III                      N/A                          107955.17                 8.1250000000
   1915         III                      N/A                           98999.62                 7.3750000000
   1916         III                      N/A                          256806.26                 8.2500000000
   1917         III                      N/A                          288000.00                 6.8750000000
   1918         III                      N/A                          156743.19                 7.7500000000
   1919         III                      N/A                          734188.09                 5.0000000000
   1920         III                      N/A                          388023.80                 5.0000000000
   1921         III                      N/A                          287969.58                 5.6250000000
   1922         III                      N/A                          293047.08                 5.8750000000
   1923         III                      N/A                          259843.59                 4.8750000000
   1924         III                      N/A                          478000.00                 5.7500000000
   1925         III                      N/A                          179348.72                 5.7500000000
   1926         III                      N/A                          268800.00                 6.1250000000
   1927         III                      N/A                          149666.36                 6.6250000000
   1928         III                      N/A                          466051.68                 5.5000000000
   1929         III                      N/A                          231796.05                 5.7500000000
   1930         III                      N/A                          640414.21                 5.0000000000
   1931         III                      N/A                          483920.06                 5.2500000000
   1932         III                      N/A                          234784.46                 4.8750000000
   1933         III                      N/A                          102113.08                 5.1250000000
   1934         III                      N/A                          685000.00                 6.1250000000
   1935         III                      N/A                          303352.62                 5.8750000000
   1936         III                      N/A                          377404.91                 4.8750000000
   1937         III                      N/A                          297467.04                 5.2500000000
   1938         III                      N/A                          397415.00                 5.3750000000
   1939         III                      N/A                          250800.00                 5.1250000000
   1940         III                      N/A                          177160.43                 4.8750000000
   1941         III                      N/A                           99024.22                 6.2500000000
   1942         III                      N/A                          336372.50                 5.8750000000
   1943         III                      N/A                          132418.75                 5.6250000000
   1944         III                      N/A                          247333.64                 5.6250000000
   1945         III                      N/A                          124674.30                 5.5000000000
   1946         III                      N/A                          576082.14                 5.3750000000
   1947         III                      N/A                          317942.38                 5.3750000000
   1948         III                      N/A                          544000.00                 5.6250000000
   1949         III                      N/A                          932629.75                 5.6250000000
   1950         III                      N/A                          487584.20                 4.5000000000
   1951         III                      N/A                          341990.00                 5.5000000000
   1952         III                      N/A                          166800.00                 5.2500000000
   1953         III                      N/A                           99597.55                 5.6250000000
   1954         III                      N/A                          571526.29                 4.6250000000
   1955         III                      N/A                          319874.87                 4.2500000000
   1956         III                      N/A                          151999.88                 4.6250000000
   1957         III                      N/A                          1199265.13                5.0000000000
   1958         III                      N/A                          307231.96                 5.5000000000
   1959         III                      N/A                          345804.48                 5.0000000000
   1960         III                      N/A                          200529.86                 6.2500000000
   1961         III                      N/A                          263149.16                 5.1250000000
   1962         III                      N/A                          492000.00                 5.2500000000
   1963         III                      N/A                          302116.65                 4.7500000000
   1964         III                      N/A                          278188.87                 5.1250000000
   1965         III                      N/A                          437696.91                 5.1250000000
   1966         III                      N/A                          199404.27                 5.1250000000
   1967         III                      N/A                          595954.74                 5.0000000000
   1968         III                      N/A                          289360.74                 4.3750000000
   1969         III                      N/A                           95200.00                 4.0000000000
   1970         III                      N/A                          192275.13                 5.6250000000
   1971         III                      N/A                          112262.17                 4.6250000000
   1972         III                      N/A                          387893.96                 6.1250000000
   1973         III                      N/A                          313604.28                 5.5000000000
   1974         III                      N/A                          197600.00                 4.7500000000
   1975         III                      N/A                          148408.36                 6.0000000000
   1976         III                      N/A                          689060.00                 5.8750000000
   1977         III                      N/A                          234442.00                 5.5000000000
   1978         III                      N/A                          623632.26                 5.3750000000
   1979         III                      N/A                          770233.46                 5.0000000000
   1980         III                      N/A                          347947.91                 4.6250000000
   1981         III                      N/A                          649813.80                 6.8750000000
   1982         III                      N/A                          179827.80                 5.3750000000
   1983         III                      N/A                          143332.37                 6.2500000000
   1984         III                      N/A                           49988.89                 4.5000000000
   1985         III                      N/A                          111600.00                 5.5000000000
   1986         III                      N/A                          909576.73                 5.6250000000
   1987         III                      N/A                          360809.12                 6.0000000000
   1988         III                      N/A                          198000.00                 6.2500000000
   1989         III                      N/A                          197476.92                 5.6250000000
   1990         III                      N/A                          575842.65                 4.8750000000
   1991         III                      N/A                          649999.20                 5.0000000000
   1992         III                      N/A                          601012.82                 5.3750000000
   1993         III                      N/A                          292175.55                 6.5000000000
   1994         III                      N/A                          896222.00                 7.6250000000
   1995         III                      N/A                          185960.13                 6.5000000000
   1996         III                      N/A                          193004.65                 4.1250000000
   1997         III                      N/A                          203991.81                 5.2500000000
   1998         III                      N/A                          177504.11                 6.7500000000
   1999         III                      N/A                          1113197.63                6.2500000000
   2000         III                      N/A                          171715.52                 8.5000000000
   2001         III                      N/A                          307261.73                 6.5000000000
   2002         III                      N/A                          225000.00                 5.2500000000
   2003         III                      N/A                          155995.00                 7.7500000000
   2004         III                      N/A                          123635.61                 7.1250000000
   2005         III                      N/A                          109591.85                 6.0000000000
   2006         III                      N/A                          436000.00                 6.2500000000
   2007         III                      N/A                          760705.58                 5.5000000000
   2008         III                      N/A                          335734.08                 5.7500000000
   2009         III                      N/A                          745215.12                 6.2500000000
   2010         III                      N/A                          148000.00                 6.2500000000
   2011         III                      N/A                          114039.45                 5.6250000000
   2012         III                      N/A                          136655.20                 6.1250000000
   2013         III                      N/A                          366289.37                 6.8750000000
   2014         III                      N/A                           92779.69                 5.1250000000
   2015         III                      N/A                          120549.82                 4.6250000000
   2016         III                      N/A                          259684.92                 6.5000000000
   2017         III                      N/A                           93441.02                 5.3750000000
   2018         III                      N/A                          110892.84                 5.5000000000
   2019         III                      N/A                          114000.00                 6.7500000000
   2020         III                      N/A                          108023.82                 6.7500000000
   2021         III                      N/A                           93405.59                 6.2500000000
   2022         III                      N/A                          196100.00                 6.3750000000
   2023         III                      N/A                          560993.58                 5.3750000000
   2024         III                      N/A                          112929.50                 5.7500000000
   2025         III                      N/A                          143794.44                 5.3750000000
   2026         III                      N/A                          144467.31                 5.6250000000
   2027         III                      N/A                          430790.81                 5.2500000000
   2028         III                      N/A                          149422.34                 7.6250000000
   2029         III                      N/A                          161119.04                 4.7500000000
   2030         III                      N/A                          304828.36                 6.3750000000
   2031         III                      N/A                          222596.64                 5.8750000000
   2032         III                      N/A                          127010.22                 5.6250000000
   2033         III                      N/A                          224287.59                 4.6250000000
   2034         III                      N/A                          100396.45                 7.2500000000
   2035         III                      N/A                          1437678.10                6.0000000000
   2036         III                      N/A                          112382.02                 7.7500000000
   2037         III                      N/A                          346477.04                 6.8750000000
   2038         III                      N/A                          612044.83                 5.1250000000
   2039         III                      N/A                          213844.46                 8.0000000000
   2040         III                      N/A                          110012.40                 6.1250000000
   2041         III                      N/A                          187981.87                 5.8750000000
   2042         III                      N/A                          168234.36                 6.2500000000
   2043         III                      N/A                          160350.00                 7.3750000000
   2044         III                      N/A                          112500.00                 6.3750000000
   2045         III                      N/A                          143220.69                 5.8750000000
   2046         III                      N/A                          436044.51                 5.3750000000
   2047         III                      N/A                           65587.20                 8.2500000000
   2048         III                      N/A                          260477.97                 5.0000000000
   2049         III                      N/A                          211267.01                 7.5000000000
   2050         III                      N/A                          251696.38                 6.0000000000
   2051         III                      N/A                          546885.01                 4.5000000000
   2052         III                      N/A                           70000.00                 7.6250000000
   2053         III                      N/A                          486082.79                 6.6250000000
   2054         III                      N/A                          111416.93                 6.2500000000
   2055         III                      N/A                          187831.41                 6.1250000000
   2056         III                      N/A                          339485.58                 5.1250000000
   2057         III                      N/A                          213138.33                 7.7500000000
   2058         III                      N/A                          103761.10                 5.1250000000
   2059         III                      N/A                          241428.70                 6.0000000000
   2060         III                      N/A                          186313.95                 5.1250000000
   2061         III                      N/A                           57416.64                 7.7500000000
   2062         III                      N/A                          123976.86                 6.8750000000
   2063         III                      N/A                          801068.59                 6.8750000000
   2064         III                      N/A                          298468.78                 4.5000000000
   2065         III                      N/A                           74459.96                 6.2500000000
   2066         III                      N/A                          299171.72                 6.2500000000
   2067         III                      N/A                           66366.93                 6.8750000000
   2068         III                      N/A                          612968.88                 5.0000000000
   2069         III                      N/A                          260929.79                 5.8750000000
   2070         III                      N/A                          718293.31                 5.0000000000
   2071         III                      N/A                          203508.58                 5.6250000000
   2072         III                      N/A                          800591.29                 7.6250000000
   2073         III                      N/A                          1409527.65                6.1250000000
   2074         III                      N/A                          226594.01                 3.6250000000
   2075         III                      N/A                          541455.93                 5.1250000000
   2076         III                      N/A                          323573.42                 4.8750000000
   2077         III                      N/A                          105675.79                 6.0000000000
   2078         III                      N/A                          152000.00                 5.0000000000
   2079         III                      N/A                          141200.00                 4.7500000000
   2080         III                      N/A                          1686965.00                6.7500000000
   2081         III                      N/A                          690700.00                 5.6250000000
   2082         III                      N/A                          470075.82                 6.7500000000
   2083         III                      N/A                          167465.60                 6.5000000000
   2084         III                      N/A                          187845.90                 6.5000000000
   2085         III                      N/A                          594685.81                 6.0000000000
   2086         III                      N/A                          187443.10                 5.8750000000
   2087         III                      N/A                          274003.08                 5.2500000000
   2088         III                      N/A                          211476.88                 7.5000000000
   2089         III                      N/A                          105870.10                 5.1250000000
   2090         III                      N/A                           78632.71                 5.8750000000
   2091         III                      N/A                          214999.15                 4.7500000000
   2092         III                      N/A                          375169.86                 5.3750000000
   2093         III                      N/A                          604000.00                 5.3750000000
   2094         III                      N/A                           97537.47                 5.2500000000
   2095         III                      N/A                          418281.74                 7.8750000000
   2096         III                      N/A                          1946000.00                5.5000000000
   2097         III                      N/A                           93000.00                 6.0000000000
   2098         III                      N/A                           42970.07                 6.9900000000
   2099         III                      N/A                          289932.97                 5.3750000000
   2100         III                      N/A                          318364.34                 4.5000000000
   2101         III                      N/A                          288823.33                 5.8750000000
   2102         III                      N/A                          245600.00                 6.0000000000
   2103         III                      N/A                           51844.85                 6.0000000000
   2104         III                      N/A                          220000.00                 5.3750000000
   2105         III                      N/A                          303950.00                 5.2500000000
   2106         III                      N/A                          563431.84                 5.7500000000
   2107         III                      N/A                          1264832.15                5.5000000000
   2108         III                      N/A                          138928.60                 4.8750000000
   2109         III                      N/A                          244610.13                 6.2500000000
   2110         III                      N/A                          126482.17                 6.1250000000
   2111         III                      N/A                          905825.01                 6.2500000000
   2112         III                      N/A                          159300.00                 6.1250000000
   2113         III                      N/A                          342297.82                 6.2500000000
   2114         III                      N/A                          268032.43                 4.7500000000
   2115         III                      N/A                          496350.00                 5.3750000000
   2116         III                      N/A                          260000.00                 6.1250000000
   2117         III                      N/A                          220956.54                 5.0000000000
   2118         III                      N/A                          306430.41                 5.2500000000
   2119         III                      N/A                           57920.21                 5.7500000000
   2120         III                      N/A                          169644.69                 6.1250000000
   2121         III                      N/A                          202696.24                 6.1250000000
   2122         III                      N/A                          139470.94                 5.0000000000
   2123         III                      N/A                          103999.12                 5.7500000000
   2124         III                      N/A                          126308.11                 5.3750000000
   2125         III                      N/A                          102803.69                 4.5000000000
   2126         III                      N/A                           79684.22                 5.3750000000
   2127         III                      N/A                          110198.16                 5.8750000000
   2128         III                      N/A                          304078.10                 4.6250000000
   2129         III                      N/A                          241270.70                 5.2500000000
   2130         III                      N/A                          454516.62                 5.3750000000
   2131         III                      N/A                          122508.14                 5.0000000000
   2132         III                      N/A                          249653.87                 5.2500000000
   2133         III                      N/A                          126731.83                 4.6250000000
   2134         III                      N/A                          141661.23                 4.2500000000
   2135         III                      N/A                           44515.56                 6.1250000000
   2136         III                      N/A                          364000.00                 4.7500000000
   2137         III                      N/A                          134069.78                 5.0000000000
   2138         III                      N/A                          749999.99                 4.8750000000
   2139         III                      N/A                          134641.94                 8.6250000000
   2140         III                      N/A                          100835.85                 8.0000000000
   2141         III                      N/A                          203521.78                 9.5000000000
   2142         III                      N/A                          337999.99                 6.2500000000
   2143         III                      N/A                          172114.82                 8.5000000000
   2144         III                      N/A                          154682.45                 8.1250000000
   2145         III                      N/A                           77592.41                 7.5000000000
   2146         III                      N/A                          320597.25                 7.7500000000
   2147         III                      N/A                          145003.83                 4.5000000000
   2148         III                      N/A                          125109.56                 7.5000000000
   2149         III                      N/A                           68368.96                 8.7500000000
   2150         III                      N/A                          286199.99                 5.7500000000
   2151         III                      N/A                          127200.00                 8.6250000000
   2152         III                      N/A                          360394.71                 5.7500000000
   2153         III                      N/A                          988213.90                 6.2500000000
   2154         III                      N/A                          550000.00                 6.6250000000
   2155         III                      N/A                          173950.00                 6.8750000000
   2156         III                      N/A                          537200.00                 6.5000000000
   2157         III                      N/A                          142063.46                 6.7500000000
   2158         III                      N/A                          117935.50                 8.0000000000
   2159         III                      N/A                          418529.91                 6.7500000000
   2160         III                      N/A                          338400.00                 6.5000000000
   2161         III                      N/A                          413149.87                 6.6250000000
   2162         III                      N/A                          472000.00                 6.1250000000
   2163         III                      N/A                          516000.00                 6.8750000000
   2164         III                      N/A                          408000.00                 6.3750000000
   2165         III                      N/A                          124082.55                 5.7500000000
   2166         III                      N/A                           85122.34                 8.1250000000
   2167         III                      N/A                          343269.07                 8.3750000000
   2168         III                      N/A                          315775.29                 5.5000000000
   2169         III                      N/A                          152289.04                 8.0000000000
   2170         III                      N/A                          126697.16                 6.2500000000
   2171         III                      N/A                          165550.53                 7.7500000000
   2172         III                      N/A                           60134.52                10.3750000000
   2173         III                      N/A                          102996.50                 8.0000000000
   2174         III                      N/A                          374339.44                 6.0000000000
   2175         III                      N/A                          191486.86                 4.8750000000
   2176         III                      N/A                          831610.73                 8.3750000000
   2177         III                      N/A                          1303762.21                6.1250000000
   2178         III                      N/A                          499999.99                 5.6250000000
   2179         III                      N/A                          232118.11                 6.5000000000
   2180         III                      N/A                          415630.05                 6.1250000000
   2181         III                      N/A                           92388.72                 5.5000000000
   2182         III                      N/A                          180390.66                 8.3750000000
   2183         III                      N/A                          131384.88                10.1250000000
   2184         III                      N/A                          136374.58                 9.3750000000
   2185         III                      N/A                          140400.38                12.5000000000
   2186         III                      N/A                           62664.69                10.3750000000
   2187         III                      N/A                          505205.05                 5.8750000000
   2188         III                      N/A                           54441.69                 9.5000000000
   2189         III                      N/A                          185073.33                 5.2500000000
   2190         III                      N/A                          395135.52                 6.8750000000
   2191         III                      N/A                          157373.93                 9.7500000000
   2192         III                      N/A                          360887.23                 6.5000000000
   2193         III                      N/A                           30586.03                10.1250000000
   2194         III                      N/A                           72947.24                12.3500000000
   2195         III                      N/A                          393806.33                 6.3750000000
   2196         III                      N/A                          127287.60                 7.6850000000
   2197         III                      N/A                          324990.29                 6.6250000000
   2198         III                      N/A                          499451.66                 6.5000000000
   2199         III                      N/A                          410350.00                 6.7500000000
   2200         III                      N/A                          103811.24                 7.3750000000
   2201         III                      N/A                          468884.92                 6.3750000000
   2202         III                      N/A                          223002.61                 5.5000000000
   2203         III                      N/A                          377113.64                 5.2500000000
   2204         III                      N/A                          214279.09                 5.1250000000
   2205         III                      N/A                          214887.61                 5.7500000000
   2206         III                      N/A                           52553.84                10.3750000000
   2207         III                      N/A                           99505.80                 7.8750000000
   2208         III                      N/A                          475865.88                 6.1250000000
   2209         III                      N/A                          134999.99                 8.1250000000
   2210         III                      N/A                          749999.50                 8.3750000000
   2211         III                      N/A                          367398.37                 8.2500000000
   2212         III                      N/A                          444812.32                 5.3750000000
   2213         III                      N/A                          744545.44                 6.0000000000
   2214         III                      N/A                          127822.89                 5.5000000000
   2215         III                      N/A                          201148.51                 5.8750000000
   2216         III                      N/A                          639840.75                 5.7500000000
   2217         III                      N/A                          191486.42                 5.5000000000
   2218         III                      N/A                          198868.72                 5.3750000000
   2219         III                      N/A                          352373.64                 6.7500000000
   2220         III                      N/A                          244000.00                 5.5000000000
   2221         III                      N/A                          145800.00                 5.6250000000
   2222         III                      N/A                          389562.76                 6.5000000000
   2223         III                      N/A                          738800.00                 6.5000000000
   2224         III                      N/A                          899879.79                 6.5000000000
   2225         III                      N/A                          999989.99                 6.3750000000
   2226         III                      N/A                          450477.88                 6.1250000000
   2227         III                      N/A                          151480.33                 8.3750000000
   2228         III                      N/A                          157556.44                 6.0000000000
   2229         III                      N/A                           62819.28                10.5000000000
   2230         III                      N/A                          379082.69                 5.7500000000
   2231         III                      N/A                          135182.82                 9.8750000000
   2232         III                      N/A                          1231705.22                7.7500000000
   2233         III                      N/A                           74785.17                 6.1250000000
   2234         III                      N/A                          100158.89                 7.3750000000
   2235         III                      N/A                           63353.70                 6.2500000000
   2236         III                      N/A                          248931.44                 6.8750000000
   2237         III                      N/A                          692670.01                 7.7500000000
   2238         III                      N/A                          403727.77                 7.2500000000
   2239         III                      N/A                           35243.67                 7.7500000000
   2240         III                      N/A                          460530.34                 7.5000000000
   2241         III                      N/A                          276500.00                 5.3750000000
   2242         III                      N/A                          264007.77                 7.0000000000
   2243         III                      N/A                          943065.67                 7.1250000000
   2244         III                      N/A                           50397.42                 9.5000000000
   2245         III                      N/A                          399551.18                 7.2500000000
   2246         III                      N/A                          130733.03                 7.7500000000

 Loan No.   Current Net Interest Rate (%)   Original Amortization Term (in months)  Remaining Amortization Term (in months)   Remaining Term to Maturity (in months)
     1              7.2500000000                           360                                    359                                    359
     2              8.5000000000                           360                                    355                                    355
     3              7.6250000000                           360                                    358                                    358
     4              6.2500000000                           360                                    357                                    357
     5              8.0000000000                           360                                    358                                    358
     6              8.1250000000                           360                                    357                                    357
     7              7.7500000000                           360                                    358                                    358
     8              6.5000000000                           360                                    357                                    357
     9              7.5000000000                           360                                    358                                    358
    10              8.1250000000                           360                                    358                                    358
    11              7.2500000000                           360                                    358                                    358
    12              8.0000000000                           360                                    358                                    358
    13              8.0000000000                           360                                    358                                    358
    14              7.6250000000                           360                                    357                                    357
    15              7.6250000000                           360                                    358                                    358
    16              7.6250000000                           360                                    357                                    357
    17              7.5000000000                           360                                    358                                    358
    18              8.2500000000                           360                                    356                                    356
    19              7.2500000000                           360                                    358                                    358
    20              8.3750000000                           360                                    357                                    357
    21              7.2500000000                           360                                    357                                    357
    22              6.8750000000                           360                                    357                                    357
    23              8.0000000000                           360                                    358                                    358
    24              6.0000000000                           360                                    357                                    357
    25              7.3750000000                           360                                    358                                    358
    26              7.8750000000                           360                                    358                                    358
    27              7.5000000000                           360                                    357                                    357
    28              6.5000000000                           360                                    357                                    357
    29              7.2500000000                           360                                    358                                    358
    30              8.0000000000                           360                                    359                                    359
    31              7.3750000000                           360                                    358                                    358
    32              7.5000000000                           360                                    358                                    358
    33              7.3750000000                           360                                    358                                    358
    34              7.3750000000                           360                                    357                                    357
    35              8.3750000000                           360                                    357                                    357
    36              8.0000000000                           480                                    477                                    357
    37              7.6250000000                           360                                    358                                    358
    38              8.3750000000                           360                                    358                                    358
    39              8.0000000000                           360                                    357                                    357
    40              7.2500000000                           360                                    358                                    358
    41              7.5000000000                           360                                    358                                    358
    42              7.1250000000                           360                                    357                                    357
    43              8.0000000000                           360                                    357                                    357
    44              7.2500000000                           360                                    356                                    356
    45              7.3750000000                           360                                    358                                    358
    46              8.0000000000                           360                                    358                                    358
    47              7.7500000000                           360                                    358                                    358
    48              7.7500000000                           360                                    358                                    358
    49              7.7500000000                           360                                    358                                    358
    50              7.3750000000                           360                                    358                                    358
    51              7.2500000000                           360                                    358                                    358
    52              7.3750000000                           360                                    358                                    358
    53              8.0000000000                           360                                    357                                    357
    54              8.0000000000                           360                                    357                                    357
    55              7.8750000000                           360                                    357                                    357
    56              8.0000000000                           360                                    358                                    358
    57              6.2500000000                           480                                    477                                    357
    58              8.0000000000                           360                                    357                                    357
    59              6.8750000000                           360                                    358                                    358
    60              8.1250000000                           360                                    357                                    357
    61              7.5000000000                           360                                    358                                    358
    62              7.5000000000                           360                                    358                                    358
    63              7.5000000000                           360                                    358                                    358
    64              7.8750000000                           360                                    359                                    359
    65              7.6250000000                           360                                    357                                    357
    66              5.2500000000                           360                                    357                                    357
    67              7.5000000000                           360                                    357                                    357
    68              8.0000000000                           360                                    357                                    357
    69              7.8750000000                           360                                    358                                    358
    70              8.0000000000                           360                                    358                                    358
    71              8.0000000000                           360                                    357                                    357
    72              7.5000000000                           360                                    357                                    357
    73              8.0000000000                           360                                    358                                    358
    74              8.0000000000                           360                                    358                                    358
    75              8.1250000000                           360                                    357                                    357
    76              7.3750000000                           360                                    357                                    357
    77              7.8750000000                           360                                    358                                    358
    78              7.3750000000                           360                                    358                                    358
    79              8.1250000000                           360                                    358                                    358
    80              8.0000000000                           360                                    357                                    357
    81              8.0000000000                           360                                    358                                    358
    82              7.5000000000                           360                                    357                                    357
    83              8.0000000000                           360                                    357                                    357
    84              6.6240000000                           360                                    357                                    357
    85              7.5000000000                           360                                    358                                    358
    86              7.3750000000                           360                                    358                                    358
    87              7.3750000000                           360                                    357                                    357
    88              7.6250000000                           360                                    357                                    357
    89              7.6250000000                           360                                    357                                    357
    90              7.3750000000                           360                                    358                                    358
    91              7.8750000000                           360                                    358                                    358
    92              5.8750000000                           360                                    358                                    358
    93              8.0000000000                           360                                    358                                    358
    94              7.3750000000                           360                                    358                                    358
    95              7.7500000000                           360                                    359                                    359
    96              6.7500000000                           360                                    359                                    359
    97              7.5000000000                           360                                    359                                    359
    98              7.3750000000                           360                                    350                                    350
    99              7.6250000000                           360                                    350                                    350
    100             7.5000000000                           360                                    356                                    356
    101             8.1250000000                           360                                    356                                    356
    102             8.1250000000                           360                                    357                                    357
    103             7.7500000000                           360                                    357                                    357
    104             6.8750000000                           480                                    477                                    357
    105             7.2500000000                           360                                    359                                    359
    106             5.6250000000                           360                                    358                                    358
    107             6.1250000000                           360                                    358                                    358
    108             6.1250000000                           360                                    357                                    357
    109             6.0000000000                           360                                    359                                    359
    110             6.3750000000                           360                                    359                                    359
    111             6.6250000000                           360                                    359                                    359
    112             6.5000000000                           360                                    359                                    359
    113             6.3750000000                           360                                    359                                    359
    114             6.5000000000                           360                                    357                                    357
    115             6.8750000000                           360                                    356                                    356
    116             8.0000000000                           360                                    359                                    359
    117             7.5000000000                           360                                    360                                    360
    118             7.5000000000                           360                                    359                                    359
    119             7.2500000000                           360                                    360                                    360
    120             7.8750000000                           360                                    359                                    359
    121             6.8750000000                           360                                    358                                    358
    122             6.5000000000                           480                                    480                                    360
    123             6.8750000000                           480                                    480                                    360
    124             7.8750000000                           480                                    480                                    360
    125             7.2500000000                           360                                    357                                    357
    126             6.0000000000                           360                                    354                                    354
    127             7.1250000000                           360                                    355                                    355
    128             5.8750000000                           360                                    352                                    352
    129             5.8750000000                           360                                    355                                    355
    130             8.1250000000                           360                                    355                                    355
    131             7.6250000000                           360                                    355                                    355
    132             7.2500000000                           360                                    355                                    355
    133             6.5000000000                           360                                    355                                    355
    134             6.3750000000                           360                                    355                                    355
    135             7.0000000000                           360                                    355                                    355
    136             5.8750000000                           360                                    355                                    355
    137             8.1250000000                           360                                    354                                    354
    138             7.2500000000                           360                                    358                                    358
    139             7.5000000000                           360                                    357                                    357
    140             8.1250000000                           360                                    358                                    358
    141             8.1250000000                           360                                    357                                    357
    142             7.3750000000                           360                                    357                                    357
    143             8.1250000000                           360                                    357                                    357
    144             8.0000000000                           360                                    358                                    358
    145             7.3750000000                           360                                    358                                    358
    146             7.5000000000                           360                                    359                                    359
    147             7.2500000000                           360                                    355                                    355
    148             8.0000000000                           360                                    356                                    356
    149             6.5000000000                           360                                    358                                    358
    150             6.8750000000                           360                                    358                                    358
    151             5.7500000000                           360                                    358                                    358
    152             5.7500000000                           360                                    358                                    358
    153             7.3750000000                           360                                    354                                    354
    154             5.7500000000                           360                                    359                                    359
    155             5.6250000000                           360                                    359                                    359
    156             5.8750000000                           360                                    358                                    358
    157             6.8750000000                           360                                    358                                    358
    158             6.8750000000                           360                                    357                                    357
    159             6.2500000000                           360                                    359                                    359
    160             5.7500000000                           360                                    359                                    359
    161             5.8750000000                           360                                    357                                    357
    162             7.3750000000                           360                                    357                                    357
    163             8.1250000000                           360                                    358                                    358
    164             7.3750000000                           360                                    358                                    358
    165             8.1250000000                           360                                    358                                    358
    166             7.5000000000                           360                                    358                                    358
    167             8.0000000000                           480                                    477                                    357
    168             7.7500000000                           360                                    359                                    359
    169             8.1250000000                           360                                    358                                    358
    170             8.7500000000                           360                                    357                                    357
    171             7.8750000000                           360                                    358                                    358
    172             6.5000000000                           360                                    358                                    358
    173             8.1250000000                           360                                    358                                    358
    174             7.6250000000                           480                                    477                                    357
    175             7.3750000000                           360                                    355                                    355
    176             8.1250000000                           360                                    357                                    357
    177             7.6250000000                           360                                    358                                    358
    178             7.5000000000                           480                                    475                                    355
    179             7.5000000000                           360                                    358                                    358
    180             7.8750000000                           360                                    357                                    357
    181             8.1250000000                           360                                    358                                    358
    182             6.1250000000                           360                                    355                                    355
    183             6.6250000000                           360                                    357                                    357
    184             6.6250000000                           360                                    357                                    357
    185             5.9850000000                           480                                    473                                    473
    186             7.2500000000                           360                                    357                                    357
    187             5.8750000000                           360                                    355                                    355
    188             7.7500000000                           360                                    356                                    356
    189             8.0000000000                           360                                    355                                    355
    190             6.2500000000                           360                                    357                                    357
    191             7.5000000000                           360                                    359                                    359
    192             6.6250000000                           360                                    357                                    357
    193             6.3750000000                           360                                    357                                    357
    194             7.1250000000                           360                                    358                                    358
    195             6.3750000000                           360                                    354                                    354
    196             6.5000000000                           360                                    355                                    355
    197             5.8750000000                           360                                    352                                    352
    198             7.2500000000                           360                                    354                                    354
    199             6.2500000000                           360                                    354                                    354
    200             5.8750000000                           360                                    354                                    354
    201             7.1250000000                           180                                    175                                    175
    202             7.6250000000                           360                                    353                                    353
    203             6.5000000000                           360                                    355                                    355
    204             6.7500000000                           360                                    355                                    355
    205             6.5000000000                           360                                    354                                    354
    206             6.3750000000                           360                                    355                                    355
    207             7.8750000000                           360                                    353                                    353
    208             8.1250000000                           360                                    355                                    355
    209             7.1250000000                           360                                    355                                    355
    210             7.3750000000                           360                                    354                                    354
    211             7.0000000000                           360                                    355                                    355
    212             7.2500000000                           360                                    355                                    355
    213             6.6250000000                           360                                    355                                    355
    214             6.1250000000                           360                                    355                                    355
    215             7.5000000000                           360                                    354                                    354
    216             6.6250000000                           360                                    355                                    355
    217             6.5000000000                           360                                    355                                    355
    218             7.8750000000                           360                                    354                                    354
    219             6.7500000000                           360                                    355                                    355
    220             7.2500000000                           360                                    355                                    355
    221             7.3750000000                           360                                    355                                    355
    222             8.1250000000                           360                                    355                                    355
    223             6.1250000000                           360                                    355                                    355
    224             7.1250000000                           360                                    355                                    355
    225             6.0000000000                           360                                    355                                    355
    226             7.0000000000                           360                                    354                                    354
    227             5.8750000000                           360                                    355                                    355
    228             5.7500000000                           360                                    356                                    356
    229             6.8750000000                           360                                    355                                    355
    230             8.2500000000                           360                                    355                                    355
    231             7.1250000000                           360                                    355                                    355
    232             7.7500000000                           360                                    355                                    355
    233             6.6250000000                           360                                    355                                    355
    234             7.3750000000                           360                                    355                                    355
    235             8.7500000000                           360                                    355                                    355
    236             6.8750000000                           360                                    356                                    356
    237             7.3750000000                           360                                    356                                    356
    238             7.1250000000                           360                                    356                                    356
    239             7.5000000000                           480                                    479                                    359
    240             7.5000000000                           360                                    359                                    359
    241             7.2500000000                           360                                    359                                    359
    242             7.5000000000                           360                                    358                                    358
    243             8.2450000000                           360                                    359                                    359
    244             8.5000000000                           360                                    358                                    358
    245             8.0000000000                           360                                    360                                    360
    246             7.5000000000                           360                                    359                                    359
    247             8.5000000000                           360                                    359                                    359
    248             8.0000000000                           360                                    359                                    359
    249             7.2500000000                           360                                    359                                    359
    250             7.8750000000                           360                                    359                                    359
    251             8.3750000000                           360                                    359                                    359
    252             8.2500000000                           480                                    480                                    360
    253             7.3750000000                           360                                    359                                    359
    254             7.7500000000                           360                                    359                                    359
    255             7.8750000000                           360                                    358                                    358
    256             7.3750000000                           480                                    479                                    359
    257             7.5000000000                           360                                    359                                    359
    258             7.7500000000                           360                                    359                                    359
    259             7.0000000000                           480                                    479                                    359
    260             7.2500000000                           360                                    358                                    358
    261             7.6250000000                           360                                    357                                    357
    262             7.1250000000                           360                                    358                                    358
    263             7.6240000000                           360                                    357                                    357
    264             7.8750000000                           360                                    351                                    351
    265             4.5000000000                           360                                    339                                    339
    266             6.3750000000                           360                                    357                                    357
    267             8.1250000000                           360                                    357                                    357
    268             7.2500000000                           360                                    357                                    357
    269             7.5000000000                           360                                    357                                    357
    270             7.2500000000                           360                                    357                                    357
    271             5.3750000000                           360                                    357                                    357
    272             8.3750000000                           360                                    357                                    357
    273             6.7500000000                           360                                    357                                    357
    274             6.1250000000                           360                                    357                                    357
    275             7.2500000000                           360                                    356                                    356
    276             5.7500000000                           360                                    357                                    357
    277             6.3750000000                           360                                    357                                    357
    278             6.2500000000                           360                                    357                                    357
    279             7.1250000000                           360                                    358                                    358
    280             7.5000000000                           360                                    357                                    357
    281             6.7500000000                           360                                    357                                    357
    282             5.8750000000                           360                                    356                                    356
    283             7.2500000000                           360                                    357                                    357
    284             6.1250000000                           360                                    357                                    357
    285             7.5000000000                           360                                    356                                    356
    286             5.8750000000                           360                                    359                                    359
    287             7.2500000000                           360                                    357                                    357
    288             7.3750000000                           360                                    358                                    358
    289             7.3750000000                           360                                    360                                    360
    290             6.5000000000                           360                                    359                                    359
    291             7.3750000000                           360                                    356                                    356
    292             7.3750000000                           360                                    359                                    359
    293             7.7500000000                           360                                    357                                    357
    294             7.7500000000                           360                                    356                                    356
    295             7.2500000000                           360                                    360                                    360
    296             8.0000000000                           360                                    360                                    360
    297             8.2500000000                           360                                    357                                    357
    298             7.8750000000                           360                                    358                                    358
    299             7.6250000000                           360                                    357                                    357
    300             7.3750000000                           360                                    357                                    357
    301             7.2500000000                           360                                    358                                    358
    302             6.1250000000                           360                                    359                                    359
    303             5.7500000000                           360                                    359                                    359
    304             5.8750000000                           360                                    359                                    359
    305             7.3750000000                           360                                    359                                    359
    306             7.2500000000                           360                                    358                                    358
    307             7.3750000000                           360                                    359                                    359
    308             7.3750000000                           360                                    358                                    358
    309             8.2050000000                           360                                    359                                    359
    310             7.7250000000                           360                                    359                                    359
    311             7.7500000000                           360                                    359                                    359
    312             7.5000000000                           360                                    359                                    359
    313             7.6250000000                           360                                    357                                    357
    314             6.5000000000                           480                                    479                                    359
    315             7.3750000000                           360                                    353                                    353
    316             8.0000000000                           360                                    359                                    359
    317             5.8750000000                           360                                    359                                    359
    318             8.6150000000                           480                                    476                                    356
    319             7.7500000000                           360                                    359                                    359
    320             6.5000000000                           360                                    359                                    359
    321             8.2550000000                           360                                    359                                    359
    322             7.6250000000                           360                                    358                                    358
    323             8.5550000000                           360                                    359                                    359
    324             7.2500000000                           360                                    359                                    359
    325             8.4750000000                           360                                    359                                    359
    326             7.3750000000                           360                                    359                                    359
    327             7.3750000000                           360                                    359                                    359
    328             7.5000000000                           360                                    359                                    359
    329             7.7100000000                           360                                    359                                    359
    330             7.8750000000                           360                                    359                                    359
    331             7.8450000000                           360                                    359                                    359
    332             7.8050000000                           360                                    359                                    359
    333             6.2500000000                           360                                    359                                    359
    334             8.0000000000                           360                                    359                                    359
    335             6.8750000000                           360                                    359                                    359
    336             8.0000000000                           360                                    359                                    359
    337             7.6250000000                           360                                    359                                    359
    338             8.0000000000                           360                                    359                                    359
    339             7.3750000000                           360                                    359                                    359
    340             8.7500000000                           360                                    359                                    359
    341             8.2250000000                           360                                    359                                    359
    342             8.1250000000                           360                                    359                                    359
    343             6.1100000000                           360                                    359                                    359
    344             7.6250000000                           360                                    360                                    360
    345             7.8750000000                           360                                    360                                    360
    346             7.2500000000                           360                                    354                                    354
    347             6.5000000000                           360                                    355                                    355
    348             7.8750000000                           360                                    355                                    355
    349             7.6250000000                           360                                    355                                    355
    350             6.7500000000                           360                                    355                                    355
    351             6.8750000000                           360                                    355                                    355
    352             7.0000000000                           360                                    355                                    355
    353             7.3750000000                           360                                    355                                    355
    354             7.1250000000                           360                                    356                                    356
    355             7.2500000000                           360                                    355                                    355
    356             5.3750000000                           360                                    356                                    356
    357             6.5000000000                           360                                    356                                    356
    358             6.6250000000                           360                                    356                                    356
    359             6.3750000000                           360                                    355                                    355
    360             6.7500000000                           360                                    355                                    355
    361             7.0000000000                           360                                    355                                    355
    362             7.3750000000                           360                                    356                                    356
    363             6.2500000000                           360                                    356                                    356
    364             6.2500000000                           360                                    355                                    355
    365             5.8750000000                           360                                    355                                    355
    366             7.7500000000                           360                                    355                                    355
    367             7.5000000000                           360                                    355                                    355
    368             7.3750000000                           360                                    355                                    355
    369             7.2500000000                           360                                    355                                    355
    370             7.6250000000                           360                                    356                                    356
    371             7.2500000000                           360                                    356                                    356
    372             6.5000000000                           360                                    356                                    356
    373             6.8750000000                           360                                    355                                    355
    374             7.1250000000                           360                                    355                                    355
    375             7.7500000000                           360                                    356                                    356
    376             7.2500000000                           360                                    356                                    356
    377             7.5000000000                           360                                    355                                    355
    378             7.5000000000                           360                                    352                                    352
    379             7.5000000000                           360                                    356                                    356
    380             6.7500000000                           360                                    354                                    354
    381             6.6250000000                           360                                    355                                    355
    382             7.6250000000                           360                                    355                                    355
    383             7.7500000000                           360                                    354                                    354
    384             6.6250000000                           360                                    354                                    354
    385             7.5000000000                           360                                    355                                    355
    386             6.8750000000                           360                                    356                                    356
    387             6.5000000000                           360                                    354                                    354
    388             7.1250000000                           360                                    354                                    354
    389             7.2500000000                           360                                    354                                    354
    390             7.1250000000                           360                                    354                                    354
    391             8.1250000000                           360                                    354                                    354
    392             7.8750000000                           360                                    354                                    354
    393             6.6250000000                           360                                    354                                    354
    394             7.6250000000                           360                                    355                                    355
    395             6.0000000000                           360                                    355                                    355
    396             7.7500000000                           360                                    355                                    355
    397             4.6250000000                           360                                    355                                    355
    398             7.3750000000                           360                                    354                                    354
    399             6.3750000000                           360                                    354                                    354
    400             7.8750000000                           360                                    359                                    359
    401             7.5000000000                           360                                    359                                    359
    402             8.0000000000                           360                                    360                                    360
    403             7.8950000000                           360                                    360                                    360
    404             7.2500000000                           360                                    360                                    360
    405             7.1250000000                           480                                    480                                    360
    406             7.3750000000                           360                                    360                                    360
    407             8.0800000000                           360                                    360                                    360
    408             7.5550000000                           360                                    360                                    360
    409             7.8750000000                           360                                    360                                    360
    410             8.2500000000                           360                                    360                                    360
    411             6.7500000000                           480                                    479                                    359
    412             7.2500000000                           360                                    360                                    360
    413             8.3200000000                           360                                    360                                    360
    414             7.8200000000                           360                                    360                                    360
    415             7.3750000000                           360                                    359                                    359
    416             7.2500000000                           480                                    480                                    360
    417             6.7500000000                           360                                    360                                    360
    418             8.8750000000                           480                                    479                                    359
    419             7.6250000000                           360                                    359                                    359
    420             8.1350000000                           360                                    360                                    360
    421             7.1250000000                           480                                    480                                    360
    422             9.0000000000                           360                                    360                                    360
    423             6.1250000000                           480                                    480                                    360
    424             7.0000000000                           360                                    359                                    359
    425             7.6250000000                           480                                    479                                    359
    426             8.1250000000                           360                                    357                                    357
    427             8.2500000000                           360                                    357                                    357
    428             6.0000000000                           360                                    357                                    357
    429             8.1250000000                           360                                    357                                    357
    430             7.6250000000                           360                                    355                                    355
    431             7.7500000000                           360                                    358                                    358
    432             8.3750000000                           360                                    358                                    358
    433             7.7500000000                           480                                    477                                    357
    434             8.2500000000                           360                                    356                                    356
    435             8.2500000000                           360                                    358                                    358
    436             7.3750000000                           360                                    356                                    356
    437             8.0000000000                           360                                    356                                    356
    438             7.2500000000                           360                                    358                                    358
    439             8.1250000000                           360                                    356                                    356
    440             7.7500000000                           360                                    356                                    356
    441             7.8750000000                           360                                    356                                    356
    442             8.0000000000                           480                                    476                                    356
    443             7.6250000000                           360                                    358                                    358
    444             7.7500000000                           360                                    356                                    356
    445             7.5000000000                           360                                    356                                    356
    446             7.8750000000                           360                                    358                                    358
    447             8.5000000000                           360                                    356                                    356
    448             7.3100000000                           360                                    359                                    359
    449             7.6250000000                           360                                    359                                    359
    450             7.8750000000                           360                                    355                                    355
    451             8.1250000000                           360                                    356                                    356
    452             6.3750000000                           360                                    356                                    356
    453             7.2500000000                           360                                    355                                    355
    454             8.1250000000                           360                                    358                                    358
    455             7.6250000000                           360                                    353                                    353
    456             7.5000000000                           360                                    354                                    354
    457             7.3750000000                           360                                    355                                    355
    458             7.5000000000                           360                                    355                                    355
    459             7.2500000000                           360                                    353                                    353
    460             7.2500000000                           360                                    358                                    358
    461             7.7500000000                           360                                    358                                    358
    462             7.6240000000                           360                                    358                                    358
    463             7.7500000000                           360                                    358                                    358
    464             7.2850000000                           360                                    358                                    358
    465             7.8750000000                           360                                    358                                    358
    466             8.3750000000                           360                                    358                                    358
    467             7.2500000000                           360                                    358                                    358
    468             7.7500000000                           360                                    359                                    359
    469             7.6250000000                           360                                    358                                    358
    470             5.6250000000                           360                                    359                                    359
    471             7.2500000000                           360                                    359                                    359
    472             6.0000000000                           360                                    358                                    358
    473             9.3750000000                           360                                    358                                    358
    474             8.3750000000                           360                                    356                                    356
    475             7.6250000000                           360                                    356                                    356
    476             8.3750000000                           360                                    356                                    356
    477             7.8750000000                           360                                    358                                    358
    478             7.7500000000                           360                                    358                                    358
    479             7.7500000000                           360                                    358                                    358
    480             7.1250000000                           360                                    358                                    358
    481             7.7500000000                           360                                    359                                    359
    482             7.8750000000                           360                                    358                                    358
    483             6.6240000000                           360                                    359                                    359
    484             8.7550000000                           360                                    359                                    359
    485             7.8750000000                           360                                    358                                    358
    486             7.6250000000                           360                                    358                                    358
    487             5.2500000000                           360                                    358                                    358
    488             8.7550000000                           360                                    359                                    359
    489             8.5000000000                           360                                    358                                    358
    490             8.0000000000                           360                                    359                                    359
    491             8.5000000000                           360                                    357                                    357
    492             6.6250000000                           360                                    357                                    357
    493             7.9300000000                           360                                    358                                    358
    494             7.8750000000                           360                                    358                                    358
    495             7.3750000000                           360                                    359                                    359
    496             7.8750000000                           360                                    358                                    358
    497             6.8750000000                           360                                    359                                    359
    498             7.7500000000                           360                                    359                                    359
    499             7.2500000000                           360                                    358                                    358
    500             8.0000000000                           360                                    358                                    358
    501             7.1250000000                           360                                    357                                    357
    502             7.8750000000                           360                                    358                                    358
    503             7.8750000000                           360                                    359                                    359
    504             8.0000000000                           360                                    358                                    358
    505             8.2500000000                           360                                    358                                    358
    506             7.3750000000                           360                                    358                                    358
    507             7.6250000000                           360                                    358                                    358
    508             7.2500000000                           360                                    358                                    358
    509             6.7500000000                           360                                    358                                    358
    510             8.0000000000                           360                                    358                                    358
    511             7.5000000000                           360                                    358                                    358
    512             8.0000000000                           360                                    358                                    358
    513             7.5000000000                           360                                    357                                    357
    514             7.8750000000                           360                                    358                                    358
    515             8.1250000000                           360                                    358                                    358
    516             7.7850000000                           360                                    358                                    358
    517             7.5000000000                           360                                    358                                    358
    518             6.5000000000                           360                                    358                                    358
    519             7.9450000000                           360                                    358                                    358
    520             8.2500000000                           360                                    358                                    358
    521             7.6800000000                           360                                    358                                    358
    522             7.4250000000                           360                                    358                                    358
    523             8.3750000000                           360                                    357                                    357
    524             8.3750000000                           360                                    357                                    357
    525             8.2500000000                           360                                    357                                    357
    526             5.8750000000                           360                                    358                                    358
    527             7.6250000000                           360                                    356                                    356
    528             7.3750000000                           360                                    358                                    358
    529             7.6250000000                           360                                    358                                    358
    530             5.8300000000                           360                                    358                                    358
    531             7.2500000000                           360                                    358                                    358
    532             7.5000000000                           360                                    358                                    358
    533             7.7500000000                           360                                    358                                    358
    534             7.2500000000                           360                                    358                                    358
    535             7.7500000000                           360                                    358                                    358
    536             6.2500000000                           360                                    358                                    358
    537             7.2500000000                           360                                    358                                    358
    538             8.0000000000                           360                                    358                                    358
    539             5.8750000000                           360                                    358                                    358
    540             6.1250000000                           360                                    358                                    358
    541             7.2500000000                           360                                    358                                    358
    542             7.5000000000                           360                                    358                                    358
    543             7.3750000000                           360                                    358                                    358
    544             7.6250000000                           360                                    358                                    358
    545             8.1250000000                           360                                    358                                    358
    546             7.7500000000                           360                                    357                                    357
    547             8.0000000000                           360                                    357                                    357
    548             7.4500000000                           360                                    358                                    358
    549             8.1250000000                           360                                    358                                    358
    550             7.3750000000                           360                                    359                                    359
    551             6.3750000000                           360                                    357                                    357
    552             8.0000000000                           360                                    358                                    358
    553             7.6250000000                           360                                    358                                    358
    554             8.0000000000                           360                                    358                                    358
    555             6.3750000000                           360                                    358                                    358
    556             6.1250000000                           360                                    357                                    357
    557             6.1250000000                           360                                    357                                    357
    558             8.0000000000                           360                                    357                                    357
    559             6.3750000000                           360                                    357                                    357
    560             7.5000000000                           360                                    357                                    357
    561             7.3750000000                           360                                    358                                    358
    562             7.6250000000                           360                                    358                                    358
    563             7.5000000000                           360                                    358                                    358
    564             6.6250000000                           360                                    358                                    358
    565             7.8750000000                           360                                    358                                    358
    566             7.8750000000                           360                                    357                                    357
    567             7.5000000000                           360                                    358                                    358
    568             7.5000000000                           360                                    358                                    358
    569             7.6240000000                           360                                    358                                    358
    570             7.7500000000                           360                                    358                                    358
    571             7.8750000000                           360                                    354                                    354
    572             7.5000000000                           360                                    358                                    358
    573             7.3750000000                           360                                    358                                    358
    574             7.7500000000                           360                                    358                                    358
    575             7.3750000000                           360                                    358                                    358
    576             8.0000000000                           360                                    358                                    358
    577             7.8750000000                           360                                    359                                    359
    578             8.0000000000                           360                                    358                                    358
    579             7.1250000000                           360                                    357                                    357
    580             7.7500000000                           360                                    358                                    358
    581             6.0000000000                           360                                    358                                    358
    582             6.3750000000                           360                                    357                                    357
    583             7.3750000000                           360                                    357                                    357
    584             8.1250000000                           360                                    357                                    357
    585             8.3750000000                           360                                    356                                    356
    586             8.3750000000                           360                                    356                                    356
    587             7.2500000000                           360                                    357                                    357
    588             8.1250000000                           360                                    356                                    356
    589             7.3750000000                           360                                    354                                    354
    590             8.5000000000                           360                                    356                                    356
    591             7.3750000000                           360                                    356                                    356
    592             7.6250000000                           360                                    356                                    356
    593             8.7500000000                           360                                    355                                    355
    594             8.3750000000                           360                                    355                                    355
    595             6.3750000000                           360                                    356                                    356
    596             7.1250000000                           360                                    357                                    357
    597             7.0000000000                           360                                    357                                    357
    598             8.2500000000                           360                                    355                                    355
    599             7.5000000000                           360                                    355                                    355
    600             7.3750000000                           360                                    355                                    355
    601             8.3750000000                           360                                    355                                    355
    602             8.3750000000                           360                                    355                                    355
    603             8.3750000000                           360                                    355                                    355
    604             7.8750000000                           360                                    355                                    355
    605             7.2500000000                           360                                    359                                    359
    606             8.1250000000                           360                                    359                                    359
    607             7.3750000000                           360                                    360                                    360
    608             7.3750000000                           360                                    358                                    358
    609             6.0000000000                           360                                    358                                    358
    610             6.6250000000                           360                                    358                                    358
    611             7.1250000000                           360                                    356                                    356
    612             7.6250000000                           360                                    358                                    358
    613             7.5000000000                           360                                    358                                    358
    614             7.8750000000                           360                                    358                                    358
    615             7.3750000000                           360                                    354                                    354
    616             5.5000000000                           360                                    359                                    359
    617             7.5000000000                           360                                    354                                    354
    618             9.0000000000                           360                                    357                                    357
    619             8.1250000000                           360                                    359                                    359
    620             8.3750000000                           360                                    359                                    359
    621             7.3700000000                           360                                    359                                    359
    622             7.6250000000                           360                                    359                                    359
    623             5.7050000000                           480                                    479                                    359
    624             8.1250000000                           360                                    359                                    359
    625             8.0000000000                           360                                    359                                    359
    626             7.7500000000                           360                                    359                                    359
    627             7.7500000000                           360                                    359                                    359
    628             5.5000000000                           360                                    359                                    359
    629             7.7550000000                           360                                    359                                    359
    630             7.0000000000                           360                                    359                                    359
    631             7.3750000000                           360                                    359                                    359
    632             8.3050000000                           360                                    359                                    359
    633             8.0000000000                           360                                    359                                    359
    634             6.3750000000                           480                                    479                                    359
    635             8.2200000000                           360                                    359                                    359
    636             8.0000000000                           360                                    359                                    359
    637             8.0000000000                           360                                    359                                    359
    638             8.0000000000                           360                                    359                                    359
    639             8.0750000000                           360                                    359                                    359
    640             7.2500000000                           360                                    350                                    350
    641             7.2500000000                           360                                    346                                    346
    642             7.0000000000                           480                                    479                                    359
    643             5.5000000000                           480                                    478                                    358
    644             8.0000000000                           360                                    359                                    359
    645             8.7500000000                           360                                    360                                    360
    646             7.3750000000                           360                                    360                                    360
    647             8.0000000000                           360                                    359                                    359
    648             7.3750000000                           360                                    360                                    360
    649             6.5000000000                           480                                    480                                    360
    650             7.8750000000                           360                                    360                                    360
    651             7.3750000000                           360                                    359                                    359
    652             8.0000000000                           360                                    359                                    359
    653             7.8750000000                           360                                    359                                    359
    654             7.2500000000                           360                                    359                                    359
    655             7.6250000000                           360                                    359                                    359
    656             7.7500000000                           480                                    478                                    358
    657             7.6250000000                           360                                    360                                    360
    658             5.7500000000                           360                                    359                                    359
    659             7.8750000000                           360                                    359                                    359
    660             8.0000000000                           480                                    479                                    359
    661             7.1250000000                           480                                    478                                    358
    662             9.5000000000                           360                                    360                                    360
    663             8.5000000000                           360                                    356                                    356
    664             7.6250000000                           480                                    478                                    358
    665             6.0000000000                           480                                    479                                    359
    666             7.6250000000                           360                                    360                                    360
    667             6.8750000000                           480                                    477                                    357
    668             8.0000000000                           360                                    359                                    359
    669             7.5000000000                           360                                    359                                    359
    670             7.6250000000                           360                                    360                                    360
    671             6.6150000000                           360                                    354                                    354
    672             7.3750000000                           360                                    360                                    360
    673             6.2500000000                           480                                    480                                    360
    674             6.8750000000                           360                                    359                                    359
    675             7.2500000000                           360                                    360                                    360
    676             5.6250000000                           360                                    359                                    359
    677             7.7500000000                           360                                    355                                    355
    678             7.5000000000                           360                                    360                                    360
    679             9.0000000000                           360                                    360                                    360
    680             7.5000000000                           360                                    360                                    360
    681             7.2500000000                           360                                    359                                    359
    682             8.3750000000                           360                                    354                                    354
    683             6.6250000000                           360                                    359                                    359
    684             7.2500000000                           480                                    480                                    360
    685             7.8750000000                           360                                    359                                    359
    686             7.8750000000                           360                                    360                                    360
    687             8.0000000000                           360                                    359                                    359
    688             7.6250000000                           360                                    359                                    359
    689             8.8750000000                           360                                    357                                    357
    690             9.3750000000                           360                                    360                                    360
    691             7.8750000000                           360                                    360                                    360
    692             7.3750000000                           360                                    360                                    360
    693             7.3750000000                           360                                    359                                    359
    694             9.1250000000                           360                                    356                                    356
    695             7.2500000000                           360                                    360                                    360
    696             7.2500000000                           480                                    479                                    359
    697             8.2850000000                           360                                    360                                    360
    698             7.2500000000                           360                                    356                                    356
    699             7.2500000000                           360                                    354                                    354
    700             7.8750000000                           360                                    360                                    360
    701             8.5000000000                           360                                    356                                    356
    702             7.2500000000                           360                                    360                                    360
    703             7.6950000000                           360                                    360                                    360
    704             7.3750000000                           360                                    360                                    360
    705             7.3050000000                           360                                    360                                    360
    706             8.3000000000                           360                                    360                                    360
    707             7.5000000000                           360                                    359                                    359
    708             7.3800000000                           360                                    360                                    360
    709             7.7500000000                           480                                    479                                    359
    710             9.3750000000                           360                                    359                                    359
    711             7.2500000000                           360                                    357                                    357
    712             7.2700000000                           360                                    358                                    358
    713             7.8750000000                           360                                    359                                    359
    714             7.5000000000                           360                                    359                                    359
    715             8.2500000000                           360                                    358                                    358
    716             7.2950000000                           360                                    359                                    359
    717             6.0000000000                           360                                    359                                    359
    718             6.5000000000                           360                                    358                                    358
    719             7.6250000000                           360                                    359                                    359
    720             6.1250000000                           360                                    358                                    358
    721             7.3750000000                           360                                    357                                    357
    722             7.3750000000                           360                                    357                                    357
    723             7.3750000000                           360                                    359                                    359
    724             7.5000000000                           360                                    359                                    359
    725             7.5050000000                           360                                    359                                    359
    726             7.8100000000                           360                                    359                                    359
    727             8.3750000000                           360                                    357                                    357
    728             7.2500000000                           360                                    359                                    359
    729             7.0000000000                           360                                    359                                    359
    730             7.5000000000                           360                                    358                                    358
    731             8.5050000000                           360                                    359                                    359
    732             6.5000000000                           360                                    359                                    359
    733             7.2650000000                           360                                    357                                    357
    734             6.3750000000                           360                                    359                                    359
    735             8.0000000000                           360                                    358                                    358
    736             7.8750000000                           360                                    358                                    358
    737             8.2250000000                           360                                    358                                    358
    738             8.4300000000                           360                                    358                                    358
    739             7.8750000000                           360                                    358                                    358
    740             7.6250000000                           360                                    359                                    359
    741             8.0000000000                           360                                    359                                    359
    742             7.8750000000                           360                                    358                                    358
    743             7.3750000000                           360                                    359                                    359
    744             7.7500000000                           360                                    358                                    358
    745             7.7500000000                           360                                    357                                    357
    746             7.2550000000                           480                                    479                                    359
    747             7.8550000000                           360                                    359                                    359
    748             8.0000000000                           360                                    358                                    358
    749             9.4750000000                           480                                    476                                    356
    750             8.5050000000                           360                                    359                                    359
    751             7.8750000000                           360                                    358                                    358
    752             6.0000000000                           360                                    358                                    358
    753             6.3750000000                           360                                    351                                    351
    754             6.3750000000                           360                                    359                                    359
    755             7.7500000000                           360                                    355                                    355
    756             5.2500000000                           360                                    354                                    354
    757             8.5000000000                           360                                    351                                    351
    758             8.1250000000                           360                                    354                                    354
    759             8.1250000000                           360                                    354                                    354
    760             8.0000000000                           360                                    355                                    355
    761             7.2500000000                           360                                    354                                    354
    762             7.6250000000                           360                                    359                                    359
    763             7.5000000000                           360                                    356                                    356
    764             7.3750000000                           480                                    477                                    357
    765             8.2500000000                           360                                    355                                    355
    766             7.6250000000                           360                                    355                                    355
    767             7.6250000000                           360                                    355                                    355
    768             8.3750000000                           360                                    354                                    354
    769             8.1250000000                           360                                    356                                    356
    770             7.3750000000                           360                                    355                                    355
    771             8.3750000000                           360                                    355                                    355
    772             7.5000000000                           360                                    355                                    355
    773             8.3750000000                           360                                    355                                    355
    774             7.8750000000                           360                                    355                                    355
    775             8.0000000000                           360                                    355                                    355
    776             8.6250000000                           360                                    355                                    355
    777             7.5000000000                           480                                    476                                    356
    778             6.7500000000                           360                                    357                                    357
    779             8.5000000000                           360                                    356                                    356
    780             7.6250000000                           360                                    356                                    356
    781             7.8750000000                           360                                    355                                    355
    782             8.1250000000                           360                                    356                                    356
    783             7.7500000000                           360                                    358                                    358
    784             7.5000000000                           360                                    356                                    356
    785             6.3750000000                           360                                    358                                    358
    786             7.6250000000                           360                                    358                                    358
    787             8.2500000000                           360                                    356                                    356
    788             8.1250000000                           360                                    355                                    355
    789             7.5000000000                           360                                    354                                    354
    790             7.8750000000                           360                                    356                                    356
    791             8.2500000000                           360                                    356                                    356
    792             8.3750000000                           360                                    351                                    351
    793             7.3750000000                           360                                    356                                    356
    794             8.2500000000                           360                                    357                                    357
    795             8.3750000000                           360                                    358                                    358
    796             7.1250000000                           480                                    475                                    355
    797             8.2500000000                           480                                    477                                    357
    798             8.3750000000                           360                                    357                                    357
    799             7.6250000000                           480                                    477                                    357
    800             7.3750000000                           480                                    477                                    357
    801             7.2500000000                           360                                    357                                    357
    802             8.3750000000                           360                                    357                                    357
    803             8.1250000000                           360                                    357                                    357
    804             7.3750000000                           360                                    357                                    357
    805             7.5000000000                           360                                    357                                    357
    806             7.2500000000                           360                                    357                                    357
    807             7.2500000000                           360                                    357                                    357
    808             8.2500000000                           360                                    356                                    356
    809             7.1250000000                           480                                    477                                    357
    810             7.7500000000                           360                                    357                                    357
    811             7.7500000000                           360                                    357                                    357
    812             7.5000000000                           360                                    357                                    357
    813             8.0000000000                           360                                    357                                    357
    814             7.2500000000                           360                                    358                                    358
    815             7.5000000000                           360                                    357                                    357
    816             7.3750000000                           360                                    357                                    357
    817             8.1250000000                           360                                    359                                    359
    818             7.7500000000                           360                                    359                                    359
    819             8.1250000000                           360                                    357                                    357
    820             7.6250000000                           360                                    357                                    357
    821             7.8750000000                           360                                    357                                    357
    822             7.3750000000                           480                                    477                                    357
    823             6.3750000000                           360                                    358                                    358
    824             8.1250000000                           360                                    357                                    357
    825             7.3750000000                           360                                    356                                    356
    826             7.3750000000                           360                                    357                                    357
    827             7.7500000000                           360                                    357                                    357
    828             5.5000000000                           360                                    358                                    358
    829             7.5000000000                           480                                    477                                    357
    830             7.0000000000                           360                                    359                                    359
    831             8.0000000000                           360                                    358                                    358
    832             7.8750000000                           360                                    358                                    358
    833             7.5000000000                           360                                    357                                    357
    834             8.2500000000                           360                                    357                                    357
    835             7.2500000000                           360                                    357                                    357
    836             8.1250000000                           360                                    356                                    356
    837             7.2500000000                           480                                    478                                    358
    838             7.6250000000                           360                                    357                                    357
    839             7.7500000000                           360                                    357                                    357
    840             8.1250000000                           360                                    357                                    357
    841             8.2500000000                           360                                    357                                    357
    842             5.5000000000                           360                                    358                                    358
    843             8.0000000000                           360                                    356                                    356
    844             8.1250000000                           360                                    357                                    357
    845             7.7500000000                           360                                    358                                    358
    846             7.6250000000                           360                                    357                                    357
    847             7.0000000000                           360                                    357                                    357
    848             7.8750000000                           360                                    356                                    356
    849             7.6250000000                           360                                    358                                    358
    850             7.3750000000                           360                                    358                                    358
    851             7.5000000000                           360                                    357                                    357
    852             8.1250000000                           360                                    358                                    358
    853             7.6250000000                           360                                    358                                    358
    854             7.7500000000                           360                                    358                                    358
    855             7.3750000000                           360                                    357                                    357
    856             7.8750000000                           360                                    357                                    357
    857             6.5000000000                           480                                    478                                    358
    858             7.1250000000                           480                                    478                                    358
    859             8.0000000000                           360                                    358                                    358
    860             8.0000000000                           360                                    357                                    357
    861             7.5800000000                           360                                    357                                    357
    862             7.8750000000                           360                                    359                                    359
    863             7.2500000000                           360                                    358                                    358
    864             8.0000000000                           360                                    358                                    358
    865             8.2500000000                           360                                    358                                    358
    866             7.3750000000                           360                                    358                                    358
    867             8.5000000000                           360                                    357                                    357
    868             8.3750000000                           360                                    358                                    358
    869             6.1250000000                           360                                    358                                    358
    870             7.4750000000                           360                                    359                                    359
    871             8.2500000000                           360                                    359                                    359
    872             8.1250000000                           360                                    359                                    359
    873             7.4200000000                           360                                    357                                    357
    874             7.8750000000                           360                                    359                                    359
    875             6.0750000000                           480                                    475                                    355
    876             9.1250000000                           360                                    353                                    353
    877             8.5600000000                           360                                    358                                    358
    878             5.7500000000                           360                                    358                                    358
    879             7.6250000000                           360                                    359                                    359
    880             7.5000000000                           360                                    357                                    357
    881             6.1250000000                           360                                    358                                    358
    882             5.7500000000                           360                                    358                                    358
    883             7.8050000000                           360                                    359                                    359
    884             7.6250000000                           360                                    358                                    358
    885             7.5000000000                           360                                    359                                    359
    886             6.6250000000                           360                                    358                                    358
    887             8.6650000000                           360                                    359                                    359
    888             7.3750000000                           360                                    359                                    359
    889             7.2900000000                           360                                    358                                    358
    890             7.1250000000                           480                                    478                                    358
    891             7.6240000000                           360                                    359                                    359
    892             7.6250000000                           360                                    359                                    359
    893             8.2050000000                           360                                    359                                    359
    894             6.1250000000                           360                                    359                                    359
    895             5.8750000000                           360                                    359                                    359
    896             7.3750000000                           360                                    357                                    357
    897             7.6250000000                           360                                    359                                    359
    898             8.7550000000                           360                                    359                                    359
    899             7.0000000000                           480                                    478                                    358
    900             7.4850000000                           360                                    359                                    359
    901             7.6250000000                           360                                    359                                    359
    902             7.2500000000                           360                                    359                                    359
    903             7.8750000000                           360                                    359                                    359
    904             7.4100000000                           360                                    359                                    359
    905             5.7500000000                           360                                    359                                    359
    906             6.2500000000                           360                                    358                                    358
    907             7.6250000000                           360                                    359                                    359
    908             7.8750000000                           360                                    359                                    359
    909             6.7500000000                           360                                    357                                    357
    910             8.0550000000                           360                                    359                                    359
    911             8.1250000000                           360                                    358                                    358
    912             7.6250000000                           360                                    359                                    359
    913             7.6250000000                           480                                    479                                    359
    914             7.3750000000                           360                                    359                                    359
    915             7.2500000000                           360                                    359                                    359
    916             8.0000000000                           360                                    359                                    359
    917             5.5000000000                           360                                    359                                    359
    918             6.8750000000                           360                                    357                                    357
    919             7.8750000000                           360                                    359                                    359
    920             8.1650000000                           360                                    359                                    359
    921             7.7500000000                           360                                    359                                    359
    922             7.7500000000                           360                                    359                                    359
    923             7.8750000000                           360                                    359                                    359
    924             7.7500000000                           360                                    359                                    359
    925             7.2500000000                           360                                    359                                    359
    926             8.6250000000                           360                                    357                                    357
    927             6.3750000000                           360                                    359                                    359
    928             7.3750000000                           360                                    359                                    359
    929             6.5000000000                           360                                    359                                    359
    930             7.7500000000                           360                                    359                                    359
    931             7.3750000000                           360                                    357                                    357
    932             7.2500000000                           360                                    359                                    359
    933             6.5000000000                           360                                    359                                    359
    934             7.8750000000                           360                                    355                                    355
    935             7.8750000000                           360                                    359                                    359
    936             7.7500000000                           360                                    359                                    359
    937             8.4350000000                           360                                    359                                    359
    938             6.5000000000                           480                                    479                                    359
    939             7.7500000000                           480                                    479                                    359
    940             6.5000000000                           360                                    359                                    359
    941             7.8750000000                           360                                    359                                    359
    942             6.7500000000                           480                                    479                                    359
    943             6.2500000000                           480                                    479                                    359
    944             7.2500000000                           360                                    359                                    359
    945             7.8750000000                           360                                    359                                    359
    946             7.8800000000                           360                                    359                                    359
    947             7.5000000000                           480                                    479                                    359
    948             6.6250000000                           480                                    478                                    358
    949             8.2500000000                           360                                    358                                    358
    950             6.6250000000                           360                                    359                                    359
    951             7.3750000000                           360                                    359                                    359
    952             8.5250000000                           360                                    357                                    357
    953             8.0000000000                           360                                    357                                    357
    954             6.5000000000                           360                                    357                                    357
    955             7.9750000000                           360                                    359                                    359
    956             7.6300000000                           360                                    359                                    359
    957             7.5000000000                           360                                    359                                    359
    958             7.7500000000                           360                                    359                                    359
    959             6.2500000000                           480                                    479                                    359
    960             7.7500000000                           360                                    359                                    359
    961             7.1250000000                           360                                    353                                    353
    962             9.6250000000                           360                                    352                                    352
    963             6.5000000000                           360                                    354                                    354
    964             6.5000000000                           360                                    355                                    355
    965             6.6250000000                           360                                    354                                    354
    966             5.7500000000                           360                                    355                                    355
    967             6.6250000000                           360                                    355                                    355
    968             6.8750000000                           360                                    355                                    355
    969             6.5000000000                           360                                    355                                    355
    970             7.2500000000                           360                                    355                                    355
    971             6.6250000000                           360                                    355                                    355
    972             6.5000000000                           360                                    355                                    355
    973             7.0000000000                           360                                    356                                    356
    974             8.1250000000                           360                                    355                                    355
    975             7.5000000000                           360                                    355                                    355
    976             7.8750000000                           360                                    355                                    355
    977             7.7500000000                           360                                    356                                    356
    978             6.5000000000                           360                                    354                                    354
    979             7.6250000000                           360                                    355                                    355
    980             8.1250000000                           360                                    354                                    354
    981             7.3750000000                           360                                    355                                    355
    982             7.5000000000                           360                                    355                                    355
    983             8.5000000000                           360                                    356                                    356
    984             7.6250000000                           360                                    360                                    360
    985             10.2750000000                          360                                    358                                    358
    986             8.3050000000                           360                                    359                                    359
    987             7.7500000000                           360                                    357                                    357
    988             8.1250000000                           360                                    356                                    356
    989             7.0000000000                           360                                    359                                    359
    990             7.5000000000                           360                                    354                                    354
    991             6.2500000000                           360                                    353                                    353
    992             5.8750000000                           360                                    353                                    353
    993             7.3750000000                           360                                    353                                    353
    994             7.8750000000                           360                                    359                                    359
    995             8.2050000000                           360                                    359                                    359
    996             7.9100000000                           360                                    359                                    359
    997             8.5050000000                           360                                    359                                    359
    998             7.8750000000                           360                                    359                                    359
    999             7.8750000000                           360                                    359                                    359
   1000             7.6600000000                           360                                    359                                    359
   1001             7.6250000000                           360                                    359                                    359
   1002             7.3700000000                           360                                    356                                    356
   1003             7.8750000000                           360                                    359                                    359
   1004             8.0750000000                           360                                    359                                    359
   1005             8.0000000000                           360                                    359                                    359
   1006             7.2500000000                           360                                    359                                    359
   1007             7.7500000000                           360                                    359                                    359
   1008             7.7500000000                           360                                    359                                    359
   1009             7.6250000000                           360                                    354                                    354
   1010             8.3750000000                           360                                    357                                    357
   1011             8.6250000000                           360                                    359                                    359
   1012             7.3750000000                           360                                    359                                    359
   1013             8.6200000000                           360                                    358                                    358
   1014             7.7550000000                           360                                    359                                    359
   1015             7.3900000000                           480                                    479                                    359
   1016             7.8750000000                           360                                    359                                    359
   1017             7.3750000000                           360                                    359                                    359
   1018             7.5000000000                           360                                    359                                    359
   1019             8.4300000000                           360                                    359                                    359
   1020             8.1250000000                           360                                    358                                    358
   1021             6.1250000000                           360                                    359                                    359
   1022             7.4000000000                           360                                    359                                    359
   1023             7.2500000000                           360                                    359                                    359
   1024             8.8750000000                           360                                    359                                    359
   1025             8.2500000000                           360                                    359                                    359
   1026             8.3750000000                           360                                    359                                    359
   1027             6.3750000000                           360                                    359                                    359
   1028             8.2500000000                           480                                    480                                    360
   1029             8.2500000000                           360                                    359                                    359
   1030             6.6250000000                           360                                    359                                    359
   1031             8.2500000000                           360                                    359                                    359
   1032             7.3750000000                           360                                    360                                    360
   1033             8.1250000000                           360                                    359                                    359
   1034             7.2500000000                           360                                    359                                    359
   1035             7.3750000000                           360                                    359                                    359
   1036             7.4350000000                           360                                    359                                    359
   1037             7.6250000000                           360                                    359                                    359
   1038             7.3750000000                           360                                    359                                    359
   1039             8.5000000000                           360                                    359                                    359
   1040             8.4450000000                           360                                    358                                    358
   1041             9.8750000000                           360                                    359                                    359
   1042             9.8750000000                           360                                    358                                    358
   1043             7.2500000000                           360                                    359                                    359
   1044             9.3750000000                           360                                    359                                    359
   1045             6.8750000000                           360                                    358                                    358
   1046             9.2500000000                           360                                    359                                    359
   1047             6.6250000000                           360                                    359                                    359
   1048             6.3750000000                           360                                    359                                    359
   1049             6.6250000000                           360                                    359                                    359
   1050             6.8750000000                           360                                    359                                    359
   1051             6.1250000000                           360                                    359                                    359
   1052             6.6250000000                           360                                    359                                    359
   1053             6.7500000000                           360                                    359                                    359
   1054             6.1250000000                           360                                    359                                    359
   1055             7.0000000000                           360                                    358                                    358
   1056             6.8750000000                           360                                    358                                    358
   1057             6.7500000000                           360                                    358                                    358
   1058             6.7500000000                           360                                    358                                    358
   1059             6.5000000000                           360                                    358                                    358
   1060             6.5000000000                           360                                    358                                    358
   1061             6.8750000000                           360                                    357                                    357
   1062             6.5000000000                           360                                    358                                    358
   1063             5.7500000000                           360                                    358                                    358
   1064             7.1250000000                           360                                    358                                    358
   1065             7.1250000000                           360                                    358                                    358
   1066             6.3750000000                           360                                    358                                    358
   1067             6.5000000000                           360                                    358                                    358
   1068             7.1250000000                           360                                    357                                    357
   1069             6.5000000000                           360                                    357                                    357
   1070             6.8750000000                           360                                    358                                    358
   1071             7.1250000000                           360                                    357                                    357
   1072             7.1250000000                           360                                    355                                    355
   1073             6.8750000000                           360                                    358                                    358
   1074             6.3750000000                           360                                    358                                    358
   1075             6.3750000000                           360                                    357                                    357
   1076             7.1250000000                           360                                    356                                    356
   1077             6.2500000000                           360                                    358                                    358
   1078             6.7500000000                           360                                    355                                    355
   1079             6.0000000000                           360                                    358                                    358
   1080             6.5000000000                           360                                    358                                    358
   1081             7.0000000000                           360                                    358                                    358
   1082             6.1250000000                           360                                    358                                    358
   1083             6.8750000000                           360                                    359                                    359
   1084             6.2500000000                           360                                    357                                    357
   1085             6.2500000000                           360                                    358                                    358
   1086             6.3750000000                           360                                    358                                    358
   1087             7.1250000000                           360                                    358                                    358
   1088             6.5000000000                           360                                    355                                    355
   1089             6.8750000000                           360                                    358                                    358
   1090             6.8750000000                           360                                    359                                    359
   1091             6.5000000000                           360                                    350                                    350
   1092             5.8750000000                           360                                    359                                    359
   1093             6.6250000000                           360                                    350                                    350
   1094             7.1250000000                           360                                    357                                    357
   1095             7.1250000000                           360                                    358                                    358
   1096             6.1250000000                           360                                    357                                    357
   1097             7.0000000000                           360                                    359                                    359
   1098             6.8750000000                           360                                    358                                    358
   1099             6.6250000000                           360                                    358                                    358
   1100             6.6250000000                           360                                    357                                    357
   1101             7.0000000000                           360                                    358                                    358
   1102             6.7500000000                           360                                    357                                    357
   1103             6.3750000000                           360                                    358                                    358
   1104             7.0000000000                           360                                    357                                    357
   1105             6.1250000000                           360                                    345                                    345
   1106             7.0000000000                           360                                    350                                    350
   1107             6.5000000000                           360                                    357                                    357
   1108             7.2350000000                           360                                    359                                    359
   1109             6.0000000000                           360                                    359                                    359
   1110             6.8750000000                           360                                    357                                    357
   1111             6.6250000000                           360                                    356                                    356
   1112             6.3750000000                           360                                    359                                    359
   1113             7.0000000000                           360                                    359                                    359
   1114             6.7500000000                           360                                    357                                    357
   1115             6.5000000000                           360                                    358                                    358
   1116             6.2500000000                           360                                    359                                    359
   1117             7.1250000000                           360                                    358                                    358
   1118             6.6250000000                           360                                    357                                    357
   1119             7.1250000000                           360                                    359                                    359
   1120             7.1250000000                           360                                    360                                    360
   1121             6.8750000000                           360                                    360                                    360
   1122             6.8750000000                           360                                    359                                    359
   1123             6.6250000000                           360                                    358                                    358
   1124             7.1250000000                           360                                    357                                    357
   1125             6.5000000000                           360                                    358                                    358
   1126             6.0000000000                           360                                    359                                    359
   1127             6.1250000000                           360                                    355                                    355
   1128             6.3750000000                           360                                    355                                    355
   1129             5.6250000000                           360                                    355                                    355
   1130             6.2500000000                           360                                    358                                    358
   1131             6.3750000000                           360                                    358                                    358
   1132             7.0000000000                           360                                    356                                    356
   1133             6.2500000000                           360                                    359                                    359
   1134             6.0000000000                           360                                    359                                    359
   1135             7.1250000000                           360                                    356                                    356
   1136             6.3750000000                           360                                    358                                    358
   1137             6.8750000000                           360                                    358                                    358
   1138             7.0000000000                           360                                    358                                    358
   1139             6.7500000000                           360                                    359                                    359
   1140             6.7500000000                           360                                    359                                    359
   1141             7.0000000000                           360                                    358                                    358
   1142             6.8750000000                           360                                    358                                    358
   1143             6.5000000000                           360                                    358                                    358
   1144             7.1250000000                           360                                    358                                    358
   1145             6.6250000000                           360                                    358                                    358
   1146             5.5000000000                           360                                    359                                    359
   1147             7.1250000000                           360                                    358                                    358
   1148             7.1250000000                           360                                    359                                    359
   1149             6.1250000000                           360                                    359                                    359
   1150             6.5000000000                           360                                    359                                    359
   1151             6.1250000000                           360                                    357                                    357
   1152             7.0000000000                           360                                    357                                    357
   1153             6.5000000000                           360                                    357                                    357
   1154             6.2500000000                           360                                    360                                    360
   1155             5.7500000000                           360                                    358                                    358
   1156             6.7500000000                           360                                    357                                    357
   1157             6.3750000000                           360                                    357                                    357
   1158             6.0000000000                           360                                    357                                    357
   1159             6.8750000000                           360                                    358                                    358
   1160             5.6250000000                           360                                    358                                    358
   1161             6.7500000000                           360                                    358                                    358
   1162             6.0000000000                           360                                    343                                    343
   1163             7.1250000000                           360                                    357                                    357
   1164             6.1250000000                           360                                    357                                    357
   1165             6.8750000000                           360                                    357                                    357
   1166             6.8750000000                           360                                    357                                    357
   1167             7.0000000000                           360                                    357                                    357
   1168             6.6250000000                           360                                    356                                    356
   1169             6.7500000000                           360                                    357                                    357
   1170             7.0000000000                           360                                    358                                    358
   1171             5.5000000000                           360                                    357                                    357
   1172             5.8750000000                           360                                    343                                    343
   1173             6.0000000000                           360                                    358                                    358
   1174             6.8750000000                           360                                    359                                    359
   1175             5.6250000000                           360                                    359                                    359
   1176             7.0000000000                           360                                    355                                    355
   1177             6.6250000000                           360                                    354                                    354
   1178             6.7500000000                           360                                    354                                    354
   1179             6.6250000000                           360                                    355                                    355
   1180             6.7500000000                           360                                    355                                    355
   1181             6.6250000000                           360                                    355                                    355
   1182             6.5000000000                           360                                    355                                    355
   1183             6.6250000000                           360                                    356                                    356
   1184             6.7500000000                           360                                    359                                    359
   1185             7.1250000000                           360                                    359                                    359
   1186             6.6250000000                           360                                    358                                    358
   1187             6.5850000000                           360                                    359                                    359
   1188             7.0000000000                           360                                    359                                    359
   1189             6.5000000000                           360                                    360                                    360
   1190             7.1250000000                           360                                    359                                    359
   1191             6.8750000000                           360                                    359                                    359
   1192             6.7500000000                           360                                    359                                    359
   1193             6.6500000000                           360                                    359                                    359
   1194             6.7500000000                           360                                    359                                    359
   1195             6.1900000000                           360                                    359                                    359
   1196             7.0000000000                           360                                    359                                    359
   1197             7.0000000000                           360                                    358                                    358
   1198             6.8750000000                           360                                    359                                    359
   1199             7.0000000000                           360                                    358                                    358
   1200             6.7500000000                           360                                    359                                    359
   1201             6.3750000000                           360                                    359                                    359
   1202             6.2500000000                           360                                    354                                    354
   1203             6.2500000000                           360                                    358                                    358
   1204             6.7500000000                           360                                    358                                    358
   1205             6.3750000000                           360                                    355                                    355
   1206             6.3750000000                           360                                    358                                    358
   1207             7.1250000000                           360                                    359                                    359
   1208             7.0000000000                           360                                    352                                    352
   1209             5.8750000000                           360                                    358                                    358
   1210             6.8750000000                           360                                    359                                    359
   1211             6.7500000000                           360                                    358                                    358
   1212             6.2500000000                           360                                    357                                    357
   1213             6.5000000000                           360                                    353                                    353
   1214             6.0000000000                           360                                    356                                    356
   1215             6.8750000000                           360                                    356                                    356
   1216             6.2500000000                           360                                    358                                    358
   1217             6.6250000000                           360                                    358                                    358
   1218             7.1250000000                           360                                    357                                    357
   1219             6.0000000000                           360                                    358                                    358
   1220             6.6250000000                           360                                    358                                    358
   1221             6.1250000000                           360                                    358                                    358
   1222             7.1250000000                           360                                    359                                    359
   1223             7.1250000000                           360                                    360                                    360
   1224             6.2500000000                           360                                    360                                    360
   1225             6.7500000000                           360                                    360                                    360
   1226             6.6250000000                           360                                    360                                    360
   1227             6.3750000000                           360                                    360                                    360
   1228             7.1250000000                           360                                    360                                    360
   1229             7.0000000000                           360                                    360                                    360
   1230             6.3750000000                           360                                    360                                    360
   1231             6.6250000000                           360                                    360                                    360
   1232             7.0000000000                           360                                    356                                    356
   1233             6.3750000000                           360                                    358                                    358
   1234             6.5000000000                           360                                    359                                    359
   1235             6.6250000000                           360                                    359                                    359
   1236             6.8750000000                           360                                    359                                    359
   1237             7.0000000000                           360                                    359                                    359
   1238             6.8750000000                           360                                    357                                    357
   1239             6.7500000000                           360                                    357                                    357
   1240             7.0000000000                           360                                    359                                    359
   1241             6.8750000000                           360                                    356                                    356
   1242             6.7500000000                           360                                    360                                    360
   1243             6.6250000000                           360                                    357                                    357
   1244             7.0000000000                           360                                    360                                    360
   1245             6.5000000000                           360                                    360                                    360
   1246             6.1250000000                           360                                    360                                    360
   1247             6.2500000000                           360                                    357                                    357
   1248             6.5000000000                           360                                    360                                    360
   1249             6.5000000000                           360                                    357                                    357
   1250             6.3750000000                           360                                    357                                    357
   1251             6.2500000000                           360                                    359                                    359
   1252             5.8750000000                           360                                    359                                    359
   1253             6.1650000000                           360                                    359                                    359
   1254             7.0000000000                           360                                    359                                    359
   1255             6.1850000000                           360                                    359                                    359
   1256             6.6240000000                           360                                    357                                    357
   1257             5.6250000000                           360                                    354                                    354
   1258             6.2000000000                           360                                    359                                    359
   1259             7.0750000000                           360                                    359                                    359
   1260             6.8750000000                           360                                    359                                    359
   1261             5.7500000000                           360                                    359                                    359
   1262             6.2500000000                           360                                    359                                    359
   1263             6.2500000000                           360                                    359                                    359
   1264             5.7500000000                           360                                    359                                    359
   1265             6.5000000000                           360                                    359                                    359
   1266             7.0000000000                           360                                    359                                    359
   1267             7.1250000000                           360                                    359                                    359
   1268             7.0200000000                           360                                    359                                    359
   1269             6.0000000000                           360                                    359                                    359
   1270             7.1250000000                           360                                    359                                    359
   1271             7.1250000000                           360                                    359                                    359
   1272             6.5000000000                           360                                    359                                    359
   1273             6.2500000000                           360                                    359                                    359
   1274             6.3750000000                           360                                    359                                    359
   1275             6.1250000000                           360                                    359                                    359
   1276             7.1300000000                           360                                    359                                    359
   1277             7.0950000000                           360                                    359                                    359
   1278             6.8750000000                           360                                    359                                    359
   1279             6.1250000000                           360                                    359                                    359
   1280             7.1250000000                           360                                    359                                    359
   1281             6.7500000000                           360                                    360                                    360
   1282             6.3750000000                           360                                    355                                    355
   1283             6.7500000000                           360                                    355                                    355
   1284             6.2500000000                           360                                    355                                    355
   1285             6.5000000000                           360                                    355                                    355
   1286             6.5000000000                           360                                    355                                    355
   1287             5.7500000000                           360                                    355                                    355
   1288             6.8750000000                           360                                    355                                    355
   1289             7.1250000000                           360                                    355                                    355
   1290             6.7500000000                           360                                    353                                    353
   1291             7.1250000000                           360                                    354                                    354
   1292             7.0000000000                           360                                    354                                    354
   1293             7.1250000000                           360                                    355                                    355
   1294             6.8750000000                           360                                    354                                    354
   1295             6.5000000000                           360                                    356                                    356
   1296             7.0000000000                           360                                    355                                    355
   1297             7.1250000000                           360                                    360                                    360
   1298             6.7500000000                           360                                    360                                    360
   1299             6.5550000000                           360                                    360                                    360
   1300             6.4950000000                           360                                    359                                    359
   1301             6.9350000000                           360                                    359                                    359
   1302             6.5400000000                           360                                    359                                    359
   1303             6.6800000000                           360                                    360                                    360
   1304             7.0000000000                           360                                    359                                    359
   1305             6.6200000000                           360                                    359                                    359
   1306             6.5000000000                           360                                    360                                    360
   1307             6.3300000000                           360                                    359                                    359
   1308             6.8750000000                           360                                    357                                    357
   1309             7.1250000000                           360                                    354                                    354
   1310             6.7500000000                           360                                    357                                    357
   1311             7.0000000000                           360                                    356                                    356
   1312             6.6250000000                           360                                    356                                    356
   1313             6.3750000000                           360                                    359                                    359
   1314             6.8750000000                           360                                    349                                    349
   1315             6.3750000000                           360                                    359                                    359
   1316             6.1250000000                           360                                    355                                    355
   1317             7.1250000000                           360                                    358                                    358
   1318             7.0000000000                           360                                    354                                    354
   1319             5.6250000000                           360                                    355                                    355
   1320             6.6250000000                           360                                    354                                    354
   1321             6.5000000000                           360                                    355                                    355
   1322             7.1250000000                           360                                    354                                    354
   1323             6.5000000000                           360                                    350                                    350
   1324             6.3750000000                           360                                    355                                    355
   1325             6.5000000000                           360                                    355                                    355
   1326             6.6250000000                           360                                    355                                    355
   1327             7.1250000000                           360                                    354                                    354
   1328             6.8750000000                           360                                    354                                    354
   1329             6.8750000000                           360                                    359                                    359
   1330             6.7000000000                           360                                    358                                    358
   1331             5.8750000000                           360                                    358                                    358
   1332             6.5000000000                           360                                    358                                    358
   1333             6.0000000000                           360                                    358                                    358
   1334             6.6250000000                           360                                    358                                    358
   1335             6.6250000000                           360                                    359                                    359
   1336             6.7500000000                           360                                    358                                    358
   1337             6.5000000000                           360                                    358                                    358
   1338             6.6250000000                           360                                    359                                    359
   1339             6.5000000000                           360                                    358                                    358
   1340             6.6250000000                           360                                    358                                    358
   1341             6.1250000000                           360                                    359                                    359
   1342             7.1250000000                           360                                    358                                    358
   1343             6.5800000000                           360                                    357                                    357
   1344             6.5000000000                           360                                    357                                    357
   1345             6.7500000000                           360                                    358                                    358
   1346             7.0000000000                           360                                    358                                    358
   1347             6.8750000000                           360                                    359                                    359
   1348             6.6240000000                           360                                    359                                    359
   1349             5.6250000000                           360                                    358                                    358
   1350             6.7500000000                           360                                    359                                    359
   1351             5.5000000000                           360                                    358                                    358
   1352             7.2100000000                           360                                    358                                    358
   1353             6.6250000000                           360                                    358                                    358
   1354             6.8750000000                           360                                    357                                    357
   1355             6.1250000000                           360                                    357                                    357
   1356             6.6250000000                           360                                    357                                    357
   1357             6.7650000000                           360                                    358                                    358
   1358             6.5000000000                           360                                    358                                    358
   1359             6.6250000000                           360                                    358                                    358
   1360             6.9750000000                           360                                    358                                    358
   1361             6.1250000000                           360                                    358                                    358
   1362             6.5000000000                           360                                    356                                    356
   1363             6.5000000000                           360                                    357                                    357
   1364             5.6250000000                           360                                    357                                    357
   1365             7.1250000000                           360                                    358                                    358
   1366             7.1250000000                           360                                    358                                    358
   1367             6.3750000000                           360                                    358                                    358
   1368             7.1250000000                           360                                    358                                    358
   1369             6.3750000000                           360                                    358                                    358
   1370             5.5000000000                           360                                    358                                    358
   1371             6.5000000000                           360                                    358                                    358
   1372             6.1250000000                           360                                    358                                    358
   1373             7.0000000000                           360                                    357                                    357
   1374             5.8750000000                           360                                    357                                    357
   1375             7.1250000000                           360                                    358                                    358
   1376             6.2500000000                           360                                    357                                    357
   1377             5.9000000000                           360                                    358                                    358
   1378             7.1250000000                           360                                    358                                    358
   1379             6.7500000000                           360                                    358                                    358
   1380             6.2500000000                           360                                    357                                    357
   1381             6.0000000000                           360                                    357                                    357
   1382             6.7500000000                           360                                    357                                    357
   1383             7.1250000000                           360                                    358                                    358
   1384             6.6250000000                           360                                    358                                    358
   1385             6.5000000000                           360                                    358                                    358
   1386             6.5000000000                           360                                    358                                    358
   1387             6.8750000000                           360                                    358                                    358
   1388             7.1250000000                           360                                    358                                    358
   1389             6.1250000000                           360                                    358                                    358
   1390             7.0000000000                           360                                    358                                    358
   1391             6.8750000000                           360                                    358                                    358
   1392             6.3750000000                           360                                    356                                    356
   1393             7.0000000000                           360                                    357                                    357
   1394             7.0000000000                           480                                    475                                    475
   1395             6.2500000000                           360                                    356                                    356
   1396             5.6250000000                           360                                    357                                    357
   1397             6.6250000000                           360                                    356                                    356
   1398             6.6250000000                           360                                    355                                    355
   1399             6.3750000000                           360                                    358                                    358
   1400             6.8750000000                           360                                    358                                    358
   1401             6.2500000000                           360                                    355                                    355
   1402             7.1250000000                           360                                    355                                    355
   1403             5.6250000000                           360                                    358                                    358
   1404             6.2500000000                           360                                    358                                    358
   1405             5.5000000000                           360                                    357                                    357
   1406             6.1250000000                           360                                    358                                    358
   1407             6.8750000000                           360                                    360                                    360
   1408             6.6250000000                           360                                    356                                    356
   1409             6.7500000000                           360                                    356                                    356
   1410             7.0000000000                           360                                    354                                    354
   1411             6.5000000000                           360                                    359                                    359
   1412             6.8750000000                           360                                    359                                    359
   1413             7.0000000000                           360                                    359                                    359
   1414             6.8750000000                           360                                    359                                    359
   1415             6.7000000000                           360                                    359                                    359
   1416             6.8750000000                           360                                    358                                    358
   1417             6.3500000000                           360                                    359                                    359
   1418             7.1250000000                           360                                    359                                    359
   1419             7.0000000000                           360                                    359                                    359
   1420             6.5000000000                           360                                    359                                    359
   1421             5.8750000000                           360                                    358                                    358
   1422             6.3750000000                           360                                    349                                    349
   1423             6.8750000000                           360                                    355                                    355
   1424             7.1250000000                           360                                    355                                    355
   1425             6.5000000000                           360                                    360                                    360
   1426             5.6250000000                           360                                    359                                    359
   1427             5.3750000000                           360                                    359                                    359
   1428             5.6250000000                           360                                    360                                    360
   1429             7.1250000000                           360                                    360                                    360
   1430             6.2500000000                           360                                    360                                    360
   1431             7.0000000000                           360                                    360                                    360
   1432             6.5000000000                           360                                    353                                    353
   1433             6.3750000000                           360                                    354                                    354
   1434             6.1250000000                           360                                    360                                    360
   1435             6.7500000000                           360                                    354                                    354
   1436             5.3750000000                           360                                    358                                    358
   1437             6.2500000000                           360                                    360                                    360
   1438             6.6250000000                           360                                    360                                    360
   1439             6.7500000000                           360                                    360                                    360
   1440             6.8750000000                           360                                    355                                    355
   1441             5.5000000000                           360                                    358                                    358
   1442             7.0000000000                           360                                    357                                    357
   1443             7.0000000000                           360                                    360                                    360
   1444             7.1250000000                           360                                    360                                    360
   1445             7.1250000000                           360                                    356                                    356
   1446             6.6250000000                           360                                    358                                    358
   1447             7.0000000000                           360                                    360                                    360
   1448             6.2500000000                           360                                    359                                    359
   1449             6.0000000000                           360                                    360                                    360
   1450             5.8750000000                           360                                    353                                    353
   1451             4.6250000000                           360                                    359                                    359
   1452             7.1250000000                           360                                    360                                    360
   1453             6.5000000000                           360                                    360                                    360
   1454             6.8750000000                           360                                    360                                    360
   1455             6.5000000000                           360                                    359                                    359
   1456             7.0000000000                           360                                    359                                    359
   1457             6.3750000000                           360                                    359                                    359
   1458             5.5000000000                           360                                    351                                    351
   1459             7.1250000000                           360                                    360                                    360
   1460             5.7500000000                           360                                    359                                    359
   1461             7.0000000000                           360                                    360                                    360
   1462             6.0000000000                           360                                    360                                    360
   1463             5.6250000000                           360                                    360                                    360
   1464             6.3750000000                           360                                    360                                    360
   1465             6.7500000000                           360                                    359                                    359
   1466             5.5000000000                           360                                    359                                    359
   1467             6.5000000000                           360                                    360                                    360
   1468             5.9300000000                           360                                    360                                    360
   1469             5.6250000000                           360                                    359                                    359
   1470             6.0000000000                           360                                    360                                    360
   1471             6.3750000000                           360                                    360                                    360
   1472             6.6250000000                           360                                    359                                    359
   1473             6.4800000000                           360                                    359                                    359
   1474             6.4300000000                           360                                    359                                    359
   1475             7.0850000000                           360                                    359                                    359
   1476             6.7350000000                           360                                    359                                    359
   1477             7.1800000000                           360                                    360                                    360
   1478             6.3100000000                           360                                    358                                    358
   1479             6.9350000000                           360                                    359                                    359
   1480             6.7500000000                           360                                    359                                    359
   1481             6.8950000000                           360                                    359                                    359
   1482             6.6250000000                           360                                    359                                    359
   1483             6.3750000000                           360                                    357                                    357
   1484             6.7500000000                           360                                    357                                    357
   1485             6.7500000000                           360                                    359                                    359
   1486             5.3750000000                           360                                    359                                    359
   1487             6.3750000000                           360                                    359                                    359
   1488             6.2500000000                           360                                    359                                    359
   1489             6.6250000000                           360                                    359                                    359
   1490             6.8750000000                           360                                    357                                    357
   1491             6.5000000000                           360                                    359                                    359
   1492             6.7700000000                           360                                    359                                    359
   1493             7.0400000000                           360                                    357                                    357
   1494             7.0000000000                           360                                    359                                    359
   1495             7.1250000000                           360                                    359                                    359
   1496             4.8750000000                           360                                    358                                    358
   1497             6.8200000000                           360                                    359                                    359
   1498             6.7500000000                           360                                    359                                    359
   1499             6.3750000000                           360                                    357                                    357
   1500             6.0000000000                           360                                    358                                    358
   1501             5.3750000000                           360                                    358                                    358
   1502             7.0000000000                           360                                    356                                    356
   1503             6.9400000000                           360                                    359                                    359
   1504             5.5000000000                           360                                    359                                    359
   1505             6.8750000000                           360                                    359                                    359
   1506             7.1250000000                           360                                    355                                    355
   1507             6.8750000000                           360                                    351                                    351
   1508             6.2500000000                           360                                    353                                    353
   1509             6.8750000000                           360                                    354                                    354
   1510             6.7500000000                           360                                    352                                    352
   1511             6.7500000000                           360                                    354                                    354
   1512             6.6250000000                           360                                    355                                    355
   1513             7.1250000000                           360                                    353                                    353
   1514             6.6250000000                           360                                    359                                    359
   1515             7.0000000000                           360                                    355                                    355
   1516             6.8750000000                           360                                    354                                    354
   1517             7.0000000000                           360                                    355                                    355
   1518             6.7500000000                           360                                    356                                    356
   1519             6.8750000000                           360                                    355                                    355
   1520             6.6250000000                           360                                    355                                    355
   1521             7.1250000000                           360                                    355                                    355
   1522             7.1250000000                           360                                    356                                    356
   1523             7.1250000000                           360                                    357                                    357
   1524             6.8750000000                           360                                    356                                    356
   1525             6.0000000000                           360                                    359                                    359
   1526             6.6240000000                           360                                    358                                    358
   1527             7.1250000000                           360                                    357                                    357
   1528             6.6250000000                           360                                    358                                    358
   1529             5.8750000000                           360                                    358                                    358
   1530             7.1250000000                           360                                    358                                    358
   1531             6.8750000000                           360                                    357                                    357
   1532             6.2500000000                           360                                    358                                    358
   1533             7.1250000000                           360                                    359                                    359
   1534             7.1250000000                           360                                    358                                    358
   1535             7.1250000000                           360                                    357                                    357
   1536             7.0000000000                           360                                    358                                    358
   1537             6.2500000000                           360                                    357                                    357
   1538             7.0000000000                           360                                    358                                    358
   1539             6.7500000000                           360                                    359                                    359
   1540             6.5000000000                           360                                    357                                    357
   1541             6.5000000000                           360                                    358                                    358
   1542             5.8750000000                           360                                    358                                    358
   1543             6.3750000000                           360                                    359                                    359
   1544             5.7500000000                           360                                    358                                    358
   1545             6.3750000000                           360                                    358                                    358
   1546             7.0000000000                           360                                    359                                    359
   1547             7.1250000000                           360                                    358                                    358
   1548             6.8750000000                           360                                    358                                    358
   1549             5.6240000000                           360                                    358                                    358
   1550             6.8600000000                           360                                    358                                    358
   1551             6.1250000000                           360                                    359                                    359
   1552             7.1250000000                           360                                    358                                    358
   1553             6.3750000000                           360                                    359                                    359
   1554             6.4100000000                           360                                    358                                    358
   1555             6.7500000000                           360                                    358                                    358
   1556             7.1300000000                           360                                    359                                    359
   1557             6.3600000000                           360                                    358                                    358
   1558             6.7500000000                           360                                    358                                    358
   1559             5.8750000000                           360                                    356                                    356
   1560             6.6250000000                           360                                    358                                    358
   1561             7.1300000000                           360                                    358                                    358
   1562             5.2500000000                           360                                    358                                    358
   1563             7.0550000000                           360                                    358                                    358
   1564             6.4800000000                           360                                    358                                    358
   1565             6.2800000000                           360                                    359                                    359
   1566             5.3750000000                           360                                    358                                    358
   1567             7.0550000000                           360                                    358                                    358
   1568             6.6250000000                           360                                    358                                    358
   1569             6.8700000000                           360                                    359                                    359
   1570             6.3200000000                           360                                    359                                    359
   1571             6.7500000000                           360                                    359                                    359
   1572             6.5000000000                           360                                    357                                    357
   1573             6.4050000000                           360                                    359                                    359
   1574             7.2250000000                           360                                    357                                    357
   1575             7.0600000000                           360                                    359                                    359
   1576             5.3750000000                           360                                    359                                    359
   1577             5.7500000000                           360                                    358                                    358
   1578             6.6250000000                           360                                    359                                    359
   1579             6.9750000000                           360                                    358                                    358
   1580             7.1250000000                           360                                    357                                    357
   1581             6.7500000000                           360                                    358                                    358
   1582             6.8750000000                           360                                    357                                    357
   1583             5.2900000000                           360                                    359                                    359
   1584             6.1250000000                           360                                    359                                    359
   1585             6.6250000000                           360                                    358                                    358
   1586             5.8750000000                           360                                    359                                    359
   1587             6.8750000000                           360                                    358                                    358
   1588             7.1650000000                           360                                    359                                    359
   1589             6.7500000000                           360                                    358                                    358
   1590             6.5000000000                           360                                    358                                    358
   1591             6.2500000000                           360                                    359                                    359
   1592             6.3750000000                           360                                    359                                    359
   1593             6.6250000000                           360                                    351                                    351
   1594             6.3750000000                           360                                    359                                    359
   1595             7.1250000000                           360                                    359                                    359
   1596             6.6400000000                           360                                    359                                    359
   1597             6.9750000000                           360                                    359                                    359
   1598             6.6250000000                           360                                    358                                    358
   1599             7.1000000000                           360                                    359                                    359
   1600             6.5000000000                           360                                    359                                    359
   1601             6.8750000000                           360                                    358                                    358
   1602             6.5000000000                           360                                    359                                    359
   1603             6.9850000000                           360                                    359                                    359
   1604             5.8750000000                           360                                    357                                    357
   1605             6.1250000000                           360                                    359                                    359
   1606             7.2200000000                           360                                    359                                    359
   1607             5.6250000000                           360                                    358                                    358
   1608             6.5000000000                           360                                    359                                    359
   1609             6.0000000000                           360                                    344                                    344
   1610             6.1250000000                           360                                    355                                    355
   1611             6.8750000000                           360                                    358                                    358
   1612             5.3750000000                           360                                    350                                    350
   1613             6.5000000000                           360                                    356                                    356
   1614             6.3750000000                           360                                    350                                    350
   1615             7.1250000000                           360                                    353                                    353
   1616             7.1250000000                           360                                    354                                    354
   1617             6.7500000000                           360                                    354                                    354
   1618             6.5000000000                           360                                    351                                    351
   1619             6.3750000000                           360                                    355                                    355
   1620             7.0000000000                           360                                    356                                    356
   1621             6.5000000000                           360                                    355                                    355
   1622             5.1250000000                           360                                    353                                    353
   1623             5.7500000000                           360                                    353                                    353
   1624             6.7500000000                           360                                    353                                    353
   1625             6.6450000000                           360                                    359                                    359
   1626             6.8750000000                           360                                    359                                    359
   1627             6.3850000000                           360                                    359                                    359
   1628             7.1350000000                           360                                    359                                    359
   1629             6.1100000000                           360                                    358                                    358
   1630             6.6250000000                           360                                    359                                    359
   1631             7.1650000000                           360                                    358                                    358
   1632             6.7500000000                           360                                    359                                    359
   1633             6.7500000000                           360                                    359                                    359
   1634             6.2500000000                           360                                    358                                    358
   1635             6.0000000000                           360                                    358                                    358
   1636             5.8750000000                           360                                    359                                    359
   1637             6.5000000000                           360                                    359                                    359
   1638             6.8650000000                           360                                    358                                    358
   1639             6.0000000000                           360                                    358                                    358
   1640             5.1250000000                           360                                    358                                    358
   1641             6.1150000000                           360                                    359                                    359
   1642             6.7650000000                           360                                    359                                    359
   1643             6.0900000000                           360                                    359                                    359
   1644             7.0550000000                           360                                    359                                    359
   1645             6.6250000000                           360                                    359                                    359
   1646             6.4300000000                           360                                    359                                    359
   1647             6.7500000000                           360                                    359                                    359
   1648             7.1250000000                           360                                    358                                    358
   1649             5.8750000000                           360                                    358                                    358
   1650             6.6250000000                           360                                    358                                    358
   1651             7.2250000000                           360                                    299                                    299
   1652             6.7500000000                           360                                    312                                    312
   1653             6.6100000000                           360                                    292                                    292
   1654             7.3750000000                           360                                    307                                    307
   1655             7.1100000000                           360                                    293                                    293
   1656             6.9850000000                           360                                    280                                    280
   1657             7.3750000000                           360                                    307                                    307
   1658             7.6100000000                           360                                    285                                    285
   1659             7.2500000000                           360                                    306                                    306
   1660             7.5000000000                           360                                    310                                    310
   1661             7.3600000000                           360                                    283                                    283
   1662             6.7500000000                           360                                    314                                    314
   1663             7.5000000000                           180                                    130                                    130
   1664             5.6250000000                           360                                    306                                    306
   1665             9.6250000000                           360                                    322                                    322
   1666             6.8750000000                           360                                    294                                    294
   1667             7.5000000000                           360                                    315                                    315
   1668             6.9720000000                           360                                    274                                    274
   1669             7.0000000000                           360                                    315                                    315
   1670             7.3750000000                           360                                    322                                    322
   1671             6.0000000000                           360                                    304                                    304
   1672             7.5000000000                           360                                    299                                    299
   1673             7.3750000000                           360                                    299                                    299
   1674             7.5000000000                           360                                    298                                    298
   1675             7.3750000000                           360                                    295                                    295
   1676             7.0970000000                           360                                    295                                    295
   1677             7.6250000000                           360                                    297                                    297
   1678             7.5000000000                           360                                    298                                    298
   1679             5.1250000000                           360                                    312                                    312
   1680             6.1250000000                           360                                    299                                    299
   1681             7.7500000000                           360                                    322                                    322
   1682             8.3750000000                           360                                    321                                    321
   1683             8.3750000000                           360                                    321                                    321
   1684             6.6250000000                           360                                    320                                    320
   1685             6.8750000000                           360                                    313                                    313
   1686             4.3750000000                           360                                    316                                    316
   1687             7.3750000000                           360                                    322                                    322
   1688             7.6250000000                           360                                    321                                    321
   1689             7.2500000000                           360                                    322                                    322
   1690             7.5000000000                           360                                    295                                    295
   1691             7.6250000000                           360                                    298                                    298
   1692             7.3750000000                           360                                    322                                    322
   1693             7.3750000000                           360                                    322                                    322
   1694             7.2450000000                           360                                    319                                    319
   1695             7.6250000000                           360                                    297                                    297
   1696             6.8750000000                           360                                    297                                    297
   1697             8.2500000000                           360                                    322                                    322
   1698             8.3750000000                           360                                    321                                    321
   1699             6.3750000000                           360                                    322                                    322
   1700             7.7500000000                           360                                    322                                    322
   1701             6.6250000000                           360                                    294                                    294
   1702             7.7500000000                           360                                    321                                    321
   1703             6.0000000000                           360                                    318                                    318
   1704             6.1250000000                           360                                    318                                    318
   1705             5.5000000000                           360                                    318                                    318
   1706             5.7500000000                           360                                    318                                    318
   1707             10.0000000000                          360                                    323                                    323
   1708             11.2500000000                          360                                    318                                    318
   1709             9.0000000000                           360                                    318                                    318
   1710             5.2500000000                           360                                    310                                    310
   1711             13.1250000000                          360                                    321                                    321
   1712             10.2500000000                          360                                    320                                    320
   1713             6.0000000000                           360                                    300                                    300
   1714             5.5000000000                           360                                    317                                    317
   1715             5.6250000000                           360                                    318                                    318
   1716             5.2500000000                           360                                    318                                    318
   1717             10.0000000000                          360                                    317                                    317
   1718             8.5000000000                           360                                    322                                    322
   1719             7.3750000000                           360                                    316                                    316
   1720             7.2220000000                           360                                    283                                    283
   1721             6.6250000000                           360                                    315                                    315
   1722             7.7500000000                           360                                    316                                    316
   1723             10.1250000000                          360                                    321                                    321
   1724             7.6250000000                           360                                    318                                    318
   1725             11.6750000000                          360                                    320                                    320
   1726             7.0000000000                           360                                    294                                    294
   1727             9.2500000000                           360                                    322                                    322
   1728             7.1200000000                           360                                    318                                    318
   1729             5.6250000000                           360                                    320                                    320
   1730             4.8750000000                           360                                    312                                    312
   1731             4.7500000000                           360                                    315                                    315
   1732             8.2500000000                           360                                    317                                    317
   1733             4.3750000000                           360                                    310                                    310
   1734             5.5000000000                           360                                    315                                    315
   1735             8.2500000000                           300                                    238                                    238
   1736             7.1250000000                           360                                    319                                    319
   1737             9.5000000000                           360                                    321                                    321
   1738             10.0000000000                          360                                    322                                    322
   1739             6.0000000000                           360                                    322                                    322
   1740             9.0000000000                           360                                    322                                    322
   1741             8.3750000000                           360                                    319                                    319
   1742             9.2500000000                           360                                    319                                    319
   1743             4.8750000000                           360                                    316                                    316
   1744             5.1250000000                           360                                    316                                    316
   1745             4.1250000000                           360                                    316                                    316
   1746             7.0000000000                           360                                    299                                    299
   1747             4.7500000000                           360                                    316                                    316
   1748             7.0000000000                           360                                    319                                    319
   1749             5.0000000000                           360                                    316                                    316
   1750             5.1250000000                           360                                    317                                    317
   1751             6.8750000000                           360                                    255                                    255
   1752             7.3750000000                           360                                    319                                    319
   1753             7.7500000000                           360                                    317                                    317
   1754             6.3450000000                           360                                    293                                    293
   1755             7.7500000000                           360                                    322                                    322
   1756             5.6250000000                           360                                    293                                    293
   1757             7.6250000000                           360                                    318                                    318
   1758             6.5950000000                           360                                    295                                    295
   1759             7.2220000000                           360                                    287                                    287
   1760             5.3750000000                           360                                    322                                    322
   1761             5.5000000000                           360                                    322                                    322
   1762             5.6250000000                           360                                    322                                    322
   1763             4.5000000000                           360                                    315                                    315
   1764             7.5000000000                           360                                    321                                    321
   1765             5.5000000000                           360                                    323                                    323
   1766             6.1250000000                           360                                    322                                    322
   1767             6.0000000000                           360                                    323                                    323
   1768             6.1250000000                           360                                    324                                    324
   1769             6.1250000000                           360                                    323                                    323
   1770             5.5000000000                           360                                    323                                    323
   1771             5.3750000000                           360                                    324                                    324
   1772             5.1250000000                           360                                    324                                    324
   1773             5.2500000000                           360                                    324                                    324
   1774             5.2500000000                           360                                    325                                    325
   1775             5.1250000000                           360                                    325                                    325
   1776             3.7500000000                           360                                    324                                    324
   1777             6.2500000000                           360                                    324                                    324
   1778             5.3750000000                           360                                    323                                    323
   1779             7.2500000000                           360                                    323                                    323
   1780             5.6250000000                           360                                    324                                    324
   1781             5.6250000000                           360                                    323                                    323
   1782             4.8750000000                           360                                    325                                    325
   1783             5.2500000000                           360                                    324                                    324
   1784             4.5000000000                           360                                    325                                    325
   1785             5.0000000000                           360                                    324                                    324
   1786             5.5000000000                           360                                    324                                    324
   1787             4.6250000000                           360                                    324                                    324
   1788             4.2500000000                           360                                    325                                    325
   1789             4.5000000000                           360                                    321                                    321
   1790             7.0000000000                           360                                    321                                    321
   1791             5.3750000000                           360                                    322                                    322
   1792             6.1250000000                           360                                    322                                    322
   1793             5.2500000000                           360                                    321                                    321
   1794             5.1250000000                           360                                    322                                    322
   1795             6.1250000000                           360                                    321                                    321
   1796             4.5000000000                           360                                    321                                    321
   1797             4.0000000000                           360                                    321                                    321
   1798             6.2500000000                           360                                    322                                    322
   1799             7.3750000000                           360                                    321                                    321
   1800             4.5000000000                           360                                    321                                    321
   1801             7.3750000000                           360                                    321                                    321
   1802             6.1250000000                           360                                    322                                    322
   1803             6.5000000000                           360                                    321                                    321
   1804             4.3750000000                           360                                    321                                    321
   1805             6.1250000000                           360                                    321                                    321
   1806             5.5000000000                           360                                    320                                    320
   1807             7.5000000000                           360                                    320                                    320
   1808             4.0000000000                           360                                    320                                    320
   1809             6.0000000000                           360                                    320                                    320
   1810             3.8750000000                           360                                    321                                    321
   1811             6.8750000000                           360                                    321                                    321
   1812             7.5000000000                           360                                    320                                    320
   1813             4.8750000000                           360                                    321                                    321
   1814             6.2500000000                           360                                    320                                    320
   1815             7.1250000000                           360                                    321                                    321
   1816             7.1250000000                           360                                    318                                    318
   1817             4.8750000000                           360                                    320                                    320
   1818             5.0000000000                           360                                    321                                    321
   1819             7.3750000000                           360                                    321                                    321
   1820             5.6250000000                           360                                    321                                    321
   1821             4.0000000000                           360                                    320                                    320
   1822             4.5000000000                           360                                    320                                    320
   1823             6.5000000000                           360                                    321                                    321
   1824             7.7500000000                           360                                    322                                    322
   1825             4.5000000000                           360                                    323                                    323
   1826             5.3750000000                           360                                    324                                    324
   1827             5.7500000000                           360                                    324                                    324
   1828             6.1100000000                           360                                    295                                    295
   1829             6.6100000000                           360                                    294                                    294
   1830             6.8450000000                           360                                    292                                    292
   1831             6.6250000000                           360                                    295                                    295
   1832             7.2350000000                           360                                    295                                    295
   1833             6.0000000000                           360                                    323                                    323
   1834             6.2500000000                           360                                    322                                    322
   1835             6.0000000000                           360                                    322                                    322
   1836             6.2500000000                           360                                    323                                    323
   1837             5.0000000000                           360                                    323                                    323
   1838             4.2500000000                           360                                    320                                    320
   1839             7.2500000000                           360                                    321                                    321
   1840             6.3750000000                           360                                    322                                    322
   1841             6.7500000000                           360                                    321                                    321
   1842             6.2500000000                           360                                    321                                    321
   1843             5.6250000000                           360                                    321                                    321
   1844             4.8750000000                           360                                    320                                    320
   1845             5.5000000000                           360                                    321                                    321
   1846             7.5000000000                           360                                    320                                    320
   1847             4.1250000000                           360                                    320                                    320
   1848             6.8750000000                           360                                    321                                    321
   1849             4.2500000000                           360                                    320                                    320
   1850             7.5000000000                           360                                    321                                    321
   1851             7.3200000000                           360                                    318                                    318
   1852             7.2500000000                           360                                    322                                    322
   1853             7.3200000000                           360                                    321                                    321
   1854             7.3200000000                           360                                    323                                    323
   1855             7.8750000000                           360                                    321                                    321
   1856             7.3200000000                           360                                    320                                    320
   1857             7.3200000000                           360                                    315                                    315
   1858             7.3200000000                           360                                    319                                    319
   1859             7.5000000000                           360                                    321                                    321
   1860             7.3200000000                           360                                    316                                    316
   1861             7.3200000000                           360                                    319                                    319
   1862             7.3750000000                           360                                    318                                    318
   1863             10.2500000000                          360                                    314                                    314
   1864             7.6250000000                           360                                    314                                    314
   1865             7.3750000000                           360                                    319                                    319
   1866             7.3200000000                           360                                    317                                    317
   1867             7.2500000000                           360                                    314                                    314
   1868             7.5000000000                           360                                    321                                    321
   1869             7.3750000000                           360                                    322                                    322
   1870             7.3200000000                           360                                    322                                    322
   1871             7.3200000000                           360                                    320                                    320
   1872             7.3200000000                           360                                    318                                    318
   1873             7.5000000000                           360                                    321                                    321
   1874             9.1250000000                           360                                    319                                    319
   1875             6.5000000000                           360                                    317                                    317
   1876             10.1250000000                          360                                    316                                    316
   1877             7.3750000000                           360                                    319                                    319
   1878             7.3200000000                           360                                    315                                    315
   1879             5.8750000000                           360                                    321                                    321
   1880             6.1250000000                           360                                    320                                    320
   1881             5.6250000000                           360                                    320                                    320
   1882             4.3750000000                           360                                    320                                    320
   1883             4.7500000000                           360                                    320                                    320
   1884             5.1250000000                           360                                    321                                    321
   1885             5.2500000000                           360                                    321                                    321
   1886             6.5000000000                           360                                    321                                    321
   1887             5.3750000000                           360                                    320                                    320
   1888             5.0000000000                           360                                    321                                    321
   1889             5.1250000000                           360                                    321                                    321
   1890             6.5000000000                           360                                    320                                    320
   1891             6.7500000000                           360                                    320                                    320
   1892             7.3750000000                           360                                    317                                    317
   1893             7.7500000000                           360                                    316                                    316
   1894             7.7500000000                           360                                    320                                    320
   1895             6.3450000000                           360                                    294                                    294
   1896             7.2500000000                           360                                    292                                    292
   1897             7.5000000000                           360                                    292                                    292
   1898             7.5000000000                           360                                    298                                    298
   1899             8.2500000000                           360                                    322                                    322
   1900             7.7500000000                           360                                    322                                    322
   1901             7.7500000000                           360                                    322                                    322
   1902             5.0000000000                           360                                    322                                    322
   1903             7.0000000000                           360                                    293                                    293
   1904             7.3750000000                           360                                    296                                    296
   1905             7.8750000000                           360                                    321                                    321
   1906             6.2200000000                           360                                    294                                    294
   1907             6.5000000000                           360                                    293                                    293
   1908             4.8750000000                           360                                    316                                    316
   1909             6.6250000000                           360                                    295                                    295
   1910             7.3750000000                           360                                    317                                    317
   1911             6.8750000000                           360                                    293                                    293
   1912             5.7500000000                           360                                    315                                    315
   1913             4.6250000000                           360                                    315                                    315
   1914             7.7500000000                           360                                    322                                    322
   1915             7.0000000000                           360                                    320                                    320
   1916             7.8750000000                           360                                    321                                    321
   1917             6.5000000000                           360                                    321                                    321
   1918             7.3750000000                           360                                    320                                    320
   1919             4.6250000000                           360                                    320                                    320
   1920             4.6250000000                           360                                    319                                    319
   1921             5.2500000000                           360                                    321                                    321
   1922             5.5000000000                           360                                    320                                    320
   1923             4.5000000000                           360                                    320                                    320
   1924             5.3750000000                           360                                    320                                    320
   1925             5.3750000000                           360                                    318                                    318
   1926             5.7500000000                           360                                    320                                    320
   1927             6.2500000000                           360                                    320                                    320
   1928             5.1250000000                           360                                    320                                    320
   1929             5.3750000000                           360                                    320                                    320
   1930             4.6250000000                           360                                    321                                    321
   1931             4.8750000000                           360                                    320                                    320
   1932             4.5000000000                           360                                    320                                    320
   1933             4.7500000000                           360                                    321                                    321
   1934             5.7500000000                           360                                    320                                    320
   1935             5.5000000000                           360                                    319                                    319
   1936             4.5000000000                           360                                    319                                    319
   1937             4.8750000000                           360                                    320                                    320
   1938             5.0000000000                           360                                    320                                    320
   1939             4.7500000000                           360                                    319                                    319
   1940             4.5000000000                           360                                    319                                    319
   1941             5.8750000000                           360                                    319                                    319
   1942             5.5000000000                           360                                    319                                    319
   1943             5.2500000000                           360                                    320                                    320
   1944             5.2500000000                           360                                    319                                    319
   1945             5.1250000000                           360                                    320                                    320
   1946             5.0000000000                           360                                    320                                    320
   1947             5.0000000000                           360                                    319                                    319
   1948             5.2500000000                           360                                    320                                    320
   1949             5.2500000000                           360                                    320                                    320
   1950             4.1250000000                           360                                    320                                    320
   1951             5.1250000000                           360                                    320                                    320
   1952             4.8750000000                           360                                    320                                    320
   1953             5.2500000000                           360                                    320                                    320
   1954             4.2500000000                           360                                    320                                    320
   1955             3.8750000000                           360                                    319                                    319
   1956             4.2500000000                           360                                    320                                    320
   1957             4.6250000000                           360                                    320                                    320
   1958             5.1250000000                           360                                    320                                    320
   1959             4.6250000000                           360                                    320                                    320
   1960             5.8750000000                           360                                    320                                    320
   1961             4.7500000000                           360                                    320                                    320
   1962             4.8750000000                           360                                    319                                    319
   1963             4.3750000000                           360                                    319                                    319
   1964             4.7500000000                           360                                    320                                    320
   1965             4.7500000000                           360                                    320                                    320
   1966             4.7500000000                           360                                    319                                    319
   1967             4.6250000000                           360                                    320                                    320
   1968             4.0000000000                           360                                    320                                    320
   1969             3.6250000000                           360                                    320                                    320
   1970             5.2500000000                           360                                    320                                    320
   1971             4.2500000000                           360                                    319                                    319
   1972             5.7500000000                           360                                    319                                    319
   1973             5.1250000000                           360                                    320                                    320
   1974             4.3750000000                           360                                    320                                    320
   1975             5.6250000000                           360                                    320                                    320
   1976             5.5000000000                           360                                    318                                    318
   1977             5.1250000000                           360                                    318                                    318
   1978             5.0000000000                           360                                    318                                    318
   1979             4.6250000000                           360                                    318                                    318
   1980             4.2500000000                           360                                    318                                    318
   1981             6.5000000000                           360                                    318                                    318
   1982             5.0000000000                           360                                    318                                    318
   1983             5.8750000000                           360                                    318                                    318
   1984             4.1250000000                           180                                    137                                    137
   1985             5.1250000000                           360                                    319                                    319
   1986             5.2500000000                           360                                    318                                    318
   1987             5.6250000000                           360                                    317                                    317
   1988             5.8750000000                           360                                    318                                    318
   1989             5.2500000000                           360                                    317                                    317
   1990             4.5000000000                           360                                    319                                    319
   1991             4.6250000000                           360                                    319                                    319
   1992             5.0000000000                           360                                    319                                    319
   1993             6.1250000000                           360                                    322                                    322
   1994             7.2500000000                           360                                    322                                    322
   1995             6.1250000000                           360                                    322                                    322
   1996             3.7500000000                           360                                    322                                    322
   1997             4.8750000000                           360                                    323                                    323
   1998             6.3750000000                           360                                    323                                    323
   1999             5.8750000000                           360                                    323                                    323
   2000             6.5170000000                           360                                    321                                    321
   2001             6.1250000000                           360                                    322                                    322
   2002             4.8750000000                           360                                    315                                    315
   2003             7.3750000000                           360                                    321                                    321
   2004             6.7500000000                           360                                    322                                    322
   2005             5.6250000000                           360                                    323                                    323
   2006             5.8750000000                           360                                    323                                    323
   2007             5.1250000000                           360                                    323                                    323
   2008             5.3750000000                           360                                    322                                    322
   2009             5.8750000000                           360                                    322                                    322
   2010             5.8750000000                           360                                    322                                    322
   2011             5.2500000000                           360                                    323                                    323
   2012             5.7500000000                           360                                    323                                    323
   2013             6.5000000000                           360                                    322                                    322
   2014             4.7500000000                           360                                    318                                    318
   2015             4.2500000000                           360                                    323                                    323
   2016             6.1250000000                           360                                    323                                    323
   2017             5.0000000000                           360                                    322                                    322
   2018             5.1250000000                           360                                    323                                    323
   2019             6.3750000000                           360                                    322                                    322
   2020             6.3750000000                           360                                    323                                    323
   2021             5.8750000000                           360                                    322                                    322
   2022             6.0000000000                           360                                    323                                    323
   2023             5.0000000000                           360                                    323                                    323
   2024             5.3750000000                           360                                    323                                    323
   2025             5.0000000000                           360                                    322                                    322
   2026             5.2500000000                           360                                    323                                    323
   2027             4.8750000000                           360                                    323                                    323
   2028             7.2500000000                           360                                    322                                    322
   2029             4.3750000000                           360                                    323                                    323
   2030             6.0000000000                           360                                    322                                    322
   2031             5.5000000000                           360                                    320                                    320
   2032             5.2500000000                           360                                    323                                    323
   2033             4.2500000000                           360                                    321                                    321
   2034             6.8750000000                           360                                    322                                    322
   2035             5.6250000000                           360                                    322                                    322
   2036             7.3750000000                           360                                    321                                    321
   2037             6.5000000000                           360                                    322                                    322
   2038             4.7500000000                           360                                    320                                    320
   2039             7.6250000000                           360                                    321                                    321
   2040             5.7500000000                           360                                    323                                    323
   2041             5.5000000000                           360                                    323                                    323
   2042             5.8750000000                           360                                    322                                    322
   2043             7.0000000000                           360                                    322                                    322
   2044             6.0000000000                           360                                    323                                    323
   2045             5.5000000000                           360                                    321                                    321
   2046             5.0000000000                           360                                    323                                    323
   2047             7.8750000000                           360                                    322                                    322
   2048             4.6250000000                           360                                    323                                    323
   2049             7.1250000000                           360                                    321                                    321
   2050             5.6250000000                           360                                    322                                    322
   2051             4.1250000000                           360                                    320                                    320
   2052             7.2500000000                           360                                    322                                    322
   2053             6.2500000000                           360                                    322                                    322
   2054             5.8750000000                           360                                    323                                    323
   2055             5.7500000000                           360                                    321                                    321
   2056             4.7500000000                           360                                    322                                    322
   2057             7.3750000000                           360                                    321                                    321
   2058             4.7500000000                           360                                    322                                    322
   2059             5.6250000000                           360                                    322                                    322
   2060             4.7500000000                           360                                    322                                    322
   2061             7.3750000000                           360                                    322                                    322
   2062             6.5000000000                           360                                    320                                    320
   2063             6.5000000000                           360                                    323                                    323
   2064             4.1250000000                           360                                    320                                    320
   2065             5.8750000000                           360                                    323                                    323
   2066             5.8750000000                           360                                    322                                    322
   2067             6.5000000000                           360                                    323                                    323
   2068             4.6250000000                           360                                    317                                    317
   2069             5.5000000000                           360                                    317                                    317
   2070             4.6250000000                           360                                    317                                    317
   2071             5.2500000000                           360                                    317                                    317
   2072             7.2500000000                           360                                    317                                    317
   2073             5.7500000000                           360                                    317                                    317
   2074             3.2500000000                           360                                    317                                    317
   2075             4.7500000000                           360                                    316                                    316
   2076             4.5000000000                           360                                    318                                    318
   2077             5.6250000000                           360                                    319                                    319
   2078             4.6250000000                           360                                    317                                    317
   2079             4.3750000000                           360                                    317                                    317
   2080             6.3750000000                           360                                    320                                    320
   2081             5.2500000000                           360                                    318                                    318
   2082             6.3750000000                           360                                    318                                    318
   2083             6.1250000000                           360                                    318                                    318
   2084             6.1250000000                           360                                    318                                    318
   2085             5.6250000000                           360                                    318                                    318
   2086             5.5000000000                           360                                    318                                    318
   2087             4.8750000000                           360                                    319                                    319
   2088             7.1250000000                           360                                    318                                    318
   2089             4.7500000000                           360                                    318                                    318
   2090             5.5000000000                           360                                    317                                    317
   2091             4.3750000000                           360                                    317                                    317
   2092             5.0000000000                           360                                    318                                    318
   2093             5.0000000000                           360                                    319                                    319
   2094             4.8750000000                           360                                    317                                    317
   2095             7.5000000000                           360                                    315                                    315
   2096             5.1250000000                           360                                    317                                    317
   2097             5.6250000000                           360                                    315                                    315
   2098             6.6150000000                           360                                    314                                    314
   2099             5.0000000000                           360                                    317                                    317
   2100             4.1250000000                           360                                    317                                    317
   2101             5.5000000000                           360                                    317                                    317
   2102             5.6250000000                           360                                    317                                    317
   2103             5.6250000000                           360                                    319                                    319
   2104             5.0000000000                           360                                    319                                    319
   2105             4.8750000000                           360                                    319                                    319
   2106             5.3750000000                           360                                    319                                    319
   2107             5.1250000000                           360                                    319                                    319
   2108             4.5000000000                           360                                    318                                    318
   2109             5.8750000000                           360                                    319                                    319
   2110             5.7500000000                           360                                    319                                    319
   2111             5.8750000000                           360                                    320                                    320
   2112             5.7500000000                           360                                    318                                    318
   2113             5.8750000000                           360                                    318                                    318
   2114             4.3750000000                           360                                    318                                    318
   2115             5.0000000000                           360                                    319                                    319
   2116             5.7500000000                           360                                    319                                    319
   2117             4.6250000000                           360                                    319                                    319
   2118             4.8750000000                           360                                    320                                    320
   2119             5.3750000000                           360                                    314                                    314
   2120             5.7500000000                           360                                    319                                    319
   2121             5.7500000000                           360                                    319                                    319
   2122             4.6250000000                           360                                    318                                    318
   2123             5.3750000000                           360                                    319                                    319
   2124             5.0000000000                           360                                    319                                    319
   2125             4.1250000000                           360                                    319                                    319
   2126             5.0000000000                           360                                    318                                    318
   2127             5.5000000000                           360                                    318                                    318
   2128             4.2500000000                           360                                    319                                    319
   2129             4.8750000000                           360                                    319                                    319
   2130             5.0000000000                           360                                    320                                    320
   2131             4.6250000000                           360                                    320                                    320
   2132             4.8750000000                           360                                    319                                    319
   2133             4.2500000000                           360                                    319                                    319
   2134             3.8750000000                           360                                    319                                    319
   2135             5.7500000000                           360                                    319                                    319
   2136             4.3750000000                           360                                    319                                    319
   2137             4.6250000000                           360                                    318                                    318
   2138             4.5000000000                           360                                    319                                    319
   2139             8.2500000000                           360                                    317                                    317
   2140             7.6250000000                           360                                    297                                    297
   2141             9.1250000000                           360                                    315                                    315
   2142             5.8750000000                           360                                    319                                    319
   2143             8.1250000000                           360                                    315                                    315
   2144             7.7500000000                           360                                    321                                    321
   2145             7.1250000000                           360                                    291                                    291
   2146             7.3750000000                           360                                    296                                    296
   2147             4.1250000000                           360                                    315                                    315
   2148             7.1250000000                           360                                    290                                    290
   2149             8.3750000000                           360                                    321                                    321
   2150             5.3750000000                           360                                    320                                    320
   2151             8.2500000000                           360                                    322                                    322
   2152             5.3750000000                           360                                    318                                    318
   2153             5.8750000000                           360                                    318                                    318
   2154             6.2500000000                           360                                    317                                    317
   2155             6.5000000000                           360                                    319                                    319
   2156             6.1250000000                           360                                    321                                    321
   2157             6.3750000000                           360                                    317                                    317
   2158             7.6250000000                           360                                    321                                    321
   2159             6.3750000000                           360                                    317                                    317
   2160             6.1250000000                           360                                    317                                    317
   2161             6.2500000000                           360                                    318                                    318
   2162             5.7500000000                           360                                    318                                    318
   2163             6.5000000000                           360                                    318                                    318
   2164             6.0000000000                           360                                    318                                    318
   2165             5.3750000000                           360                                    318                                    318
   2166             7.7500000000                           360                                    317                                    317
   2167             8.0000000000                           360                                    314                                    314
   2168             5.1250000000                           360                                    315                                    315
   2169             7.6250000000                           360                                    312                                    312
   2170             5.8750000000                           360                                    317                                    317
   2171             7.3750000000                           360                                    299                                    299
   2172             10.0000000000                          360                                    316                                    316
   2173             7.6250000000                           360                                    312                                    312
   2174             5.6250000000                           360                                    304                                    304
   2175             4.5000000000                           360                                    317                                    317
   2176             8.0000000000                           360                                    308                                    308
   2177             5.7500000000                           360                                    304                                    304
   2178             5.2500000000                           360                                    314                                    314
   2179             6.1250000000                           360                                    316                                    316
   2180             5.7500000000                           360                                    316                                    316
   2181             5.1250000000                           360                                    319                                    319
   2182             8.0000000000                           360                                    317                                    317
   2183             9.7500000000                           360                                    317                                    317
   2184             9.0000000000                           360                                    319                                    319
   2185             12.1250000000                          360                                    317                                    317
   2186             10.0000000000                          360                                    318                                    318
   2187             5.5000000000                           360                                    316                                    316
   2188             9.1250000000                           360                                    319                                    319
   2189             4.8750000000                           360                                    316                                    316
   2190             6.6250000000                           360                                    298                                    298
   2191             9.3750000000                           360                                    321                                    321
   2192             6.1250000000                           360                                    302                                    302
   2193             9.7500000000                           360                                    322                                    322
   2194             11.9750000000                          360                                    320                                    320
   2195             6.0000000000                           360                                    303                                    303
   2196             7.2450000000                           360                                    311                                    311
   2197             6.2500000000                           360                                    298                                    298
   2198             6.1250000000                           360                                    299                                    299
   2199             6.3750000000                           360                                    311                                    311
   2200             7.0000000000                           360                                    312                                    312
   2201             6.0000000000                           360                                    313                                    313
   2202             5.1250000000                           360                                    314                                    314
   2203             4.8750000000                           360                                    315                                    315
   2204             4.7500000000                           360                                    315                                    315
   2205             5.3750000000                           360                                    311                                    311
   2206             10.0000000000                          360                                    319                                    319
   2207             7.5000000000                           360                                    316                                    316
   2208             5.7500000000                           360                                    298                                    298
   2209             7.7500000000                           360                                    313                                    313
   2210             8.0000000000                           360                                    314                                    314
   2211             7.8750000000                           360                                    315                                    315
   2212             5.0000000000                           360                                    315                                    315
   2213             5.6250000000                           360                                    315                                    315
   2214             5.1250000000                           360                                    315                                    315
   2215             5.5000000000                           360                                    315                                    315
   2216             5.3750000000                           360                                    316                                    316
   2217             5.1250000000                           360                                    316                                    316
   2218             5.0000000000                           360                                    317                                    317
   2219             6.3750000000                           360                                    314                                    314
   2220             5.1250000000                           360                                    317                                    317
   2221             5.2500000000                           360                                    317                                    317
   2222             6.1250000000                           360                                    308                                    308
   2223             6.1250000000                           360                                    316                                    316
   2224             6.1250000000                           360                                    313                                    313
   2225             6.0000000000                           360                                    314                                    314
   2226             5.7500000000                           360                                    314                                    314
   2227             8.0000000000                           360                                    314                                    314
   2228             5.6250000000                           360                                    316                                    316
   2229             10.1250000000                          360                                    315                                    315
   2230             5.3750000000                           360                                    315                                    315
   2231             9.5000000000                           360                                    321                                    321
   2232             7.0970000000                           360                                    287                                    287
   2233             5.7500000000                           360                                    322                                    322
   2234             6.7200000000                           360                                    294                                    294
   2235             5.8750000000                           360                                    316                                    316
   2236             6.2200000000                           360                                    295                                    295
   2237             7.3750000000                           360                                    320                                    320
   2238             6.5950000000                           360                                    294                                    294
   2239             7.3750000000                           360                                    310                                    310
   2240             6.9720000000                           360                                    273                                    273
   2241             5.0000000000                           360                                    315                                    315
   2242             6.3450000000                           360                                    295                                    295
   2243             6.4700000000                           360                                    294                                    294
   2244             9.1250000000                           360                                    322                                    322
   2245             6.8750000000                           360                                    293                                    293
   2246             7.3750000000                           360                                    296                                    296

 Loan No.    Gross Margin (%)     Initial Cap (%)    Periodic Cap (%)   Max Net Rate (%)
     1         2.2500000000        5.0000000000        2.0000000000       12.2500000000
     2         3.1350063615        3.9107614012        1.0000000000       14.0446192994
     3         2.2500000000        5.1654965441        1.1654965441       12.7904965441
     4         2.2500000000        5.0000000000        1.0000000000       11.2500000000
     5         2.2500000000        5.0000000000        1.0000000000       13.0000000000
     6         2.2500000000        5.0000000000        1.0000000000       13.1250000000
     7         2.2500000000        5.0000000000        1.0000000000       12.7500000000
     8         2.2500000000        5.6573446437        1.6573446437       12.1573446437
     9         2.2575440299        5.0468825924        1.0626284562       12.5468825924
    10         2.2500000000        5.0000000000        1.0000000000       13.1250000000
    11         2.2500000000        5.0000000000        1.0000000000       12.2500000000
    12         2.2500000000        5.0000000000        1.0000000000       13.0000000000
    13         2.2500000000        5.0000000000        1.0000000000       13.0000000000
    14         2.2500000000        5.0000000000        1.0000000000       12.6250000000
    15         2.2500000000        5.0000000000        1.0000000000       12.6250000000
    16         2.2500000000        5.0000000000        1.0000000000       12.6250000000
    17         2.2500000000        5.0000000000        1.0000000000       12.5000000000
    18         2.2500000000        2.0000000000        1.0000000000       14.2500000000
    19         2.2500000000        5.0000000000        1.0000000000       12.2500000000
    20         2.2500000000        6.0000000000        1.0000000000       14.3750000000
    21         2.2500000000        5.0000000000        1.0000000000       12.2500000000
    22         2.2500000000        6.0000000000        2.0000000000       12.8750000000
    23         2.2500000000        5.0000000000        1.0000000000       13.0000000000
    24         2.2500000000        2.0000000000        1.0000000000       12.0000000000
    25         2.2500000000        5.0000000000        1.0000000000       12.3750000000
    26         2.2500000000        5.0000000000        1.0000000000       12.8750000000
    27         2.3424496686        5.1848993372        1.1848993372       12.6848993372
    28         2.2500000000        3.0000000000        1.0000000000       11.5000000000
    29         2.2500000000        5.0000000000        1.0000000000       12.2500000000
    30         2.2500000000        5.0000000000        1.0000000000       13.0000000000
    31         2.2500000000        5.0648806391        1.0648806391       12.4398806391
    32         2.2500000000        4.5189448873        1.0000000000       12.6202637782
    33         2.2500000000        5.0000000000        1.0000000000       12.3750000000
    34         2.2500000000        5.0000000000        1.0000000000       12.3750000000
    35         2.2500000000        6.0000000000        2.0000000000       14.3750000000
    36         2.2500000000        5.0000000000        1.0000000000       13.0000000000
    37         2.2500000000        5.0000000000        1.0000000000       12.6250000000
    38         5.4000000000        5.0000000000        1.0000000000       13.3750000000
    39         2.2500000000        5.0000000000        1.0000000000       13.0000000000
    40         2.2500000000        5.0000000000        1.0000000000       12.2500000000
    41         2.4293278064        5.0000000000        1.0000000000       12.5000000000
    42         2.2500000000        6.0000000000        2.0000000000       13.1250000000
    43         2.2500000000        5.0000000000        1.0000000000       13.0000000000
    44         2.2500000000        5.0000000000        1.0000000000       12.2500000000
    45         2.2500000000        6.0000000000        2.0000000000       13.3750000000
    46         2.2500000000        5.0000000000        1.0000000000       13.0000000000
    47         2.2500000000        5.0320104232        1.0320104232       12.7820104232
    48         2.2500000000        5.0000000000        1.0000000000       12.7500000000
    49         2.2500000000        5.0000000000        1.0000000000       12.7500000000
    50         2.2963074343        5.0591290926        1.1517439611       12.5267439611
    51         2.2500000000        5.0000000000        1.0000000000       12.2500000000
    52         2.2500000000        5.0000000000        1.0000000000       12.3750000000
    53         2.2500000000        5.0000000000        1.0000000000       13.0000000000
    54         2.2500000000        5.0000000000        1.0000000000       13.0000000000
    55         2.2500000000        5.0000000000        2.0000000000       12.8750000000
    56         2.2500000000        5.0000000000        1.0000000000       13.0000000000
    57         2.2500000000        5.0000000000        1.0000000000       11.2500000000
    58         2.2500000000        5.0000000000        1.0000000000       13.0000000000
    59         2.2500000000        5.0000000000        1.0000000000       11.8750000000
    60         2.2500000000        3.0000000000        1.0000000000       13.1250000000
    61         2.2500000000        5.0000000000        1.0000000000       12.5000000000
    62         2.2500000000        5.0000000000        1.0000000000       12.5000000000
    63         2.2500000000        5.0000000000        1.0000000000       12.5000000000
    64         2.2500000000        5.0000000000        1.0000000000       12.8750000000
    65         2.2500000000        5.0000000000        1.0000000000       12.6250000000
    66         2.2500000000        2.0000000000        1.0000000000       11.2500000000
    67         2.2500000000        5.0000000000        1.0000000000       12.5000000000
    68         2.2500000000        5.0181437945        1.0377521648       13.0181437945
    69         2.2500000000        5.0000000000        1.0000000000       12.8750000000
    70         2.2500000000        5.0000000000        1.0000000000       13.0000000000
    71         2.2500000000        5.0000000000        1.0000000000       13.0000000000
    72         2.2500000000        5.0000000000        1.0000000000       12.5000000000
    73         2.2500000000        5.0000000000        1.0000000000       13.0000000000
    74         2.2500000000        5.0000000000        1.0000000000       13.0000000000
    75         2.2500000000        5.0000000000        1.0000000000       13.1250000000
    76         2.4911367806        5.4822735613        1.4822735613       12.8572735613
    77         2.2500000000        5.0000000000        1.0000000000       12.8750000000
    78         2.2500000000        5.0000000000        1.0000000000       12.3750000000
    79         2.2500000000        5.0000000000        1.0000000000       13.1250000000
    80         2.2500000000        5.0000000000        1.0000000000       13.0000000000
    81         2.2500000000        5.0000000000        1.0000000000       13.0000000000
    82         2.2500000000        5.0000000000        1.0000000000       12.5000000000
    83         3.3750000000        5.0000000000        1.0000000000       13.0000000000
    84         2.2500000000        2.0000000000        1.0000000000       12.6240000000
    85         2.2500000000        5.0000000000        1.0000000000       12.5000000000
    86         2.2500000000        5.0000000000        1.0000000000       12.3750000000
    87         2.2500000000        5.0000000000        1.0000000000       12.3750000000
    88         2.2500000000        5.0000000000        1.0000000000       12.6250000000
    89         2.2500000000        5.0000000000        1.0000000000       12.6250000000
    90         2.2500000000        2.0000000000        1.0000000000       13.3750000000
    91         2.2500000000        5.0000000000        1.0000000000       12.8750000000
    92         2.2500000000        3.0000000000        2.0000000000       10.8750000000
    93         2.2500000000        5.0000000000        1.0000000000       13.0000000000
    94         2.2500000000        5.0000000000        1.0000000000       12.3750000000
    95         2.2500000000        5.0000000000        1.0000000000       12.7500000000
    96         2.2500000000        5.0000000000        1.0000000000       11.7500000000
    97         2.2500000000        5.0000000000        1.0000000000       12.5000000000
    98         2.2500000000        5.0000000000        1.0000000000       12.3750000000
    99         2.2500000000        5.0000000000        1.0000000000       12.6250000000
    100        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    101        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    102        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    103        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    104        2.2500000000        5.0000000000        1.0000000000       11.8750000000
    105        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    106        2.2500000000        2.0000000000        2.0000000000       11.6250000000
    107        2.2500000000        2.0000000000        2.0000000000       12.1250000000
    108        2.2500000000        2.0000000000        2.0000000000       12.1250000000
    109        2.2500000000        2.0000000000        2.0000000000       12.0000000000
    110        2.2500000000        2.0000000000        2.0000000000       12.3750000000
    111        2.2500000000        2.0000000000        2.0000000000       12.6250000000
    112        2.2500000000        2.0000000000        2.0000000000       12.5000000000
    113        2.2500000000        2.0000000000        2.0000000000       12.3750000000
    114        2.2500000000        2.0000000000        2.0000000000       12.5000000000
    115        2.5245208599        2.0000000000        2.0000000000       12.8750000000
    116        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    117        2.2500000000        5.0000000000        2.0000000000       12.3805555556
    118        2.2500000000        5.0000000000        2.0000000000       12.4475283962
    119        2.2500000000        5.0000000000        2.0000000000       12.2007754358
    120        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    121        2.2500000000        5.0000000000        1.0000000000       11.8750000000
    122        2.2500000000        5.0000000000        1.0000000000       11.5000000000
    123        2.2500000000        5.0000000000        1.0000000000       11.8750000000
    124        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    125        2.2500000000        5.3157324234        1.3157324234       12.5657324234
    126        2.7500000000        6.0000000000        2.0000000000       12.0000000000
    127        2.7500000000        6.0000000000        2.0000000000       13.1250000000
    128        2.7500000000        6.0000000000        2.0000000000       11.8750000000
    129        2.7500000000        6.0000000000        2.0000000000       11.8750000000
    130        2.7500000000        6.0000000000        2.0000000000       14.1250000000
    131        2.7500000000        6.0000000000        2.0000000000       13.6250000000
    132        2.8904642189        5.8137862488        1.8137862488       13.0637862488
    133        2.7500000000        6.0000000000        2.0000000000       12.5000000000
    134        2.7500000000        6.0000000000        2.0000000000       12.3750000000
    135        2.7500000000        6.0000000000        2.0000000000       13.0000000000
    136        2.7500000000        6.0000000000        2.0000000000       11.8750000000
    137        2.7500000000        6.0000000000        2.0000000000       14.1250000000
    138        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    139        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    140        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    141        2.2500000000        5.0000000000        2.0000000000       13.1250000000
    142        2.2500000000        5.0000000000        2.0000000000       12.3750000000
    143        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    144        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    145        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    146        2.2500000000        5.0000000000        2.0000000000       12.5000000000
    147        2.3422208190        5.1844416381        2.0000000000       12.4344416381
    148        2.2500000000        5.0000000000        2.0000000000       13.0000000000
    149        2.2500000000        5.0000000000        2.0000000000       11.5000000000
    150        2.2500000000        2.0000000000        2.0000000000       12.8750000000
    151        2.2500000000        2.0000000000        2.0000000000       11.7500000000
    152        2.2500000000        2.0000000000        2.0000000000       11.7500000000
    153        2.2500000000        5.0000000000        2.0000000000       12.3750000000
    154        2.2500000000        2.0000000000        2.0000000000       11.7500000000
    155        2.2500000000        2.0000000000        2.0000000000       11.6250000000
    156        2.2500000000        2.0000000000        2.0000000000       11.8750000000
    157        2.2500000000        2.0000000000        2.0000000000       12.8750000000
    158        2.2500000000        2.0000000000        2.0000000000       12.8750000000
    159        2.2500000000        2.0000000000        2.0000000000       12.2500000000
    160        2.2500000000        2.0000000000        2.0000000000       11.7500000000
    161        2.2500000000        2.0000000000        2.0000000000       11.8750000000
    162        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    163        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    164        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    165        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    166        2.2500000000        5.0498452271        1.0498452271       12.5498452271
    167        2.2500000000        6.0000000000        2.0000000000       14.0000000000
    168        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    169        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    170        2.3750000000        3.0000000000        1.0000000000       13.7500000000
    171        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    172        2.2500000000        5.0000000000        1.0000000000       11.5000000000
    173        2.2500000000        2.1307334625        1.0000000000       13.1250000000
    174        2.2500000000        2.0000000000        1.0000000000       13.6250000000
    175        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    176        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    177        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    178        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    179        2.2500000000        5.8588235294        1.8588235294       13.3588235294
    180        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    181        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    182        2.2500000000        2.0000000000        2.0000000000       12.1250000000
    183        2.2500000000        2.0000000000        2.0000000000       12.6250000000
    184        2.2500000000        2.0000000000        2.0000000000       12.6250000000
    185        2.7500000000        5.0000000000        2.0000000000       10.9850000000
    186        2.2500000000        5.0000000000        2.0000000000       12.2500000000
    187        2.2500000000        2.0000000000        2.0000000000       11.8750000000
    188        2.2500000000        5.0000000000        2.0000000000       12.7500000000
    189        2.5174499810        5.5348999620        2.0000000000       13.5348999620
    190        2.2500000000        2.0000000000        2.0000000000       12.2500000000
    191        2.2500000000        5.0000000000        2.0000000000       12.5000000000
    192        2.2500000000        5.0000000000        2.0000000000       11.6250000000
    193        2.2500000000        5.0000000000        2.0000000000       11.3750000000
    194        2.2500000000        5.0000000000        2.0000000000       12.1250000000
    195        2.7500000000        2.0000000000        2.0000000000       12.3750000000
    196        2.7500000000        2.0000000000        2.0000000000       12.5000000000
    197        2.7500000000        2.0000000000        2.0000000000       11.8750000000
    198        2.7500000000        6.0000000000        2.0000000000       13.2500000000
    199        2.7500000000        2.0000000000        2.0000000000       12.2500000000
    200        2.7500000000        2.0000000000        2.0000000000       11.8750000000
    201        2.7500000000        6.0000000000        2.0000000000       13.1250000000
    202        2.7500000000        6.0000000000        2.0000000000       13.6250000000
    203        2.7500000000        6.0000000000        2.0000000000       12.5000000000
    204        2.7500000000        6.0000000000        2.0000000000       12.7500000000
    205        2.7500000000        2.0000000000        2.0000000000       12.5000000000
    206        2.7500000000        2.0000000000        2.0000000000       12.3750000000
    207        2.7500000000        2.0000000000        2.0000000000       13.8750000000
    208        2.7500000000        2.0000000000        2.0000000000       14.1250000000
    209        2.7500000000        2.0000000000        2.0000000000       13.1250000000
    210        2.7500000000        2.0000000000        2.0000000000       13.3750000000
    211        2.7500000000        6.0000000000        2.0000000000       13.0000000000
    212        2.7500000000        6.0000000000        2.0000000000       13.2500000000
    213        2.7500000000        2.0000000000        2.0000000000       12.6250000000
    214        2.7500000000        2.0000000000        2.0000000000       12.1250000000
    215        2.7500000000        6.0000000000        2.0000000000       13.5000000000
    216        2.7500000000        6.0000000000        2.0000000000       12.6250000000
    217        2.7500000000        6.0000000000        2.0000000000       12.5000000000
    218        2.7500000000        2.0000000000        2.0000000000       13.8750000000
    219        2.7500000000        6.0000000000        2.0000000000       12.7500000000
    220        2.7500000000        6.0000000000        2.0000000000       13.2500000000
    221        2.7500000000        6.0000000000        2.0000000000       13.3750000000
    222        2.7500000000        6.0000000000        2.0000000000       14.1250000000
    223        2.7500000000        6.0000000000        2.0000000000       12.1250000000
    224        2.7500000000        6.0000000000        2.0000000000       13.1250000000
    225        2.7500000000        6.0000000000        2.0000000000       12.0000000000
    226        2.7500000000        2.0000000000        2.0000000000       13.0000000000
    227        2.7500000000        2.0000000000        2.0000000000       11.8750000000
    228        2.7500000000        6.0000000000        2.0000000000       11.7500000000
    229        2.7500000000        2.0000000000        2.0000000000       12.8750000000
    230        2.7500000000        6.0000000000        2.0000000000       14.2500000000
    231        2.7500000000        6.0000000000        2.0000000000       13.1250000000
    232        2.7500000000        2.0000000000        2.0000000000       13.7500000000
    233        2.7500000000        6.0000000000        2.0000000000       12.6250000000
    234        2.7500000000        2.0000000000        2.0000000000       13.3750000000
    235        2.7500000000        6.0000000000        2.0000000000       14.7500000000
    236        2.7500000000        2.0000000000        2.0000000000       12.8750000000
    237        2.7500000000        2.0000000000        2.0000000000       13.3750000000
    238        2.7500000000        2.0000000000        2.0000000000       13.1250000000
    239        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    240        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    241        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    242        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    243        2.2500000000        5.0000000000        1.0000000000       13.2450000000
    244        2.2500000000        5.0000000000        1.0000000000       13.5000000000
    245        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    246        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    247        2.2500000000        5.0000000000        1.0000000000       13.5000000000
    248        2.2500000000        5.1270378909        1.1270378909       13.1270378909
    249        2.2843809636        5.0687619273        1.0687619273       12.3187619273
    250        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    251        2.2500000000        5.0000000000        1.0000000000       13.3750000000
    252        2.2500000000        5.0000000000        1.0000000000       13.2500000000
    253        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    254        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    255        2.2703802329        5.1770917217        1.1770917217       13.0520917217
    256        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    257        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    258        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    259        2.2500000000        5.0000000000        1.0000000000       12.0000000000
    260        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    261        2.2500000000        5.0000000000        2.0000000000       12.6250000000
    262        2.3750000000        3.0000000000        1.0000000000       12.1250000000
    263        2.2500000000        5.0000000000        1.0000000000       12.6240000000
    264        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    265        1.8750000000        5.0000000000        2.0000000000       9.5000000000
    266        2.2500000000        2.0000000000        1.0000000000       12.3750000000
    267        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    268        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    269        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    270        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    271        2.2500000000        2.0000000000        1.0000000000       11.3750000000
    272        2.2500000000        5.0000000000        1.0000000000       13.3750000000
    273        2.2500000000        5.0000000000        2.0000000000       11.7500000000
    274        2.2500000000        5.0000000000        2.0000000000       11.1250000000
    275        2.2500000000        5.0000000000        2.0000000000       12.2500000000
    276        2.2500000000        2.0000000000        2.0000000000       11.7500000000
    277        2.2500000000        5.0000000000        2.0000000000       11.3750000000
    278        2.2500000000        2.0000000000        2.0000000000       12.2500000000
    279        2.2500000000        5.0000000000        2.0000000000       12.1250000000
    280        2.3751895767        5.0000000000        2.0000000000       12.5000000000
    281        2.2500000000        2.0000000000        2.0000000000       12.7500000000
    282        2.2500000000        2.0000000000        2.0000000000       11.8750000000
    283        2.2500000000        2.0000000000        2.0000000000       13.2500000000
    284        2.2500000000        5.0000000000        2.0000000000       11.1250000000
    285        2.2500000000        5.0000000000        2.0000000000       12.5000000000
    286        2.2500000000        2.0000000000        2.0000000000       11.8750000000
    287        2.2500000000        5.0000000000        2.0000000000       12.2500000000
    288        2.2500000000        5.0000000000        2.0000000000       12.3750000000
    289        2.2500000000        5.0000000000        2.0000000000       12.3750000000
    290        2.2500000000        2.0000000000        2.0000000000       12.5000000000
    291        2.2500000000        5.0000000000        2.0000000000       12.3750000000
    292        2.2500000000        5.0000000000        2.0000000000       12.3201749007
    293        2.2500000000        5.0000000000        2.0000000000       12.7500000000
    294        2.2500000000        5.0000000000        2.0000000000       12.7500000000
    295        2.2500000000        5.0000000000        2.0000000000       12.1339084166
    296        2.2500000000        5.0000000000        2.0000000000       13.0000000000
    297        2.2500000000        5.0000000000        2.0000000000       13.2500000000
    298        2.2500000000        5.0000000000        2.0000000000       12.8750000000
    299        2.2500000000        5.0000000000        2.0000000000       12.6250000000
    300        2.2500000000        5.0000000000        2.0000000000       12.3750000000
    301        2.2500000000        5.0000000000        2.0000000000       12.2500000000
    302        2.7500000000        5.0000000000        2.0000000000       11.1250000000
    303        2.7500000000        5.0000000000        2.0000000000       10.7500000000
    304        2.7500000000        5.0000000000        2.0000000000       10.8750000000
    305        3.7500000000        2.0000000000        2.0000000000       13.3750000000
    306        2.2500000000        5.0000000000        2.0000000000       12.2500000000
    307        2.2500000000        5.0000000000        2.0000000000       12.3750000000
    308        2.2500000000        5.0000000000        2.0000000000       12.3750000000
    309        2.2500000000        5.0000000000        1.0000000000       13.2050000000
    310        2.2500000000        5.0000000000        1.0000000000       12.7250000000
    311        5.0000000000        2.0000000000        2.0000000000       13.7500000000
    312        2.2500000000        5.0525233432        1.0525233432       12.5525233432
    313        5.0000000000        6.0000000000        2.0000000000       13.6250000000
    314        2.2500000000        2.0000000000        1.0000000000       12.5000000000
    315        2.2500000000        6.0000000000        2.0000000000       13.3750000000
    316        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    317        2.2500000000        6.0000000000        2.0000000000       11.8750000000
    318        2.3750000000        3.0000000000        1.0000000000       13.6150000000
    319        2.2500000000        5.1278502007        1.1278502007       12.8778502007
    320        2.2500000000        6.0000000000        2.0000000000       12.5000000000
    321        2.2500000000        5.0000000000        1.0000000000       13.2550000000
    322        2.2500000000        5.0217831382        1.0217831382       12.6467831382
    323        2.2500000000        5.0000000000        1.0000000000       13.5550000000
    324        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    325        2.2500000000        6.0000000000        2.0000000000       14.4750000000
    326        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    327        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    328        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    329        2.2500000000        5.0000000000        1.0000000000       12.7100000000
    330        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    331        2.2500000000        5.0000000000        1.0000000000       12.8450000000
    332        2.2500000000        5.0000000000        1.0000000000       12.8050000000
    333        2.2500000000        2.0000000000        1.0000000000       12.2500000000
    334        2.2500000000        5.0000000000        2.0000000000       13.0000000000
    335        2.2500000000        6.0000000000        2.0000000000       12.8750000000
    336        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    337        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    338        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    339        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    340        2.2500000000        6.0000000000        2.0000000000       14.7500000000
    341        2.2500000000        5.0000000000        1.0000000000       13.2250000000
    342        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    343        2.2500000000        2.0000000000        1.0000000000       12.1100000000
    344        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    345        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    346        2.7500000000        6.0000000000        2.0000000000       13.2500000000
    347        2.7500000000        2.0000000000        2.0000000000       12.5000000000
    348        2.7500000000        2.0000000000        2.0000000000       13.8750000000
    349        2.7500000000        6.0000000000        2.0000000000       13.6250000000
    350        2.7500000000        2.0000000000        2.0000000000       12.7500000000
    351        2.7500000000        6.0000000000        2.0000000000       12.8750000000
    352        2.7500000000        2.0000000000        2.0000000000       13.0000000000
    353        2.7500000000        2.0000000000        2.0000000000       13.3750000000
    354        2.7500000000        6.0000000000        2.0000000000       13.1250000000
    355        2.7500000000        6.0000000000        2.0000000000       13.2500000000
    356        2.7500000000        2.0000000000        2.0000000000       11.3750000000
    357        2.7500000000        6.0000000000        2.0000000000       12.5000000000
    358        2.7500000000        6.0000000000        2.0000000000       12.6250000000
    359        2.7500000000        6.0000000000        2.0000000000       12.3750000000
    360        2.7500000000        2.0000000000        2.0000000000       12.7500000000
    361        2.7500000000        6.0000000000        2.0000000000       13.0000000000
    362        2.7500000000        2.0000000000        2.0000000000       13.3750000000
    363        2.7500000000        2.0000000000        2.0000000000       12.2500000000
    364        2.7500000000        6.0000000000        2.0000000000       12.2500000000
    365        2.7500000000        2.0000000000        2.0000000000       11.8750000000
    366        2.7500000000        6.0000000000        2.0000000000       13.7500000000
    367        2.7500000000        2.0000000000        2.0000000000       13.5000000000
    368        2.7500000000        2.0000000000        2.0000000000       13.3750000000
    369        2.7500000000        6.0000000000        2.0000000000       13.2500000000
    370        2.7500000000        6.0000000000        2.0000000000       13.6250000000
    371        2.7500000000        6.0000000000        2.0000000000       13.2500000000
    372        2.7500000000        6.0000000000        2.0000000000       12.5000000000
    373        2.7500000000        2.0000000000        2.0000000000       12.8750000000
    374        2.7500000000        2.0000000000        2.0000000000       13.1250000000
    375        2.7500000000        2.0000000000        2.0000000000       13.7500000000
    376        2.7500000000        2.0000000000        2.0000000000       13.2500000000
    377        2.7500000000        2.0000000000        2.0000000000       13.5000000000
    378        2.7500000000        2.0000000000        2.0000000000       13.5000000000
    379        2.7500000000        2.0000000000        2.0000000000       13.5000000000
    380        2.7500000000        2.0000000000        2.0000000000       12.7500000000
    381        2.7500000000        2.0000000000        2.0000000000       12.6250000000
    382        2.7500000000        6.0000000000        2.0000000000       13.6250000000
    383        2.7500000000        6.0000000000        2.0000000000       13.7500000000
    384        2.7500000000        6.0000000000        2.0000000000       12.6250000000
    385        2.7500000000        6.0000000000        2.0000000000       13.5000000000
    386        2.7500000000        6.0000000000        2.0000000000       12.8750000000
    387        2.7500000000        2.0000000000        2.0000000000       12.5000000000
    388        2.7500000000        2.0000000000        2.0000000000       13.1250000000
    389        2.7500000000        6.0000000000        2.0000000000       13.2500000000
    390        2.7500000000        6.0000000000        2.0000000000       13.1250000000
    391        2.7500000000        6.0000000000        2.0000000000       14.1250000000
    392        2.7500000000        6.0000000000        2.0000000000       13.8750000000
    393        2.7500000000        2.0000000000        2.0000000000       12.6250000000
    394        2.7500000000        6.0000000000        2.0000000000       13.6250000000
    395        2.7500000000        2.0000000000        2.0000000000       12.0000000000
    396        2.7500000000        6.0000000000        2.0000000000       13.7500000000
    397        2.7500000000        2.0000000000        2.0000000000       10.6250000000
    398        2.7500000000        6.0000000000        2.0000000000       13.3750000000
    399        2.7500000000        6.0000000000        2.0000000000       12.3750000000
    400        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    401        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    402        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    403        2.2500000000        5.0000000000        1.0000000000       12.8950000000
    404        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    405        2.2500000000        5.0000000000        1.0000000000       12.1250000000
    406        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    407        2.2500000000        5.0000000000        1.0000000000       13.0800000000
    408        2.2500000000        5.0000000000        1.0000000000       12.5550000000
    409        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    410        2.2500000000        5.0000000000        1.0000000000       13.2500000000
    411        2.2500000000        5.0000000000        1.0000000000       11.7500000000
    412        2.2500000000        2.0000000000        1.0000000000       13.2500000000
    413        2.2500000000        5.0000000000        1.0000000000       13.3200000000
    414        2.2500000000        5.0000000000        1.0000000000       12.8200000000
    415        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    416        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    417        2.2500000000        5.0000000000        1.0000000000       11.7500000000
    418        2.2500000000        5.0000000000        1.0000000000       13.8750000000
    419        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    420        2.2500000000        5.0000000000        1.0000000000       13.1350000000
    421        2.2500000000        5.0000000000        1.0000000000       12.1250000000
    422        2.2500000000        5.0000000000        1.0000000000       14.0000000000
    423        2.2500000000        5.0000000000        1.0000000000       11.1250000000
    424        2.2500000000        5.0000000000        1.0000000000       12.0000000000
    425        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    426        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    427        2.2500000000        5.0821242791        1.0000000000       13.2500000000
    428        2.2500000000        2.0000000000        2.0000000000       12.0000000000
    429        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    430        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    431        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    432        2.2500000000        5.0000000000        1.0000000000       13.3750000000
    433        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    434        2.2500000000        5.0000000000        1.0000000000       13.2500000000
    435        2.2500000000        2.0000000000        1.0000000000       14.2500000000
    436        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    437        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    438        2.2500000000        5.0000000000        1.5532442727       12.2500000000
    439        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    440        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    441        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    442        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    443        2.2500000000        5.0000000000        2.0000000000       12.6250000000
    444        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    445        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    446        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    447        2.2500000000        5.0000000000        1.0000000000       13.5000000000
    448        2.2500000000        6.0000000000        2.0000000000       13.3100000000
    449        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    450        2.2500000000        5.0000000000        2.0000000000       12.8750000000
    451        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    452        2.2500000000        5.0000000000        1.0000000000       11.3750000000
    453        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    454        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    455        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    456        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    457        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    458        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    459        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    460        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    461        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    462        2.2500000000        5.0000000000        1.0000000000       12.6240000000
    463        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    464        2.2500000000        5.0000000000        1.0000000000       12.2850000000
    465        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    466        2.2500000000        5.0000000000        1.0000000000       13.3750000000
    467        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    468        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    469        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    470        2.2500000000        2.0000000000        1.0000000000       11.6250000000
    471        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    472        2.2500000000        5.0000000000        1.0000000000       11.0000000000
    473        2.2500000000        5.0000000000        1.0000000000       14.3750000000
    474        2.2500000000        5.0000000000        1.0000000000       13.3750000000
    475        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    476        2.2500000000        5.0000000000        1.0000000000       13.3750000000
    477        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    478        2.2500000000        5.3034329262        1.3034329262       13.0534329262
    479        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    480        2.2500000000        5.0000000000        1.0000000000       12.1250000000
    481        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    482        2.4277952218        5.3555904437        1.3555904437       13.2305904437
    483        2.2500000000        5.0000000000        1.0000000000       11.6240000000
    484        2.2500000000        5.0000000000        1.0000000000       13.7550000000
    485        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    486        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    487        2.2500000000        2.0000000000        1.0000000000       11.2500000000
    488        2.2500000000        5.0000000000        1.0000000000       13.7550000000
    489        2.2500000000        5.0000000000        1.0000000000       13.5000000000
    490        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    491        2.2500000000        5.0000000000        1.0000000000       13.5000000000
    492        2.2500000000        6.0000000000        2.0000000000       12.6250000000
    493        2.2500000000        5.0000000000        1.0000000000       12.9300000000
    494        2.2500000000        5.0000000000        2.0000000000       12.8750000000
    495        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    496        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    497        2.2500000000        5.0000000000        1.0000000000       11.8750000000
    498        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    499        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    500        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    501        5.0000000000        2.0000000000        2.0000000000       13.1250000000
    502        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    503        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    504        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    505        2.2500000000        5.0000000000        1.0000000000       13.2500000000
    506        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    507        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    508        2.2500000000        2.0000000000        1.0000000000       13.2500000000
    509        2.2500000000        2.0000000000        1.0000000000       11.7500000000
    510        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    511        2.3275829986        5.1551659971        1.1551659971       12.6551659971
    512        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    513        2.2500000000        5.0000000000        2.0000000000       12.5000000000
    514        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    515        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    516        2.2500000000        5.0000000000        1.0000000000       12.7850000000
    517        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    518        2.2500000000        2.0000000000        1.0000000000       12.5000000000
    519        2.2500000000        5.0000000000        1.0000000000       12.9450000000
    520        2.2500000000        5.0000000000        1.0000000000       13.2500000000
    521        2.2500000000        5.0000000000        1.0000000000       12.6800000000
    522        2.2500000000        5.0000000000        1.0000000000       12.4250000000
    523        2.2500000000        5.0000000000        1.0000000000       13.3750000000
    524        2.2500000000        5.0000000000        1.0000000000       13.3750000000
    525        2.2500000000        5.0000000000        1.0000000000       13.2500000000
    526        2.2500000000        2.0000000000        1.0000000000       11.8750000000
    527        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    528        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    529        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    530        2.2500000000        2.0000000000        1.0000000000       11.8300000000
    531        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    532        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    533        2.2500000000        5.0991721994        1.0991721994       12.8491721994
    534        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    535        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    536        2.2500000000        5.0000000000        1.0000000000       11.2500000000
    537        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    538        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    539        2.2500000000        5.0000000000        1.0000000000       10.8750000000
    540        2.2500000000        6.0000000000        2.0000000000       12.1250000000
    541        2.2500000000        2.0000000000        1.0000000000       13.2500000000
    542        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    543        2.2500000000        2.0000000000        2.0000000000       13.3750000000
    544        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    545        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    546        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    547        2.2500000000        4.0022897924        1.0000000000       13.0000000000
    548        2.2500000000        6.0000000000        2.0000000000       13.4500000000
    549        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    550        2.2500000000        5.3067368705        1.3067368705       12.6817368705
    551        2.2500000000        5.0000000000        1.0000000000       11.3750000000
    552        2.2500000000        5.7427557658        1.7427557658       13.7427557658
    553        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    554        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    555        2.2500000000        5.0000000000        1.0000000000       11.3750000000
    556        2.2500000000        6.0000000000        2.0000000000       12.1250000000
    557        2.2500000000        6.0000000000        2.0000000000       12.1250000000
    558        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    559        2.2500000000        6.0000000000        2.0000000000       12.3750000000
    560        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    561        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    562        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    563        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    564        2.3750000000        3.0000000000        1.0000000000       11.6250000000
    565        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    566        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    567        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    568        2.2500000000        5.4073720137        1.4073720137       12.9073720137
    569        2.2500000000        5.0000000000        1.0000000000       12.6240000000
    570        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    571        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    572        2.2500000000        5.0000000000        2.0000000000       12.5000000000
    573        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    574        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    575        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    576        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    577        2.2500000000        5.0000000000        2.0000000000       12.8750000000
    578        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    579        2.2500000000        2.0000000000        1.0000000000       13.1250000000
    580        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    581        2.2500000000        2.0000000000        1.0000000000       12.0000000000
    582        2.2500000000        6.0000000000        2.0000000000       12.3750000000
    583        2.2500000000        5.0000000000        2.0000000000       12.3750000000
    584        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    585        2.2500000000        5.0000000000        1.0000000000       13.3750000000
    586        2.2500000000        5.0000000000        1.0000000000       13.3750000000
    587        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    588        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    589        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    590        2.2500000000        5.0000000000        1.0000000000       13.5000000000
    591        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    592        2.2500000000        5.0000000000        2.0000000000       12.6250000000
    593        2.3750000000        3.0000000000        1.0000000000       13.7500000000
    594        2.2500000000        6.0000000000        2.0000000000       14.3750000000
    595        2.2500000000        2.0000000000        2.0000000000       12.3750000000
    596        2.2500000000        5.0000000000        2.0000000000       12.1250000000
    597        2.2500000000        5.0000000000        2.0000000000       12.0000000000
    598        2.2500000000        5.0000000000        2.0000000000       13.2500000000
    599        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    600        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    601        2.2500000000        5.0000000000        1.0000000000       13.3750000000
    602        2.2500000000        5.0000000000        1.0000000000       13.3750000000
    603        2.2500000000        5.0000000000        1.0000000000       13.3750000000
    604        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    605        2.2500000000        5.0000000000        2.0000000000       12.2500000000
    606        2.2500000000        5.0000000000        2.0000000000       13.1250000000
    607        2.2500000000        5.0000000000        2.0000000000       12.3750000000
    608        2.2500000000        2.0000000000        2.0000000000       13.3750000000
    609        2.2500000000        5.0000000000        2.0000000000       11.0000000000
    610        2.7500000000        2.0000000000        2.0000000000       12.6250000000
    611        2.7500000000        2.0000000000        2.0000000000       13.1250000000
    612        2.2500000000        5.0000000000        2.0000000000       12.6250000000
    613        2.2500000000        5.0000000000        2.0000000000       12.5000000000
    614        2.2500000000        2.0000000000        2.0000000000       13.8750000000
    615        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    616        2.2500000000        2.0000000000        2.0000000000       11.5000000000
    617        3.7500000000        5.0000000000        1.0000000000       12.5000000000
    618        2.2500000000        5.0000000000        1.0000000000       14.0000000000
    619        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    620        2.2500000000        5.0000000000        1.0000000000       13.3750000000
    621        2.2500000000        5.0000000000        1.0000000000       12.3700000000
    622        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    623        2.2500000000        2.0000000000        1.0000000000       11.7050000000
    624        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    625        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    626        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    627        2.2500000000        5.1824212272        1.1824212272       12.9324212272
    628        2.2500000000        2.0000000000        1.0000000000       11.5000000000
    629        2.2500000000        5.0000000000        1.0000000000       12.7550000000
    630        2.2500000000        6.0000000000        2.0000000000       13.0000000000
    631        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    632        2.2500000000        5.0000000000        1.0000000000       13.3050000000
    633        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    634        2.2500000000        5.0000000000        1.0000000000       11.3750000000
    635        2.2500000000        5.0000000000        1.0000000000       13.2200000000
    636        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    637        2.2500000000        6.0000000000        2.0000000000       14.0000000000
    638        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    639        2.2500000000        5.0000000000        1.0000000000       13.0750000000
    640        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    641        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    642        2.2500000000        5.0000000000        1.0000000000       12.0000000000
    643        2.2500000000        5.0000000000        1.0000000000       10.5000000000
    644        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    645        2.2500000000        5.0000000000        1.0000000000       13.7500000000
    646        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    647        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    648        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    649        2.2500000000        5.0000000000        1.0000000000       11.5000000000
    650        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    651        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    652        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    653        2.2500000000        5.0000000000        2.0000000000       12.8750000000
    654        5.0000000000        2.0000000000        2.0000000000       13.2500000000
    655        2.2500000000        5.0000000000        2.0000000000       12.3750000000
    656        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    657        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    658        2.2500000000        5.0000000000        1.0000000000       10.7500000000
    659        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    660        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    661        2.2500000000        5.0000000000        1.0000000000       12.1250000000
    662        2.2500000000        5.0000000000        1.0000000000       14.5000000000
    663        3.8750000000        3.0000000000        1.0000000000       14.5000000000
    664        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    665        2.2500000000        5.0000000000        1.0000000000       11.0000000000
    666        2.2500000000        5.0000000000        2.0000000000       12.3750000000
    667        2.2500000000        5.0000000000        1.0000000000       11.8750000000
    668        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    669        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    670        2.2500000000        5.0000000000        2.0000000000       12.3750000000
    671        6.1000000000        3.0000000000        1.0000000000       13.1150000000
    672        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    673        2.2500000000        5.0000000000        1.0000000000       11.2500000000
    674        2.2500000000        5.0000000000        2.0000000000       11.6250000000
    675        2.2500000000        5.0000000000        2.0000000000       12.0000000000
    676        2.2500000000        5.0000000000        2.0000000000       10.6250000000
    677        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    678        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    679        2.2500000000        5.0000000000        1.0000000000       14.0000000000
    680        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    681        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    682        2.2500000000        6.0000000000        2.0000000000       14.3750000000
    683        2.2500000000        5.0000000000        2.0000000000       11.6250000000
    684        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    685        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    686        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    687        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    688        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    689        2.7500000000        6.0000000000        2.0000000000       14.8750000000
    690        2.2500000000        5.0000000000        1.0000000000       14.3750000000
    691        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    692        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    693        2.2500000000        3.5767187613        1.0000000000       12.8494270796
    694        3.8750000000        3.0000000000        1.0000000000       15.1250000000
    695        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    696        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    697        2.2500000000        5.0000000000        1.0000000000       13.2850000000
    698        2.2500000000        5.0000000000        2.0000000000       12.2500000000
    699        2.2500000000        5.0000000000        2.0000000000       12.2500000000
    700        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    701        2.2500000000        3.0000000000        1.0000000000       14.5000000000
    702        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    703        2.2500000000        5.0000000000        1.0000000000       12.6950000000
    704        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    705        2.2500000000        5.0000000000        1.0000000000       12.3050000000
    706        2.2500000000        5.0000000000        1.0000000000       13.3000000000
    707        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    708        2.2500000000        5.0000000000        1.0000000000       12.3800000000
    709        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    710        2.2500000000        5.0000000000        1.0000000000       14.3750000000
    711        2.2500000000        6.0000000000        2.0000000000       13.2500000000
    712        2.2500000000        5.0000000000        1.0000000000       12.2700000000
    713        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    714        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    715        2.2500000000        5.0000000000        1.0000000000       13.2500000000
    716        2.2500000000        5.0000000000        1.0000000000       12.2950000000
    717        2.2500000000        5.0000000000        1.0000000000       11.0000000000
    718        2.2500000000        6.0000000000        2.0000000000       12.5000000000
    719        2.2500000000        5.4306049822        1.4306049822       13.0556049822
    720        2.2500000000        6.0000000000        2.0000000000       12.1250000000
    721        2.6479278277        5.5010943015        1.5010943015       12.8760943015
    722        3.8750000000        3.0000000000        1.0000000000       13.3750000000
    723        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    724        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    725        2.2500000000        5.0000000000        1.0000000000       12.5050000000
    726        2.2500000000        5.0000000000        1.0000000000       12.8100000000
    727        2.2500000000        5.0000000000        1.0000000000       13.3750000000
    728        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    729        2.2500000000        5.0000000000        1.0000000000       12.0000000000
    730        2.7500000000        6.0000000000        2.0000000000       13.5000000000
    731        2.2500000000        5.0000000000        1.0000000000       13.5050000000
    732        2.2500000000        2.0000000000        1.0000000000       12.5000000000
    733        2.2500000000        6.0000000000        2.0000000000       13.2650000000
    734        2.2500000000        5.0000000000        1.0000000000       11.3750000000
    735        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    736        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    737        2.2500000000        5.0000000000        1.0000000000       13.2250000000
    738        2.2500000000        5.0000000000        1.0000000000       13.4300000000
    739        2.2500000000        6.0000000000        2.0000000000       13.8750000000
    740        2.2500000000        5.0000000000        2.0000000000       12.6250000000
    741        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    742        2.2500000000        5.0000000000        2.0000000000       12.8750000000
    743        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    744        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    745        2.5000000000        2.0000000000        2.0000000000       13.7500000000
    746        2.2500000000        5.0000000000        1.0000000000       12.2550000000
    747        2.2500000000        5.0000000000        1.0000000000       12.8550000000
    748        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    749        2.3750000000        3.0000000000        1.0000000000       14.4750000000
    750        2.2500000000        5.0000000000        2.0000000000       13.5050000000
    751        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    752        2.2500000000        5.0000000000        1.0000000000       11.0000000000
    753        2.7500000000        5.0000000000        2.0000000000       11.3750000000
    754        2.2500000000        5.0000000000        1.0000000000       11.3750000000
    755        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    756        2.7500000000        5.0000000000        2.0000000000       10.2500000000
    757        2.2500000000        5.0000000000        1.0000000000       13.5000000000
    758        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    759        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    760        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    761        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    762        2.2500000000        5.3823529412        1.3823529412       13.0073529412
    763        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    764        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    765        2.2500000000        5.0000000000        1.0000000000       13.2500000000
    766        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    767        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    768        2.2500000000        2.0000000000        1.0000000000       14.3750000000
    769        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    770        2.7500000000        6.0000000000        2.0000000000       13.3750000000
    771        2.2500000000        5.0000000000        1.0000000000       13.3750000000
    772        2.4922733516        5.6212225275        1.6212225275       13.1212225275
    773        2.2500000000        5.0000000000        1.0000000000       13.3750000000
    774        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    775        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    776        2.2500000000        5.0000000000        1.0000000000       13.6250000000
    777        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    778        2.3750000000        3.0000000000        1.0000000000       11.7500000000
    779        2.2500000000        5.0000000000        1.0000000000       13.5000000000
    780        2.2500000000        5.0000000000        1.0000000000       20.6250000000
    781        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    782        2.3750000000        3.0000000000        1.0000000000       13.1250000000
    783        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    784        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    785        2.2500000000        2.0000000000        2.0000000000       12.3750000000
    786        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    787        2.2500000000        5.0000000000        1.0000000000       13.2500000000
    788        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    789        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    790        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    791        2.2500000000        5.0000000000        1.0000000000       13.2500000000
    792        5.0000000000        2.0000000000        1.0000000000       15.3750000000
    793        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    794        2.2500000000        5.0000000000        1.0000000000       13.2500000000
    795        2.2500000000        5.0000000000        1.0000000000       13.3750000000
    796        3.7500000000        5.0000000000        1.0000000000       12.1250000000
    797        2.2500000000        5.0000000000        1.0000000000       13.2500000000
    798        2.2500000000        5.0000000000        1.0000000000       13.3750000000
    799        2.2500000000        5.0000000000        1.0000000000       20.6250000000
    800        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    801        2.2500000000        6.0000000000        2.0000000000       13.2500000000
    802        2.2500000000        5.0000000000        1.0000000000       13.3750000000
    803        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    804        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    805        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    806        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    807        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    808        2.2500000000        5.0000000000        1.0000000000       13.2500000000
    809        2.2500000000        5.0000000000        1.0000000000       12.1250000000
    810        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    811        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    812        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    813        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    814        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    815        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    816        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    817        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    818        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    819        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    820        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    821        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    822        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    823        2.2500000000        5.0000000000        1.0000000000       11.3750000000
    824        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    825        2.2500000000        6.0000000000        2.0000000000       13.3750000000
    826        3.5000000000        6.0000000000        2.0000000000       13.3750000000
    827        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    828        2.2500000000        2.0000000000        1.0000000000       11.5000000000
    829        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    830        2.2500000000        5.0000000000        1.0000000000       12.0000000000
    831        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    832        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    833        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    834        2.2500000000        5.0000000000        1.0000000000       13.2500000000
    835        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    836        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    837        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    838        2.2500000000        6.0000000000        2.0000000000       13.6250000000
    839        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    840        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    841        2.2500000000        5.0000000000        1.0000000000       13.2500000000
    842        2.2500000000        2.0000000000        1.0000000000       11.5000000000
    843        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    844        2.2500000000        2.0000000000        1.0000000000       14.1250000000
    845        2.7500000000        2.0000000000        2.0000000000       13.7500000000
    846        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    847        2.2500000000        6.0000000000        2.0000000000       13.0000000000
    848        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    849        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    850        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    851        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    852        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    853        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    854        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    855        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    856        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    857        2.2500000000        5.0000000000        1.0000000000       11.5000000000
    858        2.2500000000        5.0000000000        1.0000000000       12.1250000000
    859        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    860        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    861        2.2500000000        5.0000000000        1.0000000000       12.5800000000
    862        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    863        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    864        2.2500000000        5.0000000000        2.0000000000       13.0000000000
    865        2.2500000000        5.0000000000        1.0000000000       13.2500000000
    866        2.2500000000        5.0000000000        2.0000000000       12.3750000000
    867        2.2500000000        5.0000000000        1.0000000000       13.5000000000
    868        2.2500000000        5.0000000000        1.0000000000       13.3750000000
    869        2.2500000000        2.0000000000        1.0000000000       12.1250000000
    870        2.2500000000        5.0000000000        1.0000000000       12.4750000000
    871        2.2500000000        5.0000000000        1.0000000000       13.2500000000
    872        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    873        2.2500000000        6.0000000000        2.0000000000       13.4200000000
    874        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    875        4.9900000000        3.0000000000        1.0000000000       12.0750000000
    876        2.7500000000        6.0000000000        2.0000000000       15.1250000000
    877        2.2500000000        5.0000000000        1.0000000000       13.5600000000
    878        2.2500000000        2.0000000000        1.0000000000       11.7500000000
    879        2.2500000000        5.0000000000        2.0000000000       12.6250000000
    880        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    881        2.2500000000        2.0000000000        1.0000000000       12.1250000000
    882        2.2500000000        2.0000000000        1.0000000000       11.7500000000
    883        2.2500000000        5.0000000000        1.0000000000       12.8050000000
    884        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    885        2.2500000000        5.0000000000        2.0000000000       12.5000000000
    886        2.2500000000        3.0000000000        1.0000000000       11.6250000000
    887        2.2500000000        5.0000000000        1.0000000000       13.6650000000
    888        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    889        2.2500000000        5.0000000000        1.0000000000       12.2900000000
    890        2.2500000000        5.0000000000        1.0000000000       12.1250000000
    891        2.2500000000        5.0000000000        1.0000000000       12.6240000000
    892        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    893        2.2500000000        5.0000000000        1.0000000000       13.2050000000
    894        2.2500000000        5.0000000000        1.0000000000       11.1250000000
    895        2.2500000000        5.0000000000        1.0000000000       10.8750000000
    896        3.7500000000        5.0000000000        1.0000000000       12.3750000000
    897        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    898        2.2500000000        5.0000000000        1.0000000000       13.7550000000
    899        2.2500000000        5.0000000000        1.0000000000       12.0000000000
    900        2.2500000000        5.0000000000        1.0000000000       12.4850000000
    901        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    902        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    903        2.2500000000        5.0000000000        2.0000000000       12.8750000000
    904        2.2500000000        5.0000000000        1.0000000000       12.4100000000
    905        2.2500000000        2.0000000000        1.0000000000       11.7500000000
    906        2.2500000000        6.0000000000        2.0000000000       12.2500000000
    907        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    908        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    909        2.2500000000        2.0000000000        1.0000000000       12.7500000000
    910        2.2500000000        5.0000000000        1.0000000000       13.0550000000
    911        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    912        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    913        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    914        2.2500000000        6.0000000000        1.0000000000       13.3750000000
    915        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    916        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    917        2.2500000000        5.0000000000        1.0000000000       10.5000000000
    918        2.2500000000        2.0000000000        2.0000000000       12.8750000000
    919        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    920        2.2500000000        5.0000000000        1.0000000000       13.1650000000
    921        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    922        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    923        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    924        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    925        2.3750000000        3.0000000000        1.0000000000       12.2500000000
    926        2.2500000000        2.0000000000        1.0000000000       14.6250000000
    927        2.2500000000        5.0000000000        1.0000000000       11.3750000000
    928        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    929        2.2500000000        5.0000000000        1.0000000000       11.5000000000
    930        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    931        2.2500000000        5.0000000000        2.0000000000       12.3750000000
    932        2.2500000000        5.0000000000        1.0000000000       12.2500000000
    933        2.2500000000        5.0000000000        1.0000000000       11.5000000000
    934        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    935        2.2500000000        6.0000000000        2.0000000000       13.8750000000
    936        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    937        2.2500000000        5.0000000000        1.0000000000       13.4350000000
    938        2.2500000000        5.0000000000        1.0000000000       11.5000000000
    939        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    940        2.2500000000        2.0000000000        1.0000000000       12.5000000000
    941        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    942        2.2500000000        5.0000000000        1.0000000000       11.7500000000
    943        2.2500000000        5.0000000000        1.0000000000       11.2500000000
    944        2.2500000000        5.0000000000        2.0000000000       12.2500000000
    945        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    946        2.2500000000        5.0000000000        1.0000000000       12.8800000000
    947        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    948        2.2500000000        5.0000000000        1.0000000000       11.6250000000
    949        2.2500000000        5.0000000000        1.0000000000       13.2500000000
    950        2.2500000000        5.0000000000        1.0000000000       11.6250000000
    951        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    952        3.2500000000        2.0000000000        2.0000000000       14.5250000000
    953        2.2500000000        2.0000000000        1.0000000000       14.0000000000
    954        2.2500000000        3.0000000000        1.0000000000       12.5000000000
    955        2.2500000000        5.0000000000        1.0000000000       12.9750000000
    956        2.2500000000        5.0000000000        1.0000000000       12.6300000000
    957        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    958        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    959        2.2500000000        2.0000000000        1.0000000000       12.2500000000
    960        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    961        2.2500000000        2.0000000000        2.0000000000       13.1250000000
    962        4.6250000000        4.0000000000        2.0000000000       11.6250000000
    963        2.7500000000        6.0000000000        2.0000000000       12.5000000000
    964        2.7500000000        6.0000000000        2.0000000000       12.5000000000
    965        2.7500000000        6.0000000000        2.0000000000       12.6250000000
    966        2.7500000000        6.0000000000        2.0000000000       11.7500000000
    967        2.7500000000        6.0000000000        2.0000000000       12.6250000000
    968        2.7500000000        6.0000000000        2.0000000000       12.8750000000
    969        2.7500000000        6.0000000000        2.0000000000       12.5000000000
    970        2.7500000000        6.0000000000        2.0000000000       13.2500000000
    971        2.7500000000        6.0000000000        2.0000000000       12.6250000000
    972        2.7500000000        6.0000000000        2.0000000000       12.5000000000
    973        2.7500000000        6.0000000000        2.0000000000       13.0000000000
    974        2.7500000000        6.0000000000        2.0000000000       14.1250000000
    975        2.3021249756        5.1042499511        1.1042499511       12.6042499511
    976        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    977        2.2500000000        6.0000000000        2.0000000000       13.7500000000
    978        2.2500000000        5.0000000000        1.0000000000       11.5000000000
    979        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    980        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    981        2.2500000000        6.0000000000        2.0000000000       13.3750000000
    982        2.2500000000        5.0000000000        1.0000000000       12.5000000000
    983        2.2500000000        5.0000000000        1.0000000000       13.5000000000
    984        2.2500000000        5.0000000000        1.0000000000       12.6250000000
    985        7.6500000000        3.0000000000        1.0000000000       16.2750000000
    986        2.2500000000        5.0000000000        1.0000000000       13.3050000000
    987        2.2500000000        5.0000000000        1.0000000000       12.7500000000
    988        2.2500000000        5.0000000000        1.0000000000       13.1250000000
    989        2.2500000000        5.0000000000        1.0000000000       13.0000000000
    990        2.5000000000          Uncapped            Uncapped         11.6250000000
    991        2.2500000000        2.0000000000        2.0000000000       12.2500000000
    992        2.2500000000        2.0000000000        2.0000000000       11.8750000000
    993        2.2500000000        5.0000000000        1.0000000000       12.3750000000
    994        2.2500000000        5.0000000000        1.0000000000       12.8750000000
    995        2.2500000000        5.0000000000        1.0000000000       13.2050000000
    996        2.2500000000        5.0000000000        1.0000000000       12.9100000000
    997        2.2500000000        5.0000000000        1.0000000000       13.5050000000
    998        2.2500000000        2.0000000000        1.0000000000       13.8750000000
    999        2.2500000000        2.0000000000        1.0000000000       13.8750000000
   1000        2.2500000000        5.0000000000        1.0000000000       12.6600000000
   1001        2.2500000000        5.0000000000        1.0000000000       12.6250000000
   1002        2.2500000000        6.0000000000        2.0000000000       13.3700000000
   1003        2.2500000000        2.0000000000        1.0000000000       13.8750000000
   1004        2.2500000000        5.0000000000        1.0000000000       13.0750000000
   1005        2.2500000000        5.0000000000        1.0000000000       13.0000000000
   1006        2.2500000000        5.0000000000        1.0000000000       12.2500000000
   1007        2.2500000000        5.0000000000        2.0000000000       12.7500000000
   1008        2.2500000000        5.0000000000        2.0000000000       12.7500000000
   1009        2.2500000000        5.0000000000        1.0000000000       12.6250000000
   1010        2.2500000000        5.0000000000        1.0000000000       13.3750000000
   1011        2.2500000000        5.0000000000        1.0000000000       13.6250000000
   1012        2.2500000000        5.0000000000        1.0000000000       12.3750000000
   1013        2.2500000000        5.0000000000        1.0000000000       13.6200000000
   1014        2.2500000000        5.0000000000        1.0000000000       12.7550000000
   1015        2.2500000000        5.0000000000        1.0000000000       12.3900000000
   1016        2.2500000000        5.0000000000        1.0000000000       12.8750000000
   1017        2.2500000000        5.0000000000        1.0000000000       12.3750000000
   1018        2.2500000000        5.0000000000        2.0000000000       12.5000000000
   1019        2.2500000000        5.0000000000        1.0000000000       13.4300000000
   1020        2.7500000000        5.0000000000        2.0000000000       14.1250000000
   1021        2.2500000000        2.0000000000        1.0000000000       12.1250000000
   1022        2.2500000000        5.0000000000        1.0000000000       12.4000000000
   1023        2.2500000000        5.0000000000        1.0000000000       12.2500000000
   1024        2.2500000000        5.0000000000        1.0000000000       13.8750000000
   1025        2.2500000000        5.0000000000        1.0000000000       13.2500000000
   1026        2.2500000000        5.0000000000        1.0000000000       13.3750000000
   1027        2.2500000000        5.0000000000        1.0000000000       11.3750000000
   1028        2.3750000000        3.0000000000        1.0000000000       13.2500000000
   1029        2.2500000000        5.0000000000        1.0000000000       13.2500000000
   1030        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1031        2.3750000000        3.0000000000        1.0000000000       13.2500000000
   1032        2.2500000000        5.0000000000        1.0000000000       12.3750000000
   1033        2.2500000000        5.0000000000        1.0000000000       13.1250000000
   1034        2.2500000000        5.0000000000        1.0000000000       12.2500000000
   1035        2.2500000000        5.0000000000        1.0000000000       12.3750000000
   1036        2.2500000000        5.0000000000        1.0000000000       12.4350000000
   1037        2.2500000000        5.0000000000        1.0000000000       12.6250000000
   1038        2.2500000000        5.0000000000        1.0000000000       12.3750000000
   1039        2.2500000000        5.0000000000        1.0000000000       13.5000000000
   1040        2.2500000000        5.0000000000        1.0000000000       13.4450000000
   1041        2.2500000000        5.0000000000        1.0000000000       14.8750000000
   1042        2.2500000000        5.0000000000        1.0000000000       14.8750000000
   1043        2.2500000000        5.0000000000        1.0000000000       12.2500000000
   1044        2.2500000000        5.0000000000        1.0000000000       14.3750000000
   1045        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1046        2.2500000000        2.0000000000        1.0000000000       15.2500000000
   1047        2.2500000000        5.0000000000        2.0000000000       11.6250000000
   1048        2.2500000000        5.0000000000        2.0000000000       11.3750000000
   1049        2.4616836640        5.0000000000        2.0000000000       11.6250000000
   1050        2.2500000000        5.0000000000        2.0000000000       11.8008916017
   1051        2.2500000000        5.0000000000        2.0000000000       11.1250000000
   1052        2.3170889866        5.0000000000        2.0000000000       11.6250000000
   1053        2.3357468829        5.0000000000        2.0000000000       11.7173077623
   1054        2.2500000000        5.0000000000        2.0000000000       11.1250000000
   1055        2.2906730380        5.0000000000        1.0813460759       12.0813460759
   1056        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1057        2.2500000000        5.3330138724        1.3330138724       12.0830138724
   1058        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1059        2.2500000000        5.1626502565        1.1626502565       11.6626502565
   1060        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1061        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1062        2.2500000000        5.1541205738        1.1541205738       11.6541205738
   1063        2.2500000000        5.0000000000        1.0000000000       10.7500000000
   1064        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1065        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1066        2.2500000000        5.0000000000        1.0000000000       11.3750000000
   1067        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1068        2.2500000000        5.6151753647        1.6151753647       12.7401753647
   1069        2.2500000000        5.3464452961        2.0000000000       12.5000000000
   1070        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1071        2.2594728802        5.3945594928        1.3945594928       12.5195594928
   1072        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1073        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1074        2.3928571397        5.2857142794        1.2857142794       11.6607142794
   1075        2.2500000000        5.0000000000        1.0000000000       11.3750000000
   1076        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1077        2.2500000000        5.0000000000        1.0000000000       11.2500000000
   1078        2.2500000000        5.0000000000        2.0000000000       11.7500000000
   1079        2.2500000000        5.0000000000        2.0000000000       11.0000000000
   1080        2.2500000000        5.0000000000        2.0000000000       11.5000000000
   1081        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1082        2.2500000000        5.0000000000        1.0000000000       11.1250000000
   1083        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1084        2.2500000000        5.0364778790        1.0364778790       11.2864778790
   1085        2.2500000000        5.0890369123        1.0890369123       11.3390369123
   1086        2.2500000000        5.0000000000        1.0000000000       11.3750000000
   1087        2.2846841003        5.1065409743        1.1065409743       12.2315409743
   1088        2.2500000000        6.0000000000        2.0000000000       12.5000000000
   1089        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1090        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1091        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1092        2.2500000000        5.0000000000        1.0000000000       10.8750000000
   1093        2.2500000000        6.0000000000        2.0000000000       12.6250000000
   1094        2.2500000000        5.0000000000        2.0000000000       12.1250000000
   1095        2.3056472906        5.2489808173        1.2489808173       12.3739808173
   1096        2.2500000000        5.0000000000        1.0000000000       11.1250000000
   1097        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1098        2.3286978257        5.0000000000        1.0000000000       11.8750000000
   1099        2.2894675233        4.9710694340        1.4397560955       12.0647560955
   1100        2.2500000000        5.4564049851        1.4564049851       12.0814049851
   1101        2.2500000000        5.0000000000        2.0000000000       12.0000000000
   1102        2.2500000000        6.0000000000        2.0000000000       12.7500000000
   1103        2.2500000000        5.0000000000        1.0000000000       11.3750000000
   1104        2.6394703204        5.1416255710        1.1416255710       12.1416255710
   1105        2.2500000000        5.0000000000        1.0000000000       11.1250000000
   1106        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1107        2.2956613373        5.1431531242        1.1431531242       11.6431531242
   1108        2.2500000000        5.0000000000        1.0000000000       12.2350000000
   1109        2.2500000000        5.0000000000        2.0000000000       11.0000000000
   1110        2.4430720322        5.0000000000        2.0000000000       11.8750000000
   1111        2.2500000000        5.0000000000        2.0000000000       11.6250000000
   1112        2.2500000000        5.0000000000        2.0000000000       11.3750000000
   1113        2.2500000000        5.0000000000        2.0000000000       12.0000000000
   1114        2.2500000000        5.0000000000        2.0000000000       11.7500000000
   1115        2.2500000000        5.0000000000        2.0000000000       11.5000000000
   1116        2.2500000000        5.0000000000        2.0000000000       11.2500000000
   1117        2.2500000000        5.0000000000        2.0000000000       12.1250000000
   1118        2.2500000000        5.0000000000        2.0000000000       11.6250000000
   1119        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1120        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1121        2.2500000000        5.0000000000        2.0000000000       11.6736903543
   1122        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1123        2.2754536475        5.0000000000        2.0000000000       11.6250000000
   1124        2.2500000000        5.0000000000        2.0000000000       12.1250000000
   1125        2.2601004107        5.0000000000        2.0000000000       11.5000000000
   1126        2.2500000000        5.0000000000        2.0000000000       11.0000000000
   1127        2.7500000000        6.0000000000        2.0000000000       12.1250000000
   1128        2.7500000000        6.0000000000        2.0000000000       12.3750000000
   1129        2.7500000000        6.0000000000        2.0000000000       11.6250000000
   1130        2.2500000000        5.0000000000        2.0000000000       11.2500000000
   1131        2.2500000000        5.0000000000        2.0000000000       11.3750000000
   1132        2.8406111120        5.0000000000        2.0000000000       12.0000000000
   1133        2.2994185698        5.0000000000        2.0096229829       11.2500000000
   1134        2.2500000000        5.0000000000        2.0000000000       11.0000000000
   1135        2.3326348252        5.0000000000        2.0000000000       12.1250000000
   1136        2.2500000000        5.0000000000        2.0000000000       11.3750000000
   1137        2.2500000000        5.0000000000        2.0000000000       11.8750000000
   1138        2.2500000000        5.0000000000        2.0000000000       12.0000000000
   1139        2.2500000000        5.0000000000        2.0000000000       11.5980392157
   1140        2.2500000000        5.0000000000        2.0000000000       11.6756695093
   1141        2.2500000000        5.0000000000        2.0000000000       12.0000000000
   1142        2.2500000000        4.2064127354        2.0000000000       12.2469842696
   1143        2.2500000000        5.0000000000        2.0000000000       11.5000000000
   1144        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1145        2.2500000000        5.0000000000        2.0000000000       11.6250000000
   1146        2.2500000000        5.0000000000        2.0000000000       10.5000000000
   1147        2.2500000000        5.0000000000        2.0000000000       12.1250000000
   1148        2.3951618322        5.0000000000        2.0000000000       12.0858308676
   1149        2.4995840282        5.0000000000        2.0000000000       11.1250000000
   1150        2.2500000000        5.0000000000        2.0000000000       11.5000000000
   1151        2.2500000000        5.0000000000        2.0000000000       11.1250000000
   1152        2.2500000000        5.0000000000        2.0000000000       12.0000000000
   1153        2.2500000000        5.0000000000        2.0000000000       11.5000000000
   1154        2.2500000000        5.0000000000        2.0000000000       11.0883018868
   1155        2.2500000000        5.0000000000        2.0000000000       10.7500000000
   1156        2.2500000000        5.0000000000        2.0000000000       11.7500000000
   1157        2.3717436978        5.0000000000        2.0000000000       11.3750000000
   1158        2.2500000000        5.0000000000        2.0000000000       11.0000000000
   1159        2.2500000000        5.0000000000        2.0000000000       11.8750000000
   1160        2.2500000000        5.0000000000        2.0000000000       10.6250000000
   1161        2.2683805052        5.0000000000        2.0000000000       11.7330279238
   1162        2.2500000000        5.0000000000        1.0000000000       11.0000000000
   1163        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1164        2.2500000000        5.4062709554        1.4062709554       11.5312709554
   1165        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1166        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1167        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1168        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1169        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1170        2.5168592823        5.9128259661        1.9128259661       12.9128259661
   1171        2.2500000000        5.0000000000        1.0000000000       10.5000000000
   1172        2.2500000000        5.0000000000        1.0000000000       10.8750000000
   1173        2.2500000000        5.0000000000        2.0000000000       11.0000000000
   1174        2.3294013151        5.0000000000        2.0000000000       11.8632379737
   1175        2.2500000000        5.0000000000        2.0000000000       10.6250000000
   1176        2.7500000000        6.0000000000        2.0000000000       13.0000000000
   1177        2.7500000000        6.0000000000        2.0000000000       12.6250000000
   1178        2.7500000000        6.0000000000        2.0000000000       12.7500000000
   1179        2.7500000000        6.0000000000        2.0000000000       12.6250000000
   1180        2.7500000000        6.0000000000        2.0000000000       12.7500000000
   1181        2.7500000000        6.0000000000        2.0000000000       12.6250000000
   1182        2.7500000000        6.0000000000        2.0000000000       12.5000000000
   1183        2.7500000000        6.0000000000        2.0000000000       12.6250000000
   1184        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1185        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1186        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1187        2.2500000000        5.0000000000        1.0000000000       11.5850000000
   1188        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1189        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1190        2.2500000000        5.4689817413        1.4689817413       12.5939817413
   1191        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1192        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1193        2.2500000000        5.0000000000        1.0000000000       11.6500000000
   1194        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1195        2.2500000000        5.0000000000        1.0000000000       11.1900000000
   1196        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1197        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1198        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1199        2.2985749126        5.0971498252        1.0971498252       12.0971498252
   1200        2.8928571429        5.0000000000        1.0000000000       11.7500000000
   1201        2.2500000000        5.0000000000        1.0000000000       11.3750000000
   1202        2.6039081876        5.4156327503        2.0000000000       11.6656327503
   1203        2.2500000000        5.0000000000        2.0000000000       11.2500000000
   1204        2.2500000000        5.1573725624        1.1573725624       11.9073725624
   1205        2.2500000000        6.0000000000        2.0000000000       12.3750000000
   1206        2.2500000000        5.3721661034        1.3721661034       11.7471661034
   1207        2.2500000000        5.4448398577        1.4448398577       12.5698398577
   1208        2.2500000000        5.0000000000        2.0000000000       12.0000000000
   1209        2.2500000000        5.0000000000        2.0000000000       10.8750000000
   1210        2.2500000000        5.0000000000        2.0000000000       11.7989615885
   1211        2.2500000000        5.0000000000        2.0000000000       11.7500000000
   1212        2.2500000000        5.0000000000        2.0000000000       11.2500000000
   1213        2.2500000000        5.0000000000        2.0000000000       11.5000000000
   1214        2.2500000000        5.0000000000        2.0000000000       11.0000000000
   1215        2.2500000000        5.0000000000        2.0000000000       11.8750000000
   1216        2.2500000000        5.0000000000        2.0000000000       11.2500000000
   1217        2.2500000000        5.0000000000        2.0000000000       11.6250000000
   1218        2.2500000000        5.0000000000        2.0000000000       12.1250000000
   1219        2.2500000000        5.0000000000        2.0000000000       11.0000000000
   1220        2.2500000000        5.0000000000        2.0000000000       11.6250000000
   1221        2.2500000000        5.0000000000        2.0000000000       11.1250000000
   1222        2.2913669710        5.0000000000        2.0000000000       12.1250000000
   1223        2.2500000000        5.0000000000        2.0000000000       12.1250000000
   1224        2.2500000000        5.0000000000        2.0000000000       11.1966969000
   1225        2.2500000000        5.0000000000        2.0000000000       11.6839395761
   1226        2.2500000000        5.0000000000        2.0000000000       11.6394715611
   1227        2.2500000000        5.0000000000        2.0000000000       11.2818322981
   1228        2.2500000000        5.0000000000        2.0000000000       12.1250000000
   1229        2.2500000000        5.0000000000        2.0000000000       12.0000000000
   1230        2.2500000000        5.0000000000        2.0000000000       11.3750000000
   1231        2.2500000000        5.0000000000        2.0000000000       11.5600970018
   1232        2.2500000000        5.0000000000        2.0000000000       12.0000000000
   1233        2.3922927423        5.0000000000        1.7237425792       11.3750000000
   1234        2.5281193851        5.0000000000        2.0000000000       11.5000000000
   1235        3.2500000000        2.0000000000        2.0000000000       11.6250000000
   1236        3.2500000000        2.0000000000        2.0000000000       11.8750000000
   1237        2.2500000000        5.0000000000        2.0000000000       12.0000000000
   1238        2.2500000000        5.0000000000        2.0000000000       11.8750000000
   1239        2.2500000000        5.0000000000        2.0000000000       11.7500000000
   1240        3.2500000000        2.0000000000        2.0000000000       12.0000000000
   1241        2.2500000000        5.0000000000        2.0000000000       11.8750000000
   1242        2.4891304348        5.0000000000        2.0000000000       11.6195652174
   1243        2.2500000000        5.0000000000        2.0000000000       11.6250000000
   1244        2.2500000000        5.0000000000        2.0000000000       12.0000000000
   1245        2.2500000000        5.0000000000        2.0000000000       11.5000000000
   1246        2.2500000000        5.0000000000        2.0000000000       11.1250000000
   1247        2.2500000000        5.0000000000        2.0000000000       11.2500000000
   1248        2.2500000000        5.0000000000        2.0000000000       11.4274619724
   1249        2.2500000000        5.0000000000        2.0000000000       11.5000000000
   1250        2.2500000000        5.0000000000        2.0000000000       11.3750000000
   1251        2.4100404358        5.0000000000        2.0000000000       11.2500000000
   1252        2.2500000000        5.0000000000        2.0000000000       10.8750000000
   1253        2.2500000000        5.0000000000        1.0000000000       11.1650000000
   1254        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1255        2.2500000000        5.0000000000        1.0000000000       11.1850000000
   1256        2.2500000000        5.0000000000        1.0000000000       11.6240000000
   1257        2.2500000000        5.0000000000        1.0000000000       10.6250000000
   1258        2.2500000000        5.0000000000        1.0000000000       11.2000000000
   1259        2.7500000000        6.0000000000        2.0000000000       13.0750000000
   1260        2.2500000000        5.0000000000        1.0660790106       11.8750000000
   1261        2.2500000000        6.0000000000        2.0000000000       11.7500000000
   1262        2.7500000000        6.0000000000        2.0000000000       12.2500000000
   1263        2.2500000000        5.0000000000        1.0000000000       11.2500000000
   1264        2.2500000000        5.0000000000        1.0000000000       10.7500000000
   1265        2.2500000000        5.4378378378        1.4378378378       11.9378378378
   1266        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1267        2.5137690772        5.0000000000        1.5275381544       12.1250000000
   1268        2.2500000000        5.0000000000        1.0000000000       12.0200000000
   1269        2.2500000000        5.0000000000        1.0000000000       11.0000000000
   1270        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1271        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1272        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1273        2.2500000000        5.0000000000        1.0000000000       11.2500000000
   1274        2.2500000000        5.0000000000        1.0000000000       11.3750000000
   1275        2.2500000000        5.2358657774        1.2358657774       11.3608657774
   1276        2.2500000000        5.0000000000        1.0000000000       12.1300000000
   1277        2.2500000000        5.0000000000        1.0000000000       12.0950000000
   1278        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1279        2.2500000000        6.0000000000        2.0000000000       12.1250000000
   1280        2.2500000000        5.6818181818        1.6818181818       12.8068181818
   1281        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1282        2.7500000000        6.0000000000        2.0000000000       12.3750000000
   1283        2.7500000000        6.0000000000        2.0000000000       12.7500000000
   1284        2.7500000000        6.0000000000        2.0000000000       12.2500000000
   1285        2.7500000000        6.0000000000        2.0000000000       12.5000000000
   1286        2.7500000000        6.0000000000        2.0000000000       12.5000000000
   1287        2.7500000000        6.0000000000        2.0000000000       11.7500000000
   1288        2.7500000000        6.0000000000        2.0000000000       12.8750000000
   1289        2.7500000000        6.0000000000        2.0000000000       13.1250000000
   1290        2.7500000000        6.0000000000        2.0000000000       12.7500000000
   1291        2.7500000000        6.0000000000        2.0000000000       13.1250000000
   1292        2.7500000000        6.0000000000        2.0000000000       13.0000000000
   1293        2.7500000000        6.0000000000        2.0000000000       13.1250000000
   1294        2.7500000000        6.0000000000        2.0000000000       12.8750000000
   1295        2.7500000000        6.0000000000        2.0000000000       12.5000000000
   1296        2.7500000000        6.0000000000        2.0000000000       13.0000000000
   1297        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1298        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1299        2.2500000000        5.0000000000        1.0000000000       11.5550000000
   1300        2.2500000000        5.0000000000        1.0000000000       11.4950000000
   1301        2.2500000000        5.0000000000        1.0000000000       11.9350000000
   1302        2.2500000000        5.0000000000        1.0000000000       11.5400000000
   1303        2.2500000000        5.0000000000        1.0000000000       11.6800000000
   1304        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1305        2.2500000000        5.0000000000        1.0000000000       11.6200000000
   1306        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1307        2.2500000000        5.0000000000        1.0000000000       11.3300000000
   1308        2.2500000000        5.0000000000        2.0000000000       11.8750000000
   1309        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1310        2.2500000000        5.0988826263        1.0988826263       11.8488826263
   1311        2.5880985515        5.6761971029        1.6761971029       12.6761971029
   1312        2.4093632715        5.3187265431        1.3187265431       11.9437265431
   1313        2.2500000000        5.0000000000        1.0000000000       11.3750000000
   1314        2.2500000000        6.0000000000        2.0000000000       12.8750000000
   1315        2.2500000000        6.0000000000        2.0000000000       12.3750000000
   1316        2.2500000000        5.0000000000        1.0000000000       11.1250000000
   1317        2.2500000000        5.0335605894        1.0335605894       12.1585605894
   1318        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1319        2.2500000000        5.0000000000        1.0000000000       10.6250000000
   1320        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1321        2.4602829101        5.4205658203        1.4205658203       11.9205658203
   1322        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1323        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1324        2.2500000000        5.0000000000        1.0000000000       11.3750000000
   1325        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1326        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1327        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1328        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1329        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1330        2.2500000000        5.0000000000        1.0000000000       11.7000000000
   1331        2.2500000000        6.0000000000        2.0000000000       11.8750000000
   1332        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1333        2.2500000000        5.1597805461        1.1597805461       11.1597805461
   1334        2.2500000000        5.0000000000        2.0000000000       11.6250000000
   1335        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1336        2.2500000000        5.6387111154        1.6387111154       12.3887111154
   1337        3.0868739539        3.9700012875        1.0000000000       12.0149993563
   1338        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1339        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1340        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1341        2.2500000000        5.0000000000        1.0000000000       11.1250000000
   1342        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1343        2.2500000000        5.0000000000        1.0000000000       11.5800000000
   1344        2.2599909320        5.4637268029        1.4637268029       11.9637268029
   1345        2.2500000000        6.0000000000        2.0000000000       12.7500000000
   1346        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1347        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1348        2.2500000000        5.0000000000        1.0000000000       11.6240000000
   1349        2.2500000000        5.0000000000        2.0000000000       10.6250000000
   1350        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1351        2.2500000000        5.0000000000        2.0000000000       10.5000000000
   1352        2.2500000000        5.0000000000        1.0000000000       12.2100000000
   1353        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1354        2.2500000000        5.1946200574        1.1946200574       12.0696200574
   1355        2.2500000000        6.0000000000        2.0000000000       12.1250000000
   1356        2.2500000000        5.4263716202        1.4263716202       12.0513716202
   1357        2.2500000000        5.0000000000        1.0000000000       11.7650000000
   1358        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1359        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1360        2.2500000000        5.0000000000        1.0000000000       11.9750000000
   1361        2.2500000000        6.0000000000        2.0000000000       12.1250000000
   1362        2.2500000000        5.0000000000        2.0000000000       11.5000000000
   1363        2.2500000000        6.0000000000        2.0000000000       12.5000000000
   1364        2.2500000000        6.0000000000        2.0000000000       11.6250000000
   1365        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1366        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1367        2.2500000000        5.0000000000        1.0000000000       11.3750000000
   1368        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1369        2.7500000000        5.0000000000        2.0000000000       11.3750000000
   1370        2.2500000000        5.3526685158        2.0000000000       10.8526685158
   1371        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1372        2.2500000000        5.2685650773        1.2685650773       11.3935650773
   1373        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1374        2.2500000000        6.0000000000        2.0000000000       11.8750000000
   1375        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1376        2.7500000000        6.0000000000        2.0000000000       12.2500000000
   1377        2.2500000000        5.0000000000        1.0000000000       10.9000000000
   1378        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1379        2.2500000000        5.6534544476        1.6534544476       12.4034544476
   1380        2.2500000000        6.0000000000        2.0000000000       12.2500000000
   1381        2.7500000000        6.0000000000        2.0000000000       12.0000000000
   1382        2.2500000000        6.0000000000        2.0000000000       12.7500000000
   1383        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1384        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1385        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1386        2.2500000000        5.3675202695        1.3675202695       11.8675202695
   1387        2.7500000000        5.0000000000        2.0000000000       11.8750000000
   1388        2.6971158089        5.1654622648        1.1654622648       12.2904622648
   1389        2.2500000000        5.0000000000        2.0000000000       11.1250000000
   1390        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1391        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1392        2.2500000000        6.0000000000        2.0000000000       12.3750000000
   1393        2.2500000000        5.0000000000        2.0000000000       12.0000000000
   1394        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1395        2.2500000000        5.0000000000        2.0000000000       11.2500000000
   1396        2.2500000000        5.0000000000        2.0000000000       10.6250000000
   1397        2.2500000000        5.0000000000        2.0000000000       11.6250000000
   1398        2.2500000000        5.0000000000        2.0000000000       11.6250000000
   1399        2.2500000000        5.0000000000        2.0000000000       11.3750000000
   1400        2.2500000000        5.0000000000        2.0000000000       11.8750000000
   1401        2.2500000000        5.0000000000        1.0000000000       11.2500000000
   1402        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1403        2.2500000000        5.0000000000        2.0000000000       10.6250000000
   1404        2.2500000000        5.0000000000        2.0000000000       11.2500000000
   1405        2.2500000000        5.0000000000        2.0000000000       10.5000000000
   1406        2.2500000000        5.0000000000        2.0000000000       11.1250000000
   1407        2.2500000000        5.0000000000        2.0000000000       11.8750000000
   1408        2.7500000000        5.0000000000        2.0000000000       11.6250000000
   1409        2.7500000000        5.0000000000        2.0000000000       11.7500000000
   1410        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1411        2.2500000000        5.0000000000        2.0000000000       11.5000000000
   1412        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1413        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1414        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1415        2.2500000000        5.0000000000        1.0000000000       11.7000000000
   1416        2.2500000000        5.1311442064        1.1311442064       12.0061442064
   1417        2.2500000000        5.0000000000        1.0000000000       11.3500000000
   1418        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1419        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1420        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1421        2.2500000000        5.0000000000        2.0000000000       10.8750000000
   1422        2.2500000000        5.0000000000        1.0000000000       11.3750000000
   1423        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1424        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1425        2.2500000000        5.0000000000        2.0000000000       11.2500000000
   1426        2.2500000000        5.0000000000        1.0000000000       10.6250000000
   1427        2.2500000000        5.0000000000        2.0000000000       10.3750000000
   1428        2.2500000000        5.0000000000        1.0000000000       10.6250000000
   1429        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1430        2.2500000000        5.0000000000        1.0000000000       11.2500000000
   1431        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1432        2.7500000000        6.0000000000        2.0000000000       12.5000000000
   1433        2.7500000000        6.0000000000        2.0000000000       12.3750000000
   1434        2.2500000000        5.0000000000        1.0000000000       11.1250000000
   1435        2.7500000000        6.0000000000        2.0000000000       12.7500000000
   1436        2.2500000000        5.0000000000        2.0000000000       10.3750000000
   1437        2.2500000000        5.0000000000        1.0000000000       11.2500000000
   1438        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1439        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1440        2.5844163658        5.6688327316        1.6688327316       12.5438327316
   1441        2.2500000000        5.0000000000        2.0000000000       10.5000000000
   1442        2.2500000000        5.4721162248        1.4721162248       12.4721162248
   1443        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1444        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1445        2.5841931227        5.6683862454        1.6683862454       12.7933862454
   1446        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1447        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1448        2.2500000000        5.0000000000        1.0000000000       11.2500000000
   1449        2.2500000000        5.0000000000        2.0000000000       10.7500000000
   1450        2.2500000000        5.0000000000        1.0000000000       10.8750000000
   1451        2.2500000000        5.0000000000        1.0000000000       9.6250000000
   1452        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1453        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1454        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1455        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1456        2.2500000000        5.4127659574        1.4127659574       12.4127659574
   1457        2.2500000000        5.2828870780        1.2828870780       11.6578870780
   1458        2.7500000000        6.0000000000        2.0000000000       11.5000000000
   1459        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1460        2.2500000000        5.0000000000        2.0000000000       10.7500000000
   1461        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1462        2.2500000000        5.0000000000        2.0000000000       10.7500000000
   1463        2.2500000000        5.0000000000        1.0000000000       10.6250000000
   1464        2.2500000000        5.0000000000        1.0000000000       11.3750000000
   1465        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1466        2.2500000000        5.0000000000        1.0000000000       10.5000000000
   1467        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1468        2.2500000000        5.0000000000        1.0000000000       10.9300000000
   1469        2.2500000000        5.0000000000        2.0000000000       10.6250000000
   1470        2.2500000000        5.0000000000        1.0000000000       11.0000000000
   1471        2.2500000000        5.0000000000        1.0000000000       11.3750000000
   1472        2.2500000000        6.0000000000        2.0000000000       12.6250000000
   1473        2.2500000000        5.0000000000        1.0000000000       11.4800000000
   1474        2.2500000000        5.0000000000        1.0000000000       11.4300000000
   1475        2.2500000000        5.0000000000        1.0000000000       12.0850000000
   1476        2.2500000000        5.0000000000        1.0000000000       11.7350000000
   1477        2.2500000000        5.0000000000        1.0000000000       12.1800000000
   1478        2.2500000000        5.0000000000        1.0000000000       11.3100000000
   1479        2.2500000000        5.0000000000        1.0000000000       11.9350000000
   1480        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1481        2.2500000000        5.0000000000        1.0000000000       11.8950000000
   1482        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1483        2.2500000000        6.0000000000        2.0000000000       12.3750000000
   1484        3.7500000000        5.0000000000        1.0000000000       11.7500000000
   1485        2.2500000000        5.0000000000        2.0000000000       11.7500000000
   1486        2.2500000000        5.0000000000        2.0000000000       10.3750000000
   1487        2.2500000000        3.9465547703        1.3511484099       11.7261484099
   1488        2.2500000000        5.0000000000        1.0000000000       11.2500000000
   1489        2.2500000000        5.0000000000        2.0000000000       11.6250000000
   1490        2.2500000000        5.2355608655        1.2355608655       12.1105608655
   1491        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1492        2.2500000000        5.0000000000        1.0000000000       11.7700000000
   1493        2.2500000000        6.0000000000        2.0000000000       13.0400000000
   1494        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1495        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1496        2.2500000000        2.0000000000        2.0000000000       9.8750000000
   1497        2.2500000000        5.0000000000        1.0000000000       11.8200000000
   1498        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1499        2.2500000000        5.0000000000        1.0000000000       11.3750000000
   1500        3.8750000000        5.0000000000        1.0000000000       12.0000000000
   1501        2.2500000000        6.0000000000        2.0000000000       11.3750000000
   1502        2.7500000000        5.0000000000        1.0000000000       12.0000000000
   1503        2.2500000000        5.0000000000        1.0000000000       11.9400000000
   1504        2.2500000000        5.0000000000        2.0000000000       10.5000000000
   1505        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1506        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1507        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1508        2.2500000000        5.0000000000        1.0000000000       11.2500000000
   1509        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1510        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1511        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1512        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1513        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1514        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1515        2.2500000000        5.0000000000        2.0000000000       12.0000000000
   1516        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1517        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1518        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1519        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1520        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1521        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1522        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1523        2.2500000000        5.3180197382        1.3180197382       12.4430197382
   1524        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1525        2.2500000000        5.0000000000        1.0000000000       11.0000000000
   1526        2.2500000000        5.0000000000        1.0000000000       11.6240000000
   1527        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1528        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1529        2.2500000000        5.0000000000        1.0000000000       10.8750000000
   1530        2.2500000000        6.0000000000        2.0000000000       13.1250000000
   1531        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1532        2.2500000000        5.0000000000        1.0000000000       11.2500000000
   1533        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1534        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1535        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1536        2.2500000000        5.0000000000        2.0000000000       12.0000000000
   1537        2.2500000000        5.0000000000        1.0000000000       11.2500000000
   1538        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1539        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1540        2.2500000000        5.0000000000        1.7415803109       11.5000000000
   1541        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1542        2.2500000000        5.0000000000        2.0000000000       10.8750000000
   1543        2.2500000000        5.0000000000        2.0000000000       11.3750000000
   1544        2.2500000000        5.0000000000        2.0000000000       10.7500000000
   1545        2.2500000000        5.0000000000        2.0000000000       11.3750000000
   1546        2.2500000000        5.0000000000        2.0000000000       12.0000000000
   1547        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1548        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1549        2.2500000000        5.0000000000        1.0000000000       10.6240000000
   1550        2.2500000000        5.0000000000        1.0000000000       11.8600000000
   1551        2.2500000000        5.0000000000        2.0000000000       11.1250000000
   1552        2.2500000000        5.0000000000        2.0000000000       12.1250000000
   1553        2.2500000000        6.0000000000        2.0000000000       12.3750000000
   1554        2.2500000000        5.0000000000        1.0000000000       11.4100000000
   1555        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1556        2.2500000000        5.0000000000        1.0000000000       12.1300000000
   1557        2.2500000000        6.0000000000        2.0000000000       12.3600000000
   1558        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1559        2.2500000000        5.0000000000        2.0000000000       10.8750000000
   1560        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1561        2.2500000000        5.0000000000        1.0000000000       12.1300000000
   1562        2.2500000000        5.0000000000        2.0000000000       10.2500000000
   1563        2.2500000000        5.0000000000        1.0000000000       12.0550000000
   1564        2.2500000000        5.0000000000        1.0000000000       11.4800000000
   1565        2.2500000000        5.0000000000        1.0000000000       11.2800000000
   1566        2.2500000000        6.0000000000        2.0000000000       11.3750000000
   1567        2.2500000000        5.0000000000        1.0000000000       12.0550000000
   1568        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1569        2.2500000000        5.0000000000        1.0000000000       11.8700000000
   1570        2.2500000000        5.0000000000        1.0000000000       11.3200000000
   1571        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1572        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1573        2.2500000000        5.0000000000        1.0000000000       11.4050000000
   1574        2.2500000000        6.0000000000        2.0000000000       13.2250000000
   1575        2.2500000000        5.0000000000        1.0000000000       12.0600000000
   1576        2.2500000000        5.0000000000        2.0000000000       10.3750000000
   1577        2.7500000000        6.0000000000        2.0000000000       11.7500000000
   1578        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1579        2.2500000000        5.0000000000        1.0000000000       11.9750000000
   1580        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1581        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1582        3.8750000000        3.0000000000        1.0000000000       12.8750000000
   1583        2.2500000000        5.0000000000        1.0000000000       10.2900000000
   1584        2.2500000000        5.0000000000        1.0000000000       11.1250000000
   1585        3.7500000000        5.0000000000        1.0000000000       11.6250000000
   1586        2.2500000000        5.0000000000        1.0000000000       10.8750000000
   1587        2.2500000000        6.0000000000        2.0000000000       12.8750000000
   1588        2.2500000000        5.0000000000        1.0000000000       12.1650000000
   1589        2.7500000000        6.0000000000        2.0000000000       12.7500000000
   1590        2.7500000000        5.0000000000        2.0000000000       12.5000000000
   1591        2.2500000000        5.0000000000        1.0000000000       11.2500000000
   1592        2.2500000000        5.0000000000        1.0000000000       11.3750000000
   1593        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1594        2.2500000000        4.0000000000        2.0000000000       10.3750000000
   1595        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1596        2.2500000000        5.0000000000        1.0000000000       11.6400000000
   1597        2.2500000000        5.0000000000        1.0000000000       11.9750000000
   1598        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1599        2.2500000000        5.0000000000        1.0000000000       12.1000000000
   1600        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1601        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1602        2.2500000000        5.0000000000        2.0000000000       11.5000000000
   1603        2.2500000000        5.0000000000        1.0000000000       11.9850000000
   1604        2.2500000000        5.0000000000        1.0000000000       10.8750000000
   1605        2.2500000000        3.0000000000        1.0000000000       11.1250000000
   1606        2.2500000000        5.0000000000        1.0000000000       12.2200000000
   1607        2.7500000000        6.0000000000        2.0000000000       11.6250000000
   1608        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1609        5.0000000000        5.0000000000        1.0000000000       11.0000000000
   1610        2.5000000000        5.0000000000        2.0000000000       11.1250000000
   1611        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1612        2.7500000000        6.0000000000        2.0000000000       11.3750000000
   1613        2.7500000000        6.0000000000        2.0000000000       12.5000000000
   1614        2.7500000000        6.0000000000        2.0000000000       12.3750000000
   1615        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1616        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1617        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1618        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1619        2.2500000000        5.0000000000        1.0000000000       11.3750000000
   1620        2.2500000000        5.0000000000        1.0000000000       12.0000000000
   1621        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1622        4.0000000000        5.0000000000        2.0000000000       10.1250000000
   1623        2.7500000000        5.0000000000        2.0000000000       10.7500000000
   1624        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1625        2.2500000000        5.0000000000        1.0000000000       11.6450000000
   1626        2.2500000000        6.0000000000        2.0000000000       12.8750000000
   1627        2.2500000000        5.0000000000        1.0000000000       11.3850000000
   1628        2.2500000000        5.0000000000        1.0000000000       12.1350000000
   1629        2.2500000000        5.0000000000        1.0000000000       11.1100000000
   1630        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1631        2.2500000000        6.0000000000        2.0000000000       13.1650000000
   1632        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1633        2.2500000000        5.0000000000        2.0000000000       11.7500000000
   1634        2.7500000000        6.0000000000        2.0000000000       12.2500000000
   1635        2.2500000000        6.0000000000        2.0000000000       12.0000000000
   1636        2.2500000000        5.0000000000        1.0000000000       10.8750000000
   1637        2.2500000000        6.0000000000        2.0000000000       12.5000000000
   1638        2.2500000000        5.0000000000        1.0000000000       11.8650000000
   1639        2.2500000000        6.0000000000        2.0000000000       12.0000000000
   1640        2.2500000000        6.0000000000        2.0000000000       11.1250000000
   1641        2.2500000000        5.0000000000        1.0000000000       11.1150000000
   1642        2.2500000000        5.0000000000        1.0000000000       11.7650000000
   1643        2.2500000000        5.0000000000        1.0000000000       11.0900000000
   1644        2.2500000000        5.0000000000        1.0000000000       12.0550000000
   1645        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1646        2.2500000000        5.0000000000        1.0000000000       11.4300000000
   1647        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1648        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1649        2.2500000000        5.0000000000        1.0000000000       10.8750000000
   1650        2.2500000000        5.0000000000        1.0000000000       11.6250000000
   1651        2.3750000000        3.0000000000        2.0000000000       12.1750000000
   1652        2.7500000000        2.0000000000        2.0000000000       11.3750000000
   1653        2.2500000000        5.0000000000        2.0000000000       11.6100000000
   1654        2.7500000000        2.0000000000        2.0000000000       11.3750000000
   1655        2.7500000000        5.0000000000        2.0000000000       11.4850000000
   1656        2.7500000000        5.0000000000        2.0000000000       12.6100000000
   1657        2.7500000000        2.0000000000        2.0000000000       12.6250000000
   1658        2.7500000000        5.0000000000        2.0000000000       11.9850000000
   1659        2.7500000000        2.0000000000        2.0000000000       12.0000000000
   1660        2.7500000000        2.0000000000        2.0000000000       10.1250000000
   1661        2.7500000000        5.0000000000        2.0000000000       13.1100000000
   1662        2.7500000000        2.0000000000        2.0000000000       10.5927172889
   1663        2.7500000000        2.0000000000        2.0000000000       9.7500000000
   1664        2.7500000000        2.0000000000        2.0000000000       10.7500000000
   1665        5.0000000000        3.0000000000        1.0000000000       12.2500000000
   1666        2.0000000000        6.0000000000        2.0000000000       12.8750000000
   1667        2.3750000000        1.0000000000        1.0000000000       11.6250000000
   1668        2.0000000000        6.0000000000        2.0000000000       13.4720000000
   1669        5.0000000000        5.0000000000        1.0000000000       12.0000000000
   1670        2.3750000000        3.0000000000        1.0000000000       10.2500000000
   1671        2.2500000000        5.0000000000        2.0000000000       11.0000000000
   1672        2.7500000000        5.0000000000        2.0000000000       11.1674883713
   1673        2.7500000000        5.0000000000        2.0000000000       11.0139261608
   1674        2.7500000000        5.0000000000        2.0000000000       11.0385075778
   1675        2.7500000000        2.0000000000        2.0000000000       11.6250000000
   1676        2.7500000000        5.0000000000        2.0000000000       11.2847240764
   1677        2.7500000000        5.0000000000        2.0000000000       11.2921111588
   1678        2.7500000000        5.0000000000        2.0000000000       11.4097792362
   1679        2.7500000000        6.0000000000        2.0000000000       11.1250000000
   1680        2.7500000000        2.0000000000        2.0000000000       11.6250000000
   1681        2.7500000000        1.0000000000        1.0000000000       12.8750000000
   1682        3.2500000000        1.0000000000        1.0000000000       11.1642866890
   1683        3.2500000000        1.0000000000        1.0000000000       12.0645473699
   1684        3.2500000000        5.0000000000        1.0000000000       10.6250000000
   1685        1.8750000000        5.0000000000        2.0000000000       9.3750000000
   1686        1.8750000000        5.0000000000        2.0000000000       9.3750000000
   1687        2.7500000000        5.0000000000        1.0000000000       11.3750000000
   1688        3.6250000000        1.0000000000        1.0000000000       11.6250000000
   1689        2.2500000000        3.0000000000        1.0000000000       10.6370454079
   1690        2.7550000000        5.0000000000        2.0000000000       11.6250000000
   1691        2.7500000000        5.0000000000        2.0000000000       11.2718451627
   1692        2.2500000000        5.0000000000        1.0000000000       12.3750000000
   1693        2.3750000000        3.0000000000        1.0000000000       10.6250000000
   1694        2.7500000000        3.0000000000        1.0000000000       10.3937908218
   1695        2.7500000000        2.0000000000        2.0000000000       12.2055119924
   1696        2.7500000000        2.0000000000        2.0000000000       12.5000000000
   1697        3.2500000000        1.0000000000        1.0000000000       11.7063551275
   1698        3.2500000000        5.0000000000        1.0000000000       12.3750000000
   1699        2.3750000000        5.0000000000        1.0000000000       11.3750000000
   1700        2.7500000000        3.0000000000        1.0000000000       10.2500000000
   1701        2.0000000000        6.0000000000        1.0000000000       12.6250000000
   1702        2.7500000000        1.0000000000        1.0000000000       11.3256648103
   1703        2.7500000000        5.0000000000        1.0000000000       11.0000000000
   1704        2.7500000000        5.0000000000        1.0000000000       11.1250000000
   1705        2.7145426873        5.0000000000        1.0000000000       10.5000000000
   1706        2.7500000000        5.0000000000        1.0000000000       10.7500000000
   1707        5.0000000000        3.0000000000        1.0000000000       12.0000000000
   1708        6.3750000000        3.0000000000        1.0000000000       14.2500000000
   1709        4.1250000000        3.0000000000        1.0000000000       11.2500000000
   1710        2.2500000000        5.0000000000        1.0000000000       10.2500000000
   1711        2.2500000000        3.0000000000        1.0000000000       15.3750000000
   1712        5.0000000000        3.0000000000        1.0000000000       12.5000000000
   1713        2.7500000000        5.0000000000        2.0000000000       11.0000000000
   1714        2.7500000000        5.0000000000        1.0000000000       10.5000000000
   1715        2.7500000000        5.0000000000        1.0000000000       10.6250000000
   1716        2.4356569344        5.0000000000        1.0000000000       10.2500000000
   1717        5.0000000000        2.0000000000        1.0000000000       15.6150000000
   1718        4.5000000000        3.0000000000        1.0000000000       10.5000000000
   1719        2.3750000000          Uncapped            Uncapped         11.6250000000
   1720        2.7500000000        5.0000000000        2.0000000000       12.7220000000
   1721        4.5000000000        5.0000000000        1.0000000000       11.6250000000
   1722        2.7500000000        1.0000000000        1.0000000000       10.5000000000
   1723        5.0000000000        3.0000000000        1.0000000000       12.2812999500
   1724        2.7500000000        1.0000000000        1.0000000000       10.5000000000
   1725        6.9330000000        3.0000000000        1.0000000000       13.6750000000
   1726        2.0000000000        6.0000000000        1.0000000000       12.6250000000
   1727        4.2500000000        3.0000000000        1.0000000000       11.5000000000
   1728        2.7500000000        3.0000000000        1.0000000000       10.6450776680
   1729        2.2500000000        5.4266729498        1.4266729498       11.0516729498
   1730        1.8750000000        5.0000000000        1.0000000000       9.8750000000
   1731        1.8750000000        5.0000000000        1.0000000000       9.7500000000
   1732        2.2500000000        5.0000000000        1.0000000000       10.2500000000
   1733        1.8750000000        5.0000000000        1.0000000000       9.3750000000
   1734        2.7500000000        5.0000000000        2.0000000000       10.5000000000
   1735        2.0000000000          Uncapped            Uncapped         11.6250000000
   1736        3.4525943476        2.5626929645        1.4373070355       10.5623070355
   1737        4.3750000000        3.0000000000        1.0000000000       11.6250000000
   1738        5.0000000000        3.0000000000        1.0000000000       12.6689663566
   1739        2.7500000000        2.0000000000        2.0000000000       10.0000000000
   1740        4.0000000000        3.0000000000        1.0000000000       11.1250000000
   1741        3.4266439244        3.0000000000        1.0000000000       10.6032878488
   1742        4.2500000000        3.0000000000        1.0000000000       11.3750000000
   1743        2.6239260818        2.0085913453        1.0000000000       11.9315934501
   1744        2.7500000000        1.0000000000        1.0000000000       12.6250000000
   1745        2.7500000000        1.0000000000        1.0000000000       12.6250000000
   1746        2.7500000000        5.0000000000        2.0000000000       12.0000000000
   1747        2.7500000000        1.0000000000        1.0000000000       12.6250000000
   1748        2.0000000000          Uncapped            Uncapped         11.6250000000
   1749        2.7500000000        1.0000000000        1.0000000000       12.6250000000
   1750        2.3449164251        4.7495675631        1.5088989635       11.1084810888
   1751        2.7500000000        6.0000000000        2.0000000000       12.6250000000
   1752        2.4500000000          Uncapped            Uncapped         9.5750000000
   1753        2.7500000000        1.0000000000        1.0000000000       10.5000000000
   1754        2.0000000000        6.0000000000        1.0000000000       12.8450000000
   1755        2.6253776106        1.0000000000        1.0000000000       11.3199124084
   1756        2.7500000000        5.0000000000        2.0000000000       10.6250000000
   1757        2.7500000000        1.0000000000        1.0000000000       10.5000000000
   1758        2.0000000000        6.1250000000        1.0000000000       12.3450000000
   1759        2.7500000000        5.0000000000        2.0000000000       12.2220000000
   1760        2.2500000000        5.0000000000        1.0000000000       10.3750000000
   1761        2.2500000000        5.0000000000        1.0000000000       10.5000000000
   1762        2.2500000000        6.0000000000        2.0000000000       11.6250000000
   1763        2.2500000000        6.0000000000        1.0000000000       10.5000000000
   1764        2.2500000000        5.0000000000        1.0000000000       12.5000000000
   1765        2.2500000000        5.0000000000        1.0000000000       10.5000000000
   1766        2.2500000000        5.0000000000        1.0000000000       11.1250000000
   1767        2.2500000000        5.0000000000        2.0000000000       11.0000000000
   1768        2.2500000000        5.0000000000        1.0000000000       11.1250000000
   1769        2.2500000000        5.0000000000        1.0000000000       11.1250000000
   1770        2.2500000000        5.0000000000        1.0000000000       10.5000000000
   1771        2.2500000000        5.0000000000        1.0000000000       10.3750000000
   1772        2.2500000000        5.0000000000        1.0000000000       10.1250000000
   1773        2.2500000000        5.0000000000        1.0000000000       10.2500000000
   1774        2.2500000000        5.0000000000        1.0000000000       10.2500000000
   1775        2.2500000000        5.0000000000        1.0000000000       10.1250000000
   1776        2.2500000000        3.0000000000        1.0000000000       8.7500000000
   1777        2.2500000000        5.0000000000        1.0000000000       11.2500000000
   1778        2.2500000000        5.0000000000        1.0000000000       10.3750000000
   1779        2.2500000000        3.0000000000        1.0000000000       11.1250000000
   1780        2.2500000000        5.0000000000        1.0000000000       10.6250000000
   1781        2.2500000000        5.0000000000        1.0000000000       10.6250000000
   1782        2.2500000000        3.0000000000        1.0000000000       9.8750000000
   1783        2.2500000000        5.0000000000        1.0000000000       10.2500000000
   1784        2.2500000000        3.0000000000        1.0000000000       9.5000000000
   1785        2.2500000000        3.0000000000        1.0000000000       10.0000000000
   1786        2.2500000000        5.0000000000        1.0000000000       10.5000000000
   1787        2.2500000000        3.0000000000        1.0000000000       9.6250000000
   1788        2.2500000000        3.0000000000        1.0000000000       9.2500000000
   1789        2.2500000000        5.0000000000        1.0000000000       9.5000000000
   1790        5.0000000000        1.0000000000        1.0000000000       12.0000000000
   1791        2.2500000000        5.0000000000        1.0000000000       10.3750000000
   1792        2.2500000000        5.0000000000        1.0000000000       11.1250000000
   1793        2.2500000000        5.0000000000        1.0000000000       10.2500000000
   1794        2.2500000000        5.0000000000        1.0000000000       10.1250000000
   1795        2.2500000000        5.0000000000        1.0000000000       11.1250000000
   1796        2.2500000000        5.0000000000        5.0000000000       9.5000000000
   1797        2.2500000000        5.0000000000        1.0000000000       9.0000000000
   1798        2.2500000000        5.0000000000        1.0000000000       11.2500000000
   1799        2.2500000000        3.0000000000        1.0000000000       10.1250000000
   1800        2.2500000000        5.0000000000        1.0000000000       9.5000000000
   1801        2.2500000000        5.0000000000        1.0000000000       12.3750000000
   1802        2.2500000000        5.0000000000        1.0000000000       11.1250000000
   1803        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1804        2.2500000000        5.0000000000        1.0000000000       9.3750000000
   1805        2.2500000000        5.0000000000        1.0000000000       11.1250000000
   1806        2.2500000000        5.0000000000        1.0000000000       10.5000000000
   1807        2.2500000000        3.0000000000        1.0000000000       10.1250000000
   1808        2.2500000000        5.0000000000        1.0000000000       9.0000000000
   1809        2.2500000000        5.0000000000        1.0000000000       11.0000000000
   1810        2.2500000000        3.0000000000        1.0000000000       8.8750000000
   1811        2.2500000000        3.0000000000        1.0000000000       8.8750000000
   1812        2.2500000000        3.0000000000        1.0000000000       10.3750000000
   1813        2.2500000000        5.0000000000        1.0000000000       9.8750000000
   1814        2.2500000000        5.0000000000        1.0000000000       11.2500000000
   1815        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   1816        2.2500000000        3.0000000000        1.0000000000       10.6250000000
   1817        2.2500000000        5.0000000000        1.0000000000       9.8750000000
   1818        2.2500000000        5.0000000000        1.0000000000       10.0000000000
   1819        2.2500000000        3.0000000000        1.0000000000       10.1250000000
   1820        2.2500000000        5.0000000000        5.0000000000       10.6250000000
   1821        2.2500000000        5.0000000000        1.0000000000       9.0000000000
   1822        2.2500000000        5.0000000000        1.0000000000       9.5000000000
   1823        2.2500000000        6.0000000000        2.0000000000       12.5000000000
   1824        5.0000000000        5.0000000000        1.0000000000       12.7500000000
   1825        2.2500000000        5.0000000000        1.0000000000       9.5000000000
   1826        2.2500000000        3.0000000000        1.0000000000       10.3750000000
   1827        2.2500000000        5.0000000000        1.0000000000       10.7500000000
   1828        2.7500000000        5.0000000000        2.0000000000       11.1100000000
   1829        2.7500000000        5.0000000000        2.0000000000       11.6100000000
   1830        2.7500000000        2.0000000000        2.0000000000       11.4625138788
   1831        2.7500000000        5.0000000000        2.0000000000       11.6250000000
   1832        2.7500000000        2.0000000000        2.0000000000       11.4850000000
   1833        2.2500000000        5.0000000000        1.0000000000       11.0000000000
   1834        2.2500000000        5.0000000000        1.0000000000       11.2500000000
   1835        2.2500000000        5.0000000000        1.0000000000       11.0000000000
   1836        2.2500000000        5.0000000000        1.0000000000       11.2500000000
   1837        2.2500000000        5.0000000000        1.0000000000       10.0000000000
   1838        2.2500000000        5.0000000000        1.0000000000       9.2500000000
   1839        2.2500000000        1.0000000000        1.0000000000       12.2500000000
   1840        2.2500000000        5.0000000000        1.0000000000       11.3750000000
   1841        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1842        2.2500000000        5.0000000000        1.0000000000       11.2500000000
   1843        2.2500000000        5.0000000000        1.0000000000       10.6250000000
   1844        2.2500000000        5.0000000000        1.0000000000       9.8750000000
   1845        2.2500000000        5.0000000000        1.0000000000       10.5000000000
   1846        2.2500000000        3.0000000000        1.0000000000       10.3750000000
   1847        2.2500000000        5.0000000000        1.0000000000       9.1250000000
   1848        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   1849        2.2500000000        6.0000000000        2.0000000000       10.2500000000
   1850        2.3750000000        3.0000000000        1.0000000000       11.2500000000
   1851        2.3750000000        1.0000000000        1.0000000000       11.3774052898
   1852        2.2500000000        5.0000000000        1.0000000000       10.1250000000
   1853        2.3750000000        1.0000000000        1.0000000000       10.6260992026
   1854        2.3750000000        1.0000000000        1.0000000000       11.2500000000
   1855        2.7500000000        1.0000000000        1.0000000000       9.6918774641
   1856        2.3750000000        1.0000000000        1.0000000000       11.2500000000
   1857        2.3750000000        1.0000000000        1.0000000000       11.5000000000
   1858        2.3750000000        1.0000000000        1.0000000000       9.7500000000
   1859        2.3750000000        1.0000000000        1.0000000000       10.5000000000
   1860        2.3750000000        1.0000000000        1.0000000000       11.7500000000
   1861        2.3750000000        1.0000000000        1.0000000000       11.0958963894
   1862        2.3750000000        3.0000000000        1.0000000000       8.6250000000
   1863        5.0000000000        3.0000000000        1.0000000000       11.8750000000
   1864        2.3750000000        1.0000000000        1.0000000000       10.3750000000
   1865        2.3750000000        1.0000000000        1.0000000000       10.3750000000
   1866        2.3750000000        1.0000000000        1.0000000000       10.5953463007
   1867        2.1250000000        3.0000000000        1.0000000000       11.3750000000
   1868        2.3750000000        3.0000000000        1.0000000000       10.3750000000
   1869        2.3750000000        1.0000000000        1.0000000000       10.8750000000
   1870        2.3750000000        1.0000000000        1.0000000000       11.2500000000
   1871        2.3750000000        1.0000000000        1.0000000000       10.1250000000
   1872        2.3750000000        1.0000000000        1.0000000000       11.5000000000
   1873        2.3750000000        1.0000000000        1.0000000000       11.0000000000
   1874        4.1250000000        3.0000000000        1.0000000000       10.8750000000
   1875        2.2500000000        3.0000000000        1.0000000000       10.5000000000
   1876        2.3750000000        3.0000000000        1.0000000000       11.3750000000
   1877        2.3750000000        3.0000000000        1.0000000000       10.2500000000
   1878        2.3750000000        1.0000000000        1.0000000000       11.5000000000
   1879        2.2500000000        5.0000000000        1.0000000000       10.8750000000
   1880        2.2500000000        5.0000000000        1.0000000000       11.1250000000
   1881        2.2500000000        5.0000000000        1.0000000000       10.6250000000
   1882        2.2500000000        5.0000000000        2.1365535398       9.3750000000
   1883        2.2500000000        5.0000000000        1.0000000000       9.7500000000
   1884        2.2500000000        5.0000000000        1.0000000000       10.1250000000
   1885        2.2500000000        5.0000000000        1.0000000000       10.2500000000
   1886        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1887        2.2500000000        5.0000000000        1.0000000000       10.3750000000
   1888        2.2500000000        5.3687971439        1.3687971439       10.3687971439
   1889        2.2500000000        3.0000000000        1.0000000000       10.1250000000
   1890        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   1891        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   1892        2.3750000000        1.0000000000        1.0000000000       10.6684886114
   1893        2.3750000000        1.0000000000        1.0000000000       12.5000000000
   1894        2.7500000000        1.0000000000        1.0000000000       11.9173533629
   1895        2.0000000000        6.0000000000        1.0000000000       12.3450000000
   1896        2.7500000000        5.0000000000        2.0000000000       12.2500000000
   1897        2.7500000000        5.0000000000        2.0000000000       12.5000000000
   1898        2.7500000000        2.0000000000        2.0000000000       11.6978310148
   1899        3.2500000000        1.0000000000        1.0000000000       11.3976262559
   1900        2.7500000000        3.0000000000        1.0000000000       11.6250000000
   1901        2.7500000000        1.0000000000        1.0000000000       12.2296982678
   1902        2.2500000000        5.0000000000        1.0000000000       10.0000000000
   1903        2.0000000000        3.5442116172        1.0000000000       12.6250000000
   1904        2.7500000000        2.0000000000        2.0000000000       12.1057833594
   1905        2.7500000000        5.0000000000        1.0000000000       12.3267337226
   1906        2.0000000000        6.1250000000        1.0000000000       12.3450000000
   1907        2.0000000000        1.0000000000        1.0000000000       12.6250000000
   1908        2.7500000000        5.0000000000        1.0000000000       9.8750000000
   1909        2.0000000000        6.0000000000        1.0000000000       12.6250000000
   1910        2.3750000000          Uncapped            Uncapped         11.6250000000
   1911        2.0000000000        6.0000000000        1.0000000000       12.8750000000
   1912        2.2500000000        6.0000000000        2.0000000000       11.7500000000
   1913        2.2500000000        6.0000000000        2.0000000000       10.6250000000
   1914        2.7500000000        5.0000000000        1.0000000000       11.8750000000
   1915        3.2500000000        5.0000000000        1.0000000000       11.0000000000
   1916        2.7500000000        1.0000000000        1.0000000000       11.7500000000
   1917        2.7500000000        5.0000000000        1.0000000000       10.5000000000
   1918        2.2500000000        3.0000000000        1.0000000000       9.7500000000
   1919        2.2500000000        5.1472184056        1.1472184056       9.7722184056
   1920        2.2500000000        5.0000000000        1.0000000000       9.6250000000
   1921        2.2500000000        5.0000000000        1.0000000000       10.2500000000
   1922        2.2500000000        5.5307868961        1.5307868961       11.0307868961
   1923        2.2500000000        5.0000000000        1.0000000000       9.5000000000
   1924        2.2500000000        5.0000000000        1.0000000000       10.3750000000
   1925        2.9093791483        5.0000000000        1.0000000000       10.3750000000
   1926        2.2500000000        5.0000000000        1.0000000000       10.7500000000
   1927        2.2500000000        5.0000000000        1.0000000000       11.2500000000
   1928        2.2500000000        5.0000000000        1.0000000000       10.1250000000
   1929        2.2500000000        5.4472757409        1.4472757409       10.8222757409
   1930        2.2500000000        5.2589885537        1.2589885537       9.8839885537
   1931        2.2500000000        5.0000000000        1.0000000000       9.8750000000
   1932        2.2500000000        5.0000000000        1.0000000000       9.5000000000
   1933        2.2500000000        6.0000000000        2.0000000000       10.7500000000
   1934        2.2500000000        5.0000000000        1.0000000000       10.7500000000
   1935        2.2500000000        5.0000000000        1.0000000000       10.5000000000
   1936        2.2500000000        5.0000000000        1.0000000000       9.5000000000
   1937        2.2500000000        5.1863535873        1.1863535873       10.0613535873
   1938        2.2500000000        5.4786079791        1.4786079791       10.4786079791
   1939        2.2500000000        5.0000000000        1.0000000000       9.7500000000
   1940        2.2500000000        5.0000000000        1.0000000000       9.5000000000
   1941        4.1240000000        5.0000000000        1.0000000000       10.8750000000
   1942        3.7500000000        5.0000000000        1.0000000000       10.5000000000
   1943        2.2500000000        5.0000000000        1.0000000000       10.2500000000
   1944        2.2500000000        5.0000000000        1.0000000000       10.2500000000
   1945        2.2500000000        5.0000000000        1.0000000000       10.1250000000
   1946        2.2500000000        5.0000000000        1.0000000000       10.0000000000
   1947        2.2500000000        5.0000000000        1.0000000000       10.0000000000
   1948        2.2500000000        5.0000000000        1.0000000000       10.2500000000
   1949        2.2500000000        5.1750282360        1.4269989243       10.4250282360
   1950        2.2500000000        5.0000000000        1.0000000000       9.1250000000
   1951        2.2500000000        5.0000000000        1.0000000000       10.1250000000
   1952        2.2500000000        5.0000000000        1.0000000000       9.8750000000
   1953        2.2500000000        5.0000000000        1.0000000000       10.2500000000
   1954        2.2500000000        5.0000000000        1.0000000000       9.2500000000
   1955        2.2500000000        5.0000000000        1.0000000000       8.8750000000
   1956        2.2500000000        6.0000000000        2.0000000000       10.2500000000
   1957        2.2500000000        5.0000000000        1.0000000000       9.6250000000
   1958        2.2500000000        6.0000000000        2.0000000000       11.1250000000
   1959        2.2500000000        5.0000000000        1.0000000000       9.6250000000
   1960        2.2500000000        5.0000000000        1.0000000000       10.8750000000
   1961        2.2500000000        5.0000000000        1.0000000000       9.7500000000
   1962        2.2500000000        5.0000000000        1.0000000000       9.8750000000
   1963        2.2500000000        5.0000000000        1.0000000000       9.3750000000
   1964        2.2500000000        6.0000000000        2.0000000000       10.7500000000
   1965        2.2500000000        5.0000000000        1.0000000000       9.7500000000
   1966        2.2500000000        5.0000000000        1.0000000000       9.7500000000
   1967        2.2500000000        5.0000000000        1.0000000000       9.6250000000
   1968        2.2500000000        5.0000000000        1.0000000000       9.0000000000
   1969        2.2500000000        5.0000000000        1.0000000000       8.6250000000
   1970        2.2500000000        5.0000000000        1.0000000000       10.2500000000
   1971        2.2500000000        5.0000000000        1.0000000000       9.2500000000
   1972        2.2500000000        5.0000000000        1.0000000000       10.7500000000
   1973        2.2500000000        5.0000000000        1.0000000000       10.1250000000
   1974        2.2500000000        6.0000000000        2.0000000000       10.3750000000
   1975        2.2500000000        5.0000000000        1.0000000000       10.6250000000
   1976        2.2500000000        5.0000000000        1.0000000000       10.5000000000
   1977        2.2500000000        5.0000000000        1.0000000000       10.1250000000
   1978        2.2500000000        5.0000000000        1.0000000000       10.0000000000
   1979        2.2500000000        5.0000000000        1.0000000000       9.6250000000
   1980        2.2500000000        5.0000000000        1.0000000000       10.2500000000
   1981        2.2500000000        3.0000000000        1.0000000000       8.5000000000
   1982        2.2500000000        5.0000000000        1.0000000000       10.0000000000
   1983        2.2500000000        5.0000000000        1.0000000000       10.8750000000
   1984        2.7500000000        2.0000000000        2.0000000000       9.1250000000
   1985        2.2500000000        5.0000000000        1.0000000000       10.1250000000
   1986        2.2500000000        5.0000000000        1.0000000000       10.2500000000
   1987        2.2500000000        5.0000000000        1.0000000000       10.6250000000
   1988        2.2500000000        5.0000000000        1.0000000000       10.8750000000
   1989        2.2500000000        5.0000000000        1.0000000000       10.2500000000
   1990        2.2500000000        5.0000000000        1.0000000000       9.5000000000
   1991        2.2500000000        5.0000000000        1.0000000000       9.6250000000
   1992        2.2500000000        5.0000000000        1.0000000000       10.0000000000
   1993        2.2500000000        5.0000000000        1.0000000000       11.1250000000
   1994        2.2500000000        3.0000000000        1.0000000000       10.1379590994
   1995        2.2500000000        5.0000000000        1.0000000000       11.1250000000
   1996        2.2500000000        5.0000000000        1.0000000000       8.7500000000
   1997        2.2500000000        5.0000000000        1.0000000000       9.8750000000
   1998        2.2500000000        5.0000000000        1.0000000000       11.3750000000
   1999        2.2500000000        5.0000000000        1.0000000000       10.8750000000
   2000        2.2500000000        1.0000000000        1.0000000000       9.5170000000
   2001        2.5730741590        5.3538516821        1.3538516821       10.8327033642
   2002        2.2500000000        5.0000000000        1.0000000000       9.8750000000
   2003        2.2500000000        3.0000000000        1.0000000000       11.3750000000
   2004        2.2500000000        5.0000000000        1.0000000000       11.7500000000
   2005        2.2500000000        5.0000000000        1.0000000000       10.6250000000
   2006        2.2500000000        5.0000000000        1.0000000000       10.8750000000
   2007        2.2500000000        5.0000000000        1.0000000000       10.1250000000
   2008        2.2500000000        5.0000000000        1.0000000000       10.3750000000
   2009        2.2500000000        5.0000000000        1.0000000000       10.8750000000
   2010        2.2500000000        5.0000000000        1.0000000000       10.8750000000
   2011        2.2500000000        5.0000000000        1.0000000000       10.2500000000
   2012        2.2500000000        5.0000000000        1.0000000000       10.7500000000
   2013        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   2014        2.2500000000        1.0000000000        1.0000000000       9.7500000000
   2015        2.2500000000        5.0000000000        1.0000000000       9.2500000000
   2016        2.2500000000        5.0000000000        1.0000000000       11.1250000000
   2017        2.2500000000        6.0000000000        2.0000000000       11.0000000000
   2018        2.2500000000        5.0000000000        1.0000000000       10.1250000000
   2019        2.2500000000        5.0000000000        1.0000000000       11.3750000000
   2020        2.2500000000        5.0000000000        1.0000000000       11.3750000000
   2021        2.2500000000        5.0000000000        1.0000000000       10.8750000000
   2022        2.2500000000        5.0000000000        1.0000000000       11.0000000000
   2023        2.2500000000        5.2110051776        1.2110051776       10.2110051776
   2024        2.2500000000        5.0000000000        1.0000000000       10.3750000000
   2025        2.2500000000        5.0000000000        1.0000000000       10.0000000000
   2026        2.2500000000        5.0000000000        1.0000000000       10.2500000000
   2027        2.2500000000        5.0000000000        1.0000000000       9.8750000000
   2028        2.2500000000        3.0000000000        1.0000000000       10.5000000000
   2029        2.2500000000        5.0000000000        1.0000000000       9.3750000000
   2030        2.2500000000        5.0000000000        1.0000000000       11.0000000000
   2031        2.2500000000        5.0000000000        1.0000000000       10.5000000000
   2032        2.2500000000        5.0000000000        1.0000000000       10.2500000000
   2033        2.2500000000        5.0000000000        1.0000000000       9.2500000000
   2034        2.2500000000        5.0000000000        1.0000000000       11.8750000000
   2035        2.2500000000        5.0000000000        1.0000000000       10.6250000000
   2036        2.2500000000        5.0000000000        1.0000000000       12.3750000000
   2037        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   2038        2.2500000000        6.0000000000        2.0000000000       10.7500000000
   2039        2.2500000000        5.0000000000        1.0000000000       12.6250000000
   2040        2.2500000000        5.0000000000        1.0000000000       10.7500000000
   2041        2.2500000000        3.0000000000        1.0000000000       10.5000000000
   2042        2.2500000000        5.0000000000        1.0000000000       10.8750000000
   2043        2.7500000000        1.0000000000        1.0000000000       11.0000000000
   2044        2.2500000000        5.0000000000        1.0000000000       11.0000000000
   2045        2.7500000000        1.0000000000        1.0000000000       10.5000000000
   2046        2.2500000000        5.0000000000        1.0000000000       10.0000000000
   2047        2.7500000000        3.0000000000        1.0000000000       11.5000000000
   2048        2.2500000000        5.0000000000        1.0000000000       9.6250000000
   2049        2.2500000000        5.0000000000        1.0000000000       12.1250000000
   2050        2.2500000000        5.0000000000        1.0000000000       10.6250000000
   2051        2.7500000000        2.0000000000        2.0000000000       9.1250000000
   2052        2.2500000000        5.0000000000        1.0000000000       12.2500000000
   2053        2.2500000000        5.0000000000        1.0000000000       11.2500000000
   2054        2.2500000000        5.0000000000        1.0000000000       10.8750000000
   2055        2.2500000000        6.0000000000        2.0000000000       11.7500000000
   2056        2.2500000000        5.0000000000        1.0000000000       9.7500000000
   2057        2.2500000000        5.0000000000        1.0000000000       12.3750000000
   2058        2.2500000000        5.0000000000        1.0000000000       9.7500000000
   2059        2.2500000000        5.0000000000        1.0000000000       10.6250000000
   2060        2.2500000000        5.0000000000        1.0000000000       9.7500000000
   2061        2.2500000000        5.0000000000        1.0000000000       12.3750000000
   2062        2.2500000000        3.0000000000        1.0000000000       8.5000000000
   2063        2.2500000000        5.0000000000        2.0000000000       11.5000000000
   2064        2.2500000000        5.0000000000        1.0000000000       9.1250000000
   2065        2.2500000000        5.0000000000        1.0000000000       10.8750000000
   2066        2.2500000000        5.0000000000        1.0000000000       10.8750000000
   2067        2.2500000000        5.0000000000        1.0000000000       11.5000000000
   2068        2.2500000000        5.0000000000        1.0000000000       9.6250000000
   2069        2.2500000000        5.0000000000        1.0000000000       10.5000000000
   2070        2.2500000000        5.0000000000        1.0000000000       9.6250000000
   2071        2.2500000000        5.0000000000        1.0000000000       10.2500000000
   2072        2.2500000000        3.0000000000        1.0000000000       10.5000000000
   2073        2.6976430171        5.1047139657        1.1047139657       10.8547139657
   2074        2.2500000000        2.0000000000        2.0000000000       8.2500000000
   2075        2.2500000000        2.0000000000        2.0000000000       9.7500000000
   2076        2.2500000000        5.0000000000        1.0000000000       9.5000000000
   2077        2.2500000000        5.0000000000        1.0000000000       10.6250000000
   2078        2.2500000000        6.0000000000        2.0000000000       10.6250000000
   2079        2.2500000000        5.0000000000        1.0000000000       9.3750000000
   2080        2.2500000000        5.0000000000        1.0000000000       11.3750000000
   2081        2.2500000000        5.0000000000        1.0000000000       10.2500000000
   2082        2.2500000000        5.0000000000        1.0000000000       11.3750000000
   2083        2.2500000000        5.0000000000        1.0000000000       11.1250000000
   2084        2.2500000000        5.0000000000        1.0000000000       11.1250000000
   2085        2.2500000000        5.0000000000        1.0000000000       10.6250000000
   2086        2.2500000000        5.0000000000        1.0000000000       10.5000000000
   2087        2.2500000000        5.0000000000        1.0000000000       9.8750000000
   2088        2.2500000000        3.0000000000        1.0000000000       9.1250000000
   2089        2.2500000000        5.0000000000        1.0000000000       9.7500000000
   2090        2.2500000000        5.0000000000        1.0000000000       10.5000000000
   2091        2.2500000000        5.0000000000        1.0000000000       9.3750000000
   2092        2.2500000000        5.0000000000        1.0000000000       10.0000000000
   2093        2.2500000000        5.0000000000        1.0000000000       10.0000000000
   2094        2.2500000000        5.0000000000        1.0000000000       9.8750000000
   2095        2.2500000000        3.0000000000        1.0000000000       10.1250000000
   2096        2.2500000000        5.0000000000        1.0000000000       10.1250000000
   2097        2.2500000000        5.0000000000        1.0000000000       10.6250000000
   2098        5.0000000000        5.0000000000        1.0000000000       11.6150000000
   2099        2.2500000000        5.0000000000        1.0000000000       10.0000000000
   2100        2.2500000000        5.0000000000        1.0000000000       9.1250000000
   2101        2.2500000000        3.0000000000        1.0000000000       9.5000000000
   2102        2.2500000000        5.0000000000        1.0000000000       10.6250000000
   2103        2.2500000000        5.0000000000        1.0000000000       10.6250000000
   2104        2.2500000000        5.0000000000        1.0000000000       10.0000000000
   2105        2.2500000000        5.0000000000        1.0000000000       9.8750000000
   2106        2.2500000000        5.0000000000        1.0000000000       10.3750000000
   2107        2.2500000000        5.0000000000        1.0000000000       10.1250000000
   2108        2.2500000000        5.0000000000        1.0000000000       9.5000000000
   2109        2.2500000000        5.0000000000        1.0000000000       10.8750000000
   2110        2.2500000000        5.0000000000        1.0000000000       10.7500000000
   2111        2.2500000000        6.0000000000        2.0000000000       11.8750000000
   2112        2.2500000000        5.0000000000        1.0000000000       10.7500000000
   2113        2.2500000000        1.0000000000        1.0000000000       10.8750000000
   2114        2.2500000000        5.0000000000        1.0000000000       9.3750000000
   2115        2.2500000000        5.8159564823        1.8159564823       11.0000000000
   2116        2.2500000000        6.0000000000        1.0000000000       11.7500000000
   2117        3.0000000000        5.0000000000        2.0000000000       9.6250000000
   2118        4.2500000000        5.0000000000        2.0000000000       9.8750000000
   2119        3.0000000000        5.0000000000        2.0000000000       10.3750000000
   2120        2.2500000000        6.0000000000        2.0000000000       11.7500000000
   2121        2.2500000000        5.0000000000        1.0000000000       10.7500000000
   2122        2.2500000000        5.0000000000        1.0000000000       9.6250000000
   2123        2.2500000000        5.0000000000        1.0000000000       10.3750000000
   2124        2.2500000000        5.0000000000        1.0000000000       10.0000000000
   2125        2.2500000000        5.0000000000        1.0000000000       9.1250000000
   2126        2.2500000000        5.0000000000        1.0000000000       10.0000000000
   2127        2.2500000000        5.0000000000        1.0000000000       10.5000000000
   2128        2.2500000000        5.0000000000        1.0000000000       9.2500000000
   2129        2.2500000000        5.0000000000        1.0000000000       9.8750000000
   2130        2.2500000000        6.0000000000        2.0000000000       11.0000000000
   2131        2.2500000000        5.0000000000        1.0000000000       9.6250000000
   2132        2.2500000000        5.0000000000        1.0000000000       9.8750000000
   2133        2.2500000000        5.0000000000        1.0000000000       9.2500000000
   2134        2.2500000000        5.0000000000        1.0000000000       8.8750000000
   2135        2.2500000000        5.0000000000        1.0000000000       10.7500000000
   2136        2.2500000000        5.0000000000        1.0000000000       9.3750000000
   2137        2.2500000000        5.0000000000        1.0000000000       9.6250000000
   2138        2.2500000000        5.0000000000        1.0000000000       10.5000000000
   2139        3.2500000000        1.0000000000        1.0000000000       12.5000000000
   2140        2.7500000000        5.0000000000        2.0000000000       11.3750000000
   2141        4.0000000000        3.0000000000        1.0000000000       11.2500000000
   2142        3.2500000000        5.0000000000        1.0000000000       9.8750000000
   2143        5.0000000000        5.0000000000        1.0000000000       13.1250000000
   2144        3.2500000000        5.0000000000        1.0000000000       11.7500000000
   2145        2.0000000000        6.0000000000        1.0000000000       13.6250000000
   2146        2.7500000000        5.0000000000        2.0000000000       11.1250000000
   2147        2.2500000000        6.0000000000        2.0000000000       10.1250000000
   2148        2.0000000000        6.1920037725        1.0000000000       12.6250000000
   2149        3.2500000000        1.0000000000        1.0000000000       12.3750000000
   2150        2.7500000000        5.0000000000        1.0000000000       9.3750000000
   2151        3.2500000000          Uncapped            Uncapped         11.3750000000
   2152        2.7500000000        5.0000000000        1.0000000000       10.3750000000
   2153        2.7500000000        5.0000000000        1.0000000000       10.8750000000
   2154        2.7500000000        5.0000000000        1.0000000000       11.2500000000
   2155        3.2500000000        5.0000000000        1.0000000000       10.5000000000
   2156        3.2500000000        5.0000000000        1.0000000000       10.1250000000
   2157        3.2500000000        5.0000000000        1.0000000000       9.3750000000
   2158        3.6250000000        5.0000000000        1.0000000000       11.6250000000
   2159        2.7500000000        5.0000000000        1.0000000000       11.3750000000
   2160        2.7500000000        5.0000000000        1.0000000000       11.1250000000
   2161        2.7500000000        5.0000000000        1.0000000000       11.2500000000
   2162        2.7500000000        5.0000000000        1.0000000000       10.7500000000
   2163        2.7500000000        5.0000000000        1.0000000000       11.5000000000
   2164        2.7500000000        5.0000000000        1.0000000000       11.0000000000
   2165        2.7500000000        6.0000000000        1.0000000000       11.3750000000
   2166        2.7500000000        6.0000000000        1.0000000000       12.1250000000
   2167        2.7500000000        6.0000000000        1.0000000000       12.0000000000
   2168        2.7500000000        6.0000000000        1.0000000000       11.1250000000
   2169        2.7500000000        6.0000000000        1.0000000000       12.5000000000
   2170        2.7500000000        6.0000000000        1.0000000000       11.8750000000
   2171        2.7500000000        5.0000000000        2.0000000000       11.0000000000
   2172        5.0000000000        3.0000000000        1.0000000000       12.7500000000
   2173        2.7500000000        6.0000000000        1.0000000000       13.1250000000
   2174        2.2500000000        5.0000000000        2.0000000000       10.6250000000
   2175        2.7500000000        6.0000000000        1.0000000000       10.5000000000
   2176        2.7500000000        6.0000000000        1.0000000000       12.5907836350
   2177        2.2500000000        5.0000000000        2.0000000000       10.7500000000
   2178        2.7500000000        6.0000000000        1.0000000000       11.2500000000
   2179        2.7500000000        6.0000000000        1.0000000000       12.1250000000
   2180        2.7500000000        6.0000000000        1.0000000000       11.7500000000
   2181        1.0000000000        2.0000000000        2.0000000000       9.1250000000
   2182        3.0000000000        3.0000000000        1.0000000000       10.0000000000
   2183        4.7500000000        3.0000000000        1.0000000000       11.8750000000
   2184        4.0000000000        3.0000000000        1.0000000000       11.1250000000
   2185        2.2500000000        3.0000000000        1.0000000000       15.1250000000
   2186        5.0000000000        3.0000000000        1.0000000000       12.8750000000
   2187        2.4625465987        6.0000000000        1.5749068027       11.5000000000
   2188        4.1250000000        3.0000000000        1.0000000000       11.2500000000
   2189        2.2500000000        6.0000000000        2.0000000000       10.8750000000
   2190        2.7500000000        5.0000000000        2.0000000000       11.6250000000
   2191        4.2500000000        3.0000000000        1.0000000000       11.3750000000
   2192        2.2500000000        5.0000000000        2.0000000000       11.1250000000
   2193        4.7500000000        3.0000000000        1.0000000000       12.0000000000
   2194        2.2500000000        3.0000000000        1.0000000000       13.9750000000
   2195        2.2500000000        5.0000000000        2.0000000000       11.0000000000
   2196        2.7500000000        3.0000000000        1.0000000000       11.8100000000
   2197        2.7500000000        5.0000000000        2.0000000000       11.2500000000
   2198        2.7500000000        5.0000000000        2.0000000000       11.1250000000
   2199        2.7500000000        6.0000000000        1.0000000000       12.3750000000
   2200        2.7500000000        6.0000000000        1.0000000000       13.0000000000
   2201        2.7500000000        6.0000000000        1.0000000000       12.0000000000
   2202        2.7500000000        6.0000000000        1.0000000000       11.1250000000
   2203        2.7500000000        6.0000000000        1.0000000000       10.8750000000
   2204        2.7500000000        6.0000000000        1.0000000000       10.7500000000
   2205        2.7500000000        6.0000000000        1.0000000000       11.3750000000
   2206        5.0000000000        3.0000000000        1.0000000000       13.1250000000
   2207        5.0000000000        5.0000000000        1.0000000000       12.5000000000
   2208        2.7500000000        5.0000000000        2.0000000000       10.7500000000
   2209        2.7500000000        6.0000000000        1.0000000000       12.5000000000
   2210        2.7500000000        6.0000000000        1.0000000000       11.3750000000
   2211        2.7500000000        6.0000000000        1.0000000000       11.5000000000
   2212        2.7500000000        6.0000000000        1.0000000000       11.0000000000
   2213        2.7500000000        6.0000000000        1.0000000000       11.6250000000
   2214        2.7500000000        6.0000000000        1.0000000000       11.1250000000
   2215        2.7500000000        6.0000000000        1.0000000000       11.5000000000
   2216        2.7500000000        6.0000000000        1.0000000000       11.3750000000
   2217        2.7500000000        6.0000000000        1.0000000000       11.1250000000
   2218        2.7500000000        6.0000000000        1.0000000000       11.0000000000
   2219        4.2500000000        5.0000000000        1.0000000000       11.3750000000
   2220        2.7500000000        6.0000000000        1.0000000000       11.1250000000
   2221        2.7500000000        6.0000000000        1.0000000000       11.2500000000
   2222        2.7500000000        6.0000000000        1.0000000000       12.1250000000
   2223        2.7500000000        6.0000000000        1.0000000000       12.1250000000
   2224        2.7500000000        6.0000000000        1.0000000000       12.1250000000
   2225        2.7500000000        6.0000000000        1.0000000000       12.0000000000
   2226        2.7500000000        6.0000000000        1.0000000000       11.7500000000
   2227        2.7500000000        6.0000000000        1.0000000000       11.7500000000
   2228        3.5000000000        5.0000000000        1.0000000000       10.6250000000
   2229        5.0000000000        3.0000000000        1.0000000000       12.3750000000
   2230        2.2500000000        6.0000000000        2.0000000000       11.3750000000
   2231        4.3750000000        3.0000000000        1.0000000000       11.5000000000
   2232        2.7500000000        5.0000000000        2.0000000000       12.1309961943
   2233        2.8750000000        2.0000000000        2.0000000000       11.7500000000
   2234        2.0000000000        6.1250000000        1.0000000000       12.3450000000
   2235        2.2500000000        6.0000000000        2.0000000000       11.8750000000
   2236        2.0000000000        6.1250000000        1.0000000000       12.3450000000
   2237        2.4500000000          Uncapped            Uncapped         9.5750000000
   2238        2.0000000000        6.1250000000        1.0000000000       12.3450000000
   2239        2.4500000000          Uncapped            Uncapped         11.5750000000
   2240        2.0000000000        6.2500000000        2.0000000000       12.4720000000
   2241        2.2500000000        6.0000000000        2.0000000000       11.0000000000
   2242        2.0000000000        6.0000000000        1.0000000000       12.3450000000
   2243        2.0000000000        6.0000000000        1.0000000000       12.4700000000
   2244        5.0000000000        3.0000000000        1.0000000000       13.1250000000
   2245        2.0000000000        6.0000000000        2.0000000000       12.8750000000
   2246        2.7500000000        5.0000000000        2.0000000000       11.3750000000

 Loan No.    Min Net Rate (%)    First Rate Adjustment (months)   Rate/Pay Change Frequency (months)  Remaining Interest Only Term (months)        Index
     1         2.0000000000                    59                                 12                                    59                     1 Year LIBOR
     2         2.7600063615                    55                                 6                                     55                     6 Month LIBOR
     3         1.8750000000                    58                                 6                                    118                     6 Month LIBOR
     4         1.8750000000                    81                                 6                                    117                     6 Month LIBOR
     5         1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
     6         1.8750000000                    57                                 6                                    117                     6 Month LIBOR
     7         1.8750000000                    58                                 6                                    118                     6 Month LIBOR
     8         1.8750000000                    81                                 6                                    117                     6 Month LIBOR
     9         1.8825440299                    58                                 6                                    118                     6 Month LIBOR
    10         1.8750000000                    82                                 6                                    118                     6 Month LIBOR
    11         1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    12         1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    13         1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    14         1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    15         1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    16         1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    17         1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    18         1.8750000000                    32                                 6                                    N/A                     6 Month LIBOR
    19         1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    20         1.8750000000                    81                                 6                                    N/A                     6 Month LIBOR
    21         1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    22         1.8750000000                    81                                 6                                    117                     6 Month LIBOR
    23         1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    24         1.8750000000                    33                                 6                                    117                     6 Month LIBOR
    25         1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    26         1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    27         1.9674496686                    57                                 6                                    117                     6 Month LIBOR
    28         1.8750000000                    33                                 6                                    117                     6 Month LIBOR
    29         1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    30         1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    31         1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    32         1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    33         1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    34         1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    35         1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    36         1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    37         1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    38         5.0250000000                    58                                 6                                    118                     6 Month LIBOR
    39         1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    40         1.8750000000                    82                                 6                                    118                     6 Month LIBOR
    41         2.0543278064                    58                                 6                                    118                     6 Month LIBOR
    42         1.8750000000                    33                                 6                                    117                     6 Month LIBOR
    43         1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    44         1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    45         1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    46         1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    47         1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    48         1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    49         1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    50         1.9213074343                    58                                 6                                    118                     6 Month LIBOR
    51         1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    52         1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    53         1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    54         1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    55         1.8750000000                    57                                 12                                   N/A                     1 Year LIBOR
    56         1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    57         1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    58         1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    59         1.8750000000                    82                                 6                                    118                     6 Month LIBOR
    60         1.8750000000                    81                                 6                                    N/A                     6 Month LIBOR
    61         1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    62         1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    63         1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    64         1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    65         1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    66         1.8750000000                    33                                 12                                   117                     1 Year LIBOR
    67         1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    68         1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    69         1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    70         1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    71         1.8750000000                    57                                 6                                     57                     6 Month LIBOR
    72         1.8750000000                    57                                 6                                     57                     6 Month LIBOR
    73         1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    74         1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    75         1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    76         2.1161367806                    57                                 6                                    N/A                     6 Month LIBOR
    77         1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    78         1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    79         1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    80         1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    81         1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    82         1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    83         3.0000000000                    57                                 6                                    N/A                     6 Month LIBOR
    84         1.8750000000                    33                                 6                                    117                     6 Month LIBOR
    85         1.8750000000                    82                                 6                                    118                     6 Month LIBOR
    86         1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    87         1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    88         1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    89         1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    90         1.8750000000                    34                                 6                                    118                     6 Month LIBOR
    91         1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    92         1.8750000000                    34                                 12                                   118                     1 Year LIBOR
    93         1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    94         1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    95         1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    96         1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    97         1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    98         1.8750000000                    50                                 6                                    110                     6 Month LIBOR
    99         1.8750000000                    50                                 6                                    110                     6 Month LIBOR
    100        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    101        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    102        1.8750000000                    57                                 6                                     57                     6 Month LIBOR
    103        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    104        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    105        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    106        1.8750000000                    34                                 12                                   118                     1 Year LIBOR
    107        1.8750000000                    34                                 12                                    34                     1 Year LIBOR
    108        1.8750000000                    33                                 12                                    33                     1 Year LIBOR
    109        1.8750000000                    35                                 12                                    35                     1 Year LIBOR
    110        1.8750000000                    35                                 12                                    35                     1 Year LIBOR
    111        1.8750000000                    35                                 12                                    35                     1 Year LIBOR
    112        1.8750000000                    35                                 12                                    35                     1 Year LIBOR
    113        1.8750000000                    35                                 12                                   N/A                     1 Year LIBOR
    114        1.8750000000                    33                                 12                                    33                     1 Year LIBOR
    115        2.1495208599                    32                                 12                                   N/A                     1 Year LIBOR
    116        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    117        2.0000000000                    60                                 12                                    60                     1 Year LIBOR
    118        2.0000000000                    59                                 12                                    59                     1 Year LIBOR
    119        2.0000000000                    60                                 12                                    60                     1 Year LIBOR
    120        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    121        1.8750000000                    82                                 6                                    118                     6 Month LIBOR
    122        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
    123        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
    124        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
    125        1.7171337883                    57                                 6                                    117                     6 Month LIBOR
    126        2.3750000000                    30                                 6                                    N/A                     6 Month LIBOR
    127        2.3750000000                    79                                 6                                    115                     6 Month LIBOR
    128        2.3750000000                    28                                 6                                    N/A                     6 Month LIBOR
    129        2.3750000000                    31                                 6                                    N/A                     6 Month LIBOR
    130        2.3750000000                    55                                 6                                    N/A                     6 Month LIBOR
    131        2.3750000000                    31                                 6                                    N/A                     6 Month LIBOR
    132        2.5154642189                    55                                 6                                    115                     6 Month LIBOR
    133        2.3750000000                    31                                 6                                    115                     6 Month LIBOR
    134        2.3750000000                    31                                 6                                    N/A                     6 Month LIBOR
    135        2.3750000000                    79                                 6                                    115                     6 Month LIBOR
    136        2.3750000000                    79                                 6                                    115                     6 Month LIBOR
    137        2.3750000000                    18                                 6                                    114                     6 Month LIBOR
    138        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    139        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    140        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    141        1.9570312500                    57                                 12                                    57                     1 Year LIBOR
    142        2.0000000000                    57                                 12                                    57                     1 Year LIBOR
    143        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    144        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    145        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    146        2.0000000000                    83                                 12                                    83                     1 Year LIBOR
    147        2.0922208190                    55                                 12                                   N/A                     1 Year LIBOR
    148        2.0000000000                    56                                 12                                   N/A                     1 Year LIBOR
    149        2.0000000000                    82                                 12                                    82                     1 Year LIBOR
    150        1.8926261555                    34                                 12                                   N/A                     1 Year LIBOR
    151        1.8750000000                    34                                 12                                    34                     1 Year LIBOR
    152        1.8750000000                    34                                 12                                    34                     1 Year LIBOR
    153        2.0000000000                    54                                 12                                   N/A                     1 Year LIBOR
    154        1.8750000000                    35                                 12                                    35                     1 Year LIBOR
    155        1.8750000000                    35                                 12                                    35                     1 Year LIBOR
    156        1.8750000000                    34                                 12                                    34                     1 Year LIBOR
    157        1.8750000000                    34                                 12                                    34                     1 Year LIBOR
    158        1.8750000000                    33                                 12                                    33                     1 Year LIBOR
    159        1.8750000000                    35                                 12                                    35                     1 Year LIBOR
    160        1.8750000000                    35                                 12                                    35                     1 Year LIBOR
    161        1.8750000000                    33                                 12                                    33                     1 Year LIBOR
    162        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    163        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    164        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    165        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    166        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    167        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    168        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    169        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    170        2.0000000000                    21                                 6                                    N/A                     6 Month LIBOR
    171        1.8750000000                    82                                 6                                    118                     6 Month LIBOR
    172        1.8750000000                    82                                 6                                    118                     6 Month LIBOR
    173        1.8750000000                    82                                 6                                    N/A                     6 Month LIBOR
    174        1.8750000000                    33                                 6                                    N/A                     6 Month LIBOR
    175        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
    176        1.8750000000                    57                                 6                                     57                     6 Month LIBOR
    177        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    178        1.8750000000                    55                                 6                                    N/A                     6 Month LIBOR
    179        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    180        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    181        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    182        1.8750000000                    31                                 12                                    31                     1 Year LIBOR
    183        1.8955082033                    33                                 12                                    33                     1 Year LIBOR
    184        1.8750000000                    33                                 12                                   N/A                     1 Year LIBOR
    185        2.1100000000                   113                                 12                                   N/A                     1 Year LIBOR
    186        2.0000000000                    57                                 12                                   N/A                     1 Year LIBOR
    187        1.8750000000                    31                                 12                                    31                     1 Year LIBOR
    188        2.0000000000                    56                                 12                                   N/A                     1 Year LIBOR
    189        2.2674499810                    55                                 12                                   N/A                     1 Year LIBOR
    190        1.8750000000                    33                                 12                                    33                     1 Year LIBOR
    191        1.9780062323                    59                                 12                                   N/A                     1 Year LIBOR
    192        2.0000000000                   117                                 12                                   117                     1 Year LIBOR
    193        2.0000000000                   117                                 12                                   117                     1 Year LIBOR
    194        2.0000000000                   118                                 12                                   118                     1 Year LIBOR
    195        2.3750000000                    6                                  12                                   N/A                     1 Year LIBOR
    196        2.3750000000                    31                                 12                                   N/A                     1 Year LIBOR
    197        2.3750000000                    28                                 12                                   112                     1 Year LIBOR
    198        2.5000000000                    78                                 12                                   114                     1 Year LIBOR
    199        2.3750000000                    30                                 12                                   114                     1 Year LIBOR
    200        2.3750000000                    30                                 12                                   114                     1 Year LIBOR
    201        2.5000000000                    79                                 12                                   N/A                     1 Year LIBOR
    202        2.5000000000                    53                                 12                                   N/A                     1 Year LIBOR
    203        2.5000000000                    79                                 12                                   N/A                     1 Year LIBOR
    204        2.5000000000                    79                                 12                                   115                     1 Year LIBOR
    205        2.3750000000                    30                                 12                                   N/A                     1 Year LIBOR
    206        2.3750000000                    31                                 12                                   N/A                     1 Year LIBOR
    207        2.3750000000                    29                                 12                                   N/A                     1 Year LIBOR
    208        2.3750000000                    31                                 12                                   N/A                     1 Year LIBOR
    209        2.3750000000                    31                                 12                                   115                     1 Year LIBOR
    210        2.3750000000                    30                                 12                                   114                     1 Year LIBOR
    211        2.5000000000                    79                                 12                                   N/A                     1 Year LIBOR
    212        2.5000000000                    55                                 12                                   115                     1 Year LIBOR
    213        2.3750000000                    31                                 12                                   115                     1 Year LIBOR
    214        2.3750000000                    31                                 12                                   115                     1 Year LIBOR
    215        2.5000000000                    78                                 12                                   N/A                     1 Year LIBOR
    216        2.5000000000                    79                                 12                                   N/A                     1 Year LIBOR
    217        2.5000000000                    79                                 12                                   115                     1 Year LIBOR
    218        2.3750000000                    30                                 12                                   N/A                     1 Year LIBOR
    219        2.5000000000                    79                                 12                                   N/A                     1 Year LIBOR
    220        2.5000000000                    79                                 12                                   N/A                     1 Year LIBOR
    221        2.5000000000                    79                                 12                                   115                     1 Year LIBOR
    222        2.5000000000                    79                                 12                                   N/A                     1 Year LIBOR
    223        2.5000000000                    79                                 12                                   115                     1 Year LIBOR
    224        2.5000000000                    79                                 12                                   N/A                     1 Year LIBOR
    225        2.5000000000                    79                                 12                                   N/A                     1 Year LIBOR
    226        2.3750000000                    30                                 12                                   N/A                     1 Year LIBOR
    227        2.3750000000                    31                                 12                                   115                     1 Year LIBOR
    228        2.5000000000                    80                                 12                                   116                     1 Year LIBOR
    229        2.3750000000                    31                                 12                                   115                     1 Year LIBOR
    230        2.5000000000                    55                                 12                                   N/A                     1 Year LIBOR
    231        2.5000000000                    79                                 12                                   115                     1 Year LIBOR
    232        2.3750000000                    31                                 12                                   115                     1 Year LIBOR
    233        2.5000000000                    79                                 12                                   115                     1 Year LIBOR
    234        2.3750000000                    31                                 12                                   115                     1 Year LIBOR
    235        2.5000000000                    55                                 12                                   N/A                     1 Year LIBOR
    236        2.3750000000                    32                                 12                                   116                     1 Year LIBOR
    237        2.3750000000                    32                                 12                                   116                     1 Year LIBOR
    238        2.3750000000                    32                                 12                                   N/A                     1 Year LIBOR
    239        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    240        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    241        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    242        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    243        1.2450000000                    59                                 6                                    119                     6 Month LIBOR
    244        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    245        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
    246        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    247        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    248        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    249        1.9093809636                    59                                 6                                    119                     6 Month LIBOR
    250        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    251        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    252        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
    253        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    254        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    255        1.8953802329                    58                                 6                                    118                     6 Month LIBOR
    256        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    257        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    258        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    259        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    260        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    261        2.0000000000                   117                                 12                                   N/A                     1 Year LIBOR
    262        2.0000000000                    22                                 6                                    118                     6 Month LIBOR
    263        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    264        1.8750000000                    51                                 6                                    N/A                     6 Month LIBOR
    265        1.5000000000                    63                                 12                                    99                     1 Year LIBOR
    266        1.8750000000                    33                                 6                                    117                     6 Month LIBOR
    267        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    268        1.8750000000                    57                                 6                                     57                     6 Month LIBOR
    269        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    270        1.8750000000                    81                                 6                                    117                     6 Month LIBOR
    271        1.8750000000                    33                                 6                                    117                     6 Month LIBOR
    272        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    273        2.0000000000                    81                                 12                                    81                     1 Year LIBOR
    274        1.9620255707                    81                                 12                                    81                     1 Year LIBOR
    275        2.0000000000                   116                                 12                                   116                     1 Year LIBOR
    276        1.8750000000                    33                                 12                                    33                     1 Year LIBOR
    277        2.0000000000                    81                                 12                                    81                     1 Year LIBOR
    278        1.8750000000                    33                                 12                                   N/A                     1 Year LIBOR
    279        2.0000000000                    82                                 12                                    82                     1 Year LIBOR
    280        2.1251895767                    57                                 12                                    57                     1 Year LIBOR
    281        1.8750000000                    33                                 12                                   N/A                     1 Year LIBOR
    282        1.8750000000                    32                                 12                                    32                     1 Year LIBOR
    283        1.8750000000                    33                                 12                                   N/A                     1 Year LIBOR
    284        2.0000000000                    81                                 12                                   N/A                     1 Year LIBOR
    285        2.0000000000                    56                                 12                                    56                     1 Year LIBOR
    286        1.8750000000                    35                                 12                                    35                     1 Year LIBOR
    287        2.0000000000                    57                                 12                                    57                     1 Year LIBOR
    288        2.0000000000                    58                                 12                                    58                     1 Year LIBOR
    289        2.0000000000                    60                                 12                                   N/A                     1 Year LIBOR
    290        2.0000000000                    35                                 12                                   N/A                     1 Year LIBOR
    291        2.0000000000                    56                                 12                                   N/A                     1 Year LIBOR
    292        1.9949467694                    59                                 12                                    59                     1 Year LIBOR
    293        2.0000000000                    57                                 12                                    57                     1 Year LIBOR
    294        2.0000000000                    56                                 12                                    56                     1 Year LIBOR
    295        2.0000000000                    60                                 12                                   N/A                     1 Year LIBOR
    296        2.0000000000                    60                                 12                                    60                     1 Year LIBOR
    297        2.0000000000                    57                                 12                                   N/A                     1 Year LIBOR
    298        2.0000000000                    58                                 12                                    58                     1 Year LIBOR
    299        2.0000000000                    57                                 12                                    57                     1 Year LIBOR
    300        2.0000000000                    57                                 12                                   N/A                     1 Year LIBOR
    301        2.0000000000                    58                                 12                                   N/A                     1 Year LIBOR
    302        2.5000000000                   119                                 12                                   N/A                     1 Year LIBOR
    303        2.5000000000                    83                                 12                                   N/A                     1 Year LIBOR
    304        2.5000000000                    83                                 12                                   N/A                     1 Year LIBOR
    305        3.5000000000                    35                                 12                                   N/A                     1 Year LIBOR
    306        2.0000000000                    58                                 12                                    58                     1 Year LIBOR
    307        2.0000000000                    59                                 12                                   N/A                     1 Year LIBOR
    308        2.0000000000                    58                                 12                                   N/A                     1 Year LIBOR
    309        0.9550000000                    59                                 6                                    N/A                     6 Month LIBOR
    310        1.2250000000                    59                                 6                                    119                     6 Month LIBOR
    311        4.6250000000                    35                                 6                                    119                     6 Month LIBOR
    312        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    313        4.6250000000                    57                                 6                                    117                     6 Month LIBOR
    314        1.8750000000                    35                                 6                                    N/A                     6 Month LIBOR
    315        1.8750000000                    53                                 6                                    113                     6 Month LIBOR
    316        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    317        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    318        2.0000000000                    20                                 6                                    N/A                     6 Month LIBOR
    319        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    320        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    321        1.2550000000                    59                                 6                                    N/A                     6 Month LIBOR
    322        1.8641084309                    58                                 6                                    118                     6 Month LIBOR
    323        1.0550000000                    59                                 6                                    N/A                     6 Month LIBOR
    324        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    325        1.2250000000                    59                                 6                                    119                     6 Month LIBOR
    326        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    327        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    328        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    329        0.8350000000                    59                                 6                                    N/A                     6 Month LIBOR
    330        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    331        0.5950000000                    59                                 6                                    119                     6 Month LIBOR
    332        1.5550000000                    83                                 6                                     83                     6 Month LIBOR
    333        1.8750000000                    35                                 6                                    N/A                     6 Month LIBOR
    334        1.8750000000                    59                                 12                                   119                     1 Year LIBOR
    335        1.8750000000                   119                                 6                                    119                     6 Month LIBOR
    336        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    337        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    338        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    339        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    340        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    341        0.9750000000                    59                                 6                                    119                     6 Month LIBOR
    342        1.8750000000                    83                                 6                                    N/A                     6 Month LIBOR
    343        1.2350000000                    35                                 6                                    N/A                     6 Month LIBOR
    344        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
    345        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
    346        2.5000000000                    54                                 12                                   114                     1 Year LIBOR
    347        2.3750000000                    31                                 12                                   115                     1 Year LIBOR
    348        2.3750000000                    31                                 12                                   115                     1 Year LIBOR
    349        2.5000000000                    55                                 12                                   N/A                     1 Year LIBOR
    350        2.3750000000                    19                                 12                                   N/A                     1 Year LIBOR
    351        2.5000000000                    79                                 12                                   N/A                     1 Year LIBOR
    352        2.3750000000                    31                                 12                                   115                     1 Year LIBOR
    353        2.3750000000                    31                                 12                                   N/A                     1 Year LIBOR
    354        2.5000000000                    80                                 12                                   N/A                     1 Year LIBOR
    355        2.5000000000                    55                                 12                                   N/A                     1 Year LIBOR
    356        2.3750000000                    8                                  12                                   N/A                     1 Year LIBOR
    357        2.5000000000                    80                                 12                                   116                     1 Year LIBOR
    358        2.5000000000                    80                                 12                                   116                     1 Year LIBOR
    359        2.5000000000                    79                                 12                                   115                     1 Year LIBOR
    360        2.3750000000                    31                                 12                                   115                     1 Year LIBOR
    361        2.5000000000                    79                                 12                                   115                     1 Year LIBOR
    362        2.3750000000                    32                                 12                                   N/A                     1 Year LIBOR
    363        2.3750000000                    32                                 12                                   116                     1 Year LIBOR
    364        2.5000000000                    79                                 12                                   115                     1 Year LIBOR
    365        2.3750000000                    19                                 12                                   N/A                     1 Year LIBOR
    366        2.5000000000                    55                                 12                                   N/A                     1 Year LIBOR
    367        2.3750000000                    31                                 12                                   115                     1 Year LIBOR
    368        2.3750000000                    31                                 12                                   115                     1 Year LIBOR
    369        2.5000000000                    79                                 12                                   115                     1 Year LIBOR
    370        2.5000000000                    56                                 12                                   N/A                     1 Year LIBOR
    371        2.5000000000                    56                                 12                                   N/A                     1 Year LIBOR
    372        2.5000000000                    80                                 12                                   N/A                     1 Year LIBOR
    373        2.3750000000                    19                                 12                                   N/A                     1 Year LIBOR
    374        2.3750000000                    31                                 12                                   N/A                     1 Year LIBOR
    375        2.3750000000                    32                                 12                                   N/A                     1 Year LIBOR
    376        2.3750000000                    32                                 12                                   116                     1 Year LIBOR
    377        2.3750000000                    31                                 12                                   115                     1 Year LIBOR
    378        2.3750000000                    28                                 12                                   112                     1 Year LIBOR
    379        2.3750000000                    32                                 12                                   N/A                     1 Year LIBOR
    380        2.3750000000                    30                                 12                                   114                     1 Year LIBOR
    381        2.3750000000                    31                                 12                                   N/A                     1 Year LIBOR
    382        2.5000000000                    79                                 12                                   115                     1 Year LIBOR
    383        2.5000000000                    54                                 12                                   N/A                     1 Year LIBOR
    384        2.5000000000                    78                                 12                                   114                     1 Year LIBOR
    385        2.5000000000                    79                                 12                                   N/A                     1 Year LIBOR
    386        2.5000000000                    80                                 12                                   N/A                     1 Year LIBOR
    387        2.3750000000                    30                                 12                                   114                     1 Year LIBOR
    388        2.3750000000                    30                                 12                                   114                     1 Year LIBOR
    389        2.5000000000                    78                                 12                                   N/A                     1 Year LIBOR
    390        2.5000000000                    78                                 12                                   114                     1 Year LIBOR
    391        2.5000000000                    54                                 12                                   N/A                     1 Year LIBOR
    392        2.5000000000                    54                                 12                                   N/A                     1 Year LIBOR
    393        2.3750000000                    6                                  12                                   N/A                     1 Year LIBOR
    394        2.5000000000                    55                                 12                                   115                     1 Year LIBOR
    395        2.3750000000                    31                                 12                                   N/A                     1 Year LIBOR
    396        2.5000000000                    55                                 12                                   115                     1 Year LIBOR
    397        2.3750000000                    19                                 12                                   N/A                     1 Year LIBOR
    398        2.5000000000                    54                                 12                                   114                     1 Year LIBOR
    399        2.5000000000                    78                                 12                                   114                     1 Year LIBOR
    400        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    401        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    402        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
    403        0.8950000000                    60                                 6                                    120                     6 Month LIBOR
    404        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
    405        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
    406        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
    407        1.2050000000                    60                                 6                                    120                     6 Month LIBOR
    408        0.5550000000                    60                                 6                                    N/A                     6 Month LIBOR
    409        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
    410        1.8750000000                    84                                 6                                    120                     6 Month LIBOR
    411        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    412        1.8750000000                    36                                 6                                    120                     6 Month LIBOR
    413        0.6950000000                    60                                 6                                    N/A                     6 Month LIBOR
    414        1.1950000000                    60                                 6                                    120                     6 Month LIBOR
    415        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    416        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
    417        1.8750000000                   120                                 6                                    120                     6 Month LIBOR
    418        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    419        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    420        1.3850000000                    60                                 6                                    120                     6 Month LIBOR
    421        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
    422        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
    423        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
    424        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    425        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    426        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    427        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    428        1.8750000000                    33                                 12                                   117                     1 Year LIBOR
    429        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    430        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
    431        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    432        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    433        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    434        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    435        1.8750000000                    34                                 6                                    N/A                     6 Month LIBOR
    436        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    437        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    438        1.8750000000                    58                                 12                                   118                     1 Year LIBOR
    439        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    440        1.8750000000                    56                                 6                                    N/A                     6 Month LIBOR
    441        1.8750000000                    56                                 6                                    N/A                     6 Month LIBOR
    442        1.8750000000                    56                                 6                                    N/A                     6 Month LIBOR
    443        1.8750000000                    58                                 12                                   118                     1 Year LIBOR
    444        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    445        1.8750000000                    56                                 6                                     56                     6 Month LIBOR
    446        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    447        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    448        0.6850000000                    59                                 6                                    N/A                     6 Month LIBOR
    449        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    450        1.8750000000                    55                                 12                                   115                     1 Year LIBOR
    451        1.8750000000                    56                                 6                                    N/A                     6 Month LIBOR
    452        1.8750000000                    80                                 6                                    116                     6 Month LIBOR
    453        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
    454        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    455        1.8750000000                    53                                 6                                     53                     6 Month LIBOR
    456        1.8750000000                   114                                 6                                    114                     6 Month LIBOR
    457        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
    458        1.8750000000                    55                                 6                                     55                     6 Month LIBOR
    459        1.8750000000                    53                                 6                                    113                     6 Month LIBOR
    460        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    461        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    462        1.8750000000                    82                                 6                                    118                     6 Month LIBOR
    463        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    464        1.0350000000                    58                                 6                                    118                     6 Month LIBOR
    465        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    466        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    467        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    468        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    469        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    470        1.8750000000                    35                                 6                                    N/A                     6 Month LIBOR
    471        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    472        1.8750000000                    82                                 6                                    118                     6 Month LIBOR
    473        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    474        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    475        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    476        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    477        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    478        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    479        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    480        1.8750000000                    82                                 6                                    118                     6 Month LIBOR
    481        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    482        2.0527952218                    58                                 6                                    118                     6 Month LIBOR
    483        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    484        1.0050000000                    59                                 6                                    119                     6 Month LIBOR
    485        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    486        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    487        1.8750000000                    34                                 6                                    118                     6 Month LIBOR
    488        1.0050000000                    83                                 6                                    119                     6 Month LIBOR
    489        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    490        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    491        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    492        1.8750000000                   117                                 6                                    117                     6 Month LIBOR
    493        1.0550000000                    58                                 6                                    118                     6 Month LIBOR
    494        1.8750000000                    58                                 12                                   N/A                     1 Year LIBOR
    495        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    496        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    497        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    498        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    499        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    500        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    501        4.6250000000                    21                                 6                                    117                     6 Month LIBOR
    502        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    503        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    504        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    505        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    506        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    507        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    508        1.8750000000                    34                                 6                                    118                     6 Month LIBOR
    509        1.8750000000                   118                                 6                                    118                     6 Month LIBOR
    510        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    511        1.9525829986                    58                                 6                                     58                     6 Month LIBOR
    512        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    513        1.8750000000                    57                                 12                                   117                     1 Year LIBOR
    514        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    515        1.8750000000                    82                                 6                                    118                     6 Month LIBOR
    516        0.5350000000                    58                                 6                                    N/A                     6 Month LIBOR
    517        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    518        1.8750000000                    34                                 6                                    118                     6 Month LIBOR
    519        1.4450000000                    58                                 6                                    118                     6 Month LIBOR
    520        1.8750000000                    82                                 6                                    118                     6 Month LIBOR
    521        0.5550000000                    58                                 6                                    118                     6 Month LIBOR
    522        0.9250000000                    58                                 6                                     58                     6 Month LIBOR
    523        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    524        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    525        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    526        1.8750000000                    34                                 6                                    118                     6 Month LIBOR
    527        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    528        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    529        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    530        0.4550000000                    34                                 6                                    118                     6 Month LIBOR
    531        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    532        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    533        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    534        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    535        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    536        1.8750000000                   118                                 6                                    118                     6 Month LIBOR
    537        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    538        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    539        1.8750000000                    82                                 6                                    118                     6 Month LIBOR
    540        1.8750000000                   118                                 6                                    118                     6 Month LIBOR
    541        1.8750000000                    34                                 6                                    118                     6 Month LIBOR
    542        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    543        1.8750000000                    34                                 6                                    118                     6 Month LIBOR
    544        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    545        1.8750000000                    82                                 6                                    118                     6 Month LIBOR
    546        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    547        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    548        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    549        1.8750000000                    82                                 6                                     82                     6 Month LIBOR
    550        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    551        1.8750000000                    81                                 6                                    117                     6 Month LIBOR
    552        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    553        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    554        1.8750000000                    82                                 6                                    N/A                     6 Month LIBOR
    555        1.8750000000                    82                                 6                                    118                     6 Month LIBOR
    556        1.8750000000                    81                                 6                                    N/A                     6 Month LIBOR
    557        1.8750000000                    81                                 6                                    117                     6 Month LIBOR
    558        1.8750000000                    81                                 6                                    N/A                     6 Month LIBOR
    559        1.8750000000                    81                                 6                                    117                     6 Month LIBOR
    560        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    561        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    562        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    563        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    564        2.0000000000                    22                                 6                                    118                     6 Month LIBOR
    565        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    566        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    567        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    568        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    569        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    570        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    571        1.8750000000                    54                                 6                                    114                     6 Month LIBOR
    572        1.8750000000                    58                                 12                                   118                     1 Year LIBOR
    573        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    574        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    575        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    576        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    577        1.8750000000                    59                                 12                                   119                     1 Year LIBOR
    578        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    579        1.8750000000                    33                                 6                                    117                     6 Month LIBOR
    580        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    581        1.8750000000                    34                                 6                                    118                     6 Month LIBOR
    582        1.8750000000                   117                                 6                                    N/A                     6 Month LIBOR
    583        1.8750000000                    57                                 12                                   117                     1 Year LIBOR
    584        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    585        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    586        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    587        1.8750000000                    57                                 6                                     57                     6 Month LIBOR
    588        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    589        1.8750000000                    54                                 6                                    114                     6 Month LIBOR
    590        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    591        1.8750000000                    56                                 6                                     56                     6 Month LIBOR
    592        2.0000000000                    56                                 12                                    56                     1 Year LIBOR
    593        2.0000000000                    19                                 6                                    N/A                     6 Month LIBOR
    594        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
    595        1.8750000000                    32                                 12                                    32                     1 Year LIBOR
    596        2.0000000000                    81                                 12                                   N/A                     1 Year LIBOR
    597        2.0000000000                    81                                 12                                    81                     1 Year LIBOR
    598        1.8750000000                    55                                 12                                   115                     1 Year LIBOR
    599        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
    600        1.8750000000                    55                                 6                                     55                     6 Month LIBOR
    601        1.8750000000                    55                                 6                                    N/A                     6 Month LIBOR
    602        1.8750000000                    55                                 6                                    N/A                     6 Month LIBOR
    603        1.8750000000                    55                                 6                                     55                     6 Month LIBOR
    604        1.8750000000                    55                                 6                                    N/A                     6 Month LIBOR
    605        2.0000000000                    59                                 12                                   N/A                     1 Year LIBOR
    606        2.0000000000                    59                                 12                                    59                     1 Year LIBOR
    607        2.0000000000                    60                                 12                                    60                     1 Year LIBOR
    608        2.0000000000                    34                                 12                                   N/A                     1 Year LIBOR
    609        2.0000000000                   118                                 12                                   N/A                     1 Year LIBOR
    610        2.5000000000                    34                                 12                                   N/A                     1 Year LIBOR
    611        2.5000000000                    32                                 12                                    32                     1 Year LIBOR
    612        2.0000000000                    58                                 12                                    58                     1 Year LIBOR
    613        2.0000000000                    58                                 12                                   N/A                     1 Year LIBOR
    614        2.0000000000                    34                                 12                                   N/A                     1 Year LIBOR
    615        1.8750000000                    54                                 6                                    114                     6 Month LIBOR
    616        1.8750000000                    35                                 12                                    35                     1 Year LIBOR
    617        3.3750000000                    54                                 6                                    114                     6 Month LIBOR
    618        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    619        1.8750000000                    83                                 6                                    N/A                     6 Month LIBOR
    620        1.1250000000                    59                                 6                                     59                     6 Month LIBOR
    621        0.9950000000                    59                                 6                                    119                     6 Month LIBOR
    622        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    623        0.4550000000                    59                                 6                                    N/A                     6 Month LIBOR
    624        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    625        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    626        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    627        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    628        1.8750000000                    35                                 6                                    119                     6 Month LIBOR
    629        1.2550000000                    59                                 6                                    119                     6 Month LIBOR
    630        1.8750000000                   119                                 6                                    119                     6 Month LIBOR
    631        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    632        1.0550000000                    59                                 6                                    119                     6 Month LIBOR
    633        1.8750000000                    83                                 6                                    N/A                     6 Month LIBOR
    634        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    635        0.5950000000                    59                                 6                                    119                     6 Month LIBOR
    636        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    637        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    638        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    639        1.0750000000                    59                                 6                                    N/A                     6 Month LIBOR
    640        1.8750000000                    50                                 6                                     50                     6 Month LIBOR
    641        1.8750000000                    46                                 6                                     46                     6 Month LIBOR
    642        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    643        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    644        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    645        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
    646        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
    647        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    648        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
    649        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
    650        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
    651        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    652        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    653        1.8750000000                    59                                 12                                   N/A                     1 Year LIBOR
    654        4.6250000000                    35                                 6                                    119                     6 Month LIBOR
    655        2.0000000000                    59                                 12                                    59                     1 Year LIBOR
    656        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    657        1.8750000000                    84                                 6                                    N/A                     6 Month LIBOR
    658        1.8750000000                   119                                 6                                    119                     6 Month LIBOR
    659        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    660        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    661        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    662        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
    663        3.5000000000                    56                                 6                                     56                     6 Month LIBOR
    664        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    665        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    666        2.0000000000                    60                                 12                                    60                     1 Year LIBOR
    667        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    668        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    669        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    670        2.0000000000                    60                                 12                                   N/A                     1 Year LIBOR
    671        5.7250000000                    18                                 6                                    N/A                     6 Month LIBOR
    672        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
    673        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
    674        2.0000000000                    83                                 12                                    83                     1 Year LIBOR
    675        2.0000000000                    84                                 12                                    84                     1 Year LIBOR
    676        1.8750000000                   119                                 12                                   119                     1 Year LIBOR
    677        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
    678        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
    679        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
    680        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
    681        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    682        1.8750000000                    54                                 6                                    114                     6 Month LIBOR
    683        2.0000000000                   119                                 12                                   119                     1 Year LIBOR
    684        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
    685        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    686        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
    687        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    688        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    689        2.3750000000                    57                                 6                                    N/A                     6 Month LIBOR
    690        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
    691        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
    692        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
    693        1.8750000000                    35                                 6                                    N/A                     6 Month LIBOR
    694        3.5000000000                    56                                 6                                     56                     6 Month LIBOR
    695        1.8750000000                    84                                 6                                    120                     6 Month LIBOR
    696        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    697        1.2850000000                    60                                 6                                    N/A                     6 Month LIBOR
    698        2.0000000000                    56                                 12                                    56                     1 Year LIBOR
    699        2.0000000000                    54                                 12                                    54                     1 Year LIBOR
    700        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
    701        1.8750000000                    56                                 6                                     56                     6 Month LIBOR
    702        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
    703        1.1950000000                    60                                 6                                    120                     6 Month LIBOR
    704        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
    705        0.5550000000                    60                                 6                                    N/A                     6 Month LIBOR
    706        1.1750000000                    60                                 6                                    120                     6 Month LIBOR
    707        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    708        1.2550000000                    60                                 6                                    120                     6 Month LIBOR
    709        1.8750000000                    83                                 6                                    N/A                     6 Month LIBOR
    710        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    711        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    712        1.1450000000                    58                                 6                                    118                     6 Month LIBOR
    713        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    714        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    715        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    716        0.7950000000                    59                                 6                                    119                     6 Month LIBOR
    717        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    718        1.8750000000                   118                                 6                                    118                     6 Month LIBOR
    719        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    720        1.8750000000                   118                                 6                                    118                     6 Month LIBOR
    721        2.2729278277                    57                                 6                                    117                     6 Month LIBOR
    722        3.5000000000                    57                                 6                                     57                     6 Month LIBOR
    723        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    724        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    725        0.7550000000                    59                                 6                                    119                     6 Month LIBOR
    726        0.6850000000                    59                                 6                                    N/A                     6 Month LIBOR
    727        1.8750000000                    57                                 6                                     57                     6 Month LIBOR
    728        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    729        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    730        2.3750000000                    58                                 6                                    118                     6 Month LIBOR
    731        1.0050000000                    59                                 6                                    119                     6 Month LIBOR
    732        1.8750000000                    35                                 6                                    119                     6 Month LIBOR
    733        1.2650000000                    57                                 6                                    117                     6 Month LIBOR
    734        1.8750000000                   119                                 6                                    119                     6 Month LIBOR
    735        1.8750000000                    82                                 6                                    118                     6 Month LIBOR
    736        1.8750000000                    82                                 6                                    118                     6 Month LIBOR
    737        0.7250000000                    58                                 6                                    118                     6 Month LIBOR
    738        1.0550000000                    58                                 6                                    118                     6 Month LIBOR
    739        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    740        1.8750000000                    59                                 12                                   119                     1 Year LIBOR
    741        1.8750000000                    83                                 6                                     83                     6 Month LIBOR
    742        1.8750000000                    58                                 12                                    58                     1 Year LIBOR
    743        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    744        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    745        2.1250000000                    21                                 6                                    117                     6 Month LIBOR
    746        1.2550000000                    59                                 6                                    N/A                     6 Month LIBOR
    747        0.9311587218                    59                                 6                                    119                     6 Month LIBOR
    748        1.8750000000                    82                                 6                                    N/A                     6 Month LIBOR
    749        2.0000000000                    20                                 6                                    N/A                     6 Month LIBOR
    750        1.0050000000                    59                                 12                                    59                     1 Year LIBOR
    751        1.8750000000                    82                                 6                                    N/A                     6 Month LIBOR
    752        1.8750000000                   118                                 6                                    118                     6 Month LIBOR
    753        2.3750000000                    75                                 12                                   111                    1 Year Treasury
    754        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    755        1.8750000000                    55                                 6                                    N/A                     6 Month LIBOR
    756        2.3750000000                    78                                 6                                     78                     6 Month LIBOR
    757        1.8750000000                    51                                 6                                    N/A                     6 Month LIBOR
    758        1.8750000000                    54                                 6                                    114                     6 Month LIBOR
    759        1.8750000000                    54                                 6                                    114                     6 Month LIBOR
    760        1.8750000000                    55                                 6                                     55                     6 Month LIBOR
    761        1.8750000000                    54                                 6                                    114                     6 Month LIBOR
    762        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    763        1.8750000000                    56                                 6                                    N/A                     6 Month LIBOR
    764        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    765        1.8750000000                    55                                 6                                    N/A                     6 Month LIBOR
    766        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
    767        1.8750000000                    55                                 6                                    N/A                     6 Month LIBOR
    768        1.8750000000                    30                                 6                                     54                     6 Month LIBOR
    769        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    770        2.3750000000                   115                                 6                                    115                     6 Month LIBOR
    771        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
    772        2.1172733516                    55                                 6                                    115                     6 Month LIBOR
    773        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
    774        1.8750000000                    55                                 6                                    N/A                     6 Month LIBOR
    775        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
    776        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
    777        1.8750000000                    56                                 6                                    N/A                     6 Month LIBOR
    778        2.0000000000                    21                                 6                                    117                     6 Month LIBOR
    779        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    780        1.8750000000                    80                                 6                                    116                     6 Month LIBOR
    781        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
    782        2.0000000000                    20                                 6                                    N/A                     6 Month LIBOR
    783        1.8750000000                    82                                 6                                     82                     6 Month LIBOR
    784        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    785        1.8750000000                    34                                 12                                   118                     1 Year LIBOR
    786        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    787        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    788        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
    789        1.8750000000                    54                                 6                                    N/A                     6 Month LIBOR
    790        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    791        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    792        4.6250000000                    15                                 6                                    N/A                     6 Month LIBOR
    793        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    794        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    795        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    796        3.3750000000                    55                                 6                                    N/A                     6 Month LIBOR
    797        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    798        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    799        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    800        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    801        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    802        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    803        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    804        1.8750000000                    57                                 6                                     57                     6 Month LIBOR
    805        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    806        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    807        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    808        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    809        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    810        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    811        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    812        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    813        1.8750000000                    57                                 6                                     57                     6 Month LIBOR
    814        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    815        1.8750000000                    57                                 6                                     57                     6 Month LIBOR
    816        1.8750000000                    57                                 6                                     57                     6 Month LIBOR
    817        1.8750000000                    83                                 6                                     83                     6 Month LIBOR
    818        1.8750000000                    83                                 6                                     83                     6 Month LIBOR
    819        1.8750000000                    33                                 6                                    117                     6 Month LIBOR
    820        1.8750000000                    57                                 6                                     57                     6 Month LIBOR
    821        1.8750000000                    57                                 6                                     57                     6 Month LIBOR
    822        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    823        1.8750000000                    82                                 6                                    N/A                     6 Month LIBOR
    824        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    825        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    826        3.1250000000                    57                                 6                                    117                     6 Month LIBOR
    827        1.8750000000                    57                                 6                                     57                     6 Month LIBOR
    828        1.8750000000                    34                                 6                                    N/A                     6 Month LIBOR
    829        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    830        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    831        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    832        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    833        1.8750000000                    57                                 6                                     57                     6 Month LIBOR
    834        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    835        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    836        1.8750000000                    56                                 6                                    N/A                     6 Month LIBOR
    837        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    838        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    839        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    840        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    841        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    842        1.8750000000                    34                                 6                                    118                     6 Month LIBOR
    843        1.8750000000                    56                                 6                                    N/A                     6 Month LIBOR
    844        1.8750000000                    33                                 6                                    N/A                     6 Month LIBOR
    845        2.3750000000                    34                                 6                                    N/A                     6 Month LIBOR
    846        1.8750000000                    81                                 6                                    117                     6 Month LIBOR
    847        1.8750000000                    33                                 6                                     57                     6 Month LIBOR
    848        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    849        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    850        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    851        1.8750000000                    81                                 6                                    117                     6 Month LIBOR
    852        1.8750000000                    82                                 6                                    N/A                     6 Month LIBOR
    853        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    854        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    855        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
    856        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    857        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    858        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    859        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    860        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    861        1.2050000000                    57                                 6                                    117                     6 Month LIBOR
    862        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    863        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    864        1.8750000000                    58                                 12                                   118                     1 Year LIBOR
    865        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    866        1.8750000000                    58                                 12                                   118                     1 Year LIBOR
    867        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
    868        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
    869        1.8750000000                    34                                 6                                    N/A                     6 Month LIBOR
    870        1.2250000000                    59                                 6                                     59                     6 Month LIBOR
    871        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    872        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    873        1.2950000000                    57                                 6                                    117                     6 Month LIBOR
    874        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    875        4.6150000000                    55                                 6                                    N/A                     6 Month LIBOR
    876        2.3750000000                    53                                 6                                    N/A                     6 Month LIBOR
    877        0.6850000000                    58                                 6                                    N/A                     6 Month LIBOR
    878        1.8750000000                    34                                 6                                    118                     6 Month LIBOR
    879        1.8750000000                    59                                 12                                   N/A                     1 Year LIBOR
    880        1.8750000000                    57                                 12                                   117                     1 Year LIBOR
    881        1.8750000000                    34                                 6                                    118                     6 Month LIBOR
    882        1.8750000000                    34                                 6                                    118                     6 Month LIBOR
    883        1.0550000000                    59                                 6                                    119                     6 Month LIBOR
    884        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
    885        1.8750000000                    59                                 12                                    59                     1 Year LIBOR
    886        1.8750000000                    82                                 6                                    118                     6 Month LIBOR
    887        0.9150000000                    83                                 6                                    119                     6 Month LIBOR
    888        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    889        1.1650000000                    58                                 6                                    118                     6 Month LIBOR
    890        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    891        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    892        1.8750000000                    83                                 6                                     83                     6 Month LIBOR
    893        0.9550000000                   119                                 6                                    119                     6 Month LIBOR
    894        1.8750000000                   119                                 6                                    119                     6 Month LIBOR
    895        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    896        3.3750000000                    57                                 6                                    117                     6 Month LIBOR
    897        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    898        1.0050000000                    59                                 6                                    119                     6 Month LIBOR
    899        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    900        0.9850000000                    59                                 6                                    119                     6 Month LIBOR
    901        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    902        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    903        1.8750000000                    59                                 12                                   N/A                     1 Year LIBOR
    904        1.0350000000                    59                                 6                                    119                     6 Month LIBOR
    905        1.8750000000                    35                                 6                                    119                     6 Month LIBOR
    906        1.8750000000                    82                                 6                                    118                     6 Month LIBOR
    907        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    908        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    909        1.8750000000                    33                                 6                                    117                     6 Month LIBOR
    910        1.0550000000                    59                                 6                                    N/A                     6 Month LIBOR
    911        1.8750000000                    82                                 6                                    118                     6 Month LIBOR
    912        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    913        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    914        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    915        1.8750000000                   119                                 6                                    119                     6 Month LIBOR
    916        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    917        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    918        1.8750000000                    33                                 6                                    117                     6 Month LIBOR
    919        1.8750000000                    83                                 6                                    N/A                     6 Month LIBOR
    920        0.9150000000                    59                                 6                                    119                     6 Month LIBOR
    921        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    922        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    923        1.8750000000                    83                                 6                                    N/A                     6 Month LIBOR
    924        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    925        2.0000000000                    23                                 6                                    N/A                     6 Month LIBOR
    926        1.8750000000                    33                                 6                                    N/A                     6 Month LIBOR
    927        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    928        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    929        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    930        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    931        1.8750000000                    81                                 12                                   117                     1 Year LIBOR
    932        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
    933        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
    934        1.8750000000                    55                                 6                                     55                     6 Month LIBOR
    935        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    936        1.8750000000                    83                                 6                                    N/A                     6 Month LIBOR
    937        0.6850000000                    59                                 6                                    119                     6 Month LIBOR
    938        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    939        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    940        1.8750000000                    35                                 6                                    119                     6 Month LIBOR
    941        1.8750000000                    83                                 6                                     83                     6 Month LIBOR
    942        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    943        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    944        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    945        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    946        0.7550000000                    59                                 6                                    119                     6 Month LIBOR
    947        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    948        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
    949        1.8750000000                    82                                 6                                    118                     6 Month LIBOR
    950        1.8750000000                    83                                 6                                    N/A                     6 Month LIBOR
    951        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    952        2.8750000000                    33                                 6                                    N/A                     6 Month LIBOR
    953        1.8750000000                    33                                 6                                    117                     6 Month LIBOR
    954        1.8750000000                    81                                 6                                     81                     6 Month LIBOR
    955        0.9750000000                    59                                 6                                    119                     6 Month LIBOR
    956        1.0050000000                    59                                 6                                    119                     6 Month LIBOR
    957        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
    958        1.8750000000                   119                                 6                                    119                     6 Month LIBOR
    959        1.8750000000                    35                                 6                                    N/A                     6 Month LIBOR
    960        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
    961        1.8750000000                    5                                  12                                   113                     1 Year LIBOR
    962        4.2500000000                    4                                  6                                    112                     6 Month LIBOR
    963        2.3750000000                    18                                 6                                    114                     6 Month LIBOR
    964        2.3750000000                    31                                 6                                    N/A                     6 Month LIBOR
    965        2.3750000000                    30                                 6                                    N/A                     6 Month LIBOR
    966        2.3750000000                    79                                 6                                    115                     6 Month LIBOR
    967        2.3750000000                    31                                 6                                    115                     6 Month LIBOR
    968        2.3750000000                    79                                 6                                    115                     6 Month LIBOR
    969        2.3750000000                    79                                 6                                    115                     6 Month LIBOR
    970        2.3750000000                    79                                 6                                    115                     6 Month LIBOR
    971        2.3750000000                    79                                 6                                    N/A                     6 Month LIBOR
    972        2.3750000000                    79                                 6                                    N/A                     6 Month LIBOR
    973        2.3750000000                    80                                 6                                    116                     6 Month LIBOR
    974        2.3750000000                    19                                 6                                    115                     6 Month LIBOR
    975        1.9271249756                    55                                 6                                    N/A                     6 Month LIBOR
    976        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
    977        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
    978        1.8750000000                   114                                 6                                    114                     6 Month LIBOR
    979        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
    980        1.8750000000                    54                                 6                                    114                     6 Month LIBOR
    981        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
    982        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
    983        1.8750000000                    56                                 6                                    N/A                     6 Month LIBOR
    984        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
    985        7.2750000000                    22                                 6                                    N/A                     6 Month LIBOR
    986        1.0550000000                    59                                 6                                    119                     6 Month LIBOR
    987        1.8750000000                    33                                 6                                    117                     6 Month LIBOR
    988        1.8750000000                   116                                 6                                    N/A                     6 Month LIBOR
    989        1.8750000000                    35                                 6                                     59                     6 Month LIBOR
    990        2.1250000000                    1                                  1                                    114                     1 Month LIBOR
    991        1.8750000000                    5                                  12                                   113                     1 Year LIBOR
    992        1.8750000000                    5                                  12                                   113                     1 Year LIBOR
    993        1.8750000000                    53                                 6                                     53                     6 Month LIBOR
    994        1.8750000000                    83                                 6                                    N/A                     6 Month LIBOR
    995        0.7050000000                    59                                 6                                    119                     6 Month LIBOR
    996        0.2850000000                    59                                 6                                    N/A                     6 Month LIBOR
    997        1.0050000000                    59                                 6                                    119                     6 Month LIBOR
    998        1.8750000000                    35                                 6                                    119                     6 Month LIBOR
    999        1.8750000000                    35                                 6                                    N/A                     6 Month LIBOR
   1000        1.0350000000                    59                                 6                                    119                     6 Month LIBOR
   1001        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
   1002        1.2450000000                    56                                 6                                    116                     6 Month LIBOR
   1003        1.8750000000                    35                                 6                                    N/A                     6 Month LIBOR
   1004        1.0750000000                    59                                 6                                    119                     6 Month LIBOR
   1005        1.8750000000                    83                                 6                                    N/A                     6 Month LIBOR
   1006        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1007        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1008        1.8750000000                    59                                 12                                   N/A                     1 Year LIBOR
   1009        1.8750000000                    54                                 6                                     54                     6 Month LIBOR
   1010        1.8750000000                    57                                 6                                     57                     6 Month LIBOR
   1011        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1012        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1013        0.9950000000                    58                                 6                                    118                     6 Month LIBOR
   1014        0.7550000000                    59                                 6                                    119                     6 Month LIBOR
   1015        0.7650000000                    59                                 6                                    N/A                     6 Month LIBOR
   1016        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1017        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1018        1.8750000000                    59                                 12                                   N/A                     1 Year LIBOR
   1019        1.0550000000                    59                                 6                                    119                     6 Month LIBOR
   1020        2.3750000000                    58                                 6                                    N/A                     6 Month LIBOR
   1021        1.8750000000                    35                                 6                                    119                     6 Month LIBOR
   1022        0.5250000000                    59                                 6                                    119                     6 Month LIBOR
   1023        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1024        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1025        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1026        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1027        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
   1028        2.0000000000                    24                                 6                                    N/A                     6 Month LIBOR
   1029        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1030        1.8750000000                    83                                 6                                    119                     6 Month LIBOR
   1031        2.0000000000                    23                                 6                                    119                     6 Month LIBOR
   1032        1.8750000000                    84                                 6                                    120                     6 Month LIBOR
   1033        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
   1034        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1035        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1036        1.1850000000                    59                                 6                                    119                     6 Month LIBOR
   1037        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1038        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
   1039        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1040        1.1950000000                    58                                 6                                    118                     6 Month LIBOR
   1041        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
   1042        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1043        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1044        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
   1045        1.8750000000                    82                                 6                                    118                     6 Month LIBOR
   1046        1.8750000000                    35                                 6                                    N/A                     6 Month LIBOR
   1047        2.0000000000                    59                                 12                                    59                     1 Year LIBOR
   1048        2.0000000000                    59                                 12                                    59                     1 Year LIBOR
   1049        2.2116836640                    59                                 12                                   N/A                     1 Year LIBOR
   1050        2.0000000000                    59                                 12                                    59                     1 Year LIBOR
   1051        2.0000000000                    59                                 12                                    59                     1 Year LIBOR
   1052        2.0670889866                    59                                 12                                    59                     1 Year LIBOR
   1053        2.0813840398                    59                                 12                                    59                     1 Year LIBOR
   1054        2.0000000000                    59                                 12                                   N/A                     1 Year LIBOR
   1055        1.9156730380                    58                                 6                                    118                     6 Month LIBOR
   1056        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
   1057        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1058        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
   1059        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1060        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1061        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1062        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1063        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1064        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
   1065        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
   1066        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
   1067        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1068        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
   1069        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1070        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1071        1.8844728802                    57                                 6                                    117                     6 Month LIBOR
   1072        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
   1073        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
   1074        2.0178571397                    58                                 6                                    N/A                     6 Month LIBOR
   1075        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1076        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
   1077        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1078        1.8750000000                    55                                 12                                    55                     1 Year LIBOR
   1079        1.8750000000                    58                                 12                                   118                     1 Year LIBOR
   1080        1.8750000000                    58                                 12                                   118                     1 Year LIBOR
   1081        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1082        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1083        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1084        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1085        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1086        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1087        1.9096841003                    58                                 6                                    118                     6 Month LIBOR
   1088        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
   1089        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1090        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1091        1.8750000000                    50                                 6                                     50                     6 Month LIBOR
   1092        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1093        1.8750000000                    50                                 6                                    110                     6 Month LIBOR
   1094        1.8750000000                    57                                 12                                   117                     1 Year LIBOR
   1095        1.9306472906                    58                                 6                                    118                     6 Month LIBOR
   1096        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
   1097        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1098        1.9536978257                    58                                 6                                    118                     6 Month LIBOR
   1099        1.9144675233                    58                                 6                                    118                     6 Month LIBOR
   1100        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1101        1.8750000000                    58                                 12                                   118                     1 Year LIBOR
   1102        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
   1103        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
   1104        2.2644703204                    57                                 6                                    117                     6 Month LIBOR
   1105        1.8750000000                    45                                 6                                    105                     6 Month LIBOR
   1106        1.8750000000                    50                                 6                                     50                     6 Month LIBOR
   1107        1.9206613373                    57                                 6                                    N/A                     6 Month LIBOR
   1108        0.9850000000                    59                                 6                                     59                     6 Month LIBOR
   1109        2.0000000000                    59                                 12                                    59                     1 Year LIBOR
   1110        2.1930720322                    57                                 12                                    57                     1 Year LIBOR
   1111        2.0000000000                    56                                 12                                    56                     1 Year LIBOR
   1112        2.0000000000                    59                                 12                                   N/A                     1 Year LIBOR
   1113        2.0000000000                    59                                 12                                    59                     1 Year LIBOR
   1114        2.0000000000                    57                                 12                                    57                     1 Year LIBOR
   1115        2.0000000000                    58                                 12                                   N/A                     1 Year LIBOR
   1116        2.0000000000                    59                                 12                                    59                     1 Year LIBOR
   1117        2.0000000000                    58                                 12                                   N/A                     1 Year LIBOR
   1118        2.0000000000                    57                                 12                                    57                     1 Year LIBOR
   1119        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1120        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1121        2.0000000000                    60                                 12                                    60                     1 Year LIBOR
   1122        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1123        2.0254536475                    58                                 12                                    58                     1 Year LIBOR
   1124        2.0000000000                    57                                 12                                   N/A                     1 Year LIBOR
   1125        2.0101004107                    58                                 12                                    58                     1 Year LIBOR
   1126        2.0000000000                    59                                 12                                   N/A                     1 Year LIBOR
   1127        2.3750000000                    55                                 6                                    N/A                     6 Month LIBOR
   1128        2.3750000000                    55                                 6                                    115                     6 Month LIBOR
   1129        2.3750000000                    55                                 6                                    N/A                     6 Month LIBOR
   1130        2.0000000000                    58                                 12                                    58                     1 Year LIBOR
   1131        2.0000000000                    58                                 12                                    58                     1 Year LIBOR
   1132        2.5906111120                    56                                 12                                   N/A                     1 Year LIBOR
   1133        2.0446070783                    59                                 12                                    59                     1 Year LIBOR
   1134        2.0000000000                    59                                 12                                   N/A                     1 Year LIBOR
   1135        2.0826348252                    56                                 12                                    56                     1 Year LIBOR
   1136        2.0000000000                    58                                 12                                   N/A                     1 Year LIBOR
   1137        2.0000000000                    58                                 12                                    58                     1 Year LIBOR
   1138        2.0000000000                    58                                 12                                    58                     1 Year LIBOR
   1139        2.0000000000                    59                                 12                                    59                     1 Year LIBOR
   1140        2.0000000000                    59                                 12                                   N/A                     1 Year LIBOR
   1141        2.0000000000                    58                                 12                                   N/A                     1 Year LIBOR
   1142        1.8750000000                    58                                 12                                   118                     1 Year LIBOR
   1143        2.0000000000                    58                                 12                                   N/A                     1 Year LIBOR
   1144        1.8750000000                    58                                 12                                   118                     1 Year LIBOR
   1145        2.0000000000                    58                                 12                                    58                     1 Year LIBOR
   1146        2.0000000000                    59                                 12                                    59                     1 Year LIBOR
   1147        2.0000000000                    58                                 12                                    58                     1 Year LIBOR
   1148        2.1296084864                    59                                 12                                   N/A                     1 Year LIBOR
   1149        2.2495840282                    59                                 12                                   N/A                     1 Year LIBOR
   1150        2.0000000000                    59                                 12                                    59                     1 Year LIBOR
   1151        2.0000000000                    57                                 12                                    57                     1 Year LIBOR
   1152        2.0000000000                    57                                 12                                    57                     1 Year LIBOR
   1153        1.9870452487                    57                                 12                                    57                     1 Year LIBOR
   1154        2.0000000000                    60                                 12                                    60                     1 Year LIBOR
   1155        2.0000000000                    58                                 12                                    58                     1 Year LIBOR
   1156        2.0000000000                    57                                 12                                   N/A                     1 Year LIBOR
   1157        2.1217436978                    57                                 12                                    57                     1 Year LIBOR
   1158        2.0000000000                    57                                 12                                    57                     1 Year LIBOR
   1159        1.9876984525                    58                                 12                                   N/A                     1 Year LIBOR
   1160        2.0000000000                    58                                 12                                   N/A                     1 Year LIBOR
   1161        2.0183805052                    58                                 12                                    58                     1 Year LIBOR
   1162        1.8750000000                    43                                 6                                    103                     6 Month LIBOR
   1163        1.8750000000                    57                                 6                                     57                     6 Month LIBOR
   1164        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1165        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1166        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
   1167        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
   1168        1.8750000000                    56                                 6                                    N/A                     6 Month LIBOR
   1169        1.8750000000                    57                                 6                                     57                     6 Month LIBOR
   1170        2.1418592823                    58                                 6                                    N/A                     6 Month LIBOR
   1171        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1172        1.8750000000                    43                                 6                                    103                     6 Month LIBOR
   1173        2.0000000000                    58                                 12                                    58                     1 Year LIBOR
   1174        2.0794013151                    59                                 12                                    59                     1 Year LIBOR
   1175        2.0000000000                    59                                 12                                   N/A                     1 Year LIBOR
   1176        2.5000000000                    55                                 12                                   115                     1 Year LIBOR
   1177        2.5000000000                    54                                 12                                   N/A                     1 Year LIBOR
   1178        2.5000000000                    54                                 12                                   114                     1 Year LIBOR
   1179        2.5000000000                    55                                 12                                   N/A                     1 Year LIBOR
   1180        2.5000000000                    55                                 12                                   115                     1 Year LIBOR
   1181        2.5000000000                    55                                 12                                   115                     1 Year LIBOR
   1182        2.5000000000                    55                                 12                                   115                     1 Year LIBOR
   1183        2.5000000000                    56                                 12                                   116                     1 Year LIBOR
   1184        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
   1185        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1186        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1187        0.0850000000                    59                                 6                                    119                     6 Month LIBOR
   1188        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1189        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1190        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1191        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1192        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1193        0.5250000000                    59                                 6                                    119                     6 Month LIBOR
   1194        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1195        1.5650000000                    59                                 6                                    N/A                     6 Month LIBOR
   1196        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1197        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1198        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1199        1.9235749126                    58                                 6                                    118                     6 Month LIBOR
   1200        2.5178571429                    59                                 6                                    119                     6 Month LIBOR
   1201        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1202        2.2808622814                    54                                 12                                   N/A                     1 Year LIBOR
   1203        1.8750000000                    58                                 12                                   118                     1 Year LIBOR
   1204        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1205        1.8750000000                    55                                 6                                    N/A                     6 Month LIBOR
   1206        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1207        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1208        2.0000000000                    52                                 12                                    52                     1 Year LIBOR
   1209        2.0000000000                    58                                 12                                   N/A                     1 Year LIBOR
   1210        2.0000000000                    59                                 12                                   N/A                     1 Year LIBOR
   1211        2.0000000000                    58                                 12                                   N/A                     1 Year LIBOR
   1212        2.0000000000                    57                                 12                                    57                     1 Year LIBOR
   1213        2.0000000000                    53                                 12                                    53                     1 Year LIBOR
   1214        2.0000000000                    56                                 12                                    56                     1 Year LIBOR
   1215        2.0000000000                    56                                 12                                    56                     1 Year LIBOR
   1216        2.0000000000                    58                                 12                                    58                     1 Year LIBOR
   1217        2.0000000000                    58                                 12                                   N/A                     1 Year LIBOR
   1218        2.0000000000                    57                                 12                                    57                     1 Year LIBOR
   1219        2.0000000000                    58                                 12                                    58                     1 Year LIBOR
   1220        2.0000000000                    58                                 12                                   N/A                     1 Year LIBOR
   1221        2.0000000000                    58                                 12                                    58                     1 Year LIBOR
   1222        2.0413669710                    59                                 12                                    59                     1 Year LIBOR
   1223        2.0000000000                    60                                 12                                    60                     1 Year LIBOR
   1224        2.0000000000                    60                                 12                                   N/A                     1 Year LIBOR
   1225        2.0000000000                    60                                 12                                    60                     1 Year LIBOR
   1226        2.0000000000                    60                                 12                                    60                     1 Year LIBOR
   1227        2.0000000000                    60                                 12                                    60                     1 Year LIBOR
   1228        2.0000000000                    60                                 12                                   N/A                     1 Year LIBOR
   1229        2.0000000000                    60                                 12                                   N/A                     1 Year LIBOR
   1230        2.0000000000                    60                                 12                                   N/A                     1 Year LIBOR
   1231        2.0000000000                    60                                 12                                   N/A                     1 Year LIBOR
   1232        2.0000000000                    56                                 12                                    56                     1 Year LIBOR
   1233        2.1077605647                    58                                 12                                   N/A                     1 Year LIBOR
   1234        2.2781193851                    59                                 12                                   N/A                     1 Year LIBOR
   1235        3.0000000000                    59                                 12                                   N/A                    1 Year Treasury
   1236        3.0000000000                    59                                 12                                   N/A                    1 Year Treasury
   1237        2.0000000000                    59                                 12                                   N/A                     1 Year LIBOR
   1238        2.0000000000                    57                                 12                                   N/A                     1 Year LIBOR
   1239        2.0000000000                    57                                 12                                   N/A                     1 Year LIBOR
   1240        3.0000000000                    59                                 12                                   N/A                    1 Year Treasury
   1241        2.0000000000                    56                                 12                                   N/A                     1 Year LIBOR
   1242        2.2391304348                    60                                 12                                   N/A                     1 Year LIBOR
   1243        2.0000000000                    57                                 12                                   N/A                     1 Year LIBOR
   1244        2.0000000000                    60                                 12                                    60                     1 Year LIBOR
   1245        2.0000000000                    60                                 12                                   N/A                     1 Year LIBOR
   1246        2.0000000000                    60                                 12                                   N/A                     1 Year LIBOR
   1247        2.0000000000                    57                                 12                                   N/A                     1 Year LIBOR
   1248        2.0000000000                    60                                 12                                    60                     1 Year LIBOR
   1249        2.0000000000                    57                                 12                                   N/A                     1 Year LIBOR
   1250        2.0000000000                    57                                 12                                   N/A                     1 Year LIBOR
   1251        2.1600404358                    59                                 12                                   N/A                     1 Year LIBOR
   1252        2.0000000000                    59                                 12                                    59                     1 Year LIBOR
   1253        1.1650000000                    59                                 6                                    119                     6 Month LIBOR
   1254        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1255        0.4350000000                    59                                 6                                    119                     6 Month LIBOR
   1256        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1257        1.8750000000                    54                                 6                                    114                     6 Month LIBOR
   1258        0.5750000000                    59                                 6                                    119                     6 Month LIBOR
   1259        2.3750000000                    59                                 6                                    119                     6 Month LIBOR
   1260        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1261        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1262        2.3750000000                    59                                 6                                    N/A                     6 Month LIBOR
   1263        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1264        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1265        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1266        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
   1267        2.1387690772                    59                                 6                                    N/A                     6 Month LIBOR
   1268        1.1450000000                    59                                 6                                    N/A                     6 Month LIBOR
   1269        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1270        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1271        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
   1272        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1273        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1274        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1275        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1276        1.0050000000                    59                                 6                                    119                     6 Month LIBOR
   1277        0.5950000000                    59                                 6                                    N/A                     6 Month LIBOR
   1278        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1279        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
   1280        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1281        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
   1282        2.5000000000                    55                                 12                                   N/A                     1 Year LIBOR
   1283        2.5000000000                    55                                 12                                   115                     1 Year LIBOR
   1284        2.5000000000                    55                                 12                                   N/A                     1 Year LIBOR
   1285        2.5000000000                    55                                 12                                   115                     1 Year LIBOR
   1286        2.5000000000                    55                                 12                                   N/A                     1 Year LIBOR
   1287        2.5000000000                    55                                 12                                   N/A                     1 Year LIBOR
   1288        2.5000000000                    55                                 12                                   115                     1 Year LIBOR
   1289        2.5000000000                    55                                 12                                   115                     1 Year LIBOR
   1290        2.5000000000                    53                                 12                                   N/A                     1 Year LIBOR
   1291        2.5000000000                    54                                 12                                   114                     1 Year LIBOR
   1292        2.5000000000                    54                                 12                                   N/A                     1 Year LIBOR
   1293        2.5000000000                    55                                 12                                   N/A                     1 Year LIBOR
   1294        2.5000000000                    54                                 12                                   114                     1 Year LIBOR
   1295        2.5000000000                    56                                 12                                   116                     1 Year LIBOR
   1296        2.5000000000                    55                                 12                                   N/A                     1 Year LIBOR
   1297        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1298        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1299        1.3050000000                    60                                 6                                    120                     6 Month LIBOR
   1300        1.2450000000                    59                                 6                                    119                     6 Month LIBOR
   1301        1.4350000000                    59                                 6                                    N/A                     6 Month LIBOR
   1302        1.1650000000                    59                                 6                                    119                     6 Month LIBOR
   1303        1.3050000000                    60                                 6                                    120                     6 Month LIBOR
   1304        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1305        0.9950000000                    59                                 6                                    119                     6 Month LIBOR
   1306        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1307        0.9550000000                    59                                 6                                    119                     6 Month LIBOR
   1308        2.0000000000                    57                                 12                                    57                     1 Year LIBOR
   1309        1.8750000000                    54                                 6                                    114                     6 Month LIBOR
   1310        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1311        2.2130985515                    56                                 6                                    116                     6 Month LIBOR
   1312        2.0343632715                    56                                 6                                    116                     6 Month LIBOR
   1313        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1314        1.8750000000                    49                                 6                                    109                     6 Month LIBOR
   1315        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
   1316        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
   1317        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
   1318        1.8750000000                    54                                 6                                     54                     6 Month LIBOR
   1319        1.8750000000                    55                                 6                                    N/A                     6 Month LIBOR
   1320        1.8750000000                    54                                 6                                    114                     6 Month LIBOR
   1321        2.0852829101                    55                                 6                                    115                     6 Month LIBOR
   1322        1.8750000000                    54                                 6                                    N/A                     6 Month LIBOR
   1323        1.8750000000                    50                                 6                                    N/A                     6 Month LIBOR
   1324        1.8750000000                    55                                 6                                     55                     6 Month LIBOR
   1325        1.8750000000                    55                                 6                                     55                     6 Month LIBOR
   1326        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
   1327        1.8750000000                    54                                 6                                    N/A                     6 Month LIBOR
   1328        1.8750000000                    54                                 6                                    N/A                     6 Month LIBOR
   1329        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1330        1.3250000000                    58                                 6                                    118                     6 Month LIBOR
   1331        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1332        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
   1333        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1334        1.8750000000                    58                                 12                                   118                     1 Year LIBOR
   1335        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1336        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1337        2.7118739539                    58                                 6                                     58                     6 Month LIBOR
   1338        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1339        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1340        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1341        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1342        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1343        0.9550000000                    57                                 6                                    117                     6 Month LIBOR
   1344        1.8849909320                    57                                 6                                    117                     6 Month LIBOR
   1345        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1346        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
   1347        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1348        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1349        1.8750000000                    58                                 12                                   118                     1 Year LIBOR
   1350        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1351        1.9552289374                    58                                 12                                   N/A                     1 Year LIBOR
   1352        1.0850000000                    58                                 6                                    118                     6 Month LIBOR
   1353        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1354        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
   1355        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1356        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1357        1.2650000000                    58                                 6                                    118                     6 Month LIBOR
   1358        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
   1359        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1360        1.0887841352                    58                                 6                                    118                     6 Month LIBOR
   1361        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
   1362        1.8750000000                    56                                 12                                   N/A                     1 Year LIBOR
   1363        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
   1364        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1365        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
   1366        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
   1367        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1368        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1369        2.3750000000                    58                                 12                                   118                     1 Year LIBOR
   1370        1.8750000000                    58                                 12                                   118                     1 Year LIBOR
   1371        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
   1372        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1373        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1374        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1375        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1376        2.3750000000                    57                                 6                                    N/A                     6 Month LIBOR
   1377        0.7750000000                    58                                 6                                    118                     6 Month LIBOR
   1378        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
   1379        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
   1380        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1381        2.3750000000                    57                                 6                                    117                     6 Month LIBOR
   1382        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1383        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
   1384        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
   1385        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
   1386        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
   1387        2.3750000000                    58                                 12                                   118                     1 Year LIBOR
   1388        2.3221158089                    58                                 6                                    118                     6 Month LIBOR
   1389        1.8750000000                    58                                 12                                   118                     1 Year LIBOR
   1390        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
   1391        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1392        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
   1393        2.0000000000                    57                                 12                                   N/A                     1 Year LIBOR
   1394        1.8750000000                    55                                 6                                    N/A                     6 Month LIBOR
   1395        2.0000000000                    56                                 12                                    56                     1 Year LIBOR
   1396        2.0000000000                    57                                 12                                    57                     1 Year LIBOR
   1397        2.0000000000                    56                                 12                                    56                     1 Year LIBOR
   1398        2.0000000000                    55                                 12                                    55                     1 Year LIBOR
   1399        2.0000000000                    58                                 12                                    58                     1 Year LIBOR
   1400        2.0000000000                    58                                 12                                    58                     1 Year LIBOR
   1401        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
   1402        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
   1403        2.0000000000                    58                                 12                                    58                     1 Year LIBOR
   1404        1.9118446512                    58                                 12                                   N/A                     1 Year LIBOR
   1405        2.0000000000                    57                                 12                                   N/A                     1 Year LIBOR
   1406        2.0000000000                    58                                 12                                   N/A                     1 Year LIBOR
   1407        2.0000000000                    60                                 12                                   N/A                     1 Year LIBOR
   1408        2.5000000000                    56                                 12                                   N/A                     1 Year LIBOR
   1409        2.5000000000                    56                                 12                                    56                     1 Year LIBOR
   1410        1.8750000000                    54                                 6                                    114                     6 Month LIBOR
   1411        1.8750000000                    59                                 12                                   119                     1 Year LIBOR
   1412        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1413        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1414        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1415        0.8250000000                    59                                 6                                    N/A                     6 Month LIBOR
   1416        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1417        1.2250000000                    59                                 6                                    119                     6 Month LIBOR
   1418        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1419        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1420        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1421        1.8750000000                    58                                 12                                    58                     1 Year LIBOR
   1422        1.8750000000                    49                                 6                                     49                     6 Month LIBOR
   1423        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
   1424        1.8750000000                    55                                 6                                    N/A                     6 Month LIBOR
   1425        2.0000000000                    60                                 12                                    60                     1 Year LIBOR
   1426        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1427        2.0000000000                    59                                 12                                    59                     1 Year LIBOR
   1428        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1429        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1430        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1431        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1432        2.3750000000                    53                                 6                                    113                     6 Month LIBOR
   1433        2.3750000000                    54                                 6                                    114                     6 Month LIBOR
   1434        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1435        2.3750000000                    54                                 6                                    114                     6 Month LIBOR
   1436        2.0000000000                    58                                 12                                    58                     1 Year LIBOR
   1437        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1438        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1439        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1440        2.2094163658                    55                                 6                                    115                     6 Month LIBOR
   1441        2.0000000000                    58                                 12                                    58                     1 Year LIBOR
   1442        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1443        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1444        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
   1445        2.2091931227                    56                                 6                                    116                     6 Month LIBOR
   1446        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1447        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
   1448        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1449        2.0000000000                    60                                 12                                   N/A                     1 Year LIBOR
   1450        1.8750000000                    53                                 6                                    N/A                     6 Month LIBOR
   1451        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1452        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1453        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1454        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1455        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1456        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1457        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1458        2.3750000000                    51                                 6                                    111                     6 Month LIBOR
   1459        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1460        2.0000000000                    59                                 12                                    59                     1 Year LIBOR
   1461        1.8750000000                    60                                 6                                    N/A                     6 Month LIBOR
   1462        2.0000000000                    60                                 12                                    60                     1 Year LIBOR
   1463        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1464        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1465        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1466        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1467        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1468        1.3050000000                    60                                 6                                    120                     6 Month LIBOR
   1469        2.0000000000                    59                                 12                                    59                     1 Year LIBOR
   1470        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1471        1.8750000000                    60                                 6                                    120                     6 Month LIBOR
   1472        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1473        1.1050000000                    59                                 6                                    119                     6 Month LIBOR
   1474        1.3050000000                    59                                 6                                    119                     6 Month LIBOR
   1475        1.5850000000                    59                                 6                                    119                     6 Month LIBOR
   1476        1.2350000000                    59                                 6                                    119                     6 Month LIBOR
   1477        0.5550000000                    60                                 6                                    N/A                     6 Month LIBOR
   1478        1.1850000000                    58                                 6                                    118                     6 Month LIBOR
   1479        0.6850000000                    59                                 6                                    119                     6 Month LIBOR
   1480        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1481        0.6450000000                    59                                 6                                    N/A                     6 Month LIBOR
   1482        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1483        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1484        3.3750000000                    57                                 6                                    117                     6 Month LIBOR
   1485        1.8750000000                    59                                 12                                   119                     1 Year LIBOR
   1486        1.8750000000                    59                                 12                                   119                     1 Year LIBOR
   1487        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1488        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1489        1.8750000000                    59                                 12                                   119                     1 Year LIBOR
   1490        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1491        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1492        1.1450000000                    59                                 6                                    119                     6 Month LIBOR
   1493        0.9150000000                    57                                 6                                    117                     6 Month LIBOR
   1494        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1495        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1496        1.8750000000                    58                                 12                                    58                     1 Year LIBOR
   1497        0.6950000000                    59                                 6                                    119                     6 Month LIBOR
   1498        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1499        1.8750000000                    57                                 6                                     57                     6 Month LIBOR
   1500        3.5000000000                    58                                 6                                     58                     6 Month LIBOR
   1501        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1502        2.3750000000                    56                                 6                                    116                     6 Month LIBOR
   1503        1.0650000000                    59                                 6                                    119                     6 Month LIBOR
   1504        1.8750000000                    59                                 12                                   119                     1 Year LIBOR
   1505        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1506        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
   1507        1.8750000000                    51                                 6                                    N/A                     6 Month LIBOR
   1508        1.8750000000                    53                                 6                                    113                     6 Month LIBOR
   1509        1.8750000000                    54                                 6                                    114                     6 Month LIBOR
   1510        1.8750000000                    52                                 6                                    112                     6 Month LIBOR
   1511        1.8750000000                    54                                 6                                    114                     6 Month LIBOR
   1512        1.8750000000                    55                                 6                                     55                     6 Month LIBOR
   1513        1.8750000000                    53                                 6                                    N/A                     6 Month LIBOR
   1514        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1515        1.8750000000                    55                                 12                                    55                     1 Year LIBOR
   1516        1.8750000000                    54                                 6                                    114                     6 Month LIBOR
   1517        1.8750000000                    55                                 6                                     55                     6 Month LIBOR
   1518        1.8750000000                    56                                 6                                    116                     6 Month LIBOR
   1519        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
   1520        1.8750000000                    55                                 6                                     55                     6 Month LIBOR
   1521        1.8750000000                    55                                 6                                     55                     6 Month LIBOR
   1522        1.8750000000                    56                                 6                                     56                     6 Month LIBOR
   1523        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1524        1.8750000000                    56                                 6                                     56                     6 Month LIBOR
   1525        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1526        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1527        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
   1528        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
   1529        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1530        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1531        1.8750000000                    57                                 6                                     57                     6 Month LIBOR
   1532        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
   1533        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1534        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
   1535        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
   1536        1.8750000000                    58                                 12                                   118                     1 Year LIBOR
   1537        1.8750000000                    57                                 6                                    N/A                     6 Month LIBOR
   1538        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
   1539        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1540        1.8750000000                    57                                 6                                     57                     6 Month LIBOR
   1541        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1542        1.8750000000                    58                                 12                                   118                     1 Year LIBOR
   1543        1.8750000000                    59                                 12                                   119                     1 Year LIBOR
   1544        1.8750000000                    58                                 12                                   N/A                     1 Year LIBOR
   1545        1.8750000000                    58                                 12                                   118                     1 Year LIBOR
   1546        1.8750000000                    59                                 12                                   119                     1 Year LIBOR
   1547        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
   1548        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
   1549        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1550        0.9850000000                    58                                 6                                    118                     6 Month LIBOR
   1551        1.8750000000                    59                                 12                                   119                     1 Year LIBOR
   1552        1.8750000000                    58                                 12                                   118                     1 Year LIBOR
   1553        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
   1554        0.0350000000                    58                                 6                                    118                     6 Month LIBOR
   1555        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1556        1.2550000000                    59                                 6                                    N/A                     6 Month LIBOR
   1557        0.4850000000                    58                                 6                                    118                     6 Month LIBOR
   1558        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
   1559        1.8750000000                    56                                 12                                   116                     1 Year LIBOR
   1560        1.8750000000                    58                                 6                                     58                     6 Month LIBOR
   1561        0.2550000000                    58                                 6                                    118                     6 Month LIBOR
   1562        1.8750000000                    58                                 12                                   118                     1 Year LIBOR
   1563        1.0550000000                    58                                 12                                   118                     1 Year LIBOR
   1564        1.1050000000                    58                                 6                                    N/A                     6 Month LIBOR
   1565        1.6550000000                    59                                 6                                    119                     6 Month LIBOR
   1566        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1567        0.5550000000                    58                                 6                                    118                     6 Month LIBOR
   1568        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
   1569        1.2450000000                    59                                 6                                    119                     6 Month LIBOR
   1570        0.6950000000                    59                                 6                                    119                     6 Month LIBOR
   1571        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1572        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1573        0.6550000000                    59                                 6                                    119                     6 Month LIBOR
   1574        1.2250000000                    57                                 6                                    N/A                     6 Month LIBOR
   1575        1.1850000000                    59                                 6                                    119                     6 Month LIBOR
   1576        1.8750000000                    59                                 12                                    59                     1 Year LIBOR
   1577        2.3750000000                    58                                 6                                    N/A                     6 Month LIBOR
   1578        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1579        1.2250000000                    58                                 6                                    118                     6 Month LIBOR
   1580        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1581        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1582        3.5000000000                    57                                 6                                     57                     6 Month LIBOR
   1583        1.1650000000                    59                                 6                                    119                     6 Month LIBOR
   1584        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1585        3.3750000000                    58                                 6                                    118                     6 Month LIBOR
   1586        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1587        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
   1588        1.1650000000                    59                                 6                                     59                     6 Month LIBOR
   1589        2.3750000000                    58                                 6                                    N/A                     6 Month LIBOR
   1590        2.3750000000                    58                                 6                                    N/A                     6 Month LIBOR
   1591        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1592        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1593        1.8750000000                    51                                 6                                    111                     6 Month LIBOR
   1594        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1595        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1596        0.7650000000                    59                                 6                                    N/A                     6 Month LIBOR
   1597        0.9750000000                    59                                 6                                    119                     6 Month LIBOR
   1598        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1599        1.4750000000                    59                                 6                                    119                     6 Month LIBOR
   1600        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1601        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1602        1.8750000000                    59                                 12                                   119                     1 Year LIBOR
   1603        1.4850000000                    59                                 6                                    119                     6 Month LIBOR
   1604        1.8750000000                    57                                 6                                    117                     6 Month LIBOR
   1605        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1606        0.5950000000                    59                                 6                                    N/A                     6 Month LIBOR
   1607        2.3750000000                    58                                 6                                    118                     6 Month LIBOR
   1608        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1609        4.6250000000                    44                                 6                                     44                     6 Month LIBOR
   1610        2.1250000000                    55                                 12                                   115                     1 Year LIBOR
   1611        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
   1612        2.3750000000                    50                                 6                                    110                     6 Month LIBOR
   1613        2.3750000000                    56                                 6                                    116                     6 Month LIBOR
   1614        2.3750000000                    50                                 6                                    110                     6 Month LIBOR
   1615        1.8750000000                    53                                 6                                     53                     6 Month LIBOR
   1616        1.8750000000                    54                                 6                                     54                     6 Month LIBOR
   1617        1.8750000000                    54                                 6                                     54                     6 Month LIBOR
   1618        1.8750000000                    51                                 6                                    111                     6 Month LIBOR
   1619        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
   1620        1.8750000000                    56                                 6                                    N/A                     6 Month LIBOR
   1621        1.8750000000                    55                                 6                                    115                     6 Month LIBOR
   1622        3.6250000000                    53                                 12                                   N/A                     1 Year LIBOR
   1623        2.3750000000                    53                                 12                                    53                    1 Year Treasury
   1624        1.8750000000                    53                                 6                                    113                     6 Month LIBOR
   1625        1.1450000000                    59                                 6                                    119                     6 Month LIBOR
   1626        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
   1627        1.6350000000                    59                                 6                                    N/A                     6 Month LIBOR
   1628        0.6350000000                    59                                 6                                    119                     6 Month LIBOR
   1629        0.9850000000                    58                                 6                                    118                     6 Month LIBOR
   1630        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1631        0.9150000000                    58                                 6                                    118                     6 Month LIBOR
   1632        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
   1633        1.8750000000                    59                                 12                                    59                     1 Year LIBOR
   1634        2.3750000000                    58                                 6                                    N/A                     6 Month LIBOR
   1635        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1636        1.8750000000                    59                                 6                                     59                     6 Month LIBOR
   1637        1.8750000000                    59                                 6                                    N/A                     6 Month LIBOR
   1638        0.8650000000                    58                                 6                                    118                     6 Month LIBOR
   1639        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
   1640        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1641        0.8650000000                    59                                 6                                    119                     6 Month LIBOR
   1642        0.7650000000                    59                                 6                                    119                     6 Month LIBOR
   1643        1.2150000000                    59                                 6                                    119                     6 Month LIBOR
   1644        1.0550000000                    59                                 6                                    119                     6 Month LIBOR
   1645        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1646        1.3050000000                    59                                 6                                    119                     6 Month LIBOR
   1647        1.8750000000                    59                                 6                                    119                     6 Month LIBOR
   1648        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1649        1.8750000000                    58                                 6                                    118                     6 Month LIBOR
   1650        1.8750000000                    58                                 6                                    N/A                     6 Month LIBOR
   1651        1.6000000000                    5                                  6                                    N/A                     6 Month LIBOR
   1652        2.3750000000                    12                                 12                                   N/A                    1 Year Treasury
   1653        1.8600000000                    16                                 12                                   N/A                     1 Year LIBOR
   1654        2.3750000000                    7                                  12                                   N/A                    1 Year Treasury
   1655        2.3600000000                    5                                  12                                   N/A                    1 Year Treasury
   1656        2.3600000000                    4                                  12                                   N/A                    1 Year Treasury
   1657        2.3750000000                    7                                  12                                   N/A                    1 Year Treasury
   1658        2.3600000000                    9                                  12                                   N/A                    1 Year Treasury
   1659        2.3750000000                    6                                  12                                   N/A                    1 Year Treasury
   1660        2.3750000000                    10                                 12                                   N/A                    1 Year Treasury
   1661        2.3600000000                    7                                  12                                   N/A                    1 Year Treasury
   1662        2.3750000000                    2                                  12                                   N/A                    1 Year Treasury
   1663        2.3750000000                    10                                 12                                   N/A                    1 Year Treasury
   1664        2.3750000000                    6                                  12                                   N/A                    1 Year Treasury
   1665        4.6250000000                    4                                  6                                    N/A                     6 Month LIBOR
   1666        1.6250000000                    54                                 6                                     54                     6 Month LIBOR
   1667        2.0000000000                    3                                  6                                     75                     6 Month LIBOR
   1668        1.4720000000                    4                                  6                                    N/A                     6 Month LIBOR
   1669        4.6250000000                    15                                 6                                    N/A                     6 Month LIBOR
   1670        2.0000000000                    4                                  6                                    N/A                     6 Month LIBOR
   1671        1.8750000000                    4                                  12                                   N/A                     1 Year LIBOR
   1672        2.5000000000                    11                                 12                                   N/A                    1 Year Treasury
   1673        2.3750000000                    11                                 12                                   N/A                    1 Year Treasury
   1674        2.3750000000                    10                                 12                                   N/A                    1 Year Treasury
   1675        2.3750000000                    7                                  12                                   N/A                    1 Year Treasury
   1676        2.0970000000                    7                                  12                                   N/A                    1 Year Treasury
   1677        2.3750000000                    9                                  12                                   N/A                    1 Year Treasury
   1678        2.3750000000                    10                                 12                                   N/A                    1 Year Treasury
   1679        2.3750000000                    12                                 12                                   N/A                     1 Year LIBOR
   1680        2.3750000000                    11                                 12                                   N/A                    1 Year Treasury
   1681        2.3750000000                    4                                  6                                     82                     6 Month LIBOR
   1682        2.8750000000                    3                                  6                                     81                     6 Month LIBOR
   1683        2.8750000000                    3                                  6                                     81                     6 Month LIBOR
   1684        2.8750000000                    2                                  6                                     80                     6 Month LIBOR
   1685        1.5000000000                    1                                  6                                     73                     6 Month LIBOR
   1686        1.5000000000                    16                                 6                                     76                     6 Month LIBOR
   1687        2.3750000000                    4                                  6                                     82                     6 Month LIBOR
   1688        3.2500000000                    3                                  6                                    N/A                     6 Month LIBOR
   1689        1.8750000000                    4                                  6                                     82                     6 Month LIBOR
   1690        2.5050000000                    7                                  12                                   N/A                    1 Year Treasury
   1691        2.5000000000                    10                                 12                                   N/A                    1 Year Treasury
   1692        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   1693        2.0000000000                    4                                  6                                     82                     6 Month LIBOR
   1694        2.3100000000                    1                                  6                                    N/A                     6 Month LIBOR
   1695        2.3750000000                    9                                  12                                   N/A                    1 Year Treasury
   1696        2.3750000000                    9                                  12                                   N/A                    1 Year Treasury
   1697        2.8750000000                    4                                  6                                     82                     6 Month LIBOR
   1698        2.8750000000                    3                                  6                                     81                     6 Month LIBOR
   1699        2.0000000000                    22                                 6                                    N/A                     6 Month LIBOR
   1700        2.3750000000                    4                                  6                                    N/A                     6 Month LIBOR
   1701        1.6250000000                    18                                 6                                     18                     6 Month LIBOR
   1702        2.3750000000                    1                                  1                                     81                     1 Month LIBOR
   1703        2.3750000000                    18                                 6                                     78                     6 Month LIBOR
   1704        2.3750000000                    18                                 6                                     78                     6 Month LIBOR
   1705        2.3395426873                    18                                 6                                     78                     6 Month LIBOR
   1706        2.3750000000                    18                                 6                                     78                     6 Month LIBOR
   1707        4.6250000000                    5                                  6                                    N/A                     6 Month LIBOR
   1708        6.0000000000                    6                                  6                                    N/A                     6 Month LIBOR
   1709        3.7500000000                    6                                  6                                    N/A                     6 Month LIBOR
   1710        1.8750000000                    10                                 6                                     70                     6 Month LIBOR
   1711        1.8750000000                    3                                  6                                    N/A                     6 Month LIBOR
   1712        4.6250000000                    2                                  6                                    N/A                     6 Month LIBOR
   1713        2.3750000000                    12                                 12                                   N/A                    1 Year Treasury
   1714        2.3750000000                    17                                 6                                     77                     6 Month LIBOR
   1715        2.3750000000                    18                                 6                                     78                     6 Month LIBOR
   1716        2.0606569344                    18                                 6                                     78                     6 Month LIBOR
   1717        4.6250000000                    5                                  6                                    N/A                     6 Month LIBOR
   1718        4.1250000000                    4                                  6                                    N/A                     6 Month LIBOR
   1719        2.0000000000                    4                                  6                                     76                     6 Month LIBOR
   1720        2.2220000000                    7                                  12                                   N/A                    1 Year Treasury
   1721        4.1250000000                    15                                 6                                    N/A                     6 Month LIBOR
   1722        2.3750000000                    4                                  6                                     76                     6 Month LIBOR
   1723        4.6250000000                    3                                  6                                    N/A                     6 Month LIBOR
   1724        2.3750000000                    6                                  6                                     78                     6 Month LIBOR
   1725        6.5580000000                    2                                  6                                    N/A                     6 Month LIBOR
   1726        1.6250000000                    6                                  6                                    N/A                     6 Month LIBOR
   1727        3.8750000000                    4                                  6                                    N/A                     6 Month LIBOR
   1728        2.3100000000                    6                                  6                                    N/A                     6 Month LIBOR
   1729        1.8750000000                    20                                 6                                     80                     6 Month LIBOR
   1730        1.5000000000                    12                                 6                                     72                     6 Month LIBOR
   1731        1.5000000000                    15                                 6                                     75                     6 Month LIBOR
   1732        1.8750000000                    17                                 6                                     77                     6 Month LIBOR
   1733        1.5000000000                    10                                 6                                     70                     6 Month LIBOR
   1734        2.3750000000                    15                                 12                                   N/A                    1 Year Treasury
   1735        1.6250000000                    1                                  1                                     58                     1 Month Prime
   1736        3.0775943476                    1                                  6                                    N/A                     6 Month LIBOR
   1737        4.0000000000                    3                                  6                                    N/A                     6 Month LIBOR
   1738        4.6250000000                    4                                  6                                    N/A                     6 Month LIBOR
   1739        2.3750000000                    4                                  6                                    N/A                     6 Month LIBOR
   1740        3.6250000000                    4                                  6                                    N/A                     6 Month LIBOR
   1741        3.0516439244                    1                                  6                                    N/A                     6 Month LIBOR
   1742        3.8750000000                    1                                  6                                    N/A                     6 Month LIBOR
   1743        2.2489260818                    16                                 6                                     76                     6 Month LIBOR
   1744        2.3750000000                    16                                 6                                     76                     6 Month LIBOR
   1745        2.3750000000                    16                                 6                                     76                     6 Month LIBOR
   1746        2.3750000000                    23                                 12                                   N/A                    1 Year Treasury
   1747        2.3750000000                    16                                 6                                     76                     6 Month LIBOR
   1748        1.6250000000                    1                                  6                                     79                     6 Month LIBOR
   1749        2.3750000000                    16                                 6                                     76                     6 Month LIBOR
   1750        1.9699164251                    17                                 6                                     77                     6 Month LIBOR
   1751        2.5000000000                    3                                  12                                    15                    1 Year Treasury
   1752        2.0750000000                    1                                  6                                    N/A                     6 Month LIBOR
   1753        2.3750000000                    5                                  6                                     77                     6 Month LIBOR
   1754        1.3450000000                    5                                  6                                    N/A                     6 Month LIBOR
   1755        2.2503776106                    4                                  6                                     82                     6 Month LIBOR
   1756        2.5000000000                    17                                 12                                   N/A                    1 Year Treasury
   1757        2.3750000000                    6                                  6                                     78                     6 Month LIBOR
   1758        1.3450000000                    1                                  6                                    N/A                     6 Month LIBOR
   1759        2.2220000000                    11                                 12                                   N/A                    1 Year Treasury
   1760        1.8750000000                    22                                 6                                     82                     6 Month LIBOR
   1761        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   1762        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   1763        1.8750000000                    15                                 6                                     75                     6 Month LIBOR
   1764        1.8750000000                    21                                 6                                    N/A                     6 Month LIBOR
   1765        1.8750000000                    23                                 6                                     83                     6 Month LIBOR
   1766        1.8750000000                    22                                 6                                     82                     6 Month LIBOR
   1767        1.8750000000                    23                                 12                                   N/A                     1 Year LIBOR
   1768        1.8750000000                    24                                 6                                    N/A                     6 Month LIBOR
   1769        1.8750000000                    23                                 6                                     83                     6 Month LIBOR
   1770        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   1771        1.8750000000                    24                                 6                                    N/A                     6 Month LIBOR
   1772        1.8750000000                    24                                 6                                    N/A                     6 Month LIBOR
   1773        1.8750000000                    24                                 6                                    N/A                     6 Month LIBOR
   1774        1.8750000000                    25                                 6                                    N/A                     6 Month LIBOR
   1775        1.8750000000                    25                                 6                                    N/A                     6 Month LIBOR
   1776        1.8750000000                    6                                  6                                    N/A                     6 Month LIBOR
   1777        1.8750000000                    24                                 6                                    N/A                     6 Month LIBOR
   1778        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   1779        1.8750000000                    5                                  6                                    N/A                     6 Month LIBOR
   1780        1.8750000000                    24                                 6                                    N/A                     6 Month LIBOR
   1781        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   1782        1.8750000000                    1                                  6                                    N/A                     6 Month LIBOR
   1783        1.8750000000                    24                                 6                                    N/A                     6 Month LIBOR
   1784        1.8750000000                    1                                  6                                    N/A                     6 Month LIBOR
   1785        1.8750000000                    6                                  6                                    N/A                     6 Month LIBOR
   1786        1.8750000000                    24                                 6                                    N/A                     6 Month LIBOR
   1787        1.8750000000                    6                                  6                                    N/A                     6 Month LIBOR
   1788        1.8750000000                    1                                  6                                    N/A                     6 Month LIBOR
   1789        1.8750000000                    45                                 6                                    N/A                     6 Month LIBOR
   1790        4.6250000000                    21                                 6                                    N/A                     6 Month LIBOR
   1791        1.8750000000                    46                                 6                                    N/A                     6 Month LIBOR
   1792        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   1793        1.8750000000                    21                                 6                                    N/A                     6 Month LIBOR
   1794        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   1795        1.8750000000                    21                                 6                                    N/A                     6 Month LIBOR
   1796        1.8750000000                    21                                 6                                    N/A                     6 Month LIBOR
   1797        1.8750000000                    45                                 6                                    N/A                     6 Month LIBOR
   1798        1.8750000000                    22                                 6                                     82                     6 Month LIBOR
   1799        1.8750000000                    3                                  6                                    N/A                     6 Month LIBOR
   1800        1.8750000000                    21                                 6                                    N/A                     6 Month LIBOR
   1801        1.8750000000                    21                                 6                                    N/A                     6 Month LIBOR
   1802        1.8750000000                    22                                 6                                     82                     6 Month LIBOR
   1803        1.8750000000                    21                                 6                                    N/A                     6 Month LIBOR
   1804        1.8750000000                    45                                 6                                    N/A                     6 Month LIBOR
   1805        1.8750000000                    21                                 6                                    N/A                     6 Month LIBOR
   1806        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1807        1.8750000000                    2                                  6                                    N/A                     6 Month LIBOR
   1808        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1809        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1810        1.8750000000                    21                                 6                                    N/A                     6 Month LIBOR
   1811        1.8750000000                    3                                  6                                    N/A                     6 Month LIBOR
   1812        1.8750000000                    2                                  6                                    N/A                     6 Month LIBOR
   1813        1.8750000000                    21                                 6                                     21                     6 Month LIBOR
   1814        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1815        1.8750000000                    21                                 6                                     81                     6 Month LIBOR
   1816        1.8750000000                    6                                  6                                    N/A                     6 Month LIBOR
   1817        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1818        1.8750000000                    21                                 6                                    N/A                     6 Month LIBOR
   1819        1.8750000000                    3                                  6                                    N/A                     6 Month LIBOR
   1820        1.8750000000                    45                                 6                                    N/A                     6 Month LIBOR
   1821        1.8750000000                    20                                 6                                     20                     6 Month LIBOR
   1822        1.8750000000                    20                                 6                                     20                     6 Month LIBOR
   1823        1.8750000000                    21                                 6                                     81                     6 Month LIBOR
   1824        4.6250000000                    22                                 6                                    N/A                     6 Month LIBOR
   1825        1.8750000000                    23                                 6                                     83                     6 Month LIBOR
   1826        1.8750000000                    6                                  6                                    N/A                     6 Month LIBOR
   1827        1.8750000000                    24                                 6                                    N/A                     6 Month LIBOR
   1828        2.2350000000                    19                                 12                                   N/A                    1 Year Treasury
   1829        2.2350000000                    18                                 12                                   N/A                    1 Year Treasury
   1830        2.2200000000                    4                                  12                                   N/A                    1 Year Treasury
   1831        2.3750000000                    19                                 12                                   N/A                    1 Year Treasury
   1832        2.2350000000                    7                                  12                                   N/A                    1 Year Treasury
   1833        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   1834        1.8750000000                    22                                 6                                     82                     6 Month LIBOR
   1835        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   1836        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   1837        1.8750000000                    23                                 6                                     23                     6 Month LIBOR
   1838        1.8750000000                    20                                 6                                     80                     6 Month LIBOR
   1839        1.8750000000                    21                                 12                                   N/A                     1 Year LIBOR
   1840        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   1841        1.8750000000                    21                                 6                                    N/A                     6 Month LIBOR
   1842        1.8750000000                    21                                 6                                     81                     6 Month LIBOR
   1843        1.8750000000                    21                                 6                                     81                     6 Month LIBOR
   1844        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1845        1.8750000000                    21                                 6                                    N/A                     6 Month LIBOR
   1846        1.8750000000                    2                                  6                                     80                     6 Month LIBOR
   1847        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1848        1.8750000000                    21                                 6                                     81                     6 Month LIBOR
   1849        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1850        2.0000000000                    3                                  6                                    N/A                     6 Month LIBOR
   1851        2.0000000000                    1                                  1                                     78                     1 Month LIBOR
   1852        1.8750000000                    4                                  6                                    N/A                     6 Month LIBOR
   1853        2.0000000000                    1                                  1                                     81                     1 Month LIBOR
   1854        2.0000000000                    1                                  1                                     83                     1 Month LIBOR
   1855        2.3750000000                    3                                  6                                    N/A                     6 Month LIBOR
   1856        2.0000000000                    1                                  1                                     80                     1 Month LIBOR
   1857        2.0000000000                    1                                  1                                     75                     1 Month LIBOR
   1858        2.0000000000                    1                                  1                                     79                     1 Month LIBOR
   1859        2.0000000000                    3                                  6                                     81                     6 Month LIBOR
   1860        2.0000000000                    1                                  1                                    N/A                     1 Month LIBOR
   1861        2.0000000000                    1                                  1                                     79                     1 Month LIBOR
   1862        2.0000000000                    6                                  6                                    N/A                     6 Month LIBOR
   1863        4.6250000000                    2                                  6                                     14                     6 Month LIBOR
   1864        2.0000000000                    2                                  6                                     74                     6 Month LIBOR
   1865        2.0000000000                    1                                  6                                     79                     6 Month LIBOR
   1866        2.0000000000                    1                                  1                                     77                     1 Month LIBOR
   1867        1.7500000000                    2                                  6                                    N/A                     6 Month LIBOR
   1868        2.0000000000                    3                                  6                                     81                     6 Month LIBOR
   1869        2.0000000000                    4                                  6                                     82                     6 Month LIBOR
   1870        2.0000000000                    1                                  1                                     82                     1 Month LIBOR
   1871        2.0000000000                    1                                  1                                     80                     1 Month LIBOR
   1872        2.0000000000                    1                                  1                                     78                     1 Month LIBOR
   1873        2.0000000000                    3                                  6                                     81                     6 Month LIBOR
   1874        3.7500000000                    1                                  6                                    N/A                     6 Month LIBOR
   1875        1.8750000000                    5                                  6                                    N/A                     6 Month LIBOR
   1876        2.0000000000                    4                                  6                                    N/A                     6 Month LIBOR
   1877        2.0000000000                    1                                  6                                    N/A                     6 Month LIBOR
   1878        2.0000000000                    1                                  1                                     75                     1 Month LIBOR
   1879        1.8750000000                    21                                 6                                     81                     6 Month LIBOR
   1880        1.8750000000                    20                                 6                                     80                     6 Month LIBOR
   1881        1.8750000000                    20                                 6                                     20                     6 Month LIBOR
   1882        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1883        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1884        1.8750000000                    21                                 6                                     81                     6 Month LIBOR
   1885        1.8750000000                    21                                 6                                     81                     6 Month LIBOR
   1886        1.8750000000                    21                                 6                                     81                     6 Month LIBOR
   1887        1.8750000000                    20                                 6                                     80                     6 Month LIBOR
   1888        1.8750000000                    21                                 6                                     81                     6 Month LIBOR
   1889        1.8750000000                    21                                 6                                    N/A                     6 Month LIBOR
   1890        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1891        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1892        2.0000000000                    5                                  6                                     77                     6 Month LIBOR
   1893        2.0000000000                    1                                  1                                     76                     1 Month LIBOR
   1894        2.3750000000                    1                                  1                                     80                     1 Month LIBOR
   1895        1.3450000000                    54                                 6                                    N/A                     6 Month LIBOR
   1896        2.5000000000                    16                                 12                                   N/A                    1 Year Treasury
   1897        2.5000000000                    16                                 12                                   N/A                    1 Year Treasury
   1898        2.3750000000                    10                                 12                                   N/A                    1 Year Treasury
   1899        2.8750000000                    4                                  6                                     82                     6 Month LIBOR
   1900        2.3750000000                    4                                  6                                    N/A                     6 Month LIBOR
   1901        2.3750000000                    1                                  1                                     82                     1 Month LIBOR
   1902        1.8750000000                    22                                 6                                     82                     6 Month LIBOR
   1903        1.6250000000                    5                                  6                                    N/A                     6 Month LIBOR
   1904        2.3750000000                    8                                  12                                   N/A                    1 Year Treasury
   1905        2.3750000000                    3                                  6                                     81                     6 Month LIBOR
   1906        1.3450000000                    18                                 6                                    N/A                     6 Month LIBOR
   1907        1.6250000000                    17                                 6                                     17                     6 Month LIBOR
   1908        2.3750000000                    16                                 6                                    N/A                     6 Month LIBOR
   1909        1.6250000000                    19                                 6                                    N/A                     6 Month LIBOR
   1910        2.0000000000                    5                                  6                                     77                     6 Month LIBOR
   1911        1.6250000000                    17                                 6                                     17                     6 Month LIBOR
   1912        1.8750000000                    15                                 6                                    N/A                     6 Month LIBOR
   1913        1.8750000000                    15                                 6                                    N/A                     6 Month LIBOR
   1914        2.3750000000                    4                                  6                                     82                     6 Month LIBOR
   1915        2.8750000000                    2                                  6                                     80                     6 Month LIBOR
   1916        2.3750000000                    3                                  6                                     81                     6 Month LIBOR
   1917        2.3750000000                    3                                  6                                     81                     6 Month LIBOR
   1918        1.8750000000                    2                                  6                                    N/A                     6 Month LIBOR
   1919        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1920        1.8750000000                    19                                 6                                    N/A                     6 Month LIBOR
   1921        1.8750000000                    21                                 6                                     81                     6 Month LIBOR
   1922        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1923        1.8750000000                    20                                 6                                     20                     6 Month LIBOR
   1924        1.8750000000                    20                                 6                                     80                     6 Month LIBOR
   1925        2.5343791483                    18                                 6                                    N/A                     6 Month LIBOR
   1926        1.8750000000                    20                                 6                                     80                     6 Month LIBOR
   1927        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1928        1.8750000000                    20                                 6                                     20                     6 Month LIBOR
   1929        1.8750000000                    20                                 6                                     80                     6 Month LIBOR
   1930        1.8750000000                    21                                 6                                    N/A                     6 Month LIBOR
   1931        1.8750000000                    20                                 6                                     20                     6 Month LIBOR
   1932        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1933        1.8750000000                    21                                 6                                     81                     6 Month LIBOR
   1934        1.8750000000                    20                                 6                                     20                     6 Month LIBOR
   1935        1.8750000000                    19                                 6                                    N/A                     6 Month LIBOR
   1936        1.8750000000                    19                                 6                                    N/A                     6 Month LIBOR
   1937        1.8750000000                    20                                 6                                     80                     6 Month LIBOR
   1938        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1939        1.8750000000                    19                                 6                                     19                     6 Month LIBOR
   1940        1.8750000000                    19                                 6                                    N/A                     6 Month LIBOR
   1941        3.7490000000                    19                                 6                                    N/A                     6 Month LIBOR
   1942        3.3750000000                    19                                 6                                    N/A                     6 Month LIBOR
   1943        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1944        1.8750000000                    19                                 6                                     19                     6 Month LIBOR
   1945        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1946        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1947        1.8750000000                    19                                 6                                     19                     6 Month LIBOR
   1948        1.8750000000                    20                                 6                                     80                     6 Month LIBOR
   1949        1.8750000000                    20                                 6                                     80                     6 Month LIBOR
   1950        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1951        1.8750000000                    80                                 6                                     80                     6 Month LIBOR
   1952        1.8750000000                    20                                 6                                     80                     6 Month LIBOR
   1953        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1954        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1955        1.8750000000                    19                                 6                                     19                     6 Month LIBOR
   1956        1.8750000000                    20                                 6                                     80                     6 Month LIBOR
   1957        1.8750000000                    20                                 6                                     80                     6 Month LIBOR
   1958        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1959        1.8750000000                    20                                 6                                     80                     6 Month LIBOR
   1960        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1961        1.8750000000                    20                                 6                                     20                     6 Month LIBOR
   1962        1.8750000000                    19                                 6                                     19                     6 Month LIBOR
   1963        1.8750000000                    19                                 6                                    N/A                     6 Month LIBOR
   1964        1.8750000000                    20                                 6                                     80                     6 Month LIBOR
   1965        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1966        1.8750000000                    19                                 6                                     79                     6 Month LIBOR
   1967        1.8750000000                    20                                 6                                     20                     6 Month LIBOR
   1968        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1969        1.8750000000                    20                                 6                                     80                     6 Month LIBOR
   1970        1.8750000000                    20                                 6                                     20                     6 Month LIBOR
   1971        1.8750000000                    19                                 6                                     79                     6 Month LIBOR
   1972        1.8750000000                    19                                 6                                    N/A                     6 Month LIBOR
   1973        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   1974        1.8750000000                    20                                 6                                     80                     6 Month LIBOR
   1975        1.8750000000                    20                                 6                                     80                     6 Month LIBOR
   1976        1.8750000000                    18                                 6                                     78                     6 Month LIBOR
   1977        1.8750000000                    18                                 6                                     18                     6 Month LIBOR
   1978        1.8750000000                    18                                 6                                    N/A                     6 Month LIBOR
   1979        1.8750000000                    18                                 6                                     18                     6 Month LIBOR
   1980        1.8750000000                    18                                 6                                     78                     6 Month LIBOR
   1981        1.8750000000                    6                                  6                                     78                     6 Month LIBOR
   1982        1.8750000000                    18                                 6                                     18                     6 Month LIBOR
   1983        1.8750000000                    18                                 6                                    N/A                     6 Month LIBOR
   1984        2.3750000000                    17                                 12                                   N/A                    1 Year Treasury
   1985        1.8750000000                    19                                 6                                     19                     6 Month LIBOR
   1986        1.8750000000                    18                                 6                                    N/A                     6 Month LIBOR
   1987        1.8750000000                    17                                 6                                    N/A                     6 Month LIBOR
   1988        1.8750000000                    18                                 6                                     78                     6 Month LIBOR
   1989        1.8750000000                    17                                 6                                     77                     6 Month LIBOR
   1990        1.8750000000                    19                                 6                                     79                     6 Month LIBOR
   1991        1.8750000000                    19                                 6                                     79                     6 Month LIBOR
   1992        1.8750000000                    19                                 6                                    N/A                     6 Month LIBOR
   1993        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   1994        1.8750000000                    4                                  6                                    N/A                     6 Month LIBOR
   1995        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   1996        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   1997        1.8750000000                    23                                 6                                     83                     6 Month LIBOR
   1998        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   1999        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   2000        0.2670000000                    21                                 12                                   N/A                     1 Year LIBOR
   2001        2.1980741590                    4                                  6                                     82                     6 Month LIBOR
   2002        1.8750000000                    39                                 6                                     75                     6 Month LIBOR
   2003        1.8750000000                    3                                  6                                     81                     6 Month LIBOR
   2004        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   2005        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   2006        1.8750000000                    23                                 6                                     23                     6 Month LIBOR
   2007        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   2008        1.8750000000                    22                                 6                                     22                     6 Month LIBOR
   2009        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   2010        1.8750000000                    22                                 6                                     82                     6 Month LIBOR
   2011        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   2012        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   2013        1.8750000000                    22                                 6                                     82                     6 Month LIBOR
   2014        1.8750000000                    18                                 12                                   N/A                     1 Year LIBOR
   2015        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   2016        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   2017        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   2018        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   2019        1.8750000000                    22                                 6                                     82                     6 Month LIBOR
   2020        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   2021        1.8750000000                    22                                 6                                     82                     6 Month LIBOR
   2022        1.8750000000                    23                                 6                                     83                     6 Month LIBOR
   2023        1.8750000000                    23                                 6                                     83                     6 Month LIBOR
   2024        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   2025        1.8750000000                    22                                 6                                     22                     6 Month LIBOR
   2026        1.8750000000                    23                                 6                                     83                     6 Month LIBOR
   2027        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   2028        1.8750000000                    4                                  6                                    N/A                     6 Month LIBOR
   2029        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   2030        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   2031        1.8750000000                    20                                 6                                     80                     6 Month LIBOR
   2032        1.8750000000                    23                                 6                                     83                     6 Month LIBOR
   2033        1.8750000000                    21                                 6                                     21                     6 Month LIBOR
   2034        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   2035        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   2036        1.8750000000                    21                                 6                                    N/A                     6 Month LIBOR
   2037        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   2038        1.8750000000                    44                                 6                                    N/A                     6 Month LIBOR
   2039        1.8750000000                    21                                 6                                    N/A                     6 Month LIBOR
   2040        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   2041        1.8750000000                    5                                  6                                    N/A                     6 Month LIBOR
   2042        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   2043        2.3750000000                    4                                  6                                     82                     6 Month LIBOR
   2044        1.8750000000                    23                                 6                                     83                     6 Month LIBOR
   2045        2.3750000000                    21                                 6                                    N/A                     6 Month LIBOR
   2046        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   2047        2.3750000000                    4                                  6                                    N/A                     6 Month LIBOR
   2048        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   2049        1.8750000000                    21                                 6                                    N/A                     6 Month LIBOR
   2050        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   2051        2.3750000000                    44                                 12                                   N/A                     1 Year LIBOR
   2052        1.8750000000                    22                                 6                                     22                     6 Month LIBOR
   2053        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   2054        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   2055        1.8750000000                    21                                 6                                     81                     6 Month LIBOR
   2056        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   2057        1.8750000000                    21                                 6                                    N/A                     6 Month LIBOR
   2058        1.8750000000                    22                                 6                                     82                     6 Month LIBOR
   2059        1.8750000000                    22                                 6                                     22                     6 Month LIBOR
   2060        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   2061        1.8750000000                    22                                 6                                    N/A                     6 Month LIBOR
   2062        1.8750000000                    2                                  6                                    N/A                     6 Month LIBOR
   2063        1.8750000000                    23                                 12                                   N/A                     1 Year LIBOR
   2064        1.8750000000                    20                                 6                                     80                     6 Month LIBOR
   2065        1.8750000000                    23                                 6                                     23                     6 Month LIBOR
   2066        1.8750000000                    22                                 6                                     22                     6 Month LIBOR
   2067        1.8750000000                    23                                 6                                    N/A                     6 Month LIBOR
   2068        1.8750000000                    17                                 6                                    N/A                     6 Month LIBOR
   2069        1.8750000000                    17                                 6                                     77                     6 Month LIBOR
   2070        1.8750000000                    17                                 6                                     77                     6 Month LIBOR
   2071        1.8750000000                    17                                 6                                    N/A                     6 Month LIBOR
   2072        1.8750000000                    5                                  6                                    N/A                     6 Month LIBOR
   2073        2.3226430171                    17                                 6                                     77                     6 Month LIBOR
   2074        1.8750000000                    17                                 12                                   N/A                     1 Year LIBOR
   2075        1.8750000000                    16                                 12                                   N/A                     1 Year LIBOR
   2076        1.8750000000                    18                                 6                                     78                     6 Month LIBOR
   2077        1.8750000000                    19                                 6                                    N/A                     6 Month LIBOR
   2078        1.8750000000                    17                                 6                                     77                     6 Month LIBOR
   2079        1.8750000000                    17                                 6                                     77                     6 Month LIBOR
   2080        1.8750000000                    20                                 6                                     20                     6 Month LIBOR
   2081        1.8750000000                    18                                 6                                     18                     6 Month LIBOR
   2082        1.8750000000                    18                                 6                                    N/A                     6 Month LIBOR
   2083        1.8750000000                    18                                 6                                    N/A                     6 Month LIBOR
   2084        1.8750000000                    18                                 6                                     78                     6 Month LIBOR
   2085        1.8750000000                    42                                 6                                     78                     6 Month LIBOR
   2086        1.8750000000                    18                                 6                                     18                     6 Month LIBOR
   2087        1.8750000000                    19                                 6                                    N/A                     6 Month LIBOR
   2088        1.8750000000                    6                                  6                                    N/A                     6 Month LIBOR
   2089        1.8750000000                    18                                 6                                    N/A                     6 Month LIBOR
   2090        1.8750000000                    17                                 6                                    N/A                     6 Month LIBOR
   2091        1.8750000000                    17                                 6                                     17                     6 Month LIBOR
   2092        1.8750000000                    18                                 6                                     78                     6 Month LIBOR
   2093        1.8750000000                    43                                 6                                     79                     6 Month LIBOR
   2094        1.8750000000                    17                                 6                                     77                     6 Month LIBOR
   2095        1.8750000000                    3                                  6                                    N/A                     6 Month LIBOR
   2096        1.8750000000                    17                                 6                                     77                     6 Month LIBOR
   2097        1.8750000000                    15                                 6                                     75                     6 Month LIBOR
   2098        4.6250000000                    14                                 6                                    N/A                     6 Month LIBOR
   2099        1.8750000000                    17                                 6                                     77                     6 Month LIBOR
   2100        1.8750000000                    17                                 6                                     77                     6 Month LIBOR
   2101        1.8750000000                    5                                  6                                     77                     6 Month LIBOR
   2102        1.8750000000                    17                                 6                                     77                     6 Month LIBOR
   2103        1.8750000000                    19                                 6                                     79                     6 Month LIBOR
   2104        1.8750000000                    19                                 6                                     19                     6 Month LIBOR
   2105        1.8750000000                    19                                 6                                     79                     6 Month LIBOR
   2106        1.8750000000                    19                                 6                                    N/A                     6 Month LIBOR
   2107        1.8750000000                    19                                 6                                    N/A                     6 Month LIBOR
   2108        1.8750000000                    18                                 6                                    N/A                     6 Month LIBOR
   2109        1.8750000000                    19                                 6                                    N/A                     6 Month LIBOR
   2110        1.8750000000                    19                                 6                                     19                     6 Month LIBOR
   2111        1.8750000000                    20                                 6                                     80                     6 Month LIBOR
   2112        1.8750000000                    18                                 6                                     78                     6 Month LIBOR
   2113        1.8750000000                    18                                 6                                     78                     6 Month LIBOR
   2114        1.8750000000                    18                                 6                                     78                     6 Month LIBOR
   2115        1.8750000000                    19                                 6                                     79                     6 Month LIBOR
   2116        1.8750000000                    43                                 6                                     79                     6 Month LIBOR
   2117        2.6250000000                    19                                 12                                   N/A                    1 Year Treasury
   2118        3.8750000000                    20                                 12                                   N/A                    1 Year Treasury
   2119        2.6250000000                    14                                 12                                   N/A                    1 Year Treasury
   2120        1.8750000000                    19                                 6                                     79                     6 Month LIBOR
   2121        1.8750000000                    19                                 6                                     19                     6 Month LIBOR
   2122        1.8750000000                    18                                 6                                     78                     6 Month LIBOR
   2123        1.8750000000                    19                                 6                                     19                     6 Month LIBOR
   2124        1.8750000000                    19                                 6                                    N/A                     6 Month LIBOR
   2125        1.8750000000                    19                                 6                                     79                     6 Month LIBOR
   2126        1.8750000000                    18                                 6                                    N/A                     6 Month LIBOR
   2127        1.8750000000                    18                                 6                                    N/A                     6 Month LIBOR
   2128        1.8750000000                    19                                 6                                    N/A                     6 Month LIBOR
   2129        1.8750000000                    43                                 6                                     79                     6 Month LIBOR
   2130        1.8750000000                    20                                 6                                     80                     6 Month LIBOR
   2131        1.8750000000                    20                                 6                                    N/A                     6 Month LIBOR
   2132        1.8750000000                    19                                 6                                    N/A                     6 Month LIBOR
   2133        1.8750000000                    19                                 6                                    N/A                     6 Month LIBOR
   2134        1.8750000000                    19                                 6                                    N/A                     6 Month LIBOR
   2135        1.8750000000                    19                                 6                                    N/A                     6 Month LIBOR
   2136        1.8750000000                    19                                 6                                     79                     6 Month LIBOR
   2137        1.8750000000                    18                                 6                                    N/A                     6 Month LIBOR
   2138        1.8750000000                    19                                 6                                     79                     6 Month LIBOR
   2139        2.8750000000                    5                                  6                                     77                     6 Month LIBOR
   2140        2.3750000000                    9                                  12                                   N/A                    1 Year Treasury
   2141        3.6250000000                    3                                  6                                    N/A                     6 Month LIBOR
   2142        2.8750000000                    1                                  6                                     79                     6 Month LIBOR
   2143        4.6250000000                    15                                 6                                    N/A                     6 Month LIBOR
   2144        2.8750000000                    3                                  6                                    N/A                     6 Month LIBOR
   2145        1.6250000000                    3                                  6                                    N/A                     6 Month LIBOR
   2146        2.3750000000                    8                                  12                                   N/A                    1 Year Treasury
   2147        1.8750000000                    15                                 6                                    N/A                     6 Month LIBOR
   2148        1.6250000000                    2                                  6                                    N/A                     6 Month LIBOR
   2149        2.8750000000                    3                                  6                                     81                     6 Month LIBOR
   2150        2.3750000000                    2                                  6                                     80                     6 Month LIBOR
   2151        2.8750000000                    4                                  6                                     82                     6 Month LIBOR
   2152        2.3750000000                    18                                 6                                     78                     6 Month LIBOR
   2153        2.3750000000                    18                                 6                                     78                     6 Month LIBOR
   2154        2.3750000000                    17                                 6                                     77                     6 Month LIBOR
   2155        2.8750000000                    1                                  6                                     79                     6 Month LIBOR
   2156        2.8750000000                    3                                  6                                     81                     6 Month LIBOR
   2157        2.8750000000                    5                                  6                                     77                     6 Month LIBOR
   2158        3.2500000000                    3                                  6                                    N/A                     6 Month LIBOR
   2159        2.3750000000                    17                                 6                                     77                     6 Month LIBOR
   2160        2.3750000000                    17                                 6                                     77                     6 Month LIBOR
   2161        2.3750000000                    18                                 6                                     78                     6 Month LIBOR
   2162        2.3750000000                    18                                 6                                     18                     6 Month LIBOR
   2163        2.3750000000                    18                                 6                                     78                     6 Month LIBOR
   2164        2.3750000000                    18                                 6                                     18                     6 Month LIBOR
   2165        2.3750000000                    18                                 6                                    N/A                     6 Month LIBOR
   2166        2.3750000000                    5                                  6                                    N/A                     6 Month LIBOR
   2167        2.3750000000                    2                                  6                                    N/A                     6 Month LIBOR
   2168        2.3750000000                    15                                 6                                    N/A                     6 Month LIBOR
   2169        2.3750000000                    6                                  6                                    N/A                     6 Month LIBOR
   2170        2.3750000000                    17                                 6                                    N/A                     6 Month LIBOR
   2171        2.3750000000                    11                                 12                                   N/A                    1 Year Treasury
   2172        4.6250000000                    4                                  6                                    N/A                     6 Month LIBOR
   2173        2.3750000000                    6                                  6                                     12                     6 Month LIBOR
   2174        1.8750000000                    4                                  12                                   N/A                     1 Year LIBOR
   2175        2.3750000000                    17                                 6                                    N/A                     6 Month LIBOR
   2176        2.3750000000                    2                                  6                                    N/A                     6 Month LIBOR
   2177        1.8750000000                    4                                  12                                   N/A                     1 Year LIBOR
   2178        2.3750000000                    14                                 6                                     14                     6 Month LIBOR
   2179        2.3750000000                    16                                 6                                    N/A                     6 Month LIBOR
   2180        2.3750000000                    16                                 6                                    N/A                     6 Month LIBOR
   2181        0.6250000000                    1                                  6                                    N/A                     6 Month LIBOR
   2182        2.6250000000                    5                                  6                                    N/A                     6 Month LIBOR
   2183        4.3750000000                    5                                  6                                    N/A                     6 Month LIBOR
   2184        3.6250000000                    1                                  6                                    N/A                     6 Month LIBOR
   2185        1.8750000000                    5                                  6                                    N/A                     6 Month LIBOR
   2186        4.6250000000                    6                                  6                                    N/A                     6 Month LIBOR
   2187        2.0875465987                    16                                 6                                     16                     6 Month LIBOR
   2188        3.7500000000                    1                                  6                                    N/A                     6 Month LIBOR
   2189        1.8750000000                    16                                 6                                    N/A                     6 Month LIBOR
   2190        2.5000000000                    22                                 12                                   N/A                    1 Year Treasury
   2191        3.8750000000                    3                                  6                                    N/A                     6 Month LIBOR
   2192        1.8750000000                    2                                  12                                   N/A                     1 Year LIBOR
   2193        4.3750000000                    4                                  6                                    N/A                     6 Month LIBOR
   2194        1.8750000000                    2                                  6                                    N/A                     6 Month LIBOR
   2195        1.8750000000                    3                                  12                                   N/A                     1 Year LIBOR
   2196        2.3100000000                    5                                  6                                    N/A                     6 Month LIBOR
   2197        2.3750000000                    22                                 12                                   N/A                    1 Year Treasury
   2198        2.3750000000                    11                                 12                                   N/A                    1 Year Treasury
   2199        2.3750000000                    11                                 6                                     11                     6 Month LIBOR
   2200        2.3750000000                    12                                 6                                    N/A                     6 Month LIBOR
   2201        2.3750000000                    13                                 6                                    N/A                     6 Month LIBOR
   2202        2.3750000000                    14                                 6                                    N/A                     6 Month LIBOR
   2203        2.3750000000                    15                                 6                                    N/A                     6 Month LIBOR
   2204        2.3750000000                    15                                 6                                    N/A                     6 Month LIBOR
   2205        2.3750000000                    11                                 6                                    N/A                     6 Month LIBOR
   2206        4.6250000000                    1                                  6                                    N/A                     6 Month LIBOR
   2207        4.6250000000                    16                                 6                                    N/A                     6 Month LIBOR
   2208        2.3750000000                    22                                 12                                   N/A                    1 Year Treasury
   2209        2.3750000000                    1                                  6                                     13                     6 Month LIBOR
   2210        2.3750000000                    2                                  6                                     14                     6 Month LIBOR
   2211        2.3750000000                    3                                  6                                     15                     6 Month LIBOR
   2212        2.3750000000                    15                                 6                                    N/A                     6 Month LIBOR
   2213        2.3750000000                    15                                 6                                     15                     6 Month LIBOR
   2214        2.3750000000                    15                                 6                                    N/A                     6 Month LIBOR
   2215        2.3750000000                    15                                 6                                    N/A                     6 Month LIBOR
   2216        2.3750000000                    16                                 6                                     16                     6 Month LIBOR
   2217        2.3750000000                    16                                 6                                     16                     6 Month LIBOR
   2218        2.3750000000                    17                                 6                                    N/A                     6 Month LIBOR
   2219        3.8750000000                    14                                 6                                    N/A                     6 Month LIBOR
   2220        2.3750000000                    17                                 6                                     17                     6 Month LIBOR
   2221        2.3750000000                    17                                 6                                     17                     6 Month LIBOR
   2222        2.3750000000                    8                                  6                                    N/A                     6 Month LIBOR
   2223        2.3750000000                    16                                 6                                     16                     6 Month LIBOR
   2224        2.3750000000                    13                                 6                                     13                     6 Month LIBOR
   2225        2.3750000000                    14                                 6                                     14                     6 Month LIBOR
   2226        2.3750000000                    14                                 6                                    N/A                     6 Month LIBOR
   2227        2.3750000000                    2                                  6                                     14                     6 Month LIBOR
   2228        3.1250000000                    16                                 6                                    N/A                     6 Month LIBOR
   2229        4.6250000000                    3                                  6                                    N/A                     6 Month LIBOR
   2230        1.8750000000                    15                                 6                                    N/A                     6 Month LIBOR
   2231        4.0000000000                    3                                  6                                    N/A                     6 Month LIBOR
   2232        2.0970000000                    11                                 12                                   N/A                    1 Year Treasury
   2233        2.5000000000                    22                                 12                                   N/A                    1 Year Treasury
   2234        1.3450000000                    6                                  6                                    N/A                     6 Month LIBOR
   2235        1.8750000000                    16                                 6                                    N/A                     6 Month LIBOR
   2236        1.3450000000                    19                                 6                                    N/A                     6 Month LIBOR
   2237        2.0750000000                    2                                  6                                    N/A                     6 Month LIBOR
   2238        1.3450000000                    6                                  6                                    N/A                     6 Month LIBOR
   2239        2.0750000000                    4                                  6                                    N/A                     6 Month LIBOR
   2240        1.4720000000                    3                                  6                                    N/A                     6 Month LIBOR
   2241        1.8750000000                    15                                 6                                     15                     6 Month LIBOR
   2242        1.3450000000                    19                                 6                                    N/A                     6 Month LIBOR
   2243        1.3450000000                    18                                 6                                    N/A                     6 Month LIBOR
   2244        4.6250000000                    4                                  6                                    N/A                     6 Month LIBOR
   2245        1.6250000000                    53                                 6                                     53                     6 Month LIBOR
   2246        2.3750000000                    8                                  12                                   N/A                    1 Year Treasury

                                              STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
                                                                Depositor

                                                    MORTGAGE PASS-THROUGH CERTIFICATES
                                                          MORTGAGE-BACKED NOTES

___________________________________________________________________________________________________________________________________

You should consider carefully the risk factors beginning on page 6 in this prospectus and the risk factors in the prospectus supplement.
___________________________________________________________________________________________________________________________________

The Offered Securities

The  depositor  proposes to establish  one or more trusts to issue and sell from time to time one or more  classes of offered  securities, which shall be mortgage pass-through certificates or mortgage-backed notes.

The Trust Fund

Each series of securities will be secured by a trust fund consisting primarily of a segregated pool of mortgage loans, including:

      o     mortgage loans secured by first and junior liens on the related mortgage property;
      o     home equity revolving lines of credit;
      o     mortgage loans where the borrower has little or no equity in the related mortgaged property;
      o     mortgage loans secured by one-to-four-family residential properties;
      o     mortgage loans secured by multifamily  properties,  commercial  properties and mixed  residential  and commercial  properties, provided that the concentration of these properties is less than 10% of the pool;
      o     manufactured housing conditional sales contracts and installment loan agreements or interests therein; and
      o     mortgage  securities  issued  or  guaranteed  by  Ginnie  Mae,  Fannie  Mae,  Freddie  Mac or  other  government  agencies  or government-sponsored agencies or privately issued mortgage securities;

in each case acquired by the depositor from one or more affiliated or unaffiliated institutions.

Credit Enhancement

If so specified in the related  prospectus  supplement,  the trust for a series of securities may include any one or any  combination of a financial guaranty insurance policy,  mortgage pool insurance policy,  letter of credit,  special hazard insurance policy or reserve fund, currency or interest rate exchange  agreements or other type of credit  enhancement.  In addition to or in lieu of the  foregoing,  credit enhancement  may be  provided  by  means  of  subordination  of one or  more  classes  of  securities,  by  cross-collateralization  or by overcollateralization.

The  securities of each series will  represent  interests or obligations  of the issuing  entity,  and will not represent  interests in or obligations of the sponsor, depositor, or any of their affiliates.

The  offered  securities  may be offered to the public  through  different  methods as  described  in "Methods  of  Distribution"  in this prospectus.

Neither the Securities and Exchange  Commission nor any state securities  commission has approved or disapproved of the securities offered hereby or determined that this prospectus or the prospectus  supplement is truthful or complete.  Any  representation to the contrary is a criminal offense.

                                             The date of this prospectus is December 27, 2006.

                                 TABLE OF CONTENTS

Caption                                                                      Page

   Servicing and Other Compensation and Payment of Expenses;

DESCRIPTION OF PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE;

                                                               INTRODUCTION

                             All capitalized terms in this prospectus are defined in the glossary at the end.

General

         The  mortgage  pass-through  certificates  or  mortgage-backed  notes  offered  by this  prospectus  and the  related  prospectus supplement  will be offered  from time to time in series.  The  securities  of each series will consist of the offered  securities  of the series, together with any other mortgage pass-through certificates or mortgage-backed notes of the series.

         Each series of  certificates  will  represent in the aggregate the entire  beneficial  ownership  interest in, and each series of notes will represent  indebtedness of, a trust fund to be established by the depositor.  Each trust fund will consist  primarily of a pool of mortgage loans or interests therein,  which may include mortgage  securities,  acquired by the depositor from one or more affiliated or unaffiliated  sellers. See "The Depositor" and "The Mortgage Pools" in this prospectus.  The mortgage loans may include sub-prime mortgage loans.  The trust fund assets,  may also include,  if  applicable,  reinvestment  income,  reserve funds,  cash accounts,  swaps and other derivatives  that are described in this  prospectus,  and various forms of credit  enhancement as described in this prospectus and will be held in trust for the benefit of the related securityholders  pursuant to: (1) with respect to each series of certificates,  a pooling and servicing  agreement or other agreement,  or (2) with respect to each series of notes, an indenture,  in each case as more fully described in this prospectus and in the related  prospectus  supplement.  Information  regarding the offered securities of a series, and the general characteristics  of the mortgage loans and other trust fund assets in the related trust fund, will be set forth in the related  prospectus supplement.

         Each series of  securities  will include one or more classes.  Each class of  securities of any series will  represent the right, which  right may be senior or  subordinate  to the rights of one or more of the other  classes of the  securities,  to receive a specified portion of payments of principal or interest or both on the  mortgage  loans and the other trust fund assets in the related  trust fund in the manner  described in this prospectus  under  "Description of the Securities" and in the related  prospectus  supplement.  A series may include  one or  more  classes  of  securities  entitled  to  principal  distributions,  with  disproportionate,  nominal  or no  interest distributions,  or to interest distributions,  with disproportionate,  nominal or no principal distributions.  A series may include two or more  classes of  securities  which  differ as to the  timing,  sequential  order,  priority of  payment,  pass-through  rate or amount of distributions of principal or interest or both.

         The depositor's only obligations with respect to a series of securities will be pursuant to  representations  and warranties made by the  depositor,  except as provided in the related  prospectus  supplement.  The master  servicer and each  principal  servicer for any series of  securities  will be named in the related  prospectus  supplement.  The  principal  obligations  of the master  servicer will be pursuant to its contractual  servicing  obligations,  which include its limited  obligation to make advances in the event of delinquencies in payments  on the  related  mortgage  loans if the  servicer of a mortgage  loan fails to make such  advance.  See  "Description  of the
Securities" in this prospectus.

         If so  specified  in the related  prospectus  supplement,  the trust fund for a series of  securities  may include any one or any combination of a financial guaranty insurance policy,  mortgage pool insurance policy, letter of credit,  special hazard insurance policy, reserve fund,  currency or interest rate exchange  agreements or any other type of credit  enhancement  described in this  prospectus.  In addition  to or in lieu of the  foregoing,  credit  enhancement  may be  provided  by means of  subordination  of one or more  classes  of securities, by cross-collateralization or by overcollateralization. See "Description of Credit Enhancement" in this prospectus.

         The rate of payment of principal of each class of securities  entitled to a portion of principal  payments on the mortgage  loans in the related  mortgage  pool and the trust fund  assets  will depend on the  priority of payment of the class and the rate and timing of principal  payments on the mortgage loans and other trust fund assets,  including by reason of  prepayments,  defaults,  liquidations  and repurchases of mortgage  loans.  A rate of principal  payments  lower or faster than that  anticipated  may affect the yield on a class of securities in the manner  described in this  prospectus  and in the related  prospectus  supplement.  See "Yield  Considerations"  in this prospectus.

         With  respect to each series of  securities,  one or more  separate  elections  may be made to treat the related  trust fund or a designated  portion  thereof as a REMIC for  federal  income tax  purposes.  If  applicable,  the  prospectus  supplement  for a series of securities  will specify which class or classes of the  securities  will be  considered  to be regular  interests in the related REMIC and which class of securities or other  interests will be designated as the residual  interest in the related REMIC.  See "Federal  Income Tax
Consequences" in this prospectus.

         The offered securities may be offered through one or more different methods,  including offerings through  underwriters,  as more fully described under "Methods of Distribution" in this prospectus and in the related prospectus supplement.

         There will be no  secondary  market for the offered  securities  of any series  prior to the  offering  thereof.  There can be no assurance  that a secondary  market for any of the offered  securities  will develop or, if it does develop,  that it will  continue.  The offered securities will not be listed on any securities exchange, unless so specified in the related prospectus supplement.

                                                               RISK FACTORS

         You should  carefully  consider,  among other  things,  the  following  factors in  connection  with the  purchase of the offered certificates:

The Offered  Certificates  or Notes Will Have Limited  Liquidity,  So You May Be Unable to Sell Your  Securities  or May Be Forced to Sell
Them at a Discount from Their Fair Market Value.

         The underwriter  intends to make a secondary  market in the offered  certificates or notes,  however the underwriter  will not be obligated to do so. There can be no assurance that a secondary  market for the offered  certificates  or notes will develop or, if it does develop,  that it will provide holders of the offered  certificates or notes with liquidity of investment or that it will continue for the life of the offered  certificates  or notes.  As a result,  any resale  prices that may be available  for any offered  certificate  in any market that may develop may be at a discount from the initial  offering price or the fair market value thereof.  The offered  certificates or notes will not be listed on any securities exchange.

The Rate and Timing of Principal Distributions on the Offered Certificates or Notes Will Be Affected by Prepayment Speeds.

         The rate and timing of distributions  allocable to principal on the offered  certificates or notes,  other than the interest only certificates,  will  depend,  in general,  on the rate and timing of  principal  payments,  including  prepayments  and  collections  upon defaults,  liquidations  and  repurchases,  on the  mortgage  loans in the related loan group,  or in the case of the offered  subordinate certificates,  both loan  groups,  and the  allocation  thereof to pay  principal  on these  certificates  as provided  in the  prospectus supplement.  As is the case  with  mortgage  pass-through  certificates  generally,  the  offered  certificates  or notes are  subject  to substantial  inherent  cash-flow  uncertainties  because the  mortgage  loans may be prepaid at any time.  However,  if  applicable,  with respect to the percentage of the mortgage loans set forth in the prospectus  supplement,  a prepayment  within five years,  as provided in the  mortgage  note,  of its  origination  may subject the related  mortgagor  to a  prepayment  charge,  which may act as a deterrent  to prepayment of the mortgage loan.  See "The Mortgage Pool" in the prospectus supplement.

         Generally,  when prevailing  interest rates are increasing,  prepayment  rates on mortgage loans tend to decrease.  A decrease in the prepayment  rates on the mortgage loans will result in a reduced rate of return of principal to investors in the offered  certificates or notes at a time when reinvestment at higher prevailing rates would be desirable.

         Conversely,  when prevailing  interest rates are declining,  prepayment rates on mortgage loans tend to increase.  An increase in the prepayment  rates on the mortgage loans will result in a greater rate of return of principal to investors in the offered  certificates or notes, at time when reinvestment at comparable yields may not be possible.

         During a certain  period as described in the related  prospectus  supplement  after the closing  date,  the entire  amount of any prepayments  and certain other  unscheduled  recoveries of principal  with respect to the mortgage loans in a loan group will be allocated to the senior  certificates  in the related  certificate  group,  other than the interest only  certificates,  with such  allocation to be subject to further  reduction  over an additional  four year period  thereafter,  as described in the  prospectus  supplement,  unless the amount of subordination  provided to the senior  certificates by the subordinate  certificates is twice the amount as of the cut-off date, and  certain  loss and  delinquency  tests are  satisfied.  This will  accelerate  the  amortization  of the senior  certificates  in each certificate  group,  other than the interest  only  certificates,  as a whole  while,  in the absence of losses in respect of the mortgage loans in the related loan group,  increasing  the  percentage  interest in the principal  balance of the mortgage loans in such loan group the subordinate certificates evidence.

         For further information  regarding the effect of principal  prepayments on the weighted average lives of the offered certificates or notes, see "Yield on the Certificates" or "Yield on the Notes" in the prospectus  supplement,  including the table entitled "Percent of
Initial Principal Balance Outstanding at the Following Percentages of the Prepayment Assumption" in the prospectus supplement.

The Yield to Maturity on the Offered Certificates or Notes Will Depend on a Variety of Factors.

         The yield to maturity on the offered  certificates  or notes,  particularly  the interest  only  certificates,  will  depend,  in general, on:

         o        the applicable purchase price; and

         o        the rate and timing of principal  payments,  including  prepayments  and  collections  upon defaults,  liquidations  and repurchases,  on the  related  mortgage  loans and the  allocation  thereof to reduce the  current  principal  amount or notional amount of the offered certificates or notes, as well as other factors.

         The yield to investors on the offered  certificates  or notes will be adversely  affected by any  allocation  thereto of interest shortfalls on the mortgage loans.

         In general,  if the offered  certificates  or notes,  other than the interest  only  certificates  or notes,  are  purchased at a premium and principal  distributions  occur at a rate faster than  anticipated  at the time of purchase,  the  investor's  actual yield to maturity  will be lower than that  assumed at the time of  purchase.  Conversely,  if the offered  certificates  or notes,  other than the interest only certificates,  are purchased at a discount and principal  distributions  occur at a rate slower than that anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that originally assumed.

         The  proceeds  to the  depositor  from  the sale of the  offered  certificates  or notes  were  determined  based on a number  of assumptions,  including a constant  rate of prepayment  each month,  or CPR,  relative to the then  outstanding  principal  balance of the mortgage  loans.  No  representation  is made that the mortgage  loans will prepay at this rate or at any other rate, or that the mortgage loans will prepay at the same rate. The yield  assumptions  for the offered  certificates  or notes will vary as determined at the time of sale. See "Yield on the Certificates" or "Yield on the Notes" in the prospectus supplement.

The Mortgage Loans Concentrated in a Specific Region May Present a Greater Risk of Loss with Respect to Such Mortgage Loans.

         Mortgage  loans secured by properties  located in the State of California are more likely to incur defaults or losses as a result of physical  damage to the properties  resulting from natural  causes such as earthquake,  mudslide and wildfire,  as compared to mortgage loans secured by properties  located in other  locations.  Investors  should note that some  geographic  regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and,  consequently,  will experience higher rates of loss and delinquency than will be experienced on mortgage loans generally.  For example,  a region's economic condition and housing market may be directly,  or indirectly,  adversely affected by natural disasters or civil disturbances such as earthquakes,  hurricanes,  floods, eruptions or riots. The economic impact of any of these types of events may also be felt in areas beyond the region  immediately  affected by the disaster or disturbance.  The mortgage loans securing the offered  certificates or notes may be concentrated in these regions,  and any concentration may present risk  considerations in addition to those generally present for similar  mortgage-backed  securities without this  concentration.  Any risks associated with mortgage loan  concentration may affect the yield to maturity of the offered  certificates or notes to the extent  losses  caused by these  risks are not  covered  by the  subordination  provided  by the  non-offered  subordinate certificates or notes.

Statutory  and Judicial  Limitations  on  Foreclosure  Procedures  May Delay  Recovery in Respect of the  Mortgaged  Property and, in Some
Instances,  Limit the Amount That May Be  Recovered by the  Foreclosing  Lender,  Resulting in Losses on the Mortgage  Loans That Might be
Allocated to the Offered Certificates or Notes.

         Foreclosure  procedures  may vary from state to state.  Two primary  methods of  foreclosing a mortgage  instrument  are judicial foreclosure,  involving court proceedings,  and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. A foreclosure  action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims  are asserted.
Delays may also result from difficulties in locating necessary  defendants.  Non-judicial  foreclosures may be subject to delays resulting from state laws  mandating  the  recording  of notice of default and notice of sale and,  in some  states,  notice to any party  having an interest of record in the real property,  including junior  lienholders.  Some states have adopted  "anti-deficiency"  statutes that limit the  ability of a lender to collect  the full amount owed on a loan if the  property  sells at  foreclosure  for less than the full amount owed.  In addition,  United States courts have  traditionally  imposed  general  equitable  principles to limit the remedies  available to lenders in foreclosure  actions that are perceived by the court as harsh or unfair.  The effect of these statutes and judicial  principles may be to delay  and/or  reduce  distributions  in  respect  of the  offered  certificates  or  notes.  See  "Legal  Aspects  of  Mortgage
Loans—Foreclosure on Mortgages and Some Contracts" in this prospectus.

The Value of the Mortgage  Loans May Be Affected By, Among Other Things,  a Decline in Real Estate  Values,  Which May Result in Losses on
the Offered Certificates or Notes.

         No assurance  can be given that values of the mortgaged  properties  have remained or will remain at their levels on the dates of origination of the related mortgage loans. If the residential  real estate market should  experience an overall decline in property values so that the outstanding  balances of the mortgage loans,  and any secondary  financing on the mortgaged  properties,  in the mortgage pool become equal to or greater than the value of the mortgaged  properties,  the actual rates of delinquencies,  foreclosures and losses could be higher than those now generally  experienced in the mortgage lending industry.  In some areas of the United States,  real estate values have risen at a greater  rate in recent  years than in the past.  In  particular,  mortgage  loans with high  principal  balances  or high loan-to-value  ratios  will be  affected  by any  decline in real  estate  values.  Real  estate  values in any area of the country may be affected by several  factors,  including  population  trends,  mortgage  interest  rates,  and the economic  well-being of that area.  Any decrease in the value of the mortgage  loans may result in the  allocation  of losses which are not covered by credit  enhancement  to the offered certificates or notes.

The Ratings on the Offered  Certificates or Notes Are Not a Recommendation to Buy, Sell or Hold the Offered  Certificates or Notes and Are
Subject to Withdrawal at Any Time, Which May Affect the Liquidity or the Market Value of the Offered Certificates or Notes.

         It is a condition  to the  issuance  of the offered  certificates  or notes that each class of offered  certificates  or notes be rated in one of the four highest  rating  categories by a nationally  recognized  statistical  rating agency.  A security  rating is not a recommendation  to buy,  sell or hold  securities  and may be subject to revision or  withdrawal  at any time.  No person is  obligated to maintain the rating on any offered  certificate,  and,  accordingly,  there can be no assurance  that the ratings  assigned to any offered certificate  on the date on which the offered  certificates  or notes are  initially  issued will not be lowered or  withdrawn by a rating agency at any time thereafter.  In the event any rating is revised or withdrawn,  the liquidity or the market value of the related offered certificates or notes may be adversely affected. See "Ratings" in the prospectus supplement and "Rating" in this prospectus.

         The ratings of the offered  certificates or notes by the rating agencies may be lowered  following the initial  issuance  thereof as a result of losses on the  mortgage  loans in excess of the levels  contemplated  by the rating  agencies at the time of their  initial rating analysis.  Neither the depositor,  the master servicer, the servicers, the securities  administrator,  the trustee nor any of their respective  affiliates will have any obligation to replace or supplement any credit  enhancement,  or to take any other action to maintain the  ratings  of the  offered  certificates  or  notes.  See  "Description  of  Credit  Enhancement—Reduction  or  Substitution  of Credit
Enhancement" in this prospectus.

The Mortgage Loans May Have Limited Recourse to the Related Borrower, Which May Result in Losses with Respect to These Mortgage Loans.

         Some or all of the  mortgage  loans  included  in the trust fund will be  nonrecourse  loans or loans for which  recourse  may be restricted or unenforceable.  As to those mortgage loans,  recourse in the event of mortgagor default will be limited to the specific real property and other assets,  if any, that were pledged to secure the mortgage  loan.  However,  even with respect to those  mortgage  loans that provide for recourse  against the mortgagor and its assets  generally,  there can be no assurance  that  enforcement  of the recourse provisions  will be  practicable,  or that the other  assets of the  mortgagor  will be  sufficient  to permit a recovery  in respect of a defaulted  mortgage loan in excess of the liquidation  value of the related mortgaged  property.  Any risks associated with mortgage loans with no or limited  recourse may affect the yield to maturity of the offered  certificates  or notes to the extent  losses caused by these risks which are not covered by credit enhancement are allocated to the offered certificates or notes.

The Mortgage Loans May Have Environmental Risks, Which May Result in Increased Losses with Respect to These Mortgage Loans.

         To the extent that a servicer or the master servicer,  in its capacity as successor servicer,  for a mortgage loan acquires title to any related  mortgaged  property which is contaminated  with or affected by hazardous  wastes or hazardous  substances,  these mortgage loans may incur losses.  See  "Servicing of Mortgage  Loans—Realization  Upon or Sale of Defaulted  Mortgage  Loans" and "Legal Aspects of
Mortgage  Loans—Environmental  Legislation" in this prospectus.  To the extent these  environmental risks result in losses on the mortgage loans, the yield to maturity of the offered certificates or notes, to the extent not covered by credit enhancement, may be affected.

Violation of Various Federal, State and Local Laws May Result in Losses on the Mortgage Loans.

         Applicable state and local laws generally  regulate interest rates and other charges,  require specific  disclosure,  and require licensing of the  originator.  In addition,  other state and local laws,  public policy and general  principles of equity  relating to the protection  of consumers,  unfair and  deceptive  practices and debt  collection  practices  may apply to the  origination,  servicing and collection of the mortgage loans.

         The mortgage loans are also subject to federal laws, including:

         o        the Federal  Truth-in-Lending  Act and Regulation Z promulgated  thereunder,  which require specific  disclosures to the borrowers regarding the terms of the mortgage loans;

         o        the Equal Credit  Opportunity Act and Regulation B promulgated  thereunder,  which prohibit  discrimination on the basis of age, race, color, sex,  religion,  marital status,  national origin,  receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and

         o        the Fair Credit  Reporting Act, which  regulates the use and reporting of information  related to the borrower's  credit experience.

         Depending on the  provisions  of the  applicable  law and the specific  facts and  circumstances  involved,  violations  of these federal or state laws,  policies and  principles may limit the ability of the trust to collect all or part of the principal of or interest on the mortgage  loans,  may entitle the borrower to a refund of amounts  previously  paid and, in  addition,  could  subject the trust to damages and administrative enforcement.  See "Legal Aspects of Mortgage Loans" in this prospectus.

         On the closing  date,  the Sponsor  will  represent  that each  mortgage  loan at the time it was made  complied in all  material respects with all applicable  laws and  regulations,  including,  without  limitation,  usury,  equal credit  opportunity,  disclosure and recording laws and all  anti-predatory  lending laws; and each mortgage loan has been serviced in all material respects in accordance with all applicable laws and regulations,  including,  without limitation,  usury, equal credit opportunity,  disclosure and recording laws and all  anti-predatory  lending laws and the terms of the related  mortgage  note, the mortgage and other loan  documents.  In the event of a breach of this  representation,  the Sponsor will be obligated to cure the breach or repurchase or substitute  the affected  mortgage loan in the manner described in the prospectus.

         Under the  anti-predatory  lending  laws of some  states,  the  borrower  is  required to meet a net  tangible  benefits  test in connection  with the  origination  of the related  mortgage loan.  This test may be highly  subjective  and open to  interpretation.  As a result,  a court may determine  that a mortgage loan does not meet the test even if the originator  reasonably  believed that the test was satisfied,  Any  determination  by a court  that the  mortgage  loan  does not meet the test  will  result  in a  violation  of the  state anti-predatory lending law, in which case the related Sponsor will be required to purchase that mortgage loan from the trust.

The Return on the Offered  Certificates or Notes Could Be Reduced by Shortfalls Due to the Application of the Servicemembers  Civil Relief
Act and Similar State Laws.

         The  Servicemembers  Civil Relief Act, or the Relief Act, and similar state laws provide  relief to  mortgagors  who enter active military  service  and to  mortgagors  in  reserve  status and the  national  guard who are called to active  military  service  after the origination of their mortgage  loans.  The military  operations by the United States in Iraq and Afghanistan has caused an increase in the number of citizens in active  military duty,  including  those citizens  previously in reserve  status.  Under the Relief Act the interest rate  applicable  to a mortgage  loan for which the  related  mortgagor  is called to active  military  service  will be reduced  from the percentage  stated in the related  mortgage note to 6.00%.  This interest rate  reduction and any reduction  provided  under similar state laws will  result in an interest  shortfall  because  neither the master  servicer  nor the related  servicer  will be able to collect the amount of interest  which  otherwise  would be payable with respect to such  mortgage  loan if the Relief Act or similar state law was not applicable  thereto.  This  shortfall  will not be paid by the  mortgagor  on future due dates or advanced  by the master  servicer or the related servicer and, therefore,  will reduce the amount available to pay interest to the  certificateholders  on subsequent  distribution dates.  We do not know how many mortgage  loans in the mortgage pool have been or may be affected by the  application of the Relief Act or similar state law. In addition,  the Relief Act imposes  limitations  that would impair the ability of the master  servicer or the related servicer  to  foreclose  on an  affected  single  family  loan  during the  mortgagor's  period of active  duty  status,  and,  under some circumstances,  during an  additional  three month period  thereafter.  Thus, in the event that the Relief Act or similar  legislation  or regulations  applies to any mortgage loan which goes into default,  there may be delays in payment and losses on the certificates or notes in connection  therewith.  Any other  interest  shortfalls,  deferrals or  forgiveness  of payments on the mortgage  loans  resulting from similar legislation or regulations may result in delays in payments or losses to holders of the offered certificates or notes.

Negative Amortization May Increase Losses Applied to the Certificates or Notes.

         When interest due on a negative  amortization  loan is added to the principal  balance of the negative  amortization loan through negative  amortization,  the mortgaged  property  provides  proportionally  less  security for the repayment of the negative  amortization loan.  Therefore,  if the  mortgagor  defaults  on the  negative  amortization  loan,  there is a greater  likelihood  that a loss will be incurred upon the  liquidation  of the mortgaged  property.  Furthermore,  the loss will be larger than would  otherwise  have been in the absence of negative amortization.

Allocation of Deferred Interest May Affect the Yield on the Certificates or Notes.

         The amount of deferred  interest,  if any,  with  respect to the  negative  amortization  loans for a given month will reduce the amount of interest  collected on the negative  amortization  loans and  available to be  distributed  as interest to the  certificates  or notes.  The reduction in interest  collections  will be offset,  in whole or in part, by applying  principal  prepayments  received on the mortgage loans to interest  distributions  on the  certificates  or notes.  To the extent the amount of deferred  interest on the negative amortization loans exceeds the principal  prepayments and/or other amounts as described in the related prospectus  supplement  received on the mortgage loans, the net rate cap on the certificates or notes will be reduced.

A Security  Interest In A Manufactured  Home Could Be Rendered  Subordinate to the Interests of Other Parties  Claiming an Interest in the
Home.

         Perfection of security  interests in manufactured  homes and enforcement of rights to realize upon the value of the  manufactured homes as  collateral  for the  manufactured  housing  contracts  are subject to a number of federal and state laws,  including the Uniform
Commercial  Code as adopted in each state and each state's  certificate  of title  statutes.  The steps  necessary to perfect the security interest  in a  manufactured  home will vary from state to state.  If the  servicer  of the  contract  fails,  due to  clerical  errors or otherwise,  to take the appropriate  steps to perfect the security  interest,  the trustee may not have a first priority security interest in the manufactured home securing a manufactured housing contract.  Additionally,  courts in many states have held that manufactured homes may become subject to real estate title and recording  laws. As a result,  a security  interest in a  manufactured  home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law.

Acquiring Board Approval for the Sale of Cooperative  Loans Could Limit the Number of Potential  Purchasers for those Shares and Otherwise
Limit the Servicer's Ability to Sell, and Realize the Value of, those Shares Backed by Such Loans.

         With respect to collateral  securing a cooperative loan, any prospective  purchaser will generally have to obtain the approval of the board of directors of the relevant  cooperative  before  purchasing  the shares and acquiring  rights under the  proprietary  lease or occupancy  agreement  securing the cooperative  loan. This approval is usually based on the purchaser's  income and net worth and numerous other factors.  The necessity of acquiring  board  approval could limit the number of potential  purchasers for those shares and otherwise limit the  servicer's  ability to sell, and realize the value of, those shares.  In addition,  the servicer will not require that a hazard or flood insurance  policy be maintained for any  cooperative  loan.  Generally,  the cooperative is responsible for maintenance of hazard insurance for the property owned by the cooperative,  and the  tenant-stockholders  of that cooperative do not maintain  individual hazard insurance  policies.  However,  if a cooperative and the related borrower on a cooperative note do not maintain hazard insurance or do not maintain  adequate coverage or any insurance  proceeds are not applied to the restoration of the damaged  property,  damage to the related borrower's  cooperative  apartment or the  cooperative's  building could  significantly  reduce the value of the  collateral  securing the cooperative note.

Defects in Security Interest Could Result in Losses.

         o        The security interest in certain manufactured homes may not be perfected.

         Every  contract  will be secured  by either (1) a security  interest  in the  manufactured  home or (2) if it is a  land-and-home contract,  the mortgage or deed of trust on the real estate where the manufactured home is permanently affixed.  Several federal and state laws,  including (i) the UCC as adopted in the relevant state,  (ii) certificate of title statutes as adopted in the relevant states;  and
(iii) if applicable,  the real estate laws as adopted in the states in which the manufactured homes are located,  govern the perfection of security  interests  in the  manufactured  homes and the  enforcement  of rights to realize  upon the value of the  manufactured  homes as collateral for the  contracts.  The steps required to perfect a security  interest in a  manufactured  home vary from state to state.  The originator will represent and warrant that each contract is secured by a perfected  security  interest in the  manufactured  home, and the originator must repurchase the contract if there is a breach of this  representation and warranty.  Nevertheless,  if the originator fails to perfect its security  interest in the  manufactured  homes securing a number of contracts,  it could cause an increase in losses on the contracts,  and you could suffer a loss on your  investment  as a result.  In addition,  under federal and state laws, a number of factors may limit the ability of the holder of a  perfected  security  interest in  manufactured  homes to realize  upon the related  manufactured homes or may limit the amount  realized  to less than the amount  due under the  related  contract  which  could  result in a loss on your investment.

         o        The assignment of the security interest in the manufactured home to the trustee may not be perfected.

         Due to the expense and  administrative  inconvenience,  the  originator  will not amend a certificate  of title to a manufactured home to name the trustee as the lienholder or note the trustee's  interest on the  certificate of title.  As a result,  in some states the assignment  of the security  interest in the  manufactured  home to the trustee may not be effective  against the seller's  creditors or a trustee in the event the seller enters  bankruptcy,  or the security  interest may not be perfected.  Also, the seller will not record the assignment to the trustee of the mortgage or deed of trust  securing  land-and-home  contracts  because of the expense and  administrative inconvenience  involved.  As a result,  in some states the assignment of the mortgage or deed of trust to the trustee may not be effective against the  seller's  creditors  or  bankruptcy  trustee.  If an  affiliate  of the seller is no longer the servicer and the trustee or a successor  servicer is unable to enforce the security interest in the manufactured  home following a default on a contract,  losses on the contracts would increase and you could suffer a loss on your investment as a result.

FICO Scores are Not an Indicator of Future Performance of Borrowers.

         Investors  should be aware that FICO  scores are based on past  payment  history of the  borrower.  Investors  should not rely on
FICO scores as an indicator of future borrower performance.  See "Loan Program — FICO Scores" in this prospectus.

                                                            THE MORTGAGE POOLS

General

         Each mortgage pool will consist  primarily of mortgage loans. The mortgage loans may consist of single family loans,  multifamily loans, commercial loans, mixed-use loans and Contracts, each as described below.

         The single  family loans will be  evidenced by mortgage  notes and secured by  mortgages  that,  in each case,  create a first or junior lien on the related mortgagor's fee or leasehold interest in the related mortgaged  property.  The related mortgaged property for a single family loan may be owner-occupied or may be a vacation, second or non-owner-occupied home.

         If  specified  in the related  prospectus  supplement  relating to a series of  securities,  the single  family loans may include cooperative  apartment  loans  evidenced by a mortgage  note secured by security  interests in the related  mortgaged  property  including shares issued by cooperatives and in the related  proprietary leases or occupancy  agreements granting exclusive rights to occupy specific dwelling units in the related buildings.

         The  multifamily  loans will be  evidenced  by  mortgage  notes and  secured by  mortgages  that create a first or junior lien on residential properties consisting of five or more dwelling units in high-rise, mid- rise or garden apartment structures or projects.

         The commercial  loans will be evidenced by mortgage notes and secured  mortgages that create a first or junior lien on commercial properties  including  office building,  retail building and a variety of other  commercial  properties as may be described in the related prospectus supplement.

         The  mixed-use  loans will be  evidenced  by  mortgage  loans and  secured by  mortgages  that  create a first or junior  lien on properties consisting of mixed residential and commercial structures.

         The aggregate  concentration by original  principal  balance of commercial,  multifamily and mixed-use loans in any mortgage pool will be less than 10% of the original principal balance of the mortgage pool.

         Mortgaged properties may be located in any one of the 50 states, the District of Columbia or the Commonwealth of Puerto Rico.

         The mortgage loans will not be guaranteed or insured by the depositor or any of its affiliates.  However,  if so specified in the related  prospectus  supplement,  mortgage loans may be insured by the FHA or guaranteed by the VA. See  "Description of Primary  Mortgage
Insurance, Hazard Insurance; Claims Thereunder—FHA Insurance" and "—VA Mortgage Guaranty" in this prospectus.

         A mortgage pool may include  mortgage  loans that are  delinquent as of the date the related  series of securities is issued.  In that case,  the related  prospectus  supplement  will set forth,  as to each  mortgage  loan,  available  information  as to the period of delinquency and any other information relevant for a prospective  investor to make an investment decision.  No mortgage loan in a mortgage pool shall be  non-performing.  Mortgage loans which are more than 30 days delinquent  included in any mortgage pool will have delinquency data relating to them included in the related  prospectus  supplement.  No mortgage pool will include a  concentration  of mortgage  loans which is more than 30 days delinquent of 20% or more.

         A mortgage pool may contain more than one mortgage loan made to the same  borrower with respect to a single  mortgaged  property, and may contain multiple mortgage loans made to the same borrower on several mortgaged properties.

         The mortgage loans may include  "sub-prime"  mortgage loans.  "Sub-prime"  mortgage loans will be underwritten in accordance with underwriting  standards  which are less stringent than guidelines for "A" quality  borrowers.  Mortgagors may have a record of outstanding judgments,  prior  bankruptcies  and other credit items that do not satisfy the  guidelines for "A" quality  borrowers.  They may have had past debts written off by past lenders.

         A mortgage  pool may include  mortgage  loans that do not meet the purchase  requirements  of Fannie Mae and Freddie  Mac.  These mortgage  loans are known as  nonconforming  loans.  The mortgage  loans may be  nonconforming  because they exceed the maximum  principal balance of mortgage  loans  purchased  by Fannie Mae and Freddie  Mac,  known as jumbo  loans,  because  the  mortgage  loan may have been originated  with limited or no  documentation,  because they are sub-prime  mortgage  loans,  or because of some other failure to meet the purchase  criteria of Fannie Mae and Freddie  Mac. The related  prospectus  supplement  will detail to what extent the mortgage  loans are nonconforming mortgage loans.

         Each  mortgage  loan will be selected by the  depositor  or its  affiliates  for  inclusion  in a mortgage  pool from among those purchased by the depositor,  either  directly or through its  affiliates,  from  Unaffiliated  Sellers or Affiliated  Sellers.  As to each series of securities,  the mortgage loans will be selected for inclusion in the mortgage pool based on rating agency criteria,  compliance with  representations  and warranties,  and conformity to criteria relating to the  characterization  of securities for tax, ERISA, SMMEA,
Form S-3 eligibility and other legal  purposes.  If a mortgage pool is composed of mortgage loans acquired by the depositor  directly from
Unaffiliated  Sellers,  the related prospectus  supplement will specify the extent of mortgage loans so acquired.  The  characteristics of the mortgage  loans will be as  described  in the related  prospectus  supplement.  Other  mortgage  loans  available  for purchase by the depositor  may have  characteristics  which would make them  eligible for inclusion in a mortgage pool but were not selected for inclusion in the mortgage pool.

         The  mortgage  loans may be  delivered  to the trust fund  pursuant to a Designated  Seller  Transaction,  concurrently  with the issuance of the related series of securities.  These  securities may be sold in whole or in part to the Seller in exchange for the related mortgage  loans,  or may be offered under any of the other methods  described in this  prospectus  under  "Methods of  Distribution."  The related  prospectus  supplement for a mortgage pool composed of mortgage loans acquired by the depositor  pursuant to a Designated  Seller
Transaction  will  generally  include  information,  provided  by the  related  Seller,  about  the  Seller,  the  mortgage  loans and the underwriting standards applicable to the mortgage loans.

         If specified in the related  prospectus  supplement,  the trust fund for a series of securities may include mortgage  securities, as described in this  prospectus.  The mortgage  securities may have been issued  previously by the depositor or an affiliate  thereof,  a financial  institution or other entity engaged  generally in the business of mortgage lending or a limited purpose  corporation  organized for the purpose of, among other  things,  acquiring  and  depositing  mortgage  loans into  trusts,  and selling  beneficial  interests in trusts.  In  addition  the  mortgage  securities  may have been issued or  guaranteed  by Ginnie  Mae,  Fannie  Mae,  Freddie Mac or other government agencies or government-sponsored  agencies, as specified in the related prospectus supplement.  The mortgage securities will be generally similar to securities  offered under this prospectus.  In any securitization  where mortgage  securities are included in a trust fund, unless the mortgage  securities are exempt from registration under the Securities Act, the offering of the mortgage  securities will be registered if required in  accordance  with Rule 190 under the  Securities  Act. As to any series of mortgage  securities,  the related prospectus  supplement will include a description of (1) the mortgage securities and any related credit enhancement,  and (2) the mortgage loans underlying the mortgage securities.

         In addition,  if specified in the related prospectus  supplement United States Treasury securities and other securities issued by the U.S.  Government,  any of its  agencies or other  issuers  established  by federal  statute  may be  included in the trust fund.  Such securities  will be backed by the full faith and credit of the United States or will represent the  obligations of the U.S.  Government or such agency or such other  issuer or  obligations  payable from the proceeds of U.S.  Government  Securities,  as specified in the related prospectus supplement.

The Mortgage Loans

         Each of the mortgage loans will be a type of mortgage loan described or referred to below:

      o     Fixed-rate,  fully-amortizing  mortgage loans (which may include mortgage loans converted from adjustable-rate  mortgage loans or  otherwise  modified)  providing  for level  monthly  payments  of  principal  and  interest  and terms at  origination  or modification of not more than approximately 15 years;

      o     Fixed-rate,  fully-amortizing  mortgage loans (which may include mortgage loans converted from adjustable-rate  mortgage loans or  otherwise  modified)  providing  for level  monthly  payments  of  principal  and  interest  and terms at  origination  or modification of more than 15 years, but not more than approximately 30 years;

      o     Fully-amortizing  ARM Loans  having an original or modified  term to maturity of not more than  approximately  30 years with a related mortgage rate which generally  adjusts  initially either three months,  six months or one, two, three,  five, seven or ten years or other  intervals  subsequent to the initial  payment  date,  and  thereafter  at either three- month,  six-month, one-year or other intervals (with  corresponding  adjustments in the amount of monthly payments) over the term of the mortgage loan to equal the sum of the related  Note Margin and the note index.  The related  prospectus  supplement  will set forth the relevant Index,  which will be of a type that is customarily  used in the debt and fixed income markets to measure the cost of borrowed  funds,  and the  highest,  lowest and  weighted  average  Note Margin  with  respect to the ARM Loans in the related mortgage pool. The related  prospectus  supplement  will also indicate any periodic or lifetime  limitations on changes in any per annum mortgage rate at the time of any  adjustment.  If specified in the related  prospectus  supplement,  an ARM Loan may include a provision  that allows the  mortgagor to convert the  adjustable  mortgage rate to a fixed rate at some point during the term of the ARM Loan generally not later than six to ten years subsequent to the initial payment date;

      o     Negatively-amortizing  ARM Loans having  original or modified terms to maturity of not more than  approximately  30 years with mortgage rates which generally adjust initially on the payment date referred to in the related prospectus  supplement,  and on each of specified periodic payment dates thereafter,  to equal the sum of the Note Margin and the Index. The scheduled monthly payment will be adjusted as and when  described in the related  prospectus  supplement to an amount that would fully  amortize the mortgage loan over its remaining  term on a level debt service  basis;  provided that  increases in the scheduled  monthly payment may be subject to limitations as specified in the related prospectus  supplement.  Any Deferred Interest will be added to the principal balance of the mortgage loan;

      o     Fixed-rate,  graduated payment mortgage loans having original or modified terms to maturity of not more than  approximately 15 years with monthly  payments  during the first year  calculated on the basis of an assumed  interest rate which is a specified percentage  below the mortgage rate on the mortgage loan.  Monthly  payments on these mortgage loans increase at the beginning of the second year by a specified  percentage of the monthly payment during the preceding year and each year thereafter to the extent necessary to amortize the mortgage loan over the remainder of its approximately  15-year term.  Deferred  Interest,  if any, will be added to the principal balance of these mortgage loans;

      o     Fixed-rate,  graduated payment mortgage loans having original or modified terms to maturity of not more than  approximately 30 years with monthly  payments  during the first year  calculated on the basis of an assumed  interest rate which is a specified percentage  below the mortgage rate on the mortgage loan.  Monthly  payments on these mortgage loans increase at the beginning of the second year by a specified  percentage of the monthly payment during the preceding year and each year thereafter to the extent necessary to fully amortize the mortgage loan over the remainder of its approximately  30-year term. Deferred Interest, if any, will be added to the principal balance of these mortgage loans;

      o     Balloon loans having payment terms similar to those described in one of the preceding  paragraphs,  calculated on the basis of an assumed amortization term, but providing for a balloon payment of all outstanding  principal and interest to be made at the end of a specified term that is shorter than the assumed amortization term;

      o     Mortgage loans that provide for a line of credit pursuant to which amounts may be advanced to the borrower from time to time;

      o     Mortgage loans that require that each monthly payment  consist of an installment of interest which is calculated  according to the simple interest  method.  This method  calculates  interest using the outstanding  principal  balance of the mortgage loan multiplied by the loan rate and further  multiplied by a fraction,  the numerator of which is the number of days in the period elapsed  since the  preceding  payment of interest was made and the  denominator  of which is the number of days in the annual period for which  interest  accrues on the mortgage  loan. As payments are received on simple  interest  mortgage  loans,  the amount  received is applied  first to interest  accrued to the date of payment and the balance is applied to reduce the unpaid principal balance of the mortgage loan; or

      o     Mortgage  loans which  provide for an interest  only period and do not provide for the payment of principal  for the number of years specified in the related prospectus supplement.

         The mortgage pool may contain  mortgage loans secured by junior liens.  The related senior lien,  which may have been made at the same time as the first lien,  may or may not be included  in the  mortgage  pool as well.  The primary  risk to holders of mortgage  loans secured by junior liens is the  possibility  that  adequate  funds will not be received in connection  with a  foreclosure  of the related senior  liens to satisfy  fully both the senior liens and the  mortgage  loan  secured by a junior  lien.  In the event that a holder of a senior lien  forecloses on a mortgaged  property,  the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure,  second to real estate taxes,  third in satisfaction of all principal,  interest, prepayment  or  acceleration  penalties,  if any,  and any other sums due and owing to the holder of the senior  liens.  The claims of the holders of the senior  liens will be  satisfied  in full out of proceeds of the  liquidation  of the related  mortgaged  property,  if the proceeds are  sufficient,  before the trust fund as holder of the junior lien  receives any payments in respect of the mortgage  loan.  If the master  servicer or a servicer  were to foreclose on a mortgage  loan secured by a junior lien,  it would do so subject to any related senior liens. In order for the debt related to the mortgage loan to be paid in full at the sale, a bidder at the  foreclosure  sale of the mortgage  loan would have to bid an amount  sufficient  to pay off all sums due under the  mortgage  loan and the senior liens or purchase the  mortgaged  property  subject to the senior liens.  In the event that the proceeds  from a foreclosure  or similar sale of the related mortgaged  property are insufficient to satisfy all senior liens and the mortgage loan in the aggregate,  the trust fund, as the holder of the junior lien,  and,  accordingly,  holders of one or more classes of the securities of the related series bear (1) the risk of delay in distributions  while a  deficiency  judgment  against the  borrower is sought and (2) the risk of loss if the  deficiency  judgment is not realized upon.  Moreover,  deficiency  judgments may not be available in some  jurisdictions  or the mortgage loan may be nonrecourse.  In addition,  a junior  mortgagee may not foreclose on the property  securing a junior  mortgage  unless it forecloses  subject to the senior mortgages.

         A mortgage loan may require  payment of a prepayment  charge or penalty,  the terms of which will be more fully  described in the prospectus supplement.  Prepayment penalties may apply if the borrower makes a substantial  prepayment,  or may apply only if the borrower refinances  the mortgage  loans.  A  multifamily,  commercial or mixed-use  loan may also contain a prohibition  on prepayment or lock-out period.

         The  mortgage  loans may be "equity  refinance"  mortgage  loans,  as to which a portion of the proceeds are used to refinance an existing  mortgage  loan,  and the  remaining  proceeds may be retained by the  mortgagor or used for purposes  unrelated to the mortgaged property.  Alternatively,  the mortgage  loans may be "rate and term  refinance"  mortgage  loans,  as to which  substantially  all of the proceeds (net of related costs incurred by the  mortgagor)  are used to refinance an existing  mortgage loan or loans (which may include a junior lien)  primarily in order to change the interest rate or other terms  thereof.  The mortgage loans may be mortgage loans which have been consolidated  and/or have had various terms changed,  mortgage loans which have been converted from adjustable rate mortgage loans to fixed rate  mortgage  loans,  or  construction  loans which have been  converted to permanent  mortgage  loans.  In addition,  a mortgaged property may be subject to secondary  financing at the time of origination of the mortgage loan or  thereafter.  In addition,  some or all of the single family loans secured by junior liens may be High LTV Loans.

         If provided for in the related  prospectus  supplement,  a mortgage pool may contain  convertible  mortgage loans which allow the mortgagors  to convert the interest  rates on these  mortgage  loans from a fixed rate to an adjustable  rate, or an adjustable  rate to a fixed rate, at some point during the life of these mortgage loans. In addition,  if provided for in the related prospectus  supplement,  a mortgage pool may contain  mortgage loans which may provide for  modification to other fixed rate or adjustable  rate programs  offered by the Seller. If specified in the related  prospectus  supplement,  upon any conversion or modification,  the depositor,  the related master servicer,  the related servicer,  the applicable Seller or a third party will repurchase the converted or modified mortgage loan as and to the extent set forth in the related  prospectus  supplement.  Upon the failure of any party so obligated to  repurchase  any  converted or modified mortgage loan, it will remain in the mortgage pool.

         If provided for in the related prospectus  supplement,  the mortgage loans may include buydown mortgage loans. Under the terms of a buydown  mortgage  loan,  the monthly  payments made by the mortgagor  during the early years of the mortgage loan will be less than the scheduled monthly payments on the mortgage loan. The resulting difference will be made up from:

      o     funds contributed by the Seller of the mortgaged property or another source and placed in a custodial account,

      o     if funds contributed by the Seller are contributed on a present value basis, investment earnings on these funds, or

      o     additional funds to be contributed over time by the mortgagor's employer or another source.

         Generally,  the  mortgagor  under  each  buydown  mortgage  loan will be  qualified  at the  applicable  lower  monthly  payment.
Accordingly,  the repayment of a buydown  mortgage loan is dependent on the ability of the mortgagor to make larger level monthly payments after the Buydown Funds have been depleted and, for some buydown mortgage loans, during the Buydown Period.

         The prospectus  supplement for each series of securities  will contain  information as to the type of mortgage loans that will be included in the related  mortgage  pool.  Each  prospectus  supplement  applicable  to a series of  securities  will include  information, generally as of the cut-off date and to the extent then available to the depositor, on an approximate basis, as to the following:

      o     the aggregate principal balance of the mortgage loans,

      o     the type of property securing the mortgage loans,

      o     the original or modified terms to maturity of the mortgage loans,

      o     the range of principal balances of the mortgage loans at origination or modification,

      o     the earliest origination or modification date and latest maturity date of the mortgage loans,

      o     the Loan-to-Value Ratios of the mortgage loans,

      o     the mortgage rate or range of mortgage rates borne by the mortgage loans,

      o     if any of the mortgage loans are ARM Loans,  the  applicable  Index,  the range of Note Margins and the weighted  average Note
            Margin,

      o     the geographical distribution of the mortgage loans,

      o     the percentage of buydown mortgage loans, if applicable, and

      o     the percent of ARM Loans which are convertible to fixed-rate mortgage loans, if applicable.

      A Current Report on Form 8-K will be sent, upon request, to holders of the related series of securities and will be filed,  together with the related pooling and servicing agreement, with respect to each series of certificates,  or the related servicing agreement,  owner trust agreement and indenture,  with respect to each series of notes,  with the Commission  after the initial  issuance of the securities.
In the event that mortgage  loans are added to or deleted from the trust fund after the date of the related  prospectus  supplement but on or before the date of issuance of the  securities if any material pool  characteristic  differs by 5% or more from the  description in the prospectus  supplement,  revised  disclosure  will be provided  either in a  supplement  or in a Current  Report on Form 8-K which will be available to investors on the SEC website.

         The  depositor  will cause the mortgage  loans  included in each  mortgage  pool,  or mortgage  securities  evidencing  interests therein, to be assigned,  without recourse, to the trustee named in the related prospectus  supplement,  for the benefit of the holders of the  securities of a series.  Except to the extent that servicing of any mortgage loan is to be  transferred  to a special  servicer,  the master servicer named in the related prospectus supplement will service the mortgage loans,  directly or through servicers,  pursuant to a pooling and servicing agreement,  with respect to each series of certificates,  or a servicing  agreement,  with respect to each series of notes,  and will  receive  a fee for these  services.  See  "Servicing  of  Mortgage  Loans,"  "Description  of the  Securities"  and "The
Agreements" in this  prospectus.  The master  servicer's  obligations  with respect to the mortgage loans will consist  principally of its contractual  servicing  obligations under the related pooling and servicing agreement or servicing agreement  (including its obligation to supervise,  monitor and oversee the obligations of the servicers to service and administer their  respective  mortgage loans in accordance with the terms of the  applicable  servicing  agreements),  as more fully  described  in this  prospectus  under  "Servicing  of  Mortgage
Loans—Servicers,"  and, if and to the extent set forth in the related prospectus  supplement,  its obligation to make cash advances in the event of  delinquencies  in payments on or with respect to the mortgage loans as described in this  prospectus  under  "Description of the
Securities—Advances")  or pursuant to the terms of any mortgage  securities.  The obligations of a master servicer to make advances may be subject to limitations, to the extent this prospectus and the related prospectus supplement so provides.

Underwriting Standards

         Mortgage  loans to be included in a mortgage  pool will be  purchased  on the closing date by the  depositor  either  directly or indirectly from Affiliated Sellers or Unaffiliated Sellers. The depositor will acquire mortgage loans utilizing  re-underwriting  criteria which it believes are  appropriate,  depending to some extent on the depositor's or its affiliates'  prior  experience with the Seller and the servicer,  as well as the  depositor's  prior  experience  with a particular  type of mortgage loan or with mortgage loans relating to mortgaged  properties in a particular  geographical  region. A standard  approach to  re-underwriting  is to compare loan file information and  information  that is represented  to the depositor on a tape with respect to a percentage of the mortgage  loans the depositor  deems appropriate in the circumstances.  The depositor will not undertake any independent  investigations of the  creditworthiness of particular obligors.

         The mortgage  loans,  as well as mortgage loans  underlying  mortgage  securities  will have been  originated in accordance  with underwriting standards described below.

         The  underwriting  standards to be used in originating the mortgage loans are primarily  intended to assess the  creditworthiness of the mortgagor, the value of the mortgaged property and the adequacy of the property as collateral for the mortgage loan.

         The mortgage loans will be originated under  "full/alternative",  "stated income/verified assets", "stated income/stated assets",
"no  documentation"  or "no  ratio"  programs.  The  "full/alternative"  documentation  programs  generally  verify  income  and assets in accordance with Fannie Mae/Freddie Mac automated  underwriting  requirements.  The stated  income/verified  assets,  stated  income/stated
assets, no documentation or no ratio programs generally require less  documentation and verification than do full  documentation  programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of  income/employment,  assets and certain payment histories.  Generally,  under both  "full/alternative"  documentation  programs,  at least one month of income  documentation is provided.
This  documentation  is also  required  to include  year-to-date  income or prior  year  income in case the  former is not  sufficient  to establish  consistent  income.  Generally  under a "stated income verified  assets"  program no  verification  of a mortgagor's  income is undertaken  by the  origination  however,  verification  of the  mortgagor's  assets is obtained.  Under a "stated  income/stated  assets"
program,  no verification of either a mortgagor's income or a mortgagor's assets is undertaken by the originator  although both income and assets are stated on the loan application and a "reasonableness  test" is applied.  Generally,  under a "no  documentation"  program,  the mortgagor is not required to state his or her income or assets and therefore,  no  verification  of such  mortgagor's  income or assets is undertaken by the originator.  The  underwriting  for such mortgage loans may be based primarily or entirely on the estimated value of the mortgaged  property and the LTV ratio at origination  as well as on the payment  history and credit score.  Generally,  under a "no ratio"
program,  the mortgagor is not required to disclose their income  although the nature of employment is disclosed.  Additionally,  on a "no ratio" program assets are verified.

         The primary  considerations  in underwriting a mortgage loan are the mortgagor's  employment  stability and whether the mortgagor has  sufficient  monthly  income  available (1) to meet the  mortgagor's  monthly  obligations  on the proposed  mortgage loan  (generally determined  on the basis of the  monthly  payments  due in the year of  origination)  and other  expenses  related to the home  (including property  taxes and hazard  insurance)  and (2) to meet  monthly  housing  expenses and other  financial  obligations  and monthly  living expenses.  However,  the Loan-to-Value  Ratio of the mortgage loan is another critical factor. In addition,  a mortgagor's  credit history and repayment ability, as well as the type and use of the mortgaged property, are also considerations.

         High LTV  Loans  are  underwritten  with an  emphasis  on the  creditworthiness  of the  related  mortgagor.  High LTV  Loans are underwritten with a limited expectation of recovering any amounts from the foreclosure of the related mortgaged property.

         In the case of the multifamily  loans,  commercial loans or mixed-use loans,  lenders typically look to the debt service coverage ratio of a loan as an  important  measure of the risk of  default  on that  loan.  Unless  otherwise  defined  in the  related  prospectus supplement,  the debt service  coverage ratio of a multifamily  loan,  commercial loan or mixed-use loan at any given time is the ratio of
(1) the net operating income of the related mortgaged property for a twelve-month  period to (2) the annualized  scheduled payments on the mortgage loan and on any other loan that is secured by a lien on the mortgaged  property  prior to the lien of the related  mortgage.  The net  operating  income of a mortgaged  property is the total  operating  revenues  derived  from a  multifamily,  commercial  or mixed-use property,  as applicable,  during that period,  minus the total operating expenses incurred in respect of that property during that period other than (a) non-cash items such as depreciation  and  amortization,  (b) capital  expenditures and (c) debt service on loans (including the related  mortgage  loan)  secured by liens on that  property.  The net  operating  income of a  multifamily,  commercial  or mixed-use property,  as applicable,  will fluctuate over time and may or may not be sufficient to cover debt service on the related mortgage loan at any given time. As the primary  source of the  operating  revenues of a  multifamily,  commercial or mixed-use  property,  as  applicable, rental income (and maintenance  payments from  tenant-stockholders  of a cooperatively owned multifamily  property) may be affected by the condition of the applicable real estate market and/or area economy.  Increases in operating  expenses due to the general  economic climate or economic  conditions  in a locality or industry  segment,  such as increases in interest  rates,  real estate tax rates,  energy costs, labor costs and other operating expenses,  and/or to changes in governmental rules,  regulations and fiscal policies,  may also affect the risk of  default  on a  multifamily,  commercial  or  mixed-use  loan.  Lenders  also look to the  Loan-to-Value  Ratio of a  multifamily, commercial or mixed-use loan as a measure of risk of loss if a property must be liquidated following a default.

         Each  prospective  mortgagor will generally  complete a mortgage loan  application  that includes  information on the applicant's liabilities,  income,  credit  history,  employment  history and personal  information.  One or more credit reports on each applicant from national credit reporting  companies  generally will be required.  The report typically  contains  information  relating to credit history with local and national  merchants and lenders,  installment  debt payments and any record of defaults,  bankruptcies,  repossessions,  or judgments.  In the case of a multifamily  loan,  commercial loan or mixed-use loan, the mortgagor will also be required to provide certain information  regarding the related  mortgaged  property,  including a current rent roll and operating income  statements (which may be pro forma and unaudited).  In addition,  the originator will generally also consider the location of the mortgaged property,  the availability of competitive  lease space and rental income of comparable  properties in the relevant  market area, the overall  economy and demographic features of the  geographic  area and the  mortgagor's  prior  experience in owning and operating  properties  similar to the  multifamily properties or commercial properties, as the case may be.

         Mortgaged  properties  generally will be appraised by licensed  appraisers or through an automated  valuation  system. A licensed appraiser will generally  address  neighborhood  conditions,  site and zoning status and condition and valuation of  improvements.  In the case of mortgaged  properties  secured by single family loans,  the appraisal report will generally  include a reproduction  cost analysis
(when  appropriate)  based on the current  cost of  constructing  a similar  home and a market  value  analysis  based on recent  sales of comparable homes in the area. With respect to multifamily properties,  commercial properties and mixed-use properties,  the appraisal must specify whether an income  analysis,  a market  analysis or a cost analysis was used. An appraisal  employing the income approach to value analyzes a property's projected net cash flow,  capitalization and other operational  information in determining the property's value. The market approach to value analyzes the prices paid for the purchase of similar  properties in the property's  area, with  adjustments  made for  variations  between those other  properties and the property  being  appraised.  The cost approach to value requires the appraiser to make an estimate of land value and then determine the current cost of reproducing the improvements less any accrued  depreciation.  In any case, the value of the property being financed,  as indicated by the appraisal,  must support,  and support in the future, the outstanding loan  balance.  All  appraisals by licensed  appraisers  are required to be on forms  acceptable  to Fannie Mae or Freddie Mac.  Automated valuation  systems  generally rely on publicly  available  information  regarding  property values and will be described more fully in the related  prospectus  supplement.  An appraisal  for  purposes of  determining  the Value of a mortgaged  property may include an automated valuation.

         Notwithstanding the foregoing,  Loan-to-Value  Ratios will not necessarily provide an accurate measure of the risk of liquidation loss in a pool of  mortgage  loans.  For  example,  the value of a mortgaged  property  as of the date of initial  issuance of the related series of securities may be less than the Value  determined at loan  origination,  and will likely continue to fluctuate from time to time based upon changes in economic  conditions and the real estate  market.  Mortgage  loans which are subject to negative  amortization  will have  Loan-to-Value  Ratios which will increase  after  origination  as a result of negative  amortization.  Also,  even when current,  an appraisal is not necessarily a reliable estimate of value for a multifamily  property or commercial property.  As stated above,  appraised values of multifamily,  commercial and mixed-use  properties are generally  based on the market  analysis,  the cost analysis,  the income analysis,  or upon a selection from or  interpolation  of the values derived from those  approaches.  Each of these appraisal  methods can present analytical  difficulties.  It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property  may have  little to do with its  current  market  value;  and income  capitalization  is  inherently  based on inexact projections  of income and expenses and the  selection  of an  appropriate  capitalization  rate.  Where more than one of these  appraisal methods are used and  provide  significantly  different  results,  an accurate  determination  of value and,  correspondingly,  a reliable analysis of default and loss risks, is even more difficult.

         If so specified in the related prospectus  supplement,  the underwriting of a multifamily loan, commercial loan or mixed-use loan may also include  environmental  testing.  Under the laws of some states,  contamination  of real  property may give rise to a lien on the property to assure the costs of  cleanup.  In several  states,  this type of lien has  priority  over an  existing  mortgage  lien on that property. In addition,  under the laws of some states and under CERCLA, a lender may be liable, as an "owner" or "operator",  for costs of addressing  releases or  threatened  releases of  hazardous  substances  at a property,  if agents or  employees of the lender have become sufficiently  involved in the operations of the borrower,  regardless of whether or not the  environmental  damage or threat was caused by the borrower or a prior owner.  A lender also risks such  liability on  foreclosure  of the mortgage as described  under "Legal Aspects of
Mortgage Loans—Environmental Legislation" in this prospectus.

         With respect to any FHA loan or VA loans the mortgage  loan Seller will be required to  represent  that it has complied  with the applicable  underwriting  policies of the FHA or VA,  respectively.  See "Description of Primary  Mortgage  Insurance,  Hazard  Insurance;
Claims Thereunder—FHA Insurance" and "—VA Insurance" in this prospectus.

FICO Scores

         The FICO Score is a statistical  ranking of likely future credit performance  developed by Fair, Isaac & Company ("Fair,  Isaac")
and the three national credit  repositories-Equifax,  Trans Union and First American  (formerly Experian which was formerly TRW). The FICO
Scores  available from the three national credit  repositories  are calculated by the assignment of weightings to the most predictive data collected  by the  credit  repositories  and  range  from the  300's to the  900's.  Although  the FICO  Scores  are  based  solely on the information  at the  particular  credit  repository,  such FICO Scores  have been  calibrated  to  indicate  the same level of credit risk regardless  of which  credit  repository  is used.  The FICO Scores is used along with,  but not limited  to,  mortgage  payment  history, seasoning on bankruptcy and/or foreclosure, and is not a substitute for the underwriter's judgment.

Qualifications of Originators and Sellers

         Each mortgage loan generally will be originated,  directly or through mortgage brokers and correspondents,  by a savings and loan association,  savings bank,  commercial bank, credit union,  insurance company, or similar institution which is supervised and examined by a federal or state authority,  or by a mortgagee  approved by the Secretary of Housing and Urban Development  pursuant to sections 203 and
211 of the Housing Act, unless otherwise provided in the related prospectus supplement.

Representations by Sellers

         Each Seller will have made  representations  and warranties in respect of the mortgage loans and/or  mortgage  securities sold by the Seller and  evidenced  by a series of  securities.  In the case of mortgage  loans,  representations  and  warranties  will  generally include, among other things, that as to each mortgage loan:

         o        With respect to any first lien mortgage  loan, a lender's  title  insurance  policy (on an ALTA or CLTA form) or binder, or other  assurance of title  customary in the relevant  jurisdiction  therefore in a form  acceptable  to Fannie Mae or
                  Freddie Mac, was issued on the date that each  mortgage  loan was created by a title  insurance  company  which,  to the best of the related seller's  knowledge,  was qualified to do business in the jurisdiction  where the related  mortgaged property is located,  insuring the related  seller and its  successors and assigns that the mortgage is a first priority lien on the related  mortgaged  property in the original  principal  amount of the mortgage loan; and the related seller is the sole insured  under such  lender's  title  insurance  policy,  and such policy,  binder or assurance is valid and remains in full force and effect,  and each such policy,  binder or assurance shall contain all applicable  endorsements including a negative  amortization  endorsement,  if applicable.  With respect to any second lien mortgage  loan,  other than any  Piggyback  Loan that has an initial  principal  amount less than or equal to  $200,000,  (a) a lender's  title insurance  policy or binder,  or other  assurance of title  customary in the relevant  jurisdiction  therefore in a form acceptable  to Fannie  Mae or  Freddie  Mac,  was  issued on the date that each  mortgage  loan was  created  by a title insurance  company  which,  to the  best  of the  related  seller's  knowledge,  was  qualified  to do  business  in the jurisdiction  where the related  mortgaged  property is located,  insuring  the related  seller and its  successors  and assigns;  and the related  seller is the sole insured  under such  lender's  title  insurance  policy,  and such policy, binder or assurance  is valid and remains in full force and effect,  and each such  policy,  binder or  assurance  shall contain all  applicable  endorsements  including  a negative  amortization  endorsement,  if  applicable,  or (b) a lien search  was conducted at the time of origination with respect to the related property;

         o        immediately  prior to the  transfer to the  depositor,  the related  Seller was the sole owner of  beneficial  title and holder of the mortgage and mortgage  note  relating to such  mortgage  loan and is conveying  the same free and clear of any and all liens, claims,  encumbrances,  participation interests,  equities, pledges, charges or security interests of any nature and the  related  Seller has full right and  authority  to sell or assign the same  pursuant  to the  related mortgage loan purchase agreement;

         o        there is no mechanics' lien or claim for work,  labor or material  affecting the premises  subject to any mortgage which is or may be a lien prior to, or equal with,  the lien of such  mortgage  except those which are insured  against by the title insurance policy referred to above;

         o        the mortgage is a valid and enforceable  first or other  applicable lien on the property  securing the related  mortgage note and each  mortgaged  property is owned by the  mortgagor in fee simple  (except with respect to common areas in the case of  condominiums,  PUDs and de  minimis  PUDs)  or by  leasehold  for a term  longer  than the term of the  related mortgage,  subject only to (i) the lien of current real property taxes and assessments,  (ii) covenants,  conditions and restrictions,  rights  of way,  easements  and  other  matters  of public  record  as of the date of  recording  of such mortgage,  such exceptions being acceptable to mortgage lending institutions  generally or specifically reflected in the appraisal  obtained in  connection  with the  origination  of the related  mortgage  loan or referred to in the lender's title insurance  policy  delivered to the originator of the related  mortgage loan and (iii) other matters to which like properties  are commonly  subject which do not  materially  interfere  with the benefits of the security  intended to be provided by such mortgage;

         o        the  physical  property  subject  to the  mortgage  is free of  material  damage  and is in good  repair and there is no proceeding pending or threatened for the total or partial condemnation of any mortgaged property;

         o        there was no delinquent  tax or  assessment  lien against the property  subject to any mortgage,  except where such lien was being contested in good faith and a stay had been granted against levying on the property; and

         o        each mortgage  loan at the time it was made  complied in all material  respects  with all  applicable  local,  state and federal laws and regulations,  including, without limitation, usury, equal credit opportunity,  disclosure and recording laws and all  applicable  predatory,  abusive and fair lending  laws;  and each  mortgage  loan has been serviced in all material respects in accordance with all applicable laws and regulations,  including,  without limitation,  usury, equal credit opportunity,  disclosure and recording laws and all applicable  anti-predatory  lending laws and the terms of the related mortgage note, the mortgage and other loan documents.

If the mortgage  loans include  cooperative  mortgage  loans,  representations  and warranties  with respect to title  insurance or hazard insurance may not be given.  Generally,  the cooperative  itself is responsible for the maintenance of hazard insurance for property owned by the  cooperative,  and the borrowers  (tenant-stockholders)  of the  cooperative do not maintain hazard  insurance on their  individual dwelling units. In the case of mortgage  securities,  representations  and warranties will generally include,  among other things, that as to each mortgage  security,  the Seller has good title to the mortgage  security free of any liens. In the event of a breach of a Seller's representation  or warranty  that  materially  adversely  affects the  interests  of the  securityholders  in a mortgage  loan or mortgage security,  the related Seller will be obligated to cure the breach or repurchase  or, if permitted,  replace the mortgage loan or mortgage security as described  below.  However,  there can be no assurance that a Seller will honor its obligation to repurchase or, if permitted, replace any mortgage loan or mortgage security as to which a breach of a representation or warranty arises.

         All of the  representations  and warranties of a Seller in respect of a mortgage loan or mortgage security will have been made as of the date on which the mortgage  loan or mortgage  security was  purchased  from the Seller by or on behalf of the  depositor,  unless a specific  representation  or warranty relates to an earlier date, in which case such  representation  or warranty shall be made as of such earlier date. As a result,  the date as of which the  representations  and warranties were made may be a date prior to the date of initial issuance of the related  series of  securities  or, in the case of a  Designated  Seller  Transaction,  will be the date of closing of the related sale by the applicable  Seller.  A substantial  period of time may have elapsed  between the date as of which the  representations and  warranties  were made and the later  date of  initial  issuance  of the  related  series of  securities.  Accordingly,  the  Seller's repurchase obligation (or, if specified in the related prospectus  supplement,  limited replacement option) described below will not arise if, during the period  commencing on the date of sale of a mortgage  loan or mortgage  security by the Seller,  an event occurs that would have given rise to a repurchase  obligation had the event occurred prior to sale of the affected  mortgage loan or mortgage  security,  as the case may be. The only  representations  and  warranties  to be made for the benefit of holders of securities in respect of any related mortgage loan or mortgage  security  relating to the period  commencing  on the date of sale of the mortgage loan or mortgage  security by the Seller to or on behalf of the  depositor  will be the limited  corporate  representations  of the  depositor  and the master  servicer described under "Description of the Securities—Assignment of Trust Fund Assets" below.

         The depositor  will assign to the trustee for the benefit of the holders of the related  series of  securities  all of its right, title and interest in each  purchase  agreement by which it purchased a mortgage loan or mortgage  security  from a Seller  insofar as the purchase agreement relates to the  representations  and warranties made by the Seller in respect of the mortgage loan or mortgage security and any remedies provided for with respect to any breach of  representations  and warranties with respect to the mortgage loan or mortgage security.  If a Seller  cannot  cure a breach of any  representation  or  warranty  made by it in respect of a mortgage  loan or  mortgage security  which  materially and adversely  affects the interests of the  securityholders  therein  within a specified  period after having discovered or received  notice of a breach,  then, the Seller will be obligated to repurchase the mortgage loan or mortgage  security at a purchase price set forth in the related  pooling and servicing  agreement or other  agreement which purchase price generally will be equal to the principal  balance thereof as of the date of repurchase  plus accrued and unpaid  interest  through or about the date of repurchase at the related  mortgage rate or pass-through  rate, as applicable  (net of any portion of this interest  payable to the Seller in respect of master servicing compensation,  special servicing compensation or servicing compensation,  as applicable,  and any interest retained by the depositor).

         As to any mortgage loan required to be repurchased by a Seller as provided  above,  rather than repurchase the mortgage loan, the
Seller, if so specified in the related prospectus  supplement,  will be entitled,  at its sole option, to remove the Deleted Mortgage Loan from the trust fund and substitute in its place a Qualified  Substitute Mortgage Loan;  however,  with respect to a series of certificates for which no REMIC election is to be made, the  substitution  must be effected within 120 days of the date of the initial  issuance of the related series of  certificates.  With respect to a trust fund for which a REMIC election is to be made, the  substitution  of a defective mortgage loan must be effected  within two years of the date of the initial  issuance of the related series of  certificates,  and may not be made if the substitution  would cause the trust fund, or any portion  thereof,  to fail to qualify as a REMIC or result in a Prohibited
Transaction Tax under the Code. Any Qualified Substitute Mortgage Loan generally will, on the date of substitution:

      o     have an outstanding  principal  balance,  after deduction of the principal  portion of the monthly payment due in the month of substitution,  not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be  deposited  in the  Distribution  Account by the related  Seller or the master  servicer in the month of  substitution  for distribution to the securityholders),

      o     have a mortgage  rate and a Net  Mortgage  Rate not less than (and not  materially  greater  than) the  mortgage  rate and Net
            Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution,

      o     have a  Loan-to-Value  Ratio at the time of  substitution  no higher  than that of the  Deleted  Mortgage  Loan at the time of substitution,

      o     have a remaining  term to maturity not  materially  earlier or later than (and not later than the latest  maturity date of any mortgage loan) that of the Deleted Mortgage Loan, and

      o     comply with all of the representations and warranties made by the Seller as of the date of substitution.

The related  mortgage loan  purchase  agreement  may include  additional  requirements  relating to ARM Loans or other  specific  types of mortgage  loans,  or  additional  provisions  relating to meeting  the  foregoing  requirements  on an  aggregate  basis where a number of substitutions  occur  contemporaneously.  A Seller will have an option to  substitute  for a mortgage  security  that it is  obligated  to repurchase  in  connection  with a breach of a  representation  and warranty  only if it  satisfies  the criteria set forth in the related prospectus supplement.

         The master servicer or the trustee will be required under the applicable pooling and servicing  agreement or servicing  agreement to use reasonable  efforts to enforce this repurchase or substitution  obligation for the benefit of the trustee and the  securityholders, following  those  practices it would  employ in its good faith  business  judgment and which are normal and usual in its general  mortgage servicing  activities;  provided,  however,  that this repurchase or  substitution  obligation will not become an obligation of the master servicer in the event the  applicable  Seller  fails to honor the  obligation.  In  instances  where a Seller is unable,  or disputes  its obligation,  to  repurchase  affected  mortgage  loans and/or  mortgage  securities,  the master  servicer or the trustee,  employing  the standards set forth in the preceding  sentence,  may negotiate and enter into one or more  settlement  agreements  with the related Seller that could provide for the repurchase of only a portion of the affected  mortgage loans and/or mortgage  securities.  Any settlement could lead to losses on the mortgage loans and/or mortgage  securities  which would be borne by the related  securities.  In accordance with the above described  practices,  the master servicer or trustee will not be required to enforce any repurchase  obligation of a Seller arising from any  misrepresentation  by the Seller, if the master servicer determines in the reasonable exercise of its business judgment that the matters related to the  misrepresentation  did not directly cause or are not likely to directly cause a loss on the related  mortgage loan or mortgage  security.  If the Seller fails to repurchase and no breach of any other party's  representations  has occurred,  the Seller's repurchase  obligation will not become an obligation of the depositor or any other party. In the case of a Designated  Seller  Transaction where the Seller fails to repurchase a mortgage  loan or mortgage  security and neither the depositor nor any other entity has assumed the representations  and  warranties,  the  repurchase  obligation  of the Seller will not become an  obligation of the depositor or any other party.  The foregoing  obligations  will  constitute  the sole remedies  available to  securityholders  or the trustee for a breach of any representation by a Seller or for any other event giving rise to the obligations as described above.

         Neither the  depositor nor the master  servicer will be obligated to repurchase a mortgage loan or mortgage  security if a Seller defaults on its  obligation  to do so, and no  assurance  can be given that the Sellers  will carry out their  repurchase  obligations.  A default  by a Seller  is not a  default  by the  depositor  or by the  master  servicer.  However,  to the  extent  that a  breach  of the representations  and warranties of a Seller also  constitutes a breach of a  representation  made by the depositor or the master servicer, as described below under  "Description of the  Securities—Assignment  of Trust Fund Assets," the depositor or the master servicer may have a repurchase or  substitution  obligation.  Any mortgage loan or mortgage  security not so repurchased or substituted  for shall remain in the related trust fund and any losses related thereto shall be allocated to the related credit enhancement,  to the extent available,  and otherwise to one or more classes of the related series of securities.

         If a  person  other  than a  Seller  makes  the  representations  and  warranties  referred  to in the  first  paragraph  of this
"—Representations  by Sellers" section,  or a person other than a Seller is responsible for repurchasing or replacing any mortgage loan or mortgage  security  for a breach of those  representations  and  warranties,  the identity of that person will be specified in the related prospectus  supplement.  The master servicer's  responsibilities for enforcing these representations and warranties will be as provided in the second preceding paragraph.

Optional Purchase of Defaulted Mortgage Loans

         If the  related  prospectus  supplement  so  specifies,  the master  servicer or another  entity  identified  in such  prospectus supplement  may, at its option,  purchase from the trust fund any mortgage loan which is delinquent in payment by 90 days or more or is an
REO Mortgage Loan as the date of such purchase. Any such purchase shall be at the price described in the related prospectus supplement.

                                                         STATIC POOL INFORMATION

         For each mortgage pool discussed  above,  the depositor will provide  static pool  information  with respect to the experience of the sponsor, or other appropriate entity, in securitizing asset pools of the same type to the extent material.

         With respect to each series of securities,  the information  referred to in this section will be provided through an internet web site at the address disclosed in the related prospectus supplement.

                                                       SERVICING OF MORTGAGE LOANS

General

         The mortgage loans and mortgage  securities  included in each mortgage pool will be serviced and administered  pursuant to either a pooling and servicing  agreement or a servicing  agreement.  A form of pooling and servicing agreement and a form of servicing agreement have each been filed as an exhibit to the  registration  statement of which this  prospectus is a part.  However,  the  provisions of each pooling and servicing  agreement or servicing  agreement will vary  depending upon the nature of the related  mortgage pool. The following summaries describe the material  servicing-related  provisions that may appear in a pooling and servicing agreement or servicing agreement for a mortgage pool that includes mortgage loans. The related prospectus supplement will describe any  servicing-related  provision of its related pooling and servicing  agreement or servicing  agreement that materially  differs from the description  thereof  contained in this prospectus.  If the related mortgage pool includes  mortgage  securities,  the related  prospectus  supplement will summarize the material provisions of the related pooling and servicing  agreement and identify the  responsibilities of the parties to that pooling and servicing agreement.

         With respect to any series of securities as to which the related mortgage pool includes  mortgage  securities,  the servicing and administration  of the mortgage loans  underlying  any mortgage  securities  will be pursuant to the terms of those  mortgage  securities.
Mortgage  loans  underlying  mortgage  securities  in a mortgage  pool will be serviced and  administered  generally in the same manner as mortgage loans included in a mortgage pool,  however,  there can be no assurance that this will be the case,  particularly if the mortgage securities are issued by an entity other than the depositor or any of its affiliates.

The Master Servicer

         The master  servicer,  if any,  for a series of  securities  will be named in the  related  prospectus  supplement  and may be an affiliate of the depositor.  The master  servicer is required to maintain a fidelity bond and errors and omissions  policy with respect to its officers and employees and other persons acting on behalf of the master  servicer in connection  with its  activities  under a pooling and servicing agreement or a servicing agreement.

         The master  servicer  shall  supervise,  monitor and oversee the  obligation  of the  servicers to service and  administer  their respective mortgage loans in accordance with the terms of the applicable  servicing  agreements and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and  administration.  In addition, the Master  Servicer  shall  oversee and consult with each  servicer as necessary  from  time-to-time  to carry out the master  servicer's obligations  under the pooling  and  servicing  agreement  or  servicing  agreement,  shall  receive,  review and  evaluate  all  reports, information  and other data  provided to the master  servicer by each  servicer  and shall cause each  servicer to perform and observe the covenants,  obligations  and  conditions to be performed or observed by such  servicer  under its  applicable  servicing  agreement.  Each pooling and servicing  agreement or servicing  agreement,  as  applicable,  for a series of  securities,  will provide that in the event a servicer fails to perform its  obligations in accordance with its servicing  agreement,  the master servicer shall terminate such servicer and act as servicer of the related mortgage loans or cause the trustee to enter into a new servicing  agreement with a successor  servicer selected by the master servicer.

The Servicers

         Each of the  servicers,  if any, for a series of  securities  will be named in the related  prospectus  supplement  and may be an affiliate  of the  depositor  or the Seller of the  mortgage  loans for which it is acting as  servicer.  Each  servicer  will service the mortgage loans pursuant to a servicing  agreement  between the master servicer and the related  servicer,  which servicing  agreement will not contain any terms which are  inconsistent  with the related  pooling and  servicing  agreement  or other  agreement  that  governs the servicing  responsibilities  of the master  servicer or pursuant to the related  pooling and  servicing  agreement,  as  specified  in the related prospectus  supplement.  Each servicer is required to maintain a fidelity bond and errors and omissions policy with respect to its officers and employees and other persons acting on behalf of the servicer in connection  with its activities  under a servicing  agreement or the related pooling and servicing agreement.

Collection and Other Servicing Procedures; Mortgage Loan Modifications

         The master servicer for any mortgage pool will be obligated under the pooling and servicing  agreement or servicing  agreement to supervise,  monitor and oversee the  obligations  of the  servicers  to service and  administer  their  respective  mortgage  loans in the mortgage pool for the benefit of the related  securityholders,  in accordance  with applicable law, the terms of the pooling and servicing agreement or servicing  agreement,  the mortgage loans and any instrument of credit  enhancement  included in the related trust fund, and, to the extent consistent with the foregoing,  the customs and standards of prudent  institutional  mortgage lenders  servicing  comparable mortgage loans for their own account in the jurisdictions  where the related mortgaged  properties are located.  Subject to the foregoing, the master  servicer will have full power and authority to do any and all things in connection with servicing and  administration  that it may deem necessary and desirable.

         As part of its  servicing  duties,  the  master  servicer  will be  required  to,  and to cause each of the  servicers  to,  make reasonable  efforts to collect all payments  called for under the terms and provisions of the mortgage loans that it services.  The master servicer and each servicer will be obligated to follow the same  collection  procedures as it would follow for  comparable  mortgage loans held for its own account,  so long as these procedures are consistent with the servicing  standard of and the terms of the related pooling and servicing  agreement or servicing  agreement and the servicing standard  generally  described in the preceding  paragraph,  and do not impair recovery under any instrument of credit enhancement included in the related trust fund.  Consistent with the foregoing,  the master servicer or any  servicer  will be  permitted,  to the extent  provided  in the related  prospectus  supplement,  to waive any  prepayment premium, late payment charge or other charge in connection with any mortgage loan.

         Under a pooling and servicing agreement or a servicing  agreement,  a master servicer and each servicer may be granted discretion to extend relief to mortgagors whose payments become  delinquent.  In the case of single family loans and Contracts,  a master servicer or servicer  may, for example,  grant a period of temporary  indulgence  to a mortgagor or may enter into a  liquidating  plan  providing for repayment  of  delinquent  amounts  within a specified  period from the date of  execution of the plan.  However,  the master  servicer or servicer must first  determine  that any waiver or extension  will not impair the coverage of any related  insurance  policy or materially adversely affect the security for the mortgage loan. In addition,  unless otherwise specified in the related prospectus  supplement,  if a material default occurs or a payment default is reasonably  foreseeable with respect to a multifamily  loan,  commercial loan or mixed-use loan,  the master  servicer or servicer  will be  permitted,  subject to any  specific  limitations  set forth in the related  pooling and servicing  agreement or servicing  agreement and described in the related  prospectus  supplement,  to modify,  waive or amend any term of such mortgage  loan,  including  deferring  payments,  extending the stated  maturity  date or otherwise  adjusting the payment  schedule, provided that the  modification,  waiver or amendment (1) is reasonably likely to produce a greater recovery with respect to that mortgage loan on a present value basis than would  liquidation  and (2) will not adversely  affect the coverage under any applicable  instrument of credit enhancement.

         In the case of multifamily  loans,  commercial  loans and mixed-use loans, a mortgagor's  failure to make required  mortgage loan payments may mean that  operating  income is  insufficient  to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage  debt. In addition,  a mortgagor  under a  multifamily,  commercial or mixed-use loan that is unable to make mortgage  loan  payments may also be unable to make timely  payment of taxes and  otherwise  to maintain and insure the related  mortgaged property.  Generally,  the related master servicer or servicer will be required to monitor any multifamily loan or commercial loan that is in default,  evaluate whether the causes of the default can be corrected over a reasonable  period without  significant  impairment of the value of the related  mortgaged  property,  initiate  corrective  action in cooperation with the mortgagor if cure is likely,  inspect the related  mortgaged  property and take any other actions as are consistent with the servicing  standard  described above and in the pooling and servicing  agreement or servicing  agreement.  A significant  period of time may elapse before the master servicer or servicer is able to assess the success of any such corrective action or the need for additional  initiatives.  The time within which the master servicer or servicer  can make the initial  determination  of  appropriate  action,  evaluate the success of  corrective  action,  develop  additional initiatives,  institute  foreclosure  proceedings and actually foreclose (or accept a deed to a mortgaged property in lieu of foreclosure)
on behalf of the  securityholders  of the related  series may vary  considerably  depending on the particular  multifamily,  commercial or mixed-use  loan,  the mortgaged  property,  the  mortgagor,  the presence of an  acceptable  party to assume that loan and the laws of the jurisdiction in which the mortgaged property is located. If a mortgagor files a bankruptcy  petition,  the master servicer or servicer may not be permitted to accelerate  the maturity of the related  multifamily,  commercial  or mixed-use  loan or to foreclose on the mortgaged property for a considerable period of time. See "Legal Aspects of Mortgage Loans" in this prospectus.

         Some or all of the mortgage  loans in a mortgage  pool may contain a  due-on-sale  clause that  entitles the lender to accelerate payment of the mortgage loan upon any sale or other transfer of the related mortgaged  property made without the lender's consent.  In any case in which a mortgaged  property is being conveyed by the mortgagor,  the master  servicer will in general be obligated,  to the extent it has  knowledge of the  conveyance,  to exercise  its rights,  or cause the  servicer of the  mortgage  loan to exercise its rights,  to accelerate the maturity of the related mortgage loan under any due-on-sale  clause applicable  thereto,  but only if the exercise of these rights is permitted by  applicable  law and only to the extent it would not  adversely  affect or  jeopardize  coverage  under any Primary
Insurance  Policy or  applicable  credit  enhancement  arrangements.  If  applicable  law  prevents the master  servicer or servicer  from enforcing a due-on-sale or  due-on-encumbrance  clause or if the master servicer or servicer  determines that it is reasonably likely that the related  mortgagor  would  institute a legal action to avoid  enforcement of a due-on-sale or  due-on-encumbrance  clause,  the master servicer or servicer  may enter into (1) an  assumption  and  modification  agreement  with the person to whom the property has been or is about to be  conveyed,  pursuant to which this person  becomes  liable under the mortgage  note  subject to specified  conditions  and the mortgagor,  to the extent  permitted by applicable law,  remains liable thereon or (2) a substitution of liability  agreement  pursuant to which the  original  mortgagor  is released  from  liability  and the person to whom the  property  has been or is about to be conveyed is substituted  for the original  mortgagor  and becomes  liable  under the mortgage  note,  subject to  specified  conditions.  The original mortgagor may be released from liability on a single family loan if the master  servicer or servicer  shall have  determined in good faith that the release will not adversely  affect the  collectability  of the mortgage  loan.  The master  servicer or servicer  will  determine whether to  exercise  any right the  trustee  may have under any  due-on-sale  or  due-on-encumbrance  provision  in a  multifamily  loan, commercial loan or mixed-use loan in a manner consistent with the servicing  standard.  The master servicer or servicer  generally will be entitled to retain as  additional  servicing  compensation  any fee collected in  connection  with the  permitted  transfer of a mortgaged property.  See "Legal  Aspects of  Mortgage  Loans—Enforceability  of Certain  Provisions"  in this  prospectus.  FHA loans do not contain due-on-sale or due-on-encumbrance clauses and may be assumed by the purchaser of the mortgaged property.

         Mortgagors may, from time to time,  request partial releases of the mortgaged  properties,  easements,  consents to alteration or demolition  and other similar  matters.  The master  servicer or the servicer may approve a request if it has  determined,  exercising its good faith  business  judgment in the same manner as it would if it were the owner of the related  mortgage  loan,  that approval will not adversely  affect the security for, or the timely and full  collectability  of, the related mortgage loan. Any fee collected by the master servicer  or  servicer  for  processing  these  requests  will be retained  by the master  servicer  or  servicer,  as the case may be, as additional servicing compensation.

         In the case of mortgage loans secured by junior liens on the related mortgaged  properties,  the master servicer will be required to file,  or cause the  servicer of the  mortgage  loans to file,  of record a request  for notice of any action by a superior  lienholder under the senior lien for the protection of the related  trustee's  interest,  where permitted by local law and whenever  applicable state law does not require that a junior  lienholder be named as a party  defendant in foreclosure  proceedings in order to foreclose the junior lienholder's  equity of  redemption.  The master  servicer also will be required to notify,  or cause the servicer of the mortgage loan to notify,  any superior  lienholder in writing of the existence of the mortgage  loan and request  notification  of any action (as described below) to be taken against the mortgagor or the mortgaged  property by the superior  lienholder.  If the master  servicer or a servicer is notified that any superior  lienholder has  accelerated or intends to accelerate  the  obligations  secured by the related senior lien, or has declared or intends to declare a default under the mortgage or the promissory  note secured  thereby,  or has filed or intends to file an election to have the related  mortgaged  property sold or foreclosed,  then, the master servicer will be required to take, or cause the servicer of the related  mortgaged  property to take, on behalf of the related trust fund,  whatever  actions are necessary to protect the interests of the related  securityholders,  and/or to preserve the security of the related mortgage loan, subject to the REMIC Provisions, if  applicable.  The master  servicer will be required to advance,  or cause the servicer of the mortgage  loan to advance,  the necessary funds to cure the default or reinstate the superior lien, if the advance is in the best interests of the related  securityholders  and the master  servicer or the  servicer,  as the case may be,  determines  the  advances are  recoverable  out of payments on or proceeds of the related mortgage loan.

         The master  servicer for any mortgage pool will also be required to perform,  or cause the servicers of the mortgage loans in the mortgage pool to perform,  other customary functions of a servicer of comparable loans,  including  maintaining escrow or impound accounts for payment of taxes,  insurance  premiums  and similar  items,  or otherwise  monitoring  the timely  payment of those  items;  adjusting mortgage rates on ARM Loans;  maintaining Buydown Accounts;  supervising  foreclosures and similar  proceedings;  managing REO properties;
and  maintaining  servicing  records  relating to the mortgage  loans in the mortgage pool.  The master  servicer will be responsible  for filing  and  settling  claims in  respect of  particular  mortgage  loans  under any  applicable  instrument  of credit  enhancement.  See
"Description of Credit Enhancement" in this prospectus.

Special Servicers

         If and to the extent  specified in the related  prospectus  supplement,  a special servicer may be a party to the related pooling and  servicing  agreement  or  servicing  agreement  or may be  appointed  by the master  servicer or another  specified  party to perform specified  duties in respect of servicing  the related  mortgage  loans that would  otherwise be  performed  by the master  servicer  (for example,  the workout  and/or  foreclosure  of defaulted  mortgage  loans).  The rights and  obligations  of any special  servicer will be specified in the related  prospectus  supplement,  and the master servicer will be liable for the  performance of a special  servicer only if, and to the extent, set forth in that prospectus supplement.

Realization Upon or Sale of Defaulted Mortgage Loans

         Except as  described  below  and in the  related  prospectus  supplement,  the  master  servicer  will be  required,  in a manner consistent with the servicing  standard,  to, or to cause the servicers of the mortgage loans to,  foreclose upon or otherwise  comparably convert the ownership of properties  securing any mortgage  loans in the related  mortgage pool that come into and continue in default and as to which no satisfactory  arrangements  can be made for collection of delinquent  payments.  Generally,  the  foreclosure  process will commence no later than 90 days after  delinquency of the related  mortgage loan. The master  servicer and each servicer will be authorized to  institute  foreclosure  proceedings,  exercise  any  power  of  sale  contained  in the  related  mortgage,  obtain  a deed in lieu of foreclosure,  or otherwise acquire title to the related mortgaged property, by operation of law or otherwise,  if the action is consistent with the servicing  standard.  The master  servicer's or applicable  servicer's  actions in this regard must be conducted,  however,  in a manner that will permit recovery under any instrument of credit enhancement  included in the related trust fund. In addition,  neither the master  servicer nor any other  servicer will be required to expend its own funds in  connection  with any  foreclosure  or to restore any damaged  property unless it shall determine that (1) the foreclosure  and/or  restoration will increase the proceeds of liquidation of the mortgage loan to the related  securityholders  after reimbursement to itself for these expenses and (2) these expenses will be recoverable to it from related Insurance Proceeds,  Liquidation Proceeds or amounts drawn out of any fund or under any instrument  constituting credit enhancement  (respecting  which it shall have priority for purposes of withdrawal  from the  Distribution  Account in accordance  with the pooling and servicing agreement or servicing agreement).

         However,  unless otherwise  specified in the related  prospectus  supplement,  neither the master servicer nor any other servicer may acquire title to any multifamily  property or commercial  property  securing a mortgage loan or take any other action that would cause the related  trustee,  for the benefit of  securityholders  of the related series,  or any other specified person to be considered to hold title to, to be a  "mortgagee-in-possession"  of, or to be an "owner" or an "operator" of such  mortgaged  property  within the meaning of federal environmental laws, unless the master servicer or the servicer of the mortgage loan has previously  determined,  based on a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the trust fund), that either:

                  (1)      the mortgaged  property is in compliance  with applicable  environmental  laws and regulations or, if not, that taking actions as are necessary to bring the mortgaged  property into compliance with these laws is reasonably  likely to produce a greater recovery on a present value basis than not taking those actions; and

                  (2)      there  are no  circumstances  or  conditions  present  at the  mortgaged  property  that have  resulted  in any contamination for which  investigation,  testing,  monitoring,  containment,  clean-up or remediation could be required under any applicable  environmental  laws and  regulations or, if those  circumstances  or conditions are present for which any such action could be  required,  taking  those  actions  with respect to the  mortgaged  property is  reasonably  likely to produce a greater recovery  on a  present  value  basis  than not  taking  those  actions.  See  "Legal  Aspects  of  Mortgage  Loans—Environmental
         Legislation" in this prospectus.

         Neither the master  servicer nor any other  servicer  will be obligated to foreclose  upon or otherwise  convert the ownership of any  mortgaged  property  securing a single  family  loan if it has  received  notice or has actual  knowledge  that the  property  may be contaminated  with or affected by hazardous  wastes or hazardous  substances;  however,  environmental  testing will not be required.  The master servicer or servicer,  as applicable,  will not be liable to the securityholders of the related series if, based on its belief that no such  contamination or effect exists,  the master servicer or such servicer  forecloses on a mortgaged  property and takes title to the mortgaged property, and thereafter the mortgaged property is determined to be so contaminated or affected.

         With respect to a mortgage  loan in default,  the master  servicer or servicer of the mortgage  loan may pursue  foreclosure  (or similar  remedies)  concurrently  with  pursuing any remedy for a breach of a  representation  and warranty.  However,  neither the master servicer nor the servicer of the mortgage loan is required to continue to pursue both  remedies if it  determines  that one remedy is more likely than the other to result in a greater  recovery.  Upon the first to occur of final  liquidation  (by foreclosure or otherwise) or a repurchase or  substitution  pursuant to a breach of a  representation  and  warranty,  the mortgage loan will be removed from the related trust fund if it has not been removed  previously.  The master servicer or servicer may elect to treat a defaulted mortgage loan as having been  finally  liquidated  if a  substantial  portion or all of the  amounts  expected to be received  from that  mortgage  loan have been received.  Any additional  liquidation  expenses  relating to the mortgage loan  thereafter  incurred will be  reimbursable  to the master servicer or servicer,  as applicable,  from any amounts otherwise  distributable to holders of securities of the related series, or may be offset by any  subsequent  recovery  related to the  mortgage  loan.  Alternatively,  for  purposes of  determining  the amount of related
Liquidation  Proceeds to be distributed to  securityholders,  the amount of any Realized Loss or the amount required to be drawn under any applicable  form of credit  support,  the master  servicer  and  servicer may take into account  minimal  amounts of  additional  receipts expected to be received,  as well as estimated  additional  liquidation  expenses expected to be incurred in connection with the defaulted mortgage loan.

         As provided  above,  the master  servicer or a servicer may pass through less than the full amount it expects to receive from the related mortgage loan;  however,  the master servicer or servicer may only do this if the master servicer or servicer  reasonably believes it will maximize the proceeds to the  securityholders in the aggregate.  To the extent the master servicer or servicer receives additional recoveries following  liquidation,  the amount of the Realized Loss will be restated, and the additional recoveries will be passed through the trust as Liquidation Proceeds. In the event the amount of the Realized Loss is restated,  the amount of  overcollateralization  or the principal  balance of the most  subordinate  class of  securities in the trust may be increased.  However,  the holders of any  securities whose  principal  balance is  increased  will not be  reimbursed  interest  for the period  during  which the  principal  balance of their securities was lower.

         With respect to a series of  securities,  if so provided in the related  prospectus  supplement,  the  applicable  form of credit enhancement  may  provide,  to the extent of  coverage,  that a defaulted  mortgage  loan will be removed from the trust fund prior to the final  liquidation  thereof.  In addition,  a pooling and  servicing  agreement  or servicing  agreement  may grant to the  depositor,  an affiliate of the depositor,  the master servicer,  a special servicer,  a provider of credit  enhancement  and/or the holder or holders of specified  classes of  securities  of the related  series a right of first  refusal to purchase  from the trust fund,  at a  predetermined purchase  price,  any  mortgage  loan as to which a specified  number of  scheduled  payments are  delinquent.  If the  purchase  price is insufficient to fully fund the entitlements of securityholders  to principal and interest,  it will be specified in the related prospectus supplement.  Furthermore,  a pooling and servicing agreement or a servicing agreement may authorize the master servicer or servicer of the mortgage loan to sell any defaulted  mortgage loan if and when the master servicer or servicer  determines,  consistent with the servicing standard,  that the sale would  produce a greater  recovery to  securityholders  on a present  value basis than would  liquidation  of the related mortgaged property.

         In the event that title to any  mortgaged  property is acquired by  foreclosure  or by deed in lieu of  foreclosure,  the deed or certificate of sale will be issued to the trustee or to its nominee on behalf of  securityholders  of the related series.  Notwithstanding any acquisition of title and  cancellation of the related  mortgage loan, the REO Mortgage Loan will be considered for most purposes to be an outstanding  mortgage loan held in the trust fund until the mortgaged  property is sold and all  recoverable  Liquidation  Proceeds and
Insurance Proceeds have been received with respect to the defaulted  mortgage loan. For purposes of calculations of amounts  distributable to  securityholders  in respect of an REO Mortgage  Loan,  the  amortization  schedule in effect at the time of any  acquisition  of title
(before any  adjustment  thereto by reason of any  bankruptcy  or any similar  proceeding  or any  moratorium  or similar  waiver or grace period) will be deemed to have  continued in effect (and,  in the case of an ARM Loan,  the  amortization  schedule will be deemed to have adjusted in  accordance  with any interest rate changes  occurring on any  adjustment  date  therefor) so long as the REO Mortgage Loan is considered to remain in the trust fund.

         If title to any mortgaged  property is acquired by a trust fund as to which a REMIC election has been made, the master  servicer, on behalf of the trust fund,  will be required to sell, or cause the servicer of the mortgage loan to sell, the mortgaged  property within three years of  acquisition,  unless (1) the IRS grants an extension  of time to sell the property or (2) the trustee  receives an opinion of  independent  counsel to the effect that the holding of the property by the trust fund for more than three years after its  acquisition will not result in the  imposition  of a tax on the trust fund or cause the trust fund to fail to qualify as a REMIC under the Code at any time that any certificate is outstanding.  Subject to the foregoing and any other tax-related  constraints,  the master servicer generally will be required to solicit bids, or to cause a servicer to solicit  bids,  for any mortgaged  property so acquired in a manner as will be reasonably likely to realize a fair price for the property.  If title to any mortgaged  property is acquired by a trust fund as to which a
REMIC election has been made, the master  servicer will also be required to ensure that the mortgaged  property is administered so that it constitutes  "foreclosure  property" within the meaning of Section 860G(a)(8) of the Code at all times, that the sale of the property does not result in the receipt by the trust fund of any income from  non-permitted  assets as described in Section  860F(a)(2)(B)  of the Code, and that the trust fund does not derive any "net income from foreclosure  property"  within the meaning of Section  860G(c)(2) of the Code with respect to the property.

         If Liquidation  Proceeds collected with respect to a defaulted  mortgage loan are less than the outstanding  principal balance of the defaulted  mortgage loan plus accrued interest plus the aggregate amount of reimbursable  expenses  incurred by the master servicer or the servicer,  as applicable,  with respect to the mortgage loan, and the shortfall is not covered under any applicable instrument or fund constituting credit enhancement,  the trust fund will realize a loss in the amount of the difference.  The master servicer or servicer, as applicable,  will be entitled to reimburse  itself from the Liquidation  Proceeds  recovered on any defaulted  mortgage loan, prior to the distribution of Liquidation Proceeds to securityholders,  amounts that represent unpaid servicing  compensation in respect of the mortgage loan,  unreimbursed  servicing  expenses incurred with respect to the mortgage loan and any unreimbursed  advances of delinquent  payments made with respect to the mortgage loan. If so provided in the related  prospectus  supplement,  the applicable form of credit  enhancement may provide for reinstatement  subject to specified  conditions in the event that,  following the final liquidation of a mortgage loan and a draw under the credit enhancement,  subsequent  recoveries are received.  In addition, if a gain results from the final liquidation of a defaulted  mortgage  loan or an REO  Mortgage  Loan which is not  required  by law to be remitted  to the  related  mortgagor,  the master servicer or  servicer,  as  applicable,  will be  entitled  to retain the gain as  additional  servicing  compensation  unless the related prospectus  supplement  provides  otherwise.  For a description of the master  servicer's  (or other  specified  person's)  obligations to maintain and make claims under  applicable forms of credit  enhancement and insurance  relating to the mortgage loans, see "Description of
Credit Enhancement" and "Description of Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder" in this prospectus.

Servicing and Other Compensation and Payment of Expenses; Retained Interest

         The principal  servicing  compensation  to be paid to the master  servicer in respect of its master  servicing  activities  for a series of securities will be equal to the percentage or range of percentages per annum described in the related  prospectus  supplement of the  outstanding  principal  balance of each mortgage  loan, and this  compensation  will be retained by it on a monthly or other periodic basis from  collections  of interest on each mortgage loan in the related trust fund at the time the  collections  are deposited  into the applicable  Distribution  Account.  This portion of the servicing fee will be calculated with respect to each mortgage loan by multiplying the fee by the  principal  balance of the mortgage  loan.  In addition,  to the extent not permitted to be retained by the servicer of the mortgage loan, the master servicer may retain all prepayment  premiums,  assumption fees and late payment charges, to the extent collected from  mortgagors,  and any benefit which may accrue as a result of the investment of funds in the  applicable  Distribution  Account.  Any additional servicing compensation will be described in the related prospectus supplement.

         The  principal  servicing  compensation  to be paid to each  servicer  in respect  of its  servicing  activities  for a series of securities  will be equal to the  percentage  or range of  percentages  per annum  described in the related  prospectus  supplement of the outstanding  principal balance of each mortgage loan serviced by such servicer,  and this compensation will be retained by it on a monthly or other  periodic  basis from  collections  of interest on each mortgage loan in the related trust fund at the time the  collections  are deposited  into such  servicer's  Protected  Account.  This portion of the servicing fee will be calculated  with respect to each mortgage loan serviced by a servicer by multiplying  the fee by the principal  balance of the mortgage loan. In addition,  each servicer may retain all prepayment  premiums,  assumption fees and late payment charges,  to the extent  collected from mortgagors,  and any benefit which may accrue as a result of the investment of funds in its Protected  Account.  Any additional  servicing  compensation will be described in the related prospectus supplement.

         The master  servicer will pay or cause to be paid some of the ongoing  expenses  associated  with each trust fund and incurred by it in connection with its responsibilities  under the pooling and servicing agreement or servicing agreement,  including,  if so specified in the  related  prospectus  supplement,  payment of any fee or other  amount  payable in respect of any  alternative  credit  enhancement arrangements,  payment of the fees and disbursements of the trustee,  any custodian  appointed by the trustee and the security  registrar, and payment of expenses  incurred in enforcing the  obligations of the servicers and the Sellers.  The master servicer will be entitled to reimbursement  of expenses  incurred in enforcing  the  obligations  of the servicers  and the Sellers  under  limited  circumstances.  In addition,  the master servicer and each servicer will be entitled to  reimbursements  for some of its expenses incurred in connection with liquidated mortgage loans and in connection with the restoration of mortgaged  properties,  this right of reimbursement being prior to the rights of  securityholders  to receive any related  Liquidation  Proceeds or Insurance  Proceeds.  If and to the extent so provided in the related  prospectus  supplement,  the master servicer and each servicer will be entitled to receive  interest on amounts advanced to cover reimbursable  expenses for the period that the advances are  outstanding  at the rate  specified  in the  prospectus  supplement,  and the master  servicer and each  servicer  will be entitled to payment of the interest  periodically  from general  collections  on the mortgage loans in the related  trust fund prior to any payment to  securityholders  or as otherwise  provided in the related  pooling and servicing agreement or servicing agreement and described in the prospectus supplement.

         If and to the extent  provided in the related  prospectus  supplement,  the master  servicer and the servicers may be required to apply a portion of the servicing  compensation  otherwise  payable to it in respect of any period to any  Prepayment  Interest  Shortfalls resulting from mortgagor prepayments during that period. See "Yield Considerations" in this prospectus.

                                                      DESCRIPTION OF THE SECURITIES

General

         The  securities  will be  issued  in  series.  Each  series  of  certificates  (or,  in some  instances,  two or more  series  of certificates)  will be issued  pursuant  to a pooling  and  servicing  agreement,  similar to one of the forms  filed as an exhibit to the registration  statement of which this prospectus is a part.  Each pooling and servicing  agreement will be filed with the Commission as an exhibit to a Current  Report on Form 8-K.  Each  series of notes  (or,  in some  instances,  two or more  series of notes)  will be issued pursuant to an indenture  between the related issuing entity and the trustee,  similar to the form filed as an exhibit to the registration statement of which this prospectus is a part. The trust fund will be created  pursuant to an owner trust  agreement  between the depositor and the owner trustee.  Each  indenture,  along with the related  servicing  agreement and owner trust  agreement,  will be filed with the
Commission  as an exhibit to a Current  Report on Form 8-K.  Qualified  counsel will render an opinion to the effect that the trust fund's assets will not be considered  assets of the Seller or the depositor in the event of the  bankruptcy of the Seller or the  depositor.  The following  summaries  (together with additional  summaries under "The Agreements" below) describe the material  provisions relating to the securities common to each Agreements.

         Certificates  of each  series  covered by a  particular  pooling and  servicing  agreement  will  evidence  specified  beneficial ownership  interests in a separate trust fund created pursuant to the pooling and servicing  agreement.  Each series of notes covered by a particular  indenture will evidence  indebtedness of a separate trust fund created pursuant to the related owner trust agreement.  A trust fund will consist of, to the extent provided in the pooling and servicing agreement or owner trust agreement:

      o     the mortgage loans (and the related mortgage documents) or interests therein (including any mortgage securities)  underlying a particular  series of  securities  as from time to time are  subject to the  pooling  and  servicing  agreement  or  servicing agreement,  exclusive of, if specified in the related prospectus supplement,  any interest retained by the depositor or any of its affiliates with respect to each mortgage loan;

      o     all payments and  collections in respect of the mortgage loans or mortgage  securities due after the related  cut-off date, as from time to time are identified as deposited in respect thereof in the related  Protected  Account,  Distribution  Account or any other account established pursuant to the Agreement as described below;

      o     any property  acquired in respect of mortgage loans in the trust fund,  whether  through  foreclosure of a mortgage loan or by deed in lieu of foreclosure;

      o     hazard insurance  policies,  Primary  Insurance  Policies,  FHA insurance  policies and VA guarantees,  if any,  maintained in respect of mortgage loans in the trust fund and the proceeds of these policies;

      o     U.S. Government Securities;

      o     the rights of the depositor  under any mortgage  loan  purchase  agreement,  including in respect of any  representations  and warranties therein; and

      o     any combination,  as and to the extent  specified in the related  prospectus  supplement,  of a financial  guaranty  insurance policy,  mortgage pool insurance  policy,  letter of credit,  special hazard  insurance  policy,  or currency or interest rate exchange agreements as described under "Description of Credit Enhancement" in this prospectus.

         If provided in the  related  prospectus  supplement,  the  original  principal  amount of a series of  securities  may exceed the principal balance of the mortgage loans or mortgage securities  initially being delivered to the trustee.  Cash in an amount equal to this difference  will be  deposited  into a  pre-funding  account  maintained  with the  trustee.  During the  period set forth in the  related prospectus  supplement,  amounts on deposit in the  pre-funding  account may be used to  purchase  additional  mortgage  loans or mortgage securities for the related trust fund. Any amounts  remaining in the  pre-funding  account at the end of the period will be distributed as a  principal  prepayment  to the  holders of the  related  series of  securities  at the time and in the  manner set forth in the  related prospectus supplement.

         Each series of securities may consist of any one or a combination of the following types of classes:

Accretion Directed                                 A class of  securities  designated to receive  principal  payments primarily  from the interest  that  accrues on  specified  Accrual
                                                   Classes.

Accrual                                            A  class  of  securities  where  the  accrued  interest  otherwise payable to such  certificates is allocated to specified classes of
                                                   certificates   as   principal   payments  in  reduction  of  their
                                                   certificate  principal balance. The certificate  principal balance of the Accrual  Class will be increased to the extent such accrued interest is so allocated.

Companion                                          A class that receives  principal payments on any distribution date only if scheduled  payments  have been made on  specified  planned amortization  classes,  targeted amortization classes or scheduled principal classes.

Component                                          A class consisting of  "components."  The components of a class of component  securities may have different principal and/or interest payment  characteristics  but together  constitute a single class.
                                                   Each  component  of  a  class  of  component   securities  may  be
                                                   identified  as falling into one or more of the  categories in this list.

Fixed Rate                                         A class with an interest  rate that is fixed  throughout  the life of the class.

Floating Rate                                      A class that receives  interest payments based on an interest rate that fluctuates  each payment period based on a designated  index, which will be of a type that is  customarily  used in the debt and fixed income markets to measure the cost of borrowed  funds,  plus a specified margin.

Interest Only or IO                                A class of securities  with no principal  balance and which is not entitled to principal  payments.  Interest  usually  accrues based on a specified notional amount.

Inverse Floating Rate                              A class of securities  where the  pass-through  rate adjusts based on the  excess  between  a  specified  rate and  LIBOR or  another index,  which  will be of a type that is  customarily  used in the debt and fixed  income  markets  to measure  the cost of  borrowed funds.

Lock Out                                           A class of securities  which is "locked out" of certain  payments, usually principal, for a specified period of time.

Partial Accrual                                    A class that accretes a portion of the amount of accrued  interest thereon,  which amount will be added to the  principal  balance of
                                                   such  class  on  each  applicable   distribution  date,  with  the
                                                   remainder of such accrued interest to be distributed  currently as interest  on such  class.  Such  accretion  may  continue  until a specified  event has occurred or until such Partial  Accrual class is retired.

Principal Only                                     A class of securities which is not entitled to interest payments.

Planned Amortization Class or PAC                  A class of  securities  with a principal  balance  that is reduced based on a  schedule  of  principal  balances,  assuming a certain range of prepayment rates on the underlying assets.

Scheduled Principal                                A class that is designed  to receive  principal  payments  using a predetermined  principal balance schedule but is not designated as a Planned  Amortization Class or Targeted  Amortization  Class. In
                                                   many  cases,  the  schedule is derived by  assuming  two  constant prepayment  rates for the underlying  assets.  These two rates are the  endpoints  for the  "structuring  range"  for  the  scheduled principal class.

Senior Support                                     A class that absorbs the realized  losses other than excess losses that would  otherwise  be  allocated to a Super Senior Class after the  related  classes  of  subordinated  securities  are no longer outstanding.

Sequential Pay                                     Classes that receive principal payments in a prescribed  sequence, that do not have  predetermined  principal  balance  schedules and
                                                   that  under  all  circumstances   receive  payments  of  principal
                                                   continuously  from  the  first  distribution  date on  which  they receive  principal  until they are  retired.  A single  class that receives  principal  payments before or after all other classes in the same series of  securities  may be  identified as a sequential pay class.

Super Senior                                       A class  that will not bear its  proportionate  share of  realized losses  (other  than  excess  losses) as its share is  directed to another class,  referred to as the "support class" until the class principal balance of the support class is reduced to zero.

Target Amortization or TAC                         A class of  securities  with a principal  balance  that is reduced based on a scheduled  of  principal  balances,  assuming a certain targeted rate of prepayments on the related collateral.

Variable Rate                                      A class with an  interest  rate that  resets  periodically  and is
                                                   calculated   by  reference  to  the  rate  or  rates  of  interest
                                                   applicable to specified assets or instruments  (e.g., the mortgage rates borne by the underlying loans).

With respect to any series of notes, the related Equity  Certificates,  insofar as they represent the beneficial ownership interest in the
Issuing  Entity,  will be subordinate to the related notes.  As to each series,  the offered  securities  will be rated in one of the four highest rating  categories by one or more Rating Agencies.  Credit support for the offered  securities of each series may be provided by a financial guaranty insurance policy,  mortgage pool insurance policy,  letter of credit,  reserve fund, currency or interest rate exchange agreement,  overcollateralization,  cross-collateralization  or by the subordination of one or more other classes of securities,  each, as described under "Description of Credit Enhancement" in this prospectus, or by any combination of the foregoing.

         If so specified in the prospectus  supplement  relating to a series of  certificates,  one or more elections may be made to treat the related trust fund, or a designated  portion  thereof,  as a REMIC.  If an election is made with respect to a series of  certificates, one of the classes of certificates  in the series will be designated as evidencing the sole class of "residual  interests" in each related
REMIC, as defined in the Code;  alternatively,  a separate class of ownership  interests will evidence the residual  interests.  All other classes of  certificates  in the series will  constitute  "regular  interests"  in the related  REMIC,  as defined in the Code. As to each series of  certificates  as to which a REMIC  election  is to be made,  the master  servicer,  trustee or other  specified  entity will be obligated to take specified actions required in order to comply with applicable laws and regulations.

Form of Securities

         Except as  described  below,  the offered  securities  of each series will be issued as physical  certificates  or notes in fully registered form only in the denominations  specified in the related  prospectus  supplement,  and will be transferable and exchangeable at the  corporate  trust  office of the  registrar  named in the  related  prospectus  supplement.  No  service  charge  will be made for any registration  of exchange or transfer of offered  securities,  but the trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge. A "securityholder"  or "holder" is the entity whose name appears on the records of the registrar  (consisting of or including the security register) as the registered holder of a security.

         If so specified in the related  prospectus  supplement,  specified  classes of a series of  securities  will be initially  issued through the book-entry facilities of DTC. As to any class of DTC Registered  Securities,  the recordholder of the securities will be DTC's nominee.  DTC is a  limited-purpose  trust  company  organized  under the laws of the State of New York,  which holds  securities  for its participants and facilitates the clearance and settlement of securities  transactions between  participants through electronic  book-entry changes in the accounts of participants. Intermediaries have indirect access to DTC's clearance system.

         If securities are issued as DTC Registered  Securities,  no Beneficial Owner will be entitled to receive a security  representing its interest in  registered,  certificated  form,  unless either (1) DTC ceases to act as  depository  in respect  thereof and a successor depository is not obtained,  or (2) the depositor  elects,  with the consent of the Beneficial  Owners, to discontinue the registration of the securities  through DTC. Prior to one of these events,  Beneficial Owners will not be recognized by the trustee or the master servicer as holders of the related  securities for purposes of the related  pooling and servicing  agreement or indenture,  and  Beneficial  Owners will be able to exercise their rights as owners of the securities  only  indirectly  through DTC,  participants  and  Intermediaries.  Any
Beneficial  Owner that desires to purchase,  sell or otherwise  transfer any interest in DTC Registered  Securities may do so only through
DTC, either  directly if the Beneficial  Owner is a participant or indirectly  through  participants  and, if applicable,  Intermediaries.
Pursuant to the procedures of DTC, transfers of the beneficial  ownership of any DTC Registered  Securities will be required to be made in minimum  denominations  specified  in the related  prospectus  supplement.  The  ability of a  Beneficial  Owner to pledge DTC  Registered
Securities to persons or entities that are not  participants in the DTC system,  or to otherwise act with respect to the  securities,  may be limited  because of the lack of physical  certificates  or notes  evidencing  the  securities and because DTC may act only on behalf of participants.

         Distributions  in respect of the DTC Registered  Securities  will be forwarded by the trustee or other  specified  entity to DTC, and DTC will be responsible  for forwarding the payments to  participants,  each of which will be responsible  for disbursing the payments to the Beneficial Owners it represents or, if applicable, to Intermediaries.  Accordingly,  Beneficial Owners may experience delays in the receipt of payments in respect of their  securities.  Under DTC's  procedures,  DTC will take actions  permitted to be taken by holders of any class of DTC  Registered  Securities  under the pooling and  servicing  agreement  or indenture  only at the  direction of one or more participants to whose account the DTC Registered  Securities are credited and whose aggregate  holdings represent no less than any minimum amount of  Percentage  Interests  or voting  rights  required  therefor.  DTC may take  conflicting  actions with respect to any action of holders of securities of any class to the extent that participants  authorize these actions.  None of the master servicer,  the depositor, the trustee or any of their  respective  affiliates will have any liability for any aspect of the records  relating to or payments made on account of beneficial  ownership  interests in the DTC Registered  Securities,  or for  maintaining,  supervising or reviewing any records relating to the beneficial ownership interests.

Global Securities

         Some of the offered  securities may be Global  Securities.  Except in some limited  circumstances,  the Global Securities will be available only in book-entry form.  Investors in the Global Securities may hold those Global Securities  through any of DTC,  Clearstream, or Euroclear  System (in  Europe).  The Global  Securities  will be  traceable  as home market  instruments  in both the European and U.S.
domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary  market trading between  investors  through  Clearstream and Euroclear  System will be conducted in the ordinary way in accordance  with the normal rules and  operating  procedures of  Clearstream  and Euroclear  System and in  accordance  with  conventional eurobond practice (i.e., seven calendar day settlement).

         Secondary market trading between  investors through DTC will be conducted  according to DTC's rules and procedures  applicable to
U.S. corporate debt obligations.

         Secondary  cross-market  trading  between  Clearstream  or  Euroclear  System and DTC  participants  holding  interests in Global
Securities will be effected on a  delivery-against-payment  basis through the respective  depositories of Clearstream and Euroclear System
(in that capacity) and as DTC participants.

         Non-U.S.  holders (as described below) of interests in Global  Securities will be subject to U.S.  withholding taxes unless those holders  meet  various  requirements  and deliver  appropriate  U.S.  tax  documents to the  securities  clearing  organizations  or their participants.

         All Global  Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC.  Investors'  interests in the Global Securities will be represented  through financial  institutions  acting on their behalf as direct and indirect  participants in DTC. As a result,  Clearstream  and  Euroclear  System will hold  positions  on behalf of their  participants  through  their  relevant depositary which in turn will hold those positions in their accounts as DTC participants.

         Investors  electing to hold their  interests in Global  Securities  through DTC will follow DTC  settlement  practices.  Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Investors  electing to hold their interests in Global  Securities  through  Clearstream or Euroclear  System accounts will follow the settlement  procedures applicable to conventional  eurobonds,  except that there will be no temporary global security and no "lock-up"
or restricted  period.  Global  Securities will be credited to the securities  custody  accounts on the settlement date against payment in same-day funds.

         Since the  purchaser  determines  the place of  delivery,  it is  important  to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Secondary  market trading  between DTC  participants  will occur in accordance with DTC rules.  Secondary  market trading between
Clearstream  participants or Euroclear System  participants will be settled using the procedures  applicable to conventional  eurobonds in same-day  funds.  When Global  Securities  are to be  transferred  from the account of a DTC  participant  to the account of a Clearstream participant  or a Euroclear  System  participant,  the purchaser  will send  instructions  to  Clearstream  or Euroclear  System through a
Clearstream  participant or Euroclear  System  participant at least one business day prior to settlement.  Clearstream or Euroclear System will  instruct  the  relevant  depositary,  as the case may be, to receive the Global  Securities  against  payment.  Payment will include interest  accrued on the Global  Securities  from and including the last coupon payment date to and excluding the settlement  date, on the basis of the actual  number of days in that accrual  period and a year assumed to consist of 360 days.  For  transactions  settling on the
31st of the month,  payment will include  interest  accrued to and excluding the first day of the  following  month.  Payment will then be made by the relevant  depositary to the DTC  participant's  account against delivery of the Global  Securities.  After settlement has been completed,  the Global  Securities will be credited to the respective  clearing system and by the clearing system,  in accordance with its usual procedures,  to the Clearstream  participant's or Euroclear System participant's account. The securities credit will appear the next day (European  time) and the cash debit will be  back-valued  to, and the interest on the Global  Securities  will accrue from,  the value date (which would be the preceding day when  settlement  occurred in New York).  If settlement is not completed on the intended value date
(i.e., the trade fails),the Clearstream or Euroclear System cash debit will be valued instead as of the actual settlement date.

         Clearstream  participants and Euroclear System  participants  will need to make available to the respective  clearing systems the funds necessary to process same-day funds  settlement.  The most direct means of doing so is to preposition  funds for settlement,  either from cash on hand or existing lines of credit, as they would for any settlement  occurring within  Clearstream or Euroclear System.  Under this  approach,  they may take on credit  exposure to Clearstream  or Euroclear  System until the Global  Securities are credited to their account  one day  later.  As an  alternative,  if  Clearstream  or  Euroclear  System has  extended a line of credit to them,  Clearstream participants or Euroclear System  participants  can elect not to preposition  funds and allow that credit line to be drawn upon to finance settlement.  Under this procedure,  Clearstream  participants or Euroclear System  participants  purchasing  Global Securities would incur overdraft charges for one day,  assuming they cleared the overdraft when the Global  Securities were credited to their accounts.  However, interest  on the Global  Securities  would  accrue  from the value  date.  Therefore,  in many cases the  investment  income on the Global
Securities  earned during that one-day  period may  substantially  reduce or offset the amount of those  overdraft  charges,  although the result will depend on each Clearstream  participant's or Euroclear System participant's  particular cost of funds. Since the settlement is taking place during New York business hours, DTC  participants  can employ their usual  procedures for crediting Global  Securities to the respective European  depositary for the benefit of Clearstream  participants or Euroclear System  participants.  The sale proceeds will be available to the DTC seller on the settlement date.  Thus, to the DTC  participants a cross-market  transaction will settle no differently than a trade between two DTC participants.

         Due to time zone  differences  in their favor,  Clearstream  participants  and  Euroclear  System  participants  may employ their customary  procedures for transactions in which Global  Securities are to be transferred by the respective  clearing  system,  through the respective  depositary,  to a DTC participant.  The seller will send instructions to Clearstream or Euroclear System through a Clearstream participant  or Euroclear  System  participant  at least one business day prior to  settlement.  In these cases  Clearstream  or Euroclear
System will instruct the respective depositary,  as appropriate,  to credit the Global Securities to the DTC participant's account against payment.  Payment will include interest  accrued on the Global  Securities from and including the last coupon payment to and excluding the settlement  date on the basis of the  actual  number of days in that  accrual  period  and a year  assumed  to  consist  to 360 days.  For transactions  settling on the 31st of the month,  payment will include  interest  accrued to and  excluding the first day of the following month.  The payment will then be reflected in the account of Clearstream  participant or Euroclear  System  participant the following day, and receipt of the cash proceeds in the Clearstream  participant's or Euroclear System  participant's  account would be back-valued to the value date (which would be the preceding  day, when  settlement  occurred in New York).  Should the  Clearstream  participant or Euroclear
System  participant  have a line of credit with its respective  clearing  system and elect to be in debt in anticipation of receipt of the sale proceeds in its account,  the  back-valuation  will extinguish any overdraft  incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails),  receipt of the cash proceeds in the Clearstream  participant's or Euroclear
System participant's account would instead be valued as of the actual settlement date.

         Finally,  day traders that use  Clearstream  or  Euroclear  System and that  purchase  interests  in Global  Securities  from DTC participants for delivery to Clearstream  participants or Euroclear System  participants should note that these trades would automatically fail on the sale side unless  affirmative  action is taken.  At least three  techniques  should be readily  available  to  eliminate  this potential problem:

      o     borrowing  through  Clearstream  or Euroclear  System for one day (until the purchase  side of the trade is reflected in their
            Clearstream or Euroclear System accounts) in accordance with the clearing system's customary procedures;

      o     borrowing the Global  Securities in the U.S. from a DTC  participant  no later than one day prior to  settlement,  which would give the Global  Securities  sufficient  time to be reflected in their  Clearstream  or Euroclear  System  account in order to settle the sale side of the trade; or

      o     staggering  the value  dates for the buy and sell  sides of the trade so that the  value  date for the  purchase  from the DTC participant  is at least one day prior to the value  date for the sale to the  Clearstream  participant  or  Euroclear  System participant.

         A beneficial owner of interests in Global Securities holding  securities through  Clearstream or Euroclear System (or through DTC if the holder has an address  outside  the U.S.) will be subject to the 30% U.S.  withholding  tax that  generally  applies to payments of interest  (including  original issue  discount) on registered  debt issued by U.S.  Persons (as defined  below),  unless (i) each clearing system,  bank or other  financial  institution  that holds  customers'  securities in the ordinary  course of its trade or business in the chain  of  intermediaries  between  that  beneficial  owner  and the U.S.  entity  required  to  withhold  tax  complies  with  applicable certification  requirements  and (ii) that  beneficial  owner takes one of the following steps to obtain an exemption or reduced tax rate:
Exemption for Non-U.S.  Persons (Form W-8BEN).  Beneficial holders of interests in Global Securities that are Non-U.S. Persons (as defined below)  can obtain a complete  exemption  from the  withholding  tax by filing a signed  Form  W-8BEN  (Certificate  of Foreign  Status of
Beneficial  Owner for United States Tax  Withholding).  If the information  shown on Form W-8BEN changes,  a new Form W-8BEN must be filed within 30 days of that change.

         A Non-U.S.  Person (as defined  below),  including a non-U.S.  corporation  or bank with a U.S.  branch,  for which the  interest income is  effectively  connected  with its  conduct  of a trade or  business  in the United  States,  can  obtain an  exemption  from the withholding tax by filing Form W-8ECI  (Exemption from Withholding of Tax on Income  Effectively  Connected with the Conduct of a Trade or
Business in the United States).

         Non-U.S.  Persons  residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate
(depending on the treaty terms) by filing Form W-8BEN  (Holdership,  Exemption or Reduced Rate  Certificate).  Form W-8BEN may be filed by
Noteholders or their agent.

         U.S.  Persons  can obtain a complete  exemption  from the  withholding  tax by filing  Form W-9  (Payer's  Request  for  Taxpayer
Identification Number and Certification).

         The holder of an interest in a Global  Security  or, in the case of a Form W-8BEN or a Form  W-8ECI  filer,  his agent,  files by submitting the  appropriate  form to the person through whom it holds the security (the clearing  agency,  in the case of persons  holding directly on the books of the  clearing  agency).  Form W-8BEN and Form  W-8ECI are  effective  for three  calendar  years.  The term "U.S.
Person" means a citizen or resident of the United  States,  a  corporation,  partnership or other entity created or organized in, or under the laws of, the United States or any political  subdivision  thereof  (except,  in the case of a partnership,  to the extent  provided in regulations),  or an estate whose income is subject to United States federal  income tax  regardless of its source,  or a trust if a court within the United  States is able to exercise  primary  supervision  over the  administration  of the trust and one or more United  States
Persons have the authority to control all  substantial  decisions of the trust.  The term "Non-U.S.  Person" means any person who is not a
U.S.  Person.  This summary does not deal with all aspects of U.S.  Federal income tax withholding that may be relevant to foreign holders of the Global  Securities.  Investors are advised to consult their own tax advisors for specific tax advice  concerning  their holding and disposing of the Global Securities.

Exchangeable Securities

       General

         As the related prospectus  supplement will discuss, some series will include one or more classes of exchangeable  securities.  In any of these  series,  the holders  specified  in the related  prospectus  supplement  will be  entitled,  after notice and payment to the trustee of an administrative  fee, to exchange all or a portion of those classes for  proportionate  interests in one or more of the other classes of exchangeable securities.

         If the related  prospectus  supplement  describes the issuance of exchangeable  securities,  all of these classes of exchangeable securities  will be listed on the cover of the prospectus  supplement.  The classes of securities  that are  exchangeable  for one another will be  referred  to in the  related  prospectus  supplement  as  "related"  to each other,  and each  related  grouping of  exchangeable securities will be referred to as a "combination."  Each  combination of exchangeable  securities will be issued by the related trust fund and, in the  aggregate,  will  represent a distinct  combination  of  uncertificated  interests in the trust fund. At any time after their initial issuance, any class of exchangeable  securities may be exchanged for the related class or classes of exchangeable  securities.  In some cases, multiple classes of exchangeable securities may be exchanged for one or more classes of related exchangeable securities.

         Descriptions in the related prospectus  supplement about the securities of that series,  including  descriptions of principal and interest  distributions,  registration and denomination of securities,  credit enhancement,  yield and prepayment  considerations and tax,
ERISA and legal investment  considerations,  will also apply to each class of exchangeable  securities.  The related prospectus supplement will  separately  describe  the  yield and  prepayment  considerations  applicable  to,  and the risks of  investment  in,  each  class of exchangeable  securities in a combination.  For example,  separate decrement tables and yield tables, if applicable,  will be included for each class of a combination of exchangeable securities.

       Exchanges

         If a holder elects to exchange its  exchangeable  securities for related  exchangeable  securities the following three conditions must be satisfied:

         o        the aggregate principal balance of the exchangeable securities received in the exchange, immediately after the exchange, must equal the aggregate principal balance, immediately prior to the exchange, of the exchanged securities—for purposes of this condition, an interest only class will have a principal balance of zero;

         o        the annual interest amount payable with respect to the exchangeable securities received in the exchange must equal the aggregate annual interest amount of the exchanged securities; and

         o        the class or classes of exchangeable securities must be exchanged in the applicable proportions, if any, described in the related prospectus supplement.

         There are  different  types of  combinations  that can exist.  Any  individual  series of securities  may have multiple  types of combinations.  Some examples of combinations include:

         o        A class of exchangeable securities with an interest rate that varies directly with changes in an index and a class of exchangeable securities with an interest rate that varies indirectly with changes in an index may be exchangeable for a class of exchangeable securities with a fixed interest rate.  In this case, the classes that vary with an index would produce, in the aggregate, an annual interest amount equal to that generated by the class with a fixed interest rate.  In addition, the aggregate principal balance of the two classes that vary with an index would equal the principal balance of the class with the fixed interest rate.

         o        An interest only class and principal only class of exchangeable securities may be exchangeable, together, for a class that is entitled to both principal and interest payments.  The principal balance of the principal and interest class would be equal to the principal balance of the exchangeable principal only class, and the interest rate on the principal and interest class would be a fixed rate that when applied to the principal balance of this class would generate an annual interest amount equal to the annual interest amount of the exchangeable interest only class.

         o        Two classes of principal and interest classes with different fixed interest rates may be exchangeable, together, for a class that is entitled to both principal and interest payments, with a principal balance equal to the aggregate principal balance of the two exchanged classes, and a fixed interest rate that when applied to the principal balance of the exchanged for class, would generate an annual interest amount equal to the aggregate annual interest amount of the two exchanged classes.

         These examples of combinations of  exchangeable  securities  describe  combinations  of exchangeable  securities  which differ in their  interest  characteristics.  In some  series,  a  securityholder  may be able to  exchange  its  exchangeable  securities  for other exchangeable securities that have different principal payment characteristics.  Examples of these types of combinations include:

         o        A class of exchangeable securities that accretes all of its interest for a specified period, with the accreted amount added to the principal balance of the accreting class, and a class of exchangeable securities that receives principal payments from these accretions may be exchangeable, together, for a single class of exchangeable securities that receives payments of principal continuously from the first distribution date on which it receives interest until it is retired.

         o        A class of exchangeable securities that is designed to receive principal payments in accordance with a predetermined schedule, or a planned amortization class, and a class of exchangeable securities that only receives principal payments on a distribution date if scheduled payments have been made on the planned amortization class, may be exchangeable, together, for a class of exchangeable securities that receives principal payments without regard to the schedule from the first distribution date on which it receives principal until it is retired.

         A number  of  factors  may limit  the  ability  of an  exchangeable  securityholder  to effect  an  exchange.  For  example,  the securityholder  must own, at the time of the proposed  exchange,  the class or classes  necessary  to make the  exchange in the  necessary proportions.  If a  securityholder  does not own the necessary  classes or does not own the necessary  classes in the proper  proportions, the  securityholder  may not be able to obtain the desired  class of  exchangeable  securities.  The  securityholder  desiring to make the exchange may not be able to purchase the necessary class from the  then-current  owner at a reasonable  price or the necessary  proportion of the needed class may no longer be available due to principal payments or prepayments that have been applied to that class.

       Procedures

         The related  prospectus  supplement  will describe the  procedures  that must be followed to make an exchange.  A  securityholder will be required to provide  notice to the trustee five  business days prior to the proposed  exchange  date or as otherwise  specified in the related  prospectus  supplement.  The notice must  include the  outstanding  principal  or  notional  amount of the  securities  to be exchanged and to be received,  and the proposed  exchange date.  When the trustee  receives this notice,  it will provide  instructions to the securityholder  regarding delivery of the securities and payment of the administrative  fee. A securityholder's  notice to the trustee will become  irrevocable on the second business day prior to the proposed  exchange date. Any  exchangeable  securities in book-entry form will be subject to the rules, regulations and procedures applicable to DTC's book-entry securities.

         If the related  prospectus  supplement  describes exchange  proportions for a combination of classes of exchangeable  securities, these proportions will be based on the original, rather than the outstanding, principal or notional amounts of these classes.

         The first  payment on an  exchangeable  security  received  in an  exchange  will be made on the  distribution  date in the month following  the month of the exchange or as  otherwise  described in the related  prospectus  supplement.  This payment will be made to the securityholder of record as of the applicable record date.

Assignment of Trust Fund Assets

         At the time of issuance of a series of securities,  the depositor will assign,  or cause to be assigned,  to the related  trustee
(or its  nominee),without  recourse,  the mortgage loans or mortgage  securities being included in the related trust fund,  together with, all principal and interest  received on or with respect to the mortgage loans or mortgage  securities  after the cut-off date,  other than principal and interest due on or before the cut-off date. If specified in the related prospectus  supplement,  the depositor or any of its affiliates  may retain an  interest  in the trust fund  assets,  if any,  for itself or transfer  the same to others.  The  trustee  will, concurrently  with the  assignment,  deliver the  securities  of the series to or at the  direction  of the  depositor in exchange for the mortgage loans and/or mortgage  securities in the related trust fund. Each mortgage loan will be identified in a schedule  appearing as an exhibit to the related  pooling  and  servicing  agreement  or  servicing  agreement.  The  schedule  will  include,  among other  things, information  as to the principal  balance of each  mortgage loan in the related trust fund as of the cut-off date, as well as  information respecting the mortgage rate, the currently  scheduled  monthly  payment of principal and interest,  the maturity of the mortgage note and the Loan-to-Value Ratio at origination or modification (without regard to any secondary financing).

         In addition,  the depositor will, as to each mortgage loan, other than (1) mortgage loans underlying any mortgage  securities and
(2) Contracts, deliver, or cause to be delivered, to the related trustee (or to the custodian described below) the following documents:

      o     the mortgage note endorsed, without recourse, either in blank or to the order of the trustee (or its nominee),

      o     the mortgage  with  evidence of recording  indicated  on the  mortgage  (except for any mortgage not returned  from the public recording office) or, in the case of a cooperative mortgage loan, on the related financing statement,

      o     an  assignment  of the  mortgage  in blank or to the  trustee  (or its  nominee) in  recordable  form (or,  with  respect to a cooperative  mortgage  loan, an assignment of the respective  security  agreements,  any applicable UCC financing  statements, recognition  agreements,  relevant  stock  certificates,  related  blank stock  powers and the related  proprietary  leases or occupancy agreements),

      o     any  intervening  assignments  of the mortgage with evidence of recording on the  assignment  (except for any  assignment  not returned from the public recording office),

      o     if applicable, any riders or modifications to the mortgage note and mortgage,

      o     if the mortgage loan is secured by additional collateral,  certain security and assignment documents relating to the pledge of the additional collateral, and

      o     any other documents set forth in the related pooling and servicing  agreement,  mortgage loan purchase  agreement or servicing agreement.

The assignments may be blanket assignments covering mortgages on mortgaged properties located in the same county, if permitted by law.

         Notwithstanding  the foregoing,  a trust fund may include mortgage loans where the original mortgage note is not delivered to the trustee if the depositor  delivers,  or causes to be delivered,  to the related trustee (or the custodian) a copy or a duplicate  original of the mortgage note,  together with an affidavit  certifying that the original  thereof has been lost or destroyed.  In addition,  if the depositor  cannot  deliver,  with respect to any mortgage loan, the mortgage or any  intervening  assignment with evidence of recording on the  assignment  concurrently  with the  execution  and delivery of the related  pooling and  servicing  agreement or servicing  agreement because of a delay caused by the public recording  office,  the depositor will deliver,  or cause to be delivered,  to the related trustee
(or the  custodian) a true and correct  photocopy of the mortgage or assignment as submitted for recording  within one year. The depositor will deliver,  or cause to be delivered,  to the related  trustee (or the custodian) the mortgage or assignment with evidence of recording indicated on the assignment after receipt thereof from the public recording office.  If the depositor cannot deliver,  with respect to any mortgage loan, the mortgage or any intervening  assignment with evidence of recording on the mortgage or assignment  concurrently with the execution and delivery of the related pooling and servicing  agreement or servicing  agreement because the mortgage or assignment has been lost,  the depositor will deliver,  or cause to be delivered,  to the related  trustee (or the custodian) a true and correct  photocopy of the mortgage or assignment  with evidence of recording on the mortgage or assignment.  If the depositor  cannot  deliver,  with respect to any mortgage  loan,  the mortgage or any  intervening  assignment  with  evidence of recording on the mortgage or  assignment  because the applicable  jurisdiction  retains the originals of such documents,  the depositor will deliver photocopies of such documents containing an original  certification  by the  judicial  or other  governmental  authority  of the  jurisdiction  where such  documents  were  recorded.
Assignments of the mortgage loans to the trustee (or its nominee) will be recorded in the  appropriate  public  recording  office,  except
(1) where  recordation is not required by the Rating  Agencies  rating the applicable  securities,  (2) in states where, in the opinion of counsel  acceptable to the trustee,  recording is not required to protect the  trustee's  interests in the mortgage loan against the claim of any  subsequent  transferee  or any  successor to or creditor of the  depositor  or the  originator  of the mortgage  loan or (3) where
Mortgage  Electronic  Registration  Systems,  Inc. is  identified  on the mortgage or a properly  recorded  assignment  of mortgage as the mortgagee of record solely as nominee for a Seller and its successors  and assigns.  In addition,  the depositor  shall not be required to deliver  intervening  assignments  or mortgage note  endorsements  between the  underlying  sellers of the mortgage  loans and the Seller, between the Seller and the depositor and between the depositor and the trustee.

         As to each  Contract,  the  depositor  will deliver,  or cause to be delivered,  to the related  trustee (or the  custodian)  the following documents:

      o     the original Contract endorsed, without recourse, to the order of the trustee,

      o     copies of documents and instruments  related to the Contract and the security  interest in the Manufactured  Home securing the
            Contract, and

      o     a blanket assignment to the trustee of all Contracts in the related trust fund and the related documents and instruments.

In order to give  notice of the right,  title and  interest  of the  securityholders  to the  Contracts,  the  depositor  will cause to be executed and  delivered to the trustee a UCC-1  financing  statement  identifying  the trustee as the secured  party and  identifying  all
Contracts as collateral.

         The depositor will, as to each mortgage security included in a mortgage pool, deliver,  or cause to be delivered,  to the related trustee (or the  custodian),  either (i) cause an  electronic  transfer of that  security or (ii) provide a physical  certificate  or note evidencing the mortgage security,  registered in the name of the related trustee (or its nominee),  or endorsed in blank or to the related trustee (or its nominee), or accompanied by transfer documents sufficient to effect a transfer to the trustee (or its nominee).

         The trustee (or the  custodian)  will hold the documents in trust for the benefit of the related  securityholders,  and generally will review the documents  within 180 days after receipt thereof in the case of documents  delivered  concurrently  with the execution and delivery of the related  pooling and servicing  agreement or indenture,  and within the time period  specified in the related  pooling and servicing  agreement  or indenture in the case of all other  documents  delivered.  If any document is found to be missing or defective in any material respect,  the trustee (or the custodian) will be required to promptly so notify the master servicer,  the depositor,  and the related  Seller.  If the related  Seller does not cure the omission or defect  within a specified  period after notice is given thereto by the trustee,  and the omission or defect materially and adversely affects the interests of  securityholders  in the affected mortgage loan or mortgage  security,  then, the related  Seller will be obligated to repurchase the mortgage loan or mortgage  security from the trustee at its purchase price (or, if and to the extent it would  otherwise be permitted to do so for a breach of  representation  and warranty as described under "The Mortgage  Pools—Representations  of Sellers," to substitute for the mortgage loan or mortgage security).  The trustee will be obligated to enforce this  obligation of the Seller to the extent  described  above under "The Mortgage  Pools—Representations  by
Sellers," but there can be no assurance  that the applicable  Seller will fulfill its  obligation to repurchase  (or  substitute  for) the affected  mortgage loan or mortgage  security as described  above. The depositor will not be obligated to repurchase or substitute for the mortgage  loan or mortgage  security if the Seller  defaults  on its  obligation  to do so. This  repurchase  or  substitution  obligation constitutes the sole remedy available to the related  securityholders  and the related trustee for omission of, or a material defect in, a constituent  document.  Any affected  mortgage loan or mortgage security not so repurchased or substituted for shall remain in the related trust fund.

         The trustee will be authorized at any time to appoint one or more custodians  pursuant to a custodial  agreement to hold title to the mortgage  loans and/or  mortgage  securities in any mortgage pool, and to maintain  possession of and, if applicable,  to review,  the documents  relating to the  mortgage  loans  and/or  mortgage  securities,  in any case as the agent of the  trustee.  The identity of any custodian to be appointed on the date of initial  issuance of the securities  will be set forth in the related  prospectus  supplement.  A custodian may be an affiliate of the depositor or the master servicer.

         Except as to mortgage loans underlying any mortgage  securities,  the Seller will make  representations  and warranties as to the types and  geographical  concentrations  of the mortgage loans and as to the accuracy of some of the information  furnished to the related trustee in respect of each mortgage loan (for example,  the original  Loan-to-Value  Ratio, the principal  balance as of the cut-off date, the mortgage rate and maturity).  Upon a breach of any of these  representations  which materially and adversely  affects the interests of the  securityholders  in a mortgage  loan,  the Seller will be obligated to cure the breach in all material  respects,  to repurchase  the mortgage loan at its purchase price or, to substitute for the mortgage loan a Qualified  Substitute  Mortgage Loan in accordance  with the provisions for  substitution  by Sellers as described  above under "The Mortgage  Pools—Representations  by Sellers."  This  repurchase or substitution  obligation  constitutes the sole remedy available to  securityholders  or the trustee for a breach of a representation  by a
Seller.  Any mortgage loan not so repurchased or substituted for shall remain in the related trust fund.

         Pursuant to the related  pooling and  servicing  agreement or servicing  agreement,  the master  servicer for any mortgage  pool, either  directly or through  servicers,  will service and  administer the mortgage loans included in the mortgage pool and assigned to the related  trustee as more fully set forth under  "Servicing  of Mortgage  Loans" in this  prospectus.  Each of the depositor and the master servicer  will make  limited  representations  and  warranties  regarding  its  authority  to enter  into,  and its ability to perform its obligations under, the pooling and servicing agreement or servicing agreement.

Distribution Account

         General.  The master servicer,  trustee or securities  administrator,  as applicable,  will, as to each trust fund, establish and maintain or cause to be established  and maintained a Distribution  Account,  which will be established so as to comply with the standards of each Rating  Agency that has rated any one or more  classes of  securities  of the related  series.  A  Distribution  Account  shall be maintained  as an Eligible  Account,  and the funds held  therein may be held as cash or invested  in  Permitted  Investments.  The master servicer,  trustee  or  securities  administrator,  or other  entity  designated  in the  related  prospectus  supplement,  will have sole discretion to determine  the  particular  investments  made so long as it complies with the  investment  terms of the related  pooling and servicing  agreement or the related  servicing  agreement  and  indenture.  Any  Permitted  Investments  shall not cause the  depositor to register under the Investment  Company Act of 1940. Any interest or other income earned on funds in the Distribution  Account will be paid to the master  servicer,  trustee or  securities  administrator,  or other entity  designated  in the related  prospectus  supplement,  as additional  compensation  or will be available for payments on the  securities as provided in the prospectus  supplement.  If permitted by the Rating Agency or Agencies and so specified in the related  prospectus  supplement,  a Distribution  Account may contain funds relating to more than one series of mortgage  pass-through  certificates or mortgage-backed notes and may contain other funds representing payments on mortgage loans owned by the related master servicer or serviced by it on behalf of others.

         Deposits.  With respect to each series of securities,  the related master servicer,  servicers,  trustee or special servicer will be required to deposit or cause to be deposited in the Distribution  Account for the related trust fund within a period following  receipt
(in the case of collections and payments),  the following  payments and collections  received,  or advances made, by the master  servicer, the  servicers,  the trustee or any special  servicer  subsequent to the cut-off date with respect to the mortgage  loans and/or  mortgage securities in the trust fund (other than payments due on or before the cut-off date):

      o     all payments on account of principal, including principal prepayments, on the mortgage loans;

      o     all payments on account of interest on the mortgage loans,  including any default interest collected,  in each case net of any portion thereof  retained by the master  servicer,  any servicer or any special  servicer as its servicing  compensation or as compensation to the trustee, and further net of any retained interest of the depositor;

      o     all payments on the mortgage securities;

      o     all payments on the U.S. Government Securities (if any);

      o     all Insurance Proceeds and Liquidation Proceeds;

      o     any amounts paid under any instrument or drawn from any fund that  constitutes  credit  enhancement  for the related series of securities as described under "Description of Credit Enhancement" in this prospectus;

      o     any advances made as described under "—Advances" below;

      o     any Buydown Funds (and, if applicable,  investment earnings on the Buydown Funds) required to be paid to  securityholders,  as described below;

      o     any  amounts  paid by the master  servicer  and the  servicers  to cover  Prepayment  Interest  Shortfalls  arising out of the prepayment of mortgage loans as described under "Servicing of Mortgage  Loans—Servicing  and Other Compensation and Payment of
            Expenses; Retained Interest" in this prospectus;

      o     to the extent that any item does not constitute  additional  servicing  compensation to the master  servicer,  a servicer or a special servicer,  any payments on account of modification or assumption fees, late payment charges or prepayment  premiums on the mortgage loans;

      o     any amount  required to be deposited by the master  servicer or the trustee in connection  with losses realized on investments for the benefit of the master servicer or the trustee, as the case may be, of funds held in the Distribution Account; and

      o     any other  amounts  required to be  deposited in the  Distribution  Account as provided in the related  pooling and  servicing agreement or the related  servicing  agreement and indenture  and  described in this  prospectus or in the related  prospectus supplement.

         With respect to each buydown  mortgage loan, the master  servicer will be required to deposit,  or cause the related  servicer to deposit,  the related  Buydown  Funds  provided to it in a Buydown  Account  which will  comply  with the  requirements  set forth in this prospectus  with respect to the  Distribution  Account.  The terms of all buydown  mortgage loans provide for the  contribution of Buydown
Funds in an amount equal to or exceeding  either (1) the total payments to be made from the funds pursuant to the related  buydown plan or
(2) if the Buydown  Funds are to be  deposited  on a discounted  basis,  that amount of Buydown  Funds  which,  together  with  investment earnings on the Buydown Funds at a rate as will support the scheduled level of payments due under the buydown  mortgage loan.  Neither the master  servicer,  any servicer nor the  depositor  will be obligated to add to any  discounted  Buydown Funds any of its own funds should investment  earnings  prove  insufficient  to maintain  the  scheduled  level of  payments.  To the extent that any  insufficiency  is not recoverable  from the mortgagor or, in an appropriate  case,  from the Seller,  distributions  to  securityholders  may be affected.  With respect to each buydown mortgage loan, the master servicer will be required  monthly to withdraw from the Buydown Account and deposit,  or cause the servicer of the  mortgage  loans to withdraw  from the Buydown  Account and deposit,  in the  Distribution  Account as described above the amount,  if any, of the Buydown Funds (and, if applicable,  investment  earnings on the Buydown Funds) for each buydown mortgage loan that,  when added to the amount due from the mortgagor on the buydown  mortgage loan,  equals the full monthly payment which would be due on the buydown mortgage loan if it were not subject to the buydown plan.

         If the  mortgagor on a buydown  mortgage  loan prepays the mortgage loan in its entirety  during the Buydown  Period,  the master servicer or servicer of the mortgage  loan will be required to withdraw  from the Buydown  Account and remit to the mortgagor or the other designated  party in accordance  with the related buydown plan any Buydown Funds  remaining in the Buydown  Account.  If a prepayment by a mortgagor  during the Buydown  Period  together with Buydown Funds will result in full  prepayment of a buydown  mortgage loan, the master servicer  or  servicer  of the  mortgage  loan  generally  will be  required  to  withdraw  from the  Buydown  Account  and deposit in the
Distribution  Account the Buydown Funds and  investment  earnings on the Buydown Funds,  if any,  which together with the prepayment  will result in a  prepayment  in full;  provided  that  Buydown  Funds may not be available  to cover a  prepayment  under some  mortgage  loan programs.  Any Buydown  Funds so remitted to the master  servicer or the servicer of the  mortgage  loan in  connection  with a prepayment described  in the  preceding  sentence  will be deemed to reduce the amount that would be required  to be paid by the  mortgagor  to repay fully the related  mortgage loan if the mortgage  loan were not subject to the buydown  plan.  Any  investment  earnings  remaining in the
Buydown  Account  after  prepayment  or after  termination  of the Buydown  Period will be remitted to the related  mortgagor or the other designated party pursuant to the Buydown  Agreement  relating to each buydown mortgage loan. If the mortgagor  defaults during the Buydown
Period with respect to a buydown mortgage loan and the property  securing the buydown mortgage loan is sold in liquidation  (either by the master servicer,  the servicer of the mortgage loan, the primary insurer,  any pool insurer or any other insurer),  the master servicer or related  servicer  will be required to withdraw  from the Buydown  Account the Buydown  Funds and all  investment  earnings on the Buydown
Funds,  if any, and either deposit the same in the  Distribution  Account or,  alternatively,  pay the same to the primary  insurer or the pool insurer,  as the case may be, if the mortgaged  property is  transferred to the insurer and the insurer pays all of the loss incurred in respect of the default.

         Prior to the  deposit of funds into the  Distribution  Account,  as  described  under  "—Deposits"  above,  funds  related to the mortgage loans  serviced by a master  servicer or a servicer may be maintained by a master  servicer or a servicer in a Protected  Account which will be  established  so as to comply with the  standards of each Rating Agency that has rated any one or more classes of securities of the related series.  Each Protected Account shall be maintained as an Eligible Account,  and the funds held therein may be held as cash or invested in  Permitted  Investments.  Any interest or other  income  earned on funds in a Protected  Account will be paid to the master servicer or servicer,  as applicable,  as additional  compensation.  If permitted by the Rating Agency or Agencies and so specified in the related  prospectus  supplement,  a  Protected  Account  may  contain  funds  relating  to more than one series of  mortgage  pass-through certificates  or  mortgage-backed  notes and may contain other funds  representing  payments on mortgage loans owned by the related master servicer  or  serviced  by it on behalf of others.  In the event  that a trust  fund has  multiple  servicers,  funds  from the  Protected
Accounts  may first be remitted  to a Master  Servicer  Collection  Account,  meeting  the same  eligibility  standards  as the  Protected
Accounts, prior to being deposited into the Distribution Account.

         Withdrawals.  With respect to each series of securities,  the master  servicer,  trustee or special  servicer  generally may make withdrawals  from the  Distribution  Account for the related trust fund for any one or more of the following  purposes,  unless  otherwise provided in the related agreement and described in the related prospectus supplement:

         (1)      to make distributions to the related securityholders on each distribution date;

         (2)      to reimburse the master servicer,  any servicer or any other specified  person for  unreimbursed  amounts advanced by it in respect of mortgage loans in the trust fund as described under  "—Advances"  below,  these  reimbursements to be made out of amounts  received which were identified and applied by the master  servicer or a servicer as late  collections of interest (net of related  servicing  fees) on and principal of the  particular  mortgage loans with respect to which the advances were made or out of amounts drawn under any form of credit enhancement with respect to the mortgage loans;

         (3)      to reimburse  the master  servicer,  a servicer or a special  servicer for unpaid  servicing  fees earned by it and some unreimbursed  servicing  expenses  incurred  by it with  respect  to  mortgage  loans in the trust  fund and  properties acquired in respect  thereof,  these  reimbursement  to be made out of amounts that represent  Liquidation  Proceeds and
                  Insurance  Proceeds  collected  on the  particular  mortgage  loans and  properties,  and net  income  collected  on the particular  properties,  with  respect to which the fees were  earned or the  expenses  were  incurred or out of amounts drawn under any form of credit enhancement with respect to the mortgage loans and properties;

         (4)      to reimburse the master  servicer,  a servicer or any other  specified  person for any advances  described in clause (2)
                  above made by it and any  servicing  expenses  referred to in clause (3) above  incurred by it which,  in the good faith judgment of the master servicer,  the applicable  servicer or the other person, will not be recoverable from the amounts described in clauses (2) and (3),  respectively,  the  reimbursement to be made from amounts collected on other mortgage loans in the trust fund or, if and to the extent so provided  by the related  pooling  and  servicing  agreement  or the related servicing  agreement and indenture and described in the related  prospectus  supplement,  only from that portion of amounts  collected on the other mortgage loans that is otherwise  distributable on one or more classes of subordinate securities of the related series;

         (5)      if and to the extent described in the related prospectus  supplement,  to pay the master servicer, a servicer, a special servicer or another  specified  entity  (including a provider of credit  enhancement)  interest  accrued on the advances described in clause (2) above made by it and the servicing  expenses  described in clause (3) above incurred by it while these remain outstanding and unreimbursed;

         (6)      to reimburse the master servicer, a servicer, the depositor, or any of their respective directors,  officers,  employees and agents, as the case may be, for expenses,  costs and liabilities  incurred  thereby,  as and to the extent described under "The Agreements—Certain Matters Regarding the Master Servicer and the Depositor" in this prospectus;

         (7)      if and to the extent described in the related prospectus supplement, to pay the fees of the trustee;

         (8)      to reimburse the trustee or any of its  directors,  officers,  employees  and agents,  as the case may be, for expenses, costs and liabilities  incurred  thereby,  as and to the extent described under "The  Agreements—Some  Matters Regarding the Trustee" in this prospectus;

         (9)      to pay the master  servicer or the trustee,  as  additional  compensation,  interest  and  investment  income  earned in respect of amounts held in the Distribution Account;

         (10)     to pay  (generally  from related  income) the master  servicer,  a servicer or a special  servicer for costs incurred in connection  with the operation,  management  and  maintenance  of any mortgaged  property  acquired by the trust fund by foreclosure or by deed in lieu of foreclosure;

         (11)     if one or more elections have been made to treat the trust fund or designated  portions  thereof as a REMIC,  to pay any federal,  state or local taxes imposed on the trust fund or its assets or  transactions,  as and to the extent described under  "Federal  Income  Tax  Consequences—REMICS—Prohibited  Transactions  and  Other  Possible  REMIC  Taxes"  in this prospectus;

         (12)     to pay for the cost of an  independent  appraiser  or other expert in real estate  matters  retained to determine a fair sale price for a defaulted  mortgage loan or a property  acquired in respect  thereof in connection with the liquidation of the mortgage loan or property;

         (13)     to pay for the cost of various opinions of counsel obtained  pursuant to the related pooling and servicing  agreement or the related servicing agreement and indenture for the benefit of the related securityholders;

         (14)     to pay to itself,  the depositor,  a Seller or any other  appropriate  person all amounts  received with respect to each mortgage loan  purchased,  repurchased  or removed from the trust fund pursuant to the terms of the related  pooling and servicing  agreement or the related servicing  agreement and indenture and not required to be distributed as of the date on which the related purchase price is determined;

         (15)     to make any other  withdrawals  permitted  by the  related  pooling and  servicing  agreement  or the related  servicing agreement and indenture and described in the related prospectus supplement;

         (16)     to pay for costs and expenses  incurred by the trust fund for environmental  site assessments  performed with respect to multifamily or commercial  properties that constitute  security for defaulted  mortgage loans,  and for any containment, clean-up or  remediation of hazardous  wastes and materials  present on that mortgaged  properties,  as described  under
                  "Servicing of Mortgage Loans—Realization Upon or Sale of Defaulted Mortgage Loans" in this prospectus; and

         (17)     to clear and terminate the Distribution Account upon the termination of the trust fund.

Distributions

         Distributions  on the securities of each series will be made by or on behalf of the related trustee or securities  administrator, as applicable,  on each  distribution date as specified in the related  prospectus  supplement from the available funds for the series and the  distribution  date. The available funds for any series of securities and any  distribution  date will generally refer to the total of all payments or other  collections (or advances in lieu thereof) on, under or in respect of the mortgage loans and/or mortgage  securities and any other assets included in the related trust fund that are available for distribution to the  securityholders  of the series on that date. The particular  components of the available funds for any series on each distribution  date will be more  specifically  described in the related prospectus supplement.

         Distributions  on the  securities of each series (other than the final  distribution  in retirement of any  certificate)  will be made to the  persons in whose  names the  securities  are  registered  on the Record  Date,  and the amount of each  distribution  will be determined as of the  Determination  Date. All  distributions  with respect to each class of securities on each  distribution date will be allocated in accordance  with the holder's  Percentage  Interest in a particular  class.  Payments will be made either by wire transfer in immediately  available funds to the account of a securityholder at a bank or other entity having appropriate  facilities therefor,  if the securityholder  has  provided  the trustee or other  person  required to make the  payments  with wiring  instructions  no later than five business days prior to the related Record Date or other date specified in the related  prospectus  supplement  (and, if so provided in the related prospectus  supplement,  the securityholder  holds securities in any requisite amount or denomination  specified  therein),  or by check mailed to the address of the securityholder as it appears on the security register;  provided,  however, that the final distribution in retirement of any class of securities  will be made only upon  presentation  and surrender of the securities at the location  specified in the notice to securityholders of the final distribution.

Distributions of Interest and Principal on the Securities

         Each class of  securities of each series,  other than Strip  Securities  and REMIC  Residual  Certificates  that have no security interest  rate, may have a different per annum rate at which interest  accrues on that class of securities,  which may be fixed,  variable or adjustable,  or any combination of rates. The related prospectus  supplement will specify the security interest rate or, in the case of a variable or adjustable  security  interest  rate, the method for  determining  the security  interest rate, for each class.  The related prospectus  supplement  will specify  whether  interest on the  securities of the series will be calculated on the basis of a 360-day year consisting of twelve 30-day months or on a different method.

         Distributions  of  interest  in  respect of the  securities  of any class,  other  than any class of  Accrual  Securities,  Strip
Securities or REMIC Residual  Certificates that is not entitled to any  distributions of interest,  will be made on each distribution date based on the accrued  interest for the class and the distribution  date,  subject to the sufficiency of the portion of the available funds allocable to the class on the  distribution  date. Prior to the time interest is  distributable  on any class of Accrual  Securities,  the amount of accrued  interest  otherwise  distributable  on the class will be added to the principal  balance  thereof on each  distribution date. With respect to each class of  interest-bearing  securities,  accrued interest for each  distribution date will be equal to interest at the applicable  security  interest rate accrued for a specified  period  (generally  one month) on the  outstanding  principal  balance thereof  immediately  prior to the  distribution  date.  Accrued  interest  for each  distribution  date on Strip  Securities  entitled to distributions  of interest will be similarly  calculated  except that it will accrue on a notional  amount that is based on either (1) the principal  balances of some or all of the  mortgage  loans  and/or  mortgage  securities  in the related  trust fund or (2) the  principal balances of one or more other classes of securities  of the same series.  Reference to a notional  amount with respect to a class of Strip
Securities  is solely for  convenience  in making  calculations  of  accrued  interest  and does not  represent  the right to receive  any distribution  of  principal.  If so specified  in the related  prospectus  supplement,  the amount of accrued  interest  that is otherwise distributable on (or, in the case of Accrual  Securities,  that may otherwise be added to the principal balance of) one or more classes of the  securities  of a series  will be  reduced  to the  extent  that  any  Prepayment  Interest  Shortfalls,  as  described  under  "Yield
Considerations"  in this prospectus,  exceed the amount of any sums (including,  if and to the extent specified in the related  prospectus supplement,  the master  servicer's  or applicable  servicer's  servicing  compensation)  that are applied to offset the  shortfalls.  The particular  manner in which the  shortfalls  will be  allocated  among some or all of the  classes of  securities  of that  series will be specified in the related prospectus  supplement.  The related  prospectus  supplement will also describe the extent to which the amount of accrued interest that is otherwise  distributable on (or, in the case of Accrual Securities,  that may otherwise be added to the principal balance of) a class of offered  securities  may be reduced as a result of any other  contingencies,  including  delinquencies,  losses and
Deferred  Interest on or in respect of the related  mortgage loans or  application  of the Relief Act with respect to the mortgage  loans.
Any reduction in the amount of accrued  interest  otherwise  distributable  on a class of  securities  by reason of the  allocation to the class of a portion of any Deferred  Interest on or in respect of the related  mortgage  loans will result in a  corresponding  increase in the principal balance of the class.

         As and to the extent  described in the related  prospectus  supplement,  distributions  of principal  with respect to a series of securities  will be made on each  distribution  date to the holders of the class or classes of securities of the series  entitled  thereto until the  principal  balance or  balances  of the  securities  have been  reduced to zero.  In the case of a series of  securities  which includes two or more classes of securities,  the timing,  order,  priority of payment or amount of  distributions in respect of principal, and any schedule or formula or other provisions  applicable to the determination  thereof (including  distributions among multiple classes of senior securities or subordinate  securities),  shall be as set forth in the related prospectus supplement.  Distributions of principal with respect to one or more classes of  securities  may be made at a rate that is faster (and, in some cases,  substantially  faster) than the rate at which  payments or other  collections  of principal  are received on the mortgage  loans  and/or  mortgage  securities  in the related trust fund,  may not commence  until the occurrence of events such as the retirement of one or more other classes of securities of the same series,  or may be made at a rate that is slower (and, in some cases,  substantially  slower) than the rate at which  payments or other  collections of principal are received on the mortgage loans and/or mortgage  securities.  In addition,  distributions  of principal with  respect to one or more classes of  securities  may be made,  subject to  available  funds,  based on a specified  principal  payment schedule  and, with respect to one or more classes of  securities,  may be contingent  on the  specified  principal  payment  schedule for another class of the same series and the rate at which payments and other  collections of principal on the mortgage loans and/or  mortgage securities in the related trust fund are received.

Pre-Funding Account

         If so specified in the related  prospectus  supplement,  the pooling and servicing  agreement or other  agreement may provide for the transfer by the Sellers of additional  mortgage loans to the related trust after the Closing Date. The additional  mortgage loans will be required to conform to the requirements set forth in the related pooling and servicing  agreement or other agreement  providing for the transfer,  and will be underwritten  to the same standards as the mortgage loans initially  included in the trust fund as described in the prospectus  supplement.  As  specified  in the  related  prospectus  supplement,  the  transfer  may be funded by the  establishment  of a pre-funding account  established with the trustee.  If a pre-funding account is established,  all or a portion of the proceeds of the sale of one or more classes of securities of the related  series will be deposited in the account to be released as additional  mortgage  loans are transferred.  A pre-funding  account will be required to be maintained as an Eligible Account,  the amounts therein may be required to be invested in  Permitted  Investments  and the amount held  therein  shall at no time exceed 50% of the  proceeds of the  offering of the related  securities.  The related  pooling and servicing  agreement or other agreement  providing for the transfer of additional  mortgage loans  generally  will provide that the transfers must be made within up to three months (with respect to any series of  certificates)  or up to, but not in excess of, one year (with  respect to any series of notes)  after the Closing  Date,  and that amounts set aside to fund the transfers  (whether in a pre-funding  account or otherwise) and not so applied within the required period of time will be deemed to be principal prepayments and applied in the manner set forth in the prospectus  supplement.  To the extent amounts in any pre-funding account have not been used to purchase  additional  mortgage  loans,  holders of the  securities may receive an additional  prepayment,  which may affect their yield to maturity.  In addition,  securityholders  may not be able to reinvest amounts received from any pre-funding  account in comparable securities, or may only be able to do so at a lower interest rate.

Distributions on the Securities in Respect of Prepayment Premiums

         Prepayment premiums will generally be retained by the master servicer, a servicer,  or by the Seller as additional  compensation.
However,  if so provided in the related prospectus  supplement,  prepayment  premiums received on or in connection with the mortgage loans or  mortgage  securities  in any trust  fund will be  distributed  on each  distribution  date to the  holders  of the class or classes of securities of the related series entitled thereto in accordance with the provisions described in the prospectus supplement.

Allocation of Losses and Shortfalls

         The amount of any losses or shortfalls in  collections  on the mortgage  loans and/or  mortgage  securities in any trust fund (to the  extent  not  covered  or offset by draws on any  reserve  fund or under any  instrument  of credit  enhancement  or  applied  against overcollateralization)  will be allocated  among the  respective  classes of securities of the related  series in the priority and manner, and subject to the limitations,  specified in the related prospectus supplement. As described in the related prospectus supplement,  these allocations may result in reductions in the  entitlements to interest and/or principal  balances of one or more classes of securities,  or may be effected simply by a prioritization of payments among classes of securities.

Advances

         If and to the extent  provided in the related  prospectus  supplement,  and subject to any  limitations  specified  therein,  the related  master  servicer or any servicer will be obligated to advance,  or have the option of advancing,  on or before each  distribution date, from its own funds or from excess funds held in the related Master  Servicer  Collection  Account or Protected  Account that are not part of the  available  funds for the related  series of  securities  for that  distribution  date,  an amount up to the  aggregate of any scheduled  payments of interest  (and,  if specified in the related  prospectus  supplement,  principal)  on the mortgage  loans that were delinquent on, or not received by, the related  Determination Date (or such other date specified in the Agreement,  but in any event prior to the  related  distribution  date).  No notice will be given to the  certificateholders  of these  advances.  Advances  are  intended to maintain a regular flow of scheduled  interest and principal  payments to holders of the class or classes of securities  entitled thereto, rather than to guarantee or insure against  losses.  Accordingly,  all advances made from the master  servicer's or a servicer's own funds will be reimbursable out of related  recoveries on the mortgage loans  (including,  to the extent described in the prospectus  supplement, amounts  received under any fund or instrument  constituting  credit  enhancement)  respecting which advances were made and other specific sources as may be identified  in the related  prospectus  supplement,  including  amounts which would  otherwise be payable to the offered securities.  No  Nonrecoverable  Advance will be required to be made by the master  servicer or a servicer;  and, if previously  made by a master servicer or a servicer,  a Nonrecoverable  Advance will be reimbursable from any amounts in the related Master Servicer  Collection
Account or Protected Account prior to any distributions  being made to the related series of  securityholders.  If advances have been made from excess funds in a Master Servicer  Collection  Account,  the master servicer will be required to replace the funds in such account on any  future  distribution  date to the  extent  that  funds  then in such  account  are  insufficient  to  permit  full  distributions  to securityholders on that date. If so specified in the related prospectus  supplement,  the obligation of a master servicer or a servicer to make advances may be secured by a cash advance  reserve fund or a surety bond. If applicable,  information  regarding the  characteristics of, and the identity of any obligor on, a surety bond, will be set forth in the related  prospectus  supplement.  If any person other than the master servicer has any obligation to make advances as described  above, the related  prospectus  supplement will identify the person.
If and to the extent so provided in the related  prospectus  supplement,  any entity making advances will be entitled to receive  interest on the advances for the period that the advances are outstanding at the rate specified in the prospectus  supplement,  and the entity will be entitled to payment of the interest  periodically  from general  collections  on the mortgage  loans in the related trust fund prior to any payment to  securityholders  or as otherwise  provided in the related  pooling and  servicing  agreement or  servicing  agreement  and described in the prospectus  supplement.  As specified in the related prospectus supplement with respect to any series of securities as to which the trust fund includes  mortgage  securities,  the advancing  obligations  with respect to the  underlying  mortgage  loans will be pursuant to the terms of the mortgage  securities,  as may be supplemented by the terms of the applicable pooling and servicing agreements or servicing agreements for such mortgage securities, and may differ from the provisions described above.

Modifications

         In instances in which a mortgage  loan is in default or if default is  reasonably  foreseeable,  and if  determined by the master servicer to be in the best interest of the  securityholders,  the master servicer or servicer may permit  servicing  modifications  of the mortgage loan rather than proceeding with  foreclosure.  However,  the master  servicer's and the servicer's  ability to perform servicing modifications will be subject to some limitations, including but not limited to the following:

         o        Advances and other  amounts may be added to the  outstanding  principal  balance of a mortgage loan only once during the life of a mortgage loan.

         o        Any amounts added to the principal  balance of the mortgage  loan, or  capitalized  amounts added to the mortgage  loan, will be required to be fully amortized over the remaining term of the mortgage loan.

         o        All  capitalizations  are to be implemented in accordance  with the sponsor's  standards and may be implemented  only by servicers that have been approved by the master servicer for that purpose.

         o        The final maturity of any mortgage loan shall not be extended beyond the assumed final distribution date.

         o        No servicing  modification  with respect to a mortgage loan will have the effect of reducing the mortgage rate below one half of the mortgage rate as in effect on the cut off date, but not less than the servicing fee rate.

         Any advances  made on any mortgage  loan will be reduced to reflect any related  servicing  modifications  previously  made.  The mortgage  rate and Net  Mortgage  Rate as to any  mortgage  loan will be deemed not  reduced by any  servicing  modification,  so that the calculation  of accrued  certificate  interest (as defined in the prospectus  supplement)  payable on the offered  securities  will not be affected by the servicing modification.

Reports to Securityholders

         With each distribution to securityholders of a particular class of offered  securities,  the related master servicer,  trustee or other  specified  person will make  available to each holder of record of the class of securities a monthly  statement or statements  with respect to the related  trust fund setting forth the  information  specifically  described in the related  prospectus  supplement  and the related pooling and servicing agreement or the related servicing agreement or indenture.

         In addition,  within a reasonable period of time after the end of each calendar year, the master servicer,  trustee or securities administrator,  as  applicable,  will  furnish a report to each holder of record of a class of offered  securities  at any time during the calendar year or, in the event the person was a holder of record of a class of securities  during a portion of the calendar  year, for the applicable  portion  of the year.  Reports,  whether  monthly or annual,  will be  transmitted  in the  method  described  in the  related prospectus  supplement to the holder of record of the class of  securities  contemporaneously  with the  distribution  on that  particular class.  In addition,  the monthly  reports will be posted on a website as described below under  "Available  Information"  and "Reports to
Securityholders" in this prospectus.

                                                    DESCRIPTION OF CREDIT ENHANCEMENT

General

         As set  forth  below  and in the  applicable  prospectus  supplement,  credit  enhancement  may be  provided  by one or more of a financial  guaranty  insurance  policy,  a special hazard insurance  policy,  a mortgage pool insurance  policy or a letter of credit.  In addition,  if provided in the applicable  prospectus  supplement,  in lieu of or in addition to any or all of the foregoing  arrangements, credit  enhancement  may be in the form of a  reserve  fund to cover the  losses,  subordination  of one or more  classes  of  subordinate securities  for the  benefit of one or more  classes of senior  securities,  of  cross-collateralization  or  overcollateralization,  or a combination  of the  foregoing.  The credit  support may be provided by an assignment of the right to receive  specified  cash amounts,  a deposit of cash into a reserve fund or other  pledged  assets,  or by  guarantees  provided by a third-party  or any  combination  thereof identified in the  applicable  prospectus  supplement.  Each  component will have  limitations  and will provide  coverage with respect to
Realized  Losses on the related  mortgage  loans.  Credit support will cover  Defaulted  Mortgage  Losses,  but coverage may be limited or unavailable  with respect to Special Hazard Losses,  Fraud Losses,  Bankruptcy  Losses and  Extraordinary  Losses.  To the extent that the credit support for the offered securities of any series is exhausted, the holders thereof will bear all further risk of loss.

         The amounts and types of credit  enhancement  arrangements as well as the providers thereof,  if applicable,  with respect to the offered  securities  of each series will be set forth in the  related  prospectus  supplement.  To the extent  provided in the  applicable prospectus  supplement and the pooling and servicing  agreement or indenture,  the credit  enhancement  arrangements  may be  periodically modified,  reduced and substituted for based on the aggregate  outstanding  principal balance of the mortgage loans covered thereby or the principal amount or interest due on one or more classes of securities.  See "Description of Credit  Enhancement—Reduction  or Substitution
of Credit  Enhancement"  in this  prospectus.  If  specified  in the  applicable  prospectus  supplement,  credit  support for the offered securities of one series may cover the offered securities of one or more other series.

         In general,  references to "mortgage  loans" under this  "Description of Credit  Enhancement"  section are to mortgage loans in a trust fund.  However,  if so provided in the prospectus  supplement for a series of securities,  any mortgage  securities  included in the related trust fund and/or the related  underlying  mortgage loans may be covered by one or more of the types of credit  support  described in this prospectus.  The related prospectus  supplement will specify, as to each form of credit support,  the information  indicated below with respect thereto, to the extent the information is material and available.

Subordinate Securities

         If so  specified  in the  related  prospectus  supplement,  one or more  classes of  securities  of a series  may be  subordinate securities.  Subordinate securities may be offered securities.  To the extent specified in the related prospectus  supplement,  the rights of the  holders of  subordinate  securities  to receive  distributions  from the  Distribution  Account on any  distribution  date will be subordinated to the  corresponding  rights of the holders of senior  securities.  In addition,  as provided in the prospectus  supplement, losses or shortfalls will be allocated to subordinate  securities before they are allocated to more senior  securities.  If so provided in the  related  prospectus  supplement,  the  subordination  of a class may apply only in the event of (or may be limited  to) some types of losses or shortfalls.  The related  prospectus  supplement will set forth  information  concerning the manner and amount of  subordination provided  by a class or classes of  subordinate  securities  in a series  and the  circumstances  under  which the  subordination  will be available.

Cross-Collateralization

         If the mortgage loans and/or mortgage  securities in any trust fund are divided into separate groups,  each supporting a separate class or classes of securities of the related series,  credit  enhancement may be provided by  cross-collateralization  support provisions requiring that distributions be made on senior securities  evidencing  interests in one group of mortgage loans and/or mortgage securities prior to distributions on subordinate  securities  evidencing  interests in a different group of mortgage loans and/or mortgage securities within the trust fund. The prospectus supplement for a series that includes a  cross-collateralization  provision will describe the manner and conditions for applying the provisions.

Overcollateralization

         If so specified in the related  prospectus  supplement,  interest  collections on the mortgage loans may exceed interest payments on the offered  securities for the related  distribution  date.  The excess  interest may be deposited into a reserve fund or applied as a payment of principal on the  securities.  To the extent excess  interest is applied as principal  payments on the  securities,  the effect will be to reduce the principal  balance of the securities  relative to the outstanding  balance of the mortgage loans,  thereby  creating overcollateralization  and  additional  protection  to the  securityholders,  as specified  in the related  prospectus  supplement.  If so provided in the related prospectus supplement,  overcollateralization  may also be provided as to any series of securities by the issuance of securities in an initial aggregate principal amount which is less than the aggregate principal amount of the related mortgage loans.

Financial Guaranty Insurance Policy

         If so specified in the related  prospectus  supplement,  a financial guaranty insurance policy may be obtained and maintained for a class or series of  securities.  The insurer  with  respect to a financial  guaranty  insurance  policy will be described in the related prospectus supplement.

         A financial  guaranty  insurance  policy will be  unconditional  and  irrevocable and will guarantee to holders of the applicable securities  that an amount  equal to the full amount of payments due to the holders will be received by the trustee or its agent on behalf of the holders for payment on each distribution  date. The specific terms of any financial  guaranty insurance policy will be set forth in the related  prospectus  supplement.  A  financial  guaranty  insurance  policy may have  limitations  and  generally  will not insure the obligation of the Sellers or the master  servicer to repurchase or substitute for a defective  mortgage loan,  will not insure  Prepayment
Interest  Shortfalls  or  interest  shortfalls  due to the  application  of the Relief Act and will not  guarantee  any  specific  rate of principal  payments.  The insurer  will be  subrogated  to the rights of each holder to the extent the insurer  makes  payments  under the financial guaranty insurance policy.

Mortgage Pool Insurance Policies

         Any  mortgage  pool  insurance  policy  obtained by the  depositor  for a trust fund will be issued by the  insurer  named in the applicable  prospectus  supplement.  Each mortgage pool  insurance  policy will cover  Defaulted  Mortgage  Losses in an amount equal to a percentage  specified in the  applicable  prospectus  supplement of the aggregate  principal  balance of the mortgage loans on the cut-off date,  or will cover a portion of Defaulted  Mortgage  Losses on any mortgage up to a specified  percentage  of the Value of that mortgage loan. As set forth under  "Maintenance of Credit  Enhancement"  in this  prospectus,  the master  servicer will use reasonable  efforts to maintain,  or cause the  servicers to maintain,  any mortgage pool  insurance  policy and to present  claims  thereunder to the insurer on behalf of itself, the related trustee and the related  securityholders.  The mortgage pool insurance  policies,  however,  are not blanket policies  against  loss,  since  claims  thereunder  may only be made  respecting  particular  defaulted  mortgage  loans  and  only  upon satisfaction  of the terms of the related  policy.  Any  exceptions  to coverage will be described in the related  prospectus  supplement.
Unless specified in the related prospectus  supplement,  the mortgage pool insurance policies may not cover losses due to a failure to pay or denial of a claim under a Primary Insurance Policy, irrespective of the reason therefor.

Letter of Credit

         If any component of credit  enhancement as to the offered  securities of a series is to be provided by a letter of credit, a bank will deliver to the related  trustee an irrevocable  letter of credit.  The letter of credit may provide  direct  coverage with respect to the  mortgage  loans.  The bank that  delivered  the letter of credit,  as well as the amount  available  under the letter of credit  with respect to each  component of credit  enhancement,  will be  specified in the  applicable  prospectus  supplement.  If so specified in the related  prospectus  supplement,  the letter of credit may permit draws only in the event of certain types of losses and  shortfalls.  The letter of credit may also  provide for the payment of required  advances  which the master  servicer or any  servicer  fails to make.  The amount available under the letter of credit will, in all cases, be reduced to the extent of any unreimbursed  payments  thereunder and may otherwise  be reduced as described  in the related  prospectus  supplement.  The letter of credit will expire on the  expiration  date set forth in the related prospectus supplement, unless earlier terminated or extended in accordance with its terms.

Special Hazard Insurance Policies

         Any special hazard  insurance  policy covering Special Hazard Losses obtained by the depositor for a trust fund will be issued by the insurer named in the applicable  prospectus  supplement.  Each special hazard insurance policy will, subject to limitations  described below,  protect holders of the related series of securities from Special Hazard Losses.  See "Description of Primary  Mortgage  Insurance,
Hazard Insurance;  Claims  Thereunder" in this prospectus.  However, a special hazard insurance policy will not cover losses occasioned by war, civil insurrection,  some governmental actions,  errors in design, faulty workmanship or materials (except under some circumstances), nuclear  reaction,  chemical  contamination,  waste by the mortgagor and other risks.  Aggregate  claims under a special hazard  insurance policy will be limited to the amount set forth in the related  prospectus  supplement and will be subject to reduction as described in the related prospectus supplement.

         Subject to the  foregoing  limitations,  a special  hazard  insurance  policy will provide  that,  where there has been damage to property  securing a  foreclosed  mortgage  loan  (title to which has been  acquired by the  insured)  and to the extent the damage is not covered by the hazard  insurance policy or flood insurance  policy,  if any,  maintained by the mortgagor or the master servicer,  special servicer or the servicer,  the insurer will pay the lesser of (1) the cost of repair or  replacement  of the property or (2) upon transfer of the  property  to the  insurer,  the unpaid  principal  balance of the  mortgage  loan at the time of  acquisition  of the  property by foreclosure  or deed in lieu of  foreclosure,  plus accrued  interest at the mortgage  rate to the date of claim  settlement  and expenses incurred by the master  servicer,  special  servicer or servicer with respect to the property.  If the property is  transferred to a third party in a sale  approved by the issuer of the special  hazard  insurance  policy,  the amount that the issuer will pay will be the amount under (2) above  reduced by the net  proceeds of the sale of the  property.  No claim may be validly  presented  under the special  hazard insurance  policy  unless  hazard  insurance  on the  property  securing  a  defaulted  mortgage  loan has been  kept in force  and  other reimbursable  protection,  preservation and foreclosure expenses have been paid (all of which must be approved in advance by the issuer of the special hazard  insurance  policy).  If the unpaid principal  balance plus accrued  interest and expenses is paid by the insurer,  the amount of further  coverage under the related  special hazard  insurance  policy will be reduced by that amount less any net proceeds from the sale of the property.  Any amount paid as the cost of repair of the property will further reduce coverage by that amount.  Restoration of the property with the proceeds  described  under (1) above will satisfy the condition  under each mortgage pool  insurance  policy that the property be restored  before a claim under the mortgage pool insurance  policy may be validly  presented with respect to the defaulted mortgage  loan  secured by the  property.  The payment  described  under (2) above will render  presentation  of a claim in respect of the mortgage loan under the related  mortgage pool  insurance  policy  unnecessary.  Therefore,  so long as a mortgage pool  insurance  policy remains in effect,  the payment by the insurer under a special hazard  insurance  policy of the cost of repair or of the unpaid  principal balance  of the  related  mortgage  loan plus  accrued  interest  and  expenses  will not  affect  the total  Insurance  Proceeds  paid to securityholders,  but will affect the  relative  amounts of coverage  remaining  under the related  special  hazard  insurance  policy and mortgage pool insurance policy.

         As and to the extent set forth in the  applicable  prospectus  supplement,  coverage  in respect of Special  Hazard  Losses for a series of securities  may be provided,  in whole or in part, by a type of instrument  other than a special hazard  insurance  policy or by means of a special hazard representation of the Seller or the depositor.

Reserve Funds

         If so provided in the related  prospectus  supplement,  the depositor will deposit or cause to be deposited in a reserve fund any combination of cash, one or more irrevocable  letters of credit or one or more Permitted  Investments in specified  amounts,  or any other instrument  satisfactory  to the relevant  Rating  Agency or Agencies,  which will be applied and  maintained  in the manner and under the conditions  specified in the  prospectus  supplement.  In the  alternative or in addition to the deposit,  to the extent  described in the related prospectus  supplement,  a reserve fund may be funded through  application of all or a portion of amounts otherwise payable on any related subordinate  securities,  from the retained interest of the depositor or otherwise.  To the extent that the funding of the reserve fund is dependent on amounts otherwise  payable on related  subordinate  securities,  any retained interest of the depositor or other cash flows  attributable  to the related  mortgage  loans or  reinvestment  income,  the reserve fund may provide less coverage than  initially expected  if the cash flows or  reinvestment  income on which the funding is  dependent  are lower than  anticipated.  In  addition,  with respect  to any  series of  securities  as to which  credit  enhancement  includes  a letter of credit,  if so  specified  in the  related prospectus  supplement,  if specified  conditions  are met, the  remaining  amount of the letter of credit may be drawn by the trustee and deposited  in a reserve  fund.  Amounts in a reserve  fund may be  distributed  to  securityholders,  or applied to  reimburse  the master servicer or a servicer for  outstanding  advances,  or may be used for other  purposes,  in the manner and to the extent  specified in the related prospectus  supplement.  The related prospectus supplement will disclose whether a reserve fund is part of the related trust fund.
If set forth in the related prospectus supplement, a reserve fund may provide coverage to more than one series of securities.

         In connection  with the  establishment  of any reserve fund,  the reserve fund will be structured so that the trustee will have a perfected  security interest for the benefit of the  securityholders  in the assets in the reserve fund.  However,  to the extent that the depositor,  any affiliate  thereof or any other entity has an interest in any reserve fund, in the event of the  bankruptcy,  receivership or  insolvency  of that  entity,  there  could  be  delays  in  withdrawals  from  the  reserve  fund and  corresponding  payments  to the securityholders which could adversely affect the yield to investors on the related securities.

         Amounts  deposited in any reserve fund for a series will be invested in Permitted  Investments  by, or at the  direction  of, and for the benefit of the master servicer or any other person named in the related prospectus supplement.

Cash Flow Agreements

         If so provided in the related  prospectus  supplement,  the trust fund may include  guaranteed  investment  contracts pursuant to which moneys held in the funds and accounts  established  for the related series will be invested at a specified rate. The principal terms of a guaranteed  investment  contract or other cash flow agreement,  and the identity of the obligor,  will be described in the prospectus supplement for a series of notes.

Maintenance of Credit Enhancement

         To the  extent  that the  applicable  prospectus  supplement  does not  expressly  provide  for  alternative  credit  enhancement arrangements in lieu of some or all of the arrangements mentioned below, the following paragraphs shall apply.

         If a financial  guaranty  insurance policy has been obtained for one or more classes of securities of a series,  the trustee will be obligated to exercise  reasonable  efforts to keep the financial guaranty insurance policy in full force and effect throughout the term of the applicable  pooling and servicing  agreement or servicing  agreement,  until the specified class or classes of securities have been paid in full, unless coverage  thereunder has been exhausted through payment of claims, or until the financial  guaranty  insurance policy is replaced in accordance  with the terms of the  applicable  pooling and  servicing  agreement or servicing  agreement.  The trustee will agree to remit the premiums for each financial  guaranty  insurance policy,  from available funds of the related trust, in accordance with the provisions and priorities set forth in the applicable pooling and servicing  agreement or servicing  agreement,  on a timely basis. In the event the insurer  ceases to be a qualified  insurer as described in the related  prospectus  supplement,  or fails to make a required payment  under the related  financial  guaranty  insurance  policy,  neither the trustee nor any other person will have any  obligation to replace the insurer.  Any losses  associated  with any reduction or withdrawal in rating by an applicable  Rating Agency shall be borne by the related securityholders.

         If a mortgage pool  insurance  policy has been obtained for some or all of the mortgage  loans related to a series of securities, the master servicer will be obligated to exercise  reasonable  efforts to keep the mortgage pool insurance policy (or an alternate form of credit support) in full force and effect throughout the term of the applicable pooling and servicing  agreement or servicing  agreement to the extent  provided in the related  prospectus  supplement.  The master  servicer  will agree to pay the premiums for each  mortgage pool insurance  policy on a timely basis.  In the event the pool insurer ceases to be a qualified  insurer because it ceases to be qualified by law to transact pool  insurance  business or coverage is  terminated  for any reason other than  exhaustion  of the  coverage,  the master servicer will use reasonable  efforts to obtain from another qualified  insurer a replacement  insurance policy comparable to the mortgage pool insurance policy with a total coverage equal to the then outstanding  coverage of the mortgage pool insurance policy,  provided that, if the cost of the  replacement  policy is greater than the cost of the mortgage pool insurance  policy,  the coverage of the  replacement policy will,  unless  otherwise  agreed to by the depositor,  be reduced to a level such that its premium rate does not exceed the premium rate on the mortgage pool insurance policy.

         If a letter of credit or alternate form of credit  enhancement  has been obtained for a series,  the trustee will be obligated to exercise  reasonable  efforts cause to be kept or to keep the letter of credit (or an alternate form of credit  support) in full force and effect throughout the term of the applicable pooling and servicing  agreement or indenture,  unless coverage thereunder has been exhausted through payment of claims or otherwise,  or substitution  therefor is made as described below under  "—Reduction or Substitution of Credit
Enhancement."  Unless  otherwise  specified  in the  applicable  prospectus  supplement,  if a letter of credit  obtained  for a series of securities is scheduled to expire prior to the date the final  distribution  on the  securities  is made and coverage  under the letter of credit has not been exhausted and no  substitution  has occurred,  the trustee will draw the amount  available  under the letter of credit and maintain the amount in trust for the securityholders.

         If a special  hazard  insurance  policy has been obtained for the mortgage  loans related to a series of  securities,  the master servicer will also be obligated to exercise  reasonable  efforts to maintain and keep the policy in full force and effect  throughout  the term of the applicable  pooling and servicing  agreement or servicing  agreement,  unless coverage  thereunder has been exhausted  through payment of claims or  otherwise  or  substitution  therefor  is made as  described  below  under  "—Reduction  or  Substitution  of Credit
Enhancement."  If coverage  for Special  Hazard  Losses  takes the form of a special  hazard  insurance  policy,  the policy will  provide coverage  against risks of the type  described in this  prospectus  under  "Description  of Credit  Enhancement—Special  Hazard  Insurance
Policies."  The  master  servicer  may obtain a  substitute  policy  for the  existing  special  hazard  insurance  policy if prior to the substitution the master servicer obtains written  confirmation  from the Rating Agency or Agencies that rated the related  securities that the substitution shall not adversely affect the then-current ratings assigned to the securities by the Rating Agency or Agencies.

         The master servicer,  on behalf of itself, the trustee and  securityholders,  will provide the trustee  information  required for the  trustee to draw under the  letter of credit  and will  present  claims to each pool  insurer,  to the issuer of each  special  hazard insurance  policy,  and, in respect of  defaulted  mortgage  loans for which there is no servicer,  to each  primary  insurer and take any reasonable  steps as are necessary to permit recovery under the letter of credit,  insurance  policies or comparable  coverage  respecting defaulted  mortgage loans or mortgage loans which are the subject of a bankruptcy  proceeding.  As set forth above, all collections by the master  servicer under any mortgage pool insurance  policy or any Primary  Insurance  Policy and, where the related  property has not been restored, a special hazard insurance policy, are to be deposited in the related Distribution  Account,  subject to withdrawal as described above.  All draws under any letter of credit are also to be  deposited  in the  related  Distribution  Account.  In those cases in which a mortgage loan is serviced by a servicer,  the servicer,  on behalf of itself, the trustee and the  securityholders  will present claims to the primary  insurer,  and all paid claims shall  initially be deposited  in a Protected  Account  prior to being  delivered to the master servicer for ultimate deposit to the related Distribution Account.

         If any property securing a defaulted  mortgage loan is damaged and proceeds,  if any, from the related hazard insurance policy or any applicable  special hazard  insurance  policy are  insufficient  to restore the damaged  property to a condition  sufficient to permit recovery  under any  financial  guaranty  insurance  policy,  mortgage  pool  insurance  policy,  letter of credit or any related  Primary
Insurance  Policy,  neither the master  servicer  nor any  servicer  is  required to expend its own funds to restore the damaged  property unless it determines (1) that the restoration will increase the proceeds to one or more classes of  securityholders  on liquidation of the mortgage loan after  reimbursement  of the master  servicer for its expenses and (2) that the expenses will be  recoverable  by it through liquidation  Proceeds or Insurance  Proceeds.  If recovery under any financial guaranty insurance policy,  mortgage pool insurance policy, letter of credit or any related  Primary  Insurance  Policy is not available  because the master servicer or a servicer has been unable to make the above  determinations,  has made the  determinations  incorrectly  or recovery is not available for any other reason,  the master servicer and each servicer is nevertheless  obligated to follow the normal  practices and procedures  (subject to the preceding  sentence)
as it deems necessary or advisable to realize upon the defaulted mortgage loan and in the event the  determinations  have been incorrectly made, is entitled to reimbursement of its expenses in connection with the restoration.

Reduction or Substitution of Credit Enhancement

         The amount of credit  support  provided  pursuant to any form of credit  enhancement  may be reduced.  In most cases,  the amount available  pursuant to any form of credit  enhancement will be subject to periodic reduction in accordance with a schedule or formula on a nondiscretionary  basis pursuant to the terms of the related pooling and servicing  agreement or indenture.  Additionally,  in most cases, the form of credit support (and any  replacements  therefor) may be replaced,  reduced or terminated,  and the formula used in calculating the amount of coverage with respect to Bankruptcy  Losses,  Special  Hazard Losses or Fraud losses may be changed,  without the consent of the  securityholders,  upon the written assurance from each applicable Rating Agency that its then-current rating of the related series of securities will not be adversely  affected.  Furthermore,  in the event that the credit rating of any obligor under any applicable  credit enhancement is downgraded,  the credit rating or ratings of the related series of securities may be downgraded to a  corresponding  level, and,  neither the master  servicer nor any other person will be obligated  to obtain  replacement  credit  support in order to restore the rating or ratings of the related  series of  securities.  The master  servicer  will also be permitted to replace the credit  support with other credit  enhancement  instruments issued by obligors whose credit ratings are equivalent to the downgraded level and in lower amounts which would  satisfy the  downgraded  level,  provided that the  then-current  rating or ratings of the related  series of securities  are maintained.  Where the credit  support is in the form of a reserve fund, a permitted  reduction in the amount of credit  enhancement  will result in a release of all or a portion of the assets in the reserve fund to the depositor,  the master  servicer or the other person that is entitled thereto. Any assets so released will not be available for distributions in future periods.

                                          OTHER FINANCIAL OBLIGATIONS RELATED TO THE SECURITIES

Derivatives

         The trust fund may include  one or more  derivative  instruments,  as  described  in this  section.  All  derivative  instruments included in any trust fund will be used only in a manner that reduces or alters risk  resulting  from the  mortgage  loans or other assets in the pool,  and only in a manner  such that the return on the offered  securities  will be based  primarily  on the  performance  of the mortgage loans or other assets in the pool.  Derivative  instruments may include 1) interest rate swaps (or caps,  floors and collars) and yield  supplement  agreements as described  below,  2) currency swaps and 3) market value swaps that are referenced to the value of one or more of the mortgage loans or other assets included in the trust fund or to a class of offered securities.

         An interest  rate swap is an agreement  between two parties to exchange a stream of interest  payments on an agreed  hypothetical or "notional"  principal amount. No principal amount is exchanged between the  counterparties to an interest rate swap. In a typical swap, one party agrees to pay a fixed rate on a notional  principal  amount,  while the  counterparty  pays a floating rate based on one or more reference  interest  rates  including the London  Interbank  Offered Rate, or LIBOR, a specified  bank's prime rate or U.S.  Treasury Bill rates.  Interest rate swaps also permit  counterparties  to exchange a floating rate  obligation  based upon one reference  interest rate, such as LIBOR,  for a floating  rate  obligation  based upon another  referenced  interest  rate,  such as U.S.  Treasury  Bill rates.  An interest rate cap,  collar or floor is an agreement where the  counterparty  agrees to make payments  representing  interest on a notional principal amount when a specified  reference  interest rate is above a strike rate,  outside of a range of strike rates, or below a strike rate as  specified in the  agreement,  generally in exchange  for a fixed  amount paid to the  counterparty  at the time the  agreement is entered  into. A yield  supplement  agreement is a type of cap  agreement,  and is  substantially  similar to a cap agreement as described above.

         The trustee,  securities  administrator or supplemental interest trust trustee on behalf of the related trust fund may enter into interest rate swaps,  caps,  floors and collars,  or yield supplement  agreements,  to minimize the risk to  securityholders  from adverse changes in interest rates or to provide  supplemental credit support.  Cap agreements and yield supplement  agreements may be entered into to  supplement  the interest  rate or other rates  available to make  interest  payments on one or more classes of the  securities  of any series.

         A market value swap might be used in a structure  where the pooled assets are hybrid ARMs,  or mortgage  loans that provide for a fixed rate period and then convert by their terms to adjustable  rate loans.  Such a structure might provide that at a specified date near the end of the fixed rate period,  the investors  must tender their  securities  to the trustee who will then  transfer the  securities to other investors in a mandatory auction  procedure.  The market value swap would ensure that the original  investors would receive at least par at the time of tender, by covering any shortfall between par and the then current market value of their securities.

         In a market value swap,  five business  days prior to the  mandatory  auction date set forth in the  prospectus  supplement,  the auction  administrator  will  auction the classes of  certificates  referred to in the  prospectus  supplement  as the  mandatory  auction certificates  then  outstanding,  to third party investors.  On the mandatory  auction date, the mandatory  auction  certificates  will be transferred,  as described in the prospectus supplement,  to third party investors, and holders of the mandatory auction certificates will be entitled to receive the current principal amount of those certificates,  after application of all principal  distributions and realized losses on the mandatory  auction date, plus accrued  interest on such classes at the related  pass-through  rate from the first day of the month of the mandatory auction, up to but excluding the mandatory auction date.

         The auction  administrator  will enter into a market value swap with a swap counterparty  pursuant to which the swap counterparty will agree to pay the excess,  if any, of the current  principal amount of the mandatory  auction  certificates,  after application of all principal  distributions  and realized losses on such  distribution  date,  plus,  accrued  interest as described  above,  over the amount received in the  auction.  The  transfer in the auction  will not occur in the event that the swap  counterparty  fails to pay any amounts payable under the market value swap.

         In the event  that all or a  portion  of a class of the  mandatory  auction  certificates  is not sold in the  auction,  the swap counterparty  will make no payment with  respect to such class or portion  thereof,  and the holders  thereof will not be able to transfer those certificates on the mandatory auction date as a result of the auction.  However,  the auction  administrator will repeat the auction procedure  each month  thereafter  until a bid has been  received  for each  class or portion  thereof.  Upon  receipt of a bid,  the swap counterparty will make the payment described above if required.

         Any derivative  contracts will be documented  based upon the standard forms provided by the  International  Swaps and Derivatives
Association,  or  ISDA.  These  forms  generally  consist  of an  ISDA  master  agreement,  a  schedule  to the  master  agreement,  and a confirmation,  although in some cases the schedule and  confirmation  will be combined in a single  document and the standard  ISDA master agreement  will  be  incorporated  therein  by  reference.  Standard  ISDA  definitions  also  will be  incorporated  by  reference.  Each confirmation  will  provide for payments to be made by the  derivative  counterparty  to the trust,  and in some cases by the trust to the derivative  counterparty,  generally  based upon specified  notional  amounts and upon  differences  between  specified  interest rates or values.  For example,  the  confirmation  for an interest rate cap agreement  will contain a schedule of fixed interest  rates,  generally referred to as strike  rates,  and a schedule of notional  amounts,  for each  distribution  date during the term of the interest rate cap agreement.  The confirmation also will specify a reference rate,  generally a floating or adjustable  interest rate, and will provide that payments  will be made by the  derivative  counterparty  to the trust on each  distribution  date,  based on the notional  amount for that distribution date and the excess, if any, of the specified reference rate over the strike rate for that distribution date.

         In the event of the  withdrawal  of the credit rating of a derivative  counterparty  or the downgrade of such credit rating below levels  specified in the derivative  contract (where the derivative  contract is relevant to the ratings of the offered  securities,  such levels  generally are set by the rating  agencies  rating the offered  securities),  the derivative  counterparty  may be required to post collateral for the  performance of its obligations  under the derivative  contract,  or to take certain other measures  intended to assure performance of those obligations.  Posting of collateral will be documented using the ISDA Credit Support Annex.

         There can be no assurance the trustee,  securities  administrator  or  supplemental  interest trust trustee will be able to enter into  derivatives  at any  specific  time or at prices or on other terms that are  advantageous.  In  addition,  although the terms of the derivatives  may  provide for  termination  under  various  circumstances,  there can be no  assurance  that the  trustee  will be able to terminate a derivative when it would be economically advantageous to the trust fund to do so.

Purchase Obligations

         Some types of trust assets and some classes of securities of any series, as specified in the related prospectus  supplement,  may be subject to a purchase  obligation  that would become  applicable on one or more specified  dates, or upon the occurrence of one or more specified  events,  or on demand made by or on behalf of the  applicable  securityholders.  A purchase  obligation may be in the form of a conditional or unconditional  purchase  commitment,  liquidity facility,  maturity guaranty,  put option or demand feature.  The terms and conditions  of each  purchase  obligation,  including  the  purchase  price,  timing  and  payment  procedure,  will be  described  in the accompanying  prospectus  supplement.  A purchase  obligation  relating to trust  assets may apply to those trust assets or to the related securities.  Each purchase obligation may be a secured or unsecured obligation of the provider thereof,  which may include a bank or other financial  institution or an insurance company.  Each purchase obligation will be evidenced by an instrument  delivered to the trustee for the benefit of the  applicable  securityholders  of the related  series.  As specified in the  accompanying  prospectus  supplement,  each purchase  obligation  relating to trust assets will be payable solely to the trustee for the benefit of the securityholders of the related series.  Other purchase  obligations  may be payable to the trustee or directly to the holders of the securities to which that  obligation relate.

                                       DESCRIPTION OF PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE;
                                                            CLAIMS THEREUNDER

General

         The mortgaged  property with respect to each  mortgage loan will be required to be covered by a hazard  insurance  policy and, if required as described below, a Primary  Insurance Policy.  The following is only a brief description of these insurance  policies and does not purport to summarize or describe all of the provisions of these  policies.  The insurance is subject to  underwriting  and approval of individual mortgage loans by the respective insurers.

Primary Mortgage Insurance Policies

         In a  securitization  of single family loans,  single family loans included in the related  mortgage pool having a  Loan-to-Value
Ratio at  origination  of over 80% (or other  percentage  as  described  in the  related  prospectus  supplement)  may be  required by the depositor to be covered by a Primary Insurance  Policy.  The Primary Insurance Policy will insure against default on a mortgage loan as to at least the principal amount thereof  exceeding 75% of the Value of the related  mortgaged  property (or other percentage as described in the related  prospectus  supplement) at origination of the mortgage loan,  unless and until the principal  balance of the mortgage loan is reduced to a level that would produce a  Loan-to-Value  Ratio equal to or less than at least 80% (or other  percentage as described in the prospectus  supplement).  This type of mortgage loan will not be  considered  to be an exception to the  foregoing  standard if no Primary
Insurance Policy was obtained at origination but the mortgage loan has amortized to below the above  Loan-to-Value  Ratio percentage as of the  applicable  cut-off  date.  Mortgage  loans which are subject to negative  amortization  will only be covered by a Primary  Insurance
Policy if the coverage was so required  upon their  origination,  notwithstanding  that  subsequent  negative  amortization  may cause the mortgage loan's  Loan-to-Value  Ratio, based on the then-current  balance, to subsequently exceed the limits which would have required the coverage  upon their  origination.  Multifamily,  commercial  and  mixed-use  loans will not be  covered  by a Primary  Insurance  Policy, regardless of the related Loan-to-Value Ratio.

         While the terms and conditions of the Primary  Insurance  Policies  issued by a primary insurer will differ from those in Primary
Insurance  Policies issued by other primary  insurers,  each Primary  Insurance Policy will in general cover the Primary Insurance Covered
Loss. The primary insurer generally will be required to pay:

      o     the insured percentage of the Primary Insurance Covered Loss;

      o     the entire amount of the Primary Insurance  Covered Loss, after receipt by the primary insurer of good and merchantable  title to, and possession of, the mortgaged property; or

      o     at the option of the primary insurer,  the sum of the delinquent monthly payments plus any advances made by the insured,  both to the date of the claim  payment  and,  thereafter,  monthly  payments  in the amount  that  would have  become due under the mortgage  loan if it had not been  discharged  plus any  advances  made by the  insured  until the earlier of (1) the date the mortgage loan would have been discharged in full if the default had not occurred or (2) an approved sale.

         As  conditions  precedent to the filing or payment of a claim under a Primary  Insurance  Policy,  in the event of default by the mortgagor, the insured will typically be required, among other things, to:

      o     advance or discharge (1) hazard insurance  premiums and (2) as necessary and approved in advance by the primary insurer,  real estate taxes, protection and preservation expenses and foreclosure and related costs;

      o     in the event of any physical loss or damage to the mortgaged  property,  have the mortgaged  property restored to at least its condition at the effective date of the Primary Insurance Policy (ordinary wear and tear excepted); and

      o     tender to the primary insurer good and merchantable title to, and possession of, the mortgaged property.

         For any single  family loan for which the coverage is required  under the standard  described  above,  the master  servicer  will maintain,  or will cause each servicer to maintain,  in full force and effect and to the extent coverage is available a Primary  Insurance
Policy with regard to each single  family loan,  provided  that the Primary  Insurance  Policy was in place as of the cut-off date and the depositor had knowledge of the Primary  Insurance  Policy.  The master servicer or the Seller will not cancel or refuse to renew a Primary
Insurance  Policy in effect at the time of the initial  issuance of a series of securities  that is required to be kept in force under the applicable  pooling and servicing  agreement or indenture unless the replacement  Primary Insurance Policy for the canceled or non-renewed policy is maintained with an insurer whose  claims-paying  ability is acceptable to the Rating Agency or Agencies that rated the series of securities  for  mortgage  pass-through  certificates  or  mortgage-backed  notes  having a rating  equal to or  better  than the  highest then-current  rating of any class of the  series of  securities.  For  further  information  regarding  the extent of  coverage  under any mortgage pool insurance policy or primary Insurance Policy, see "Description of Credit  Enhancement—Mortgage  Pool insurance  Policies" in this prospectus.

Hazard Insurance Policies

         The terms of the  mortgage  loans  require  each  mortgagor  to  maintain  a hazard  insurance  policy for their  mortgage  loan.
Additionally,  the pooling and servicing  agreement or servicing  agreement will require the master servicer to cause to be maintained for each mortgage loan a hazard  insurance  policy  providing for no less than the coverage of the standard form of fire insurance policy with extended  coverage  customary in the state in which the  property is located.  The  coverage  generally  will be in an amount equal to the lesser of the  principal  balance owing on the mortgage loan and 100% of the  insurable  value of the  improvements  securing the mortgage loan;  provided,  that in any case, such amount shall be sufficient to prevent the mortgagor  and/or mortgagee from becoming a co-insurer.
The ability of the master  servicer to ensure that hazard  insurance  proceeds  are  appropriately  applied may be dependent on it, or the servicer of the mortgage  loan,  being named as an additional  insured  under any hazard  insurance  policy and under any flood  insurance policy  referred to below,  or upon the extent to which  information  in this regard is furnished to the master  servicer by mortgagors or servicers.

         As set forth above,  all amounts  collected by the master  servicer or a servicer  under any hazard policy (except for amounts to be applied to the  restoration  or repair of the mortgaged  property or released to the mortgagor in accordance  with teamster  servicer's normal  servicing  procedures) will be deposited in the related  Distribution  Account.  The pooling and servicing  agreement or servicing agreement will provide that the master servicer may satisfy its obligation to cause hazard  policies to be maintained by  maintaining,  or causing a servicer to  maintain,  a blanket  policy  insuring  against  losses on the mortgage  loans.  If the blanket  policy  contains a deductible  clause,  the master  servicer will deposit,  or will cause the  applicable  servicer to deposit,  in the related  Distribution
Account all sums which would have been deposited therein but for the clause.

         In general,  the standard form of fire and extended  coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning,  explosion,  smoke, windstorm,  hail, riot, strike and civil commotion,  subject to the conditions and exclusions  specified in each policy.  Although the policies  relating to the mortgage loans will be  underwritten  by different  insurers under  different  state laws in accordance  with  different  applicable  state forms and therefore  will not contain  identical  terms and conditions,  the basic terms  thereof are  dictated  by  respective  state laws,  and most of these  policies  typically  do not cover any physical damage  resulting from the following:  war,  revolution,  governmental  actions,  floods and other  water-related  causes,  earth movement  (including  earthquakes,  landslides and mudflows),  nuclear  reactions,  wet or dry rot, vermin,  rodents,  insects or domestic animals,  theft and, depending on the case, vandalism.  The foregoing list is merely indicative of the kinds of uninsured risks and is not intended to be  all-inclusive.  Where the  improvements  securing a mortgage loan are located in a federally  designated flood area at the time of  origination  of the mortgage loan, the pooling and servicing  agreement or servicing  agreement  requires the master  servicer to cause to be maintained for this mortgage loan,  flood  insurance (to the extent  available) in an amount equal in general to the lesser of the amount  required to  compensate  for any loss or damage on a  replacement  cost basis or the  maximum  insurance  available  under the federal flood insurance program.

         The hazard  insurance  policies  covering  the  mortgaged  properties  typically  contain a  co-insurance  clause which in effect requires the insured at all times to carry insurance of a specified  percentage  (generally 80% to 90%) of the full  replacement  value of the  improvements  on the property in order to recover the full amount of any partial  loss. If the  insured's  coverage  falls below this specified  percentage,  the clause  generally  provides  that the  insurer's  liability  in the event of partial  loss does not exceed the greater of (1) the  replacement  cost of the  improvements  damaged or destroyed less physical  depreciation  or (2) the proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of the improvements.

         Since the amount of hazard  insurance that  mortgagors are required to maintain on the  improvements  securing the mortgage loans may decline as the  principal  balances of the related  mortgage  loans  decrease,  and since  residential  properties  have  historically appreciated in value over time,  hazard  insurance  proceeds could be insufficient to restore fully the damaged property in the event of a partial loss. See  "Description  of Credit  Enhancement—Special  Hazard  Insurance  Policies" in this  prospectus for a description of the limited  protection  afforded by any special hazard  insurance policy against losses  occasioned by hazards which are otherwise  uninsured against (including losses caused by the application of the co-insurance clause described in the preceding paragraph).

         Under the terms of the mortgage  loans,  mortgagors are generally  required to present claims to insurers under hazard  insurance policies  maintained on the mortgaged  properties.  The master  servicer,  on behalf of the trustee and  securityholders,  is obligated to present claims,  or cause the servicer of the mortgage loans to present claims,  under any special hazard insurance policy and any blanket insurance policy insuring against hazard losses on the mortgaged  properties.  However,  the ability of the master servicer or servicer to present the claims is dependent upon the extent to which  information in this regard is furnished to the master  servicer or the servicers by mortgagors.

FHA Mortgage Insurance

         The Housing Act  authorizes  various FHA mortgage  insurance  programs.  Some of the mortgage  loans may be insured  under either
Section  203(b),  Section 221,  Section 223,  Section 234 or Section 235 of the Housing Act. Under Section  203(b),  FHA insures  mortgage loans of up to 30 years' duration for the purchase of one- to four-family  dwelling units.  Mortgage loans for the purchase of multifamily residential  rental  properties  are insured by the FHA under Section 221 and Section 223.  Mortgage loans for the purchase of condominium units are insured by FHA under  Section 234.  Trust assets  insured  under these  programs  must bear interest at a rate not exceeding the maximum rate in effect at the time the loan is made, as  established  by HUD, and may not exceed  specified  percentages  of the lesser of the  appraised  value of the property and the sales price,  less  seller-paid  closing  costs for the  property,  up to certain  specified maximums.  In addition,  FHA imposes initial investment minimums and other requirements on mortgage loans insured under the Section 203(b)
and Section 234 programs.
         Under  Section 235,  assistance  payments are paid by HUD to the  mortgagee  on behalf of eligible  borrowers  for as long as the borrowers  continue to be eligible for the payments.  To be eligible,  a borrower must be part of a family,  have income within the limits prescribed by HUD at the time of initial occupancy, occupy the property and meet requirements for recertification at least annually.

         The  regulations  governing  these  programs  provide  that  insurance  benefits  are  payable  either on  foreclosure,  or other acquisition of possession,  and  conveyance of the mortgaged  premises to HUD or on assignment of the defaulted  mortgage loan to HUD. The
FHA  insurance  that may be  provided  under  these  programs  on the  conveyance  of the home to HUD is equal to 100% of the  outstanding principal  balance of the mortgage loan, plus accrued  interest,  as described  below,  and certain  additional  costs and expenses.  When entitlement to insurance  benefits  results from assignment of the mortgage loan to HUD, the insurance  payment is computed as of the date of the  assignment  and includes  the unpaid  principal  amount of the  mortgage  loan plus  mortgage  interest  accrued and unpaid to the assignment date.

         When  entitlement to insurance  benefits  results from  foreclosure  (or other  acquisition of possession)  and  conveyance,  the insurance  payment is equal to the unpaid  principal  amount of the mortgage  loan,  adjusted to reimburse  the mortgagee for certain tax, insurance  and similar  payments  made by it and to deduct  certain  amounts  received or retained by the mortgagee  after  default,  plus reimbursement not to exceed two-thirds of the mortgagee's  foreclosure  costs. Any FHA insurance relating to the mortgage loans underlying a series of securities will be described in the related prospectus supplement.

         The  mortgage  loans may also be insured  under Title I Program of the FHA.  The  applicable  provisions  of this program will be described  in the related  prospectus  supplement.  The master  servicer  will be required to take steps,  or cause the  servicers  of the mortgage loans to take steps, reasonably necessary to keep any FHA insurance in full force and effect.

VA Mortgage Guaranty

         The Servicemen's  Readjustment Act of 1944, as amended,  permits a veteran or, in some instances,  his or her spouse, to obtain a mortgage loan guaranty by the VA covering mortgage financing of the purchase of a one-to  four-family  dwelling unit to be occupied as the veteran's  home at an interest  rate not exceeding  the maximum rate in effect at the time the loan is made,  as  established  by HUD. The program has no limit on the amount of a mortgage  loan,  requires no down payment for the  purchaser  and permits the guaranty of mortgage loans with terms,  limited by the estimated economic life of the property,  up to 30 years. The maximum guaranty that may be issued by the
VA under this  program is 50% of the  original  principal  amount of the mortgage  loan up to a dollar  limit  established  by the VA. The liability on the  guaranty is reduced or increased  pro rata with any  reduction  or increase in amount of  indebtedness,  but in no event will the amount  payable  on the  guaranty  exceed  the  amount of the  original  guaranty.  Notwithstanding  the  dollar  and  percentage limitations  of the  guaranty,  a mortgagee  will  ordinarily  suffer a monetary  loss only when the  difference  between the  unsatisfied indebtedness and the proceeds of a foreclosure sale of mortgaged  premises is greater than the original guaranty as adjusted.  The VA may, at its option,  and without regard to the guaranty,  make full payment to a mortgagee of the  unsatisfied  indebtedness on a mortgage upon its assignment to the VA.

         Since there is no limit imposed by the VA on the principal  amount of a  VA-guaranteed  mortgage loan but there is a limit on the amount of the VA guaranty,  additional  coverage under a Primary  Mortgage  Insurance Policy may be required by the depositor for VA loans in excess of amounts specified by the VA. The amount of the additional  coverage will be set forth in the related  prospectus  supplement.
Any VA  guaranty  relating  to  Contracts  underlying  a series of  certificates  or notes will be  described  in the  related  prospectus supplement.

                                                               THE SPONSOR

         The sponsor will be EMC Mortgage  Corporation  ("EMC") for each series of securities  unless  otherwise  indicated in the related prospectus  supplement.  The sponsor was  incorporated  in the State of Delaware on  September  26,  1990,  as a wholly  owned  subsidiary corporation of The Bear Stearns  Companies  Inc., and is an affiliate of the depositor and the  underwriter.  The sponsor was  established as a mortgage  banking  company to facilitate  the purchase and servicing of whole loan  portfolios  containing  various levels of quality from  "investment  quality" to varying  degrees of  "non-investment  quality" up to and including  real estate owned assets  ("REO").  The sponsor commenced operation in Texas on October 9, 1990.

         Since its inception in 1990, the sponsor has purchased over $100 billion in residential whole loans and servicing  rights,  which include the  purchase of newly  originated  alternative  A, jumbo  (prime) and  sub-prime  loans.  Loans are  purchased on a bulk and flow basis. The sponsor is one of the United States' largest  purchasers of scratch and dent,  sub-performing  and  non-performing  residential mortgages and REO from various  institutions,  including banks, mortgage companies,  thrifts and the U.S. government.  Loans are generally purchased with the ultimate strategy of securitization into an array of Bear Stearns'  securitizations  based upon product type and credit parameters, including those where the loan has become re-performing or cash-flowing.

         Performing  loans  include  first  lien fixed rate and ARMs,  as well as closed end fixed rate  second  liens and lines of credit
("HELOCs").  Performing  loans  acquired by the sponsor are subject to varying levels of due diligence  prior to purchase.  Portfolios may be reviewed for credit, data integrity,  appraisal  valuation,  documentation,  as well as compliance with certain laws.  Performing loans purchased will have been originated pursuant to the sponsor's  underwriting  guidelines or the originator's  underwriting  guidelines that are acceptable to the sponsor.

         Subsequent  to  purchase  by the  sponsor,  performing  loans are pooled  together  by product  type and  credit  parameters  and structured into RMBS, with the assistance of Bear Stearns' Financial  Analytics and Structured  Transactions  Group, for distribution into the primary market.

         The sponsor has been securitizing residential mortgage loans since 1999.

                                                              THE DEPOSITOR

         The  depositor,  Structured  Asset  Mortgage  Investments II Inc., was formed in the state of Delaware on June 10, 2003, and is a wholly-owned  subsidiary  of The Bear Stearns  Companies  Inc. The  depositor  was  organized for the sole purpose of serving as a private secondary mortgage market conduit. The depositor does not have, nor is it expected in the future to have, any significant assets.

         The depositor has been serving as a private  secondary  mortgage  market  conduit for  residential  mortgage loans since 2003. In conjunction  with the Seller's  acquisition of the mortgage loans, the depositor will execute a mortgage loan purchase  agreement  through which the loans will be transferred to itself.  These loans are subsequently  deposited in a common law or statutory  trust,  described in this prospectus supplement, which will then issue the certificates or notes.

         After issuance and registration of the securities  contemplated in this prospectus,  in the related prospectus supplement and any supplement  hereto,  the  depositor  will  have  substantially  no duties  or  responsibilities  with  respect  to the pool  assets or the securities, other than certain administrative duties as described in the related prospectus supplement.

                                                              THE AGREEMENTS

General

         Each series of  certificates  will be issued pursuant to a pooling and servicing  agreement or other  agreement  specified in the related prospectus supplement.  In general, the parties to a pooling and servicing agreement will include the depositor,  the trustee, the master  servicer and, in some cases,  a special  servicer.  However,  a pooling and servicing  agreement that relates to a trust fund that includes mortgage securities may include a party solely responsible for the administration of the mortgage  securities,  and a pooling and servicing  agreement that relates to a trust fund that consists solely of mortgage  securities may not include a master servicer,  special servicer or other servicer as a party.  All parties to each pooling and servicing  agreement under which securities of a series are issued will be identified in the related  prospectus  supplement.  Each series of notes will be issued  pursuant to an indenture.  The parties to each  indenture  will be the  related  Issuing  Entity and the  trustee.  The Issuing  Entity  will be created  pursuant to an owner trust agreement  between the depositor and the owner trustee and the mortgage loans or mortgage  securities  securing the notes will be serviced pursuant to a servicing agreement between the depositor and the master servicer.

         Forms of the Agreements have been filed as exhibits to the  registration  statement of which this prospectus is a part.  However, the provisions of each  Agreement will vary depending upon the nature of the related  securities and the nature of the related trust fund.
The  following  summaries  describe  provisions  that may  appear  in a  pooling  and  servicing  agreement  with  respect  to a series of certificates or in either the servicing  agreement or indenture with respect to a series of notes. The prospectus  supplement for a series of securities will describe material  provisions of the related  Agreements that differ from the description  thereof set forth below. The depositor will provide a copy of each Agreement  (without  exhibits) that relates to any series of securities  without charge upon written request of a holder of an offered security of the series addressed to it at its principal  executive  offices specified in this prospectus under "The Depositor".  As to each series of securities,  the related  agreements will be filed with the Commission in a current report on
Form 8-K following the issuance of the securities.

Certain Matters Regarding the Master Servicer and the Depositor

         The pooling and servicing  agreement or servicing  agreement for each series of securities  will provide that the master servicer may not resign from its obligations and duties except upon a determination  that performance of the duties is no longer  permissible under applicable  law or except (1) in  connection  with a permitted  transfer of  servicing  or (2) upon  appointment  of a successor  servicer reasonably  acceptable to the trustee and upon receipt by the trustee of letter from each Rating  Agency  generally to the effect that the resignation and appointment  will not, in and of itself,  result in a downgrading of the securities.  No resignation will become effective until the trustee or a successor servicer has assumed the master servicer's  responsibilities,  duties,  liabilities and obligations under the pooling and servicing agreement or servicing agreement.

         Each pooling and servicing  agreement  and  servicing  agreement  will also provide that the master  servicer,  the depositor and their directors,  officers,  employees or agents will not be under any liability to the trust fund or the  securityholders  for any action taken or for  refraining  from the taking of any action in good  faith,  or for errors in  judgment,  unless  the  liability  which  would otherwise be imposed was by reason of willful  misfeasance,  bad faith or gross  negligence in the  performance  of duties or by reason of reckless disregard of obligations and duties.  Each pooling and servicing  agreement and servicing agreement will further provide that the master  servicer,  the depositor,  and any director,  officer,  employee or agent of the master  servicer or the depositor are entitled to indemnification by the trust fund and will be held harmless against any loss,  liability or expense  (including  reasonable legal fees and disbursements  of counsel)  incurred in  connection  with any legal action  relating to the pooling and  servicing  agreement or servicing agreement or the related  series of  securities,  other than any loss,  liability  or expense  related to any  specific  mortgage  loan or mortgage  loans (except a loss,  liability or expense  otherwise  reimbursable  pursuant to the pooling and servicing  agreement)  and any loss,  liability or expense incurred by reason of willful  misfeasance,  bad faith or gross negligence in the performance of its duties or by reason of reckless  disregard of obligations  and duties.  In addition,  each pooling and servicing  agreement and servicing  agreement will provide that neither the master  servicer nor the depositor will be under any obligation to appear in,  prosecute or defend any legal or  administrative  action that is not  incidental  to its  respective  duties  under the pooling and  servicing  agreement  or  servicing agreement and which in its opinion may involve it in any expense or liability.  The master servicer or the depositor may, however,  in its discretion  undertake  any action  which it may deem  necessary  or  desirable  with  respect to the pooling and  servicing  agreement  or servicing  agreement  and the rights and duties of the parties to that  agreement  and the  interests  of the  securityholders.  The legal expenses and costs of the action and any resulting  liability  will be expenses,  costs and  liabilities of the trust fund, and the master servicer or the depositor, as the case may be, will be entitled reimbursement from funds otherwise distributable to securityholders.

         Any person into which the master servicer may be merged or  consolidated,  any person  resulting from any merger or consolidation to which the master  servicer is a party or any person  succeeding  to the business of the master  servicer  will be the  successor of the master servicer under the related  pooling and servicing  agreement or servicing  agreement,  provided that (1) the person is qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac and (2) the merger,  consolidation  or succession does not adversely affect the  then-current  ratings of the classes of  securities  of the related  series that have been rated.  In addition,  notwithstanding  the prohibition  on its  resignation,  the master  servicer  may assign  its rights  under a pooling  and  servicing  agreement  or  servicing agreement,  provided  clauses (1) and (2) above are satisfied and the person is reasonably  satisfactory to the depositor and the trustee.
In the case of an  assignment,  the master  servicer will be released from its  obligations  under the pooling and servicing  agreement or servicing agreement, exclusive of liabilities and obligations incurred by it prior to the time of the assignment.

Events of Default and Rights Upon Event of Default

         Pooling and Servicing Agreement

         Events of default under the pooling and servicing  agreement in respect of a series of certificates,  unless otherwise  specified in the prospectus supplement, will include:

      o     any failure by the master  servicer to make a required  deposit to the  Distribution  Account  (other than a Monthly  Advance)
            which continues  unremedied for 3 days (or other time period described in the related prospectus  supplement) after the giving of written notice of the failure to the master servicer;

      o     any  failure by the master  servicer to observe or perform in any  material  respect any other of its  material  covenants  or agreements in the pooling and servicing  agreement with respect to the series of certificates,  which covenants and agreements materially affect the rights of  certificateholders  of such series, and which failure continues unremedied for a period of 60 days days (or other time period  described in the related  prospectus  supplement)  after the date on which written  notice of such failure,  properly requiring the same to be remedied,  shall have been given to the master servicer by the trustee, or to the master  servicer and the trustee by the holders of  certificates  evidencing not less than 25% of the aggregate  undivided interests (or, if applicable, voting rights) in the related trust fund;

      o     events of insolvency,  readjustment of debt,  marshaling of assets and liabilities or similar proceedings regarding the master servicer and some actions by the master servicer  indicating its insolvency or inability to pay its obligations,  as specified in the related pooling and servicing agreement;

      o     any  failure  of  the  master  servicer  to  make  advances  as  described  in  this  prospectus  under  "Description  of  the
            Securities—Advances," by the date and time set forth in the pooling and servicing agreement;

      o     any  assignment or delegation by the master  servicer of its rights and duties under the pooling and servicing  agreement,  in contravention of the provisions permitting assignment and delegation in the pooling and servicing agreement; and

      o     any other event of default as set forth in the pooling and servicing agreement.

Additional  events of default will be  described in the related  prospectus  supplement.  A default  pursuant to the terms of any mortgage securities included in any trust fund will not constitute an event of default under the related pooling and servicing agreement.

         So long as an event of default  remains  unremedied,  either the trustee or holders of  certificates  evidencing  not less than a percentage specified in the related prospectus  supplement of the aggregate undivided interests (or, if applicable,  voting rights) in the related trust fund as specified in the related  pooling and servicing  agreement may, by written  notification to the master servicer (and to the  trustee if given by  certificateholders),  with the  consent of EMC,  terminate  all of the rights and  obligations  of the master servicer under the pooling and servicing  agreement (other than any right of the master servicer as  certificateholder  and other than the right to receive  servicing  compensation  and expenses for master servicing the mortgage loans during any period prior to the date of the termination)  covering the trust fund and in and to the mortgage loans and the proceeds thereof.  Upon such notification,  the trustee or, upon notice to the depositor  and with the  depositor's  (or an affiliate of the  depositor's)  consent,  its designee will succeed to all responsibilities,  duties and liabilities of the master servicer under the pooling and servicing  agreement  (other than any obligation to purchase mortgage loans) and will be entitled to similar  compensation  arrangements.  In the event that the trustee would be obligated to succeed the master  servicer  but is  unwilling  so to act, it may appoint (or if it is unable so to act, it shall  appoint) or petition a court of competent  jurisdiction for the appointment of, an established  mortgage loan servicing  institution with a net worth of at least an amount  specified in the related  prospectus  supplement  to act as successor to the master  servicer  under the pooling and  servicing agreement (unless  otherwise set forth in the pooling and servicing  agreement).  Pending an appointment,  the trustee is obligated to act as master servicer.  The trustee and the successor may agree upon the servicing  compensation to be paid, which in no event may be greater than the  compensation  to the initial  master  servicer  under the pooling and servicing  agreement.  Notwithstanding  the above,  upon a termination or  resignation of the master  servicer in accordance  with terms of the pooling and servicing  agreement,  EMC shall have the right to either assume the duties of the master servicer or appoint a successor  master  servicer  meeting the  requirements  set forth in the pooling and  servicing  agreement.  In  addition,  even if none of the events of default  listed  above under  "—Events of Default and
Rights Upon Event of Default — Pooling and Servicing  Agreement"  have  occurred,  EMC will have the right under the pooling and servicing agreement to terminate the master  servicer  without  cause and either  assume the duties of the master  servicer or a appoint a successor master servicer meeting the requirements set forth in the pooling and servicing agreement.

         No  certificateholder  will have any right under a pooling and servicing  agreement to institute any  proceeding  with respect to the pooling and servicing  agreement  unless (1) that holder  previously  gave the trustee written notice of a default that is continuing,
(2) the holders of certificates  evidencing not less than the percentage  specified in the related prospectus  supplement of the aggregate undivided  interests  (or, if  applicable,  voting  rights) in the related  trust fund  requested  the trustee in writing to institute the proceeding  in its own name as trustee and shall have  offered to the trustee  such  reasonable  indemnity  as it may require  against the costs,  expenses and  liabilities  that may be incurred in or because of the  proceeding  and (3) the trustee for 60 days after receipt of the request and indemnity has neglected or refused to institute any proceeding.

         The holders of certificates  representing at least 51% of the aggregate  undivided  interests (or, if applicable,  voting rights)
evidenced  by those  certificates  may waive the  default or event of default  (other  than a failure  by the master  servicer  to make an advance);  provided,  however,  that (1) a default or event of default  under the first or fourth items listed under  "—Events of Default"
above may be waived  only by all of the  holders of  certificates  affected  by the  default or event of default  and (2) no waiver  shall reduce in any manner the amount of, or delay the timing of,  payments  received on mortgage loans which are required to be distributed to, or otherwise materially adversely affect, any non-consenting certificateholder.

         Servicing Agreement

         For a series of notes, a servicing default under the related servicing agreement generally will include:

         o        any failure by the master  servicer to make a required  deposit to the  Distribution  Account or, if the master servicer is so required,  to  distribute to the holders of any class of notes or Equity  Certificates  of the series any required payment which  continues  unremedied  for 5 business days (or other period of time  described in the related  prospectus supplement)  after the giving of written  notice of the  failure to the master  servicer  by the  trustee or the Issuing
                  Entity;

         o        any failure by the master  servicer to observe or perform in any material  respect any other of its  material  covenants or  agreements in the servicing  agreement  with respect to the series of  securities,  which  covenants and  agreements materially  affect the rights of the  securityholders  of such series,  and which  failure  continues  unremedied  for a period of 60 days after the date on which written  notice of such failure,  properly  requiring the same to be remedied, shall have been given to the master servicer by the trustee or the Issuing Entity;

         o        events of insolvency,  readjustment of debt,  marshaling of assets and liabilities or similar proceedings  regarding the master servicer and some actions by the master servicer  indicating its insolvency or inability to pay its  obligations, as specified in the related servicing agreement;

         o        any  failure of the master  servicer  to make  advances  as  described  in this  prospectus  under  "Description  of the
                  Securities—Advances," and

         o        any other servicing default as set forth in the servicing agreement.

         So long as a servicing default remains  unremedied,  either the trustee or holders of notes evidencing not less than a percentage specified in the related  prospectus  supplement of the voting  rights of the related  trust fund,  as specified in the related  servicing agreement may, by written  notification  to the master  servicer and to the Issuing  Entity (and to the trustee if given by  noteholders), with the consent of EMC,  terminate all of the rights and  obligations of the master  servicer under the servicing  agreement  (other than any right of the master  servicer as  noteholder  or as holder of the Equity  Certificates  and other than the right to receive  servicing compensation and expenses for master servicing the mortgage loans during any period prior to the date of the  termination),  whereupon the trustee will succeed to all  responsibilities,  duties and  liabilities of the master servicer under the servicing  agreement  (other than any  obligation  to purchase  mortgage  loans) and will be entitled to similar  compensation  arrangements.  In the event that the trustee would be  obligated  to succeed the master  servicer  but is  unwilling  so to act, it may appoint (or if it is unable so to act, it shall appoint) or petition a court of competent  jurisdiction  for the  appointment of an approved  mortgage  servicing  institution  with a net worth of at least an amount  specified  in the  related  prospectus  supplement  to act as  successor  to the  master  servicer  under the servicing agreement (unless otherwise set forth in the servicing agreement).  Pending the appointment,  the trustee is obligated to act in the capacity.  The trustee and the successor may agree upon the servicing  compensation to be paid,  which in no event may be greater than the  compensation  to the initial  master  servicer  under the servicing  agreement.  Notwithstanding  the above,  upon a  termination  or resignation  of the master  servicer in accordance  with terms of the servicing  agreement,  EMC shall have the right to either assume the duties of the master servicer or appoint a successor master servicer meeting the  requirements  set forth in the servicing  agreement.  In addition,  even if none of the events of default  listed  above under  "—Events  of Default  and Rights  Upon Event of Default—  Servicing
Agreement" have occurred,  EMC will have the right under the related  servicing  agreement to terminate the master servicer  without cause and either assume the duties of the master servicer or a appoint a successor  master servicer  meeting the  requirements  set forth in the related servicing agreement.

         Indenture

         For a series of notes, an event of default under the indenture generally will include:

         o        a  default  for five days or more (or other  period of time  described  in the  related  prospectus  supplement)  in the payment of any principal of or interest on any note of the series;

         o        failure to perform any other  covenant of the  Depositor in the  indenture  which  continues for a period of thirty days after notice thereof is given in accordance with the procedures described in the related indenture;

         o        any  representation  or warranty made by the Depositor in the indenture or in any certificate or other writing delivered pursuant  thereto or in  connection  therewith  with  respect to or  affecting  the series  having been  incorrect  in a material  respect as of the time made,  and the breach is not cured within thirty days after notice  thereof is given in accordance with the procedures described in the related indenture;

         o        events of bankruptcy, insolvency, receivership or liquidation of the Depositor, as specified in the indenture; or

         o        any other event of default provided with respect to notes of that series.

         If an event of default with respect to the notes of any series at the time outstanding  occurs and is continuing,  the trustee or the holders of a majority of the then  aggregate  outstanding  amount of the notes of the series may declare the  principal  amount of all the notes of the series to be due and payable  immediately.  The declaration may, in some circumstances,  be rescinded and annulled by the holders of a majority in aggregate outstanding amount of the related notes.

         If following an event of default  with respect to any series of notes,  the notes of the series have been  declared to be due and payable,  the trustee may, in its discretion,  notwithstanding  the acceleration,  elect to maintain possession of the collateral securing the notes of the series and to continue to apply payments on the collateral as if there had been no  declaration  of  acceleration  if the collateral  continues  to provide  sufficient  funds for the payment of principal of and interest on the notes of the series as they would have become due if there had not been a  declaration.  In  addition,  the  trustee  may not sell or  otherwise  liquidate  the  collateral securing the notes of a series following an event of default,  unless (1) the holders of 100% of the then aggregate  outstanding amount of the notes of the series consent to the sale,  (2) the proceeds of the sale or  liquidation  are sufficient to pay in full the principal of and accrued interest,  due and unpaid,  on the outstanding notes of the series at the date of the sale or (3) the trustee  determines that the  collateral  would not be sufficient  on an ongoing  basis to make all payments on the notes as the payments  would have become due if the notes had not been  declared due and  payable,  and the trustee  obtains the consent of the holders of a  percentage  specified in the related prospectus supplement of the then aggregate outstanding amount of the notes of the series.

         In the event that the trustee  liquidates the collateral in connection with an event of default,  the indenture provides that the trustee will have a prior lien on the proceeds of the  liquidation  for unpaid fees and expenses.  As a result,  upon the occurrence of an event of default,  the amount  available for payments to the  noteholders  would be less than would  otherwise be the case.  However,  the trustee may not institute a proceeding for the  enforcement of its lien except in connection  with a proceeding for the enforcement of the lien of the indenture for the benefit of the noteholders after the occurrence of the event of default.

         In the event the  principal of the notes of a series is declared due and payable,  as described  above,  the holders of the notes issued at a discount  from par may be entitled to receive no more than an amount  equal to the unpaid  principal  amount  thereof less the amount of the discount that is unamortized.

         No noteholder or holder of an Equity  Certificate  generally  will have any right under an owner trust  agreement or indenture to institute any  proceeding  with respect to the Agreement  unless (1) that holder  previously  has given to the trustee  written  notice of default and the continuance  thereof,  (2) the holders of notes or Equity  Certificates  of any class  evidencing not less than 25% of the aggregate Percentage  Interests  constituting that class (a) have made written request upon the trustee to institute the proceeding in its own name as trustee and (b) have offered to the trustee  reasonable  security or  indemnity  against the costs,  expenses and  liabilities that may be incurred in or because of the  proceeding,  (3) the trustee has neglected or refused to institute the  proceeding  for 60 days after  receipt of the request and  indemnity  and (4) no  direction  inconsistent  with the written  request has been given to the trustee during the 60 day period by the holders of a majority of the aggregate Percentage Interests constituting that class.

Amendment

         Each  pooling  and  servicing  agreement  may be amended by the  parties  thereto,  without  the consent of any of the holders of certificates covered by the pooling and servicing agreement,

      o     to cure any ambiguity,

      o     to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein,

      o     if a REMIC  election  has been made with  respect  to the  related  trust  fund,  to  modify,  eliminate  or add to any of its provisions (A) to the extent as shall be necessary to maintain the  qualification  of the trust fund as a REMIC or to avoid or minimize the risk of  imposition  of any tax on the related  trust fund,  provided that the trustee has received an opinion of counsel to the effect that (1) the action is necessary or desirable to maintain the  qualification or to avoid or minimize the risk,  and (2) the action will not  adversely  affect in any  material  respect the  interests  of any holder of  certificates covered by the pooling and servicing agreement,  or (B) to restrict the transfer of the REMIC Residual Certificates,  provided that the depositor has determined that the then-current  ratings of the classes of the certificates  that have been rated will not be adversely  affected,  as evidenced by a letter from each applicable Rating Agency, and that the amendment will not give rise to any tax with respect to the transfer of the REMIC Residual Certificates to a non-permitted transferee,

      o     to make any other provisions with respect to matters or questions arising under the pooling and servicing  agreement which are not materially  inconsistent with the provisions  thereof,  provided that the action will not adversely affect in any material respect the interests of any certificateholder, or

      o     to comply with any changes in the Code.

         The pooling and servicing  agreement may also be amended by the parties  thereto with the consent of the holders of  certificates evidencing over 50% of the aggregate  Percentage  Interests of the trust fund or of the applicable class or classes, if such amendment affects  only such class or classes,  for the purpose of adding any  provisions  to or  changing in any manner or  eliminating  any of the provisions of the pooling and servicing  agreement or of modifying in any manner the rights of the holders of certificates  covered by the pooling  and  servicing  agreement,  except  that the  amendment  may not (1)  reduce in any manner the amount of, or delay the timing of, payments  received on mortgage  loans which are required to be distributed on a certificate of any class without the consent of the holder of the  certificate or (2) reduce the aforesaid  percentage of  certificates  of any class the holders of which are required to consent to the amendment  without the consent of the holders of all  certificates  of the class covered by the pooling and servicing  agreement  then outstanding.

         With  respect to each series of notes,  each related  servicing  agreement  or  indenture  may be amended by the parties  thereto without the consent of any of the holders of the notes covered by the Agreement,  to cure any ambiguity,  to correct, modify or supplement any provision  therein,  or to make any other  provisions  with respect to matters or questions  arising under the Agreement which are not inconsistent  with the provisions  thereof,  provided that the action will not adversely  affect in any material  respect the interests of any holder of notes covered by the Agreement.  Each  Agreement may also be amended by the parties  thereto with the consent of the holders of notes evidencing not less than the percentage  specified in the related  prospectus  supplement of the voting rights,  for any purpose;
provided, however, that the amendment may not:

                  (1)      reduce in any manner the amount of or delay the timing of,  payments  received on trust fund  assets  which are required to be distributed on any certificate without the consent of the holder of the certificate,

                  (2)      adversely  affect in any material  respect the interests of the holders of any class of notes in a manner other than as described  in (1),  without the consent of the holders of notes of the class  evidencing  not less than the percentage  specified in the related  prospectus  supplement of the aggregate  Percentage  Interests of the trust fund or of the applicable class or classes, if such amendment affects only such class or classes or

                  (3)      reduce the aforesaid  percentage of voting rights required for the consent to the amendment without the consent of the holders of all notes covered by the Agreement then outstanding.

The voting  rights  evidenced by any security  will be the portion of the voting  rights of all of the  securities  in the related  series allocated in the manner described in the related prospectus supplement.

         Notwithstanding  the  foregoing,  if a REMIC  election  has been made with  respect to the  related  trust  fund,  the trustee or indenture  trustee will not be entitled to consent to any amendment to a pooling and servicing  agreement or an indenture  without  having first  received an opinion of counsel to the effect that the  amendment or the exercise of any power granted to the master  servicer,  the depositor,  the trustee or indenture  trustee,  or any other  specified  person in accordance  with the  amendment  will not result in the imposition of a tax on the related trust fund or cause the trust fund to fail to qualify as a REMIC.

         The Master  Servicer and any director,  officer,  employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under the transaction documents.

Termination; Retirement of Securities

         The  obligations  created by the related  Agreements  for each series of  securities  (other than the limited  payment and notice obligations  of the trustee) will  terminate upon the payment to  securityholders  of that series of all amounts held in the  Distribution
Account or by the master  servicer  and required to be paid to them  pursuant to the  Agreements  following  the earlier of, (1) the final payment or other  liquidation  or  disposition  (or any advance with  respect  thereto) of the last  mortgage  loan,  REO property  and/or mortgage  security  subject  thereto and (2) the purchase by the master  servicer,  a servicer,  the  depositor or its designee (or (a) if specified  in the  related  prospectus  supplement  with  respect to each  series of  certificates,  by the  holder of the REMIC  Residual
Certificates  (see "Federal Income Tax Consequences"  below) or (b) if specified in the prospectus  supplement with respect to each series of notes, by the holder of the Equity  Certificates)  from the trust fund for the series of all remaining  mortgage loans,  REO properties and/or mortgage  securities.  In addition to the foregoing,  the master servicer,  a servicer,  the depositor or its designee may have the option to purchase,  in whole but not in part, the securities  specified in the related  prospectus  supplement in the manner set forth in the related prospectus  supplement.  With respect to any series of certificates which provides for such a purchase, the purchase shall not be made unless either:  (1) the aggregate  principal  balance of the  certificates  as of the date is equal to or less than the percentage specified in the related  prospectus  supplement of the aggregate  principal balance of the certificates as of the Closing Date or (2) the aggregate  principal  balance  of the  mortgage  loans as of the date is equal to or less than the  percentage  specified  in the  related prospectus  supplement of the aggregate  principal  balance of the mortgage  loans as of the cut-off date. In the event that any series of certificates which provides for such a purchase at 25% or more of the aggregate principal balance  outstanding,  the certificates will use the word  "Callable" in their title.  With respect to any series of notes which  provides for such a purchase,  the purchase  shall not be made unless the aggregate  principal balance of the notes as of the date is equal to or less than the percentage  specified in the related prospectus  supplement  of the  aggregate  principal  balance of the notes as of the  Closing  Date or a period  specified  in the related prospectus  supplement  has elapsed since the initial  distribution  date. In the event that any series of notes which provides for such a purchase at 25% or more of the aggregate  principal balance  outstanding,  the notes will use the word "Callable" in their title. Upon the purchase of the securities or at any time  thereafter,  at the option of the master servicer,  a servicer,  the depositor or its designee, the assets of the trust fund may be sold,  thereby  effecting a retirement of the securities and the termination of the trust fund, or the securities  so purchased  may be held or resold by the master  servicer,  the  depositor or its  designee.  In no event,  however,  unless otherwise  provided in the  prospectus  supplement,  will a trust  created by a pooling  and  servicing  agreement  related to a series of certificates  continue  beyond the expiration of 21 years from the death of the survivor of the persons named in the pooling and servicing agreement.  Written  notice of  termination of the pooling and servicing  agreement  will be given to each  securityholder,  and the final distribution  will be made only upon surrender and  cancellation  of the securities at an office or agency  appointed by the trustee which will be specified in the notice of termination.  If the  securityholders are permitted to terminate the trust under the applicable pooling and  servicing  agreement,  a penalty  may be imposed  upon the  securityholders  based upon the fee that would be  foregone by the master servicer because of the termination.

         The purchase of mortgage loans and property  acquired in respect of mortgage loans  evidenced by a series of securities  shall be made at the option of the master servicer,  a servicer,  the depositor,  its designee or, if applicable,  the holder of the REMIC Residual
Certificates or Equity  Certificates at the price specified in the related  prospectus  supplement.  The exercise of the right will effect early retirement of the securities of that series, but the right of the master servicer,  a servicer,  the depositor,  its designee or, if applicable,  the holder to so purchase is subject to the aggregate  principal balance of the mortgage loans and/or mortgage  securities in the trust fund for that series as of the distribution  date on which the purchase is to occur being less than the percentage  specified in the related  prospectus  supplement of the aggregate  principal  balance of the mortgage loans and/or  mortgage  securities at the cut-off date or closing  date,  as  specified  in the  prospectus  supplement,  for that  series.  The  prospectus  supplement  for each series of securities  will set forth the amounts  that the holders of the  securities  will be entitled to receive  upon the early  retirement.  The early  termination may adversely affect the yield to holders of the securities.  With respect to any series of  certificates,  an optional purchase of the  mortgage  loans in the related  trust fund may not result in the related  certificates  receiving  an amount equal to the principal  balance  thereof  plus accrued and unpaid  interest and any  undistributed  shortfall on the related  certificates.  If a REMIC election has been made, the termination of the related trust fund will be effected in a manner  consistent with applicable  federal income tax regulations and its status as a REMIC.

         Following  any  optional  termination,  there  will be no  continuing  direct or  indirect  liability  of the  trust  fund or any securityholder as sellers of the assets of the trust fund.

The Securities Administrator

         Each prospectus  supplement for a series of securities may provide for a securities  administrator which shall be responsible for performing certain  administrative and tax functions typically performed by the trustee.  The securities  administrator shall at all times be a corporation  or an association  organized and doing business under the laws of any state or the United States of America,  authorized under the laws to  exercise  corporate  trust  powers,  having a combined  capital  and  surplus of at least  $40,000,000  and  subject to supervision or examination by federal or state authority.  The entity that serves as securities  administrator may have typical banking or other  relationships with the depositor and its affiliates.  The securities  administrator may also act as master servicer for a series of securities.

Duties of Securities Administrator

         The securities  administrator  for each series of securities will make no representation as to the validity or sufficiency of the related  Agreements,  the securities or any underlying  mortgage loan,  mortgage  security or related document and will not be accountable for the use or  application  by or on  behalf of any  master  servicer  (unless  the  securities  administrator  is also  acting as master servicer),  servicer  or special  servicer  of any funds paid to the  master  servicer,  servicer  or special  servicer  in respect of the securities or the  underlying  mortgage loans or mortgage  securities,  or any funds  deposited  into or withdrawn  from the  Distribution
Account  for the  series or any other  account by or on behalf of the master  servicer,  servicer  or  special  servicer.  The  securities administrator  for each series of  securities  will be required  to perform  only those  duties  specifically  required  under the related
Agreement.  However,  upon  receipt of any of the  various  certificates,  reports or other  instruments  required to be  furnished  to it pursuant to the related  Agreement,  a securities  administrator  will be required to examine the documents and to determine  whether they conform to the requirements of the agreement.

Some Matters Regarding the Securities Administrator

         As and to the extent  described  in the  related  prospectus  supplement,  the fees and normal  disbursements  of any  securities administrator  may be the expense of the related master servicer or other  specified  person or may be required to be borne by the related trust fund.

         The securities  administrator for each series of securities  generally will be entitled to  indemnification  from amounts held in the Distribution  Account for the series, for any loss,  liability or expense incurred by the securities  administrator in connection with the securities  administrator's  administration  of the trust under the related  pooling and servicing  agreement or indenture  unless the loss,  liability,  cost or expense was incurred by reason of willful  misfeasance,  bad faith or negligence on the part of the  securities administrator in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations or duties.

Resignation and Removal of the Securities Administrator

         The  securities  administrator  for each  series of  securities  may resign at any time,  in which  event the  depositor  will be obligated to appoint a successor securities  administrator.  The depositor may also remove the securities  administrator if the securities administrator  ceases to be eligible to continue as such under the pooling and  servicing  agreement  or  indenture  or if the  securities administrator  becomes  incapable  of acting,  bankrupt,  insolvent  or if a receiver or public  officer  takes  charge of the  securities administrator  or its property.  Upon such  resignation  or removal of the  securities  administrator,  the depositor  will be entitled to appoint a successor securities  administrator.  The securities  administrator may also be removed at any time by the holders of securities evidencing  ownership of not less than the percentage  specified in the related prospectus  supplement of the trust. In the event that the securityholders  remove the securities  administrator,  the compensation of any successor  securities  administrator  shall be paid by the securityholders  to the  extent  that such  compensation  exceeds  the  amount  agreed to by the  depositor  and the  original  securities administrator.  Any resignation or removal of the securities  administrator and appointment of a successor  securities  administrator will not become effective until acceptance of the appointment by the successor securities administrator.

The Trustee

         The trustee under each pooling and servicing  agreement and indenture  will be named in the related  prospectus  supplement.  The trustee shall at all times be a corporation  or an  association  organized  and doing  business  under the laws of any state or the United
States of America,  authorized  under the laws to  exercise  corporate  trust  powers,  having a combined  capital and surplus of at least
$40,000,000  and subject to supervision or examination by federal or state  authority.  The entity that serves as trustee may have typical banking relationships with the depositor and its affiliates.

Duties of the Trustee

         The  trustee  for each  series of  securities  will make no  representation  as to the  validity  or  sufficiency  of the related
Agreements,  the securities or any underlying  mortgage loan,  mortgage  security or related  document and will not be accountable for the use or  application  by or on behalf of any master  servicer,  servicer  or  special  servicer  of any funds paid to the master  servicer, servicer  or special  servicer  in respect of the  securities  or the  underlying  mortgage  loans or  mortgage  securities,  or any funds deposited  into or withdrawn  from the  Distribution  Account for the series or any other account by or on behalf of the master  servicer, servicer or special  servicer.  If no event of default has occurred and is continuing,  the trustee for each series of securities  will be required to perform only those duties  specifically  required  under the related  pooling and servicing  agreement or indenture.  However, upon  receipt of any of the various  certificates,  reports or other  instruments  required to be  furnished to it pursuant to the related
Agreement,  a trustee  will be required to examine  the  documents  and to  determine  whether  they  conform to the  requirements  of the agreement.

         If an Event of Default shall occur,  the trustee shall,  by notice in writing to the master  servicer,  which may be delivered by telecopy,  immediately  terminate all of the rights and obligations  (but not the liabilities) of the master servicer  thereafter  arising under the Agreements,  but without  prejudice to any rights it may have as a security holder or to  reimbursement  of Monthly Advances and other  advances of its own funds.  Upon the receipt by the master  servicer of the written  notice,  all authority and power of the master servicer  under the  Agreements,  whether with respect to the  securities,  the Mortgage  Loans,  REO Property or under any other  related agreements (but only to the extent that such other  agreements  relate to the Mortgage Loans or related REO Property) shall  automatically and without  further  action pass to and be vested in the trustee.  The trustee shall act to carry out the duties of the master  servicer, including  the  obligation  to make any Monthly  Advance the  nonpayment  of which was an Event of Default.  Any such action  taken by the trustee must be prior to the distribution on the relevant Distribution Date.

         Upon the receipt by the master servicer of a notice of termination,  the trustee shall automatically  become the successor in all respects to the master  servicer in its capacity  under the Agreements  and the  transactions  set forth or provided for therein and shall thereafter be subject to all the  responsibilities,  duties,  liabilities  and limitations on liabilities  relating  thereto placed on the master servicer by the terms and provisions thereof;  provided,  however,  that the sponsor shall have the right to either (a) immediately assume the duties of the master servicer or (b) select a successor  master servicer;  provided  further,  however,  that the trustee shall have no obligation  whatsoever with respect to any liability (other than advances deemed  recoverable and not previously made) incurred by the master  servicer at or prior to the time of termination.  As  compensation,  the trustee shall be entitled to  compensation  which the master servicer would have been entitled to retain if the master  servicer had continued to act  thereunder,  except for those amounts due the master  servicer as  reimbursement  permitted  under the  Agreements for advances  previously  made or expenses  previously  incurred.
Notwithstanding  the above,  the trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act,  appoint or petition a court of competent  jurisdiction to appoint,  any established  housing and home finance  institution  which is a Fannie Mae- or
Freddie  Mac-approved  servicer,  and with  respect to a successor  to the master  servicer  only,  having a net worth of not less than an amount specified in the related prospectus  supplement,  as the successor to the master servicer hereunder in the assumption of all or any part of the  responsibilities,  duties or liabilities of the master servicer hereunder;  provided,  that the trustee shall obtain a letter from each rating  agency that the  ratings,  if any, on each of the  securities  will not be lowered as a result of the  selection  of the successor to the master servicer.  Pending  appointment of a successor to the master  servicer,  the trustee shall act in such capacity as hereinabove provided.  In connection with such appointment and assumption,  the trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree;  provided,  however, that the provisions of the
Agreements  shall apply,  the  compensation  shall not be in excess of that which the master  servicer  would have been entitled to if the master  servicer had continued to act hereunder,  and that such successor shall undertake and assume the obligations of the Trustee to pay compensation  to any third Person acting as an agent or independent  contractor in the  performance of master  servicing  responsibilities hereunder.  The trustee and such successor shall take such action,  consistent  with the  Agreements,  as shall be necessary to effectuate any such succession.

         If the trustee shall succeed to any duties of the master servicer  respecting the Mortgage Loans as provided herein,  it shall do so in a separate capacity and not in its capacity as trustee and,  accordingly,  the provisions of the Agreements concerning the trustee's duties shall be  inapplicable  to the trustee in its duties as the successor to the master servicer in the servicing of the Mortgage Loans
(although such provisions  shall continue to apply to the trustee in its capacity as trustee);  the provisions of the Agreements  relating to the master servicer, however, shall apply to it in its capacity as successor master servicer.

         Upon any termination or appointment of a successor to the master  servicer,  the trustee shall give prompt written notice thereof to security holders of record pursuant to the Agreements and to the rating agencies.

         The trustee  shall  transmit by mail to all  securityholders,  within the number of days  specified by the  Agreements  after the occurrence of any Event of Default  actually known to a responsible  officer of the trustee,  unless such Event of Default shall have been cured,  notice of each such  Event of  Default.  In the event  that the  security  holders  waive  the Event of  Default  pursuant  to the
Agreements, the trustee shall give notice of any such waiver to the rating agencies.

         Upon written request of three or more  securityholders of record, for purposes of communicating with other  securityholders  with respect to their rights under the  Agreements,  the trustee will afford such  securityholders  access  during  business  hours to the most recent list of securityholders held by the trustee.

Some Matters Regarding the Trustee

         As and to the extent  described in the related  prospectus  supplement,  the fees and normal  disbursements of any trustee may be the expense of the related master servicer or other specified person or may be required to be borne by the related trust fund.

         The trustee for each series of securities  generally will be entitled to  indemnification  from amounts held in the  Distribution
Account for the series,  for any loss,  liability  or expense  incurred by the trustee in  connection  with the  trustee's  acceptance  or administration of its trusts under the related pooling and servicing  agreement or indenture unless the loss,  liability,  cost or expense was incurred by reason of willful  misfeasance,  bad faith or negligence on the part of the trustee in the  performance of its obligations and duties, or by reason of its reckless disregard of its obligations or duties.

Resignation and Removal of the Trustee

         The  trustee  may resign at any time,  in which  event the  depositor  will be  obligated  to appoint a  successor  trustee.  The depositor may also remove the trustee if the trustee  ceases to be eligible to continue  under the pooling and  servicing  agreement or if the trustee becomes insolvent.  Upon becoming aware of the circumstances,  the depositor will be obligated to appoint a successor trustee.
The  trustee  may also be removed at any time by the  holders of  securities  evidencing  not less than the  percentage  specified  in the related  prospectus  supplement of the aggregate  undivided  interests (or, if  applicable,  voting rights) in the related trust fund. Any resignation  or removal of the  trustee  and  appointment  of a  successor  trustee  will not become  effective  until  acceptance  of the appointment by the successor trustee.  If the trustee resigns or is removed by the depositor,  the expenses  associated with the change of trustees will be paid by the former trustee and reimbursed  from the  Distribution  Account by the paying agent. If the trustee is removed by holders of securities,  such holders shall be responsible for paying any compensation  payable to a successor trustee, in excess of the amount paid to the predecessor trustee.

                                                           YIELD CONSIDERATIONS

         The yield to  maturity  of an  offered  security  will  depend on the price paid by the holder  for the  security,  the  security interest  rate on a security  entitled to payments of interest  (which  security  interest  rate may vary if so  specified  in the related prospectus supplement) and the rate and timing of principal payments (including  prepayments,  defaults,  liquidations and repurchases) on the mortgage loans and the allocation  thereof to reduce the principal  balance of the security (or notional amount thereof if applicable)
and other factors.

         A class of securities may be entitled to payments of interest at a fixed security  interest  rate, a variable  security  interest rate or adjustable  security  interest rate, or any combination of security  interest rates,  each as specified in the related  prospectus supplement.  A variable  security  interest rate may be calculated  based on the weighted average of the Net Mortgage Rates of the related mortgage  loans,  or the weighted  average of the interest rates (which may be net of trustee fees) paid on the mortgage  securities,  for the month  preceding  the  distribution  date if so specified in the related  prospectus  supplement.  As will be described in the related prospectus supplement,  the aggregate payments of interest on a class of securities,  and their yield to maturity, will be affected by the rate of payment of principal on the securities (or the rate of reduction in the notional  balance of securities  entitled only to payments of interest),  in the case of securities  evidencing interests in ARM Loans, by changes in the Net Mortgage Rates on the ARM Loans, and in the case of securities  evidencing  interests in mortgage  securities  with floating or variable  rates,  by changes in such rates and the indices on which they are based.  See "Maturity and Prepayment  Considerations"  below.  The yield on the securities will also be affected by  liquidations  of  mortgage  loans  following  mortgagor  defaults  and by  purchases  of  mortgage  loans in the event of  breaches of representations  and warranties made in respect of the mortgage loans by the depositor,  the master servicer and others, or conversions of
ARM Loans to a fixed interest rate. See "The Mortgage  Pools—Representations  by Sellers" and  "Descriptions of the  Securities—Assignment
of Trust Fund Assets" above.  Holders of Strip  Securities or a class of securities  having a security  interest rate that varies based on the weighted average  mortgage rate of the underlying  mortgage loans may be affected by  disproportionate  prepayments and repurchases of mortgage loans having higher Net Mortgage Rates or rates applicable to the Strip Securities, as applicable.

         With  respect to any series of  securities,  a period of time will  elapse  between  the date upon which  payments on the related mortgage  loans are due and the  distribution  date on which  the  payments  are  passed  through  to  securityholders.  That  delay  will effectively  reduce the yield that would otherwise be produced if payments on the mortgage loans were  distributed to  securityholders  on or near the date they were due.

         In general,  if a class of  securities  is  purchased  at initial  issuance at a premium and payments of principal on the related mortgage loans occur at a rate faster than  anticipated at the time of purchase,  the  purchaser's  actual yield to maturity will be lower than that  assumed at the time of  purchase.  Similarly,  if a class of  securities  is  purchased  at initial  issuance at a discount and payments of principal on the related  mortgage  loans occur at a rate slower than that  assumed at the time of purchase,  the  purchaser's actual yield to maturity will be lower than that originally anticipated.  The effect of principal prepayments,  liquidations and purchases on yield will be  particularly  significant in the case of a series of securities  having a class entitled to payments of interest only or to payments of interest that are disproportionately  high relative to the principal payments to which the class is entitled.  Such a class will likely be sold at a substantial  premium to its principal  balance and any faster than anticipated rate of prepayments will adversely affect the yield to its  holders.  Extremely  rapid  prepayments  may  result in the  failure of such  holders  to recoup  their  original investment.  In addition, the yield to maturity on other types of classes of securities,  including Accrual Securities and securities with a security  interest rate which  fluctuates  inversely with or at a multiple of an index,  may be relatively more sensitive to the rate of prepayment on the related mortgage loans than other classes of securities.

         The timing of changes in the rate of principal  payments on or  repurchases  of the mortgage  loans may  significantly  affect an investor's  actual  yield to  maturity,  even if the average  rate of  principal  payments  experienced  over time is  consistent  with an investor's  expectation.  In general,  the earlier a prepayment of principal on the underlying mortgage loans or a repurchase thereof, the greater will be the effect on an investor's yield to maturity.  As a result,  the effect on an investor's yield of principal  payments and repurchases  occurring at a rate higher (or lower) than the rate anticipated by the investor during the period  immediately  following the issuance of a series of  securities  would not be fully  offset by a  subsequent  like  reduction  (or  increase) in the rate of principal payments.

         When a principal  prepayment in full is made on a mortgage loan, the borrower is generally  charged  interest only for the period from the due date of the preceding  scheduled payment up to the date of the prepayment,  instead of for the full accrual period,  that is, the period  from the due date of the  preceding  scheduled  payment up to the due date for the next  scheduled  payment.  In  addition,  a partial principal prepayment may likewise be applied as of a date prior to the next scheduled due date (and,  accordingly,  be accompanied by accrued interest for less than the full accrual  period).  However,  interest accrued and  distributable on any series of securities on any distribution  date will generally  correspond to interest accrued on the principal balance of mortgage loans for their respective full accrual  periods.  Consequently,  if a prepayment on any mortgage loan is distributable to  securityholders  on a particular  distribution date, but the prepayment is not  accompanied by accrued  interest for the full accrual period,  the interest  charged to the borrower (net of servicing and  administrative  fees and any retained interest of the depositor) may be less than the  corresponding  amount of interest accrued and otherwise  payable on the related mortgage loan, and a Prepayment  Interest  Shortfall will result.  If and to the extent that the  shortfall is allocated to a class of offered  securities,  its yield will be adversely  affected.  The  prospectus  supplement  for a series of  securities  will  describe the manner in which the  shortfalls  will be allocated  among the classes of the  securities.  If so specified in the related prospectus  supplement,  the master servicer, or the servicer servicing the mortgage loan which was prepaid, will be required to apply some or all of its servicing  compensation for the corresponding  period to offset the amount of the shortfalls.  The related  prospectus  supplement  will also  describe any other amounts  available to off set the  shortfalls.  See  "Servicing of Mortgage
Loans—Servicing and Other Compensation and Payment of Expenses; Retained Interest" in this prospectus.

         The trust fund with respect to any series may include ARM Loans.  As is the case with  conventional,  fixed-rate  mortgage  loans originated  in a high interest  rate  environment  which may be subject to a greater rate of principal  prepayments  when  interest  rates decrease,  ARM Loans may be subject to a greater  rate of  principal  prepayments  (or  purchases  by the  related  servicer or the master servicer) due to their refinancing in a low interest rate environment.  For example, if prevailing interest rates fall significantly,  ARM
Loans  could be subject to higher  prepayment  rates than if  prevailing  interest  rates  remain  constant  because the  availability  of fixed-rate  or other  adjustable-rate  mortgage  loans  at  competitive  interest  rates  may  encourage  mortgagors  to  refinance  their adjustable-rate  mortgages to "lock in" a lower fixed  interest rate or to take  advantage of the  availability  of other  adjustable-rate mortgage loans. A rising interest rate environment may also result in an increase in the rate of defaults on the mortgage loans.

         The trust fund with respect to any series may include  convertible  ARM Loans.  Convertible ARM Loans may be subject to a greater rate of principal  prepayments  (or purchases by the related  servicer or the master  servicer) due to their  conversion to fixed interest rate loans in a low interest rate  environment.  The  conversion  feature may also be exercised in a rising  interest rate  environment as mortgagors  attempt to limit their risk of higher rates. A rising interest rate  environment may also result in an increase in the rate of defaults on these mortgage loans. If the related servicer or the master servicer purchases  convertible ARM Loans, a mortgagor's  exercise of the conversion  option will result in a distribution  of the principal  portion  thereof to the  securityholders,  as described in this prospectus.  Alternatively,  to the extent a servicer or the master  servicer fails to purchase  converting  ARM Loans,  the mortgage pool will include fixed-rate mortgage loans.

         The rate of defaults on the mortgage  loans will also affect the rate and timing of principal  payments on the mortgage loans and thus the yield on the  securities.  In general,  defaults on single  family loans are  expected to occur with  greater  frequency in their early years.  The rate of default on single family loans which are refinanced or limited  documentation  mortgage  loans,  and on mortgage loans,  with high  Loan-to-Value  Ratios,  may be higher  than for other  types of  mortgage  loans.  Furthermore,  the rate and timing of prepayments,  defaults and  liquidations  on the mortgage  loans will be affected by the general  economic  condition of the region of the country in which the related  mortgaged  properties are located.  The risk of  delinquencies  and loss is greater and prepayments are less likely in regions where a weak or deteriorating  economy exists, as may be evidenced by, among other factors,  increasing  unemployment or falling property values.

         With respect to some  mortgage  loans in a mortgage  pool,  the  mortgage  rate at  origination  may be below the rate that would result if the index and margin relating thereto were applied at origination.  Under the applicable underwriting  standards,  the mortgagor under each mortgage loan  generally  will be qualified,  or the mortgage  loan  otherwise  approved,  on the basis of the mortgage rate in effect at  origination.  The  repayment  of the mortgage  loan may thus be dependent on the ability of the  mortgagor to make larger level monthly  payments  following the adjustment of the mortgage rate. In addition,  the periodic  increase in the amount paid by the mortgagor of a buydown  mortgage  loan  during  or at the end of the  applicable  Buydown  Period  may  create a greater  financial  burden  for the mortgagor,  who might not have otherwise qualified for a mortgage under applicable underwriting  guidelines,  and may accordingly increase the risk of default with respect to the related mortgage loan.

         The mortgage  rates on ARM Loans subject to negative  amortization  generally  adjust  monthly and their  amortization  schedules adjust less frequently.  During a period of rising interest rates as well as immediately  after  origination  (initial  mortgage rates are generally lower than the sum of the Indices  applicable at origination and the related Note Margins),  the amount of interest  accruing on the principal balance of the mortgage loans may exceed the amount of their minimum  scheduled  monthly payment.  As a result, a portion of the accrued interest on negatively  amortizing  mortgage loans may become Deferred  Interest which will be added to the principal  balance thereof and will bear interest at the  applicable  mortgage rate.  The addition of the Deferred  Interest to the principal  balance of any related  class or classes of  securities  will  lengthen the  weighted  average  life  thereof and may  adversely  affect yield to holders thereof,  depending  upon the price at which the securities  were  purchased.  In addition,  with respect to ARM Loans subject to negative amortization,  during a period of declining  interest  rates,  it might be expected  that each minimum  scheduled  monthly  payment on the mortgage loan would exceed the amount of scheduled  principal and accrued interest on the principal balance thereof,  and since the excess will be applied  to reduce the  principal  balance of the  related  class or classes  of  securities,  the  weighted  average  life of the securities will be reduced and may adversely  affect the yield to holders  thereof,  depending upon the price at which the securities were purchased.

                                                  MATURITY AND PREPAYMENT CONSIDERATIONS

         As indicated  above under "The Mortgage  Pools," the original  terms to maturity of the mortgage  loans in a given  mortgage pool will vary depending  upon the type of mortgage  loans included in the mortgage pool. The prospectus  supplement for a series of securities will contain  information  with respect to the types and  maturities of the mortgage  loans in the related  mortgage  pool. The prepayment experience with respect to the mortgage loans in a mortgage pool will affect the life and yield of the related series of securities.

         With respect to balloon loans, payment of the balloon payment (which,  based on the amortization  schedule of the mortgage loans, is expected to be a substantial  amount) will generally depend on the mortgagor's  ability to obtain  refinancing of the mortgage loans or to sell the mortgaged  property  prior to the maturity of the balloon loan. The ability to obtain  refinancing  will depend on a number of factors  prevailing at the time  refinancing or sale is required,  including  real estate values,  the  mortgagor's  financial  situation, prevailing  mortgage loan interest rates,  the  mortgagor's  equity in the related  mortgaged  property,  tax laws and prevailing  general economic conditions.  None of the depositor,  the master servicer, a servicer or any of their affiliates will be obligated to refinance or repurchase any mortgage loan or to sell the mortgaged property.

         The extent of  prepayments  of principal of the mortgage  loans may be affected by a number of factors,  including  solicitations and the availability of mortgage credit,  the relative  economic  vitality of the area in which the mortgaged  properties are located and, in the case of multifamily,  commercial and mixed-use  loans, the quality of management of the mortgage  properties,  the servicing of the mortgage loans,  possible changes in tax laws and other opportunities for investment.  In addition,  the rate of principal payments on the mortgage  loans may be affected by the existence of lock-out  periods and  requirements  that  principal  prepayments  be  accompanied  by prepayment  premiums,  as well as  due-on-sale  and  due-on-encumbrance  provisions,  and by the  extent  to which the  provisions  may be practicably  enforced.  See "Servicing of Mortgage  Loans—Collection  and Other  Servicing  Procedures" and "Legal Aspects of the Mortgage
Loans—Enforceability  of Certain  Provisions" in this  prospectus  for a description of provisions of the pooling and servicing  agreement and legal aspects of mortgage loans that may affect the prepayment experience on the mortgage loans.

         The rate of prepayment on a pool of mortgage loans is also affected by prevailing  market  interest rates for mortgage loans of a comparable  type,  term and risk level.  When the  prevailing  market  interest  rate is below a mortgage  coupon,  a borrower may have an increased  incentive to refinance its mortgage loan. In addition,  as prevailing  market  interest rates decline,  even borrowers with ARM
Loans that have  experienced a  corresponding  interest  rate decline may have an increased  incentive to refinance for purposes of either
(1)  converting to a fixed rate loan and thereby  "locking in" the rate or (2) taking  advantage of the initial  "teaser rate" (a mortgage interest  rate below what it would  otherwise  be if the  applicable  index and gross  margin  were  applied) on another  adjustable  rate mortgage loan.  Moreover,  although the mortgage rates on ARM Loans will be subject to periodic  adjustments,  the  adjustments  generally will not increase or decrease the mortgage rates by more than a fixed  percentage  amount on each  adjustment  date, will not increase the mortgage rates over a fixed  percentage  amount during the life of any ARM Loan and will be based on an index (which may not rise and fall consistently  with mortgage  interest  rates) plus the related Note Margin (which may be different from margins being used at the time for newly  originated  adjustable  rate  mortgage  loans).  As a  result,  the  mortgage  rates on the ARM Loans at any time may not equal the prevailing rates for similar,  newly originated  adjustable rate mortgage loans. In high interest rate environments,  the prevailing rates on fixed-rate  mortgage loans may be sufficiently  high in relation to the then-current  mortgage rates on newly originated ARM Loans that the rate of prepayment may increase as a result of  refinancings.  There can be no assurance as to the rate of prepayments on the mortgage loans during any period or over the life of any series of securities.

         If the applicable pooling and servicing  agreement for a series of securities  provides for a pre-funding  account or other means
of  funding  the  transfer  of  additional   mortgage  loans  to  the  related  trust  fund,  as  described  under   "Description  of  the
Securities—Pre-Funding  Account" in this  prospectus,  and the trust fund is unable to acquire the  additional  mortgage  loans within any applicable  time limit,  the amounts set aside for the purpose may be applied as principal  payments on one or more classes of  securities of the series.  See "Yield  Considerations"  in this  prospectus  for a description  of certain  provisions of the mortgage loans that may affect the prepayment experience on the mortgage loans.

         There can be no  assurance  as to the rate of  prepayment  of the  mortgage  loans.  The  depositor  is not aware of any publicly available  statistics relating to the principal  prepayment  experience of diverse portfolios of mortgage loans such as the mortgage loans over an extended  period of time. All statistics  known to the depositor that have been compiled with respect to prepayment  experience on mortgage loans indicate that while some mortgage loans may remain  outstanding until their stated  maturities,  a substantial  number will be paid prior to their  respective  stated  maturities.  No  representation  is made as to the  particular  factors  that will  affect the prepayment of the mortgage loans or as to the relative importance of these factors.

         As described in this  prospectus and in the  prospectus  supplement,  the master  servicer,  the  depositor,  an affiliate of the depositor or a person specified in the related prospectus supplement (other than holder of any class of offered  certificates,  other than the REMIC  Residual  Certificates,  if offered) may have the option to purchase the assets in a trust fund and effect early  retirement of the related series of securities. See "The Agreements—Termination; Retirement of Securities" in this prospectus.

                                                     LEGAL ASPECTS OF MORTGAGE LOANS

         The following  discussion  summarizes legal aspects of mortgage loans that is general in nature.  The summaries do not purport to be complete.  They do not reflect the laws of any  particular  state nor the laws of all states in which the mortgaged  properties  may be situated.  This is because  these  legal  aspects  are  governed in part by the law of the state that  applies to a  particular  mortgaged property  and the laws of the states may vary  substantially.  You should refer to the  applicable  federal and state laws  governing  the mortgage loans.

Mortgages

         Each single  family,  multifamily,  commercial  and  mixed-use  loan and, if  applicable,  the Contracts (in each case other than cooperative  mortgage  loans),will  be  evidenced  by a note or bond and  secured by an  instrument  granting a security  interest in real property,  which may be a mortgage,  deed of trust or a deed to secure debt,  depending upon the prevailing  practice and law in the state in which the related mortgaged property is located,  and may have first, second or third priority.  Mortgages and deeds to secure debt are referred  to as  "mortgages."  Contracts  evidence  both the  obligation  of the obligor to repay the loan  evidenced  thereby and grant a security interest in the related  Manufactured  Homes to secure repayment of the loan.  However,  as Manufactured Homes have become larger and often have been  attached to their sites  without any  apparent  intention by the  borrowers to move them,  courts in many states have held that  Manufactured  Homes may become  subject to real estate title and recording  laws. See  "—Contracts"  below.  In some states,  a mortgage or deed of trust creates a lien upon the real property  encumbered  by the mortgage or deed of trust.  However,  in other states, the mortgage or deed of trust  conveys legal title to the property  respectively,  to the mortgagee or to a trustee for the benefit of the mortgagee subject to a condition subsequent (i.e., the payment of the indebtedness  secured thereby).  The lien created by the mortgage or deed of trust is not prior to the lien for real estate taxes and assessments and other charges imposed under  governmental  police powers.
Priority between mortgages depends on their terms or on the terms of separate  subordination or inter-creditor  agreements,  the knowledge of the parties in some cases and generally on the order of  recordation of the mortgage in the  appropriate  recording  office.  There are two parties to a mortgage,  the mortgagor,  who is the borrower and homeowner,  and the mortgagee,  who is the lender.  Under the mortgage instrument,  the  mortgagor  delivers to the  mortgagee  a note or bond and the  mortgage.  In the case of a land  trust,  there are three parties  because  title to the property is held by a land trustee under a land trust  agreement of which the borrower is the  beneficiary;
at origination of a mortgage loan,  the borrower  executes a separate  undertaking to make payments on the mortgage note.  Although a deed of trust is similar to a mortgage,  a deed of trust has three parties: the trustor who is the  borrower-homeowner;  the beneficiary who is the lender; and a third-party grantee called the trustee.  Under a deed of trust, the borrower grants the property,  irrevocably until the debt is paid,  in trust,  generally  with a power of sale, to the trustee to secure  payment of the  obligation.  The trustee's  authority under a deed of trust,  the grantee's  authority under a deed to secure debt and the  mortgagee's  authority under a mortgage are governed by the law of the state in which the real property is located,  the express  provisions of the deed of trustor  mortgage,  and, in deed of trust transactions, the directions of the beneficiary.

Cooperative Mortgage Loans

         If specified in the  prospectus  supplement  relating to a series of  certificates,  the mortgage loans and Contracts may include cooperative  mortgage loans.  Each mortgage note evidencing a cooperative  mortgage loan will be secured by a security  interest in shares issued by the related  Cooperative,  and in the related  proprietary lease or occupancy  agreement  granting  exclusive rights to occupy a specific dwelling unit in the Cooperative's  building.  The security agreement will create a lien upon the shares of the Cooperative,  the priority of which will depend on, among other things,  the terms of the particular  security agreement as well as the order of recordation and/or filing of the agreement (or financing statements related thereto) in the appropriate recording office.

         Cooperative  buildings  relating to the  cooperative  mortgage loans are located  primarily in the State of New York.  Generally, each  Cooperative  owns in fee or has a long-term  leasehold  interest in all the real property and owns in fee or leases the building and all separate dwelling units therein.  The Cooperative is directly  responsible for property management and, in most cases, payment of real estate taxes,  other governmental  impositions and hazard and liability  insurance.  If there is an underlying  mortgage (or mortgages) on the  Cooperative's  building or underlying  land,  as is generally  the case,  or an underlying  lease of the land, as is the case in some instances,  the  Cooperative,  as mortgagor  or lessor,  as the case may be, is also  responsible  for  fulfilling  the mortgage or rental obligations.  An  underlying  mortgage loan is ordinarily  obtained by the  Cooperative  in  connection  with either the  construction  or purchase of the  Cooperative's  building or the obtaining of capital by the  Cooperative.  The interest of the occupant under  proprietary leases or occupancy  agreements as to which that Cooperative is the landlord is generally  subordinate to the interest of the holder of an underlying  mortgage and to the interest of the holder of a land lease. If the  Cooperative is unable to meet the payment  obligations (1)
arising under an underlying  mortgage,  the mortgagee  holding an underlying  mortgage could  foreclose on that mortgage and terminate all subordinate  proprietary leases and occupancy  agreements or (2) arising under its land lease, the holder of the landlord's interest under the land lease could terminate it and all subordinate  proprietary leases and occupancy  agreements.  In addition,  an underlying mortgage on a Cooperative  may provide  financing in the form of a mortgage that does not fully amortize,  with a significant  portion of principal being due in one final  payment at maturity.  The inability of the  Cooperative  to refinance a mortgage and its  consequent  inability to make the final payment could lead to  foreclosure by the mortgagee.  Similarly,  a land lease has an expiration  date and the inability of the Cooperative to extend its term or, in the alternative,  to purchase the land, could lead to termination of the Cooperative's  interest in the property and termination of all  proprietary  leases and occupancy  agreements.  In either event, a foreclosure by the holder of an underlying  mortgage or the  termination of the underlying  lease could  eliminate or  significantly  diminish the value of any collateral held by the mortgagee who financed the purchase by an individual  tenant-stockholder  of shares of the  Cooperative or, in the case of the mortgage loans, the collateral securing the cooperative mortgage loans.

         Each Cooperative is owned by shareholders (referred to as  tenant-stockholders)  who, through ownership of stock or shares in the
Cooperative,  receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific dwellings.  Generally, a tenant-stockholder  of a Cooperative  must make a monthly payment to the  Cooperative  pursuant to the  proprietary  lease,  which payment represents the  tenant-stockholder's  proportional share of the Cooperative's  payments for its underlying mortgage,  real property taxes, maintenance  expenses and other capital or ordinary  expenses.  An ownership  interest in a Cooperative and accompanying  occupancy rights may be financed through a cooperative  mortgage loan evidenced by a mortgage note and secured by an assignment of and a security  interest in the occupancy  agreement or proprietary lease and a security interest in the related shares of the related  Cooperative.  The mortgagee generally takes  possession of the share  certificate and a counterpart of the  proprietary  lease or occupancy  agreement and a financing statement  covering the proprietary  lease or occupancy  agreement and the Cooperative  shares is filed in the appropriate state and local offices to perfect  the  mortgagee's  interest  in its  collateral.  Subject  to the  limitations  discussed  below,  upon  default of the tenant-stockholder,  the lender may sue for  judgment on the  mortgage  note,  dispose of the  collateral  at a public or private  sale or otherwise  proceed  against the  collateral or  tenant-stockholder  as an individual  as provided in the security  agreement  covering the assignment  of the  proprietary  lease or  occupancy  agreement  and the pledge of  Cooperative  shares.  See  "—Foreclosure  on Shares of
Cooperatives" below.

Tax Aspects of Cooperative Ownership

         In  general,  a  "tenant-stockholder"  (as  defined  in Section  216(b)(2)  of the Code) of a  corporation  that  qualifies  as a
"cooperative  housing  corporation" within the meaning of Section 216(b)(1) of the Code is allowed a deduction for amounts paid or accrued within his taxable year to the corporation  representing his  proportionate  share of interest expenses and real estate taxes allowable as a deduction  under Section  216(a) of the Code to the  corporation  under  Sections 163 and 164 of the Code. In order for a corporation to qualify  under  Section  216(b)(1)  of the Code for its taxable year in which the items are  allowable as a deduction to the  corporation, that  section  requires,  among  other  things,  that  at  least  80% of  the  gross  income  of  the  corporation  be  derived  from  its tenant-stockholders.  By virtue of this  requirement,  the status of a corporation  for purposes of Section  216(b)(1) of the Code must be determined on a year-to-year basis.  Consequently,  there can be no assurance that Cooperatives relating to the cooperative mortgage loans will qualify under the section for any  particular  year. In the event that the  Cooperative  fails to qualify for one or more years,  the value of the collateral  securing any related  cooperative  mortgage loans could be  significantly  impaired because no deduction would be allowable to tenant-  stockholders  under Section 216(a) of the Code with respect to those years.  In view of the  significance of the tax benefits accorded  tenant-stockholders  of a corporation that qualifies under Section 216(b)(1) of the Code, the likelihood that a failure would be permitted to continue over a period of years appears remote.

Leases and Rents

         Mortgages that encumber  income-producing  multifamily and commercial properties often contain an assignment of rents and leases, pursuant to which the  borrower  assigns to the lender the  borrower's  right,  title and  interest  as landlord  under each lease and the income derived  therefrom,  while (unless rents are to be paid directly to the lender)  retaining a revocable license to collect the rents for so long as there is no default.  If the borrower  defaults,  the license  terminates  and the lender is entitled to collect the rents.
Local law may require that the lender take possession of the property and/or obtain a  court-appointed  receiver before becoming  entitled to collect the rents.

Contracts

         Under  the laws of most  states,  manufactured  housing  constitutes  personal  property  and is  subject  to the  motor  vehicle registration laws of the state or other  jurisdiction in which the unit is located.  In a few states,  where certificates of title are not required for  manufactured  homes,  security  interests  are perfected by the filing of a financing  statement  under Article 9 of the UCC which has been adopted by all states.  Financing  statements  are  effective  for five years and must be renewed  prior to the end of each five year  period.  The  certificate  of title laws  adopted by the  majority of states  provide  that  ownership  of motor  vehicles  and manufactured  housing shall be evidenced by a certificate  of title issued by the motor vehicles  department (or a similar  entity) of the state. In the states that have enacted  certificate of title laws, a security  interest in a unit of manufactured  housing,  so long as it is not attached to land in so permanent a fashion as to become a fixture,  is generally  perfected by the recording of the interest on the certificate  of title to the unit in the  appropriate  motor  vehicle  registration  office or by delivery of the required  documents  and payment of a fee to the appropriate motor vehicle registration office, depending on state law.

         The master  servicer will be required under the related  pooling and servicing  agreement or servicing  agreement to, or to cause the servicer of the Contract to,  effect the notation or delivery of the required  documents  and fees,  and to obtain  possession  of the certificate of title, as appropriate  under the laws of the state in which any  Manufactured  Home is registered.  In the event the master servicer or servicer,  as  applicable,  fails,  due to clerical  errors or  otherwise,  to effect the  notation or delivery,  or files the security interest under the wrong law (for example,  under a motor vehicle title statute rather than under the UCC, in a few states),  the trustee may not have a first priority security interest in the Manufactured  Home securing a Contract.  As Manufactured  Homes have become larger and often have been  attached to their sites without any apparent  intention by the  borrowers to move them,  courts in many states have held that  Manufactured  Homes may become  subject to real estate title and  recording  laws. As a result,  a security  interest in a
Manufactured  Home could be rendered  subordinate  to the  interests of other  parties  claiming an interest in the home under  applicable state real estate law. In order to perfect a security  interest in a Manufactured  Home under real estate laws, the holder of the security interest must file either a "fixture  filing" under the provisions of the UCC or a real estate  mortgage under the real estate laws of the state where the home is located.  These  filings must be made in the real estate  records  office of the county where the home is located.
Generally,  Contracts will contain  provisions  prohibiting the obligor from permanently  attaching the Manufactured  Home to its site. So long as the obligor does not violate this agreement,  a security  interest in the Manufactured Home will be governed by the certificate of title laws or the UCC, and the notation of the security  interest on the  certificate of title or the filing of a UCC financing  statement will be effective to maintain the  priority of the security  interest in the  Manufactured  Home.  If,  however,  a  Manufactured  Home is permanently  attached to its site, other parties could obtain an interest in the Manufactured  Home that is prior to the security interest originally retained by the Seller and transferred to the depositor.

         The depositor  will assign or cause to be assigned a security  interest in the  Manufactured  Homes to the trustee,  on behalf of the securityholders.  Neither the depositor,  the master servicer,  any servicer,  nor the trustee will amend the certificates of title to identify the trustee,  on behalf of the  securityholders,  as the new secured  party and,  accordingly,  the  depositor or the Seller will continue  to be named as the  secured  party on the  certificates  of title  relating  to the  Manufactured  Homes.  In most  states,  the assignment is an effective  conveyance of the security  interest without  amendment of any lien noted on the related  certificate of title and the new secured party succeeds to the depositor's  rights as the secured party.  However,  in some states there exists a risk that, in the absence of an amendment to the  certificate  of title,  the assignment of the security  interest  might not be held effective  against creditors of the depositor or Seller.

         In the absence of fraud,  forgery or permanent  affixation of the Manufactured  Home to its site by the Manufactured  Home owner, or administrative  error by state recording  officials,  the notation of the lien of the depositor on the certificate of title or delivery of the  required  documents  and fees will be  sufficient  to protect  the  trustee  against  the  rights of  subsequent  purchasers  of a
Manufactured Home or subsequent  lenders who take a security interest in the Manufactured  Home. If there are any Manufactured Homes as to which the  depositor  has failed to perfect or cause to be  perfected  the  security  interest  assigned to the trust fund,  the  security interest would be subordinate to, among others,  subsequent  purchasers for value of Manufactured  Homes and holders of perfected security interests.  There also exists a risk in not identifying  the trustee,  on behalf of the  securityholders,  as the new secured party on the certificate of title that, through fraud or negligence, the security interest of the trustee could be released.

         In the event that the owner of a  Manufactured  Home  moves it to a state  other  than the state in which the  Manufactured  Home initially is registered,  under the laws of most states the perfected  security  interest in the Manufactured Home would continue for four months after the relocation and thereafter until the owner  re-registers the  Manufactured  Home in the state of relocation.  If the owner were to relocate a Manufactured  Home to another state and re-register the  Manufactured  Home in that state, and if the depositor did not take steps to  re-perfect  its  security  interest  in that  state,  the  security  interest  in the  Manufactured  Home would cease to be perfected.  A majority of states generally  require surrender of a certificate of title to re-register a Manufactured  Home;  accordingly, the depositor must surrender  possession if it holds the  certificate of title to the  Manufactured  Home or, in the case of  Manufactured
Homes  registered in states that provide for notation of lien, the depositor  would receive  notice of surrender if the security  interest in the  Manufactured  Home is noted on the certificate of title.  Accordingly,  the depositor would have the opportunity to re-perfect its security  interest  in the  Manufactured  Home in the state of  relocation.  In states  that do not  require  a  certificate  of title for registration of a Manufactured Home,  re-registration  could defeat perfection.  Similarly,  when an obligor under a manufactured  housing conditional  sales  contract  sells a Manufactured  Home,  the obligee must  surrender  possession of the  certificate of title or it will receive  notice as a result of its lien noted thereon and  accordingly  will have an opportunity  to require  satisfaction  of the related manufactured  housing  conditional  sales  contract  before  release of the lien.  Under each related  pooling and servicing  agreement or servicing  agreement,  the master  servicer will be obligated to, or to cause each of the servicers of the Contracts to, take these steps, at the master servicer's or servicers expense, as are necessary to maintain perfection of security interests in the Manufactured Homes.

         Under the laws of most states,  liens for repairs performed on a Manufactured  Home take priority even over a perfected  security interest.  The depositor will obtain the  representation of the related Seller that it has no knowledge of any of these liens with respect to any Manufactured Home securing a Contract.  However,  these liens could arise at any time during the term of a Contract. No notice will be given to the trustee or securityholders in the event this type of lien arises.

Foreclosure on Mortgages and Some Contracts

         Foreclosure  of a deed of trust is generally  accomplished  by a non-judicial  trustee's  sale under a specific  provision in the deed of trust which  authorizes  the trustee to sell the property upon any default by the borrower  under the terms of the note or deed of trust. In addition to any notice  requirements  contained in a deed of trust, in some states,  the trustee must record a notice of default and send a copy to the  borrower-  trustor  and to any person who has  recorded  a request  for a copy of notice of default  and notice of sale.  In  addition,  the trustee  must  provide  notice in some states to any other  individual  having an interest of record in the real property,  including any junior  lienholders.  If the deed of trust is not reinstated  within a specified period, a notice of sale must be posted in a public place and, in most states,  published for a specific  period of time in one or more  newspapers  in a specified  manner prior to the date of  trustee's  sale.  In  addition,  some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the real property.

         In some states, the  borrower-trustor  has the right to reinstate the loan at any time following default until shortly before the trustee's  sale. In general,  in these states,  the borrower,  or any other person having a junior  encumbrance  on the real estate,  may, during a reinstatement  period,  cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation.

         Foreclosure of a mortgage is generally  accomplished  by judicial  action.  Generally,  the action is initiated by the service of legal  pleadings  upon all  parties  having an  interest of record in the real  property.  Delays in  completion  of the  foreclosure  may occasionally result from difficulties in locating necessary parties.  Judicial  foreclosure  proceedings are often not contested by any of the applicable  parties. If the mortgagee's right to foreclose is contested,  the legal proceedings  necessary to resolve the issue can be time-consuming.

         In the case of foreclosure  under either a mortgage or a deed of trust,  the sale by the referee or other  designated  officer or by the trustee is a public sale.  However,  because of the difficulty a potential  buyer at the sale would have in  determining  the exact status of title and because the physical  condition  of the  property may have  deteriorated  during the  foreclosure  proceedings,  it is uncommon for a third party to purchase the property at a foreclosure  sale.  Rather,  it is common for the lender to purchase the property from the  trustee or referee  for a credit bid less than or equal to the unpaid  principal  amount of the note plus the accrued and unpaid interest  and the  expense of  foreclosure,  in which case the  mortgagor's  debt will be  extinguished  unless the lender  purchases  the property for a lesser amount in order to preserve its right  against a borrower to seek a deficiency  judgment and the remedy is available under state law and the related loan  documents.  In the same states,  there is a statutory  minimum  purchase  price which the lender may offer for the property and generally,  state law controls the amount of foreclosure costs and expenses,  including  attorneys' fees, which may be  recovered  by a lender.  Thereafter,  subject  to the right of the  borrower  in some  states to remain in  possession  during the redemption  period,  the lender will assume the burdens of ownership,  including  obtaining hazard insurance,  paying taxes and making the repairs at its own expense as are necessary to render the property  suitable for sale.  Generally,  the lender will obtain the services of a real estate broker and pay the broker's  commission in connection with the sale of the property.  Depending upon market conditions,  the ultimate  proceeds of the sale of the property may not equal the lender's  investment in the property and, in some states,  the lender may be entitled to a deficiency  judgment.  Any loss may be reduced by the receipt of any mortgage insurance proceeds or other forms of credit enhancement for a series of certificates. See "Description of Credit Enhancement" in this prospectus.

         A junior  mortgagee  may not foreclose on the property  securing a junior  mortgage  unless it  forecloses  subject to the senior mortgages.  The junior  mortgagee must either pay the entire amount due on the senior mortgages prior to or at the time of the foreclosure sale or undertake to pay on any senior  mortgages on which the  mortgagor  is  currently in default.  Under either  course of action,  the junior  mortgagee  may add the amounts  paid to the  balance due on the junior  loan,  and may be  subrogated  to the rights of the senior mortgagees.  In addition,  in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale"  clause, the junior mortgagee may be required to pay the full amount of the senior  mortgages to the senior  mortgagees.  Accordingly,  with respect to those single family loans which are junior  mortgage loans,  if the lender  purchases the property,  the lender's title will be subject to all senior liens and claims and  governmental  liens.  The proceeds  received by the referee or trustee from the sale are applied first to the costs,  fees and expenses of sale and then in  satisfaction of the  indebtedness  secured by the mortgage or deed of trust under which the sale was  conducted.  Any  remaining  proceeds are  generally  payable to the holders of junior  mortgages or deeds of trust and other liens and claims in order of their priority,  whether or not the borrower is in default.  Any additional proceeds are generally payable to the  mortgagor  or trustor.  The payment of the proceeds to the holders of junior  mortgages  may occur in the  foreclosure  action of the senior mortgagee or may require the institution of separate legal proceeds.

         In foreclosure,  courts have imposed general equitable  principles.  The equitable  principles are generally  designed to relieve the borrower  from the legal effect of its defaults  under the loan  documents.  Examples of judicial  remedies  that have been  fashioned include  judicial  requirements  that the lender  undertake  affirmative and expensive  actions to determine the causes for the borrower's default and the likelihood  that the borrower will be able to reinstate the loan. In some cases,  courts have  substituted  their judgment for the lender's  judgment and have required that lenders  reinstate loans or recast payment  schedules in order to accommodate  borrowers who are suffering from temporary  financial  disability.  In other cases,  courts have limited the right of the lender to foreclose if the default  under the  mortgage  instrument  is not  monetary,  such as the  borrower's  failure to  adequately  maintain the property or the borrower's execution of a second mortgage or deed of trust affecting the property.  Finally, some courts have been faced with the issue of whether or not federal or state  constitutional  provisions  reflecting  due process  concerns for adequate  notice require that borrowers under deeds of trust or mortgages  receive  notices in addition to the  statutorily-prescribed  minimums.  For the most part,  these cases have  upheld  the notice  provisions  as being  reasonable  or have  found  that the sale by a trustee  under a deed of trust,  or under a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protection to the borrower.

Foreclosure on Shares of Cooperatives

         The  Cooperative  shares  owned by the  tenant-stockholder,  together  with the  rights  of the  tenant-  stockholder  under  the proprietary lease or occupancy  agreement,  are pledged to the lender and are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative's  certificate of incorporation and by-laws, as well as in the proprietary lease or occupancy agreement.  The
Cooperative may cancel the proprietary lease or occupancy  agreement,  even while pledged,  for failure by the tenant-  stockholder to pay the obligations or charges owed by the  tenant-stockholder,  including mechanics' liens against the Cooperative's building incurred by the tenant-stockholder.  Generally,  obligations  and charges arising under a proprietary  lease or occupancy  agreement which are owed to the
Cooperative are made liens upon the shares to which the proprietary lease or occupancy  agreement  relates.  In addition,  the Cooperative may generally  terminate a proprietary  lease or occupancy  agreement in the event the borrower  breaches its covenants in the proprietary lease or occupancy  agreement.  Typically,  the lender and the Cooperative  enter into a recognition  agreement  which,  together with any lender protection  provisions  contained in the proprietary lease or occupancy  agreement,  establishes the rights and obligations of both parties in the event of a default by the  tenant-stockholder  on its obligations  under the proprietary  lease or occupancy  agreement.  A default by the  tenant-stockholder  under the  proprietary  lease or  occupancy  agreement  will usually  constitute  a default  under the security agreement between the lender and the tenant-stockholder.

         The recognition agreement generally provides that, in the event that the  tenant-stockholder  has defaulted under the proprietary lease or occupancy  agreement,  the Cooperative will take no action to terminate the lease or agreement until the lender has been provided with notice of and an opportunity to cure the default.  The recognition  agreement  typically  provides that if the  proprietary  lease or occupancy  agreement is terminated,  the Cooperative  will recognize the lender's lien against  proceeds from a sale of the shares and the proprietary lease or occupancy  agreement  allocated to the dwelling,  subject,  however, to the Cooperative's right to sums due under the proprietary  lease or  occupancy  agreement  or which have become  liens on the shares  relating  to the  proprietary  lease or  occupancy agreement.  The total amount owed to the Cooperative by the  tenant-stockholder,  which the lender  generally cannot restrict and does not monitor,  could reduce the amount  realized upon a sale of the  collateral  below the  outstanding  principal  balance of the  cooperative mortgage loan and accrued and unpaid interest on the loan.

         Recognition  agreements  also generally  provide that in the event the lender  succeeds to the tenant-  shareholder's  shares and proprietary lease or occupancy  agreement as the result of realizing upon its collateral for a cooperative  mortgage loan, the lender must obtain the approval or consent of the board of directors of the Cooperative as required by the proprietary  lease before  transferring the
Cooperative  shares or assigning the proprietary  lease.  The approval or consent is usually based on the prospective  purchaser's  income and net worth,  among other factors,  and may significantly  reduce the number of potential  purchasers,  which could limit the ability of the  lender to sell and  realize  upon the value of the  collateral.  Generally,  the  lender is not  limited in any rights it may have to dispossess the tenant-stockholder.

         Because of the nature of  cooperative  mortgage  loans,  lenders do not require the  tenant-stockholder  (i.e.,  the borrower) to obtain  title  insurance of any type.  Consequently,  the  existence  of any prior liens or other  imperfections  of title  affecting  the
Cooperative's  building or real estate also may adversely  affect the  marketability  of the shares  allocated to the dwelling unit in the event of foreclosure.

         In New York,  foreclosure on the  Cooperative  shares is accomplished by public sale in accordance with the provisions of Article
9 of the New York UCC and the  security  agreement  relating  to  those  shares.  Article  9 of the New York UCC  requires  that a sale be conducted in a "commercially  reasonable" manner.  Whether a sale has been conducted in a "commercially  reasonable" manner will depend on the facts in each case.  In  determining  commercial  reasonableness,  a court will look to the  notice  given the debtor and the  method, manner,  time,  place and terms of the sale and the sale price.  Generally,  a sale  conducted  according  to the usual  practice of banks selling similar collateral in the same area will be considered reasonably conducted.

         Article 9 of the UCC provides  that the proceeds of the sale will be applied  first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest.  The recognition agreement,  however,  generally provides that the lender's right to  reimbursement  is subject to the right of the  Cooperative  corporation  to receive sums due under the  proprietary lease or  occupancy  agreement.  If there are  proceeds  remaining,  the lender must  account to the  tenant-stockholder  for the surplus.
Conversely,  if a portion of the indebtedness  remains unpaid, the  tenant-stockholder  is generally  responsible for the deficiency.  See
"—Anti-Deficiency Legislation and other Limitations on Lenders" below.

Repossession with respect to Contracts

         General.  Repossession  of  manufactured  housing is governed by state law. A few states have enacted  legislation  that requires that the debtor be given an opportunity  to cure its default  (typically 30 days to bring the account  current)  before  repossession  can commence.  So long as a manufactured  home has not become so attached to real estate that it would be treated as a part of the real estate under the law of the state  where it is  located,  repossession  of the home in the event of a default by the  obligor  generally  will be governed by the UCC (except in Louisiana).  Article 9 of the UCC provides the statutory  framework for the  repossession  of  manufactured housing.  While the UCC as adopted by the various states may vary in small particulars,  the general repossession procedure established by the UCC is as follows:

1.       Except  in those  states  where  the  debtor  must  receive  notice of the right to cure a  default,  repossession  can  commence immediately upon default without prior notice.  Repossession may be effected either through  self-help  (peaceable  retaking without court order),  voluntary  repossession or through  judicial  process  (repossession  pursuant to court-issued  writ of replevin).  The self-help and/or voluntary  repossession methods are more commonly employed,  and are accomplished simply by retaking possession of the manufactured home.  In cases in which the debtor  objects or raises a defense to  repossession,  a court  order must be obtained  from the  appropriate state court, and the manufactured  home must then be repossessed in accordance with that order.  Whether the method employed is self-help, voluntary  repossession  or judicial  repossession,  the  repossession  can be accomplished  either by an actual  physical  removal of the manufactured  home to a secure  location  for  refurbishment  and  resale or by  removing  the  occupants  and their  belongings  from the manufactured home and maintaining  possession of the manufactured home on the location where the occupants were residing.  Various factors may affect whether the manufactured home is physically  removed or left on location,  such as the nature and term of the lease of the site on which it is located and the condition of the unit.  In many cases,  leaving the  manufactured  home on location is  preferable,  in the event that the home is already set up, because the expenses of retaking and redelivery  will be saved.  However,  in those cases where the home is left on location, expenses for site rentals will usually be incurred.

2.       Once  repossession  has been achieved,  preparation for the subsequent  disposition of the  manufactured  home can commence.  The disposition may be by public or private sale provided the method, manner, time, place and terms of the sale are commercially reasonable.

3.       Sale proceeds are to be applied first to repossession  expenses  (expenses incurred in retaking,  storage,  preparing for sale to include  refurbishing  costs and  selling)  and then to  satisfaction  of the  indebtedness.  While some  states  impose  prohibitions  or limitations on deficiency  judgments if the net proceeds from resale do not cover the full amount of the  indebtedness,  the remainder may be sought from the debtor in the form of a deficiency  judgement in those states that do not prohibit or limit deficiency  judgments.  The deficiency  judgment is a personal  judgment against the debtor for the shortfall.  Occasionally,  after resale of a manufactured home and payment of all expenses and  indebtedness,  there is a surplus of funds. In that case, the UCC requires the party suing for the deficiency judgment to remit the surplus to the debtor.  Because the  defaulting  owner of a  manufactured  home generally has very little capital or income  available  following  repossession,  a deficiency  judgment may not be sought in many cases or, if obtained,  will be settled at a significant discount in light of the defaulting owner's strained financial condition.

         Louisiana  Law. Any contract  secured by a  manufactured  home located in Louisiana will be governed by Louisiana law rather than
Article 9 of the UCC.  Louisiana laws provide  similar  mechanisms for perfection and  enforcement of security  interests in  manufactured housing used as collateral for an installment sale contract or installment loan agreement.

         Under Louisiana law, a manufactured  home that has been permanently  affixed to real estate will  nevertheless  remain subject to the motor  vehicle  registration  laws unless the obligor and any holder of a security  interest in the  property  execute and file in the real estate  records for the parish in which the property is located a document  converting  the unit into real  property.  A manufactured home that is converted  into real property but is then removed from its site can be converted  back to personal  property  governed by the motor  vehicle  registration  laws if the obligor  executes and files various  documents in the  appropriate  real estate  records and all mortgagees  under real  estate  mortgages  on the  property  and the land to which it was affixed  file  releases  with the motor  vehicle commission.

         So long as a manufactured  home remains  subject to the Louisiana  motor vehicle laws,  liens are recorded on the  certificate of title by the motor vehicle  commissioner  and  repossession  can be accomplished by voluntary  consent of the obligor,  executory  process
(repossession  proceedings  which must be initiated  through the courts but which involve  minimal court  supervision) or a civil suit for possession.  In connection with a voluntary  surrender,  the obligor must be given a full release from liability for all amounts due under the contract.  In executory process  repossessions,  a sheriff's sale (without court supervision) is permitted,  unless the obligor brings suit to enjoin the sale, and the lender is prohibited  from seeking a deficiency  judgment  against the obligor unless the lender obtained an appraisal of the manufactured home prior to the sale and the property was sold for at least two-thirds of its appraised value.

Rights of Redemption

         Single Family,  Multifamily and Commercial  Properties.  The purposes of a foreclosure  action in respect of a mortgaged property is to enable the lender to realize upon its  security and to bar the  borrower,  and all persons who have  interests in the property  that are subordinate to that of the  foreclosing  lender,  from exercise of their "equity of redemption".  The doctrine of equity of redemption provides  that,  until the property  encumbered  by a mortgage  has been sold in  accordance  with a properly  conducted  foreclosure  and foreclosure  sale,  those having  interests that are  subordinate to that of the  foreclosing  lender have an equity of redemption and may redeem the property by paying the entire debt with  interest.  Those  having an equity of  redemption  must  generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

         The equity of redemption is a common-law  (non-statutory)  right which should be distinguished from post-sale statutory rights of redemption.  In some states,  after sale pursuant to a deed of trust or  foreclosure  of a mortgage,  the borrower and  foreclosed  junior lienors are given a statutory  period in which to redeem the property.  In some states,  statutory  redemption may occur only upon payment of the foreclosure  sale price.  In other states,  redemption may be permitted if the former borrower pays only a portion of the sums due.
The effect of a statutory  right of  redemption  is to  diminish  the ability of the lender to sell the  foreclosed  property  because the exercise of a right of redemption  would defeat the title of any purchase  through a foreclosure.  Consequently,  the practical  effect of the redemption  right is to force the lender to maintain the property and pay the expenses of ownership  until the  redemption  period has expired.  In some states,  a post-sale  statutory  right of redemption  may exist  following a judicial  foreclosure,  but not following a trustee's sale under a deed of trust.

         Manufactured  Homes. While state laws do not usually require notice to be given to debtors prior to repossession,  many states do require  delivery of a notice of default and of the  debtor's  right to cure  defaults  before  repossession.  The law in most states also requires  that the debtor be given  notice of sale prior to the  resale of the home so that the owner may redeem at or before  resale.  In addition, the sale must comply with the requirements of the UCC.

Anti-Deficiency Legislation and Other Limitations on Lenders

         Single Family,  Multifamily and Commercial Loans. Some states have imposed statutory  prohibitions  which limit the remedies of a beneficiary  under a deed of trust or a mortgagee under a mortgage.  In some states  (including  California),  statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following  non-judicial  foreclosure by power of sale. A deficiency  judgment is a personal  judgment  against the former  borrower  equal in most cases to the  difference  between the net amount realized  upon the public  sale of the real  property  and the  amount due to the  lender.  In the case of a  mortgage  loan  secured by a property owned by a trust where the mortgage note is executed on behalf of the trust, a deficiency  judgment  against the trust  following foreclosure  or sale  under a deed of trust,  even if  obtainable  under  applicable  law,  may be of  little  value to the  mortgagee  or beneficiary  if there are no trust  assets  against  which the  deficiency  judgment  may be  executed.  Some state  statutes  require the beneficiary  or mortgagee to exhaust the security  afforded  under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before  bringing a personal  action  against the  borrower.  In other  states,  the lender has the option of bringing a personal action against the borrower on the debt without first  exhausting  the security;  however in some of these states,  the lender,  following judgment on the personal  action,  may be deemed to have elected a remedy and may be precluded  from  exercising  remedies with respect to the security.  Consequently,  the practical effect of the election  requirement,  in those states permitting the election, is that lenders will usually  proceed  against the security first rather than bringing a personal  action against the borrower.  Finally,  in some states, statutory  provisions limit any deficiency  judgment against the former borrower  following a foreclosure to the excess of the outstanding debt over the fair  value of the  property  at the time of the public  sale.  The  purpose of these  statutes  is  generally  to prevent a beneficiary or mortgagee  from  obtaining a large  deficiency  judgment  against the former  borrower as a result of low or no bids at the judicial sale.

         Generally,  Article 9 of the UCC governs  foreclosure  on  Cooperative  Shares and the  related  proprietary  lease or  occupancy agreement.  Some courts have interpreted Article 9 to prohibit or limit a deficiency award in some circumstances,  including circumstances where the disposition of the collateral  (which,  in the case of a cooperative  mortgage loan,  would be the shares of the Cooperative and the related proprietary lease or occupancy agreement) was not conducted in a commercially reasonable manner.

         In addition to laws  limiting or  prohibiting  deficiency  judgments,  numerous  other  federal and state  statutory  provisions, including  the federal  bankruptcy  laws and state laws  affording  relief to  debtors,  may  interfere  with or affect the ability of the secured  mortgage lender to realize upon collateral or enforce a deficiency  judgment.  For example,  under the federal  Bankruptcy  Code, virtually all actions  (including  foreclosure  actions and deficiency  judgment  proceedings) to collect a debt are automatically  stayed upon the filing of the  bankruptcy  petition and,  often,  no interest or principal  payments are made during the course of the bankruptcy case. The delay and the  consequences  thereof  caused by the automatic  stay can be  significant.  Also,  under the Bankruptcy  Code, the filing of a petition in a bankruptcy  by or on behalf of a junior  lienor may stay the senior  lender from taking  action to foreclose out the junior lien.  Moreover,  with respect to federal  bankruptcy  law, a court with federal  bankruptcy  jurisdiction  may permit a debtor through his or her Chapter 11 or Chapter 13  rehabilitative  plan to cure a monetary  default in respect of a mortgage  loan on a debtor's residence by paying  arrearage  within a reasonable time period and reinstating  the original  mortgage loan payment  schedule even though the lender  accelerated  the mortgage  loan and final  judgment of  foreclosure  had been entered in state court  (provided no sale of the residence had yet occurred) prior to the filing of the debtor's petition.  Some courts with federal bankruptcy  jurisdiction have approved plans, based on the particular facts of the  reorganization  case, that effected the curing of a mortgage loan default by paying arrearage over a number of years.

         Courts with federal  bankruptcy  jurisdiction  have also  indicated  that the terms of a mortgage loan secured by property of the debtor may be modified.  These courts have allowed  modifications  that include reducing the amount of each monthly payment,  changing the rate of interest,  altering the repayment schedule,  forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence,  thus leaving the lender a general  unsecured  creditor for the difference  between the value of the residence and the  outstanding  balance of the loan.  Generally,  however,  the terms of a mortgage loan secured only by a mortgage on real property that is the debtor's  principal  residence may not be modified pursuant to a plan confirmed  pursuant to Chapter 13 except with respect to mortgage payment arrearages, which may be cured within a reasonable time period.

         In the case of income-producing  multifamily  properties,  federal bankruptcy law may also have the effect of interfering with or affecting the ability of the secured  lender to enforce the borrower's  assignment of rents and leases related to the mortgaged  property.
Under Section 362 of the Bankruptcy  Code, the lender will be stayed from enforcing the assignment,  and the legal  proceedings  necessary to resolve the issue could be time-consuming, with resulting delays in the lender's receipt of the rents.

         Tax liens  arising  under the Code may have  priority  over the lien of a mortgage  or deed of trust.  In  addition,  substantive requirements  are imposed upon  mortgage  lenders in  connection  with the  origination  and the  servicing of mortgage  loans by numerous federal and some state consumer protection laws. These laws include the federal  Truth-in-Lending  Act, Real Estate Settlement  Procedures
Act, Equal Credit  Opportunity  Act, Fair Credit Billing Act, Fair Credit  Reporting Act and related  statutes.  These federal laws impose specific  statutory  liabilities upon lenders who originate  mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

         Contracts. In addition to the laws limiting or prohibiting deficiency judgments,  numerous other statutory provisions,  including federal  bankruptcy  laws and related state laws, may interfere with or affect the ability of a lender to realize upon  collateral  and/or enforce a deficiency  judgment.  For example,  in a Chapter 13 proceeding  under the federal  bankruptcy law, a court may prevent a lender from repossessing a home, and, as part of the  rehabilitation  plan, reduce the amount of the secured  indebtedness to the market value of the home at the time of bankruptcy (as determined by the court),  leaving the party providing  financing as a general  unsecured  creditor for the remainder of the  indebtedness.  A bankruptcy  court may also reduce the monthly  payments due under a contract or change the rate of interest and time of repayment of the indebtedness.

Environmental Legislation

         Under  CERCLA,  and under state law in some  states,  a secured  party which takes a  deed-in-lieu  of  foreclosure,  purchases a mortgaged  property at a  foreclosure  sale,  or operates a mortgaged  property  may become  liable for the costs of cleaning up hazardous substances  regardless of whether they have contaminated the property.  CERCLA imposes strict, as well as joint and several,  liability on several  classes of  potentially  responsible  parties,  including  current  owners and  operators  of the  property  who did not cause or contribute to the contamination.  Furthermore,  liability under CERCLA is not limited to the original or unamortized  principal balance of a loan or to the value of the  property  securing a loan.  Lenders  may be held liable  under  CERCLA as owners or  operators  unless they qualify for the secured  creditor  exemption to CERCLA.  This  exemption  exempts from the  definition of owners and operators  those who, without  participating  in the  management  of a facility,  hold  indicia of  ownership  primarily  to protect a security  interest in the facility.

         The  Conservation  Act amended,  among other things,  the  provisions of CERCLA with respect to lender  liability and the secured creditor  exemption.  The  Conservation  Act offers  substantial  protection  to lenders by defining the  activities in which a lender can engage and still  have the  benefit of the  secured  creditor  exemption.  In order for  lender to be deemed to have  participated  in the management of a mortgaged property,  the lender must actually participate in the operational affairs of the property of the borrower.  The
Conservation Act provides that "merely having the capacity to influence,  or unexercised right to control"  operations does not constitute participation  in management.  A lender will lose the protection of the secured  creditor  exemption only if it exercises  decision-making control over the borrower's  environmental  compliance and hazardous  substance  handling and disposal  practices,  or assumes  day-to-day management of all  operational  functions of the mortgaged  property.  The  Conservation  Act also provides that a lender will continue to have the benefit of the secured creditor  exemption even if it forecloses on a mortgaged  property,  purchases it at a foreclosure sale or accepts a  deed-in-lieu  of  foreclosure  provided  that the lender  seeks to sell the  mortgaged  property  at the  earliest  practicable commercially reasonable time on commercially reasonable terms.

         Other  federal and state laws may impose  liability on a secured party which takes a  deed-in-lieu  of  foreclosure,  purchases a mortgaged property at a foreclosure sale, or operates a mortgaged  property on which  contaminants other than CERCLA hazardous  substances are present, including petroleum,  agricultural chemicals,  hazardous wastes, asbestos, radon, and lead-based paint. The cleanup costs may be  substantial.  It is  possible  that the  cleanup  costs could  become a  liability  of a trust fund and reduce the  amounts  otherwise distributable to the holders of the related series of certificates or notes.  Moreover,  federal statutes and states by statute may impose a lien for any cleanup costs incurred by the state on the property that is the subject of the cleanup costs.  All subsequent  liens on the property  generally are  subordinated  to the lien and, in some states,  even prior recorded liens are  subordinated  to such lien. In the latter  states,  the security  interest of the trustee in a related parcel of real property that is subject to the lien could be adversely affected.

         Traditionally,  many residential  mortgage lenders have not taken steps to evaluate whether contaminants are present with respect to any  mortgaged  property  prior to the  origination  of the  mortgage  loan or prior to  foreclosure  or  accepting a  deed-in-lieu  of foreclosure.  Accordingly,  the  depositor  has not  made  and will not make  the  evaluations  prior to the  origination  of the  secured contracts.  Neither the master  servicer  nor any servicer  will be required by any  Agreement to  undertake  these  evaluations  prior to foreclosure or accepting a  deed-in-lieu  of  foreclosure.  The depositor  does not make any  representations  or warranties or assume any liability with respect to the absence or effect of contaminants  on any related real property or any casualty  resulting from the presence or effect of contaminants.  However,  neither the master servicer nor any servicer will be obligated to foreclose on related real property or accept a  deed-in-lieu  of  foreclosure  if it knows or  reasonably  believes  that there are material  contaminated  conditions on the property. A failure so to foreclose may reduce the amounts otherwise available to certificateholders of the related series.

Consumer Protection Laws

         In addition,  substantive  requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage  loans by numerous  federal and some state  consumer  protection  laws.  These laws include TILA, as implemented by Regulation Z,
Real Estate  Settlement  Procedures  Act, as  implemented by Regulation X, Equal Credit  Opportunity  Act, as implemented by Regulation B,
Fair Credit Billing Act, Fair Credit Reporting Act and related  statutes.  These federal laws impose specific  statutory  liabilities upon lenders who  originate  mortgage  loans and who fail to comply with the  provisions of the law. In some cases,  this  liability may affect assignees of the mortgage  loans.  In particular,  an  originator's  failure to comply with certain  requirements  of the federal TILA, as implemented by Regulation Z, could subject both  originators and assignees of such  obligations to monetary  penalties and could result in obligors'  rescinding  the mortgage loans either against the  originators  or assignees.  Further,  the failure of the borrower to use the correct form of notice of right to cancel in connection with non-purchase  money  transactions  could subject the originator and assignees to extended borrower rescission rights.

Homeownership Act and Similar State Laws

         Some of the  mortgage  loans,  known as High Cost  Loans,  may be subject to special  rules,  disclosure  requirements  and other provisions that were added to the federal TILA by the  Homeownership  Act, if such trust assets were originated after October 1, 1995, are not loans made to finance the  purchase of the  mortgaged  property  and have  interest  rates or  origination  costs in excess of certain prescribed  levels. The Homeownership Act requires certain  additional  disclosures,  specifies the timing of those disclosures and limits or prohibits the inclusion of certain provisions in mortgages subject to the Homeownership  Act.  Purchasers or assignees of any High Cost
Loan,  including any trust,  could be liable under  federal law for all claims and subject to all defenses that the borrower  could assert against the  originator  of the High Cost Loan under the federal TILA or any other law,  unless the purchaser or assignee did not know and could not with  reasonable  diligence  have  determined  that the mortgage loan was subject to the  provisions of the  Homeownership  Act.
Remedies  available to the borrower  include  monetary  penalties,  as well as rescission  rights if the appropriate  disclosures were not given as required or if the particular  mortgage  includes  provisions  prohibited by law. The maximum damages that may be recovered under these  provisions  from an assignee,  including  the trust,  is the  remaining  amount of  indebtedness  plus the total amount paid by the borrower in connection with the mortgage loan.

         In addition to the  Homeownership  Act, a number of legislative  proposals have been  introduced at the federal,  state and local level that are designed to discourage  predatory  lending  practices.  Some states have enacted,  or may enact,  laws or regulations  that prohibit  inclusion of some  provisions in mortgage loans that have interest rates or  origination  costs in excess of prescribed  levels, and require that borrowers be given certain  disclosures  prior to the  consummation of the mortgage loans. In some cases,  state or local law may impose  requirements and restrictions  greater than those in the Homeownership  Act. An originators'  failure to comply with these laws could  subject  the trust (and other  assignees  of the  mortgage  loans) to monetary  penalties  and could  result in the  borrowers rescinding the mortgage loans against either the trust or subsequent holders of the mortgage loans.

         Lawsuits  have been brought in various  states  making claims  against  assignees of High Cost Loans for  violations of state law allegedly  committed by the  originator.  Named  defendants in these cases include  numerous  participants  within the secondary  mortgage market, including some securitization trusts.

         Under the  anti-predatory  lending  laws of some  states,  the  borrower  is  required to meet a net  tangible  benefits  test in connection  with the  origination  of the related  mortgage loan.  This test may be highly  subjective  and open to  interpretation.  As a result,  a court may determine  that a mortgage loan does not meet the test even if the originator  reasonably  believed that the test was satisfied.  Any  determination  by a court  that the  mortgage  loan  does not meet the test  will  result  in a  violation  of the  state anti-predatory lending law, in which case the related seller will be required to purchase that mortgage loan from the trust.

Additional Consumer Protections Laws with Respect to Contracts

         Contracts  often  contain  provisions  obligating  the obligor to pay late charges if payments  are not timely made.  Federal and state law may specifically  limit the amount of late charges that may be collected.  Under the related pooling and servicing  agreement or servicing  agreement,  late charges will be retained by the master  servicer or servicer as  additional  servicing  compensation,  and any inability to collect these amounts will not affect payments to Securityholders.

         Courts have imposed  general  equitable  principles  upon  repossession  and  litigation  involving  deficiency  balances.  These equitable principles are generally designed to relieve a consumer from the legal consequences of a default.

         In several cases,  consumers have asserted that the remedies  provided to secured  parties under the UCC and related laws violate the due process  protections  provided under the 14th Amendment to the Constitution of the United States.  For the most part,  courts have upheld the notice  provisions  of the UCC and related laws as reasonable  or have found that the  repossession  and resale by the creditor does not involve sufficient state action to afford constitutional protection to consumers.

         The FTC Rule has the effect of  subjecting  a seller  (and some  related  creditors  and their  assignees)  in a consumer  credit transaction  and any assignee of the  creditor to all claims and defenses  which the debtor in the  transaction  could assert  against the seller of the goods.  Liability  under the FTC Rule is  limited to the  amounts  paid by a debtor on the  Contract,  and the holder of the
Contract may also be unable to collect  amounts  still due under the  Contract.  Most of the  Contracts in a trust fund will be subject to the  requirements  of the FTC Rule.  Accordingly,  the trust fund, as holder of the  Contracts,  will be subject to any claims or defenses that the  purchaser  of the  related  Manufactured  Home may assert  against  the seller of the  Manufactured  Home,  subject to a maximum liability  equal to the amounts paid by the obligor on the Contract.  If an obligor is  successful in asserting the claim or defense,  and if the Seller had or should have had knowledge of the claim or defense,  the master  servicer will have the right to require the Seller to repurchase the Contract because of breach of its Seller's  representation  and warranty that no claims or defenses exist that would affect the  obligor's  obligation  to make the  required  payments  under the  Contract.  The Seller  would  then have the right to  require  the originating  dealer to  repurchase  the Contract  from it and might also have the right to recover from the dealer any losses  suffered by the Seller with respect to which the dealer would have been primarily liable to the obligor.

Enforceability of Certain Provisions

         Transfer of Mortgaged  Properties.  Unless the related prospectus  supplement indicates  otherwise,  the mortgage loans generally contain due-on-sale  clauses.  These clauses permit the lender to accelerate the maturity of the loan if the borrower sells,  transfers or conveys the property without the prior consent of the lender.  The  enforceability of these clauses has been the subject of legislation or litigation in many states,  and in some cases the  enforceability  of these clauses was limited or denied.  However,  Garn-St  Germain Act preempts state  constitutional,  statutory and case law that  prohibits the  enforcement  of  due-on-sale  clauses and permits  lenders to enforce these clauses in accordance with their terms,  subject to limited exceptions.  The Garn-St Germain Act does "encourage" lenders to permit  assumption  of loans at the  original  rate of interest or at some other rate less than the average of the  original  rate and the market rate.

         The Garn-St  Germain Act also sets forth nine specific  instances in which a mortgage  lender covered by the Garn-St  Germain Act may not  exercise a  due-on-sale  clause,  notwithstanding  the fact that a transfer of the  property may have  occurred.  These  include, amongst  others,  intra-family  transfers,  some  transfers by  operation  of law,  leases of fewer than three years and the creation of a junior  encumbrance.  Regulations  promulgated under the Garn-St Germain Act also prohibit the imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause.

         The  inability to enforce a due-on-sale  clause may result in a mortgage  loan bearing an interest rate below the current  market rate being assumed by the buyer rather than being paid off,  which may have an impact upon the average life of the mortgage  loans and the number of mortgage loans which may be outstanding until maturity.

         Transfer  of  Manufactured  Homes.  Generally,  Contracts  contain  provisions  prohibiting  the sale or  transfer of the related
Manufactured  Home without the consent of the obligee on the Contract and permitting the  acceleration of the maturity of the Contracts by the obligee on the Contract  upon a sale or transfer that is not  consented  to. The master  servicer  will, or will cause the servicer of the Contract,  to the extent it has knowledge of the  conveyance or proposed  conveyance,  to exercise or cause to be exercised its rights to accelerate the maturity of the related Contracts through enforcement of due-on-sale  clauses,  subject to applicable state law. In some cases, the transfer may be made by a delinquent obligor in order to avoid a repossession proceeding with respect to a Manufactured Home.

         In the case of a  transfer  of a  Manufactured  Home as to which the master  servicer  or  servicer  of the  Contract  desires to accelerate the maturity of the related Contract,  the master servicer's or servicer's  ability to do so will depend on the  enforceability under state law of the due-on-sale  clause.  The Garn-St Germain Act preempts,  subject to certain  exceptions and conditions,  state laws prohibiting  enforcement of due-on-sale clauses applicable to the Manufactured Homes.  Consequently,  in some cases the master servicer or servicer may be prohibited from enforcing a due-on-sale clause in respect of a Manufactured Home.

         Late Payment  Charges and Prepayment  Restrictions.  Notes and  mortgages,  as well as  manufactured  housing  conditional  sales contracts and installment loan agreements,  may contain provisions that obligate the borrower to pay a late charge or additional  interest if payments are not timely made, and in some circumstances,  may prohibit prepayments for a specified period and/or condition  prepayments upon the borrower's payment of prepayment fees or yield maintenance  penalties.  In some states,  there are or may be specific limitations upon the late charges which a lender may collect from a borrower for  delinquent  payments or the amounts that a lender may collect from a borrower as an  additional  charge if the loan is prepaid  even when the loans  expressly  provide for the  collection  of those  charges.
Although  the Parity Act permits the  collection  of  prepayment  charges and late fees in  connection  with some types of eligible  loans preempting  any  contrary  state law  prohibitions,  some states may not  recognize  the  preemptive  authority  of the Parity Act or have formally  opted out of the Parity Act. As a result,  it is possible  that  prepayment  charges and late fees may not be collected  even on loans that  provide  for the  payment of those  charges  unless  otherwise  specified  in the related  prospectus  supplement.  The master servicer or another entity  identified in the  accompanying  prospectus  supplement  will be entitled to all  prepayment  charges and late payment  charges  received  on the  loans  and those  amounts  will not be  available  for  payment  on the  bonds.  The  Office of Thrift
Supervision  (OTS),  the agency that  administers  the Parity Act for unregulated  housing  creditors,  withdrew its favorable  Parity Act regulations  and Chief  Counsel  Opinions  that  previously  authorized  lenders  to charge  prepayment  charges  and late fees in certain circumstances  notwithstanding  contrary state law,  effective  with respect to loans  originated on or after July 1, 2003.  However,  the
OTS's ruling does not retroactively affect loans originated before July 1, 2003.

Subordinate Financing

         When the mortgagor  encumbers  mortgaged  property  with one or more junior  liens,  the senior lender is subjected to additional risk.  First, the mortgagor may have difficulty  servicing and repaying  multiple loans. In addition,  if the junior loan permits recourse to the  mortgagor  (as junior loans often do) and the senior loan does not, a mortgagor may be more likely to repay sums due on the junior loan than those on the senior loan.  Second,  acts of the senior lender that  prejudice  the junior  lender or impair the junior  lender's security may create a superior  equity in favor of the junior  lender.  For example,  if the  mortgagor  and the senior lender agree to an increase in the  principal  amount of or the  interest  rate payable on the senior  loan,  the senior  lender may lose its priority to the extent an existing  junior lender is harmed or the mortgagor is  additionally  burdened.  Third,  if the mortgagor  defaults on the senior loan  and/or any junior  loan or loans,  the  existence  of junior  loans and  actions  taken by junior  lenders  can impair the  security available to the senior lender and can interfere  with or delay the taking of action by the senior lender.  Moreover,  the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

Installment Contracts

         The trust fund assets may also consist of installment sales contracts.  Under an installment  contract the seller (referred to in this section as the  "lender")  retains legal title to the property and enters into an agreement  with the purchaser  (referred to in this section as the  "borrower")  for the  payment  of the  purchase  price,  plus  interest,  over the term of the  contract.  Only after full performance  by the borrower of the  installment  contract is the lender  obligated to convey title to the property to the  purchaser.  As with mortgage or deed of trust financing,  during the effective period of the installment contract,  the borrower is generally responsible for the  maintaining  the  property  in good  condition  and for paying real  estate  taxes,  assessments  and hazard  insurance  premiums associated with the property.

         The method of enforcing the rights of the lender under an installment  contract  varies on a state-by- state basis depending upon the extent to which state  courts are willing,  or able  pursuant to state  statute,  to enforce the  contract  strictly  according to its terms. The terms of installment  contracts  generally provide that upon a default by the borrower,  the borrower loses his or her right to occupy the property,  the entire  indebtedness is accelerated and the buyer's equitable interest in the property is forfeited.  The lender in this  situation is not required to foreclose in order to obtain title to the  property,  although in some cases a quiet title action is in order if the borrower  has filed the  installment  contract in local land  records and an ejectment  action may be necessary to recover possession.  In a few states,  particularly  in cases of borrower  default during the early years of an installment  contract,  the courts will permit  ejectment of the buyer and a  forfeiture  of his or her  interest in the  property.  However,  most state  legislatures  have enacted  provisions  by  analogy to  mortgage  law  protecting  borrowers  under  installment  contracts  from the harsh  consequences  of forfeiture.  Under these statutes,  a judicial or nonjudicial  foreclosure  may be required,  the lender may be required to give notice of default and the borrower may be granted some grace period during which the  installment  contract may be  reinstated  upon full payment of the defaulted  amount and the borrower may have a  post-foreclosure  statutory  redemption  right.  In other states,  courts in equity may permit a borrower with  significant  investment in the property under an installment  contract for the sale of real estate to share in the proceeds  of sale of the  property  after  the  indebtedness  is  repaid  or may  otherwise  refuse  to  enforce  the  forfeiture  clause.
Nevertheless,  the  lender's  procedures  for  obtaining  possession  and clear title under an  installment  contract in a given state are simpler and less time consuming and costly than are the  procedures for  foreclosing  and obtaining  clear title to a property  subject to one or more liens.

Applicability of Usury Laws

         Title V provides that state usury  limitations  shall not apply to some types of residential  first mortgage loans  originated by some lenders  after March  31,1980.  A similar  federal  statute was in effect with respect to mortgage  loans made during the first three months of 1980. The Office of Thrift  Supervision is authorized to issue rules and  regulations and to publish  interpretations  governing implementation of Title V. The statute  authorized any state to reimpose interest rate limits by adopting,  before April 1, 1983, a law or constitutional  provision which expressly rejects application of the federal law. In addition,  even where Title V is not so rejected, any state is authorized by the law to adopt a provision  limiting  discount points or other charges on mortgage loans covered by Title V. Some states have taken action to reimpose interest rate limits or to limit discount points or other charges.

         Title V also provides that,  subject to the following  conditions,  state usury  limitations  shall not apply to any loan that is secured by a first lien on some kinds of Manufactured  Housing.  Contracts would be covered if they satisfy  conditions  including,  among other things,  terms governing any  prepayments,  late charges and deferral fees and requiring a 30-day notice period prior to instituting any action  leading to  repossession  of or  foreclosure  with  respect to the  related  unit.  Title V  authorized  any state to reimpose limitations  on interest rates and finance  charges by adopting  before April 1,1983 a law or  constitutional  provision  which  expressly rejects  application of the federal law.  Fifteen states adopted this type of law prior to the April 1,1983  deadline.  In addition,  even where Title V was not so rejected,  any state is authorized by the law to adopt a provision  limiting  discount points or other charges on loans covered by Title V. In any state in which application of Title V was expressly  rejected or a provision  limiting discount points or other  charges has been  adopted,  no Contract  which  imposes  finance  charges or provides for  discount  points or charges in excess of permitted levels has been included in the trust fund.

         Usury limits apply to junior  mortgage  loans in many  states.  Any  applicable  usury  limits in effect at  origination  will be reflected in the maximum mortgage rates for ARM Loans, as set forth in the related prospectus supplement.

         As indicated above under "The Mortgage  Pools—Representations  by Sellers," each Seller of a mortgage loan will have  represented that the mortgage loan was originated in compliance  with then  applicable  state laws,  including  usury laws, in all material  respects.
However, the mortgage rates on the mortgage loans will be subject to applicable usury laws as in effect from time to time.

Alternative Mortgage Instruments

         Alternative  mortgage  instruments,  including  adjustable rate mortgage loans and early ownership mortgage loans,  originated by non-federally  chartered lenders  historically have been subjected to a variety of restrictions.  The restrictions  differed from state to state,  resulting in difficulties in determining  whether a particular  alternative  mortgage  instrument  originated by a state-chartered lender was in compliance with  applicable law. These  difficulties  were  alleviated  substantially  as a result of the enactment of Title
VIII.  Title VIII provides  that,  notwithstanding  any state law to the contrary,  (1)  state-chartered  banks may originate  alternative mortgage  instruments  in accordance  with  regulations  promulgated  by the  Comptroller  of the Currency with respect to  origination of alternative  mortgage instruments by national banks, (2) state-chartered  credit unions may originate  alternative mortgage instruments in accordance with regulations  promulgated by the National Credit Union  Administration with respect to origination of alternative  mortgage instruments by federal credit unions, and (3) all other non-federally chartered housing creditors,  including  state-chartered savings and loan  associations,  state-chartered  savings banks and mutual savings banks and mortgage  banking  companies,  may originate  alternative mortgage  instruments in accordance  with the  regulations  promulgated by the Federal Home Loan Bank Board,  predecessor to the Office of
Thrift Supervision,  with respect to origination of alternative mortgage instruments by federal savings and loan associations.  Title VIII provides  that any state may reject  applicability  of the  provisions  of Title VIII by  adopting,  prior to October 15,  1985,  a law or constitutional provision expressly rejecting the applicability of the provisions. Some states have taken this action.

Formaldehyde Litigation with Respect to Contracts

         A number of lawsuits are pending in the United  States  alleging  personal  injury from  exposure to the  chemical  formaldehyde, which is present in many building  materials,  including  components of manufactured  housing such as plywood  flooring and wall paneling.
Some of these lawsuits are pending against  manufacturers  of manufactured  housing,  suppliers of component parts, and related persons in the distribution process. The depositor is aware of a limited number of cases in which plaintiffs have won judgments in these lawsuits.

         Under the FTC Rule,  which is  described  above  under  "Consumer  Protection  Laws",  the  holder of any  Contract  secured by a
Manufactured Home with respect to which a formaldehyde  claim has been  successfully  asserted may be liable to the obligor for the amount paid by the obligor on the related  Contract and may be unable to collect  amounts still due under the  Contract.  In the event an obligor is  successful  in asserting  this claim,  the related  securityholders  could suffer a loss if (1) the related  Seller fails or cannot be required to repurchase the affected  Contract for a breach of  representation  and warranty and (2) the master  servicer,  servicer of the
Contract or the trustee were unsuccessful in asserting any claim of contribution or subornation on behalf of the  securityholders  against the  manufacturer  or other  persons who were  directly  liable to the plaintiff for the damages.  Typical  products  liability  insurance policies held by  manufacturers  and component  suppliers of manufactured  homes may not cover  liabilities  arising from  formaldehyde in manufactured  housing,  with the result that  recoveries  from these  manufacturers,  suppliers  or other  persons may be limited to their corporate assets without the benefit of insurance.

The Servicemembers Civil Relief Act

         Under the terms of the Relief Act, a mortgagor who enters  military  service after the  origination of the  mortgagor's  mortgage loan  (including a mortgagor who was in reserve status and is called to active duty after  origination of the mortgage  loan),  may not be charged interest  (including fees and charges) above an annual rate of 6% during the period of the mortgagor's active duty status,  unless a court orders  otherwise  upon  application of the lender.  The Relief Act applies to mortgagors  who are members of the Army,  Navy, Air
Force,  Marines,  National  Guard,  Reserves,  Coast  Guard,  and officers of the U.S.  Public  Health  Service  assigned to duty with the military.  Because the Relief Act applies to mortgagors who enter military  service,  including  reservists who are called to active duty, after  origination  of the related  mortgage  loan, no  information  can be provided as to the number of loans that may be affected by the
Relief Act. With respect to any mortgage loan subject to the Relief Act with an interest  rate in excess of 6% per annum,  application  of the Relief Act would  adversely  affect,  for an  indeterminate  period of time, the ability of the master servicer or servicer to collect full amounts of interest on that mortgage loan.  Any shortfall in interest  collections  resulting from the  application of the Relief Act or similar  legislation or regulations,  which would not be recoverable  from the related  mortgage loans,  would result in a reduction of the amounts  distributable  to the holders of the related  securities,  and would not be covered by advances by the master  servicer,  any servicer or other  entity or by any form of credit  enhancement  provided in  connection  with the related  series of  securities,  unless described in the  prospectus  supplement.  In  addition,  the Relief Act imposes  limitations  that would impair the ability of the master servicer or servicer to foreclose on an affected single family loan or enforce rights under a Contract  during the  mortgagor's  period of active duty status,  and,  under some  circumstances,  during an  additional  three month period  thereafter.  Thus, in the event that the
Relief Act or similar  legislation  or  regulations  applies to any mortgage loan which goes into default,  there may be delays in payment and losses on the related securities in connection therewith.  Any other interest shortfalls,  deferrals or forgiveness of payments on the mortgage loans  resulting from similar  legislation or regulations  may result in delays in payments or losses to  securityholders  of the related series.

         Certain  states have  enacted or may enact their own  versions  of the Relief Act which may  provide for more  enhanced  consumer protection provisions than those set forth in the Relief Act. The Relief Act may not preempt those state laws.

Forfeitures in Drug and RICO Proceedings

         Federal law provides that property owned by persons  convicted of  drug-related  crimes or of criminal  violations of RICO can be seized by the government if the property was used in, or purchased with the proceeds of, these crimes.  Under procedures  contained in the
Crime Control Act, the government  may seize the property even before  conviction.  The  government  must publish notice of the forfeiture proceeding  and may give notice to all parties  "known to have an alleged  interest in the  property",  including  the holders of mortgage loans.

         A lender may avoid  forfeiture  of its  interest in the  property if it  establishes  that:  (1) its  mortgage  was  executed and recorded  before  commission  of the crime upon which the  forfeiture  is based,  or (2) the lender was, at the time of  execution  of the mortgage,  "reasonably  without cause to believe" that the property was used in, or purchased  with the proceeds of,  illegal drug or RICO activities.

Junior Mortgages

         Some of the mortgage  loans may be secured by mortgages or deeds of trust which are junior to senior  mortgages or deeds of trust which are not part of the trust fund. The rights of the  securityholders,  as mortgagee under a junior mortgage,  are subordinate to those of the  mortgagee  under the  senior  mortgage,  including  the prior  rights of the senior  mortgagee  to receive  hazard  insurance  and condemnation  proceeds  and to cause  the  property  securing  the  mortgage  loan to be sold upon  default  of the  mortgagor,  which may extinguish  the junior  mortgagee's  lien unless the junior  mortgagee  asserts its  subordinate  interest in the property in  foreclosure litigation  and, in some cases,  either  reinitiates  or satisfies the defaulted  senior loan or loans.  A junior  mortgagee may satisfy a defaulted  senior loan in full or, in some states,  may cure the default and bring the senior loan current thereby  reinstating the senior loan, in either event  usually  adding the amounts  expended to the balance due on the junior loan. In most states,  absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior  mortgagee.  Where  applicable law or the terms of the senior  mortgage or deed of trust do not require  notice of default to the junior  mortgagee,  the lack of this notice may prevent the junior mortgagee from exercising any right to reinstate the loan which applicable law may provide.

         The standard  form of the mortgage or deed of trust used by most  institutional  lenders  confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation  proceedings,  and to apply the proceeds and awards to any  indebtedness  secured by the mortgage or deed of trust, in the order the mortgagee may determine.
Thus,  in the event  improvements  on the property are damaged or  destroyed  by fire or other  casualty,  or in the event the property is taken by condemnation,  the mortgagee or beneficiary  under underlying senior mortgages will have the prior right to collect any insurance proceeds  payable under a hazard  insurance  policy and any award of damages in connection with the  condemnation and to apply the same to the indebtedness  secured by the senior mortgages.  Proceeds in excess of the amount of senior mortgage  indebtedness,  in most cases, may be applied to the indebtedness of junior mortgages in the order of their priority.

         Another  provision  sometimes  found in the form of the mortgage or deed of trust used by  institutional  lenders  obligates  the mortgagor to pay before  delinquency all taxes and assessments on the property and, when due, all  encumbrances,  charges and liens on the property  which are prior to the  mortgage or deed of trust,  to provide and maintain  fire  insurance  on the  property,  to maintain and repair the property and not to commit or permit any waste  thereof,  and to appear in and defend any action or  proceeding  purporting  to affect  the  property  or the  rights of the  mortgagee  under the  mortgage.  Upon a failure of the  mortgagor  to  perform  any of these obligations,  the mortgagee or beneficiary is given the right under some mortgages or deeds of trust to perform the obligation  itself, at its election,  with the mortgagor  agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the  mortgagor.
All sums so expended by a senior mortgagee become part of the indebtedness secured by the senior mortgage.
Negative Amortization Loans

         A notable case decided by the United States Court of Appeals,  First Circuit,  held that state restrictions on the compounding of interest  are not  preempted by the  provisions  of the DIDMC and as a result,  a mortgage  loan that  provided for negative  amortization violated New  Hampshire's  requirement  that first mortgage  loans provide for  computation of interest on a simple  interest  basis.  The holding  was  limited to the effect of DIDMC on state laws  regarding  the  compounding  of  interest  and the court did not  address  the applicability of the Parity Act, which authorizes lender to make residential  mortgage loans that provide for negative  amortization.  The
First Circuit's  decision is binding  authority only on Federal District Courts in Maine, New Hampshire,  Massachusetts,  Rhode Island and
Puerto Rico.

                                                     FEDERAL INCOME TAX CONSEQUENCES

General

         The  following  discussion  is the opinion of Thacher  Proffitt & Wood llp,  Orrick,  Herrington  & Sutcliffe  LLP and  Greenberg
Traurig,  LLP counsel to the  depositor,  with respect to the  anticipated  material  federal  income tax  consequences  of the  purchase, ownership and  disposition of offered  securities  offered under this  prospectus and the prospectus  supplement  insofar as it relates to matters of law or legal conclusions with respect thereto.  This discussion is directed solely to securityholders  that hold the securities as capital  assets  within the meaning of Section  1221 of the Code and does not purport to discuss  all federal  income tax  consequences that may be applicable to the individual  circumstances  of particular  categories of investors,  some of which (such as banks,  insurance companies and foreign investors) may be subject special treatment under the Code. Further,  the authorities on which this discussion,  and the  opinion  referred  to  below,  are based are  subject  to change or  differing  interpretations,  which  could  apply  retroactively.
Prospective  investors  should note that no rulings have been or will be sought from the IRS with respect to any of the federal income tax consequences  discussed  below,  and no assurance can be given that the IRS will not take contrary  positions.  Taxpayers and preparers of tax returns  (including  those filed by any REMIC or other issuer) should be aware that under applicable  Treasury  regulations a provider of advice on  specific  issues of law is not  considered  an income tax  return  preparer  unless the advice (1) is given with  respect to events that have occurred at the time the advice is rendered and is not given with respect to the  consequences of  contemplated  actions, and (2) is directly  relevant to the  determination  of an entry on a tax return.  Accordingly,  taxpayers are encouraged to consult their own tax  advisors  and tax return  preparers  regarding  the  preparation  of any item on a tax  return,  even where the  anticipated  tax treatment  has been  discussed in this  prospectus.  In addition to the federal  income tax  consequences  described  in this  prospectus, potential  investors are encouraged to consider the state and local tax consequences,  if any, of the purchase,  ownership and disposition of the securities. See "State and Other Tax Consequences" in this prospectus.

         The following discussion addresses securities of three general types:

1.       REMIC  Certificates  representing  interests in a trust fund, or a portion thereof,  that the REMIC  Administrator  will elect to have treated as one or more REMICs under the REMIC Provisions of the Code,

2.       notes representing indebtedness of a trust fund as to which no REMIC election will be made,

3.       Grantor Trust Certificates representing interests in a Grantor Trust Fund as to which no REMIC election will be made, and

4.       securities  representing an ownership interest in some or all of the assets included in the exchangeable  security trust fund for an ES Class.

The  prospectus  supplement for each series of  certificates  will indicate  whether a REMIC election (or elections)  will be made for the related trust fund and, if this election is to be made, will identify all "regular  interests" and "residual  interests" in the REMIC. For purposes of this tax discussion,  references to a  "securityholder,"  "certificateholder"  or a "holder" are to the beneficial  owner of a security or certificate, as the case may be.

         The  prospectus  supplement  for each series of securities  will indicate  which of the foregoing  treatments  will apply to that series.  In addition,  if a  Partnership  Structure is being used,  the tax treatment of such  structure  will be described in the related prospectus supplement.

         The following  discussion is based in part upon the OID  Regulations and in part upon REMIC  Regulations.  The OID Regulations do not adequately address issues relevant to securities such as the offered securities.  In some instances,  the OID Regulations provide that they are not applicable to securities such as the offered securities.

REMICS

         Classification  of REMICS.  On or prior to the date of the related  prospectus  supplement with respect to the proposed  issuance of each series of REMIC  Certificates,  any of Thacher Proffitt & Wood llp, Orrick,  Herrington & Sutcliffe LLP or Greenberg  Traurig LLP,
as counsel to the depositor,  or another law firm identified in the related prospectus  supplement,  will deliver its opinion generally to the effect  that,  assuming  compliance  with all  provisions  of the related  pooling and  servicing  agreement,  for federal  income tax purposes,  the related trust fund (or each applicable  portion  thereof) will qualify as a REMIC and the REMIC  Certificates  offered with respect  thereto will be considered to evidence  ownership of REMIC Regular  Certificates  or REMIC  Residual  Certificates  in that REMIC within the meaning of the REMIC Provisions.

         If an entity  electing  to be treated as a REMIC fails to comply  with one or more of the  ongoing  requirements  of the Code for status  as a REMIC  during  any  taxable  year,  the Code  provides  that the  entity  will not be  treated  as a REMIC  for that year and thereafter.  In that event, the entity may be taxable as a corporation under Treasury regulations,  and the related REMIC Certificates may not be accorded the status or given the tax treatment  described  below.  Although the Code  authorizes  the Treasury  Department to issue regulations  providing relief in the event of an inadvertent  termination of REMIC status, no such regulations have been issued.  Any such relief,  moreover,  may be accompanied  by sanctions,  such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period in which the  requirements  for status as a REMIC are not  satisfied.  The pooling and servicing  agreement with respect to each REMIC will include provisions  designed to maintain the related trust fund's status as a REMIC under the REMIC Provisions.  It is not anticipated that the status of any trust fund as a REMIC will be inadvertently terminated.

         Characterization  of Investments in REMIC  Certificates.  In general,  the REMIC Certificates will be "real estate assets" within the meaning of Section  856(c)(4)(A) of the Code and assets  described in Section  7701(a)(19)(C)  of the Code in the same proportion that the assets of the REMIC underlying the certificates would be so treated.  Moreover,  if 95% or more of the assets of the REMIC qualify for any of the foregoing  treatments at all times during a calendar year, the REMIC Certificates will qualify for the corresponding  status in their  entirety for that  calendar  year.  Interest  (including  original  issue  discount) on the REMIC Regular  Certificates  and income allocated to the class of REMIC Residual  Certificates will be interest  described in Section  856(c)(3)(B) of the Code to the extent that the  certificates  are treated as "real estate  assets"  within the meaning of Section  856(c)(4)(A)  of the Code. In addition,  the REMIC
Regular  Certificates will be "qualified  mortgages" within the meaning of Section  860G(a)(3) of the Code if transferred to another REMIC on its startup day in exchange for regular or residual  interests  therein.  The  determination as to the percentage of the REMIC's assets that constitute  assets  described in the foregoing  sections of the Code will be made with respect to each calendar  quarter based on the average adjusted basis of each category of the assets held by the REMIC during the calendar quarter.  The REMIC  Administrator will report those determinations to certificateholders in the manner and at the times required by applicable Treasury regulations.

         The assets of the REMIC will include,  in addition to mortgage  loans,  payments on mortgage loans held pending  distribution  on the REMIC  Certificates  and any property  acquired by foreclosure held pending sale, and may include amounts in reserve  accounts.  It is unclear whether  property  acquired by foreclosure held pending sale and amounts in reserve accounts would be considered to be part of the mortgage loans, or whether the assets (to the extent not invested in assets described in the foregoing  sections)  otherwise would receive the same treatment as the mortgage loans for purposes of all of the Code sections  mentioned in the immediately  preceding  paragraph.  In addition,  in some instances  mortgage loans may not be treated entirely as assets described in the foregoing sections of the Code. If so, the related  prospectus  supplement  will  describe  the  mortgage  loans that may not be so treated.  The REMIC  Regulations  do provide, however,  that cash received from  payments on mortgage  loans held pending  distribution  is  considered  part of the mortgage  loans for purposes of Section  856(c)(4)(A)  of the Code.  Furthermore,  foreclosure  property  will qualify as "real estate  assets"  under Section
856(c)(4)(A) of the Code.

         Tiered REMIC Structures.  For some series of REMIC  Certificates,  two or more separate elections may be made to treat designated portions of the related  trust fund as REMICs for  federal  income tax  purposes.  As to each such  series of REMIC  Certificates,  in the opinion of counsel to the depositor,  assuming compliance with all provisions of the related pooling and servicing agreement,  each of the
REMICs in that trust fund will  qualify as a REMIC and the REMIC  Certificates  issued by these  REMICs  will be  considered  to  evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

         Solely for purposes of  determining  whether the REMIC  Certificates  will be "real estate  assets" within the meaning of Section
856(c)(4)(A)  of the Code, and "loans secured by an interest in real property" under Section  7701(a)(19)(C)  of the Code, and whether the income on the  certificates  is  interest  described  in Section  856(c)(3)(B)  of the Code,  all of the REMICs in that trust fund will be treated as one REMIC.

         Taxation of Owners of REMIC Regular Certificates.

         General.  Except as otherwise  stated in this  discussion,  REMIC  Regular  Certificates  will be treated for federal  income tax purposes as debt instruments  issued by the REMIC and not as ownership  interests in the REMIC or its assets.  Moreover,  holders of REMIC
Regular  Certificates  that  otherwise  report income under a cash method of accounting  will be required to report income with respect to
REMIC Regular Certificates under an accrual method.

         Original Issue Discount.  A REMIC Regular  Certificate may be issued with "original issue discount" within the meaning of Section
1273(a) of the Code. Any holder of a REMIC Regular  Certificate  issued with original issue discount generally will be required to include original  issue  discount in income as it accrues,  in accordance  with the "constant  yield" method  described  below,  in advance of the receipt of the cash  attributable to that income. In addition,  Section  1272(a)(6) of the Code provides special rules applicable to REMIC
Regular  Certificates  and some other debt  instruments  issued with original issue discount.  Regulations have not been issued under that section.

         The Code requires  that a reasonable  prepayment  assumption be used with respect to mortgage  loans held by a REMIC in computing the accrual of original  issue discount on REMIC Regular  Certificates  issued by that REMIC,  and that  adjustments be made in the amount and rate of accrual of that  discount to reflect  differences  between  the actual  prepayment  rate and the  prepayment  assumption.  The prepayment  assumption is to be determined in a manner  prescribed in Treasury  regulations;  as noted above,  those  regulations have not been issued.  The Committee  Report  indicates that the  regulations  will provide that the prepayment  assumption  used with respect to a
REMIC Regular Certificate must be the same as that used in pricing the initial offering of the REMIC Regular  Certificate.  The Prepayment
Assumption used in reporting  original issue discount for each series of REMIC Regular  Certificates will be consistent with this standard and will be disclosed in the related prospectus supplement.  However, none of the depositor,  the master servicer or the trustee will make any representation that the mortgage loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

         The  original  issue  discount,  if any, on a REMIC  Regular  Certificate  will be the excess of its stated  redemption  price at maturity over its issue price. The issue price of a particular class of REMIC Regular  Certificates  will be the first cash price at which a substantial amount of REMIC Regular  Certificates of that class is sold (excluding sales to bond houses,  brokers and underwriters).  If less than a substantial  amount of a particular class of REMIC Regular  Certificates is sold for cash on or prior to the Closing Date, the issue  price for that class will be the fair  market  value of that  class on the  Closing  Date.  Under the OID  Regulations,  the stated
redemption  price  of a REMIC  Regular  Certificate  is equal  to the  total of all  payments  to be made on the  certificate  other  than
"qualified stated interest." "Qualified stated interest" is interest that is unconditionally  payable at least annually (during the entire term of the instrument) at a single fixed rate, or at a "qualified  floating  rate," an "objective  rate," a combination of a single fixed rate and one or more "qualified  floating rates" or one "qualified inverse floating rate," or a combination of "qualified  floating rates"
that does not operate in a manner that accelerates or defers interest payments on the REMIC Regular Certificate.

         In the case of REMIC Regular  Certificates  bearing adjustable  interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the  characteristics of the REMIC Regular  Certificates.  If the original issue discount rules apply to the certificates in a particular series,  the related  prospectus  supplement will describe the manner in which these rules will be applied with  respect to the  certificates  in that series that bear an  adjustable  interest  rate in preparing information returns to the certificateholders and the IRS.

         The first interest  payment on a REMIC Regular  Certificate may be made more than one month after the date of issuance,  which is a period longer than the subsequent  monthly  intervals  between interest  payments.  Assuming the "accrual period" (as defined below) for original issue discount is each monthly period that ends on the day prior to each  distribution  date, in some cases,  as a consequence of this "long first  accrual  period,"  some or all interest  payments may be required to be included in the stated  redemption  price of the
REMIC Regular Certificate and accounted for as original issue discount.  Because interest on REMIC Regular  Certificates must in any event be accounted for under an accrual method,  applying this analysis would result in only a slight  difference in the timing of the inclusion in income of the yield on the REMIC Regular Certificates.

         In addition,  if the accrued interest to be paid on the first  distribution date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase  price paid for a REMIC Regular  Certificate  will reflect the accrued  interest.  In such cases,  information  returns to the  certificateholders  and the IRS will be based on the  position  that the portion of the purchase price paid for the  interest  accrued  with  respect to periods  prior to the Closing  Date is treated as part of the overall  cost of the
REMIC  Regular  Certificate  (and not as a separate  asset the cost of which is recovered  entirely  out of interest  received on the next distribution  date) and that portion of the interest  paid on the first  distribution  date in excess of interest  accrued for a number of days  corresponding  to the  number of days from the  Closing  Date to the first  distribution  date  should  be  included  in the  stated
redemption price of the REMIC Regular  Certificate.  However,  the OID Regulations  state that all or some portion of the accrued interest may be treated as a separate  asset the cost of which is recovered  entirely out of interest  paid on the first  distribution  date. It is unclear how an election to do so would be made under the OID  Regulations  and whether such an election  could be made  unilaterally  by a certificateholder.

         Notwithstanding  the general definition of original issue discount,  original issue discount on a REMIC Regular  Certificate will be considered to be de minimis if it is less than 0.25% of the stated  redemption  price of the REMIC  Regular  Certificate  multiplied by its weighted  average life.  For this purpose,  the weighted  average life of a REMIC  Regular  Certificate  is computed as the sum of the amounts determined,  as to each payment included in the stated redemption price of the REMIC Regular  Certificate,  by multiplying (1) the number of complete  years  (rounding  down for partial  years) from the issue date until that  payment is expected to be made  (presumably taking  into  account  the  Prepayment  Assumption)  by (2) a  fraction,  the  numerator  of which is the amount of the  payment,  and the denominator of which is the stated  redemption price at maturity of the REMIC Regular  Certificate.  Under the OID  Regulations,  original issue discount of only a de minimis amount (other than de minimis original issue discount  attributable to a so-called  "teaser"  interest rate or an initial  interest  holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of de minimis original issue discount  attributable to that certificate and a fraction,  the numerator of which is the amount of the principal  payment and the denominator of which is the outstanding  stated principal amount of the REMIC Regular  Certificate.  The
OID Regulations  also would permit a  certificateholder  to elect to accrue de minimis original issue discount into income currently based on a constant  yield method.  See  "REMICS—Taxation  of Owners of REMIC Regular  Certificates—Market  Discount" in this  prospectus  for a description of this election under the OID Regulations.

         If original issue  discount on a REMIC Regular  Certificate is in excess of a de minimis  amount,  the holder of the  certificate must include in ordinary  gross income the sum of the "daily  portions" of original issue discount for each day during its taxable year on which it held the REMIC Regular  Certificate,  including the purchase date but excluding the disposition  date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.

         As to each "accrual  period,"  that is, each period that ends on a date that  corresponds  to the day prior to each  distribution date and begins on the first day following the immediately  preceding  accrual period (or in the case of the first such period,  begins on the Closing Date), a calculation  will be made of the portion of the original issue discount that accrued during the accrual  period.  The portion of original  issue  discount that accrues in any accrual  period will equal the excess,  if any, of (1) the sum of (a) the present value, as of the end of the accrual period, of all of the  distributions  remaining to be made on the REMIC Regular  Certificate,  if any, in future periods and (b) the  distributions  made on the REMIC Regular  Certificate  during the accrual period of amounts included in the stated redemption price,  over (2) the adjusted issue price of the REMIC Regular  Certificate at the beginning of the accrual period.  The present value of the remaining  distributions  referred to in the preceding sentence will be calculated (1) assuming that distributions on the REMIC  Regular  Certificate  will be received  in future  periods  based on the  mortgage  loans being  prepaid at a rate equal to the
Prepayment  Assumption,  (2) using a discount rate equal to the original yield to maturity of the  certificate and (3) taking into account events (including actual  prepayments) that have occurred before the close of the accrual period.  For these purposes,  the original yield to maturity of the certificate  will be calculated  based on its issue price and assuming that  distributions  on the certificate  will be made in all accrual  periods based on the mortgage  loans being prepaid at a rate equal to the Prepayment  Assumption.  The adjusted issue price of a REMIC Regular  Certificate at the beginning of any accrual period will equal the issue price of the  certificate,  increased by the aggregate  amount of original issue discount that accrued with respect to the  certificate  in prior accrual  periods,  and reduced by the amount of any  distributions  made on the certificate in prior accrual periods of amounts included in the stated redemption price. The original issue discount  accruing during any accrual period,  computed as described  above,  will be allocated  ratably to each day during the accrual period to determine the daily portion of original issue discount for that day.

         A subsequent  purchaser of a REMIC Regular  Certificate  that purchases a certificate  that is treated as having been issued with original issue discount at a cost (excluding any portion of the cost  attributable  to accrued  qualified  stated  interest) less than its remaining  stated  redemption  price will also be required to include in gross income the daily  portions of any original  issue  discount with respect to the  certificate.  However,  each such daily portion will be reduced,  if the cost of the  certificate is in excess of its
"adjusted  issue price," in proportion to the ratio the excess bears to the aggregate  original issue discount  remaining to be accrued on the REMIC  Regular  Certificate.  The  adjusted  issue  price of a REMIC  Regular  Certificate  on any given day equals the sum of (1) the adjusted  issue price (or, in the case of the first accrual  period,  the issue price) of the  certificate at the beginning of the accrual period which  includes  that day and (2) the daily  portions of original  issue  discount for all days during the accrual  period prior to that day.

         Market Discount. A certificateholder  that purchases a REMIC Regular Certificate at a market discount,  that is, in the case of a
REMIC Regular  Certificate  issued without original issue discount,  at a purchase price less than its remaining stated principal  amount, or in the case of a REMIC Regular  Certificate  issued with original  issue  discount,  at a purchase  price less than its adjusted  issue price will recognize gain upon receipt of each distribution  representing  stated  redemption price. In particular,  under Section 1276 of the Code such a certificateholder  generally will be required to allocate the portion of each distribution  representing stated redemption price  first to  accrued  market  discount  not  previously  included  in income,  and to  recognize  ordinary  income to that  extent.  A certificateholder  may elect to include market discount in income  currently as it accrues rather than including it on a deferred basis in accordance  with the foregoing.  If made, the election will apply to all market  discount  bonds acquired by the  certificateholder  on or after the first day of the first taxable year to which the election applies.  In addition,  the OID Regulations permit a certificateholder to elect to accrue all interest,  discount  (including de minimis market or original issue discount) in income,  and to amortize  premium, based on a constant yield method.  If such an election were made with respect to a REMIC Regular  Certificate  with market  discount,  the certificateholder  would be deemed to have made an election to include  currently market discount in income with respect to all other debt instruments  having  market  discount  that the  certificateholder  acquires  during  the  taxable  year of the  election  or  thereafter.
Similarly,  a  certificateholder  that made this election for a certificate  that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments  having  amortizable bond premium that the  certificateholder  owns or acquires.  See  "REMICS—Taxation  of Owners of REMIC Regular  Certificates—Premium"  below. Each of these elections to accrue interest, discount and premium with respect to a certificate on a constant yield method would be irrevocable, except with the approval of the IRS.

         However,  market  discount  with  respect to a REMIC  Regular  Certificate  will be  considered  to be de minimis for purposes of
Section  1276 of the Code if the  market  discount  is less than  0.25% of the  remaining  stated  redemption  price of the REMIC  Regular
Certificate  multiplied by the number of complete years to maturity  remaining  after the date of its purchase.  In interpreting a similar rule with respect to original issue discount on obligations  payable in  installments,  the OID Regulations  refer to the weighted average maturity of  obligations,  and it is likely that the same rule will be applied with  respect to market  discount,  presumably  taking into account the  Prepayment  Assumption.  If market  discount is treated as de minimis  under this rule,  it appears that the actual  discount would be treated in a manner similar to original issue discount of a de minimis amount.  See  "REMICS—Taxation  of Owners of REMIC Regular
Certificates—Original  Issue  Discount"  above.  This  treatment  would result in discount  being included in income at a slower rate than discount would be required to be included in income using the method described above.

         Section  1276(b)(3) of the Code specifically  authorizes the Treasury  Department to issue  regulations  providing for the method for accruing market discount on debt  instruments,  the principal of which is payable in more than one installment.  Until regulations are issued by the Treasury  Department,  the rules  described in the Committee  Report  apply.  The Committee  Report  indicates  that in each accrual period market discount on REMIC Regular  Certificates  should accrue,  at the  certificateholder's  option:  (1) on the basis of a constant yield method,  (2) in the case of a REMIC Regular  Certificate  issued without  original issue discount,  in an amount that bears the same ratio to the total  remaining  market  discount as the stated  interest  paid in the accrual  period bears to the total amount of stated interest  remaining to be paid on the REMIC Regular  Certificate as of the beginning of the accrual period, or (3) in the case of a
REMIC Regular  Certificate  issued with original  issue  discount,  in an amount that bears the same ratio to the total  remaining  market discount as the original  issue discount  accrued in the accrual period bears to the total original issue discount  remaining on the REMIC
Regular  Certificate at the beginning of the accrual  period.  Moreover,  the  Prepayment  Assumption  used in calculating  the accrual of original  issue  discount  is also used in  calculating  the  accrual of market  discount.  Because  the  regulations  referred to in this paragraph  have not been issued,  it is not possible to predict what effect these  regulations  might have on the tax treatment of a REMIC
Regular Certificate purchased at a discount in the secondary market.

         To the extent that REMIC Regular  Certificates  provide for monthly or other periodic  distributions  throughout  their term, the effect of these rules may be to require  market  discount to be includible in income at a rate that is not  significantly  slower than the rate at which  the  discount  would  accrue if it were  original  issue  discount.  Moreover,  in any  event a holder  of a REMIC  Regular
Certificate  generally will be required to treat a portion of any gain on the sale or exchange of the  certificate  as ordinary  income to the extent of the  market  discount  accrued to the date of  disposition  under one of the  foregoing  methods,  less any  accrued  market discount previously reported as ordinary income.

         Further,  under  Section  1277 of the Code a holder of a REMIC  Regular  Certificate  may be  required  to defer a portion of its interest  deductions  for the taxable year  attributable  to any  indebtedness  incurred or continued to purchase or carry a REMIC Regular
Certificate  purchased  with market  discount.  For these  purposes,  the de minimis rule  referred to above  applies.  Any such  deferred interest  expense  would not exceed the market  discount that accrues  during the taxable year and is, in general,  allowed as a deduction not later than the year in which the market  discount is includible in income.  If a holder  elects to include  market  discount in income currently  as it accrues on all market  discount  instruments  acquired by the holder in that  taxable  year or  thereafter,  the interest deferral rule described above will not apply.

         Premium.  A REMIC Regular  Certificate  purchased at a cost (excluding any portion of the cost  attributable to accrued qualified stated  interest)  greater than its remaining  stated  redemption  price will be considered to be purchased at a premium.  The holder of a
REMIC Regular  Certificate  may elect under Section 171 of the Code to amortize the premium under the constant  yield method over the life of the  certificate.  If made, the election will apply to all debt  instruments  having  amortizable  bond premium that the holder owns or subsequently  acquires.  Amortizable  premium will be treated as an offset to interest income on the related debt instrument,  rather than as a separate  interest  deduction.  The OID Regulations  also permit  certificateholders  to elect to include all interest,  discount and premium in income  based on a constant  yield  method,  further  treating  the  certificateholder  as having made the election to amortize premium generally. See "REMICS—Taxation of Owners of REMIC Regular  Certificates—Market  Discount" above. The Committee Report states that the same rules that apply to accrual of market  discount  (which  rules will  require use of a Prepayment  Assumption  in accruing  market discount with respect to REMIC Regular  Certificates  without regard to whether the  certificates  have original issue discount) will also apply in  amortizing  bond premium  under  Section 171 of the Code.  The use of an  assumption  that there will be no  prepayments  may be required.

         Realized  Losses.  Under Section 166 of the Code,  both corporate  holders of the REMIC Regular  Certificates  and  non-corporate holders of the REMIC  Regular  Certificates  that acquire the  certificates  in connection  with a trade or business  should be allowed to deduct, as ordinary losses,  any losses sustained during a taxable year in which their certificates  become wholly or partially  worthless as the result of one or more  realized  losses on the  mortgage  loans.  However,  it appears  that a  non-corporate  holder that does not acquire a REMIC  Regular  Certificate  in  connection  with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until the holder's  certificate  becomes wholly  worthless  (i.e.,  until its outstanding  principal  balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

         Each holder of a REMIC Regular  Certificate  will be required to accrue  interest and original issue discount with respect to the certificate,  without giving effect to any reductions in distributions  attributable to defaults or delinquencies on the mortgage loans or the certificate  underlying the REMIC  Certificates,  as the case may be, until it can be established  that the reduction  ultimately will not be recoverable.  As a result,  the amount of taxable income reported in any period by the holder of a REMIC Regular  Certificate could exceed the amount of economic income actually  realized by that holder in the period.  Although the holder of a REMIC Regular  Certificate eventually  will recognize a loss or reduction in income  attributable  to previously  accrued and included income that as the result of a realized loss  ultimately  will not be realized,  the law is unclear with respect to the timing and character of this loss or reduction in income.

         Taxation of Owners of REMIC Residual Certificates

         General.  Although  a REMIC is a  separate  entity  for  federal  income  tax  purposes,  a REMIC  generally  is not  subject  to entity-level  taxation,  except with regard to prohibited  transactions and some other  transactions.  See  "—Prohibited  Transactions and
Other Possible  REMIC Taxes" below.  Rather,  the taxable  income or net loss of a REMIC is generally  taken into account by the holder of the REMIC Residual  Certificates.  Accordingly,  the REMIC Residual  Certificates  will be subject to tax rules that differ  significantly from those that would  apply if the REMIC  Residual  Certificates  were  treated  for  federal  income tax  purposes  as direct  ownership interests in the mortgage loans or as debt instruments issued by the REMIC.

         A holder of a REMIC  Residual  Certificate  generally  will be  required to report its daily  portion of the  taxable  income or, subject to the  limitations  noted in this  discussion,  the net loss of the REMIC for each day during a calendar  quarter that the holder owned the REMIC Residual  Certificate.  For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year"  convention  unless otherwise  disclosed in the related  prospectus  supplement.  The daily amounts so allocated  will then be allocated  among the REMIC Residual  Certificateholders  in proportion  to their  respective  ownership  interests  on that day.  Any amount  included in the gross income or allowed as a loss of any
REMIC Residual  Certificateholder  by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be  determined  under  the rules  described  below in  "Taxable  Income  of the  REMIC"  and will be  taxable  to the REMIC  Residual
Certificateholders  without  regard to the  timing or amount of cash  distributions  by the  REMIC.  Ordinary  income  derived  from REMIC
Residual  Certificates  will be "portfolio  income" for purposes of the taxation of taxpayers  subject to limitations under Section 469 of the Code on the deductibility of "passive losses."

         A holder of a REMIC Residual  Certificate  that purchased the certificate  from a prior holder of that  certificate  also will be required to report on its  federal  income tax return  amounts  representing  its daily  share of the taxable  income (or net loss) of the
REMIC for each day that it holds the REMIC Residual  Certificate.  Those daily amounts  generally will equal the amounts of taxable income or net loss determined as described above.  The Committee  Report  indicates that some  modifications of the general rules may be made, by regulations,  legislation or otherwise to reduce (or increase) the income of a REMIC Residual  Certificateholder  that purchased the REMIC
Residual  Certificate  from a prior holder of the certificate at a price greater than (or less than) the adjusted basis (as defined below)
the REMIC Residual  Certificate would have had in the hands of an original holder of the certificate.  The REMIC Regulations,  however, do not provide for any such modifications.

         Any payments  received by a holder of a REMIC  Residual  Certificate  in connection  with the  acquisition  of the REMIC Residual
Certificate  will be taken into  account in  determining  the income of the holder for federal  income tax  purposes.  Although it appears likely that any of these payments  would be includible in income  immediately  upon its receipt,  the IRS might assert that these payments should be  included  in income  over time  according  to an  amortization  schedule  or  according  to some other  method.  Because of the uncertainty  concerning  the treatment of these  payments,  holders of REMIC  Residual  Certificates  are  encouraged to consult their tax advisors concerning the treatment of these payments for income tax purposes.

         The amount of income REMIC  Residual  Certificateholders  will be required to report (or the tax  liability  associated  with the income) may exceed the amount of cash distributions  received from the REMIC for the corresponding  period.  Consequently,  REMIC Residual
Certificateholders  should have other sources of funds  sufficient to pay any federal  income taxes due as a result of their  ownership of
REMIC  Residual  Certificates  or  unrelated  deductions  against  which  income may be offset,  subject to the rules  relating to "excess inclusions" and "noneconomic"  residual  interests  discussed below. The fact that the tax liability  associated with the income allocated to REMIC  Residual  Certificateholders  may  exceed the cash  distributions  received  by the REMIC  Residual  Certificateholders  for the
corresponding period may significantly  adversely affect the REMIC Residual  Certificateholders'  after-tax rate of return. This disparity between income and  distributions  may not be offset by  corresponding  losses or reductions of income  attributable to the REMIC Residual
Certificateholder  until  subsequent tax years and, then, may not be completely  offset due to changes in the Code, tax rates or character of the income or loss.

         Taxable  Income of the REMIC.  The taxable  income of the REMIC will equal the income from the mortgage loans and other assets of the REMIC plus any cancellation of indebtedness  income due to the allocation of realized losses to REMIC Regular  Certificates,  less the deductions  allowed to the REMIC for interest  (including  original  issue discount and reduced by any income from premium on issuance) on the REMIC Regular  Certificates (and any other class of REMIC Certificates  constituting  "regular  interests" in the REMIC not offered by the  prospectus),  amortization  of any premium on the mortgage  loans,  bad debt losses with respect to the mortgage loans and, except as described below, for servicing, administrative and other expenses.

         For purposes of determining  its taxable  income,  the REMIC will have an initial  aggregate basis in its assets equal to the sum of the issue prices of all REMIC  Certificates  (or, if a class of REMIC  Certificates is not sold  initially,  their fair market values).
The aggregate  basis will be allocated  among the mortgage loans and the other assets of the REMIC in proportion to their  respective fair market values.  The issue price of any offered REMIC  Certificates  will be determined in the manner  described above under  "—Taxation of
Owners of REMIC  Regular  Certificates—Original  Issue  Discount."  The issue price of a REMIC  Certificate  received  in exchange  for an interest in the  mortgage  loans or other  property  will equal the fair market  value of the  interests  in the  mortgage  loans or other property.  Accordingly,  if one or more classes of REMIC Certificates are retained initially rather than sold, the REMIC Administrator may be required to estimate the fair market value of the  interests  in order to  determine  the basis of the REMIC in the mortgage  loans and other property held by the REMIC.

         Subject to possible  application  of the de minimis rules,  the method of accrual by the REMIC of original issue discount  income and market  discount  income with respect to mortgage  loans that it holds will be  equivalent to the method for accruing  original  issue discount  income for holders of REMIC Regular  Certificates  (that is, under the constant  yield method taking into account the Prepayment
Assumption).  However,  a REMIC that acquires  loans at a market  discount  must include the market  discount in income  currently,  as it accrues, on a constant yield basis. See "—Taxation of Owners of REMIC Regular  Certificates"  above, which describes a method for accruing discount income that is analogous to that required to be used by a REMIC as to mortgage loans with market discount that it holds.

         A mortgage loan will be deemed to have been  acquired  with  discount (or premium) to the extent that the REMIC's basis  therein, determined as described in the preceding  paragraph,  is less than (or greater than) its stated  redemption  price. Any such discount will be  includible  in the income of the REMIC as it accrues,  in advance of receipt of the cash  attributable  to the income,  under a method similar to the method  described  above for accruing  original issue discount on the REMIC Regular  Certificates.  It is anticipated  that each REMIC will elect under Section 171 of the Code to amortize any premium on the mortgage  loans.  Premium on any mortgage loan to which the election  applies may be amortized under a constant yield method,  presumably  taking into account a Prepayment  Assumption.  Further, such an election  would not apply to any mortgage loan  originated on or before  September 27, 1985.  Instead,  premium on such a mortgage loan should be allocated  among the principal  payments  thereon and be deductible by the REMIC as those  payments  become due or upon the prepayment of the mortgage loan.

         A REMIC  will be  allowed  deductions  for  interest  (including  original  issue  discount)  on the REMIC  Regular  Certificates
(including any other class of REMIC Certificates  constituting  "regular  interests" in the REMIC not offered by this prospectus) equal to the  deductions  that would be allowed if the REMIC Regular  Certificates  (including any other class of REMIC  Certificates  constituting
"regular  interests"  in the REMIC not offered by this  prospectus)  were  indebtedness  of the REMIC.  Original  issue  discount  will be considered  to accrue for this  purpose as  described  above  under  "—Taxation  of Owners of REMIC  Regular  certificates—Original  Issue
Discount," except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular  Certificates  (including any other class of REMIC  Certificates  constituting  "regular  interests" in the REMIC not offered by this prospectus)  described  therein will not apply.

         If a class of REMIC Regular  Certificates  is issued with Issue Premium,  the net amount of interest  deductions that are allowed the REMIC in each  taxable  year with respect to the REMIC  Regular  Certificates  of that class will be reduced by an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year.  Although the matter is not entirely  clear, it is likely that Issue  Premium  would be  amortized  under a constant  yield method in a manner  analogous to the method of accruing  original issue discount described above under "—Taxation of Owners of REMIC Regular certificates—Original Issue Discount."

         As a general  rule,  the  taxable  income of a REMIC will be  determined  in the same  manner as if the REMIC were an  individual having the  calendar  year as its taxable year and using the accrual  method of  accounting.  However,  no item of income,  gain,  loss or deduction allocable to a prohibited  transaction will betaken into account. See "—Prohibited  Transactions and Other Possible REMIC Taxes"
below.  Further, the limitation on miscellaneous  itemized deductions imposed on individuals by Section 67 of the Code (which allows these deductions  only to the extent they exceed in the aggregate two percent of the  taxpayer's  adjusted  gross income) will not be applied at the  REMIC  level so that the  REMIC  will be  allowed  deductions  for  servicing,  administrative  and other  non-interest  expenses  in determining its taxable income.  All such expenses will be allocated as a separate item to the holders of REMIC  Certificates,  subject to the limitation of Section 67 of the Code. See "—Possible  Pass-Through  of  Miscellaneous  Itemized  Deductions"  below. If the deductions allowed to the REMIC  exceed its gross  income for a calendar  quarter,  the excess  will be the net loss for the REMIC for that  calendar quarter.

         Basis Rules, Net Losses and  Distributions.  The adjusted basis of a REMIC Residual  Certificate will be equal to the amount paid for the REMIC Residual  Certificate,  increased by amounts  included in the income of the REMIC Residual  Certificateholder  and decreased
(but not below zero) by distributions made, and by net losses allocated, to the REMIC Residual Certificateholder.

         A REMIC Residual  Certificateholder  is not allowed to take into account any net loss for any calendar  quarter to the extent the net loss exceeds the REMIC Residual  Certificateholder's  adjusted basis in its REMIC Residual Certificate as of the close of the calendar quarter  (determined  without  regard to the net loss).  Any loss that is not  currently  deductible by reason of this  limitation  may be carried forward  indefinitely to future calendar quarters and, subject to the same limitation,  may be used only to offset income from the
REMIC  Residual  Certificate.  The  ability of REMIC  Residual  Certificateholders  to deduct  net  losses  may be  subject to  additional limitations under the Code, as to which REMIC Residual Certificateholders are encouraged to consult their tax advisors.

         Any  distribution  on a REMIC Residual  Certificate  will be treated as a nontaxable  return of capital to the extent it does not exceed the holder's  adjusted  basis in the REMIC Residual  Certificate.  To the extent a  distribution  on a REMIC  Residual  Certificate exceeds  the  adjusted  basis,  it will be  treated as gain from the sale of the REMIC  Residual  Certificate.  Holders of REMIC  Residual
Certificates  may be entitled to  distributions  early in the term of the related  REMIC under  circumstances  in which their bases in the
REMIC Residual  Certificates  will not be  sufficiently  large that the  distributions  will be treated as nontaxable  returns of capital.
Their bases in the REMIC Residual  Certificates  will  initially  equal the amount paid for the REMIC  Residual  Certificates  and will be increased by their  allocable  shares of taxable income of the REMIC.  However,  these bases  increases may not occur until the end of the calendar  quarter,  or perhaps the end of the  calendar  year,  with respect to which the REMIC  taxable  income is allocated to the REMIC
Residual  Certificateholders.  To the extent the REMIC Residual  Certificateholders'  initial bases are less than the distributions to the
REMIC Residual  Certificateholders,  and increases in initial bases either occur after the  distributions  or (together with their initial bases)  are less than the  amount of the  distributions,  gain  will be  recognized  to the  REMIC  Residual  Certificateholders  on these distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

         The  effect  of  these  rules  is that a REMIC  Residual  Certificateholder  may  not  amortize  its  basis  in a REMIC  Residual
Certificate,  but may only recover its basis through distributions,  through the deduction of any net losses of the REMIC or upon the sale of its REMIC Residual  Certificate.  See "—Sales of REMIC Certificates"  below. For a discussion of possible  modifications of these rules that may require  adjustments to income of a holder of a REMIC Residual  Certificate other than an original holder in order to reflect any difference  between the cost of the REMIC Residual  Certificate to the REMIC Residual  Certificateholder  and the adjusted basis the REMIC
Residual  Certificate  would have in the hands of an original  holder,  see "—Taxation of Owners of REMIC  Residual  Certificates—General"
above.

         Excess  Inclusions.  Any "excess  inclusions" with respect to a REMIC Residual  Certificate will be subject to federal income tax in all events.  In general,  the "excess  inclusions"  with respect to a REMIC Residual  Certificate for any calendar  quarter will be the excess,  if any, of (1) the daily portions of REMIC taxable income  allocable to the REMIC  Residual  Certificate  over (2) the sum of the
"daily  accruals" (as defined  below) for each day during the quarter that the REMIC Residual  Certificate  was held by the REMIC Residual
Certificateholder.  The daily  accruals of a REMIC  Residual  Certificateholder  will be  determined  by  allocating  to each day during a calendar  quarter its ratable portion of the product of the "adjusted  issue price" of the REMIC Residual  Certificate at the beginning of the calendar  quarter and 120% of the "long-term  Federal rate" in effect on the Closing Date. For this purpose,  the adjusted issue price of a REMIC  Residual  Certificate  as of the  beginning  of any calendar  quarter  will be equal to the issue price of the REMIC  Residual
Certificate,  increased by the sum of the daily accruals for all prior  quarters and decreased  (but not below zero) by any  distributions made with  respect  to the REMIC  Residual  Certificate  before  the  beginning  of that  quarter.  The  issue  price of a REMIC  Residual
Certificate is the initial  offering price to the public  (excluding  bond houses and brokers) at which a substantial  amount of the REMIC
Residual  Certificates  were sold. The "long-term  Federal rate" is an average of current yields on Treasury  securities  with a remaining term of greater than nine years,  computed and  published  monthly by the IRS.  Although it has not done so, the Treasury has authority to issue  regulations  that would treat the entire amount of income  accruing on a REMIC Residual  Certificate as an excess  inclusion if the
REMIC Residual Certificates are not considered to have "significant value."

         For REMIC Residual Certificateholders,  an excess inclusion (1) will not be permitted to be offset by deductions,  losses or loss carryovers from other activities,  (2) will be treated as "unrelated business taxable income" to an otherwise tax-exempt  organization and
(3) will not be eligible for any rate  reduction  or  exemption  under any  applicable  tax treaty with  respect to the 30% United  States withholding  tax imposed on  distributions  to REMIC Residual  Certificateholders  that are foreign  investors.  See,  however,  "—Foreign investors in REMIC Certificates," below.

         Furthermore,  for  purposes  of the  alternative  minimum  tax,  excess  inclusions  will not be  permitted  to be  offset by the alternative  tax net  operating  loss  deduction  and  alternative  minimum  taxable  income  may not be less than the  taxpayer's  excess inclusions.  The latter rule has the effect of preventing  nonrefundable  tax credits from reducing the taxpayer's income tax to an amount lower than the tentative minimum tax on excess inclusions.

         In the case of any REMIC Residual  Certificates  held by a real estate  investment  trust, the aggregate  excess  inclusions with respect to the REMIC Residual  Certificates,  reduced (but not below zero) by the real estate  investment trust taxable income (within the meaning of Section  857(b)(2) of the Code,  excluding any net capital  gain),  will be allocated  among the  shareholders  of the trust in proportion  to the  dividends  received  by the  shareholders  from the trust,  and any amount so  allocated  will be treated as an excess inclusion  with respect to a REMIC Residual  Certificate as if held directly by the  shareholder.  Treasury  regulations  yet to be issued could apply a similar rule to regulated  investment  companies,  common trust funds and cooperatives;  the REMIC Regulations  currently do not address this subject.

         Noneconomic REMIC Residual  Certificates.  Under the REMIC Regulations,  transfers of "noneconomic"  REMIC Residual  Certificates will be disregarded  for all federal income tax purposes if "a significant  purpose of the transfer was to enable the transferor to impede the  assessment or collection of tax." If the transfer is  disregarded,  the purported  transferor  will continue to remain liable for any taxes due with  respect  to the income on the  "noneconomic"  REMIC  Residual  Certificate.  The REMIC  Regulations  provide  that a REMIC
Residual  Certificate is  non-economic  unless,  based on the Prepayment  Assumption and on any required or permitted  clean up calls,  or required  liquidation  provided for in the REMIC's  organizational  documents,  (1) the present value of the expected future distributions
(discounted  using the  "applicable  Federal  rate" for  obligations  whose  term ends on the close of the last  quarter  in which  excess inclusions  are expected to accrue with respect to the REMIC  Residual  Certificate,  which rate is computed and published  monthly by the
IRS) on the REMIC Residual  Certificate equals at least the present value of the expected tax on the anticipated  excess  inclusions,  and
(2) the transferor  reasonably expects that the transferee will receive  distributions  with respect to the REMIC Residual  Certificate at or after the time the  taxes  accrue on the  anticipated  excess  inclusions  in an  amount  sufficient  to  satisfy  the  accrued  taxes.
Accordingly,  all  transfers  of REMIC  Residual  Certificates  that may  constitute  noneconomic  residual  interests  will be subject to restrictions  under the terms of the related  pooling and  servicing  agreement  that are intended to reduce the  possibility  of any such transfer  being  disregarded.  These  restrictions  will require  each party to a transfer to provide an affidavit  that no purpose of the transfer is to impede the assessment or collection of tax,  including  representations  as to the financial  condition of the  prospective transferee,  as to which the  transferor  is also  required to make a reasonable  investigation  to determine  the  transferee's  historic payment of its debts and ability to continue to pay its debts as they come due in the future.  The IRS has issued final REMIC  regulations that add to the  conditions  necessary to assure that a transfer of a noneconomic  residual  interest  would be respected.  The additional conditions require that in order to qualify as a safe harbor transfer of a residual,  the transferee  represent that it will not cause the income "to be attributable to a foreign  permanent  establishment or fixed base (within the meaning of an applicable income tax treaty) of the  transferee or another U.S.  taxpayer" and either (i) the amount  received by the  transferee be no less on a present value basis than the present value of the net tax detriment  attributable  to holding the residual  interest  reduced by the present value of the projected payments to be received on the residual  interest or (ii) the transfer is to a domestic  taxable  corporation with specified large amounts of gross and net assets and that meets certain other  requirements  where  agreement is made that all future  transfers will be to taxable domestic corporations in transactions that qualify for the same "safe harbor" provision.  Eligibility for the safe harbor requires,  among other things,  that the facts and  circumstances  known to the transferor at the time of transfer not indicate to a reasonable person that the taxes with respect to the residual  interest will not be paid, with an unreasonably low cost for the transfer  specifically  mentioned as negating  eligibility.  The  regulations  generally  apply to transfers of residual  interests  occurring on or after February 4, 2000.
Prior to purchasing a REMIC Residual  Certificate,  prospective  purchasers are  encouraged to consider the  possibility  that a purported transfer of the REMIC Residual  Certificate  by such a purchaser to another  purchaser at some future day may be disregarded in accordance with the above described rules which would result in the retention of tax liability by that purchaser.

         The related  prospectus  supplement will disclose  whether offered REMIC Residual  Certificates  may be considered  "noneconomic"
residual  interests under the REMIC  Regulations;  provided,  however,  that any disclosure that a REMIC Residual  Certificate will not be considered  "noneconomic" will be based upon assumptions,  and the depositor will make no representation that a REMIC Residual Certificate will not be considered  "noneconomic"  for purposes of the  above-described  rules.  See "—Foreign  Investors in REMIC  Certificates—REMIC
Residual Certificates" below for additional restrictions applicable to transfers of REMIC Residual Certificates to foreign persons.

         On May 11, 2004, the IRS issued final  regulations  relating to the federal income tax treatment of "inducement fees" received by transferees of noneconomic  REMIC  residual  interests.  The  regulations  provide tax accounting  rules for the inclusion of such fees in income over an appropriate  period,  and clarify that inducement fees represent income from sources within the United States.  These rules apply to  taxable  years  ending on or after May 11,  2004.  On the same date,  the IRS  issued  administrative  guidance  addressing  the procedures  by which  transferees  of such REMIC  residual  interests  may obtain  consent  to change the method of  accounting  for REMIC inducement  fee income to one of the methods  provided in the  regulations.  Prospective  purchasers of REMIC  Residual  Certificates  are encouraged to consult with their tax advisors regarding the effect of these regulations and the related administrative guidance.

         Mark-to-Market  Rules.  In general,  all  securities  owned by a dealer,  except to the extent  that the dealer has  specifically identified a security as held for  investment,  must be marked to market in accordance  with the applicable Code provision and the related regulations.  However,  the IRS has issued  regulations  which  provide  that for  purposes of this  mark-to-market  requirement,  a REMIC
Residual Certificate is not treated as a security and thus may not be marked to market.

         Possible  Pass-Through  of  Miscellaneous  Itemized  Deductions.  Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual  Certificates.  The applicable Treasury regulations  indicate,  however, that in the case of a REMIC that is similar to a single class  grantor  trust,  all or a portion of these fees and expenses  should be allocated to the holders of the related REMIC Regular Certificates.  Except as stated in the related prospectus  supplement,  these fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

         With respect to REMIC  Residual  Certificates  or REMIC Regular  Certificates  the holders of which receive an allocation of fees and expenses in accordance  with the preceding  discussion,  if any holder thereof is an individual,  estate or trust,  or a "pass-through entity"  beneficially owned by one or more individuals,  estates or trusts,  (1) an amount equal to the individual's,  estate's or trust's share of the fees and expenses  will be added to the gross  income of the holder and (2) the  individual's,  estate's or trust's  share of the fees and expenses will be treated as a  miscellaneous  itemized  deduction  allowable  subject to the  limitation of Section 67 of the
Code, which permits these deductions only to the extent they exceed in the aggregate two percent of taxpayer's  adjusted gross income.  In addition,  Section 68 of the Code provides that the amount of itemized  deductions  otherwise  allowable for an individual  whose adjusted gross income exceeds a specified  amount will be reduced by the lesser of (1) 3% of the excess of the  individual's  adjusted gross income over the amount or (2) 80% of the amount of itemized  deductions  otherwise  allowable  for the  taxable  year.  The amount of  additional taxable income reportable by REMIC  Certificateholders  that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial.  Furthermore,  in determining the alternative  minimum taxable income of such a holder of a REMIC  Certificate that is an  individual,  estate or trust,  or a  "pass-through  entity"  beneficially  owned by one or more  individuals,  estates or  trusts,  no deduction will be allowed for the holder's allocable portion of servicing fees and other  miscellaneous  itemized deductions of the REMIC, even though an amount equal to the amount of the fees and other  deductions  will be included in the holder's  gross income.  Accordingly, these REMIC Certificates may not be appropriate  investments for individuals,  estates, or trusts, or pass-through  entities  beneficially owned by one or more  individuals,  estates or trusts.  Prospective  investors are  encouraged to consult with their tax advisors prior to making an investment in the certificates.

         Sales of REMIC Certificates.  If a REMIC Certificate is sold, the selling  Certificateholder will recognize gain or loss equal to the  difference  between the amount  realized on the sale and its adjusted basis in the REMIC  Certificate.  The adjusted basis of a REMIC
Regular  Certificate  generally  will  equal the cost of the REMIC  Regular  Certificate  to the  certificateholder,  increased  by income reported by the  certificateholder  with respect to the REMIC Regular  Certificate  (including original issue discount and market discount income) and reduced (but not below zero) by distributions on the REMIC Regular Certificate  received by the  certificateholder  and by any amortized  premium.  The adjusted  basis of a REMIC Residual  Certificate  will be determined as described  under  "—Taxation of Owners of
REMIC Residual  Certificates—Basis  Rules,  Net Losses and  Distributions"  in this  prospectus.  Except as provided in the following four paragraphs,  any such gain or loss will be capital gain or loss,  provided the REMIC  Certificate  is held as a capital asset  (generally, property held for investment) within the meaning of Section 1221 of the Code.

         Gain from the sale of a REMIC  Regular  Certificate  that might  otherwise be capital gain will be treated as ordinary  income to the extent the gain does not exceed the excess,  if any, of (1) the amount that would have been  includible  in the  seller's  income with respect to the REMIC Regular  Certificate  assuming  that income had accrued  thereon at a rate equal to 110% of the  "applicable  Federal rate"  (generally,  a rate based on an average  of current  yields on  Treasury  securities  having a maturity  comparable  to that of the certificate  based on the application of the Prepayment  Assumption  applicable to the  certificate,  which rate is computed and published monthly by the IRS),  determined  as of the date of  purchase of the REMIC  Regular  Certificate,  over (2) the amount of ordinary  income actually  includible in the seller's income prior to the sale. In addition,  gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased the REMIC Regular  Certificate at a market  discount will be taxable as ordinary  income in an amount not exceeding the portion of the discount that accrued during the period the REMIC  Certificate  was held by the holder,  reduced by any market discount included  in  income  under the  rules  described  above  under  "—Taxation  of  Owners  of REMIC  Regular  Certificates—Market  Discount"
and"—Premium."

         REMIC  Certificates  will be "evidences  of  indebtedness"  within the meaning of Section  582(c)(1) of the Code, so that gain or loss  recognized  from the sale of a REMIC  Certificate  by a bank or thrift  institution  to which this section  applies will be ordinary income or loss.

         A portion of any gain from the sale of a REMIC  Regular  Certificate  that  might  otherwise  be  capital  gain may be treated as ordinary  income to the extent that the  certificate is held as part of a "conversion  transaction"  within the meaning of Section 1258 of the Code.  A  conversion  transaction  generally  is one in which the  taxpayer  has taken two or more  positions  in the same or  similar property that reduce or eliminate  market risk, if  substantially  all of the taxpayer's  return is  attributable to the time value of the taxpayer's  net investment in the  transaction.  The amount of gain so realized in a conversion  transaction  that is  recharacterized  as ordinary  income  generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate  "applicable  Federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion  transaction,  subject to  appropriate  reduction  for prior  inclusion  of interest and other  ordinary  income items from the transaction.

         Finally,  a taxpayer may elect to have net capital gain taxed at ordinary  income rates rather than capital  gains rates in order to include the net capital gain in total net  investment  income for the taxable year,  for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.
         Except as may be provided in Treasury  regulations  yet to be issued,  if the seller of a REMIC Residual  Certificate  reacquires the REMIC Residual  Certificate,  or acquires any other residual  interest in a REMIC or any similar interest in a "taxable mortgage pool"
(as defined in Section 7701(i) of the Code) during the period  beginning six months before,  and ending six months after,  the date of the sale,  such sale will be subject to the "wash  sale" rules of Section  1091 of the Code.  In that  event,  any loss  realized by the REMIC
Residual  Certificateholder  on the sale will not be  deductible,  but  instead  will be added to the REMIC  Residual  Certificateholder's adjusted basis in the newly-acquired asset.

         Losses on the sale of a REMIC  Residual  Certificate  in excess of a threshold  amount  (which amount could need to be aggregated with  similar or previous  losses) may require  disclosure  of such loss on an IRS Form 8886.  Investors  are  encouraged  to consult with their tax advisors as to the need to file such form.

         Prohibited  Transactions  and Other  Possible  REMIC Taxes.  In the event a REMIC engages in a prohibited  transaction,  the Code imposes a 100% tax on the income derived by the REMIC from the prohibited  transaction.  In general,  subject to specified  exceptions,  a prohibited  transaction  means the disposition of a mortgage loan, the receipt of income from a source other than a mortgage loan or other permitted  investments,  the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the mortgage loans for temporary  investment  pending  distribution on the REMIC  Certificates.  It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

         In addition,  a  contribution  to a REMIC made after the day on which the REMIC issues all of its  interests  could result in the imposition  on the REMIC of a tax equal to 100% of the value of the  contributed  property.  Each  pooling and  servicing  agreement  will include provisions designed to prevent the acceptance of any contributions that would be subject to this tax.

         REMICs  also are  subject  to federal  income tax at the  highest  corporate  rate on "net  income  from  foreclosure  property,"
determined by reference to the rules applicable to real estate investment trusts.  "Net income from foreclosure  property" generally means gain from the sale of a foreclosure  property that is inventory property and gross income from foreclosure  property other than qualifying rents and other  qualifying  income for a real estate  investment  trust. It is not anticipated  that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

         To the extent  permitted  by then  applicable  laws,  any tax  resulting  from a prohibited  transaction,  tax  resulting  from a contribution  made after the Closing Date,  tax on "net income from  foreclosure  property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related  master  servicer or trustee in either case out of its own funds,  provided  that the master servicer or the trustee,  as the case may be, has sufficient  assets to do so, and provided  further that the tax arises out of a breach of the master  servicer's or the trustee's  obligations,  as the case may be, under the related  pooling and servicing  agreement and in respect of compliance with applicable  laws and  regulations.  Any such tax not borne by the master servicer or the trustee will be charged against the related trust fund resulting in a reduction in amounts payable to holders of the related REMIC Certificates.

         Tax and Restrictions on Transfers of REMIC Residual  Certificates to Certain  Organizations.  If a REMIC Residual  Certificate is
transferred  to a  "disqualified  organization"  (as  defined  below),  a tax would be  imposed in an amount  (determined  under the REMIC
Regulations)  equal to the product of (1) the present value  (discounted  using the "applicable  Federal rate" for obligations  whose term ends on the close of the last quarter in which excess  inclusions are expected to accrue with respect to the REMIC  Residual  Certificate, which rate is computed and published  monthly by the IRS) of the total  anticipated  excess  inclusions with respect to the REMIC Residual
Certificate  for periods  after the  transfer  and (2) the highest  marginal  federal  income tax rate  applicable  to  corporations.  The anticipated  excess  inclusions must be determined as of the date that the REMIC Residual  Certificate is transferred and must be based on events that have  occurred up to the time of the  transfer,  the  Prepayment  Assumption  and any required or permitted  clean up calls or required  liquidation  provided for in the REMIC's  organizational  documents.  Such a tax generally would be imposed on the transferor of the REMIC  Residual  Certificate,  except  that where the  transfer  is through an agent for a  disqualified  organization,  the tax would instead be imposed on the agent.  However,  a  transferor  of a REMIC  Residual  Certificate  would in no event be liable for the tax with respect to a transfer if the transferee  furnishes to the  transferor an affidavit that the transferee is not a disqualified  organization and, as of the time of the transfer,  the transferor does not have actual knowledge that the affidavit is false.  Moreover, an entity will not qualify as a REMIC  unless there are  reasonable  arrangements  designed to ensure that (1)  residual  interests in the entity are not held by  disqualified  organizations  and (2)  information  necessary for the  application of the tax described in this prospectus will be made  available.  Restrictions  on the  transfer  of REMIC  Residual  Certificates  and other  provisions  that are  intended to meet this requirement  will be included in the pooling and  servicing  agreement,  and will be  discussed  more fully in any  prospectus  supplement relating to the offering of any REMIC Residual Certificate.

         In  addition,  if a  "pass-through  entity" (as defined  below)  includes in income  excess  inclusions  with  respect to a REMIC
Residual  Certificate,  and a disqualified  organization is the record holder of an interest in the entity,  then a tax will be imposed on the entity  equal to the product of (1) the amount of excess  inclusions  on the REMIC  Residual  Certificate  that are  allocable  to the interest in the  pass-through  entity held by the  disqualified  organization and (2) the highest marginal federal income tax rate imposed on corporations.  A pass-through  entity will not be subject to this tax for any period,  however, if each record holder of an interest in the pass-through  entity  furnishes to the pass-through  entity (1) the holder's social security number and a statement under penalties of perjury that the social security  number is that of the  recordholder or (2) a statement under penalties of perjury that the record holder is not a disqualified  organization.  For taxable years beginning after December 31,1997,  notwithstanding the preceding two sentences, in the case of a REMIC Residual  Certificate held by an "electing large  partnership,"  all interests in the partnership  shall be treated as held by disqualified  organizations  (without regard to whether the record holders of the partnership furnish statements  described in the preceding  sentence)  and the amount that is subject to tax under the second  preceding  sentence is excluded from the gross income of the partnership allocated to the partners (in lieu of allocating to the partners a deduction for the tax paid by the partnership).

         For these purposes, a "disqualified organization" means:

1.       the United States, any State or political  subdivision thereof, any foreign government,  any international  organization,  or any agency or  instrumentality  of the foregoing (but would not include  instrumentalities  described in Section  168(h)(2)(D)  of the Code or
Freddie Mac),

2.       any organization  (other than a cooperative  described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code,

3.       any organization described in Section 1381(a)(2)(C) of the Code, or

4.       an electing large partnership within the meaning of Section 775 of the Code.

For these purposes, a "pass-through  entity" means any regulated investment company,  real estate investment trust, trust,  partnership or certain other entities  described in Section  860E(e)(6) of the Code. In addition,  a person holding an interest in a pass-through  entity as a nominee for another person will, with respect to the interest, be treated as a pass-through entity.

         Termination.  A REMIC will terminate  immediately after the distribution date following receipt by the REMIC of the final payment in  respect  of the  mortgage  loans or upon a sale of the  REMIC's  assets  following  the  adoption  by the REMIC of a plan of  complete liquidation.  The last  distribution on a REMIC Regular  Certificate will be treated as a payment in retirement of a debt  instrument.  In the case of a REMIC Residual  Certificate,  if the last  distribution  on the REMIC  Residual  Certificate is less than the REMIC Residual
Certificateholder's  adjusted basis in the certificate,  the REMIC Residual Certificateholder should (but may not) be treated as realizing a loss equal to the amount of the difference, and the loss may be treated as a capital loss.

         Reporting and Other Administrative Matters.  Solely for purposes of the administrative  provisions of the Code, the REMIC will be treated as a partnership  and REMIC  Residual  Certificateholders  will be treated as partners.  The REMIC  Administrator  (or other party described in the related  prospectus  supplement) will file REMIC federal income tax returns on behalf of the related REMIC, and under the terms of the related Agreement will either (1) be irrevocably  appointed by the holders of the largest percentage  interest in the related
REMIC  Residual  Certificates  as their agent to perform all of the duties of the "tax  matters  person"  with respect to the REMIC in all respects or (2) will be  designated  as and will act as the "tax matters  person"  with  respect to the related  REMIC in all respects and will hold at least a nominal amount of REMIC Residual Certificates.

         The REMIC  Administrator,  as the tax matters person or as agent for the tax matters person,  subject to notice  requirements and various  restrictions  and  limitations,  generally  will  have the  authority  to act on  behalf  of the  REMIC  and the  REMIC  Residual
Certificateholders  in connection with the  administrative and judicial review of items of income,  deduction,  gain or loss of the REMIC, as well as the  REMIC's  classification.  REMIC  Residual  Certificateholders  generally  will be  required  to report  these  REMIC items consistently with their treatment on the REMIC's tax return and may in some  circumstances be bound by a settlement  agreement between the
REMIC  Administrator,  as either tax matters  person or as agent for the tax matters  person,  and the IRS concerning any such REMIC item.
Adjustments made to the REMIC tax return may require a REMIC Residual  Certificateholder to make corresponding  adjustments on its return, and an audit of the REMIC's tax return,  or the  adjustments  resulting  from such an audit,  could result in an audit of a REMIC Residual
Certificateholder's  return.  Any person  that holds a REMIC  Residual  Certificate  as a nominee  for  another  person may be required to furnish the REMIC, in a manner to be provided in Treasury regulations, with the name and address of the person and other information.

         Reporting of interest  income,  including any original issue  discount,  with respect to REMIC Regular  Certificates  is required annually,  and may be required more frequently under Treasury regulations.  These information reports generally are required to be sent to individual  holders of REMIC  Regular  Interests  and the IRS;  holders  of REMIC  Regular  Certificates  that are  corporations,  trusts, securities  dealers and some other  non-individuals  will be provided  interest and original issue  discount  income  information  and the information set forth in the following  paragraph upon request in accordance  with the  requirements  of the applicable  regulations.  The information  must be provided by the later of 30 days after the end of the quarter for which the information  was requested,  or two weeks after the receipt of the request.  The REMIC must also comply with rules requiring a REMIC Regular  Certificate issued with original issue discount to disclose the  information to the IRS.  Reporting with respect to the REMIC Residual  Certificates,  including  income,  excess inclusions,  investment  expenses and relevant  information  regarding  qualification of the REMIC's assets will be made as required under the Treasury regulations, generally on a quarterly basis.

         As  applicable,  the REMIC Regular  Certificate  information  reports will include a statement of the adjusted issue price of the
REMIC  Regular  Certificate  at the  beginning  of each accrual  period.  In addition,  the reports will include  information  required by regulations with respect to computing the accrual of any market discount.  Because exact  computation of the accrual of market discount on a constant  yield  method  would  require  information  relating  to the  holder's  purchase  price that the REMIC may not have,  Treasury regulations  only require that  information  pertaining to the appropriate  proportionate  method of accruing market discount be provided.
See "REMICS—Taxation of Owners of REMIC Regular certificates—Market Discount" in this prospectus.

         The  responsibility  for complying with the foregoing  reporting  rules will be borne by the REMIC  Administrator  or other party designated in the related prospectus supplement.

         Backup Withholding With Respect to REMIC Certificates.  Payments of interest and principal,  as well as payments of proceeds from the sale of REMIC  Certificates,  may be subject to the "backup  withholding  tax" under  Section  3406 of the Code if  recipients  of the payments  fail to furnish to the payor  certain  information,  including  their  taxpayer  identification  numbers,  or otherwise  fail to establish an exemption from the backup  withholding  tax. Any amounts  deducted and withheld from a distribution  to a recipient  would be allowed as a credit  against the  recipient's  federal  income tax.  Furthermore,  penalties  may be imposed by the IRS on a recipient  of payments that is required to supply information but that does not do so in the proper manner.

         Foreign  Investors  in REMIC  Certificates.  A REMIC  Regular  Certificateholder  that is not a United  States  person and is not subject to federal  income tax as a result of any direct or indirect  connection  to the United  States in addition to its  ownership of a
REMIC Regular  Certificate  will not be subject to United States federal income or withholding tax in respect of a distribution on a REMIC
Regular Certificate,  provided that the holder complies to the extent necessary with identification requirements,  including delivery of a statement,  signed by the  certificateholder  under  penalties of perjury,  certifying that the  certificateholder  is not a United States person and  providing  the name and address of the  certificateholder.  This  statement is  generally  made on IRS Form W-8BEN and must be updated whenever required  information has changed or within 3 calendar years after the statement is first delivered.  It is possible that the IRS may assert  that the  foregoing  tax  exemption  should not apply with  respect  to a REMIC  Regular  Certificate  held by a REMIC
Residual  Certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC Residual  Certificates.  If the holder does not qualify for exemption,  distributions of interest,  including distributions in respect of accrued original issue discount, to the holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

         Special rules apply to partnerships,  estates and trusts,  and in certain  circumstances  certifications as to foreign status and other matters may be required to be provided by partners and beneficiaries thereof.

         In addition,  in certain  circumstances the foregoing rules will not apply to exempt a United States  shareholder of a controlled foreign corporation from taxation on the United States  shareholder's  allocable portion of the interest income received by the controlled foreign corporation.

         Further,  it appears that a REMIC Regular  Certificate  would not be included in the estate of a non- resident  alien  individual and would not be  subject  to United  States  estate  taxes.  However,  certificateholders  who are  non-resident  alien  individuals  are encouraged to consult their tax advisors concerning this question.

         Except as stated in the related  prospectus  supplement,  transfers of REMIC  Residual  Certificates  to  investors  that are not
United States persons will be prohibited under the related pooling and servicing agreement.

Notes

         On or prior to the date of the related  prospectus  supplement with respect to the proposed issuance of each series of notes, any of Thacher Proffitt & Wood llp, Orrick,  Herrington & Sutcliffe LLP or Greenberg  Traurig LLP as counsel to the depositor,  or another law firm  identified  in the related  prospectus  supplement,  will  deliver  its opinion to the effect  that,  assuming  compliance  with all provisions of the  indenture,  owner trust  agreement and other related  documents,  for federal income tax purposes (1) the notes will be treated as indebtedness and (2) the Issuing Entity,  as created  pursuant to the terms and conditions of the owner trust  agreement,  will not be  characterized  as an association  (or publicly  traded  partnership)  taxable as a corporation or as a taxable  mortgage pool. For purposes of this tax discussion, references to a "noteholder" or a "holder" are to the beneficial owner of a note.

         Status as Real Property Loans

         Notes  held by a domestic  building  and loan  association  will not  constitute  "loans . . .  secured  by an  interest  in real property"  within the meaning of Code section  7701(a)(19)(C)(v);  notes held by a real estate  investment trust will not constitute "real estate  assets"  within the meaning of Code section  856(c)(4)(A),  and interest on notes will not be considered  "interest on obligations secured by mortgages on real property" within the meaning of Code section 856(c)(3)(B).

         Taxation of Noteholders

         Notes  generally  will be subject to the same rules of taxation as REMIC  Regular  Certificates  issued by a REMIC,  as described above,  except that (1) income  reportable on any notes issued  without  original  issue discount is not required to be reported under the accrual  method  unless the holder  otherwise  uses the accrual  method and (2) the special rule treating a portion of the gain on sale or exchange of a REMIC Regular  Certificate  that does not exceed a specified  amount as ordinary income is  inapplicable  to the notes.  See
"REMICS—Taxation of Owners of REMIC Regular Certificates" and "—Sales of REMIC Certificates" in this prospectus.

Grantor Trust Funds

         Classification  of  Grantor  Trust  Funds.  On or prior to the date of the  related  prospectus  supplement  with  respect to the proposed  issuance of each series of Grantor Trust  Certificates,  any of Thacher Proffitt & Wood llp, Orrick,  Herrington & Sutcliffe LLP
or Greenberg Traurig LLP, as counsel to the depositor,  or another law firm identified in the related prospectus supplement,  will deliver its opinion  generally to the effect that,  assuming  compliance with all provisions of the related pooling and servicing  agreement,  the related  Grantor  Trust Fund will be  classified  as a grantor  trust under subpart E, part I of subchapter J of Chapter 1 of the Code and not as a partnership or an association taxable as a corporation.

         Characterization of Investments in Grantor Trust Certificates.

         Grantor  Trust  Fractional  Interest  Certificates.  In the case of Grantor Trust  Fractional  Interest  Certificates,  except as disclosed  in the related  prospectus  supplement,  counsel to the  depositor  will deliver an opinion  that,  in general,  Grantor  Trust
Fractional  Interest  Certificates  will  represent  interests  in (1) "loans . . . secured by an  interest in real  property"  within the meaning of Section  7701(a)(19)(C)(v) of the Code; (2) "obligation[s]  (including any participation or Certificate of beneficial ownership therein) which [are]  principally  secured by an interest in real property" within the meaning of Section  860G(a)(3) of the Code; and (3)
"real estate  assets"  within the meaning of Section  856(c)(4)(A)  of the Code.  In addition,  counsel to the  depositor  will deliver an opinion that interest on Grantor Trust Fractional  Interest  Certificates  will to the same extent be considered  "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code.

         Grantor  Trust Strip  Certificates.  Even if Grantor  Trust  Strip  Certificates  evidence  an  interest in a Grantor  Trust Fund consisting  of  mortgage  loans  that  are  "loans  . . .  secured  by an  interest  in real  property"  within  the  meaning  of  Section
7701(a)(19)(C)(v)  of the Code,  and "real estate  assets"  within the meaning of Section  856(c)(4)(A)  of the Code,  and the interest on which is "interest on obligations  secured by mortgages on real property"  within the meaning of Section  856(c)(3)(B)  of the Code, it is unclear  whether the Grantor  Trust  Strip  Certificates,  and the income  therefrom,  will be so  characterized.  However,  the  policies underlying  these  sections  (namely,  to  encourage  or require  investments  in mortgage  loans by thrift  institutions  and real estate investment trusts) may suggest that this  characterization is appropriate.  Counsel to the depositor will not deliver any opinion on these questions.  Prospective  purchasers to which the  characterization  of an investment in Grantor Trust Strip  Certificates  is material are encouraged to consult their tax advisors  regarding whether the Grantor Trust Strip  Certificates,  and the income  therefrom,  will be so characterized.

         The Grantor Trust Strip Certificates will be "obligation[s]  (including any participation or Certificate of beneficial  ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(A) of the Code.

         Taxation  of Owners of  Grantor  Trust  Fractional  Interest  Certificates.  Holders  of a  particular  series of  Grantor  Trust
Fractional  Interest  Certificates  generally  will be required to report on their  federal  income tax returns their shares of the entire income from the mortgage  loans  (including  amounts used to pay  reasonable  servicing  fees and other  expenses) and will be entitled to deduct their shares of any such reasonable  servicing fees and other  expenses.  Because of stripped  interests,  market or original issue discount,  or  premium,  the  amount  includible  in income on account  of a Grantor  Trust  Fractional  Interest  Certificate  may differ significantly  from the amount  distributable  thereon  representing  interest on the mortgage  loans.  Under  Section 67 of the Code,  an individual,  estate or trust holding a Grantor Trust Fractional Interest Certificate  directly or through some pass-through  entities will be  allowed  a  deduction  for the  reasonable  servicing  fees and  expenses  only to the  extent  that  the  aggregate  of the  holder's miscellaneous  itemized  deductions  exceeds two percent of the  holder's  adjusted  gross  income.  In  addition,  Section 68 of the Code provides that the amount of itemized  deductions  otherwise  allowable for an individual  whose  adjusted gross income exceeds a specified amount will be reduced by the lesser of (1) 3% of the excess of the  individual's  adjusted gross income over the amount or (2) 80% of the amount of itemized  deductions  otherwise allowable for the taxable year. The amount of additional taxable income reportable by holders of
Grantor Trust  Fractional  Interest  Certificates who are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial.  Further,  certificateholders  (other than corporations)  subject to the alternative minimum tax may not deduct miscellaneous itemized  deductions in determining the holder's  alternative  minimum taxable income.  Although it is not entirely clear, it appears that in transactions in which multiple classes of Grantor Trust  Certificates  (including  Grantor Trust Strip  Certificates)  are issued,  the fees and expenses  should be allocated  among the classes of Grantor  Trust  Certificates  using a method that  recognizes  that each such class benefits from the related  services.  In the absence of statutory or  administrative  clarification  as to the method to be used, it currently is intended to base  information  returns or reports to the IRS and  certificateholders  on a method that allocates the expenses among classes of Grantor Trust  Certificates  with respect to each period based on the  distributions  made to each such class during that period.

         The federal  income tax treatment of Grantor Trust  Fractional  Interest  Certificates  of any series will depend on whether they are subject to the "stripped bond" rules of Section 1286 of the Code.  Grantor Trust  Fractional  Interest  Certificates may be subject to those rules if (1) a class of Grantor Trust Strip  Certificates  is issued as part of the same series of certificates or (2) the depositor or any of its  affiliates  retains (for its own account or for purposes of resale) a right to receive a specified  portion of the interest payable on the mortgage loans.  Further,  the IRS has ruled that an unreasonably  high servicing fee retained by a seller or servicer will be treated as a retained  ownership  interest  in  mortgages  that  constitutes  a stripped  coupon.  For  purposes  of  determining  what constitutes  reasonable  servicing  fees for various types of mortgages the IRS has  established  "safe  harbors." The servicing fees paid with respect to the mortgage  loans for a series of Grantor Trust  Certificates  may be higher than the "safe  harbors" and,  accordingly, may not constitute  reasonable  servicing  compensation.  The related prospectus  supplement will include information  regarding servicing fees paid to the master  servicer,  any  subservicer or their  respective  affiliates  necessary to determine  whether the preceding "safe harbor" rules apply.

         If Stripped  Bond Rules Apply.  If the stripped bond rules apply,  each Grantor Trust  Fractional  Interest  Certificate  will be treated as having been issued with "original issue discount" within the meaning of Section 1273(a) of the Code,  subject,  however, to the discussion  below regarding the treatment of some stripped bonds as market  discount bonds and the discussion  regarding de minimis market discount.  See  "REMICS—Taxation  of Owners of Grantor Trust Fractional Interest  Certificates—Market  Discount" below. Under the stripped bond rules, the holder of a Grantor Trust  Fractional  Interest  Certificate  (whether a cash or accrual method taxpayer) will be required to report  interest  income from its Grantor Trust  Fractional  Interest  Certificate for each month in an amount equal to the income that accrues on the certificate in that month  calculated  under a constant yield method,  in accordance with the rules of the Code relating to original issue discount.

         The original issue discount on a Grantor Trust Fractional  Interest  Certificate will be the excess of the  certificate's  stated
redemption  price over its issue price.  The issue price of a Grantor Trust  Fractional  Interest  Certificate as to any purchaser will be equal to the price paid by the purchaser for the Grantor Trust Fractional Interest  Certificate.  The stated redemption price of a Grantor
Trust  Fractional  Interest  Certificate  will be the sum of all  payments to be made on the  certificate,  other than  "qualified  stated
interest," if any, as well as the certificate's share of reasonable  servicing fees and other expenses.  See "REMICS—Taxation of Owners of
Grantor Trust  Fractional  Interest  Certificates—If  Stripped Bond Rules Do Not Apply" in this  prospectus for a definition of "qualified stated  interest." In general,  the amount of the income that accrues in any month would equal the product of the holder's  adjusted basis in the Grantor Trust  Fractional  Interest  Certificate at the beginning of the month (see "Sales of Grantor Trust  Certificates"  in this prospectus) and the yield of the Grantor Trust  Fractional  Interest  Certificate to the holder.  This yield would be computed at the rate
(compounded based on the regular interval between  distribution  dates) that, if used to discount the holder's share of future payments on the  mortgage  loans,  would  cause the  present  value of those  future  payments  to equal the price at which the holder  purchased  the certificate.  In computing yield under the stripped bond rules, a certificateholder's  share of future payments on the mortgage loans will not include any payments made in respect of any ownership  interest in the mortgage loans retained by the depositor,  the master servicer, any  subservicer or their  respective  affiliates,  but will include the  certificateholder's  share of any reasonable  servicing fees and other expenses.

         To the extent the Grantor  Trust  Fractional  Interest  Certificates  represent an interest in any pool of debt  instruments  the yield on which may be affected by reason of  prepayments,  for taxable years  beginning  after August 5, 1997,  Section  1272(a)(6) of the
Code requires (1) the use of a reasonable  prepayment  assumption in accruing  original issue discount and (2)  adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment  assumption.  It is uncertain,  if a prepayment assumption is used,  whether the assumed  prepayment  rate would be  determined  based on  conditions at the time of the first sale of the Grantor Trust
Fractional  Interest  Certificate  or, with  respect to any holder,  at the time of purchase  of the  Grantor  Trust  Fractional  Interest
Certificate  by that  holder.  Certificateholders  are advised to consult  their own tax  advisors  concerning  reporting  original  issue discount with respect to Grantor Trust Fractional  Interest  Certificates  and, in particular,  whether a prepayment  assumption should be used in reporting original issue discount.

         In the case of a  Grantor  Trust  Fractional  Interest  Certificate  acquired  at a price  equal to the  principal  amount of the mortgage loans allocable to the certificate,  the use of a prepayment  assumption  generally would not have any significant  effect on the yield used in  calculating  accruals  of interest  income.  In the case,  however,  of a Grantor  Trust  Fractional  Interest  Certificate
acquired  at a discount  or premium  (that is, at a price less than or greater  than the  principal  amount,  respectively),  the use of a reasonable prepayment assumption would increase or decrease the yield, and thus accelerate or decelerate,  respectively,  the reporting of income.

         If a prepayment  assumption  is not used,  then when a mortgage loan prepays in full,  the holder of a Grantor  Trust  Fractional
Interest  Certificate  acquired  at a discount or a premium  generally  will  recognize  ordinary  income or loss equal to the  difference between the portion of the prepaid  principal  amount of the mortgage  loan that is allocable  to the  certificate  and the portion of the adjusted basis of the certificate that is allocable to the  certificateholder's  interest in the mortgage loan. If a prepayment assumption is used, it appears that no separate  item of income or loss should be  recognized  upon a  prepayment.  Instead,  a prepayment  should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional  Interest  Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular  Certificates.  See  "REMICS—Taxation of
Owners of REMIC Regular  Certificates—Original  Issue Discount" in this prospectus.  It is unclear whether any other  adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

         It is currently  intended to base information  reports or returns to the IRS and  certificateholders  in transactions  subject to the stripped bond rules on a Prepayment  Assumption  that will be disclosed in the related  prospectus  supplement and on a constant yield computed  using a  representative  initial  offering price for each class of  certificates.  However,  none of the  depositor,  the master servicer or the trustee will make any  representation  that the mortgage loans will in fact prepay at a rate  conforming to the Prepayment
Assumption or any other rate and  certificateholders  should bear in mind that the use of a  representative  initial  offering  price will mean that the  information  returns or reports,  even if otherwise  accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

         Under Treasury  regulation  Section  1.1286-1,  some stripped bonds are to be treated as market discount bonds and,  accordingly, any purchaser of such a bond is to account for any discount on the bond as market  discount  rather than  original  issue  discount.  This treatment only applies,  however,  if immediately after the most recent  disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon (1) there is no original  issue  discount (or only a de minimis amount of original issue discount) or (2) the annual  stated rate of interest  payable on the  original  bond is no more than one  percentage  point lower than the gross  interest rate payable on the original  mortgage loan (before  subtracting  any servicing fee or any stripped  coupon).  If interest payable on a Grantor Trust  Fractional  Interest  Certificate is more than one percentage point lower than the gross interest rate payable on the mortgage  loans,  the related  prospectus  supplement will disclose that fact. If the original issue discount or market discount on a Grantor Trust  Fractional  Interest  Certificate  determined  under the stripped bond rules is less than 0.25% of the stated  redemption price  multiplied by the weighted  average  maturity of the mortgage  loans,  then that original issue discount or market discount will be considered to be de minimis.  Original  issue  discount or market  discount of only a de minimis  amount will be included in income in the same  manner  as de  minimis  original  issue  and  market  discount  described  in  "Characteristics  of  Investments  in  Grantor  Trust
Certificates—If Stripped Bond Rules Do Not Apply" and"—Market Discount" below.

         If Stripped Bond Rules Do Not Apply.  Subject to the discussion  below on original issue discount,  if the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate,  the certificateholder  will be required to report its share of the interest income on the mortgage loans in accordance  with the  certificateholder's  normal method of accounting.  The original issue discount rules will apply to a Grantor  Trust  Fractional  Interest  Certificate  to the extent it  evidences  an interest in mortgage  loans issued with original issue discount.

         The original issue discount,  if any, on the mortgage loans will equal the difference  between the stated redemption price of the mortgage loans and their issue price.  Under the OID Regulations,  the stated redemption price is equal to the total of all payments to be made on the mortgage  loan other than  "qualified  stated  interest."  "Qualified  stated  interest" is interest  that is  unconditionally payable at least  annually at a single fixed rate,  or at a "qualified  floating  rate," an "objective  rate," a  combination  of a single fixed rate and one or more "qualified  floating rates" or one "qualified  inverse floating rate," or a combination of "qualified  floating rates" that does not operate in a manner that  accelerates or defers interest  payments on the mortgage loan. In general,  the issue price of a mortgage  loan will be the amount  received by the borrower from the lender under the terms of the mortgage  loan,  less any "points"
paid by the  borrower,  and the stated  redemption  price of a mortgage  loan will equal its  principal  amount,  unless the mortgage loan provides for an initial  below-market rate of interest or the acceleration or the deferral of interest  payments.  The determination as to whether  original  issue  discount  will be  considered  to be de minimis will be  calculated  using the same test  described in the REMIC discussion. See "—Taxation of Owners of REMIC Regular Certificates—Original Issue Discount" above.

         In the case of mortgage loans bearing  adjustable or variable  interest rates,  the related  prospectus  supplement will describe the manner in which the rules will be applied  with  respect to those  mortgage  loans by the master  servicer or the trustee in preparing information returns to the certificateholders and the IRS.

         If original  issue  discount is in excess of a de minimis  amount,  all original  issue  discount with respect to a mortgage loan will be required to be accrued and reported in income each month,  based on a constant  yield.  Section  1272(a)(6)  of the Code  requires that a prepayment  assumption be made in computing  yield with respect to any pool of debt  instruments the yield on which may be affected by reason of prepayments.  Accordingly,  for certificates or notes backed by these pools, it is intended to base  information  reports and returns to the IRS and  certificateholders  for taxable  years  beginning  after August 5, 1997,  on the use of a  prepayment  assumption.
Certificateholders  are advised to consult their own tax advisors  concerning whether a prepayment  assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional  Interest  Certificates.  Certificateholders  should refer to the related prospectus  supplement  with respect to each series to determine  whether and in what manner the original  issue discount rules will apply to mortgage loans in the series.

         A purchaser of a Grantor Trust Fractional Interest  Certificate that purchases the Grantor Trust Fractional Interest  Certificate at a cost less than the certificate's  allocable portion of the aggregate  remaining stated redemption price of the mortgage loans held in the related trust fund will also be required to include in gross income the  certificate's  daily  portions of any original issue discount with  respect to the  mortgage  loans.  However,  each such daily  portion will be reduced,  if the cost of the Grantor  Trust  Fractional
Interest  Certificate to the purchaser is in excess of the  certificate's  allocable  portion of the aggregate  "adjusted issue prices" of the  mortgage  loans held in the related  trust fund,  approximately  in  proportion  to the ratio the excess  bears to the  certificate's allocable  portion of the aggregate  original issue discount  remaining to be accrued on the mortgage loans. The adjusted issue price of a mortgage  loan on any given day equals the sum of (1) the adjusted  issue price (or, in the case of the first  accrual  period,  the issue price) of the mortgage loan at the  beginning of the accrual  period that  includes the day and (2) the daily  portions of original  issue discount for all days during the accrual  period prior to the day. The  adjusted  issue price of a mortgage  loan at the  beginning of any accrual  period will equal the issue price of the mortgage  loan,  increased  by the  aggregate  amount of original  issue  discount  with respect to the mortgage  loan that accrued in prior accrual  periods,  and reduced by the amount of any payments made on the mortgage loan in prior accrual periods of amounts included in its stated redemption price.

         In  addition  to its  regular  reports,  the master  servicer  or the  trustee,  except as  provided  in the  related  prospectus supplement,  will provide to any holder of a Grantor Trust Fractional  Interest  Certificate such information as the holder may reasonably request  from time to time with respect to original  issue  discount  accruing on Grantor  Trust  Fractional  Interest  Certificates.  See
"Grantor Trust Reporting" below.

         Market  Discount.  If  the  stripped  bond  rules  do  not  apply  to  the  Grantor  Trust  Fractional  Interest  Certificate,  a
certificateholder  may be subject to the market  discount  rules of Sections  1276 through 1278 of the Code to the extent an interest in a mortgage  loan is  considered  to have been  purchased  at a "market  discount,"  that is, in the case of a mortgage  loan issued  without original issue discount,  at a purchase price less than its remaining  stated  redemption  price (as defined  above),  or in the case of a mortgage loan issued with original issue discount,  at a purchase price less than its adjusted issue price (as defined  above).  If market discount is in excess of a de minimis  amount (as described  below),  the holder  generally  will be required to include in income in each month the amount of the  discount  that has  accrued  (under the rules  described  in the next  paragraph)  through the month that has not previously  been included in income,  but limited,  in the case of the portion of the discount that is allocable to any mortgage  loan, to the payment of stated  redemption  price on the mortgage loan that is received by the trust fund in that month.  A  certificateholder  may elect to include market  discount in income  currently as it accrues (under a constant yield method based on the yield of the  certificate to the holder)  rather than including it on a deferred basis in accordance  with the foregoing  under rules similar to those  described in
"—Taxation of Owners of REMIC Regular Certificates—Market Discount" above.

         Section  1276(b)(3) of the Code  authorized the Treasury  Department to issue  regulations  providing for the method for accruing market discount on debt  instruments,  the principal of which is payable in more than one installment.  Until such time as regulations are issued by the Treasury  Department,  some rules  described in the Committee  Report will apply.  Under those rules, in each accrual period market discount on the mortgage loans should accrue, at the  certificateholder's  option: (1) on the basis of a constant yield method, (2)
in the case of a mortgage loan issued  without  original  issue  discount,  in an amount that bears the same ratio to the total  remaining market  discount  as the stated  interest  paid in the accrual  period  bears to the total  stated  interest  remaining  to be paid on the mortgage loan as of the beginning of the accrual  period,  or (3) in the case of a mortgage loan issued with original issue  discount,  in an amount that bears the same ratio to the total remaining  market  discount as the original issue discount  accrued in the accrual period bears to the total original issue discount  remaining at the beginning of the accrual period. The prepayment  assumption,  if any, used in calculating  the accrual of original  issue discount is to be used in calculating  the accrual of market  discount.  The effect of using a prepayment assumption could be to accelerate the reporting of the discount income.

         Because the mortgage loans will provide for periodic  payments of stated  redemption  price,  the market discount may be required to be included in income at a rate that is not  significantly  slower than the rate at which the  discount  would be included in income if it were original issue discount.

         Market  discount  with respect to mortgage  loans may be  considered  to be de minimis and, if so, will be  includible  in income under de minimis rules similar to those  described  above in  "—REMICs—Taxation  of Owners of REMIC  Regular  Certificates—Original  Issue
Discount"  with the exception  that it is less likely that a prepayment  assumption  will be used for purposes of these rules with respect to the mortgage loans.

         Further,  under the rules described in  "—REMICs—Taxation  of Owners of REMIC Regular  Certificates—Market  Discount," above, any discount  that is not original  issue  discount and exceeds a de minimis  amount may require the deferral of interest  expense  deductions attributable  to accrued  market  discount  not yet  includible  in income,  unless an election  has been made to report  market  discount currently as it accrues. This rule applies without regard to the origination dates of the mortgage loans.

         Premium.  If a  certificateholder  is treated as acquiring the  underlying  mortgage  loans at a premium,  that is, at a price in excess of their remaining  stated  redemption  price,  the  certificateholder  may elect under Section 171 of the Code to amortize using a constant yield method the portion of the premium allocable to mortgage loans originated after September 27, 1985.  Amortizable  premium is treated as an offset to interest income on the related debt instrument,  rather than as a separate interest  deduction.  However,  premium allocable to mortgage loans  originated  before  September 28, 1985 or to mortgage loans for which an  amortization  election is not made, should be allocated  among the payments of stated  redemption  price on the mortgage loan and be allowed as a deduction as these  payments are made (or, for a certificateholder using the accrual method of accounting, when the payments of stated redemption price are due).

         It is unclear whether a prepayment  assumption  should be used in computing  amortization of premium  allowable under Section 171 of the Code. If premium is not subject to  amortization  using a prepayment  assumption and a mortgage loan prepays in full, the holder of a Grantor Trust  Fractional  Interest  Certificate  acquired at a premium should  recognize a loss,  equal to the  difference  between the portion of the prepaid  principal  amount of the mortgage loan that is allocable to the  certificate and the portion of the adjusted basis of the certificate that is allocable to the mortgage loan. If a prepayment  assumption is used to amortize  premium,  it appears that such a loss would be  unavailable.  Instead,  if a prepayment  assumption is used, a prepayment  should be treated as a partial  payment of the stated  redemption price of the Grantor Trust Fractional  Interest  Certificate and accounted for under a method similar to that described for  taking  account  of  original  issue  discount  on REMIC  Regular  Certificates.  See  "REMICS—Taxation  of Owners  of REMIC  Regular
Certificates—Original  Issue  discount"  in this  prospectus.  It is unclear  whether any other  adjustments  would be required to reflect differences between the prepayment assumption used, and the actual rate of prepayments.

         Taxation of Owners of Grantor Trust Strip  Certificates.  The  "stripped  coupon" rules of Section 1286 of the Code will apply to the Grantor Trust Strip  Certificates.  Except as described  above in  "Characterization  of Investments in Grantor Trust  Certificates—If
Stripped  Bond Rules Apply," no  regulations  or published  rulings  under Section 1286 of the Code have been issued and some  uncertainty exists as to how it will be applied to securities  such as the Grantor  Trust Strip  Certificates.  Accordingly,  holders of Grantor Trust
Strip  Certificates  are encouraged to consult their own tax advisors  concerning  the method to be used in reporting  income or loss with respect to the certificates.

         The OID  Regulations  do not apply to "stripped  coupons,"  although they provide  general  guidance as to how the original issue discount  sections  of the Code will be  applied.  In  addition,  the  discussion  below is subject  to the  discussion  under  "—Possible
Application of Contingent  Payment Rules" and assumes that the holder of a Grantor Trust Strip  Certificate will not own any Grantor Trust
Fractional Interest Certificates.

         Under the stripped  coupon  rules,  it appears that original  issue  discount will be required to be accrued in each month on the
Grantor Trust Strip  Certificates  based on a constant  yield method.  In effect,  each holder of Grantor Trust Strip  Certificates  would include as  interest  income in each month an amount  equal to the  product of the  holder's  adjusted  basis in the  Grantor  Trust Strip
Certificate  at the  beginning  of that month and the yield of the Grantor  Trust  Strip  Certificate  to the  holder.  The yield would be calculated  based on the price paid for that Grantor Trust Strip  Certificate by its holder and the payments  remaining to be made thereon at the time of the purchase,  plus an allocable  portion of the servicing fees and expenses to be paid with respect to the mortgage loans.
See "Characterization of Investments in Grantor Trust Certificates—If Stripped Bond Rules Apply" above.

         As noted above,  Section  1272(a)(6)  of the Code  requires  that a  prepayment  assumption  be used in computing  the accrual of original  issue  discount with respect to some  categories of debt  instruments,  and that  adjustments  be made in the amount and rate of accrual of the discount when prepayments do not conform to the prepayment  assumption.  To the extent the Grantor Trust Strip Certificates represent an interest in any pool of debt  instruments the yield on which may be affected by reason of prepayments,  those provisions will apply to the Grantor  Trust Strip  Certificates  for taxable  years  beginning  after  August 5, 1997.  It is  uncertain,  if a prepayment assumption  is used,  whether the assumed  prepayment  rate would be  determined  based on conditions at the time of the first sale of the
Grantor  Trust  Strip  Certificate  or,  with  respect to any  subsequent  holder,  at the time of  purchase  of the  Grantor  Trust Strip
Certificate by that holder.

         The  accrual of income on the Grantor  Trust Strip  Certificates  will be  significantly  slower if a  prepayment  assumption  is permitted to be made than if yield is computed  assuming no prepayments.  It currently is intended to base information  returns or reports to the IRS and  certificateholders  on the Prepayment  Assumption  disclosed in the related prospectus  supplement and on a constant yield computed  using a  representative  initial  offering price for each class of  certificates.  However,  none of the  depositor,  the master servicer or the trustee will make any  representation  that the mortgage loans will in fact prepay at a rate  conforming to the Prepayment
Assumption or at any other rate, and  certificateholders  should bear in mind that the use of a representative initial offering price will mean that the  information  returns or reports,  even if otherwise  accepted as accurate by the IRS, will in any event be accurate only as to the  initial  certificateholders  of each  series  who  bought  at that  price.  Prospective  purchasers  of the  Grantor  Trust  Strip
Certificates are encouraged to consult their own tax advisors regarding the use of the Prepayment Assumption.

         It is unclear  under what  circumstances,  if any, the  prepayment of a mortgage loan will give rise to a loss to the holder of a
Grantor  Trust Strip  Certificate.  If a Grantor Trust Strip  Certificate  is treated as a single  instrument  (rather than an interest in discrete  mortgage  loans) and the effect of prepayments is taken into account in computing  yield with respect to the Grantor Trust Strip
Certificate,  it appears that no loss may be available as a result of any particular  prepayment,  except possibly if prepayments occur at a rate faster  than the  Prepayment  Assumption.  However,  if a Grantor  Trust  Strip  Certificate  is treated as an interest in discrete mortgage  loans, or if the Prepayment  Assumption is not used,  then when a mortgage loan is prepaid,  the holder of a Grantor Trust Strip
Certificate  should be able to recognize a loss equal to the portion of the adjusted  issue price of the Grantor  Trust Strip  Certificate that is allocable to the mortgage loan.

         Possible  Application of Contingent  Payment Rules.  The coupon  stripping  rules'  general  treatment of stripped  coupons is to regard them as newly  issued debt  instruments  in the hands of each  purchaser.  To the extent that  payments on the Grantor  Trust Strip
Certificates  would cease if the mortgage loans were prepaid in full, the Grantor Trust Strip  Certificates could be considered to be debt instruments  providing for contingent  payments.  Under the OID Regulations,  debt instruments  providing for contingent  payments are not subject to the same rules as debt  instruments  providing for  noncontingent  payments.  Regulations  were  promulgated  on June 14, 1996, regarding  contingent  payment  debt  instruments  (the  "Contingent  Payment  Regulations"),  but it appears  that  Grantor  Trust  Strip
Certificates,  to the  extent  subject to  Section  1272(a)(6)  of the Code,  as  described  above,  or due to their  similarity  to other mortgage-backed  securities(such  as REMIC regular  interests  and debt  instruments  subject to Section  1272(a)(6) of the Code) that are expressly excepted from the application of the Contingent  Payment  Regulations,  are or may be excepted from these regulations.  Like the
OID  Regulations,  the  Contingent  Payment  Regulations  do not  specifically  address  securities,  such  as  the  Grantor  Trust  Strip
Certificates, that are subject to the stripped bond rules of Section 1286 of the Code.

         If the  contingent  payment rules under the Contingent  Payment  Regulations  were to apply,  the holder of a Grantor Trust Strip
Certificate would be required to apply the  "noncontingent  bond method." Under the  "noncontingent  bond method," the issuing entity of a
Grantor Trust Strip  Certificate  determines a projected  payment  schedule on which interest will accrue.  Holders of Grantor Trust Strip
Certificates are bound by the issuing entity's  projected payment  schedule.  The projected payment schedule consists of all noncontingent payments and a projected  amount for each contingent  payment based on the projected yield (as described below) of the Grantor Trust Strip
Certificate.  The projected amount of each payment is determined so that the projected  payment schedule reflects the projected yield. The projected  amount of each payment must reasonably  reflect the relative  expected values of the payments to be received by the holder of a
Grantor Trust Strip Certificate.  The projected yield referred to above is a reasonable rate, not less than the "applicable  Federal rate"
that, as of the issue date, reflects general market conditions,  the credit quality of the Depositor,  and the terms and conditions of the mortgage  loans.  The holder of a Grantor  Trust Strip  Certificate  would be  required  to include as  interest  income in each month the adjusted issue price of the Grantor Trust Strip  Certificate at the beginning of the period  multiplied by the projected  yield, and would add to, or  subtract  from,  the income any  variation  between  the payment  actually  received in that month and the payment  originally projected to be made in that month.

         Assuming that a prepayment  assumption  were used, if the  Contingent  Payment  Regulations or their  principles  were applied to
Grantor Trust Strip  Certificates,  the amount of income  reported with respect thereto would be  substantially  similar to that described under "Taxation of Owners of Grantor Trust Strip  Certificates"  in this  prospectus.  Certificateholders  are encouraged to consult their tax advisors concerning the possible application of the contingent payment rules to the Grantor Trust Strip Certificates.

         Sales of Grantor  Trust  Certificates.  Any gain or loss equal to the  difference  between  the  amount  realized  on the sale or exchange of a Grantor Trust  Certificate and its adjusted basis,  recognized on the sale or exchange of a Grantor Trust  Certificate by an investor who holds the Grantor Trust  Certificate  as a capital asset,  will be capital gain or loss,  except to the extent of accrued and unrecognized  market  discount,  which will be treated as ordinary  income,  and (in the case of banks and other  financial  institutions)
except as provided  under Section 582(c) of the Code.  The adjusted  basis of a Grantor Trust  Certificate  generally will equal its cost, increased by any income reported by the seller  (including  original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions with respect to the Grantor Trust Certificate.

         Gain or loss  from the sale of a  Grantor  Trust  Certificate  may be  partially  or  wholly  ordinary  and not  capital  in some circumstances.  Gain  attributable to accrued and unrecognized  market discount will be treated as ordinary  income,  as will gain or loss recognized by banks and other financial  institutions  subject Section 582(c) of the Code.  Furthermore,  a portion of any gain that might otherwise  be capital  gain may be treated as  ordinary  income to the extent  that the  Grantor  Trust  Certificate  is held as part of a
"conversion  transaction" within the meaning of Section 1258 of the Code. A conversion  transaction generally is one in which the taxpayer has taken two or more  positions  in the same or similar  property  that reduce or  eliminate  market risk,  if  substantially  all of the taxpayer's  return is attributable to the time value of the taxpayer's net investment in the  transaction.  The amount of gain realized in a conversion  transaction  that is  recharacterized  as ordinary  income  generally will not exceed the amount of interest that would have accrued on the  taxpayer's  net  investment  at 120% of the  appropriate  "applicable  Federal rate" (which rate is computed and published monthly  by the IRS) at the time the  taxpayer  enters  into the  conversion  transaction,  subject  to  appropriate  reduction  for prior inclusion of interest and other ordinary income items from the transaction.  Finally,  a taxpayer may elect to have net capital gain taxed at ordinary  income  rates rather than capital  gains rates in order to include the net capital  gain in total net  investment  income for that taxable year, for purposes of the rule that limits the deduction of interest on  indebtedness  incurred to purchase or carry property held for investment to a taxpayer's net investment income.

         Grantor Trust Reporting.  The master servicer or the trustee will furnish to each holder of a Grantor Trust  Fractional  Interest
Certificate  with each  distribution  a statement  setting forth the amount of the  distribution  allocable to principal on the underlying mortgage loans and to interest  thereon at the related  pass-through  rate. In addition,  the master servicer or the trustee will furnish, within a reasonable  time after the end of each calendar year, to each holder of a Grantor Trust  Certificate who was a holder at any time during that year,  information  regarding the amount of servicing  compensation  received by the master  servicer and subservicer (if any)
and any other  customary  factual  information  as the master  servicer or the trustee deems  necessary or desirable to enable  holders of
Grantor Trust  Certificates  to prepare their tax returns and will furnish  comparable  information to the IRS as and when required by law to do so. Because the rules for accruing discount and amortizing  premium with respect to the Grantor Trust  Certificates are uncertain in various  respects,  there is no  assurance  the IRS will  agree with the trust  fund's  information  reports of these  items of income and expense.  Moreover,  these information  reports,  even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial  certificateholders  that bought their  certificates  at the  representative  initial  offering price used in preparing the reports.

         Except as disclosed in the related prospectus  supplement,  the  responsibility for complying with the foregoing  reporting rules will be borne by the master servicer or the trustee.

         Backup Withholding.  In general,  the rules described in "—REMICS—Backup  Withholding with Respect to REMIC Certificates" in this prospectus will also apply to Grantor Trust Certificates.

         Foreign Investors.  In general, the discussion with respect to REMIC Regular  certificates in "REMICS—Foreign  Investors in REMIC
Certificates" in this prospectus  applies to Grantor Trust  Certificates  except that Grantor Trust Certificates will, except as disclosed in the related  prospectus  supplement,  be eligible for exemption from U.S.  withholding tax, subject to the conditions  described in the discussion, only to the extent the related mortgage loans were originated after July 18, 1984.

         To the extent that interest on a Grantor Trust Certificate  would be exempt under Sections  871(h)(1) and 881(c) of the Code from
United States  withholding tax, and the Grantor Trust Certificate is not held in connection with a  certificateholder's  trade or business in the United  States,  the Grantor Trust  Certificate  will not be subject to United States estate taxes in the estate of a  non-resident alien individual.

Taxation of Classes of Exchangeable Securities

         General

         The arrangement  pursuant to which the ES Classes of a series are created,  sold and administered will be classified as a grantor trust under subpart E, part I of subchapter J of the Code.  The  interests in the classes of  securities  that have been  exchanged for ES
Classes will be the assets of the exchangeable  security trust fund, and the ES Classes represent  beneficial ownership of these interests in the classes of securities.

         Tax Status

         The ES Classes will  represent  "real estate  assets"  within the meaning of Code Section  856(c)(4)(A)  and assets  described in
Section  7701(a)(19)(C)  of the Code,  and  original  issue  discount  and interest  accruing on ES Classes  will  represent  "interest on obligations  secured by mortgages on real property"  within the meaning of Section  856(c)(3)(B)  of the Code, in each case, to the extent the  securities or income on the  securities  would be qualifying if held directly  (although the matter is not entirely clear for Strips, defined below).  ES Classes will be "qualified  mortgages"  under Section 860G(a) (3) of the Code for a REMIC to the extent the securities the interest in which is represented by such classes would be qualifying if held directly.

         Tax Accounting for Exchangeable Securities

         An ES Class  represents  beneficial  ownership of an interest in one or more classes of securities on deposit in an  exchangeable security  trust fund,  as  specified in the  applicable  prospectus  supplement.  If it  represents  an interest in more than one class of securities,  a purchaser  must allocate its basis in the ES Class among the  interests in the classes of  securities  in  accordance  with their  relative fair market values as of the time of  acquisition.  Similarly,  on the sale of such an ES Class,  the holder must allocate the amount  received on the sale among the interests in the classes of securities in accordance  with their relative fair market values as of the time of sale.

         The  holder of an ES Class  must  account  separately  for each  interest  in a class of  securities  (there may be only one such interest).  Where the interest  represents a pro rata portion of a class of securities  that are REMIC regular  securities,  the holder of the ES Class should account for such interest as described under  "REMICS—Taxation of Owners of REMIC Regular  Certificates"  above. Where the interest represents  beneficial  ownership of a disproportionate  part of the principal and interest payments on a class of securities
(a  "Strip"),  the holder is  treated as owning,  pursuant  to Section  1286 of the Code,  "stripped  bonds" to the extent of its share of principal  payments  and  "stripped  coupons" to the extent of its share of interest  payments on such class of  securities.  We intend to treat each Strip as a single debt instrument for purposes of information  reporting.  The IRS, however,  could take a different  position.
For example,  the IRS could  contend that a Strip should be treated as a pro rata part of the class of  securities  to the extent that the
Strip represents a pro rata portion  thereof,  and "stripped  bonds" or "stripped  coupons" with respect to the remainder.  An investor is encouraged to consult its tax advisor regarding this matter.
         A holder of an ES Class should  calculate  original issue  discount with respect to each Strip and include it in ordinary  income as it accrues,  which may be before the receipt of cash  attributable to such income,  in accordance with a constant  interest method that takes into account the  compounding of interest.  The holder should  determine its yield to maturity based on its purchase price allocated to the Strip and on a schedule of payments  projected  using a prepayment  assumption,  and then make  periodic  adjustments  to take into account actual prepayment  experience.  With respect to a particular  holder,  Treasury  regulations do not address whether the prepayment assumption  used to calculate  original  issue  discount would be determined at the time of purchase of the Strip or would be the original prepayment  assumption  with  respect to the related  class of  securities.  Further,  if the related  class of  securities  is subject to redemption as described in the applicable prospectus  supplement,  Treasury regulations do not address the extent to which such prepayment assumption  should take into account the  possibility  of the  retirement of the Strip  concurrently  with the redemption of such class of securities.  An investor is  encouraged  to consult its tax  advisor  regarding  these  matters.  For  purposes of  information  reporting relating to original issue  discount,  the original  yield to maturity of the Strip,  determined as of the date of issuance of the series, will be calculated based on the original prepayment assumption.

         If original  issue  discount  accruing  with respect to a Strip,  computed as described  above,  is negative for any period,  the holder may be entitled to offset such amount only against future  positive  original issue discount  accruing from such Strip (or possibly also against  original issue  discount from prior  periods).  We intend to report by offsetting  negative OID accruals only against future positive  accruals of OID.  Although not entirely  free from doubt,  such a holder may be entitled to deduct a loss to the extent that its remaining  basis would exceed the maximum amount of future  payments to which the holder is entitled with respect to such Strip,  assuming no further prepayments of the Mortgages (or, perhaps,  assuming  prepayments at a rate equal to the prepayment  assumption).  Although the issue is not free from  doubt,  all or a portion  of such loss may be  treated  as a capital  loss if the Strip is a capital  asset in the hands of the holder.

         A holder  realizes gain or loss on the sale of a Strip in an amount equal to the difference  between the amount  realized and its adjusted basis in such Strip.  The holder's  adjusted basis generally is equal to the holder's  allocated cost of the Strip,  increased by income previously included,  and reduced (but not below zero) by distributions  previously  received.  Except as described below, any gain or loss on such sale  generally  is capital  gain or loss if the holder has held its  interest as a capital  asset and is long-term if the interest has been held for the long-term  capital gain holding period (more than one year).  Such gain or loss will be ordinary  income or loss (1) for a bank or thrift  institution or (2) if the securities  are REMIC regular  securities to the extent income  recognized by the holder is less than the income that would have been  recognized  if the yield on such interest  were 110% of the  applicable  federal rate under Section 1274(d) of the Code.

         If a holder exchanges a single ES Class, an "Exchanged ES Class",  for several ES Classes,  each, a "Received ES Class," and then sells one of the  Received ES Classes,  the sale may be subject the  investor to the coupon  stripping  rules of Section 1286 of the Code.
The holder must  allocate its basis in the  Exchanged ES Class  between the part of such class  underlying  the Received ES Class that was sold and the part of the Exchanged ES Class  underlying the Received ES Classes that were  retained,  in proportion to their relative fair market values as of the date of such sale.  The holder is treated as purchasing  the interest  retained for the amount of basis  allocated to such interest.  The holder must calculate original issue discount with respect to the retained interest as described above.

         Although the matter is not free from doubt,  a holder that acquires in one  transaction  a combination  of ES Classes that may be exchanged for a single ES Class that is identical to a class of securities that is on deposit in the related  exchangeable  security trust fund should be treated as owning the relevant class of securities.

         Exchanges of Exchangeable Securities

         An exchange of an  interest  in one or more ES Classes for an interest in one or more other  related ES Classes  that are part of the same combination,  or vice versa, will not be a taxable exchange.  After the exchange,  the holder is treated as continuing to own the interests in the class or classes of exchangeable securities that it owned immediately before the exchange.

         Tax Treatment of Foreign Investors

         A foreign  holder of an ES Class is subject to  taxation  in the same manner as foreign  holders of REMIC  Regular  Certificates.
Such manner of taxation is discussed under the heading in this prospectus "—REMICS —Foreign Investors in REMIC Certificates."

         Backup Withholding

         A holder of an ES Class is subject to backup  withholding rules similar to those applicable to REMIC Regular  Certificates.  Such manner of taxation is discussed under the heading in this prospectus "—REMICS —Backup Withholding With Respect to REMIC Certificates."

         Reporting and Administrative Matters

         Reports will be made to the IRS and to holders of record of ES Classes that are not excepted from the reporting requirements.

Callable Classes

         The tax consequences of holding or selling a Callable Class will be discussed in the related Prospectus Supplement.

                                                            PENALTY AVOIDANCE

         The summary of tax  considerations  contained  in this  prospectus  was written to support the  promotion  and  marketing  of the securities,  and was not  intended or written to be used,  and cannot be used,  by a taxpayer  for the purpose of avoiding  United  States
Federal  income tax  penalties  that may be  imposed.  Each  taxpayer is  encouraged  to seek advice  based on the  taxpayer's  particular circumstances from an independent tax advisor.

                                                     STATE AND OTHER TAX CONSEQUENCES

         In addition to the federal income tax consequences  described in this prospectus in "Federal Income Tax Consequences",  potential investors should consider the state and local tax consequences of the acquisition,  ownership,  and disposition of the securities  offered under this prospectus and the prospectus  supplement.  State and local law may differ  substantially  from the  corresponding  federal tax law,  and the  discussion  above does not purport to describe  any aspect of the tax laws of any state or other  jurisdiction.  Therefore, prospective  investors are  encouraged to consult their own tax advisors with respect to the various state and other tax  consequences  of investments in the securities offered under this prospectus and the prospectus supplement.

                                                           ERISA CONSIDERATIONS

         Sections 404 and 406 of ERISA impose  fiduciary  and  prohibited  transaction  restrictions  on ERISA Plans and on various  other retirement  plans and  arrangements,  including bank collective  investment funds and insurance  company general and separate  accounts in which ERISA Plans are invested.  Section 4975 of the Code imposes essentially the same prohibited transaction  restrictions on Tax Favored
Plans.  ERISA and the  Code  prohibit a broad  range  of  transactions  involving  assets of Plans and  persons  having  obtained  certain relationships to a Plan,  called "Parties in Interest",  unless a statutory or  administrative  exemption is available with respect to any such transaction.

         Some employee benefit plans,  including  governmental plans (as defined in Section 3(32) of ERISA),  and, if no election has been made under  Section  410(d) of the Code,  church plans (as defined in Section  3(33) of ERISA) are not subject to the ERISA  requirements.
Accordingly,  assets of these plans may be invested in the securities without regard to the ERISA considerations  described below, subject to the  provisions of other  applicable  federal,  state and local law. Any such plan which is qualified  and exempt from  taxation  under
Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

         ERISA  generally  imposes on Plan  fiduciaries  general  fiduciary  requirements,  including  those of  investment  prudence  and diversification  and the  requirement  that a  Plan's  investments  be made for the  exclusive  benefit  of Plan  participants  and  their beneficiaries  and in  accordance  with the  documents  governing  the Plan.  Any person who has  discretionary  authority or control with respect to the management  or disposition  of a Plan's assets, or Plan Assets, and any person who provides  investment  advice with respect to Plan Assets for a fee is a fiduciary of the  investing  Plan.  If the mortgage  loans and other assets  included in the trust fund were to  constitute  Plan Assets,  then any party exercising  management  or  discretionary  control  with  respect to those Plan Assets may be deemed  to  be a Plan "fiduciary," and  thus subject to the fiduciary  responsibility  provisions of ERISA and  the prohibited transaction provisions  of  ERISA  and Section 4975  of  the Code with  respect to  any  investing  Plan. In addition,  the  acquisition or holding of securities by or on behalf of a Plan or with Plan Assets, as well as the operation of the trust fund, may constitute or involve a prohibited transaction under ERISA and the Code unless a statutory or administrative  exemption is available.  Further, ERISA and the Code prohibit a broad range of transactions involving Plan Assets and persons,  called Parties in Interest unless a statutory or administrative  exemption is available.  Some  Parties  in Interest that  participate in a  prohibited  transaction  may be  subject to a penalty (or an excise tax)
imposed under Section 502(i) of ERISA or Section 4975 of the Code, unless a statutory or administrative exemption is available with respect to any  transaction of this sort.

         Some transactions  involving the trust fund might be deemed to constitute  prohibited  transactions under ERISA and the Code with respect to a Plan that purchases the  securities,  if the mortgage loans and other assets included in a trust fund are deemed to be assets of  the  Plan.  The  DOL has  promulgated  the DOL Regulations  concerning  whether  or not Plan  Assets of  a  Plan  would be  deemed  to include an  interest  in the  underlying  assets of an entity,  including a trust fund,  for  purposes of applying  the general  fiduciary responsibility  provisions  of ERISA  and the  prohibited  transaction  provisions  of ERISA  and the  Code.  Under  the DOL  Regulations,
generally,  when a Plan acquires an "equity  interest" in another entity (such as the trust fund),  the  underlying  assets of that entity may be  considered  to be Plan Assets  unless an exception  applies.  Exceptions  contained in the DOL  Regulations  provide that a Plan's assets will not include an undivided  interest in each asset of an entity in which the Plan makes an equity  investment if: (1) the entity is an operating company;  (2) the equity investment made by the Plan is either a  "publicly-offered  security" that is "widely held," both as defined in the DOL Regulations,  or a security issued by an investment  company registered under the Investment Company Act of 1940, as amended;  or (3)  Benefit  Plan  Investors  do not own 25% or more in value of any class of equity  securities  issued by the  entity.  In addition,  the DOL Regulations  provide that the term "equity  interest" means any interest in an entity other than an instrument which is treated as indebtedness  under  applicable  local law and which has no "substantial  equity  features."  Under the DOL  Regulations,  Plan
Assets  will be deemed to include  an  interest  in the  instrument  evidencing  the equity  interest  of a Plan (such as a security  with
"substantial equity features"), and, because of the factual nature of some of the rules set forth in the DOL Regulations,  Plan Assets may be deemed to include an interest in the  underlying  assets of the entity in which a Plan  acquires an interest  (such as the trust fund).
Without regard to whether the securities are  characterized  as equity  interests,  the purchase,  sale and holding of securities by or on behalf of a Plan  could be  considered  to give rise to a  prohibited  transaction  if the  Issuing  Entity,  the  trustee or any of their respective  affiliates is or becomes a Party in Interest with respect to the Plan.  The  depositor,  Bear,  Stearns & Co. Inc., the master servicer or other  servicer,  any pool  insurer,  any special  hazard  insurer,  the  trustee,  and certain of their  affiliates  might be considered  Parties in Interest with respect to a Plan. If so, the  acquisition,  holding or  disposition of securities by or on behalf of
such Plan could be considered  to give rise to a  "prohibited   transaction"  within the meaning of ERISA and the Code unless an exemption is available.  Neither Plans nor persons  investing Plan Assets should acquire or hold securities in reliance upon the availability of any exception under the DOL Regulations.

Class and Statutory Exemptions

         The DOL has  issued  Prohibited  Transaction  Class  Exemptions  ("PTCEs")  which  provide  exemptive  relief to  parties  to any transaction  which  satisfies the conditions of the exemption.  A partial  listing of the PTCEs which may be available for  investments in securities  follows.  In addition, the Pension Protection Act of 2006 provides a statutory exemption under Section 408(b)(17) of ERISA and
Section 4975(d)(20) of the  Code from certain prohibited transactions between an ERISA plan, Keogh plan, IRA or related investment vehicle and a person or entity that is a Party in Interest to such  Plan solely by reason of providing services to such plan or entity (other than a Party in Interest that is a fiduciary, or  its affiliate, that has or exercises discretionary authority or control or renders investment advice with respect to the assets of the plan or entity involved in the transaction), provided that there is adequate consideration for the transaction.  Each of these  exemptions  is available  only  if  specified  conditions are satisfied  and  may provide  relief  for  some, but not all, of the  prohibited  transactions  that a  particular  transaction  may cause.  The  prospectus  supplement  for a  particular offering of securities  may tell you whether the securities  themselves  satisfy the  conditions of these  exemptions.  You are encouraged to consult  with  your advisors regarding the specific scope,  terms  and conditions of an exemption as it applies to you, as an investor, before relying on that exemption's availability.

         Class exemptions for purchases and sales of securities.

         The  following  exemptions  may  apply to a  purchase  or sale of  securities  between a Plan,  on the one  hand,  and a Party in
Interest, on the other hand:

         o        PTCE  84-14,  which  exempts  certain  transactions  approved on behalf of the Plan by independent qualified professional  asset managers.

         o        PTCE 86-128, which exempts certain transactions between a Plan and certain broker-dealers.

         o        PTCE 90-1,  which exempts  certain  transactions  entered into by insurance  company pooled  separate  accounts in which
                  Plans have made investments.

         o        PTCE 91-38,  which exempts certain  transactions  entered into by bank collective  investment  funds in which Plans have made investments.

         o        PTCE 96-23, which exempts certain transactions approved on behalf of a Plan by certain in-house investment managers.

         These  exemptions  do not  expressly  address  prohibited  transactions  that might result from  transactions  incidental  to the operation of a trust.  The issuing  entity cannot assure you that a purchase or sale of securities in reliance on one of these  exemptions will not give rise to indirect, non-exempt prohibited transactions.

         Class exemptions for purchases and sales of securities and transactions incidental to the operation of the Issuing Entity.

         The  following  exemptions  may  apply to a  purchase  or sale of  securities  between a Plan,  on the one  hand,  and a Party in
Interest,  on the other hand, and may also apply to prohibited  transactions that may result from  transactions  incident to the operation of the Issuing Entity:

         o        PTCE 95-60, which exempts certain transactions involving insurance company general accounts.

         o        PTCE 83-1,  which exempts  certain  transactions  involving the purchase of  pass-through  certificates in mortgage pool investment  trusts from, and the sale of such  certificates to, the pool sponsor,  as well as transactions in connection with the servicing and operation of the pool.

         Prohibited  Transaction  Class Exemption 83-1. The U.S.  Department of Labor has issued an administrative  exemption,  Prohibited
Transaction  Class  Exemption  83-1 ("PTCE  83-1"),  which,  under certain  conditions,  exempts from the  application  of the  prohibited transaction  rules of ERISA and the excise tax  provisions of Section 4975 of the Code  transactions  involving a Plan in connection  with the operation of a "mortgage pool" and the purchase,  sale and holding of "mortgage pool pass-through  certificates." A "mortgage pool" is defined as an investment pool,  consisting solely of interest bearing  obligations  secured by first or second mortgages or deeds of trust on  single-family  residential  property,  property  acquired  in  foreclosure  and  undistributed  cash.  A "mortgage  pool  pass-through certificate" is defined as a certificate which represents a beneficial  undivided interest in a mortgage pool which entitles the holder to pass-through payments of principal and interest from the mortgage loans.

         For the exemption to apply, PTCE 83-1 requires that:

         o        the  depositor  and the trustee  maintain a system of  insurance  or other  protection  for the  mortgage  loans and the property securing such mortgage loans, and for indemnifying  holders of certificates  against reductions in pass-through payments  due to  defaults in loan  payments or property  damage in an amount at least equal to the greater of 1% of the aggregate  principal  balance of the  mortgage  loans,  or 1% of the  principal  balance of the largest  covered  pooled mortgage loan;

         o        the trustee may not be an affiliate of the depositor;

         o        and the payments made and retained by the depositor in connection  with the trust fund,  together with all funds inuring to the  depositor's  benefit for  administering  the trust fund,  represent no more than  "adequate  consideration"  for selling the mortgage loans, plus reasonable compensation for services provided to the trust fund.

         In  addition,  if it is  applicable,  PTCE 83-1  exempts the initial  sale of  certificates  to a Plan with  respect to which the depositor,  the special hazard insurer,  the pool insurer,  the master  servicer,  or other servicer,  or the trustee are or is a party in interest  if the Plan does not pay more than fair  market  value for such  certificate  and the rights  and  interests  evidenced  by such certificate  are not  subordinated  to the rights and interests  evidenced by other  certificates of the same pool. PTCE 83-1 also exempts from the prohibited  transaction  rules any  transactions  in connection  with the servicing and operation of the mortgage pool,  provided that any payments  made to the master  servicer in connection  with the servicing of the trust fund are made in accordance  with a binding agreement, copies of which must be made available to prospective investors.

         In the case of any Plan with respect to which the depositor,  the master servicer,  the special hazard insurer, the pool insurer, or the trustee is a fiduciary, PTCE 83-1 will only apply if, in addition to the other requirements:

         o        the initial  sale,  exchange or transfer of  certificates  is expressly  approved by an  independent  fiduciary  who has authority to manage and control those plan assets being invested in certificates;

         o        the Plan pays no more for the certificates than would be paid in an arm's length transaction;

         o        no  investment  management,  advisory or  underwriting  fee, sale  commission,  or similar  compensation  is paid to the depositor with regard to the sale, exchange or transfer of certificates to the Plan;

         o        the total value of the certificates purchased by such Plan does not exceed 25% of the amount issued; and

         o        at least 50% of the aggregate amount of certificates is acquired by persons  independent of the depositor,  the trustee, the master servicer, and the special hazard insurer or pool insurer.

         Before  purchasing  certificates,  a  fiduciary  of a Plan  should  confirm  that the trust fund is a  "mortgage  pool," that the certificates  constitute "mortgage pool pass-through  certificates," and that the conditions set forth in PTCE 83-1 would be satisfied. In addition to making its own  determination  as to the availability of the exemptive relief provided in PTCE 83-1, the Plan fiduciary should consider the availability of any other prohibited  transaction  exemptions.  The Plan fiduciary also should consider its general fiduciary obligations under ERISA in determining whether to purchase any certificates on behalf of a Plan.

Underwriter Exemption

         The DOL has issued  Exemptions to some  underwriters,  which generally exempt from the application of the prohibited  transaction provisions of Section 406 of ERISA, and the excise taxes imposed on those prohibited  transactions  pursuant to Section 4975(a) and (b) of the Code, some  transactions,  among others,  relating to the servicing and operation of mortgage pools and the initial purchase,  holding and subsequent resale of  mortgage-backed  securities or other  "securities"  underwritten by an Underwriter,  as defined below,  provided that  the  conditions  set  forth  in the  Exemption  are  satisfied.  For  purposes  of this  section  "ERISA  Considerations",  the term
"Underwriter" shall include (1) the underwriter, (2) any person directly or indirectly,  through one or more intermediaries,  controlling, controlled by or under common control with the  underwriter and (3) any member of the  underwriting  syndicate or selling group of which a person described in (1) or (2) is a manager or co-manager with respect to a class of securities.

         The Exemption sets forth seven general conditions which must be satisfied for the Exemption to apply.

         First,  the  acquisition  of securities by a Plan or with Plan Assets must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party.

         Second,  the Exemption only applies to securities  evidencing  rights and interests that are not  subordinated  to the rights and interests  evidenced  by other  securities  of the same trust,  unless none of the mortgage  loans has a loan-to-  value ratio or combined loan-to-value ratio at the date of issuance of the securities that exceeds 100%.

         Third,  the securities at the time of acquisition by a Plan or with Plan Assets must be rated in one of the four highest  generic rating  categories by an Exemption Rating Agency.  However,  the securities must be rated in one of the two highest generic  categories by an Exemption Rating Agency if the loan-to-value  ratio or combined  loan-to-value  ratio of any one- to four-family  residential  mortgage loan or home equity loan held in the trust  exceeds 100% but does not exceed 125% at the date of issuance of the  securities,  and in that case the Exemption  will not apply:  (1) to any of the securities if any mortgage loan or other asset held in the trust (other than a one-
to four-family  residential  mortgage loan or home equity loan) has a  loan-to-value  ratio or combined  loan-to-value  ratio that exceeds
100% at the Closing Date or (2) to any subordinate securities.

         Fourth,  the trustee cannot be an affiliate of any member of the Restricted Group, other than the Underwriter. The Restricted Group consists of any Underwriter,  the master servicer, any servicer,  any  insurer,  the depositor,  any  counterparty to an "eligible swap" (as described below) and any obligor with respect to assets included in the trust fund  consisting of more than 5% of the aggregate  unamortized principal  balance of the assets in the trust fund as of the date of initial issuance of the securities other than the underwriter.

         Fifth, the sum of all payments made to and retained by the  Underwriter(s)  must represent not more than reasonable  compensation for  underwriting the securities;  the sum of all payments made to and retained by the depositor  pursuant to the assignment of the assets to the related trust fund must represent not more than the fair market value of the  obligations;  and the sum of all payments made to and retained by the master servicer,  the special  servicer and any subservicer  must represent not more than reasonable  compensation for the person's services under the related Agreement and reimbursement of the person's reasonable expenses in connection therewith.

         Sixth,  the investing Plan or Plan Asset investor must be an accredited  investor as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act.

         Seventh,  for Issuing  Entities  other than certain  trusts,  the  documents  establishing  the Issuing  Entity and governing the transaction  must contain  certain  provisions  as described in the  Exemption  intended to protect the assets of the Issuing  Entity from creditors of the Depositor.

         Permitted  trust  funds  include  owner-trusts,  as well as  grantor-trusts  and  REMICs.  Owner-trusts  are  subject  to certain restrictions  in their  governing  documents to ensure that their assets may not be reached by creditors of the  depositor in the event of bankruptcy or other insolvency and must provide certain legal opinions.

         The Exemption  permits interest rate swaps,  interest rate caps and yield  supplement  agreements to be assets of a trust fund if certain conditions are satisfied.

         An interest-rate  swap or (if purchased by or on behalf of the Issuing Entity) an  interest-rate  cap contract  (collectively,  a
"swap" or "swap  agreement")  is a permitted  trust fund asset if it: (a) is an "eligible  swap;" (b) is with an "eligible  counterparty;"
(c) meets  certain  additional  specific  conditions  which  depend on whether the swap is a "ratings  dependent  swap" or a  "non-ratings dependent swap" and (d) permits the Issuing Entity to make termination  payments to the swap counterparty  (other than currently scheduled payments) solely from excess spread or amounts otherwise payable to the servicer,  depositor,  sponsor or any other seller.  Securities to which one or more swap agreements apply may be acquired or held by only "qualified plan investors."

         An  "eligible  swap" is one which:  (a) is  denominated  in U.S.  dollars;  (b)  pursuant  to which the  Issuing  Entity  pays or receives,  on or immediately  prior to the respective  payment or distribution date for the class of securities to which the swap relates, a fixed rate of interest or a floating rate of interest based on a publicly  available index (e.g.,  LIBOR or the U.S.  Federal  Reserve's
Cost of Funds Index  (COFI)),  with the Issuing  Entity  receiving  such  payments on at least a  quarterly  basis and  obligated  to make separate payments no more frequently than the counterparty,  with all simultaneous  payments being netted ("allowable interest rate"); (c)
has a notional  amount that does not exceed  either:  (i) the principal  balance of the class of securities to which the swap relates,  or
(ii) the portion of the principal balance of such class represented by obligations  ("allowable  notional  amount");  (d) is not leveraged
(i.e.,  payments are based on the applicable  notional amount,  the day count fractions,  the fixed or floating rates permitted above, and the difference between the products thereof,  calculated on a one-to-one ratio and not on a multiplier of such difference)  ("leveraged");
(e) has a final  termination  date that is  either  the  earlier  of the date on which  the  issuer  terminates  or the  related  class of securities  are fully repaid and (f) does not  incorporate  any provision  which could cause a unilateral  alteration in the  requirements described  in (a) through (d) above.

         An  "eligible  counterparty"  means a bank or other  financial  institution  which  has a rating at the date of  issuance  of the securities,  which is in one of the three  highest long term credit  rating  categories or one of the two highest short term credit rating categories,  utilized by at least one of the exemption rating agencies rating the securities;  provided that, if a counterparty is relying on its short term rating to establish  eligibility  under the Exemption,  such  counterparty must either have a long term rating in one of the three highest long term rating categories or not have a long term rating from the applicable exemption rating agency.

         A  "qualified  plan  investor"  is a plan where the  decision  to buy a class of  securities  is made on behalf of the plan by an independent  fiduciary  qualified to understand  the swap  transaction  and the effect the swap would have on the rating of the securities and such fiduciary is either (a) a "qualified  professional  asset manager"  ("QPAM")  under PTCE 84-14,  (b) an "in-house  asset manager"
under PTCE 96-23 or (c) has total assets (both plan and non-plan)  under  management  of at least $100 million at the time the  securities are acquired by the plan.

         In "ratings  dependent  swaps" (where the rating of a class of securities is dependent on the terms and  conditions of the swap), the swap  agreement  must provide that if the credit rating of the  counterparty  is withdrawn or reduced by any  exemption  rating agency below a level specified by the exemption  rating agency,  the servicer must,  within the period  specified under the Pooling and Servicing
Agreement:  (a) obtain a replacement swap agreement with an eligible  counterparty  which is acceptable to the exemption rating agency and the terms of which are  substantially  the same as the current swap agreement (at which time the earlier swap  agreement must  terminate);
or (b) cause the swap counterparty to establish any  collateralization  or other  arrangement  satisfactory to the exemption rating agency such that the then current rating by the exemption  rating agency of the particular  class of securities  will not be withdrawn or reduced
(and the terms of the swap  agreement  must  specifically  obligate the  counterparty  to perform these duties for any class of securities with a term of more than one year).  In the event that the servicer fails to meet these  obligations,  holders of the securities  that are employee benefit plans or other retirement  arrangements must be notified in the immediately  following  periodic report which is provided to the holders of the securities but in no event later than the end of the second month  beginning  after the date of such failure.  Sixty days after the receipt of such report,  the exemptive  relief  provided under the Exemption will  prospectively  cease to be applicable to any class of  securities held by an employee  benefit plan or other  retirement  arrangement  which  involves such ratings dependent swap.

         "Non-ratings  dependent  swaps"  (those where the rating of the  securities  does not depend on the terms and  conditions  of the swap) are subject to the following  conditions.  If the credit rating of the  counterparty  is withdrawn or reduced below the lowest level permitted above, the servicer will,  within a specified  period after such rating  withdrawal or reduction:  (a) obtain a replacement swap agreement with an eligible  counterparty,  the terms of which are  substantially the same as the current swap agreement (at which time the earlier swap agreement must  terminate);  (b) cause the  counterparty to post collateral with the Issuing Entity in an amount equal to all payments owed by the  counterparty if the swap  transaction  were  terminated;  or (c) terminate the swap agreement in accordance with its terms.

         An "eligible  yield  supplement  agreement" is any yield  supplement  agreement or similar  arrangement or (if purchased by or on behalf of the Issuing  Entity) an interest rate cap contract to supplement the interest  rates  otherwise  payable on obligations  held by the trust fund ("EYS  Agreement").  If the EYS Agreement has a notional  principal amount and/or is written on an International  Swaps and
Derivatives  Association,  Inc.  (ISDA) form,  the EYS  Agreement may only be held as an asset of the trust fund if it meets the following conditions:  (a) it is  denominated in U.S.  dollars;  (b) it pays an allowable  interest  rate; (c) it is not leveraged;  (d) it does not allow any of these three  preceding  requirements to be  unilaterally  altered without the consent of the trustee;  (e) it is entered into between the Issuing Entity and an eligible counterparty and (f) it has an allowable notional amount.

         The  Exemption  also  requires that the trust fund meet the  following  requirements:  (1) the trust fund must consist  solely of assets of the type that have been included in other investment  pools; (2) securities  evidencing  interests in the other investment pools must have been rated in one of the four highest  generic  categories of one of the Exemption  Rating  Agencies for at least one year prior to the  acquisition  of securities by or on behalf of a Plan or with Plan Assets;  and (3)  securities  evidencing  interests in the other investment  pools must have been purchased by investors  other than Plans for at least one year prior to any  acquisition of securities by or on behalf of a Plan or with Plan Assets.

         A  fiduciary  of a Plan or any person  investing  Plan  Assets to purchase a security  must make its own  determination  that the conditions set forth above will be satisfied with respect to the security.

         If the general  conditions of the Exemption are satisfied,  the Exemption may provide an exemption from the restrictions  imposed by  Sections  406(a) and 407(a) of ERISA,  and the excise  taxes  imposed by  Sections  4975(a)  and (b) of the Code by reason of Sections
4975(c)(1)(A)  through (D) of the Code, in connection with the direct or indirect sale,  exchange or transfer of securities in the initial issuance of the securities or the direct or indirect  acquisition  or disposition in the secondary  market of securities by a Plan or with
Plan Assets or the continued  holding of securities  acquired by a Plan or with Plan Assets pursuant to either of the foregoing.  However, no exemption is provided from the  restrictions of Sections  406(a)(1)(E),  406(a)(2) and 407 of ERISA for the acquisition or holding of a security on behalf of an "Excluded Plan" by any person who has  discretionary  authority or renders  investment advice with respect to the assets of an Excluded Plan. For purposes of the securities, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

                  If the specific  conditions  of the  Exemption  are also  satisfied,  the  Exemption  may provide an exemption  from the restrictions  imposed by Sections  406(b)(1) and (b)(2) of ERISA,  and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c)(1)(E) of the Code, in connection with:

         1.       The direct or indirect  sale,  exchange or transfer of  securities  in the initial  issuance of  securities  between the depositor or an Underwriter  and a Plan when the person who has  discretionary  authority or renders  investment  advice with respect to the  investment of Plan Assets in the  securities  is (a) a mortgagor  with respect to 5% or less of the fair market value of the trust fund assets or (b) an affiliate of such a person, provided that:

                           i.       The Plan is not an Excluded Plan,

                           ii.      Each Plan's  investment in each class of securities does not exceed 25% of the outstanding  securities in the class,

                           iii.     After the  Plan's  acquisition  of the  securities,  no more  than 25% of the  assets  over  which the fiduciary has investment  authority are invested in securities of a trust fund containing assets which are sold or serviced by the same entity, and

                           iv.      In the case of initial  issuance (but not secondary market  transactions),  at least 50% of each class of securities  and at least 50% of the  aggregate  interests in the trust fund are acquired by persons independent of the Restricted Group;

         2.       The direct or indirect  acquisition or  disposition in the secondary  market of securities by a Plan or with Plan assets provided that the conditions in (i), (iii) and (iv) of 1 above are met; and

         3.       The continued holding of securities acquired by a Plan or with Plan Assets pursuant to sections 1 or 2 above.

         Further,  if the  specific  conditions  of the  Exemption  are  satisfied,  the  Exemption  may  provide  an  exemption  from the restrictions  imposed by Sections  406(a),  406(b) and 407 of ERISA,  and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for  transactions  in connection with the servicing,  management and operation of the trust fund.
The  depositor  expects that the specific  conditions  of the  Exemption  required for this purpose will be satisfied  with respect to the securities so that the Exemption  would provide an exemption from the  restrictions  imposed by Sections  406(a) and (b) of ERISA (as well as the excise  taxes  imposed  by  Sections  4975(a)  and (b) of the Code by reason of Section  4975(c) of the Code) for  transactions  in connection  with the  servicing,  management  and operation of the trust fund,  provided that the general  conditions of the Exemption are satisfied.

         The Exemption also may provide an exemption from the  application of the  prohibited  transaction  provisions of Sections  406(a)
and 407(a) of ERISA, and the excise taxes imposed by Section 4975(a) and (b) of the Code by reason of Sections  4975(c)(1)(A)  through (D)
of the Code if the  restrictions  are deemed to otherwise  apply merely  because a person is deemed to be a Party in Interest with respect to an  investing  Plan by virtue of  providing  services  to the Plan (or by virtue of having a specified  relationship  to such a person)
solely as a result of the Plan's ownership of securities.

         The Exemption  generally extends exemptive relief to mortgage-backed and asset-backed  securities  transactions using pre-funding accounts for trusts issuing  securities.  With respect to the  securities,  the Exemption will generally  allow mortgage loans  supporting payments to  securityholders,  and having a value equal to no more than 25% of the total principal  amount of the securities being offered by the trust fund, to be  transferred  to the trust fund within the  Pre-Funding  Period instead of requiring that all the mortgage  loans be either  identified or  transferred  on or before the Closing Date. In general,  the relief applies to the purchase, sale and holding of securities which otherwise qualify for the Exemption, provided that the following general conditions are met:

         o        the ratio of the amount  allocated to the  pre-funding  account to the total  principal  amount of the securities  being offered must be less than or equal to 25%;

         o        all  additional  mortgage  loans  transferred  to the related trust fund after the Closing Date must meet the same terms and  conditions  for  eligibility  as the  original  mortgage  loans  used to create  the trust  fund,  which  terms and conditions have been approved by one of the Exemption Rating Agencies;

         o        the transfer of the  additional  mortgage loans to the trust fund during the  Pre-Funding  Period must not result in the securities  to be covered by the  Exemption  receiving  a lower  credit  rating  from an  Exemption  Rating  Agency upon termination  of the  Pre-Funding  Period  than the rating that was  obtained at the time of the initial  issuance of the securities by the trust fund;

         o        solely as a result of the use of  pre-funding,  the weighted  average annual  percentage  interest rate for the mortgage loans  included in the related  trust fund on the Closing Date and all  additional  mortgage  loans  transferred  to the related  trust fund after the Closing Date at the end of the Pre- Funding  Period must not be more than 100 basis points lower than the rate for the mortgage loans which were transferred to the trust fund on the Closing Date;

         o        either:

                  (1)      the  characteristics  of the additional  mortgage loans transferred to the related trust fund after the Closing
                           Date must be monitored by an insurer or other credit support provider which is independent of the depositor; or

                  (2)      an  independent  accountant  retained by the depositor  must provide the  depositor  with a letter (with copies provided to the  Exemption  Rating Agency  rating the  securities,  the  Underwriter  and the trustee)  stating whether or not the  characteristics  of the  additional  mortgage  loans  transferred to the related trust fund after the Closing Date conform to the  characteristics  described in the  prospectus or  prospectus  supplement and/or agreement.  In preparing the letter, the independent  accountant must use the same type of procedures as were applicable to the mortgage loans which were transferred to the trust fund as of the Closing Date;

         o        the  Pre-Funding  Period  must end no later  than  three  months or 90 days  after the  Closing  Date or earlier in some circumstances  if the  pre-funding  accounts  falls below the minimum  level  specified in the  Agreement or an event of default occurs;

         o        amounts  transferred  to any  pre-funding  accounts  and/or  capitalized  interest  account used in connection  with the pre-funding  may be invested  only in  investments  which are  permitted by the  Exemption  Rating  Agencies  rating the securities and must:

                  (1)      be direct  obligations of, or obligations  fully  guaranteed as to timely payment of principal and interest by, the United States or any agency or  instrumentality  thereof  (provided that the  obligations are backed by the full faith and credit of the United States); or

                  (2)      have been rated (or the obligor has been rated) in one of the three highest  generic  rating  categories by one of the Exemption Rating Agencies ("ERISA Permitted Investments");

         o        the prospectus or prospectus supplement must describe the duration of the Pre-Funding Period;

         o        the trustee (or any agent with which the trustee  contracts to provide trust  services) must be a substantial  financial institution  or trust  company  experienced  in trust  activities  and familiar  with its duties,  responsibilities  and liabilities with ERISA.  The trustee,  as legal owner of the trust fund, must enforce all the rights created in favor of securityholders of the trust fund, including employee benefit plans subject to ERISA.

Insurance company general accounts

         o        In the event that  securities  which are  certificates do not meet the  requirements  of the Exemption solely because they are  subordinate certificates  or fail to meet a minimum rating requirements  under the Exemption, certain Plans may  be  eligible  to purchase  certificates  pursuant  to Sections I and III of  PTCE 95-60 which  permits insurance company  general  accounts  as defined in PTCE 95-60 to purchase such  certificates if they otherwise meet all of the other requirements of the Exemption.

         o         Insurance  companies  contemplating  the  investment of general  account  assets in the  securities  are  encouraged to consult with their legal advisors with respect to the  applicability  of Section  401(c) of ERISA.  The DOL issued final regulations under Section 401(c) which became effective on July 5, 2001.

Revolving pool features

         The Exemption  only covers  certificates  backed by a "fixed" pool of loans which requires that all the loans must be transferred to the trust fund or  identified  at closing (or  transferred  within the  Pre-Funding  Period,  if  pre-funding  meeting  the  conditions described above is used).  Accordingly,  certificates  issued by trust funds which feature  revolving pools of assets will not be eligible for a purchase by Plans.  However,  securities  which are notes backed by revolving  pools of assets may be eligible for purchase by Plans pursuant to certain other prohibited transaction exemptions.  See discussion below in "ERISA Considerations Relating to Notes."

ERISA Considerations Relating to Notes

         Under the DOL  Regulations,  the assets of the trust fund would be treated as "plan  assets" of a Plan for the  purposes of ERISA and the Code  only if the  Plan  acquires  an  "equity  interest"  in the  trust  fund and  none of the  exceptions  contained  in the DOL
Regulations  is applicable.  An equity  interest is defined under the DOL  Regulations  as an interest  other than an instrument  which is treated as indebtedness  under applicable local law and which has no substantial  equity features.  Assuming that the notes are treated as indebtedness  without  substantial  equity features for purposes of the DOL Regulations,  then such notes will be eligible for purchase by
Plans. However,  without regard to whether the notes are treated as an "equity interest" for such purposes,  the acquisition or holding of notes by or on behalf of a Plan could be considered to give rise to a prohibited  transaction  if the trust fund or any of its  affiliates is or becomes a party in interest  or  disqualified  person with  respect to such Plan,  or in the event that a note is  purchased  in the secondary  market and such purchase  constitutes  a sale or exchange  between a Plan and a party in interest or  disqualified  person with respect to such Plan.  There can be no assurance  that the trust fund or any of its  affiliates  will not be or become a party in interest or a disqualified person with respect to a Plan that acquires notes.

         The Exemption  permits trust funds which are grantor  trusts,  owner-trusts  or REMICs to issue notes,  as well as  certificates, provided a legal opinion is received to the effect that the  noteholders  have a perfected  security  interest in the trust fund's assets.
The exemptive  relief  provided  under the Exemption for any prohibited  transactions  which could be caused as a result of the operation, management  or  servicing  of the trust fund and its assets  would not be  necessary  with  respect  to notes with no  substantial  equity features which are issued as obligations of the trust fund.  Nevertheless,  because other prohibited  transactions might be involved,  the
Exemption would provide  prohibited  transaction  exemptive  relief,  provided that the same  conditions of the Exemption  described above relating to  certificates  are met with respect to the notes.  The same  limitations of such exemptive  relief relating to acquisitions of certificates by fiduciaries with respect to Excluded Plans would also be applicable to the notes as described herein.

         In the event that the Exemption is not  applicable to the notes,  one or more other  prohibited  transactions  exemptions  may be available to Plans  purchasing or transferring  the notes depending in part upon the type of Plan fiduciary making the decision to acquire the  notes  and  the  circumstances  under which  such decision is made.  These exemptions  include,  but  are  not limited  to, PTCE 90-1
(regarding  investments by insurance company pooled separate accounts),  PTCE 91-38 (regarding  investments by bank collective investments funds), PTCE 84-14 (regarding  transactions  effected by "qualified  professional asset managers"),  PTCE 95-60 (regarding  investments by insurance  company general  accounts) and PTCE 96-23 (regarding  transactions  effected by "in-house asset managers")  (collectively,  the
"Investor-Based  Exemptions").  However,  even if the conditions  specified in these  Investor-Based  Exemptions are met, the scope of the relief provided under such Exemptions might or might not cover all acts which might be construed as prohibited transactions.

         In the event that the  Exemption  is not  applicable  to the  notes,  there can be no  assurance  that any class of notes will be treated as  indebtedness  without  substantial  equity  features  for  purposes of the DOL  Regulations.  There is  increased  uncertainty regarding  the  characterization  of debt  instruments  that do not carry an  investment  grade  rating.  Consequently,  in the event of a withdrawal  or  downgrade  to below  investment  grade of the rating of a class of notes,  the  subsequent  transfer  of such notes or any interest  therein to a Plan  trustee or other person  acting on behalf of a Plan,  or using Plan Assets to effect such  transfer,  will be restricted.  Unless  otherwise  stated in the related  prospectus  supplement,  by  acquiring  a note,  each  purchaser  will be deemed to represent that either (1) it is not acquiring the note with Plan Assets;  or (2) (A) either (i) none of the issuing entity,  the depositor any underwriter,  the trustee,  the master servicer,  any other servicer or any of their affiliates is a party in interest with respect to such purchaser that is a Plan or (ii) PTCE 90-1,  PTCE 91-38,  PTCE 84-14,  PTCE 95-60,  PTCE 96-23 or some other  prohibited  transaction exemption is applicable to the  acquisition  and holding of the note by such  purchaser  and (B) the notes are rated  investment  grade or better and such person believes that the notes are properly treated as indebtedness  without  substantial  equity features for purposes of the DOL Regulations,  and agrees to so treat the notes. Alternatively,  regardless of the rating of the notes, such person may provide the trustee  with an opinion of counsel,  which  opinion of counsel  will not be at the  expense of the issuing  entity,  the  depositor,  the trustee,  the master  servicer or any other  servicer,  which  opines  that the  purchase,  holding and  transfer of such note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt  prohibited  transaction under ERISA or Section
4975 of the Code and will not subject the issuing  entity,  the depositor,  the trustee,  the master servicer or any other servicer to any obligation in addition to those undertaken in the indenture.

         EACH  PROSPECTUS  SUPPLEMENT  WILL  CONTAIN  INFORMATION  CONCERNING  CONSIDERATIONS  RELATING  TO ERISA  AND THE  CODE  THAT ARE
APPLICABLE TO THE RELATED  SECURITIES.  BEFORE PURCHASING  SECURITIES IN RELIANCE ON THE EXEMPTION,  THE INVESTOR-BASED  EXEMPTIONS OR ANY
OTHER EXEMPTION, A FIDUCIARY OF A PLAN SHOULD ITSELF CONFIRM THAT REQUIREMENTS SET FORTH IN SUCH EXEMPTION WOULD BE SATISFIED.

         ANY PLAN INVESTOR WHO PROPOSES TO USE "PLAN ASSETS" OF ANY PLAN TO PURCHASE  SECURITIES OF ANY SERIES OR CLASS ARE  ENCOURAGED TO
CONSULT WITH ITS COUNSEL WITH  RESPECT TO THE  POTENTIAL  CONSEQUENCES  UNDER ERISA AND SECTION  4975 OF THE CODE OF THE  ACQUISITION  AND
OWNERSHIP OF SUCH SECURITIES.

Exchangeable Securities

         With respect to those  classes of  exchangeable  securities  which were eligible for  exemptive  relief under the Exemption  when purchased,  the Exemption  would also cover the  acquisition  or  disposition  of such  exchangeable  securities  when the  securityholder exercises its exchange rights.  However,  with respect to classes of exchangeable  securities which were not eligible for exemptive relief under the Exemption when  purchased,  the exchange,  purchase or sale of such  securities  pursuant to the exercise of exchange  rights or call rights may give rise to  prohibited  transactions  if a Plan and a Party in Interest  with  respect to such Plan are  involved in the transaction.  However, one or more Investor-Based Exemptions discussed above may be applicable to these transactions.

Tax Exempt Investors

         A Plan that is exempt from federal income  taxation  pursuant to Section 501 of the Code  nonetheless  will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" within the meaning of Section 512 of the Code.

Consultation with Counsel

         There can be no assurance  that the  Exemption or any other DOL  exemption  will apply with respect to any  particular  Plan that acquires  the  securities  or, even if all the  conditions  specified  therein  were  satisfied,  that any such  exemption  would apply to transactions  involving  the trust fund.  Prospective  Plan investors are encouraged to consult  with their  legal counsel  concerning the impact of ERISA and the Code and the  potential  consequences  to their  specific  circumstances  prior to  making  an  investment  in the securities.  Neither the depositor,  the trustees, the master servicer nor any of their respective affiliates will make any representation to the effect that the  securities  satisfy all legal  requirements  with  respect to the  investment  therein by Plans  generally  or any particular Plan or to the effect that the securities are an appropriate investment for Plans generally or any particular Plan.

         Before purchasing a security in reliance on the Exemption,  or an Investor-Based  Exemption,  or any other exemption, a fiduciary of a Plan or other  Plan  Asset  Investor  should  itself  confirm  that (a) all the  specific  and  general  conditions  set forth in the
Exemption,  an  Investor-Based  Exemption or other  exemption  would be satisfied  and (b) in the case of a security  purchased  under the
Exemption,  the security  constitutes a "security" for purposes of the Exemption.  In addition to making its own  determination  as to the availability

of the exemptive relief provided in the Exemption,  and  Investor-Based  Exemption or other exemption,  the Plan fiduciary should consider its general fiduciary obligations under ERISA in determining whether to purchase the securities on behalf of a Plan.

         A  governmental  plan as  defined  in Section  3(32) of ERISA is not  subject  to ERISA,  or Code  Section  4975.  However,  such governmental  plan may be subject to federal,  state and local law, which is, to a material extent,  similar to the provisions of ERISA or a Code Section 4975. A fiduciary of a governmental  plan should make its own  determination  as to the propriety of such investment  under applicable fiduciary or other investment standards, and the need for the availability of any exemptive relief under any similar law.

                                                         LEGAL INVESTMENT MATTERS

         Each class of  certificates  or notes offered by this  prospectus and by the related  prospectus  supplement will be rated at the date of issuance in one of the four highest  rating  categories by at least one Rating Agency.  If so specified in the related  prospectus supplement,  each such class that is rated in one of the two highest  rating  categories  by at least one Rating  Agency  will  constitute
"mortgage  related  securities"  for  purposes of SMMEA,  and, as such,  will be legal  investments  for  persons,  trusts,  corporations, partnerships,  associations,  business trusts and business  entities  (including  depository  institutions,  life insurance  companies and pension  funds)  created  pursuant to or existing  under the laws of the United States or of any State whose  authorized  investments  are subject to state  regulation  to the same extent that,  under  applicable  law,  obligations  issued by or  guaranteed as to principal and interest by the United States or any agency or instrumentality  thereof  constitute legal investments for the entities.  Under SMMEA, if a
State enacted  legislation on or prior to October 3, 1991 specifically  limiting the legal investment  authority of any such entities with respect to "mortgage  related  securities," such securities will constitute legal investments for entities subject to the legislation only to the extent provided therein.  Some States have enacted legislation which overrides the preemption  provisions of SMMEA. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual  commitment to purchase,  hold or invest in "mortgage  related  securities,"  or require the sale or other  disposition  of the  securities,  so long as the  contractual commitment was made or the securities acquired prior to the enactment of the legislation.

         SMMEA also amended the legal investment  authority of  federally-chartered  depository  institutions as follows:  federal savings and loan  associations  and federal  savings  banks may invest in, sell or  otherwise  deal with  "mortgage  related  securities"  without limitation as to the percentage of their assets  represented  thereby,  federal credit unions may invest in the  securities,  and national banks may purchase the securities for their own account without regard to the limitations  generally  applicable to investment  securities set forth in 12 U.S.C.  24  (Seventh),  subject in each case to such  regulations  as the  applicable  federal  regulatory  authority  may prescribe.

         The Federal Financial  Institutions  Examination  Council has issued a supervisory policy statement  applicable to all depository institutions,  setting forth  guidelines for and significant  restrictions on investments in "high-risk  mortgage  securities." The policy statement has been adopted by the Federal  Reserve  Board,  the Office of the  Comptroller  of the Currency,  the FDIC and the OTS with an effective date of February 10, 1992. The policy  statement  generally  indicates that a mortgage  derivative  product will be deemed to be high risk if it exhibits  greater price  volatility  than a standard fixed rate  thirty-year  mortgage  security.  According to the policy statement,  prior to purchase,  a depository  institution will be required to determine whether a mortgage  derivative  product that it is considering  acquiring is high-risk,  and if so that the proposed  acquisition would reduce the institution's  overall interest rate risk.
Reliance on analysis  and  documentation  obtained  from a securities  dealer or other  outside  party  without  internal  analysis by the institution  would be  unacceptable.  There can be no assurance  as to which  classes of offered  securities  will be treated as high-risk under the policy statement.

         The predecessor to the OTS issued a bulletin,  entitled,  "Mortgage  Derivative Products and Mortgage Swaps", which is applicable to thrift institutions  regulated by the OTS. The bulletin  established  guidelines for the investment by savings  institutions in certain
"high-risk"  mortgage  derivative  securities and  limitations on the use of the  securities by insolvent,  undercapitalized  or otherwise
"troubled"  institutions.  According to the bulletin,  such "high-risk" mortgage derivative securities include securities having specified characteristics,  which may include some classes of offered securities.  In addition,  the National Credit Union Administration has issued regulations  governing  federal credit union  investments  which prohibit  investment in specified types of securities,  which may include some classes of offered  securities.  Similar policy  statements have been issued by regulators  having  jurisdiction  over other types of depository institutions.

         Any class of securities  that is not rated in one of the two highest  rating  categories by at least one Rating  Agency,  and any other class of securities specified in the related prospectus  supplement,  will not constitute "mortgage related securities" for purposes of SMMEA.  Prospective  investors in these classes of securities,  in particular,  should consider the matters  discussed in the following paragraph.

         There may be other  restrictions  on the  ability of  investors  either to  purchase  some  classes of offered  securities  or to purchase any class of offered securities  representing more than a specified  percentage of the investors' assets. The depositor will make no representations as to the proper  characterization of any class of offered securities for legal investment or other purposes,  or as to the ability of particular investors to purchase any class of certificates or notes under applicable legal investment  restrictions.  These uncertainties  may adversely  affect the liquidity of any class of certificates  or notes.  Accordingly,  all investors  whose  investment activities are subject to legal  investment laws and  regulations,  regulatory  capital  requirements or review by regulatory  authorities are encouraged to consult  with their own legal advisors in  determining  whether and to what extent the offered  securities  of any class thereof constitute  legal  investments or are subject  to investment,  capital or other  restrictions,  and, if applicable,  whether SMMEA has been overridden in any jurisdiction relevant to the investor.

                                                             USE OF PROCEEDS

         Substantially  all of the net proceeds to be received from the sale of  certificates or notes will be applied by the depositor to finance the purchase of, or to repay short-term  loans incurred to finance the purchase of, the mortgage loans and/or mortgage  securities in the  respective  mortgage  pools and to pay other  expenses.  The depositor  expects that it will make  additional  sales of securities similar to the offered  securities from time to time, but the timing and amount of any such additional  offerings will be dependent upon a number of factors,  including the volume of mortgage loans purchased by the depositor,  prevailing  interest rates,  availability of funds and general market conditions.

                                                         METHODS OF DISTRIBUTION

         The depositor will offer the securities in series.  The  distribution  of the securities may be effected from time to time in one or more transactions,  including  negotiated  transactions,  at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment  therefor.  If so specified in the related prospectus  supplement,  Bear, Stearns & Co. Inc., an affiliate of the depositor,  acting as underwriter with other  underwriters,  if any, named in such prospectus  supplement will distribute the securities in a firm commitment  underwriting,  subject to the terms and conditions of the underwriting  agreement. In such event, the related  prospectus  supplement  may also specify that the  underwriters  will not be  obligated  to pay for any  securities  agreed to be purchased by purchasers  pursuant to purchase  agreements  acceptable to the  depositor.  In connection  with the sale of the  securities, underwriters  may receive  compensation  from the depositor or from purchasers of the securities in the form of discounts,  concessions or commissions.  The related prospectus supplement will describe any such compensation that is paid by the depositor.

         As to any offering of securities,  in addition to the method of distribution  as described in the prospectus  supplement and this base  prospectus,  the  distribution  of any  class  of the  offered  securities  may be  effected  through  one or more  resecuritization transactions, in accordance with Rule 190(b).

         Alternatively,  the related  prospectus  supplement may specify that Bear, Stearns & Co. Inc. acting as agent or in some cases as principal with respect to securities that it has previously  purchased or agreed to purchase,  will  distribute the  securities.  If Bear,
Stearns & Co. Inc. acts as agent in the sale of securities,  Bear,  Stearns & Co. Inc. will receive a selling  commission  with respect to each  series of  securities,  depending  on market  conditions,  expressed  as a  percentage  of the  aggregate  principal  balance of the securities  sold  hereunder as of the closing date. The exact  percentage  for each series of securities  will be disclosed in the related prospectus  supplement.  To the extent that Bear, Stearns & Co. Inc. elects to purchase securities as principal,  Bear, Stearns & Co. Inc.
may  realize  losses or profits  based upon the  difference  between  its  purchase  price and the sales  price.  The  related  prospectus supplement  with respect to any series  offered  other than through  underwriters  will contain  information  regarding the nature of such offering and any agreements to be entered into between the depositor and purchasers of securities of such series.

         The  depositor  will  indemnify  Bear,  Stearns & Co. Inc. and any  underwriters  against  certain civil  liabilities,  including liabilities  under the  Securities  Act of 1933,  or will  contribute to payments  Bear,  Stearns & Co. Inc. and any  underwriters  may be required to make in respect thereof.

         In the ordinary  course of business,  the depositor and Bear,  Stearns & Co. Inc. may engage in various  securities and financing transactions,  including  repurchase  agreements to provide interim  financing of the depositor's  mortgage loans pending the sale of such mortgage loans or interests in such mortgage loans, including the securities.

         Bear,  Stearns & Co. Inc. may use this  prospectus  and the related  prospectus  supplement in  connection  with offers and sales related to  market-making  transactions in the securities.  Bear,  Stearns & Co. Inc. may act as principal or agent in such  transactions.
Such sales will be made at prices related to prevailing market prices at the time of sale or otherwise.

         The  depositor   anticipates  that  the  securities  will  be  sold  primarily  to   institutional   investors  or  sophisticated
non-institutional  investors.  Purchasers  of  securities,  including  dealers,  may,  depending  on the facts and  circumstances  of such purchases,  be deemed to be "underwriters"  within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of securities. Securityholders are encouraged to consult with their legal advisors in this regard before any such reoffer or sale.

                                                              LEGAL MATTERS

         Legal matters in connection  with the  securities of each series,  including  both federal income tax matters and the legality of the  securities  being  offered,  will be passed  upon for the  depositor  by Thacher  Proffitt & Wood llp,  New York,  New York,  Orrick,
Herrington & Sutcliffe LLP, New York, New York, or Greenberg Traurig LLP, New York, New York.

                                                          FINANCIAL INFORMATION

         With respect to each series,  a new trust fund will be formed,  and no trust fund will engage in any business  activities or have any assets or obligations  prior to the issuance of the related  series.  Accordingly,  no financial  statements with respect to any trust fund will be included in this prospectus or in the related prospectus supplement.

                                                                 RATINGS

         It is a condition to the issuance of any class of offered  securities  that they shall have been rated not lower than  investment grade, that is, in one of the four highest rating categories, by at least one Rating Agency.

         Ratings on  mortgage  pass-through  certificates  and  mortgage-backed  notes  address the  likelihood  of receipt by the holders thereof of all  collections on the underlying  mortgage  assets to which the holders are entitled.  These ratings  address the structural, legal and issuer-related  aspects associated with the certificates and notes, the nature of the underlying  mortgage assets and the credit quality  of the  guarantor,  if any.  Ratings on  mortgage  pass-through  certificates  and  mortgage-backed  notes do not  represent  any assessment  of the  likelihood of principal  prepayments  by borrowers or of the degree by which the  prepayments  might differ from those originally anticipated.  As a result,  securityholders might suffer a lower than anticipated yield, and, in addition,  holders of stripped interest securities in extreme cases might fail to recoup their initial investments.

         A security  rating is not a  recommendation  to buy, sell or hold  securities and may be subject to revision or withdrawal at any time by the assigning rating organization.

                                                          AVAILABLE INFORMATION

         The depositor is subject to the  informational  requirements  of the Exchange Act and in accordance  therewith  files reports and other  information  with the Commission.  Reports and other  information  filed by the depositor can be inspected and copied at the Public
Reference  Room  maintained by the  Commission at 100 F Street NE,  Washington,  DC 20549,  and its Regional  Offices  located as follows:
Chicago Regional Office, 500 West Madison,  14th Floor,  Chicago,  Illinois 60661; New York Regional Office,  233 Broadway,  New York, New
York  10279.  Copies of the  material  can also be  obtained  from the  Public  Reference  Section  of the  Commission,  100 F Street  NE,
Washington,  DC 20549, at prescribed rates and electronically through the Commission's  Electronic Data Gathering,  Analysis and Retrieval
system at the Commission's Website  (http://www.sec.gov).  Information about the operation of the Public Reference Room may be obtained by calling the Securities and Exchange  Commission at (800)  SEC-0330.  Exchange Act reports as to any series filed with the Commission  will be filed under the issuing entity's name. The depositor does not intend to send any financial reports to security holders.

         The issuing entity's annual reports on Form 10-K (including  reports of assessment of compliance with the AB Servicing  Criteria, attestation  reports,  and statements of compliance,  discussed in "Servicing of Mortgage  Loans—Evidence as to Compliance" in the related prospectus  supplement and "Description of the Securities — Reports to  Securityholders"  in this  prospectus,  required to be filed under
Regulation AB), periodic  distribution  reports on Form 10-D,  current reports on Form 8-K and amendments to those reports,  together with such other reports to security  holders or information  about the  securities as shall have been filed with the Commission  will be posted on the trustee's or the securities  administrator's internet web site, as applicable,  as soon as reasonably practicable after it has been electronically  filed with,  or  furnished  to, the  Commission.  The address of the  website  will be provided in the related  Prospectus
Supplement.

         This prospectus does not contain all of the information set forth in the  registration  statement (of which this prospectus forms a part) and exhibits  thereto which the depositor has filed with the Commission  under the Securities Act and to which reference is hereby made.

                                                        REPORTS TO SECURITYHOLDERS

         The master servicer or another  designated person will be required to provide periodic  unaudited  reports  concerning each trust fund to all  registered  holders of offered  securities  of the related  series with respect to each trust fund as are required  under the
Exchange Act and the Commission's related rules and regulations, and under the terms of the applicable agreements.

         As to each  issuing  entity,  so long as it is required to file  reports  under the  Exchange  Act,  those  reports  will be made available as described above under "Available Information".

         As to each issuing entity that is no longer required to file reports under the Exchange Act, periodic  distribution  reports will be posted on the website of the sponsor,  depositor,  master servicer or securities administrator,  as applicable,  referenced above under
"Available  Information" as soon as practicable.  Annual reports of assessment of compliance with the AB Servicing  Criteria,  attestation reports,  and statements of compliance will be provided to registered  holders of the related  securities upon request free of charge. See
"Servicing of Mortgage  Loans—Evidence  as to  Compliance"  in the related  prospectus  supplement  and  "Description  of the Securities —
Reports to Securityholders" in this prospectus.

                                                INCORPORATION OF INFORMATION BY REFERENCE

         There are incorporated into this prospectus and in the related  prospectus  supplement by reference all documents,  including but not limited to the  financial  statements  and reports  filed or caused to be filed or  incorporated  by reference by the  depositor  with respect to a trust fund pursuant to the  requirements  of Sections  13(a) or 15(d) of the Exchange Act,  prior to the  termination  of the offering of the offered  securities of the related series; provided, however, this prospectus and any related prospectus supplement do not incorporate by reference any of the issuing entity's annual reports filed on Form 10-K with respect to a trust fund.

         The  depositor  will  provide or cause to be provided  without  charge to each person to whom this  prospectus  is  delivered  in connection with the offering of one or more classes of offered  securities,  upon written or oral request of the person,  a copy of any or all the reports  incorporated  in this  prospectus  by  reference,  in each case to the extent the  reports  relate to one or more of such classes of the offered  securities,  other than the  exhibits to the  documents,  unless the  exhibits are  specifically  incorporated  by reference in the documents.  Requests should be directed in writing to Structured Asset Mortgage  Investments II Inc., 383 Madison Avenue,
New York,  New York 10179,  Attention:  Secretary,  or by telephone at (212)  272-2000.  The depositor has  determined  that its financial statements will not be material to the offering of any offered securities.

                                                                 GLOSSARY

         Accrual  Security — A security with respect to which some or all of its accrued  interest will not be distributed as interest but rather  an amount  equal to that  interest  will be added to the  principal  balance  thereof  on each  distribution  date for the  period described in the related prospectus supplement.

         Affiliated Seller — Banks,  savings and loan  associations,  mortgage bankers,  mortgage brokers,  investment  banking firms, and other mortgage loan originators or sellers affiliated with the depositor, which may include EMC.

         Agreement — An owner trust agreement, servicing agreement, indenture or pooling and servicing agreement.

         ARM Loan — A mortgage loan with an adjustable interest rate.

         Assumption Fee — The fee paid to the mortgagee upon the assumption of the primary liability for payment of the mortgage.

         Bankruptcy Amount — The amount of Bankruptcy Losses that may be allocated to the credit enhancement of the related series.

         Bankruptcy Code — Title 11 of the United States Code, as amended from time to time.

         Bankruptcy Loss — A Realized Loss  attributable to certain actions which may be taken by a bankruptcy  court in connection with a mortgage  loan,  including a reduction by a bankruptcy  court of the  principal  balance of or the mortgage  rate on a mortgage loan or an extension of its maturity.

         Beneficial Owner — A person acquiring an interest in any DTC Registered Security.

         Benefit  Plan  Investors  — Plans  subject  to Part 4 of Title I of  ERISA or  Section  4975 of the  Code  and any  entity  whose underlying assets include Plan Assets by reason of any such Plan's investment in the entity.

         Buydown Account — With respect to a buydown mortgage loan, the custodial account where the Buydown Funds are placed.

         Buydown Funds — With respect a buydown mortgage loan, the amount  contributed by the seller of the mortgaged  property or another source and placed in the Buydown Account.

         Buydown Period — The period during which funds on a buydown mortgage loan are made up for from the Buydown Account.

         Call Class — A class of  securities  which  entitles  the holder  thereof  to direct  the  trustee to redeem a Callable  class of securities.

         Callable  Class — A class of securities of a series which is redeemable,  directly or indirectly,  at the direction of the holder of the related Call Class, as provided in the related  prospectus  supplement.  A Callable Class may have a "lock-out period" during which such  securities  cannot be called and generally will be called only if the market value of the assets in the trust fund for such Callable
Class exceeds the outstanding principal balance of such assets.

         CERCLA — The federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         Class  Factor — For any  exchangeable  security  and any  month,  will be a  truncated  seven  digit  decimal  which,  which when multiplied by the original principal amount of that class, will equal its remaining  principal amount,  after giving effect to any payment of (or addition to) principal to be made on the distribution date in the following month.

         Clearstream — Clearstream Banking, société anonyme, formerly known as Cedelbank SA.

         Closing Date — With respect to any series of securities, the date on which the securities are issued.

         Code — The Internal Revenue Code of 1986.

         Commission — The Securities and Exchange Commission.

         Committee Report — The Conference Committee Report accompanying the Tax Reform Act of 1986.

         Conservation Act — The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996.

         Contract — Manufactured housing conditional sales contracts and installment loan agreements each secured by a Manufactured Home.

         Contributions  Tax — With respect to specific  contributions  to a REMIC made after the Closing Date, a tax on the REMIC equal to
100% of the value of the contributed property.

         Cooperative — With respect to a cooperative mortgage loan, the corporation that owns the related apartment building.

         Crime Control Act — The Comprehensive Crime Control Act of 1984.

         Defaulted  Mortgage Loss — A Realized Loss other than a Special Hazard Loss,  Extraordinary  Loss or other losses  resulting from damage to a mortgaged property, Bankruptcy Loss or Fraud Loss.

         Deferred  Interest — If an adjustment  to the mortgage  rate on a mortgage loan has caused the amount of accrued  interest on the mortgage  loan in any month to exceed the  scheduled  monthly  payment on the mortgage  loan,  the  resulting  amount of interest that has accrued but is not then payable;

         Deleted Mortgage Loan — A mortgage loan which has been removed from the related trust fund.

         Designated  Seller  Transaction  — A series of  securities  where the related  mortgage  loans are  provided  either  directly or indirectly to the depositor by one or more Sellers identified in the related prospectus supplement.

         Determination  Date — The close of  business  on the date on which the amount of each  distribution  to  securityholders  will be determined, which shall be stated in each prospectus supplement.

         Distribution  Account — One or more  separate  accounts  for the  collection  of payments on the related  mortgage  loans  and/or mortgage securities constituting the related trust fund, which may be a Master Servicer Collection Account.

         DIDMC — The Depository Institutions Deregulation and Monetary Control Act of 1980.

         DOL — The U.S. Department of Labor.

         DOL Regulations — Regulations by the DOL promulgated at 29 C.F.R. § 2510.3-101.

         DTC — The Depository Trust Company.

         DTC Registered Security — Any security initially issued through the book-entry facilities of the DTC.

         Eligible  Account  — An  account  maintained  with a  federal  or  state  chartered  depository  institution  (i) the  short-term obligations of which are rated by each of the Rating  Agencies in its highest rating at the time of any deposit  therein,  or (ii) insured by the FDIC (to the limits  established  by the FDIC),  the  uninsured  deposits in which  account are  otherwise  secured  such that,  as evidenced by an opinion of counsel  (obtained  by and at the expense of the person  requesting  that the account be held  pursuant to this clause (ii)) delivered to the trustee prior to the  establishment of the account,  the  securityholders  will have a claim with respect to the funds in the account and a perfected  first priority  security  interest  against any collateral  (which shall be limited to Permitted
Instruments)  securing the funds that is superior to claims of any other  depositors or general  creditors of the  depository  institution with which the  account is  maintained  or (iii) a trust  account or  accounts  maintained  with a federal or state  chartered  depository institution  or trust  company  with  trust  powers  acting in its  fiduciary  capacity  or (iv) an account or  accounts  of a  depository institution  acceptable  to the Rating  Agencies  (as  evidenced  in writing by the Rating  Agencies  that use of any such  account as the
Distribution  Account will not have an adverse effect on the then-current  ratings assigned to the classes of the securities then rated by the Rating Agencies). Eligible Accounts may or may not bear interest.

         Equity  Certificates — With respect to any series of notes, the certificate or certificates  representing a beneficial  ownership interest in the related issuing entity.

         ERISA — The Employee Retirement Income Security Act of 1974, as amended.

         ERISA Plans — Employee pension and welfare benefit plans subject to ERISA.

         ES Class — A class of exchangeable securities, as described under "Description of the Certificates — Exchangeable Securities."

         Exemption — An  individual  prohibited  transactions  exemption  issued by the DOL to an  underwriter,  as amended by  Prohibited
Transaction  Exemption  ("PTE") 97-34, 62 Fed. Reg. 39021 (July 21, 1997),  PTE 2000-58,  65 Fed. Reg. 67765 (November 13, 2000),  and PTE
2002-41, 67 Fed. Reg. 54487 (August 22, 2002) or any amendment thereto.

         Exemption Rating Agency — Standard & Poor's, a division of The McGraw-Hill  Companies,  Inc., Moody's Investors Service, Inc., or
Fitch, Inc. or any other "Rating Agency" within the meaning of the Exemption.

         Exchange Act — The Securities Exchange Act of 1934, as amended.

         Extraordinary Loss — Any Realized Loss occasioned by war, civil  insurrection,  certain  governmental  actions,  nuclear reaction and certain other risks.

         Fraud Loss — A Realized  Loss  incurred  on a  defaulted  mortgage  loan as to which  there was fraud in the  origination  of the mortgage loan.

         Fraud Loss Amount — The amount of Fraud Losses that may be allocated to the credit enhancement of the related series.

         FTC Rule — The so-called "Holder-in-Due-Course" Rule of the Federal Trade Commission.

         Garn-St Germain Act — The Garn-St Germain Depository Institutions Act of 1982.

         Ginnie Mae — The Government National Mortgage Association.

         Global Securities — The certificated  securities  registered in the name of DTC, its nominee or another  depository  representing interests in the class or classes specified in the related prospectus supplement which are held in book-entry form.

         Grantor Trust Certificate — A certificate representing an interest in a Grantor Trust Fund.

         Grantor Trust  Fractional  Interest  Certificate — A Grantor Trust  Certificate  representing  an undivided  equitable  ownership interest in the principal of the mortgage loans  constituting the related Grantor Trust Fund,  together with interest on the Grantor Trust
Certificates at a pass-through rate.

         Grantor Trust Strip  Certificate — A certificate  representing  ownership of all or a portion of the difference  between interest paid on the mortgage loans  constituting the related Grantor Trust Fund (net of normal  administration  fees and any retained  interest of the  depositor)  and interest paid to the holders of Grantor Trust  Fractional  Interest  Certificates  issued with respect to the Grantor
Trust Fund. A Grantor Trust Strip  Certificate  may also  evidence a nominal  ownership  interest in the  principal of the mortgage  loans constituting the related Grantor Trust Fund.

         Grantor  Trust Fund — A trust fund as to which no REMIC  election  will be made and which  qualifies as a "grantor  trust" within the meaning of Subpart E, part I of subchapter J of the Code.

         High Cost Loans — Mortgage loans subject to the Homeownership  Act, which amended TILA to provide new requirements  applicable to loans that exceed certain interest rate and/or points and fees thresholds.

         High LTV Loans — Mortgage  loans with  Loan-to-Value  Ratios in excess of 80% and as high as 150% and which are not be insured by a Primary Insurance Policy.

         Homeownership Act —The Home Ownership and Equity Protection Act of 1994.

         Housing Act — The National Housing Act of 1934, as amended.

         Index — With  respect to an ARM Loan,  the related  index will be specified in the related  prospectus  supplement,  will be of a type that are  customarily  used in the debt and fixed income  markets to measure the cost of borrowed  funds,  and may include one of the following indexes:  (1) the weekly average yield on U.S. Treasury  securities  adjusted to a constant maturity of either six months or one year, (2) the weekly  auction  average  investment  yield of U.S.  Treasury  bills of six months,  (3) the daily Bank Prime Loan rate made available by the Federal  Reserve  Board,  (4) the cost of funds of member  institutions  for the Federal Home Loan Bank of San Francisco,
(5) the interbank  offered rates for U.S.  dollar  deposits in the London  market,  each  calculated as of a date prior to each  scheduled interest  rate  adjustment  date which will be  specified in the related  prospectus  supplement  or (6) any other index  described in the related prospectus supplement.

         Insurance  Proceeds — Proceeds received under any hazard,  title,  primary mortgage,  FHA or other insurance policy that provides coverage with respect to a particular  mortgaged  property or the related mortgage loan (other than proceeds applied to the restoration of the property or released to the related  borrower in accordance  with the  customary  servicing  practices of the master  servicer (or, if applicable, a special servicer) and/or the terms and conditions of the related mortgage.

         Intermediary  — An  institution  that is not a participant  in the DTC but clears  through or maintains a custodial  relationship with a participant.

         IRS — The Internal Revenue Service.

         Issue Premium — The excess of the issue price of a REMIC Regular Certificate over its stated redemption price.

         Issuing Entity — With respect to a series of notes,  the Delaware  statutory trust or other trust,  created pursuant to the owner trust agreement, that issues the notes.

         Liquidation  Proceeds — (1) All amounts,  other than Insurance  Proceeds received and retained in connection with the liquidation of defaulted mortgage loans or property acquired in respect thereof,  by foreclosure or otherwise,  together with the net operating income
(less reasonable  reserves for future expenses) derived from the operation of any mortgaged  properties acquired by the trust fund through foreclosure  or otherwise and (2) all proceeds of any mortgage loan or mortgage  security  purchased  (or, in the case of a  substitution, amounts  representing a principal  adjustment) by the master servicer,  the depositor,  a Seller or any other person pursuant to the terms of the related  pooling and  servicing  agreement  or  servicing  agreement  as described  under "The  Mortgage  Pools—Representations  by
Sellers,"  "Servicing of Mortgage  Loans—Realization  Upon and Sale of Defaulted Mortgage Loans," "—Assignment of Trust Fund Assets" above and "The Agreements—Termination."

         Loan-to-Value  Ratio — With respect to any mortgage loan at any given time is the ratio  (expressed as a percentage)  of the then outstanding  principal  balance of the mortgage  loan plus the principal  balance of any senior  mortgage loan to the Value of the related mortgaged property.

         Manufactured  Home —  Manufactured  homes  within  the  meaning  of 42 United  States  Code,  Section  5402(6),  which  defines a
"manufactured  home" as "a structure,  transportable  in one or more sections,  which in the traveling mode, is eight body feet or more in width or forty body feet or more in length,  or, when erected on site, is three hundred  twenty or more square feet, and which is built on a permanent  chassis  and  designed  to be used as a dwelling  with or without a  permanent  foundation  when  connected  to the  required utilities,  and includes the plumbing,  heating,  air conditioning,  and electrical systems contained therein;  except that the term shall include any structure  which meets all the  requirements  of this  paragraph  except the size  requirements  and with respect to which the manufacturer  voluntarily  files a  certification  required  by the  Secretary  of Housing and Urban  Development  and  complies  with the standards established under this chapter."

         Master Servicer  Collection  Account — One or more separate  accounts  established by a master  servicer,  into which each of the related servicers are required to remit collections of payments on the related mortgage loans included in the related trust fund.

         Net Mortgage  Rate — With respect to a mortgage  loan,  the mortgage  rate net of the per annum rate or rates  applicable  to the calculation of servicing and administrative fees and any retained interest of the depositor.

         Nonrecoverable  Advance — An advance which, in the good faith judgment of the master servicer or a servicer, as applicable,  will not be recoverable from recoveries on the related mortgage loan or another specifically identified source.

         Note Margin — With respect to an ARM Loan, the fixed  percentage set forth in the related  mortgage note, which when added to the related Index, provides the mortgage rate for the ARM Loan.

         OID Regulations — The rules governing  original issue discount that are set forth in Sections  1271-1273 and 1275 of the Code and in the related Treasury regulations.

         OTS — The Office of Thrift Supervision.

         Parity Act — The Alternative Mortgage Transaction Parity Act of 1982.

         Parties in  Interest — With  respect to a Plan,  persons  who have  specified  relationships  to the Plans,  either  "Parties  in
Interest" within the meaning of ERISA or "Disqualified Persons" within the meaning of Section 4975 of the Code.

         Percentage  Interest — With  respect to a security of a  particular  class,  the  percentage  obtained  by  dividing  the initial principal  balance or notional  amount of the security by the aggregate  initial  amount or notional  balance of all the securities of the class.

         Permitted  Investments — United States  government  securities and other  investment grade  obligations  specified in the related pooling and servicing agreement or the related servicing agreement and indenture.
         Piggyback  Loan — A second lien  mortgage  loan  originated  by the same  originator to the same borrower at the same time as the first lien mortgage loan, each secured by the same mortgaged property.

         Plan Assets — "Plan assets" of a Plan, within the meaning of the DOL Regulations.

         Plans — ERISA Plans and Tax Favored Plans.

         Prepayment  Assumption — With respect to a REMIC Regular  Certificate or a Grantor Trust Certificate,  the prepayment  assumption used in pricing the initial offering of that security.

         Prepayment  Interest  Shortfall — With respect to any mortgage loan with a prepayment  in part or in full the excess,  if any, of interest  accrued and  otherwise  payable on the related  mortgage  loan over the interest  charged to the borrower  (net of servicing and administrative fees and any retained interest of the depositor).

         Primary  Insurance  Covered  Loss — With  respect to a mortgage  loan covered by a Primary  Insurance  Policy,  the amount of the related loss covered pursuant to the terms of the Primary  Insurance  Policy,  which will generally consist of the unpaid principal amount of the mortgage  loan and accrued and unpaid  interest on the mortgage  loan and  reimbursement  of specific  expenses,  less (1) rents or other  payments  collected  or received by the insured  (other than the  proceeds of hazard  insurance)  that are derived from the related mortgaged  property,  (2) hazard insurance  proceeds in excess of the amount required to restore the related mortgaged  property and which have not been applied to the payment of the  mortgage  loan,  (3) amounts  expended  but not  approved by the primary  insurer,  (4) claim payments previously made on the mortgage loan and (5) unpaid premiums and other specific amounts.

         Primary Insurance Policy — A primary mortgage guaranty insurance policy.

         Primary Insurer — An issuer of a Primary Insurance Policy.

         Protected Account — One or more separate accounts  established by each servicer  servicing the mortgage loans, for the collection of payments on the related mortgage loans included in the related trust fund.

         PTCE — Prohibited Transaction Class Exemption.

         Qualified  Substitute  Mortgage  Loan — A mortgage  loan  substituted  for a Deleted  Mortgage  Loan,  meeting  the  requirements described under "The Mortgage Pools— Representations by Sellers" in this prospectus.

         Rating  Agency — A  "nationally  recognized  statistical  rating  organization"  within the  meaning of Section  3(a)(41)  of the
Exchange Act.

         Realized  Loss — Any loss on a mortgage  loan  attributable  to the  mortgagor's  failure to make any  payment  of  principal  or interest as required under the mortgage note.

         Record  Date — The  close of  business  on the last  business  day of the  month  preceding  the  month in which  the  applicable distribution date occurs.

         Relief Act — The Servicemembers Civil Relief Act..

         REMIC — A real estate mortgage investment conduit as defined in Sections 860A through 860G of the Code.

         REMIC Administrator — The trustee, the master servicer or another specified party who administers the related REMIC.

         REMIC Certificates — Certificates evidencing interests in a trust fund as to which a REMIC election has been made.

         REMIC Provisions — Sections 860A through 860G of the Code.

         REMIC Regular Certificate — A REMIC Certificate designated as a "regular interest" in the related REMIC.

         REMIC Regular Certificateholder — A holder of a REMIC Regular Certificate.

         REMIC Residual Certificate — A REMIC Certificate designated as a "residual interest" in the related REMIC.

         REMIC Residual Certificateholder — A holder of a REMIC Residual Certificate.

         REMIC Regulations — The REMIC Provisions and the related Treasury regulations.

         REO Mortgage  Loan — A mortgage  loan where title to the related  mortgaged  property has been  obtained by the trustee or to its nominee on behalf of securityholders of the related series.

         RICO — The Racketeer Influenced and Corrupt Organizations statute.

         Securities Act — The Securities Act of 1933, as amended.

         Seller — The seller of the  mortgage  loans or mortgage  securities  included  in a trust fund to the  depositor  with  respect a series of securities, who shall be an Affiliated Seller or an Unaffiliated Seller.

         Single Family  Property — An attached or detached  one-family  dwelling unit,  two-to  four-family  dwelling  unit,  condominium, townhouse, row house, individual unit in a planned-unit development and other individual dwelling units.

         SMMEA — The Secondary Mortgage Market Enhancement Act of 1984.

         Special  Hazard  Amount — The amount of Special  Hazard  Losses that may be  allocated to the credit  enhancement  of the related series.

         Special Hazard Loss — (1) losses due to direct physical  damage to a mortgaged  property other than any loss of a type covered by a hazard  insurance  policy or a flood  insurance  policy,  if  applicable,  and (2) losses from  partial  damage  caused by reason of the application of the co-insurance clauses contained in hazard insurance policies.

         Strip  Security  — A security  which will be  entitled  to (1)  principal  distributions,  with  disproportionate,  nominal or no interest distributions or (2) interest distributions, with disproportionate, nominal or no principal distributions.

         Tax  Favored  Plans — Plans  that meet the  definition  of "plan" in  Section  4975(e)(1)  of the Code,  including  tax-qualified retirement  plans  described in Section 401(a) of the Code and individual  retirement  accounts and annuities  described in Section 408 of the Code.

         TILA — The Federal Truth-in-Lending Act.

         Title V — Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980.

         Title VIII — Title VIII of the Garn-St Germain Act.

         Unaffiliated Sellers — Banks, savings and loan associations,  mortgage bankers,  mortgage brokers,  investment banking firms, the
Resolution Trust Corporation, the FDIC and other mortgage loan originators or sellers not affiliated with the depositor.

         United States Person — A citizen or resident of the United States,  a corporation or partnership  (including an entity treated as a corporation  or  partnership  for federal  income tax purposes)  created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia  (except,  in the case of a partnership,  to the extent  provided in  regulations),or  an estate whose income is subject to United States federal  income tax  regardless of its source,  or a trust if a court within the United States is able to exercise  primary  supervision  over the  administration  of the trust and one or more United States persons have the authority to control all substantial  decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury,  which have not yet been issued,  a trust which was in existence on August 20, 1996 (other than a trust  treated as owned by the grantor  under  subpart E of part I of  subchapter  J of chapter 1 of the Code),  and which was  treated as a United  States  person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.

         Value — With respect to a mortgaged property securing a single family,  multifamily,  commercial or mixed-use loan, the lesser of
(x) the appraised  value  determined in an appraisal  obtained at origination  of the mortgage loan, if any, or, if the related  mortgaged property has been appraised  subsequent to origination,  the value determined in the subsequent  appraisal and (y) the sales price for the related mortgaged property (except in circumstances in which there has been a subsequent  appraisal).  However, in the case of refinanced, modified or converted single family,  multifamily,  commercial or mixed-use loans, the "Value" of the related  mortgaged  property will be equal to the lesser of (x) the appraised value of the related  mortgaged  property  determined at origination or in an appraisal,  if any, obtained at the time of  refinancing,  modification  or conversion  and (y) the sales price of the related  mortgaged  property or, if the mortgage loan is not a rate and term  refinance  mortgage loan and if the  mortgaged  property was owned for a relatively  short period of time prior to refinancing,  modification or conversion,  the sum of the sales price of the related mortgaged property plus the added value of any  improvements.  With respect to a new  Manufactured  Home, the "Value" is no greater than the sum of a fixed percentage of the list price of the unit actually billed by the  manufacturer to the dealer  (exclusive of freight to the dealer site),  including  "accessories"
identified in the invoice, plus the actual cost of any accessories  purchased from the dealer, a delivery and set-up allowance,  depending on the size of the unit,  and the cost of state and local taxes,  filing fees and up to three years  prepaid  hazard  insurance  premiums.
With respect to a used  Manufactured  Home, the "Value" is the least of the sale price, the appraised  value, and the National  Automobile
Dealer's  Association book value plus prepaid taxes and hazard  insurance  premiums.  The appraised value of a Manufactured  Home is based upon the age and  condition  of the  manufactured  housing  unit and the  quality  and  condition  of the mobile  home park in which it is situated, if applicable.  An appraisal for purposes of determining the Value of a mortgaged property may include an automated valuation.

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                                          $1,353,897,000 (Approximate)

                                  Structured Asset Mortgage Investments II Inc.
                                                    Depositor

                                            Bear Stearns ALT-A Trust
                                       Mortgage Pass-Through Certificates,
                                                  Series 2006-8

__________________________________________________________________________________________________________________

                                              Prospectus Supplement
__________________________________________________________________________________________________________________

                                            Bear, Stearns & Co. Inc.
                                                   Underwriter

You should rely only on the information  contained or incorporated by reference in this prospectus supplement and the accompanying prospectus.  We have not authorized anyone to provide you with different information.

We are not offering the offered certificates in any state where offer is not permitted.

Dealers will be required to deliver a prospectus  supplement and prospectus  when acting as  underwriters  of the
certificates   offered  by  this  prospectus   supplement  and  with  respect  to  their  unsold   allotments  or
subscriptions.  In addition,  all dealers selling the offered certificates,  whether or not participating in this offering,  may be required to deliver a prospectus  supplement  and prospectus for 90 days after the date of this prospectus  supplement,  such delivery obligation generally may be satisfied through the filing of the prospectus supplement and prospectus with the Securities and Exchange Commission.

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